                                                                   EXHIBIT 10.38



                             DEFINITIVE AGREEMENT

                                    between

                   CELLCO PARTNERSHIP d/b/a VERIZON WIRELESS

                                      and

                           LUCENT TECHNOLOGIES INC.


                             Dated March 16, 2001



Verizon Wireless Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                             DEFINITIVE AGREEMENT


                               Table of Contents

ARTICLE 1

AGREEMENT TO PURCHASE

         1.1               SCOPE OF AGREEMENT
         1.2               COMMITMENTS
         1.3               TERM OF AGREEMENT
         1.4               SUPERSEDED AGREEMENTS
         1.5               EXCLUSIVE MARKET RIGHTS

ARTICLE 2

DEFINITIONS

ARTICLE 3

ORDERS

         3.1               ORDERS
         3.2               VARIATION IN QUANTITY
         3.3               CANCELLATION OF ORDER
         3.4               PURCHASE ORDER TERMS
         3.5               CHANGE ORDER
         3.6               PURCHASER ADVICE
         3.7               ELECTRONIC DATA INTERCHANGE

ARTICLE 4

SUPPLIER COMPREHENSIVE RESPONSIBILITIES FOR OVERALL PERFORMANCE

ARTICLE 5

ASSIGNMENT

         5.1               ASSIGNMENT BY PURCHASER
         5.2               ASSIGNMENT BY SUPPLIER
         5.3               SUBCONTRACTING

ARTICLE 6

DOCUMENTATION, SUPPLIER'S SPECIFICATIONS, INFORMATION, RECORDKEEPING AND DISCLOSURE

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*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         6.1               DOCUMENTATION
         6.2               SUPPLIER'S SPECIFICATIONS AND DRAWINGS
         6.3               PERIODIC REPORTS
         6.4               RECORDS AND AUDITS
         6.4.1             BILLING RECORDS
         6.4.2             OTHER RECORDS
         6.5               COMPATIBILITY INFORMATION
         6.6               NETWORK INTERCONNECTION INFORMATION
         6.7               DISCLOSURE OF POTENTIAL OR ACTUAL DEFECTS
         6.8               DISCLOSURE
         6.9               FEATURE AVAILABILITY

ARTICLE 7

PRICES AND TERMS OF PAYMENT

         7.1               PRICES
         *
         7.1.2             CONTINUOUS IMPROVEMENTS
         7.1.3             REPLACEMENT AND ENHANCED TECHNOLOGY
         *
         *
         7.1.4             NEW TECHNOLOGY ADDITIONS
         7.2               FIRM PRICE QUOTE
         7.2.1             EXCLUSIONS
         *
         7.4               TERMS OF PAYMENT
         7.4.1             INVOICES FOR PRODUCTS
         7.4.2             INVOICES FOR SERVICES
         7.4.3             LATE PAYMENT CHARGES
         7.4.4             DISTINGUISH PAYMENT AND ACCEPTANCE
         7.4.5             INVOICING

ARTICLE 8

TITLE, TRANSPORTATION AND OPERATING EFFICIENCIES

         8.1               TITLE AND RISK OF LOSS
         8.2               TRANSPORTATION
         8.3               FORECASTING AND OPERATING EFFICIENCIES
         8.4               SCHEDULES
         8.4.1             ACCELERATED DELIVERY
         8.5               SHIPPING AND BILLING
         8.6               SHIPPING SCHEDULE
         8.7               NOTICE OF DELAY
         8.8               MARKING AND IDENTIFYING PRODUCTS

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*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

ARTICLE 9

FIRST OFFICE APPLICATION PARTNERSHIP

ARTICLE 10

QUALITY ASSURANCE

         10.1              QUALITY COMMITMENT
         10.2              QUALITY SYSTEM
         10.3              QUALITY PERFORMANCE REPORTING
         10.3.1            REGULAR DATA REPORTS
         10.3.2            ADDITIONAL REPORTS
         10.3.3            ADDRESSES
         10.4              PRODUCT TESTING
         10.5              QUALITY SURVEILLANCE
         10.6              COMPLAINTS
         10.6.1            SUPPLIER QUALITY COMPLAINTS
         10.7              QUALITY IMPROVEMENT PLAN

ARTICLE 11

TECHNICAL AND ENGINEERING ISSUES

         11.1              CONTROLLED INTRODUCTION
         11.2              PRODUCT CHANGE NOTICES (PCNs)
         11.2.1            PRODUCT CHANGE NOTIFICATION ("PCN") CLASSIFICATION
         11.2.1.1          PCN REQUIREMENTS
         11.2.2            PCN NOTIFICATION
         11.2.2.1          PCN NOTICE INFORMATION
         11.2.3            CLASS A DESIGNATION GUIDELINES
         11.2.4            CLASS B DESIGNATION GUIDELINES

ARTICLE 12

TECHNICAL SUPPORT

ARTICLE 13

ACCEPTANCE

ARTICLE 14

WARRANTIES

         14.1              WARRANTY OF TITLE
         14.1.1            QUIET ENJOYMENT

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*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         14.2              HARDWARE WARRANTY
         14.2.1            COMMENCEMENT OF HARDWARE WARRANTY
         14.2.1.2          PRESERVATION OF ACCEPTANCE RIGHTS
         14.2.2            HARDWARE WARRANTY PROCEDURES
         14.2.3            WARRANTY EXCLUSIONS
         14.3              SOFTWARE WARRANTY
         14.3.1            COMMENCEMENT OF SOFTWARE WARRANTY
         14.3.1.1          PRESERVATION OF ACCEPTANCE RIGHTS
         14.3.2            SOFTWARE WARRANTY PROCEDURES
         14.3.3            TRANSPORTATION EXPENSES
         14.3.4            SUPPLIER'S OBLIGATIONS
         14.3.5            NO TROUBLE FOUND
         14.3.6            DISCLOSURE OF SOFTWARE DEFECTS
         14.3.7            SOFTWARE WARRANTY EXCLUSIONS
         14.4              SERVICES WARRANTY
         14.5              SYSTEM COMPATIBILITY WARRANTY
         14.6              CONFIGURATION WARRANTY
         14.7              SURVIVAL
         14.8              WARRANTY PERIOD
         14.8.1            HARDWARE
         14.8.2            SOFTWARE
         14.9              ILLICIT CODE
         14.10             LIMITATION OF WARRANTIES

ARTICLE 15

SOFTWARE

         15.1              RIGHTS IN SOFTWARE
         15.2              PURCHASER REQUESTED FEATURES
         15.3              RE-COMMISSIONED SOFTWARE

ARTICLE 16

INTELLECTUAL PROPERTY - GENERAL OBLIGATIONS

         16.1              INFRINGEMENT OF PATENTS, COPYRIGHTS & TRADEMARKS
         16.2              INTELLECTUAL PROPERTY RIGHTS
         16.3              RIGHTS TO INNOVATIONS AND INVENTIONS
         16.3.1            PROSECUTION OF PATENTS
         16.4              LICENSES
         16.5              IDENTIFICATION
         16.6              INSIGNIA
         16.7              PUBLICITY
         16.8              USE OF PURCHASER'S INFORMATION
         16.9              USE OF SUPPLIER'S INFORMATION

ARTICLE 17

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EXTRAORDINARY SUPPORT

ARTICLE 18

PERFORMANCE REMEDIES

         18.1              SYSTEM PERFORMANCE FUND
         18.2              SERVICE OUTAGE
         18.3              NETWORK ELEMENT ACCESS
         18.4              SERVICE OUTAGE EXCLUSIONS

ARTICLE 19

DEFAULT AND TERMINATION

         19.1              FULL USE OF REMEDIES
         19.1.1            COMMITMENT SHORTFALL
         19.2              SUPPLIER DEFAULT AND TERMINATION BY PURCHASER
         19.3              PURCHASER DEFAULT AND TERMINATION BY SUPPLIER
         19.4              PURCHASER'S RIGHT TO PRODUCT AND PARTIALLY
                           COMPLETED PRODUCT UPON TERMINATION
         19.5              TERMINATION FOR INSOLVENCY, BANKRUPTCY, ASSIGNMENT,
                           EXPROPRIATION AND/OR LIQUIDATION
         19.6              TRANSFER OF CONTROL
         *

ARTICLE 20

SUPPLIER'S CONTINUING OBLIGATIONS

         20.1              INDEPENDENT OBLIGATION OF SUPPLIER TO CONTINUE
                           PERFORMANCE
         20.2              POST TERMINATION /NON-RENEWAL
         20.3              CONTINUING AVAILABILITY

ARTICLE 21

INDEMNIFICATION AND INSURANCE

         21.1              INDEMNIFICATION
         21.2              INSURANCE
         21.3              LIMITATION OF LIABILITY


ARTICLE 22

IMPLEADER

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*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

ARTICLE 23

WORK PERFORMED ON PURCHASER PREMISES

         23.1              CLEAN UP
         23.2              HARMONY
         23.3              PLANT AND WORK RULES
         23.4              RIGHT OF ACCESS
         23.5              TOOLS AND EQUIPMENT
         23.6              WORK HEREUNDER
         23.7              IDENTIFICATION CREDENTIALS

ARTICLE 24

ENVIRONMENTAL AND SAFETY

         24.1              ENVIRONMENTAL COMPLIANCE
         24.1.1            SUPPLIER ENVIRONMENTAL WARRANTY
         24.1.2            PERFORMANCE
         24.1.3            SUPPLIER'S CERTIFICATION AND INDEMNIFICATION
         24.1.4            LICENSES AND PERMITS
         24.1.5            SAFETY PRECAUTIONS AND MANAGEMENT PRACTICES
         24.2              HAZARDOUS CHEMICAL INFORMATION
         24.2.1            HAZARDOUS MATERIALS COMPLIANCE PROVISION
         24.3              OCCUPATIONAL SAFETY AND HEALTH ACT (O.S.H.A)

ARTICLE 25

TRAINING

ARTICLE 26

CONSULTING

ARTICLE 27

GENERAL PROVISIONS

         27.1              SEVERABILITY
         27.2              CHOICE OF LAW
         27.3              COMPLIANCE WITH LAWS
         27.4              COMPLIANCE WITH FEDERAL RULES
         27.4.1            RADIO FREQUENCY ENERGY STANDARDS
         27.4.2            REGISTRATION
         27.5              MINORITY AND WOMEN-OWNED BUSINESS ENTERPRISES
         27.6              EXPORT CONTROL
         27.7              TAXES

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*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         27.8              REGULATORY ASSISTANCE
         27.9              SURVIVAL
         27.10             NON-WAIVER
         27.11             NOTICES
         27.12             FORCE MAJEURE
         27.13             RELEASES VOID
         27.14             SECTION HEADINGS

ARTICLE 28

ALTERNATE DISPUTE RESOLUTION

         28.1              REFERRAL
         28.2              THIRD PARTY ENGINEER
         28.3              MEDIATION

ARTICLE 29

ENTIRE AGREEMENT

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*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              DEFINITIVE AGREEMENT


This agreement ("Agreement") is entered into this ____ day of March, 2001 by and among Cellco Partnership d/b/a Verizon Wireless, a Delaware general partnership with offices at 180 Washington Valley Road, Bedminster, New Jersey 07921 (hereinafter referred to as "PURCHASER") on behalf of itself and for the benefit of its AFFILIATES, and Lucent Technologies Inc., a Delaware corporation with offices at 5 Penn Plaza, New York, New York 10001 (hereinafter referred to as "SUPPLIER").

Whereas, Verizon Wireless is the partnership between Vodafone AirTouch and Verizon Communications Inc., formed through the merger and restructuring of several entities, including Cellco Partnership, Southwestco Wireless, L.P. (collectively referred to as "BAM"), AirTouch Cellular, AirTouch Communications, Inc. (collectively referred to as "AirTouch"), PCS PrimeCo, L.P. ("PrimeCo") and GTE Communication Systems Corporation ("GTE"),

Whereas, prior to such merger and restructuring, each of BAM, AirTouch, PrimeCo and GTE had entered into a principle purchase agreement under which each purchased hardware, software and services for their wireless communications systems from Lucent; such purchase agreements are identified in Section 1.4 hereof;

Whereas, Verizon Wireless and Lucent entered into a Letter of Limited Engagement dated August 9, 2000 and an Interim Agreement dated August 2000 ("Interim Agreement") and agreed, among other things, that the former BAM, AirTouch, PrimeCo and GTE markets would purchase hardware, software and services from Lucent under the terms of the Interim Agreement until such time as the Definitive Agreement is in place between the parties;

Whereas, Verizon Wireless and Lucent have herein reached agreement on the terms and conditions of the Definitive Agreement, identified herein;

Whereas, in addition to the hardware, software and services covered as of the date of execution, the parties intend to extend this Definitive Agreement to encompass the provision of all other hardware, software and services between the parties no later than December 31, 2001.

NOW, THEREFORE, in consideration of the mutual promises and conditions set forth herein, and intending to be legally bound, the parties agree as follows:

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                                    ARTICLE 1

                              Agreement to Purchase

1.1      SCOPE OF AGREEMENT

This AGREEMENT sets forth the terms and conditions pursuant to which PURCHASER commits to purchase and SUPPLIER agrees to supply the PRODUCTS, LICENSED MATERIALS and SERVICES herein at the prices set forth in Appendix A, for deployment and use in the TERRITORY.

1.2      COMMITMENTS

PURCHASER commits to purchase, and SUPPLIER commits to provide five billion dollars ($5,000,000,000.00) of SUPPLIER'S PRODUCTS, LICENSED MATERIALS and SERVICES as ordered by PURCHASER during the three (3) year term of this AGREEMENT, each party's commitment subject to the other's continued performance in compliance with the requirements of the AGREEMENT. PURCHASER'S total dollar volume purchase commitment shall be satisfied by uncancelled ORDERS for minimum annual purchases of one and one-half billion dollars ($1,500,000,000.00) per year for calendar years 2001 and 2002, with any remainder to be purchased by December 31, 2003. Such ORDERS shall be placed in accord with the level described in Appendix A2.a.1, which shall be effective with respect to ORDERS placed on or after March 1, 2001, and at the net price offered on May 1, 2000 for ORDERS placed between January 1, 2001 and February 28, 2001.

In the event that PURCHASER exceeds * in purchases at any time during the term of the AGREEMENT, SUPPLIER shall, upon providing immediate notice to PURCHASER, extend the discounts and price described in Appendix A2.a.2 that correspond to the * commitment level to ORDERS places in excess of * for the remainder of the term of this AGREEMENT. In the event PURCHASER exceeds * in purchases at any time during the term of this AGREEMENT, SUPPLIER shall, upon providing immediate notice to PURCHASER, extend the discounts and prices described in Appendix A2.a.3 that correspond to the * commitment level to ORDERS placed in excess of * for the remainder of the term of this AGREEMENT. If at any time during the term of this AGREEMENT PURCHASER notifies SUPPLIER of its intent to raise its commitment to a higher level, and such higher level commitment is supported by reasonably accurate forecast information, the parties shall implement the discounts and prices corresponding to the level of the increased dollar volume commitment effective on the date of the amendment or as otherwise mutually agreed for the remainder of the term of this AGREEMENT.

In addition, SUPPLIER commits to provide cash payments totaling * to PURCHASER on the following schedule, subject to PURCHASER'S continued performance in compliance with the requirements of this AGREEMENT:

1)   * on or (at SUPPLIER'S discretion) before October 31, 2001;
2)   * on or (at SUPPLIER'S discretion) before October 31, 2002; and
3) * on or (at SUPPLIER'S discretion) before October 31, 2003, or on such date as the parties otherwise agree.

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*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

1.3      TERM OF AGREEMENT

This AGREEMENT shall be effective as of January 1, 2001 and shall continue in effect until December 31, 2003.

1.4      SUPERSEDED AGREEMENTS

The following agreements, including amendments and (to the extent not separately and currently in use) supplemental agreements, are hereby superseded by this
AGREEMENT:

     PCS Infrastructure Purchase and Sale Agreement between PCS PrimeCo, L.P. and AT&T Corporation, dated November 10, 1995 ("PrimeCo Agreement");

     Cellular Infrastructure Purchase and Sale Agreement between WMC Partners, L.P. and Lucent Technologies Inc., dated August 23, 1996 ("Air Touch Agreement");

     General Sales Agreement between Western Electric Company, Inc. and Advanced Mobile Phone Service, Inc., dated May 16, 1983 ("Bell Atlantic Agreement"); and

     Agreement for Purchase and Sale of Cellular Equipment, Software and Related Services between GTE Wireless Service Corporation and Lucent Technologies Inc., dated October 1, 1999 ("GTE Agreement") (superseded as to all purchases made by PURCHASER and its AFFILIATES).

Such agreements are hereby terminated, except the GTE Agreement which is superseded as described above. The non-pricing terms and conditions of this AGREEMENT, excluding Article 1, apply to all purchases made under the Interim Agreement between Verizon Wireless and Lucent Technologies Inc., originally effective in August 2000. The Interim Agreement is hereby terminated.

Section 7.3 of this AGREEMENT also supersedes Sections 2(b) and 2(c) of the Settlement Agreement between Bell Atlantic Corporation, Bell Atlantic Mobile Systems, Inc., NYNEX Corporation, NYNEX Mobile Communications Company and AT&T Corporation ("Settlement Agreement") for the duration of this AGREEMENT. The parties further agree to take reasonable action and cooperate as necessary to supersede the sections of the Settlement Agreement described above, including but not limited to making appropriate court filings. The parties agree to discuss the extent to which any other Sections or Appendices of this AGREEMENT supersede other sections of the Settlement Agreement.

1.5      EXCLUSIVE MARKET RIGHTS

As originally described in the PrimeCo Agreement, from and after the EFFECTIVE DATE, until December 31, 2002, PURCHASER shall exclusively purchase DELIVERABLES from SUPPLIER in the following MTAs (formerly known as the PrimeCo markets):
Chicago, Richmond, Houston, Milwaukee, Dallas, Austin/San Antonio, New Orleans, Jacksonville, Tampa/Orlando and Miami. As used in this Section, DELIVERABLES refers to certain goods, material, equipment (including network infrastructure) or components thereof, including drawings, documents and manuals as well as services and software, which may be manufactured, produced or performed by SUPPLIER or procured by SUPPLIER for incorporation in the MTAs described above.

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                                    ARTICLE 2

                                   Definitions


2.1      ACCEPTANCE

ACCEPTANCE shall occur in accordance with Article 13 hereof, entitled
ACCEPTANCE.

2.2      AFFILIATE(S)

Shall mean, at any time, and with respect to any U.S. domestic corporation, partnership, person or other entity that is primarily engaged in the provision of wireless services and that at such time both (i) directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first corporation, partnership, person or other entity; and (ii) either beneficially owns or holds, directly or indirectly, ten percent (10%) or more of any class of voting or equity interests of the first corporation, partnership, person or other entity, or is a corporation, partnership, person or other entity of which the first corporation, partnership, person or other entity beneficially owns or holds, in the aggregate, directly or indirectly, ten percent (10%) or more of any class of voting or equity interests in it. As used in this definition, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management, operations or policies of a corporation, partnership, person or other entity whether through the ownership of voting securities, or by contract or otherwise.

PURCHASER will place ORDERS on behalf of AFFILIATES, which will not place ORDERS directly. At SUPPLIER'S request, PURCHASER will verify the status of any company seeking rights under this AGREEMENT as an AFFILIATE. In the event that PURCHASER desires to have an AFFILIATE place ORDERS directly to SUPPLIER. PURCHASER shall notify SUPPLIER of the identity of that AFFILIATE. Such AFFILIATE shall be entitled to place ORDERS, provided that the AFFILIATE shall agree not to purchase from SUPPLIER under any other agreement.

2.3      ANCILLARY EQUIPMENT

Shall mean equipment manufactured by an entity other than SUPPLIER and provided through SUPPLIER or provided by PURCHASER, as appropriate, to implement the SYSTEM (e.g., antennas, power supplies, coaxial cable, microwave, channel banks, etc.). Equipment shall not be deemed ANCILLARY EQUIPMENT, however, where the equipment is integrated into a Network Element by SUPPLIER during the manufacturing process.

2.4      APPLICATION SOFTWARE

Shall refer to all SOFTWARE other than OPERATIONAL SOFTWARE. Examples of APPLICATION SOFTWARE include language translators, assemblers, compilers, service programs (including data set utilities, sort/merge utilities and emulators), data management systems and application programs.

2.5      CDPD

Means cellular digital packet data.

2.6      CELL SITE

Means a system of radio transceivers and radio control, antenna and other miscellaneous equipment used to send to and receive from mobile telephones and other wireless terminals the radio signals necessary to the provision of wireless telecommunications service. CELL SITES are interconnected with MSC

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equipment, and may be connected to public switched telephone networks, through transmission facilities which normally are obtained from local telephone companies, and, in any case, unless expressly provided herein, are not offered under this AGREEMENT.

2.7      CHANGE ORDER

Shall have the meaning described in Appendix S hereof, entitled CHANGE ORDER PROCESS.

2.8      DAY

Unless indicated otherwise, all references to "day" or "days" in this AGREEMENT and all Appendices thereto are to calendar days.

2.9      DOCUMENTATION

Shall mean any and all written materials, drawings, and specifications, other than SUPPLIER'S internal process documentation, required for or incident to PURCHASER'S use and operation of the PRODUCTS, including but not limited to, full descriptions of planning, use, test, maintenance, analysis, repair, training, operation, and PURCHASER ACCEPTANCE testing of the PRODUCTS, together with any and all modifications, revisions, additions, improvements or enhancements to the above.

2.10     ENGINEERING SERVICES

Shall mean any maintenance, repair, design, HARDWARE and SOFTWARE support SERVICES performed by SUPPLIER hereunder.

2.11     FCC

Shall mean the agency of the United States government charged with licensing cellular systems, currently the Federal Communications Commission, or its successor agency.

2.12     FIRMWARE

Shall refer to SOFTWARE in object code form that is embedded in HARDWARE such as, by example and not limitation: ROM (Read Only Memory); PROM (Programmable Read Only Memory); or other similar storage media.

2.13     FOA

Shall mean any test or technology trial of HARDWARE or SOFTWARE covered in
Article 9 hereof, occurring in a commercial network environment.

2.14     FVA

Shall mean First Verizon Wireless Application as described in Article 13 hereof, entitled ACCEPTANCE.

2.15     HARDWARE

Shall mean the SUPPLIER'S hardware (including the Firmware licensed to PURCHASER when such Firmware is in the hardware), additions, extensions, components, supplies, test equipment, apparatus and parts, as specified in this Agreement or in an Order, including, without limitation, those set forth or otherwise identified in Appendix A hereto, entitled PRICES and all other Appendices to this Agreement.

2.16     INITIAL SYSTEM

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Means a Network Wireless System for one or more franchise areas furnished under this AGREEMENT, which such areas, prior to such furnishing hereunder, were not served by wireless telecommunications equipment purchased from SUPPLIER.

2.17     INSTALLATION SERVICES

Shall mean warehousing, delivery, staging, installation, commissioning, ACCEPTANCE testing and SUPPLIER program management services provided by SUPPLIER hereunder resulting in fully operational PRODUCT.

2.18     LICENSED MATERIALS

Shall mean the SOFTWARE and RELATED DOCUMENTATION, including the firmware or internal code fixed in, or otherwise incident to, the HARDWARE and for which licenses are granted by SUPPLIER under this Agreement.

2.19     MDBS

Means a mobile data base station, which is typically installed in and may be connected to traditional cellular equipment at CELL SITES, and which is used to provide CDPD services.

2.20     MDIS

Means a mobile data intermediate system, which is utilized to provide switching and routing functions for CDPD traffic to, from and among MDBSs, thereby facilitating delivery of data packets to either fixed end systems or mobile end user systems.

2.21     MSC

Means a mobile switching center. MSCs are interconnected with public switched telephone networks through transmission facilities which normally are obtained from local telephone companies, and, in any case, unless otherwise expressly provided in writing are not offered under this AGREEMENT.

2.22     MTA

Shall mean Major Trading Area, a geographic area designated by the Federal Communications Commission for the purpose of granting authorizations to construct and operate PCS networks, or any analogous area in the TERRITORY.

2.23     NETWORK

Means a combination of interconnected, integrated telecommunications equipment owned, operated, licensed or leased by PURCHASER or its AFFILIATES, into which the SUPPLIER'S PRODUCTS will be integrated, interoperating concurrently and as a whole for the purpose of transmitting, switching and receiving signals, containing voice messages and data, by electromagnetic (i.e. through the air) means.

2.24     NETWORK ELEMENTS

Means entities defined by the functionality of the functional groups they contain and by their interfaces. For example, NETWORK ELEMENTS refer to the components of a SYSTEM, including the MSC, Executive Cellular Processor, Base Transceiver Subsystem and Home Location Register.

2.25     NEW MARKET SYSTEM

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Lucent Technologies Inc./Verizon Wireless                                 Page 5
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Shall mean a cellular SYSTEM purchased by PURCHASER from SUPPLIER under this AGREEMENT for deployment in a market where: (i) PURCHASER does not have an existing cellular SYSTEM; or (ii) PURCHASER is replacing an incumbent vendor's equipment in its entirety with a SUPPLIER-supplied cellular SYSTEM; or (iii) PURCHASER is adding a SUPPLIER-supplied cellular SYSTEM to an existing market where no SUPPLIER-supplied cellular SYSTEM is presently in service.

2.26     OPERATIONAL SOFTWARE

Shall refer to that part of a computer program that is fundamental and necessary to the functioning of a computer (i.e., the basic operating system and/or control program elements of the system). Operational software controls the allocation of all system resources including the central processing unit, main storage, selection, assignment and control of input/output devices and processing programs.

2.27     PRODUCT(S)

Shall mean any or all HARDWARE, LICENSED MATERIALS or DOCUMENTATION provided or furnished by SUPPLIER, including, without limitation, those set forth or otherwise identified in Appendix A hereto, entitled Prices, Appendix H hereto, entitled Documentation, and all other Appendices to this Agreement.

2.28     PURCHASER'S DESIGNEE

Shall include, but not be limited to SUPPLIER'S marshalling centers, warehouses and other facilities specified by PURCHASER as the place of delivery.

2.29     RELATED DOCUMENTATION

Shall mean materials useful in connection with software such as, but not limited to, flowcharts, logic diagrams and listings, program descriptions and specifications.

2.30     SERVICES

Shall mean the technical support, emergency technical assistance, training, and other related services associated with the SYSTEM, or any SUPPLIER'S PRODUCT which may be ordered hereunder, including, without limitation, those set forth or otherwise identified the Appendices to this Agreement.

2.31     SOFTWARE

Shall mean on whatever media provided, a program, or programs, including switch operating systems and network management systems, and firmware or internal code fixed in or otherwise incident to the Hardware, consisting of machine readable logical instructions and tables of information, supplied in object code form, including, without limitation, those set forth or otherwise identified in Appendix A hereto, entitled PRICES, and all other Appendices to this Agreement, which guide the functioning of a processor. Such programs include, but are not limited to, control programs, application programs, operating system programs, base-feature programs, optional-feature programs, and programs related to the operation, administration and/or support of HARDWARE, including all feature releases/upgrades, patches, fixes, corrections, enhancements, improvements and updates relating to such programs. SOFTWARE as used in this Agreement does not include SOURCE CODE.

2.32     SOURCE CODE

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Lucent Technologies Inc./Verizon Wireless                                 Page 6
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Shall mean a computer program in the form of high-level language that generally is not directly executable by a processor, and shall include programmer's comments.

2.33     SPECIFICATIONS

Shall mean those specific requirements and detailed specifications set forth in the SUPPLIER'S specifications and as agreed to in the text of this Agreement or as set forth in the Appendices to this AGREEMENT.

2.34     SUBSCRIBER

Shall mean a person with a handset who uses a SYSTEM or any portion thereof and whose use entitles PURCHASER to revenue and who use is authorized by PURCHASER.

2.35     SYSTEM

Shall mean all components of SUPPLIER'S PRODUCT(S), purchased hereunder, functioning together, performing and interoperating as a fully integrated and efficient whole with itself and with other SUPPLIER-provided switching, transport, transmission elements, other facilities and equipment in the PURCHASER network, in accordance with the requirements and specifications incident to this Agreement or any Order(S) issued pursuant to this Agreement, including, without limitation, those set forth or otherwise identified in Appendix A hereto, entitled Prices and all other Appendices to this Agreement.

2.36     SYSTEM EXPANSION

Shall mean all NETWORK ELEMENTS, ANCILLARY EQUIPMENT, support SERVICES and related SOFTWARE or other PRODUCT purchased and/or licensed hereunder for adding to or expanding a SYSTEM, including new or added SOFTWARE features after initial SYSTEM ACCEPTANCE.

2.37     TERRITORY

Shall mean the District of Columbia and the fifty (50) states of the United States of America.

2.38     THIRD PARTY ENGINEER

Shall mean a neutral engineering expert appointed by agreement of the parties and charged with resolving certain differences between the parties as more specifically defined in Section 28.2 hereof, entitled THIRD PARTY ENGINEER.

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Lucent Technologies Inc./Verizon Wireless                                 Page 7
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                    ARTICLE 3

                                     Orders

3.1      ORDERS

Any written order or statement of work ("Order") issued by PURCHASER or its AFFILIATE(S) for PRODUCT and SERVICES which reference or are placed at the discounts and/or prices provided under this Agreement, shall be deemed to be placed under and incorporate the terms and conditions of this Agreement. The modification or termination of this AGREEMENT shall not affect the rights or obligations of either party under any ORDER accepted by SUPPLIER before the effective date of the modification or termination.

An ORDER for the purchase of PRODUCT and SERVICES shall be written on PURCHASER'S purchase order form and shall contain the following:

     1. The incorporation by reference of this Agreement, except that PURCHASER'S failure to specifically incorporate or identify the number of this Agreement on any Order shall in no manner affect the applicability of these terms and conditions;

     2. A complete list of the PRODUCT and SERVICES to be purchased specifying quantity, type, model, feature, description and purchase price, or, if applicable, a completed SUPPLIER-provided questionnaire;

     3. The locations at which the PRODUCT and SERVICES will be delivered or installed and to which invoices shall be forwarded;

     4. The dates by which the PRODUCT and SERVICES are: (a) to be shipped or performed; and (b) installed or completed and ready for use;

     5.   Any other special terms and conditions agreed upon by the parties.

ORDERS placed for PRODUCT and SERVICES which are consistent with the terms and conditions of this Agreement, shall be deemed accepted by SUPPLIER unless written notice to the contrary is received by PURCHASER or its AFFILIATE(S) within ten (10) business days of SUPPLIER'S receipt of Order.

ORDERS under this Agreement may from time to time be sent to SUPPLIER by any of PURCHASER'S present or future AFFILIATES as are identified in accordance with
Section 2.2 hereof, entitled AFFILIATES.

     SUPPLIER shall accept PURCHASER'S OrderS on any of the following bases:

     1. Standard interval OrderS for PRODUCT and/or SERVICES in accordance with prices and ordering intervals contained herein, or where such prices do not exist, then at prices agreed to by PURCHASER and SUPPLIER; or

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Lucent Technologies Inc./Verizon Wireless                                 Page 8
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

     2. Short interval OrderS for PRODUCT and/or SERVICES required in less than standard intervals at prices and intervals agreed to by PURCHASER and SUPPLIER; or

     3. Accepted Firm Price Quote (FPQ), in accordance with Section 7.2 hereof, entitled FIRM PRICE QUOTE.

If SUPPLIER is unable to accept any Order or change to an Order, SUPPLIER shall provide PURCHASER and/or its AFFILIATES with a written, verbal or electronic notice of non-acceptance within ten (10) days of receipt of the Order. SUPPLIER'S notice of non-acceptance shall state the modifications consistent with the terms of this Agreement necessary to make it acceptable. The proposed modifications shall not be binding upon PURCHASER until accepted by PURCHASER in writing. Pre-printed provisions on the reverse or front of OrderS or SUPPLIER acknowledgment thereof shall be deemed deleted.

PURCHASER and its AFFILIATES shall have the right to change the locations at which the PRODUCT and SERVICES will be delivered or installed and/or to which invoices shall be forwarded at least three (3) days prior to shipment at no additional cost to PURCHASER and/or its AFFILIATES. SUPPLIER shall accept such changes and forward a written acknowledgment of such changes to PURCHASER or its AFFILIATE.

3.2      VARIATION IN QUANTITY

PURCHASER assumes no liability for any PRODUCT produced or processed in excess of the amount specified in an Order issued pursuant to this AGREEMENT.

3.3      CANCELLATION OF ORDER

PURCHASER may at any time, and upon written notice to SUPPLIER, terminate any or all ORDERS placed by it hereunder, except with respect to PRODUCT which has been shipped or SERVICES which have already been performed. Unless otherwise specified herein, PURCHASER 'S liability to SUPPLIER with respect to such terminated ORDERS shall be limited to (i) SUPPLIER'S purchase price of all components not usable in SUPPLIER'S other operations or salable to SUPPLIER'S other customers; (ii) the actual costs incurred by SUPPLIER in procuring and manufacturing PRODUCT not usable in SUPPLIER'S other operations or salable to SUPPLIER'S other customers in process at the date of giving notice of termination, less any salvage value thereof; and (iii) actual engineering and installation costs incurred by SUPPLIER in providing SERVICES hereunder. If requested, SUPPLIER agrees to identify such costs to PURCHASER in reasonable detail. Termination charges shall not be applicable to cancellations resulting from SUPPLIER'S default.

Notwithstanding the above, PURCHASER may notify SUPPLIER to put a hold on any ORDER placed hereunder for a period not to exceed forty-five (45) days or such longer period as may be mutually agreed between the parties. All work under such ORDER shall be suspended by SUPPLIER pending termination or reinstatement of the ORDER. In the event the ORDER is reinstated by PURCHASER, then the ORDER shall be subject to schedules and such costs as may have been incurred as a result of the hold notification as mutually agreed. Should the ORDER be subsequently terminated, termination charges, if any, shall be based upon the date SUPPLIER receives the hold notification from PURCHASER.

If PURCHASER elects to place a hold on installation services or requests to change the installation services completion date, SUPPLIER reserves the right to submit an invoice for any work completed by SUPPLIER prior to the installation hold or request to change the installation services completion date.

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Lucent Technologies Inc./Verizon Wireless                                 Page 9
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

3.4      PURCHASE ORDER TERMS

Whenever the provisions of an Order conflict with the provisions of this Agreement, the typewritten provisions of the Order which have been placed in accordance with a proposal or mutually agreed upon by the parties in writing prior to the ORDER being placed, and which are not pre-printed as part of a form shall control and take precedence over the conflicting provisions of this Agreement, but only for purposes of such Order and, except for the conflicting provisions of such Order, the terms and conditions of this Agreement shall not be deemed to be amended, modified, canceled, or waived. Conflicting pre-printed provisions on the reverse or front of the forms belonging to either party shall be deemed deleted.

3.5      CHANGE ORDER

PURCHASER may initiate the CHANGE ORDER process within the scope of this AGREEMENT or any ORDER issued pursuant to this AGREEMENT, including without limitation, the addition, deletion or modification of PRODUCT to be furnished or SERVICES to be performed, in accordance with the process set forth in Appendix S hereof, entitled CHANGE ORDER PROCESS.

3.6      PURCHASER ADVICE

In the course of performing the WORK and providing the SERVICES, SUPPLIER may receive advice from PURCHASER concerning results to be achieved and requirements to be met in the performance of the WORK. SUPPLIER shall comply with any advice consistent with the terms of this AGREEMENT, but it shall be the responsibility of SUPPLIER'S representatives and supervisors to give such instructions and directions as may be necessary or appropriate to ensure that the work assignments of SUPPLIER'S employees are properly carried out in conformity with such advice.

3.7      ELECTRONIC DATA INTERCHANGE

At an appropriate time, the parties may mutually agree to a process for handling ORDERS through an Electronic Data Interchange ("EDI"). Upon such mutual agreement, the following process may be implemented, PURCHASER shall have the option of issuing, and SUPPLIER shall accept, ORDERS through EDI. Potential EDI transactions, at the discretion of PURCHASER, shall include, but not be limited to, Orders (850), PO Acknowledgment (855), Ship Notice (856), PO Change Order
(860), PO Change Order Acknowledgment (865), Invoice (810), Payment (820), and Functional Acknowledgments (997), as defined in ASC ANSIX12 Standards. The party receiving any EDI transaction set other than a Functional Acknowledgment (997) shall acknowledge the EDI transaction set with a Functional Acknowledgment
(997). Failure of the sending party to receive a Functional Acknowledgment (997) of its transaction within seventy-two (72) hours, excluding weekends and holidays, shall require the sending party to determine if the transaction has been received. If the transaction has not been received, the sending party shall retransmit the transaction. SUPPLIER shall acknowledge every transaction from PURCHASER which is an ORDER (850) with a Functional Acknowledgment (997) as Accepted, Accepted with Errors, or Rejected. A Functional Acknowledgment is an electronic data transmission or a tangible written document sent from SUPPLIER to inform PURCHASER that the transaction has been received and that SUPPLIER accepts, accepts with errors, or rejects, the order. The parties may transmit tangible written copies of electronically transmitted transactions. Since the parties are not required to send tangible written copies of electronically transmitted transactions, the parties agree that the provisions of the Uniform Commercial Code ss. 2-201, entitled Formal Requirements; Statute of Frauds (62 1/2 Part 1, McKinney U.C.C. 2-201) shall not apply to transactions covered by this EDI provision, and that copies of the transmitted and received data, mechanically stored by PURCHASER, shall constitute the sole evidence of the contents of an EDI transaction.

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Lucent Technologies Inc./Verizon Wireless                                Page 10
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                    ARTICLE 4

         Supplier Comprehensive Responsibilities for Overall Performance

SUPPLIER represents, warrants and agrees that it has the responsibility, duty and obligation to provide, perform, and deliver, to the extent set forth herein, the SYSTEM, PRODUCT and SERVICES, as well as any ancillary services, facilities, and equipment, set forth in any ORDER(S) issued by PURCHASER and accepted by SUPPLIER pursuant to this Agreement and further SUPPLIER agrees and acknowledges:

     1. that it recognizes that the SYSTEM, PRODUCT and SERVICES which are to be provided under this AGREEMENT are vital to PURCHASER and must be delivered in full compliance with the scheduled dates and requirements set forth in the ORDER(S) and perform in full compliance with the SPECIFICATIONS;

     2. that SUPPLIER has and will maintain an organization staffed by qualified personnel, including "key personnel," with the knowledge, skill and resources to perform and complete the work; and

     3. that should SUPPLIER fail in its performance beyond the cures and remedies in this AGREEMENT, the cost, and expense required to reprocure the SYSTEM, PRODUCT and SERVICES, and the time lost and the revenues income and profit jeopardized could be substantial and material.

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Lucent Technologies Inc./Verizon Wireless                                Page 11
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                    ARTICLE 5

                                   Assignment


5.1      ASSIGNMENT BY PURCHASER

PURCHASER shall have the right to assign this Agreement or to assign its rights and delegate its duties, obligations or commitments under this Agreement, either in whole or in part, to any of its AFFILIATES, parent, and/or subsidiaries upon notice to SUPPLIER, unless such an entity will be acting in competition with the Cellco Partnership.

No assignment pursuant to this clause shall either affect or diminish any rights or duties that PURCHASER may then have as to PRODUCT ordered by, or SOFTWARE licensed to, PURCHASER or delivered by SUPPLIER prior to the effective date of the assignment or as to PRODUCT which is beyond the scope of the assignment. Upon the acceptance of the assignment and the assumption of the duties under this AGREEMENT by the assignee, PURCHASER shall be released and discharged, to the extent of the assignment, from all further duties under this Agreement.

5.2      ASSIGNMENT BY SUPPLIER

SUPPLIER shall not assign any right or interest under this Agreement, or Order(S) issued pursuant to this AGREEMENT, without the prior written consent of PURCHASER. Any attempted assignment in contravention of the above provision shall be void and ineffective.

Notwithstanding the foregoing, SUPPLIER may assign its rights and obligations:
(i) in a situation where a transfer of control has occurred in accordance with
Section 19.6 hereof, entitled TRANSFER OF CONTROL, upon written notice to PURCHASER; or (ii) in whole to any present or future wholly-owned subsidiary of SUPPLIER upon written notice to PURCHASER; or (iii) if to a non-wholly-owned subsidiary or if assigned only in part, then upon PURCHASER'S consent, which consent shall not be unreasonably withheld, following SUPPLIER'S written notice to PURCHASER in accordance with Section 27.11 hereof, entitled NOTICES.

Notwithstanding the foregoing, PURCHASER acknowledges that SUPPLIER has established a separate entity, Avaya Communications ("Avaya"), and has given Avaya responsibility for selected product lines and divested itself of its ownership in Avaya. SUPPLIER'S obligations under this AGREEMENT shall be assignable and delegable in whole or in part without PURCHASER'S consent, to Avaya, provided that PURCHASER may elect to terminate the assigned portion of this AGREEMENT. Such assignment or delegation shall release SUPPLIER from any further obligation or liability for those products, provided that the assignee assumes all of SUPPLIER'S obligations for those products, including without limitation terms and conditions no less favorable to PURCHASER than those contained herein.

Furthermore, SUPPLIER has divested itself of its Power Systems business and has assigned all responsibility for those products and their ownership to Tyco International ("Tyco"). SUPPLIER'S obligations and performance due shall be assigned in whole or in part without PURCHASER'S consent to Tyco, provided that PURCHASER may elect to terminate the assigned portion of this AGREEMENT. Such assignment shall release SUPPLIER from any further obligation or liability for those products,

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Lucent Technologies Inc./Verizon Wireless                                Page 12
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

provided that the assignee assumes all of SUPPLIER'S obligations for those products, including without limitation terms and conditions no less favorable to PURCHASER than those contained herein.

SUPPLIER has announced its intention to divest itself of its Microelectronics Division business and will assign all responsibility for those products and their ownership to the resulting entities or successors. SUPPLIER'S obligations and performance due shall be assigned in whole or in part without PURCHASER'S consent to the resulting entities, provided that PURCHASER may elect to terminate the assigned portion of this AGREEMENT. Such assignment shall release SUPPLIER from any further obligation or liability for those products, provided the assignee assumes all of SUPPLIER'S obligations for those products, including without limitation terms and conditions no less favorable to PURCHASER than those contained herein.

Except for the exceptions detailed in the paragraphs above, SUPPLIER shall not be released and discharged from it duties under this Agreement following an assignment unless PURCHASER consents to such release and discharge in writing.

Notwithstanding the above, any assignment by SUPPLIER of monies due SUPPLIER under this Agreement shall be void and ineffective to the extent that: (i) SUPPLIER shall not have given PURCHASER at least thirty (30) days prior written notice of such assignment; and (ii) such assignment attempts to limit PURCHASER'S rights and remedies as to SUPPLIER or its assignee, or to impose upon PURCHASER obligations to the assignee additional to the payment of such monies, or to preclude PURCHASER from dealing solely and directly with SUPPLIER in all matters pertaining to this Agreement, including the negotiation of amendments or settlements of charges due.

5.3      SUBCONTRACTING

SUPPLIER may subcontract SERVICES provided hereunder, provided that SUPPLIER shall remain fully responsible for performance of these SERVICES in satisfaction of this AGREEMENT. If PURCHASER has a concern about a particular subcontractor, PURCHASER may raise this concern and the parties shall agree on a resolution.

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Lucent Technologies Inc./Verizon Wireless                                Page 13
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                    ARTICLE 6

      Documentation, Supplier's Specifications, Information, Recordkeeping
                                 and Disclosure

6.1      DOCUMENTATION

SUPPLIER agrees to furnish DOCUMENTATION, and any succeeding changes thereto, in accordance with Appendix H hereto, entitled Documentation and the terms and conditions stated within this Agreement, at no additional charge.

PURCHASER shall treat such DOCUMENTATION in accordance with the Agreement Regarding the Treatment of Lucent Information, a copy of which is attached hereto as Appendix F.

6.2      SUPPLIER'S SPECIFICATIONS AND DRAWINGS

SUPPLIER'S standard commercial and/or technical specifications (including drawings) or other applicable documentation, relating to the SYSTEM and PRODUCT, provided hereunder and listed in Appendix H hereto, entitled Documentation, shall be considered a part of the SPECIFICATIONS.

6.3      PERIODIC REPORTS

SUPPLIER agrees to provide the following reports at no charge to PURCHASER:

         Annual VPP Credit Report
         Quarterly Spend Rate Report
         Quarterly Co-Marketing Credit Report
         Quarterly Training Credit Report
         Quarterly Credit Summary Report

         In addition, SUPPLIER agrees to provide other reports as reasonably requested by PURCHASER.

6.4      RECORDS AND VERIFICATIONS

         6.4.1    BILLING RECORDS

         SUPPLIER shall maintain complete and accurate records of all amounts charged to and payments made by PURCHASER hereunder in accordance with generally accepted accounting practices. SUPPLIER shall retain such records for a period of three (3) years from the date of final payment for PRODUCT and/or SERVICES covered by this Agreement and ORDERS issued hereunder. SUPPLIER agrees to provide reasonable supporting documentation concerning any disputed amount of invoice to PURCHASER within thirty (30) days after PURCHASER provides written notification of the dispute to SUPPLIER.

         SUPPLIER shall provide to PURCHASER, upon request, such records as required for the purposes of verification during the term of this Agreement and during the respective periods in which SUPPLIER is required to maintain such records. Such records shall be utilized in determining the accuracy of SUPPLIER'S billing. Records may be kept in electronic form.

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Lucent Technologies Inc./Verizon Wireless                                Page 14
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         6.4.2    OTHER RECORDS

         SUPPLIER shall maintain, in accordance with generally accepted accounting practices, accurate and complete records as are necessary to enable SUPPLIER to demonstrate full compliance with all of the terms and conditions of this Agreement. SUPPLIER shall maintain such records for a period of six (6) years from the date of the record's creation, except as may be specified in any other clause in this AgreemenT. SUPPLIER shall provide to PURCHASER, upon request, such records as required for the purposes of verification during the term of this Agreement and during the respective periods in which SUPPLIER is required to maintain such records. Such records shall be utilized in determining the accuracy of SUPPLIER'S compliance with all of the terms and conditions of this Agreement. Records may be kept in electronic form. This paragraph shall not apply to: (i) Section 7.3 hereof, entitled MOST PREFERRED CUSTOMER; nor (ii) where such disclosure would violate law, provided that, SUPPLIER identifies the legal prohibition. SUPPLIER shall not be required to reveal trade secrets or provide Source Code to PURCHASER under this Section.

6.5      COMPATIBILITY INFORMATION

Compatibility information is that technical information, including but not limited to software interfaces, required to design equipment and/or software which is functionally interconnectable with the PRODUCT supplied by SUPPLIER hereunder. For a period of five (5) years from the expiration of this AGREEMENT, SUPPLIER shall supply such compatibility information to PURCHASER within forty-five (45) days of a request from PURCHASER.

6.6      NETWORK INTERCONNECTION INFORMATION

As used in this section, "Network Interconnection Information" is that information with regard to SUPPLIER'S PRODUCTS, which PURCHASER is required to provide to requesting persons, or as to which PURCHASER is required to provide public notice, pursuant to applicable law and/or government rules, regulations, or orders, including, but not limited to, 47 USC ss. 251(c)(5) and the rules, regulations and orders of the Federal Communications Commission, including, but not limited to, 47 USC ss.ss. 51.305, 51.307, 51.325 through 51.335,
64.702(d)(2), or 68.110(b). PURCHASER and SUPPLIER agree to cooperate with one another in good faith to establish the specific items of information that constitute Network Interconnection Information.

SUPPLIER shall make available all necessary Network Interconnection Information to PURCHASER. Network Interconnection Information shall not be deemed to be proprietary or confidential information of SUPPLIER or SUPPLIER'S suppliers, and PURCHASER shall have the right to disclose the Network Interconnection Information to any person on a non-confidential and non-proprietary basis and without PURCHASER or the recipient being obligated to make any payment to SUPPLIER or SUPPLIER'S suppliers in connection with the Network Interconnection Information.

SUPPLIER agrees to make available one copy of all necessary Network Interconnection Information to purchaser within thirty (30) days of receipt of a request.

In the event that SUPPLIER fails to disclose Network Interconnection Information to purchaser within thirty (30) days after receiving the request, PURCHASER shall have the right to request a government agency or judicial authority of appropriate jurisdiction, to determine whether the requested information must be disclosed.

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Lucent Technologies Inc./Verizon Wireless                                Page 15
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

In the event that a person requesting Network Interconnection Information from PURCHASER challenges before a government agency or a judicial authority the availability of SUPPLIER Network Interconnection Information, PURCHASER and SUPPLIER shall reasonably cooperate with one another at their own respective cost and expense in responding to such challenge.

In the instance where an order from an appropriate government agency or judicial authority requires the disclosure of any portion of requested Network Interconnection Information, SUPPLIER shall disclose such Network Interconnection Information under such terms, conditions and prices as shall have been directed by the agency or authority, or if terms, conditions and prices have not been directed by the agency or authority, then pursuant to terms, conditions and prices which are (a) commercially reasonable, and (b) permit SUPPLIER to meet its obligations under applicable law and government rules, regulations and orders.

In the event of SUPPLIER'S failure to disclose Network Interconnection Information, PURCHASER shall have the right to return to SUPPLIER any PRODUCT delivered to PURCHASER which PURCHASER is unable to use as a consequence of SUPPLIER'S failure to disclose Network Interconnection Information. SUPPLIER shall refund to PURCHASER the purchase price paid by PURCHASER for any such returned PRODUCTS less reasonable depreciation.

SUPPLIER'S obligations under this section, entitled NETWORK INTERCONNECTION INFORMATION, shall remain in effect for the term of this Agreement or the term of the most recent warranty remaining on any PRODUCTS purchased by PURCHASER under this Agreement, whichever is greater.

6.7      DISCLOSURE OF POTENTIAL OR ACTUAL DEFECTS

SUPPLIER acknowledges and understands the critical importance to PURCHASER of avoiding network or other service degradation, adverse publicity regarding its network services, or the deterioration or breach of the security of PURCHASER'S telecommunications facilities or network. For purposes of this section, "SUPPLIER'S PRODUCTS" shall mean products or goods, wherever located, which are manufactured and/or sold by SUPPLIER, including products or goods which are under development by SUPPLIER or SUPPLIER'S agents or contractors, and which are the same as or functionally or operationally similar to the PRODUCTS. For purposes of this section, "Event" shall mean any malfunction of the SUPPLIER'S PRODUCTS or any failure of the SUPPLIER'S PRODUCTS to conform to the SPECIFICATIONS, which result in the disruption of network access, or the services provided by telecommunications facilities to customers of PURCHASER, SUPPLIER or any other purchaser or user of SUPPLIER'S PRODUCTS for a period of thirty (30) uninterrupted minutes per occurrence. An Event includes but is not limited to:

     1. actual failures or adverse functioning, attributable to the SUPPLIER'S PRODUCTS, resulting in the disruption of network access, or the services provided by telecommunications facilities, to customers of PURCHASER, SUPPLIER or any other purchaser or user of SUPPLIER'S PRODUCTS for a period of thirty (30) uninterrupted minutes per occurrence;

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Lucent Technologies Inc./Verizon Wireless                                Page 16
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

     2. potential, suspected, or actual defects in design and/or manufacturing of the PRODUCTS which have resulted in any actual malfunctions or failures of the SUPPLIER'S PRODUCTS, and which have the potential of causing the disruption of network access, or the services provided by telecommunications facilities, to customers of PURCHASER, SUPPLIER or any other purchaser or user of SUPPLIER'S PRODUCTS for a period of thirty (30) uninterrupted minutes per occurrence; and

     3. defects of the SUPPLIER'S PRODUCTS when used in combination with other goods, products or services, whether those of SUPPLIER or others, where such combined usage actually does result in failures or adverse functioning of the SUPPLIER'S PRODUCTS due to design deficiency which cause the disruption of network access, or the services provided by telecommunications facilities, to customers of PURCHASER, SUPPLIER or any other purchaser or user of SUPPLIER'S PRODUCTS for a period of thirty (30) uninterrupted minutes per occurrence.

SUPPLIER agrees to notify PURCHASER within eight (8) hours of SUPPLIER'S first knowledge of impact on a customer of PURCHASER, for any actual or potential EVENT meeting the criteria stated herein. Such notification shall include action taken by SUPPLIER, its agents and contractors and by the owner or user of the equipment and/or software which are subject to the actual or potential EVENT. Such action may include recommended measures to be reasonably taken to avoid or stop the occurrence of the actual or potential Event in the PURCHASER'S facilities or network. SUPPLIER agrees to be aware of and to compile reports concerning any actual EVENTS.

Notification shall include a description of the problem, potential customer impact, status and any immediate action required. After initial notification, SUPPLIER shall provide PURCHASER within two (2) business days, an electronic or written notification of: (i) the cause or causes of the defect; (ii) any and all measures which can be reasonably taken to avoid or stop any occurrence of a service failure; and (iii) a best effort estimate as to the correction of the defect. Unless otherwise instructed in writing by PURCHASER, SUPPLIER shall continue to provide updates relating to an actual or potential event as contained herein until such time as the actual or potential event has been resolved or PURCHASER and SUPPLIER agree to the discontinuance of the reporting.

The reporting of an EVENT by SUPPLIER to PURCHASER as provided herein shall not relieve SUPPLIER of any of its obligation or liabilities under this agreement.

6.8      DISCLOSURE

SUPPLIER represents that it has disclosed, and will continue to disclose, any issue, element, factor, cause of action, claim or event incident to this AGREEMENT or the technology upon which the PRODUCT, SERVICES or SYSTEM is based, which if disclosed would be likely to have or have had a significant adverse impact upon PURCHASER'S decision to enter into this AGREEMENT or the technology upon which the PRODUCT, SERVICES or SYSTEM is based.

6.9      FEATURE AVAILABILITY

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Lucent Technologies Inc./Verizon Wireless                                Page 17
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

SUPPLIER shall make features and innovations in architecture or functionality in the PRODUCT available for delivery to PURCHASER. Upon PURCHASER'S reasonable request, SUPPLIER will make feature release plans available to PURCHASER for information and planning purposes only.


--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless                                Page 18
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                    ARTICLE 7

                           Prices and Terms of Payment

7.1      PRICES

PRODUCTS and SERVICES will be furnished by SUPPLIER in accordance with the prices stated in the applicable ORDER or in Appendix A hereto, entitled PRICES. Such prices shall be applicable to OrderS issued to SUPPLIER by PURCHASER at the location and by the method agreed to by the parties. The prices applicable to an ORDER shall be those in effect at the time the ORDER is issued. SUPPLIER'S price list for SOFTWARE in Appendix A must differentiate between operating system SOFTWARE and applications SOFTWARE according to the FCC-mandated Uniform System of Accounts, Part 32 of the FCC Rules and Regulations.

     *

     7.1.2    CONTINUOUS IMPROVEMENTS

     SUPPLIER and PURCHASER shall continue to identify areas for (i):
     SUPPLIER'S continuous improvement in cost, quality, and service over the term of this AGREEMENT; and (ii) PURCHASER'S process improvements. SUPPLIER shall afford PURCHASER the ability to realize the benefit of such improvements, including price reductions to the extent the parties mutually agree. Furthermore, a list of continuous improvement initiatives shall be created by the parties. SUPPLIER and PURCHASER will meet at least once every three months, or as mutually agreed, to assess opportunities to implement potential continuous improvement initiatives, such initiatives to be mutually agreed to by the parties.

     7.1.3    REPLACEMENT AND ENHANCED TECHNOLOGY

     PURCHASER and SUPPLIER recognize that SUPPLIER may develop and market PRODUCTS that are designed either (i) to replace the PRODUCTS provided for in this AGREEMENT with PRODUCTS offering the same or comparable features and functionality ("REPLACEMENT TECHNOLOGY") or (ii) to enhance PRODUCTS provided for in this AGREEMENT, by providing additional features and functionality ("ENHANCED TECHNOLOGY"). Such PRODUCTS shall be offered for sale by SUPPLIER to PURCHASER in accordance with the following conditions:

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Lucent Technologies Inc./Verizon Wireless                                Page 19
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

          *

     7.1.4    NEW TECHNOLOGY ADDITIONS

     SUPPLIER may propose the addition of new technology to Appendix A hereto, entitled PRICES, which is not intended to replace or upgrade current PRODUCT, but rather is intended to introduce new features and functionality ("NEW Technology Addition"). SUPPLIER shall provide a detailed written explanation of how such NEW Technology Addition will meet the joint goal of continuous improvement. All proposed NEW Technology Additions shall only be furnished to PURCHASER pursuant to a written amendment to this Agreement or pursuant to a separate written agreement between the parties. The provisions of Section 7.1.3 with respect to pricing and discounts shall not apply to such NEW TECHNOLOGY ADDITIONS.

7.2      FIRM PRICE QUOTE

PURCHASER may utilize the Firm Price Quote (FPQ) for any PRODUCT or SERVICES desired including, but not limited to, initial installations, major rearrangements, engineering, installation services, major equipment removals or provisioning of complex systems. PURCHASER will solicit an FPQ from SUPPLIER utilizing SUPPLIER provided questionnaire or a complete description of the PRODUCT and/or SERVICES requested.

SUPPLIER shall analyze the completed questionnaire and/or request and provide to PURCHASER an FPQ consistent with PURCHASER'S requirements within two (2) weeks of receipt of such questionnaire/request. The FPQ shall be detailed and classified as to PRODUCT and/or SERVICES. Also included with the FPQ shall be a proposed job schedule.

PURCHASER shall review the FPQ and accept or reject such quote. If the FPQ is acceptable to PURCHASER, PURCHASER shall submit to SUPPLIER an Order confirming acceptance of such FPQ.

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Lucent Technologies Inc./Verizon Wireless                                Page 20
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Other necessary engineering information shall be exchanged prior to the scheduled ship date as mutually determined.

     7.2.1    EXCLUSIONS

     Exclusions from proposals or firm price quotes shall be limited to work operations for which PURCHASER is unable to provide quantity until job start, such as the number of cross-connections. SUPPLIER shall acknowledge all such exclusions in the proposal or firm price quote and include unit rates for all exclusion items.

*

7.4      TERMS OF PAYMENT

SUPPLIER shall submit invoices for PRODUCTS furnished and SERVICES performed pursuant to its standard practice, and PURCHASER shall pay such invoices in accordance with the schedules set forth below:

     EF&I
     ----

     For PRODUCT            *

     For Installation       *

     For Engineering        *

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Lucent Technologies Inc./Verizon Wireless                                Page 21
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

     NEW MARKETS
     -----------

     For PRODUCT            *

     For Installation       *

     For Engineering        *


     FOA and FVA
     -----------

     For PRODUCT            *

     For Installation       *

     For Engineering        *


     FURNISH ONLY AND SELF-INSTALL
     -----------------------------

     For PRODUCT            *

     For SERVICES           *


     7.4.1    INVOICES FOR PRODUCTS

     SUPPLIER'S invoice for PRODUCTS, shall be paid net * days from date of invoice, but in no event, unless otherwise agreed to by the parties, shall the invoice be dated prior to shipment of PRODUCT by SUPPLIER.

     7.4.2    INVOICES FOR SERVICES

     SUPPLIER'S invoice for SERVICES shall be paid net * days from date of invoice, but in no event, unless otherwise agreed to by the parties, shall the invoice be dated prior to completion of SERVICES.

     7.4.3    LATE PAYMENT CHARGES

     Delinquent payments on undisputed amounts for PRODUCTS and/or SERVICES are subject to a late payment charge at the rate of * per month, or portion thereof, of the amount due (but not to exceed the maximum lawful rate). The late payment charge will be calculated on the undisputed unpaid balances of all open invoices that are * days in arrears. Late payment charges will be calculated and reviewed on a quarterly basis with PURCHASER and SUPPLIER shall determine whether or not such charges will be used as an offset to reduce existing credit obligations (e.g. co-operative advertising credits, VPP or System Performance funds due to PURCHASER).

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Lucent Technologies Inc./Verizon Wireless                                Page 22
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

     7.4.4    DISTINGUISH PAYMENT AND ACCEPTANCE

     Payment by PURCHASER of such invoices does not mean or imply that the PRODUCT has been accepted and does not impair or limit in any way PURCHASER'S full rights and remedies of ACCEPTANCE which shall be and remain as set forth in Section 13 hereof, entitled ACCEPTANCE.

     7.4.5    INVOICING

     SUPPLIER'S invoices must reflect a differentiation between HARDWARE, SOFTWARE, SERVICES and TRASNPORTATION.

     SUPPLIER agrees to render separate invoices for each shipment or Order in duplicate unless otherwise specified. SUPPLIER shall cooperate with PURCHASER to satisfy PURCHASER'S needs for information on invoices.

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless                                Page 23
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                    ARTICLE 8

                 Title, Transportation & Operating Efficiencies

8.1      TITLE AND RISK OF LOSS

Title and risk of loss or damage to HARDWARE purchased by PURCHASER or its AFFILIATES under this AGREEMENT, or any ORDER placed pursuant to this AGREEMENT, shall pass to PURCHASER upon delivery to the final destination established by the PURCHASER'S purchase order (including PURCHASER'S DESIGNEE) or other agreement of the parties, unless otherwise provided in this AGREEMENT. Risk of loss or damage to LICENSED MATERIALS licensed to PURCHASER or its AFFILIATES under this AGREEMENT or any ORDER placed pursuant to this AGREEMENT shall vest in PURCHASER when the LICENSED MATERIALS have been delivered to the final destination established by the PURCHASER'S purchase order. Delivery of PRODUCT to its final destination by SUPPLIER shall be deemed complete at such time as all transportation, interim warehousing, hauling and hoisting required to be performed by SUPPLIER or its agents under the purchase order for the item have been completed. Notwithstanding the above, if sooner, title and risk of loss to PRODUCT shall pass to PURCHASER at the point at which SUPPLIER or SUPPLIER'S agent turns over possession of the item to PURCHASER, PURCHASER'S employee, PURCHASER'S designated carrier, warehouser or hoister or other PURCHASER'S agent including PURCHASER'S DESIGNEE.

Title to LICENSED MATERIALS shall remain in SUPPLIER or the party from whom SUPPLIER has received the right to sublicense. Nothing in this Section 8.1 hereof shall, during the period SUPPLIER or PURCHASER has the risk of loss of PRODUCT, relieve the other party of responsibility for damage, loss or destruction of PRODUCT, where the damage, loss or destruction is due to such other party's negligence, intentional act or failure to act where action is required under this AGREEMENT.

PURCHASER shall notify SUPPLIER promptly of any claim with respect to loss which occurs while SUPPLIER has the risk of loss and shall cooperate in every reasonable way to facilitate the settlement of any claim.

PURCHASER shall inspect the shipping container(s) and verify that the PRODUCT received complies with the Order with respect to quantity and condition of the shipping container in which the PRODUCT is received. In the event that the shipment does not comply, PURCHASER shall note any shortage and/or visible transportation damages on the shipping document and notify SUPPLIER of same. Each party shall cooperate with the other in the prosecution of loss or damage and resulting claim.

If an Order requires additional SUPPLIER-provided services, such as unloading, hoisting and rigging, installation or ACCEPTANCE testing to be performed by SUPPLIER, SUPPLIER shall be responsible for repairing or replacing any PRODUCT(S) in the event of loss or damage to the PRODUCT(S) resulting from the performance of such SUPPLIER-provided services, and PURCHASER shall remain responsible for purchasing such PRODUCT(S). In addition, SUPPLIER shall be responsible for repairing or replacing any PRODUCT(S) in the event of loss or damage resulting from its acts or omissions while such PRODUCT(S) is in the care, custody and control of SUPPLIER.

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Lucent Technologies Inc./Verizon Wireless                                Page 24
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

When purchasing PRODUCT for shipment directly to an AFFILIATE, PURCHASER shall be acting solely as a purchasing agent for the AFFILIATE to which the PRODUCT is to be shipped and title shall pass directly to that AFFILIATE. Similarly, should an Order be issued by an AFFILIATE and accepted by SUPPLIER, title to direct ship PRODUCT shall pass from SUPPLIER directly to the applicable AFFILIATE. Under both circumstances, the receiving AFFILIATE shall be entitled to all of the rights otherwise afforded to PURCHASER under this Agreement.

8.2      TRANSPORTATION

SUPPLIER shall furnish transportation by common carrier to the destination specified in the purchase order, and transportation charges shall be in accordance with the following transportation factors as described below. Any additional handling services, such as hauling and hoisting, not provided by common carrier shall be charged separately. Transportation as well as any additional handling charges shall each be separately shown on the invoices.

         FURNISH ONLY CIRCUIT PACKS

         Transportation charges for ORDERS for Furnish Only Circuit Packs shall be calculated by multiplying the list prices, less any applicable discounts, of the total amount HARDWARE in the ORDER by a factor of *.

         FOR ALL OTHER ORDERS

         Transportation charges for all other ORDERS shall be calculated by multiplying the list prices, less any applicable discounts, of the total amount of HARDWARE in the ORDER by a factor of *.

No later than six (6) months from the date of execution of this AGREEMENT, SUPPLIER shall provide PURCHASER with a reasonable and sufficient quantity of information that accurately represents the actual transportation charges paid by SUPPLIER for shipments to PURCHASER, and SUPPLIER and PURCHASER will agree on whether the transportation factors should be adjusted.

8.3      FORECASTING AND OPERATING EFFICIENCIES

In order for SUPPLIER to deliver NETWORK ELEMENTS to PURCHASER in a timely manner, PURCHASER shall provide SUPPLIER with an equipment forecast for each quarter and the next three (3) subsequent quarters not later than thirty (30) days prior to the beginning of the first forecasted quarter. Such forecasts shall not obligate PURCHASER to purchase any quantity of PRODUCT, but shall be a good faith estimate of the PURCHASER'S needs. In order to assist SUPPLIER in maintaining an orderly production flow for the purpose of meeting PURCHASER'S delivery requirements, PURCHASER will make a good faith effort to place purchase orders forty-five (45) days to sixty (60) days prior to forecasted delivery dates. SUPPLIER and PURCHASER shall cooperatively develop mutually acceptable cell and switch model configurations which form the basis for PURCHASER to order cellular and PCS cells and switches for initial and growth applications.

8.4      SCHEDULES

SUPPLIER'S standard delivery schedules for the PRODUCT to be furnished under this Agreement, under normal circumstances and in accordance with PURCHASER'S forecasts, are as set forth in the table below. The information below is for planning purposes only; SUPPLIER will provide firm delivery dates for each individual ORDER.

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless                                Page 25
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

----------------------------------------------------------------------------------------------------
                 Application Name         Resv    Order   OE/E    Spec   Prov   Trans     Total Time
                                          (Y/N)   Entry   Intv    Trans  Intv   Intv (US)  Ord-Delv
                                                   Intv           Intv
----------------------------------------------------------------------------------------------------
BILLDATS                                     N       2      18      2      10       5         37
----------------------------------------------------------------------------------------------------
3B21D RETROFIT (PCO)                         Y       2      17      2      17       5         43
----------------------------------------------------------------------------------------------------
3B21D RETROFIT MMO                           Y       2       4      2      22       5         35
----------------------------------------------------------------------------------------------------
Flexent APCC                                 Y       2       5      2      16       5         30
----------------------------------------------------------------------------------------------------
FLEXENT CDMA MICROCELL PCS 1900              Y       2       5      2      10       5         24
----------------------------------------------------------------------------------------------------
OMP-FX                                       Y       2      10      2       6       5         25
----------------------------------------------------------------------------------------------------
FLEXENT CDMA MODCELL PCS                     Y       2       1      2      12       5         22
----------------------------------------------------------------------------------------------------
PCS CDMA GROWTH                              Y       2       2      2       8       5         19
----------------------------------------------------------------------------------------------------
PCS CDMA (FLAGSHIP)                          Y       2       2      2      12       5         23
----------------------------------------------------------------------------------------------------
AC CABS                                      N       2      17      2      40       5         66
----------------------------------------------------------------------------------------------------
BATTERIES(UNIGY)                             N       2      13      2      30       5         52
----------------------------------------------------------------------------------------------------
BATTERIES(VR/IR)                             N       2      13      2      40       5         62
----------------------------------------------------------------------------------------------------
CONTROLLERS MONITORING                       N       2      13      2      20       5         42
----------------------------------------------------------------------------------------------------
WIRELESS/OUTSIDE PLANT #3                    N       2      16      2      30       5         55
----------------------------------------------------------------------------------------------------
Wireless/Outside Plant #2                    N       2      14      2      30       5         53
----------------------------------------------------------------------------------------------------
DSX EQUIPMENT
----------------------------------------------------------------------------------------------------
DISTRIBUTION PANELS                          N       2       8      2      20       5         37
----------------------------------------------------------------------------------------------------
ECHO CANCELLERS (NEPTUNE III)                Y       2       0      2      15       4         23
----------------------------------------------------------------------------------------------------
PSAX                                         N       2       0      0      21       5         28
----------------------------------------------------------------------------------------------------
INVERTERS/UPS                                N       2      14      2      22       5         45
----------------------------------------------------------------------------------------------------
Wireless/Outside Plant #1                    N       2      17      2      10       5         36
----------------------------------------------------------------------------------------------------
RECTIFIERS(SWITCHMODE)                       N       2      20      2      10       5         39
----------------------------------------------------------------------------------------------------
SECONDARY DISTRIBUTION                       N       2      21      2      20       5         50
----------------------------------------------------------------------------------------------------
Network Operations Center 1 (NOC1)                                  2      37                 41
----------------------------------------------------------------------------------------------------
Wireless SM2K Growth                         Y       2      15      2      22       4         45
----------------------------------------------------------------------------------------------------
Wireless  SM2K New Start                     Y       2      20      2      22       4         50
----------------------------------------------------------------------------------------------------
Wireless  VCDX SM2K New Start                Y       2      20      2      22       4         50
----------------------------------------------------------------------------------------------------
WIRELESS DRM
----------------------------------------------------------------------------------------------------
Generic Upgrade                              N       2      15      2      20       4         43
----------------------------------------------------------------------------------------------------
ECP Complex/PCS Access Manager New Start     Y       2      20      2      22       4         50
----------------------------------------------------------------------------------------------------
Unit and Circuit Pack Growth                 N       2       7      2      11       4         26
----------------------------------------------------------------------------------------------------
Wireless LTP Growth                          Y       2      15      2      22       4         45
----------------------------------------------------------------------------------------------------

Definition of Terms:
Days are Business Days Excludes Holidays
Resv = Reservation required
Order Entry Intv = Time required to process Purchase Order
OE/E Intv = Engineer equipment interval
Spec Trans Intv = Transmit specifications to factory
Prov Intv = Manufacturing Interval
Trans Intv = Transportation Interval (Continental US only)
Total Time Ord-Delv = Total interval from receipt of Purchase Order to Deliver of equipment

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Lucent Technologies Inc./Verizon Wireless                                Page 26
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

SUPPLIER reserves the right to modify, amend or change SUPPLIER standard intervals at any time, provided SUPPLIER is doing so in the course of its normal business for all customers. For PRODUCT not identified in this Section 8.4, SUPPLIER shall provide PURCHASER with standard intervals for such product upon PURCHASER'S request. SUPPLIER shall provide updated standard intervals from time to time in the event of any significant modifications, amendments or changes thereto.

     8.4.1    ACCELERATED DELIVERY

     In the event that an accelerated delivery schedule is required by PURCHASER in an interval less than that as established for delivery ("Accelerated Delivery"), SUPPLIER shall use reasonable efforts to comply with such requirements. Actual additional costs incurred by SUPPLIER to comply with such requirements shall be billed to PURCHASER.

8.5      SHIPPING AND BILLING

Unless instructed otherwise by PURCHASER, SUPPLIER shall, for each Order placed hereunder: (i) deliver the entire quantity of items ordered; (ii) ship to the destination designated in the Order in accordance with specific shipping instructions; (iii) ensure that all subordinate documents bear PURCHASER'S Order number; (iv) enclose a packing memorandum with each shipment and when more than one package is shipped, identify the one containing the memorandum; (v) mark PURCHASER'S Order number on all packages and shipping papers; (vi) render itemized invoices in duplicate, or as otherwise specified, showing Order number;
(vii) render separate invoices for each shipment of the Order; and (viii) invoice PURCHASER by mailing or otherwise transmitting invoices, bills and notices to the billing address on the Order after shipment of PRODUCT. Shipping and routing instructions may be altered in writing, as mutually agreed by SUPPLIER and PURCHASER.

8.6      SHIPPING SCHEDULE

The delivery schedule applicable to each Order will be that set forth in the Order or any Change Order, if applicable. SUPPLIER agrees not to deliver PRODUCT prior to the agreed-upon shipping schedule. Any variation from the foregoing must be agreed upon by the parties in writing.

8.7      NOTICE OF DELAY

SUPPLIER, having agreed to the delivery date and/or completion date, whichever is applicable, for any combination of PRODUCT or SERVICES incorporated into PURCHASER'S Order, further agrees to notify PURCHASER in accordance with Section
27.11 hereof, entitled NOTICES, as soon as any foreseeable delay in that date becomes known to SUPPLIER.

8.8      MARKING AND IDENTIFYING PRODUCTS

SUPPLIER'S prices for PRODUCTS include charges for packing and marking shipping containers in accordance with SUPPLIER'S standard practices for domestic shipments, unless expressly stated in writing by SUPPLIER to the contrary. Under normal circumstances, SUPPLIER shall:

     (a) enclose a packing memorandum with each shipment and, if shipment contains more than one package, identify the package containing the memorandum; and

     (b) mark SUPPLIER'S PRODUCT(S) as practicable for identification in accordance with SUPPLIER'S marking specifications (e.g. model/serial number and month and year of manufacture, including bar coding where applicable).

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Lucent Technologies Inc./Verizon Wireless                                Page 27
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

SUPPLIER shall use the Telecommunications Industry Forum, Shipping and Receiving Transaction Bar Code Label Specification, BCC/95 or equivalent specification, as mutually agreed by the parties, as its standard for all shipping labels. All containers shipped by SUPPLIER shall utilize the specifications, except for references made to Mixed loads. PURCHASER does not wish to receive Mixed Load shipments. This standard addresses the transaction label, which provides information for receiving shipments using bar code technology. The transaction label should be affixed on final shipping containers, boxes, cartons, pallets, cases, barrels, etc. PURCHASER requires bar code labels to be on each product as well as shipping containers for inventory management. PURCHASER shall specify information on the bar codes at a later date.

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Lucent Technologies Inc./Verizon Wireless                                Page 28
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                    ARTICLE 9

                  First Office Application ("FOA") Partnership

SUPPLIER agrees that PUCHASER is the Preferred FOA Partner for all non-proprietary SOFTWARE and HARDWARE releases, and will notify PURCHASER of all First Office Application testing ("FOA") planned for all CDMA, ECP, and 5ESS Software Releases for commercial network use in any PCS and Cellular environment.

SUPPLIER will present the FOA requirements to PURCHASER for its review and consideration. PURCHASER must respond in writing to SUPPLIER ,either accepting or rejecting the FOA opportunity and must, if accepting, identify an appropriate market or markets in PURCHASER'S network that meets all FOA requirements. PURCHASER has the option to accept either the PCS FOA or the Cellular FOA or both FOAs. The FOA for new HARDWARE for Cell, ECP, or 5ESS introduced with a Software Release may also be accepted or rejected, at PURCHASER'S discretion. PURCHASER and SUPPLIER will agree on the procedures appropriate to each FOA.

If within thirty (30) calendar days of SUPPLIER presenting the FOA requirements PURCHASER fails to respond, fails to identify an appropriate market (after consultation with SUPPLIER), or rejects the FOA opportunity, SUPPLIER may offer the FOA opportunity to other customers.

In order to satisfy a pre-existing contractual obligation with another customer(s) or if another customer requests and SUPPLIER agrees to develop a new feature through the RDAF process, SUPPLIER may conduct simultaneous FOAs with such customer(s) on a particular feature or feature sub-set or new technology product that is included in PURCHASER'S FOA. In the case of pre-existing obligations, such other customer FOA shall be limited to just those features and/or products for which SUPPLIER has a contractual obligation.

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Lucent Technologies Inc./Verizon Wireless                                Page 29
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                   ARTICLE 10

                                Quality Assurance

The parties hereby agree that TL-9000 shall be the standard for quality assurance for all PRODUCTS and SERVICES furnished by SUPPLIER under this AGREEMENT within a reasonable time of the standard being adopted by the standard body. In addition, SUPPLIER shall demonstrate its commitment to quality in accordance with the provisions of this Article.

10.1     QUALITY COMMITMENT

Quality is a process of assuring conformance to the appropriate terms, conditions and specifications of this AGREEMENT. SUPPLIER agrees that its commitment to quality and the processes it has in place to fulfill this commitment with respect to each PRODUCT and SERVICE provided by SUPPLIER are primary and material requirements of this Agreement. In addition to any other rights or remedy available to PURCHASER under this Agreement, PURCHASER reserves the right to assure, throughout the term of this Agreement, SUPPLIER'S continued commitment to quality, and SUPPLIER agrees to endeavor to improve in its commitment to quality.

SUPPLIER will demonstrate commitment to a quality improvement process by providing:

     1. A published statement of its quality policy signed by an officer of the company;
     2. An established means of measuring and reporting PURCHASER satisfaction;
     3.   A quality training and awareness program;
     4.   A continuous quality improvement process;
     5. An established means of monitoring conformance to requirements for PRODUCTS and SERVICES; and
     6.   An established incoming PRODUCT quality inspection program.

10.2     QUALITY SYSTEM

SUPPLIER shall document, implement and maintain a quality control, assurance and improvement system, which assures that the SYSTEM(S), PRODUCT(S) and services provided to PURCHASER meet all performance standards and requirements and perform in accordance with SPECIFICATIONS. SUPPLIER shall review and use commercially reasonable efforts to be in compliance with all updates to such SPECIFICATIONS and shall report to PURCHASER any exceptions to such compliance.

SUPPLIER agrees to allow PURCHASER, or its agent as approved by Supplier, such approval not to be unreasonably withheld, to conduct periodic on-site reviews at SUPPLIER'S HARDWARE manufacturing and SOFTWARE development facilities to verify compliance with SPECIFICATIONS. SUPPLIER also agrees to develop corrective action plans for any quality system deficiencies that may be detected during these periodic on-site reviews and submit such plans to PURCHASER or PURCHASER'S agent within thirty (30) days after such review. Furthermore, SUPPLIER agrees to implement these corrective action plans, as reasonably necessary to correct such deficiency, within six (6) months after such review.

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10.3     QUALITY PERFORMANCE REPORTING


     10.3.1   REGULAR DATA REPORTS

              SUPPLIER agrees to provide, as requested by PURCHASER and at no cost to PURCHASER, regular data reports, which demonstrate the performance of the SUPPLIER'S PRODUCT while in development, manufacture and service, and the adherence of SUPPLIER'S PRODUCT to the SPECIFICATIONS.

     10.3.2   ADDITIONAL REPORTS

              SUPPLIER agrees to render other periodic reports for service affecting conditions or other conditions that affect the operations and administrative procedures of PURCHASER, or as otherwise requested by PURCHASER. All information provided under this Section 10.3.2 shall be treated as the proprietary information of the originating party.

     10.3.3   ADDRESSES

              All required reports and data shall be delivered to PURCHASER in accordance with Section 27.11 hereof, entitled NOTICES.

10.4     PRODUCT TESTING

All PRODUCT shipped to PURCHASER shall receive SUPPLIER testing to demonstrate functionality, quality and reliability. SUPPLIER'S test environment shall emulate or simulate PURCHASER'S actual PRODUCT application/usage conditions as identified in the SPECIFICATIONS. SUPPLIER'S testing shall be of a sufficient magnitude and duration to demonstrate full PRODUCT feature functionality in accordance with the SPECIFICATIONS. If SUPPLIER'S quality level for this final test stage does not conform to the SPECIFICATIONS, then SUPPLIER shall notify PURCHASER immediately of such non-conformance before PRODUCT shipment, and PURCHASER will advise SUPPLIER as to whether PURCHASER shall accept such PRODUCT.

10.5     QUALITY SURVEILLANCE

SUPPLIER agrees to quality system surveillance activities through PURCHASER or its agent, as approved by SUPPLIER, such approval not to be unreasonably withheld, designated by PURCHASER to demonstrate that the quality system is achieving results consistent with product quality, engineering and reliability requirements. The scope and frequency of these surveillance activities will be based on the SUPPLIER achieving and maintaining consistent and stable quality and reliability results.

10.6     COMPLAINTS

     10.6.1   SUPPLIER QUALITY COMPLAINTS

     In the event that PURCHASER determines that PRODUCT furnished hereunder does not perform in a satisfactory manner or is unsatisfactory in other respects, PURCHASER may issue a Supplier Quality Complaint ("SQC") in writing to notify SUPPLIER. SUPPLIER shall provide an acknowledgment to PURCHASER within ten (10) days of receipt. Within twenty (20) days, SUPPLIER shall provide a final report specifying such changes, if any, in design, manufacturing process or installation and/or engineering instructions, which SUPPLIER believes are reasonably required to address PURCHASER'S SQC. The report will include the root cause of the SQC,

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     condition, a plan for immediate corrective action to correct the SQC and a long-term plan to ensure continued quality PRODUCTS are provided.

     Nothing herein shall obviate SUPPLIER'S obligations under Section 11.2 hereof, entitled PRODUCT CHANGE NOTICES, Appendix E hereof, entitled LUCENT WIRELESS SOFTWARE SUPPORT and Article 14 hereof, entitled WARRANTIES.

     The parties shall provide notice with respect to all quality complaints in accordance with Section 27.11 hereof, entitled NOTICES.

10.7     QUALITY IMPROVEMENT PLAN

SUPPLIER shall have a documented plan for continuously assessing and improving the price, quality and reliability of PRODUCT used in network applications. Such plan shall rely upon performance data collected on a continual basis.

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Lucent Technologies Inc./Verizon Wireless                                Page 32
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                                   ARTICLE 11

                        Technical and Engineering Issues

11.1     CONTROLLED INTRODUCTION

Upon PURCHASER'S request, SUPPLIER agrees to submit an evaluation copy of initial SOFTWARE Code Corrections, Upgrades, or Enhancements intended for introduction in PURCHASER'S network to PURCHASER'S Director of Maintenance Engineering or PURCHASER'S agent, for evaluation purposes at a mutually agreed to date prior to placing such SOFTWARE Code Corrections, Upgrades or Enhancements on any PRODUCT covered by the applicable Product Specific Agreement.

There shall be no fees associated with the SOFTWARE evaluation copy provided by SUPPLIER and such evaluation shall in no way oblige PURCHASER to subsequent charges or contingencies regardless of the results of the evaluation. At the end of the evaluation period, PURCHASER will either return the SOFTWARE evaluation copy and all RELATED DOCUMENTATION to SUPPLIER or issue an Order for such SOFTWARE.

Within thirty (30) days of receipt of evaluation SOFTWARE, PURCHASER will advise SUPPLIER in writing of the acceptability or non-acceptability of such SOFTWARE provided for use in PURCHASER'S network. In the event that any evaluation SOFTWARE is unacceptable to PURCHASER, SUPPLIER shall not furnish such SOFTWARE on any of PURCHASER'S OrderS during the evaluation or thereafter without prior written approval from PURCHASER.

SOFTWARE documentation for a new Flexent(TM) or AUTOPLEX(R) wireless network release will be made available to PURCHASER by SUPPLIER at least sixteen (16) weeks in advance of the planned availability date for such SOFTWARE to enable PURCHASER to have appropriate time in advance of general availability to review and access potential impacts to PURCHASER'S off-board platforms such as billing.

11.2     PRODUCT CHANGE NOTICES (PCNs)

SUPPLIER shall notify PURCHASER of changes to be made by SUPPLIER in the HARDWARE or SOFTWARE furnished hereunder that would impact:

     a. HARDWARE and/or SOFTWARE SPECIFICATIONS;
     b. FIT rates set forth in the SPECIFICATIONS; or
     c. Form, Fit or Function.

     11.2.1 PRODUCT CHANGE NOTIFICATION ("PCN") CLASSIFICATION

     Changes in HARDWARE and/or SOFTWARE may be classified as follows:

     CLASS "A" CHANGE

     Shall mean a modification of an existing item to remedy a nonconformance to SUPPLIER'S SPECIFICATIONS required to correct a design defect of a type that results in electrical or mechanical inoperative conditions, extremely unsatisfactory operating conditions, or a modification which is recommended to enhance safety.

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Lucent Technologies Inc./Verizon Wireless                                Page 33
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     CLASS "B" CHANGE

     Shall mean a change that provides item enhancements resulting in new features or improved service capabilities.

     11.2.1.1. PCN REQUIREMENTS

     At any time during its performance under this AGREEMENT, SUPPLIER may implement changes to PRODUCT(S), modify the drawings and SPECIFICATIONS relating thereto, or substitute PRODUCT(S) of a similar or more recent design. However, such changes must comply with each of the following requirements:

     (a) changes must not adversely affect physical or functional interchangeability or performance unless otherwise agreed in writing by PURCHASER;

     (b) the price for equivalent performance must be the same or lower than the price provided in this AGREEMENT unless otherwise agreed in writing by PURCHASER (this price comparison shall consist of all costs to PURCHASER, including those of installation, operation and maintenance);

     (c)  changes must not detract from safety of the PRODUCT(S);

     (d)  changes must have received all necessary regulatory approvals; and

     (e) changes must not in any way diminish SUPPLIER'S obligations pursuant to the warranties provided in this AGREEMENT or diminish the scope of warranties provided in this AGREEMENT. If PURCHASER disagrees with the nature of any change in HARDWARE and/or SOFTWARE, PURCHASER shall have the right to escalate the matter for review and resolution by SUPPLIER'S senior management.

     11.2.2 PCN NOTIFICATION

     SUPPLIER will provide PURCHASER with advance written notice of any change, modification or substitution, including notice of SUPPLIER'S intention to change the PRODUCT(S)' price. The notice shall be given at least thirty (30) days in advance of the effective date of the change, modification or substitution. However, notice is not necessary where SUPPLIER reasonably considers the change as minor, where there is no price change and where the provisions of 11.2.1.1 are complied with, or with respect to a Class A or Class B change.

          11.2.2.1. PCN NOTICE INFORMATION

          The information provided to PURCHASER shall include:

          (a)  description and classification of change;
          (b)  reason for change;
          (c)  price impact, if known;
          (d)  effective date of change; and
          (e)  implementation schedule, if appropriate.

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     11.2.3. CLASS A DESIGNATION GUIDELINES

          11.2.3.1.

          If SUPPLIER has engineered, furnished and installed a PRODUCT which is subject to a Class A change, SUPPLIER will provide such change at its expense if it is issued within fifteen (15) years from the date of shipment of that PRODUCT by, at its option, either (i) providing the modification for the PRODUCT to PURCHASER'S site; (ii) modifying the PRODUCT which PURCHASER has returned to SUPPLIER in accordance with SUPPLIER'S instructions or (iii) replacing the PRODUCT requiring the change with a replacement PRODUCT for which such a change has already been implemented. If SUPPLIER has not engineered the original product application and accordingly, office records are not available to SUPPLIER, SUPPLIER will provide the generic Class A change information and associated parts for PURCHASER'S use to apply such change.

          If SUPPLIER has not installed such PRODUCT, SUPPLIER will, at its expense, furnish the parts and DOCUMENTATION necessary to implement such change if it is announced within fifteen (15) years from the date of shipment of that PRODUCT. If SUPPLIER determines that a PRODUCT subject to such change is readily returnable, PURCHASER, at its expense, shall remove and return such PRODUCT to SUPPLIER'S facility and SUPPLIER, at its expense, shall implement such change at is facility and return such changed PRODUCT to PURCHASER'S designated location. Reinstallation shall be performed by PURCHASER at its expense.

          If PURCHASER does not permit SUPPLIER to make a Class A change as stated above within one year from the date of change notification, subsequent changes, repairs or replacements affected by the failure to make such change may, at SUPPLIER'S option, be billed to PURCHASER whether or not such subsequent change, repair or replacement is covered under warranty.

          If requested, Class A changes announced more than fifteen (15) years from the date of shipment will be implemented at PURCHASER'S expense.

     11.2.4. CLASS B DESIGNATION GUIDELINES

          11.2.4.1

          With respect to Class B changes, SUPPLIER shall first notify PURCHASER of the exact nature of the change and details of the proposed implementation procedure shall be discussed with PURCHASER within the notification time periods stated above. If SUPPLIER issues a Class B change after the PRODUCT has been shipped to PURCHASER, SUPPLIER shall promptly notify PURCHASER of such Class B change if it is being generally offered to SUPPLIER'S customers. When a Class B change is requested by PURCHASER, billing will be at SUPPLIER'S then prevailing rates.

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                                   ARTICLE 12

                                Technical Support

SUPPLIER shall provide technical support in accordance with the terms and conditions of Appendix E, entitled LUCENT WIRELESS SOFTWARE SUPPORT.

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Lucent Technologies Inc./Verizon Wireless                                Page 36
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                                   ARTICLE 13

                                   Acceptance

13.1     ACCEPTANCE

The SYSTEMS, PRODUCT(S) and SERVICES to be furnished or delivered pursuant to Order(s) issued under this Agreement shall be subject to ACCEPTANCE in accordance with one of the following procedures:

1. SYSTEMS, PRODUCT(S) which do not require Formal Acceptance Testing ("FORMAL ACCEPTANCE TESTING NOT REQUIRED") as described in Appendix C and;

2. SYSTEMS, PRODUCT(S) which require Formal Acceptance Testing ("FORMAL ACCEPTANCE TESTING REQUIRED") as described in Appendix C.

13.2     FORMAL ACCEPTANCE TESTING NOT REQUIRED

         13.2.1 FORMAL ACCEPTANCE TESTING NOT REQUIRED PROCEDURE

         Upon receipt by PURCHASER when SUPPLIER is not performing installation, or upon installation complete when SUPPLIER is performing installation, PURCHASER will be granted up to a thirty (30) day period, ("STANDARD ACCEPTANCE PERIOD") to test for conformance with SUPPLIER'S SPECIFICATIONS and PURCHASER'S functional requirements. Upon successful completion of testing PURCHASER shall issue a Notice of ACCEPTANCE or, should test(s) not be completed successfully, a Notice of Defect, in accordance with Section 27.11 hereof, entitled NOTICES. In the event PURCHASER does not issue either notice within ten (10) days after the STANDARD ACCEPTANCE PERIOD, then it shall be deemed that PURCHASER had issued a Notice of ACCEPTANCE. In the event a Notice of Defects has been issued by PURCHASER, SUPPLIER shall start to correct defects within twenty-four (24) hours of such notice. Upon completion of such corrective actions by SUPPLIER, PURCHASER shall have the opportunity to retest the new or replacement PRODUCT. Time required by SUPPLIER to correct deficiencies and for PURCHASER to retest the new PRODUCT shall not apply to the thirty (30) day Standard Acceptance Period.

         13.2.2 CORRECTIVE ACTION PLAN

         Except as otherwise agreed to by the parties on a case-by-case basis, if during the retest period, the SUPPLIER'S PRODUCT, or SERVICE does not meet the SPECIFICATIONS and PURCHASER'S functional requirements, or otherwise fails ACCEPTANCE, the SUPPLIER shall respond with a documented Corrective Action plan established by PURCHASER and SUPPLIER jointly. The plan, which shall be mutually agreed upon, shall address the unacceptable condition with a root cause analysis of the problem, the proposed solution, the process modification to prevent reoccurrence, the time frame for the changes, and the person(s) responsible for SUPPLIER'S implementation of the plan.

         The Corrective Action plan shall be presented to the PURCHASER'S Representative for concurrence prior to implementation, which concurrence shall not be unreasonably withheld or delayed. Upon completion of the Corrective Action Plan by SUPPLIER, PURCHASER shall re-initiate its ACCEPTANCE procedures and the applicable

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Lucent Technologies Inc./Verizon Wireless                                Page 37
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         Standard Acceptance Period shall start anew. In the event that the PRODUCT, or SERVICE again fails ACCEPTANCE, PURCHASER shall have the right to declare a breach and proceed in accordance with
         Section 19.2 hereof, entitled SUPPLIER DEFAULT AND TERMINATION BY PURCHASER.

13.3     FORMAL ACCEPTANCE TESTING REQUIRED

In the event that an ACCEPTANCE TEST is required, PURCHASER shall conduct such ACCEPTANCE TESTS in accordance with the provisions of Appendix C.

         Items shall be deemed accepted by PURCHASER at the end of the ACCEPTANCE TEST period or as mutually agreed, unless PURCHASER notifies SUPPLIER in writing to the contrary. If an item fails the ACCEPTANCE TEST during the mutually agreed ACCEPTANCE TEST period, the ACCEPTANCE DATE shall be extended on a day-to-day basis until the item, as modified or replaced, is accepted.

         13.3.1 NEW MARKETS/SYSTEM EXPANSION

         For deliverables supplied and installed by SUPPLIER as a part of a New Market or System Expansion, ACCEPTANCE will occur as mutually agreed by the Parties or upon expiration of ninety (90) days from the date of Commercial Services or one-hundred and twenty (120) days from the date of Installation Complete whichever is earlier.

         The parties will use reasonable efforts to agree upon acceptance test procedures that may be performed simultaneously with SUPPLER'S standard installation completion testing.

         13.3.2 FIRST VERIZON WIRELESS APPLICATION ("FVA") ACCEPTANCE

         In the event that a First VERIZON WIRELESS Application ACCEPTANCE procedure is required and is agreed to by the parties, such an ACCEPTANCE procedure shall occur in at most two phases, denoted as Phase I and Phase II. PURCHASER shall have a sixty (60) day period or as mutually agreed following installation completion ("FVA Phase I Acceptance Period") to determine whether or not the SYSTEM, PRODUCT or SERVICE initially meets the parameters and performance objectives set forth in the SPECIFICATIONS and other mutually agreed acceptance criteria by the parties, utilizing SUPPLIER'S standard ACCEPTANCE test procedures and PURCHASER'S own independent measurement standards and testing procedures. Upon successful completion of such testing, PURCHASER will issue a Notice of Initial ACCEPTANCE to SUPPLIER; or if the SYSTEM, PRODUCT OR SERVICE fails ACCEPTANCE, a Notice of Defect, in accordance with Section 27.11 hereof, entitled NOTICES.

         13.3.3 FVA PHASE II ACCEPTANCE

         If FVA Phase II ACCEPTANCE procedure is required and will be mutually agreed to by the parties, such FVA Phase II ACCEPTANCE shall commence when in the judgment of the parties, the SYSTEM, PRODUCT or SERVICE is fully operational and loaded with sufficient traffic in order to determine whether or not the SYSTEM, PRODUCT or SERVICE operates and functions in an identified network environment for a continuous thirty
         (30) day period ("FVA Phase II Acceptance Period"), in accordance with the SPECIFICATIONS and mutually agreed acceptance criteria. Upon successful completion of FVA Phase II ACCEPTANCE, PURCHASER will issue a Notice of FVA ACCEPTANCE signifying that full and final ACCEPTANCE of the FVA portion of the SYSTEM, PRODUCT or SERVICE has occurred; or in the event the SYSTEM, PRODUCT OR SERVICE fails ACCEPTANCE, a Notice of Rejection in accordance with Section 27.11 hereof, entitled NOTICES.

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         13.3.4 FVA CORRECTIVE ACTION PLAN

         Except as otherwise agreed to by the parties on a case-by-case basis, in the event that the SUPPLIER'S SYSTEM, PRODUCT, or SERVICE does not meet the SPECIFICATIONS and mutually agreed acceptance criteria for Phase I or Phase II of the FVA, the SUPPLIER shall respond with a documented FVA Corrective Action plan. The plan shall address the unacceptable condition with a root cause analysis of the problem, the proposed solution, the process modification to prevent reoccurrence, the time frame for the changes, and the person(s) responsible for SUPPLIER'S implementation of the plan.

         The FVA Corrective Action plan shall be presented to the PURCHASER Representative for concurrence prior to implementation, which concurrence shall not be unreasonably withheld or delayed. Upon completion of the Corrective Action Plan by SUPPLIER, PURCHASER shall reinitiate its ACCEPTANCE procedures and the applicable Acceptance Period shall start anew. In the event that the SYSTEM, PRODUCT, or SERVICE in the FVA fails Phase I or Phase II ACCEPTANCE, PURCHASER may reject, in whole or in part, the SYSTEM(s), PRODUCT, or SERVICE and SUPPLIER shall promptly refund any payment which PURCHASER may have made for the rejected SYSTEM, PRODUCT, or SERVICE and PURCHASER may procure through a third party or other sources substitute functionally similar or comparable SYSTEM, PRODUCT, or SERVICE as may be deemed necessary to replace that which has been rejected in such a manner and under such terms as PURCHASER may deem appropriate.

         13.3.5 GENERALLY AVAILABLE PRODUCT ACCEPTANCE

         Except as otherwise agreed to by the parties on a case-by-case basis, upon successful completion of FVA Phase I and, if mutually agreed to, Phase II ACCEPTANCE, SUPPLIER shall furnish, deliver and, if required, install SYSTEM, PRODUCT, or SERVICE ordered by PURCHASER on a generally available basis and PURCHASER shall have the following rights in ACCEPTANCE.

         Upon completion of installation PURCHASER will be granted up to a thirty (30) day period ("GA Acceptance Period") to test and determine readiness for turnover i.e., accept for service. This routine procedure will be normally conducted as part of the ACCEPTANCE procedure to determine whether or not the SYSTEM, PRODUCT, or SERVICE meets the parameters and performance objectives set forth in the SPECIFICATIONS and other ACCEPTANCE criteria mutually agreed to by the parties. Upon successful completion of such tests, PURCHASER shall issue a Notice of GA ACCEPTANCE; or if the SYSTEM, Product or SERVICE fails ACCEPTANCE, a Notice of Defect in accordance with Section 27.11 hereof, entitled NOTICES. In the event PURCHASER does not issue either notice within ten
         (10) days after the completion of the ACCEPTANCE Tests, then it shall be deemed that PURCHASER had issued a Notice of ACCEPTANCE. In the event a Notice of Defect has been issued by PURCHASER, SUPPLIER shall start to correct defects within twenty-four (24) hours of such Notice. Upon completion of such corrective actions by SUPPLIER, PURCHASER shall retest the SYSTEM, PRODUCT or SERVICE ("Retest Period") for turnover i.e., accept for service.

         13.3.6 GA CORRECTIVE ACTION PLAN

         Except as otherwise agreed to by the parties on a case-by-case basis, if during the retest period, the SUPPLIER'S SYSTEM, PRODUCT, or SERVICE does not meet the SPECIFICATIONS, or otherwise fails ACCEPTANCE criteria, the SUPPLIER shall respond with a documented GA Corrective Action plan established by PURCHASER and SUPPLIER jointly. The plan which shall be mutually agreed upon shall address the unacceptable condition with a root cause analysis of the problem, the proposed solution, the process modification to prevent reoccurrence, the time frame for the changes, and the person(s) responsible for SUPPLIER'S implementation of the plan.

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Lucent Technologies Inc./Verizon Wireless                                Page 39
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         The Corrective Action plan shall be presented to the PURCHASER'S Representative for concurrence prior to implementation, which concurrence shall not be unreasonably withheld or delayed. Upon completion of the Corrective Action Plan by SUPPLIER, PURCHASER shall re-initiate its ACCEPTANCE procedures and the applicable Acceptance Period shall start anew. In the event that the SYSTEM, PRODUCT, or SERVICE again fails ACCEPTANCE, PURCHASER shall have the right to declare a breach and proceed in accordance with Section 19.2 hereof, entitled SUPPLIER DEFAULT AND TERMINATION BY PURCHASER.

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                                   ARTICLE 14

                                   Warranties

14.1     WARRANTY OF TITLE

SUPPLIER warrants that it shall have, as of the date of each ORDER, and as of the ACCEPTANCE DATE of each PRODUCT thereunder, free and clear title to, or the right to possess, use, sell, transfer, assign, license or sub-license on a perpetual basis or as otherwise specified, any and all PRODUCTS that are sold, licensed or otherwise provided to PURCHASER by SUPPLIER pursuant to such Order. SUPPLIER shall not create or permit the creation of any lien, encumbrance, or security interest in any PRODUCT licensed to PURCHASER, or sold to PURCHASER and for which title has not yet passed to PURCHASER, without the prior written consent of PURCHASER. Title to any PRODUCT licensed by PURCHASER hereunder shall not transfer to PURCHASER unless otherwise specified in this AGREEMENT or any amendment hereto. Title to and risk of loss for any PRODUCT purchased by PURCHASER hereunder shall pass to PURCHASER, in accordance with Section 8.1 hereof, entitled TITLE AND RISK OF LOSS. Passing title to any PRODUCT shall not constitute ACCEPTANCE on the part of PURCHASER.

         14.1.1   QUIET ENJOYMENT

         With respect to any PRODUCT(S) or SERVICES furnished hereunder, SUPPLIER agrees that PURCHASER shall be entitled to possess and use such PRODUCT(S) or ServiceS during the initial term, including any extensions or renewals thereof, without interruption by SUPPLIER or any person claiming by or through SUPPLIER, provided only that PURCHASER shall duly perform its obligations pursuant to this Agreement and any applicable Order(S).

14.2     HARDWARE WARRANTY

SUPPLIER represents and warrants that all HARDWARE will be free from defects in material or workmanship and will conform to, comply, function and perform in accordance with the SPECIFICATIONS throughout the warranty period stated in
Section 14.8 hereof, entitled WARRANTY PERIOD, and that SUPPLIER will, at its option, either repair or replace the HARDWARE without charge at its manufacturing or repair facility, or if the HARDWARE is not repairable or replaceable, at the option of PURCHASER provide a refund or credit of the original purchase price and, if installed by SUPPLIER, also a refund or credit of the original price for associated installation SERVICES provided, and remove the HARDWARE and repair the premises as caused by the removal of the HARDWARE, at SUPPLIER'S expense.

         14.2.1   COMMENCEMENT OF HARDWARE WARRANTY

         The warranty period for HARDWARE commences on:

         1) if installed by SUPPLIER, on the date installation or repair is completed; and

         2)  for all other HARDWARE, on the date of shipment of the HARDWARE.

                  14.2.1.1
                  The warranty period for SERVICES commences on the date the SERVICES are completed.

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*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  14.2.1.2 PRESERVATION OF ACCEPTANCE RIGHTS

                  SUPPLIER recognizes that commencement of the warranty period at installation completion and prior to ACCEPTANCE in no way limits PURCHASER'S ACCEPTANCE rights and remedies as set forth in Section 13 hereof, entitled ACCEPTANCE. However, upon ACCEPTANCE and thereafter during the warranty period as set forth in Section 14.8, PURCHASER'S sole and exclusive remedy for warranty claims under this article shall be repair, replace, refund or credit.

         14.2.2   HARDWARE WARRANTY PROCEDURES

         The following provisions define the obligations of the parties in the event, a defect or non-conformity appears in HARDWARE during the applicable warranty period.

         1) PURCHASER must notify SUPPLIER in writing of the claimed defect or non-conformity not later than thirty (30) days after the expiration of the applicable warranty period as set forth in Section 14.8.

         2) SUPPLIER shall provide written instructions covering return of HARDWARE and PURCHASER shall follow such instructions. HARDWARE to be repaired will be shipped to a location designated by SUPPLIER, and, unless otherwise agreed, SUPPLIER shall return ship the HARDWARE within thirty (30) days of receipt of the defective HARDWARE or pursuant to a mutually agreed upon schedule.

         3) SUPPLIER shall (i) at its option either repair or replace the HARDWARE without charge at its manufacturing or repair facility; or (ii) if the HARDWARE is not repairable or replaceable, at the option of PURCHASER, provide a refund or credit of the original purchase price and, if installed by SUPPLIER, also a refund or credit of the original price for associated installation SERVICES provided, and remove the HARDWARE and repair the premises as caused by the removal of the HARDWARE at SUPPLIER'S expense.

         4) Notwithstanding the provisions of #3 above, if the HARDWARE subject to defect or non-conformity was installed by SUPPLIER and is determined by SUPPLIER to be repairable but not readily returnable for repair, SUPPLIER shall either: (i) repair the HARDWARE at PURCHASER'S site without charge; or (ii) remove the HARDWARE from PURCHASER'S site and replace and install the replacement HARDWARE at no charge to PURCHASER.

         5) Where defective or non-conforming HARDWARE is readily returnable or has not been installed by SUPPLIER, it shall be removed and sent to SUPPLIER by PURCHASER in accordance with instructions described in #2 above, at PURCHASER'S expense. Thereafter the provisions set forth in #3 above shall apply and, if repaired or replaced SUPPLIER shall return the HARDWARE to PURCHASER at a destination within the contiguous forty-eight United States at SUPPLIER'S expense.

         6) There shall be no charge to PURCHASER if SUPPLIER determines that returned HARDWARE is not defective or non-conforming [No Trouble Found ("NTF")].

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                  6(a) If the same HARDWARE part is declined for repair by SUPPLIER under #6 above more than three times within any sixty (60) day period, the parties shall meet, determine the cause of the problem and remedy it.

         7) In repairing or replacing any HARDWARE under this warranty, SUPPLIER may use reconditioned or refurbished HARDWARE. Replaced HARDWARE shall become SUPPLIER'S property.

         14.2.3   WARRANTY EXCLUSIONS

         SUPPLIER makes no warranty and undertakes no warranty obligations (i.e. repair, replace, refund or credit) with respect to:

         1) a defective condition or non-conformity caused solely by the HARDWARE being subjected to misuse, neglect, accident or abuse by anyone other than SUPPLIER or its subcontractors; or

         2) a defective condition or non-conformity caused solely by the HARDWARE being improperly wired, repaired, altered, stored, maintained or installed by anyone other than SUPPLIER or its subcontractors unless resulting from following SUPPLIER'S written instructions; or

         3) a defective condition or non-conformity caused solely by the HARDWARE being used in a manner not in accordance with SPECIFICATIONS; or

         4) any HARDWARE which has had, other than by SUPPLIER, its suppliers, or its subcontractors, its serial number or date of manufacture removed or altered,

         5) expendable items, including, without limitation, fuses,light bulbs, motor brushes and the like.

14.3      SOFTWARE WARRANTY

SUPPLIER warrants to PURCHASER that SOFTWARE ordered under this AGREEMENT shall for the applicable warranty period set forth in Section 14.8, entitled WARRANTY
PERIOD:

         1) properly function in the system environment, as may be prescribed in SPECIFICATIONS;

         2) be free from defects which affect performance in accordance with the SPECIFICATIONS; and

         3)       perform in accordance with the applicable SPECIFICATIONS.

         14.3.1 COMMENCEMENT OF SOFTWARE WARRANTY

         The warranty period for SOFTWARE commences on:

         1) if installed by SUPPLIER on the date installation or repair is completed; and

         2) for all other SOFTWARE, on the date of shipment of the SOFTWARE.

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                  14.3.1.1  PRESERVATION OF ACCEPTANCE RIGHTS

                  SUPPLIER recognizes that commencement of the warranty period at installation completion and prior to ACCEPTANCE in no way limits PURCHASER'S ACCEPTANCE rights and remedies as set forth in Article 13 hereof, entitled ACCEPTANCE. Upon ACCEPTANCE and thereafter during the warranty period as set forth in Section 14.8, PURCHASER'S sole and exclusive remedy for warranty claims under this article shall be repair, replace, refund or credit.

         14.3.2  SOFTWARE WARRANTY PROCEDURES

         In the event the SOFTWARE fails to perform as described above, SUPPLIER shall promptly correct or replace the SOFTWARE, without charge to PURCHASER. SUPPLIER shall warrant such correction or replacement for six (6) months or the balance of the warranty period, whichever is longer.

         14.3.3   TRANSPORTATION EXPENSES

         The transportation expense associated with returning SOFTWARE to SUPPLIER shall be borne by PURCHASER. The transportation expense associated with returning corrected or replacement SOFTWARE to PURCHASER shall be borne by SUPPLIER.

         14.3.4   SUPPLIER'S OBLIGATIONS

         If SUPPLIER cannot correct the SOFTWARE, then at PURCHASER'S option, SUPPLIER shall provide a credit or full refund of the license fee, the price of SUPPLIER 'S engineering charges (if applicable), and the price of HARDWARE ordered in conjunction with such SOFTWARE. If such SOFTWARE and HARDWARE was installed by SUPPLIER, then SUPPLIER shall also refund to PURCHASER the price of installation of such SOFTWARE and HARDWARE, and remove the SOFTWARE and HARDWARE and repair the premises as caused by the removal of the SOFTWARE and HARDWARE, at SUPPLIER 'S expense.

         14.3.5   NO TROUBLE FOUND

         There shall be no charge to PURCHASER if SUPPLIER determines after investigation that the SOFTWARE is performing in accordance with the SPECIFICATIONS.

         14.3.6   DISCLOSURE OF SOFTWARE DEFECTS

         During the warranty period set forth in Section 14.8, SUPPLIER shall notify PURCHASER of defects in SUPPLIER'S SOFTWARE of which PURCHASER becomes aware and SUPPLIER shall promptly correct all warranted defects; provided, however, when the PRODUCT is inoperative due to the inability to use the SOFTWARE and such inability to use has a critical impact on PURCHASER'S operations, any period during which the PRODUCT is inoperative in excess of forty eight (48) hours shall be added to the remaining warranty period or the ninety (90) days, whichever is greater. If PURCHASER does not permit SUPPLIER to make such corrections within a reasonable time period, subsequent corrections under this warranty may, at SUPPLIER 'S option, be billed to PURCHASER.

         14.3.7   SOFTWARE WARRANTY EXCLUSIONS

         SUPPLIER makes no warranty and undertakes no warranty obligations

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         1) as to defects other than those which affect performance in accordance with SPECIFICATIONS;

         2) as to defects caused solely by PURCHASER'S or PURCHASER'S agents' or vendors' misuse, neglect, accident or abuse;

         3) as to defects caused solely by PURCHASER'S or PURCHASER'S agents' or vendors' alteration of the SOFTWARE, other than following SUPPLIER'S written instructions;

         4) as to defects caused solely by PURCHASER'S or PURCHASER'S agents' or vendors' violation of the license granted in this AGREEMENT; or

         (5) as to defects caused solely by PURCHASER'S or PURCHASER'S agents' or vendors' failure to apply previously applicable SUPPLIER'S modifications.

14.4     SERVICES WARRANTY

SUPPLIER agrees to perform SERVICES in a workmanlike manner and in accordance with good usage and accepted practices in the community in which the SERVICES are performed using material free from defects, except where such material is provided by PURCHASER. If SERVICES performed by SUPPLIER prove not to have been so performed, or if SUPPLIER fails to provide the SERVICES or a portion thereof, and if PURCHASER notifies SUPPLIER to that effect within a six (6) month period commencing on the earlier date of completion of the SERVICES or the date that PURCHASER knew or should have known of defects or deficiencies, SUPPLIER, at its option, either will correct any defects or deficiencies or render a full or pro-rated refund or credit based on the original charge for such SERVICES.

14.5     SYSTEM COMPATIBILITY WARRANTY

Unless the parties otherwise agree in writing, SUPPLIER warrants that all PRODUCT(S) as provided hereunder shall operate and function in a fully compatible mode as a System, which System shall function, perform and interoperate in a fully integrated and efficient manner with all other NETWORK ELEMENTS specifically identified in the SPECIFICATIONS contained in this Agreement; provided, however, that such other NETWORK ELEMENTS meet the interface requirements or standards referenced in the SPECIFICATIONS and/or those standards adopted by recognized standards bodies which are agreed to by both parties.

14.6     CONFIGURATION WARRANTY

Where the applicable ORDER for a PRODUCT specifies a particular configuration and SUPPLIER accepts such ORDER, SUPPLIER warrants that the price quoted for such PRODUCT shall be deemed to include the cost of such reasonable and incidental parts, items, and components necessary for the PRODUCT to function as specified in such configuration, regardless of whether such parts, items, or components are specified or listed in the applicable ORDER.

14.7     SURVIVAL

All warranties shall survive inspection, ACCEPTANCE and payment. Any additional terms and conditions to this warranty and this Agreement will be of no effect unless such additional terms and conditions are in the form of an amendment to this Agreement and signed by both parties.

14.8     WARRANTY PERIOD

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         14.8.1  HARDWARE

                 14.8.1.1

                 The warranty period for HARDWARE is as follows:

                 ITEM                                WARRANTY PERIOD
                 Cellular/PCS Products
                 MSC and Cell Site Products             *
                 CDPD                                   *
                 MDIS                                   *
                 Repair/Replacement Products            *

                 14.8.1.2

                 With respect to HARDWARE furnished by SUPPLIER, but neither manufactured by nor branded by SUPPLIER ("THIRD PARTY HARDWARE"), to the extent permitted, does hereby assign to PURCHASER the warranties given to SUPPLIER by the provider of such THIRD PARTY HARDWARE. Such assignment shall be effective as of the date of shipment. With respect to THIRD PARTY HARDWARE recommended by SUPPLIER in its SPECIFICATIONS for which the vendor's warranty cannot be assigned, or in which there remains less than * days of the vendor's warranty, SUPPLIER warrants for * days from shipment, or if installed by SUPPLIER, * days from the date SUPPLIER submits the completion notice that the THIRD PARTY HARDWARE will be free from defects in material and workmanship. In addition, SUPPLIER may extend such warranty for THIRD PARTY HARDWARE at its sole discretion.

         14.8.2 SOFTWARE

                 14.8.2.1

                 The warranty period for SOFTWARE is as follows:

                 ITEM                                WARRANTY PERIOD
                 Cellular/PCS Software               *
                 Repair/Replacement Software         *

14.9   ILLICIT CODE

SUPPLIER warrants that unless: (a) authorized in writing by PURCHASER; or (b) necessary to perform functions identified in the SPECIFICATIONS and, with respect to (c) and (d) herein, authorized in writing by PURCHASER, any SOFTWARE purchased or licensed to PURCHASER by SUPPLIER for use by PURCHASER shall: (a) contain no hidden files; (b) not replicate, transmit, or activate itself without control of a person operating computing equipment on which it resides; (c) not alter, damage, or, in a manner not prescribed in the SPECIFICATIONS, erase any data or computer programs without control of a person operating the computing equipment on which it resides; (d) contain no encrypted imbedded key unknown to PURCHASER, node lock, time-out or other function, whether implemented by electronic, mechanical or other means, which restricts or may restrict use or access to any programs or data purchased or licensed under this AGREEMENT, based on residency on a specific hardware configuration, frequency of duration of use, or other limiting criteria ("Illicit Code"). Should any program have any of the foregoing attributes, and notwithstanding anything elsewhere in this

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AGREEMENT to the contrary, SUPPLIER shall be in default of this Agreement, and no cure period shall apply.

14.10    LIMITATION OF WARRANTIES

THE FOREGOING WARRANTIES ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER STATUTORY AND IMPLIED WARRANTIES, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. SUPPLIER'S SOLE AND EXCLUSIVE PERFORMANCE OBLIGATION UNDER ARTICLE 14 SHALL BE SUPPLIER'S OBLIGATION TO REPAIR, REPLACE, CREDIT OR REFUND AS SET FORTH ABOVE.

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                                   ARTICLE 15

                                    Software


15.1     RIGHTS IN SOFTWARE

Unless otherwise specified in an Order, SUPPLIER hereby grants to PURCHASER as to any LICENSED MATERIALS, in any form known or unknown, a personal, nontransferable except as set forth herein, perpetual, irrevocable, royalty-free, non-exclusive right and license, under any intellectual property or license rights now or hereafter acquired by SUPPLIER or its affiliates:

         (i) to use, execute and operate the LICENSED MATERIALS, in whole or in part, on any computer system or processor on which the LICENSED MATERIALS will function, and on any number of computer systems or processors, provided the use, execution or operation is in the normal course of business;

         (ii) to authorize any third party to exercise any of the rights and licenses herein, provided such exercise is in support of or arises out of PURCHASER'S normal course of business and that the third party treats such LICENSED MATERIALS in confidence and in accordance with the conditions set forth herein respecting exercise of such rights and licenses;

         (iii) to transfer the LICENSED MATERIALS (hereinafter for this paragraph only, collectively referred to as "Transferable Licensed Material") in accordance with the following:

                  (a) PURCHASER may transfer its right-to-use Transferable Licensed Material furnished under this Agreement without the payment of an additional right-to-use fee by transferee, except where size sensitive units are a factor and the transferee increases such units beyond those used by PURCHASER. Such transfer can be made to an end user for their own internal use and only under the following conditions:

                           (1) Such Transferable Licensed Material shall be used only within the United States; however, SUPPLIER will not unreasonably withhold its consent to use outside the United States provided that, in the sole opinion of the SUPPLIER, the proprietary information associated with the use can be adequately protected and any other reasonable concerns of SUPPLIER are adequately addressed;

                           (2) Except as otherwise provided in this AGREEMENT, the right to use such TRANSFERABLE LICENSED MATERIAL may be transferred only together with a PRODUCT with which PURCHASER has a right to use such TRANSFERABLE LICENSED MATERIAL, and such right to use

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                                    the TRANSFERABLE LICENSED MATERIAL shall continue to be limited to use with such PRODUCT;

                           (3) Before any such TRANSFERABLE LICENSED MATERIAL shall be transferred, PURCHASER shall notify SUPPLIER of such transfer and the transferee shall have agreed in writing (a copy of which will be provided to SUPPLIER at its request) to keep such TRANSFERABLE LICENSED MATERIAL in confidence and to comply with corresponding conditions respecting use of LICENSED MATERIALS as those imposed on PURCHASER;

                           (4) Within the United States, the transferee shall have the same right to SOFTWARE warranty or SOFTWARE maintenance for such TRANSFERABLE LICENSED MATERIAL as the transferor, provided the transferee continues to pay the fees, if any, associated with such SOFTWARE or SOFTWARE maintenance; and

                           (5) In no event shall such transfer be made to any competitor of SUPPLIER who is in the business of manufacturing comparable systems.

The license term for SOFTWARE shall commence upon delivery of such SOFTWARE and shall continue perpetually, unless terminated by PURCHASER by giving SUPPLIER sixty (60) days prior written notice. Termination of such license term shall also automatically terminate any maintenance services for such SOFTWARE.

PURCHASER shall have the right, at no additional charge, to access and use the Software licensed hereunder by means of remote electronic access. If PURCHASER believes it needs to add to, delete from or modify LICENSED MATERIALS, the parties will discuss PURCHASER'S needs and attempt to arrive at a mutually satisfactory solution.

With each license of SOFTWARE ordered hereunder, SUPPLIER shall provide PURCHASER with RELATED DOCUMENTATION and any other applicable DOCUMENTATION identified in Appendix H hereof, together with documentation which either is provided by SUPPLIER to any of its other customers for the Software or is reasonably necessary to enable PURCHASER to adequately use such SOFTWARE. All documentation shall be in English and shall comply with commonly accepted industry standards with respect to content, size, legibility and reproducibility.

PURCHASER acknowledges SUPPLIER'S representation that LICENSED MATERIALS are the property of SUPPLIER or its suppliers and that PURCHASER shall not have any ownership interest in LICENSED MATERIALS.

PURCHASER shall hold LICENSED MATERIALS as it treat its own confidential information of similar type and value. PURCHASER'S obligations hereunder shall not extend to any information or data relating to LICENSED MATERIALS which are now available to the public or become available by reason of acts or omissions not attributable to PURCHASER. PURCHASER shall not make any copies of LICENSED MATERIALS, except as necessary to exercise the rights granted hereunder. PURCHASER shall not decompile, disassemble, or reverse engineer SOFTWARE to generate SOURCE CODE. PURCHASER shall reproduce and include any SUPPLIER copyright and proprietary notice on all such necessary copies

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of LICENSED MATERIAL. PURCHASER shall also mark all media containing such copies with a warning that LICENSED MATERIALS are subject to restrictions contained in an agreement between SUPPLIER and PURCHASER and that they are the property of SUPPLIER.

15.2     PURCHASER REQUESTED FEATURES

PURCHASER may request that SUPPLIER develop custom product ("CUSTOM PRODUCT DEVELOPMENT") not generally offered by SUPPLIER by utilizing the RDAF process set forth in Appendix J hereof, entitled PURCHASER REQUESTED FEATURES. The parties agree to negotiate a separate agreement containing mutually acceptable provisions relating to such CUSTOM PRODUCT DEVELOPMENT.

15.3     RE-COMMISSIONED SOFTWARE

         15.3.1

         With respect to re-installation and re-commissioning of used SUPPLIER switches purchased by PURCHASER from third parties, subject to SUPPLIER'S consent to the assignment of the software license, PURCHASER shall pay SUPPLIER a software re-commissioning fee ("Re-Commissioning Fee") in the amount of *.

         15.3.2

         With respect to re-installation and re-commissioning of used SUPPLIER ECP equipment purchased by PURCHASER, subject to SUPPLIER'S consent to the assignment of the applicable Software license, PURCHASER shall pay SUPPLIER a software Re-Commissioning Fee in the amount of *.

         15.3.3

         For such Re-Commissioning Fees in Sections 15.3.1 and 15.3.2, SUPPLIER will validate the integrity of the current Software load ("Re-commissioned Software"). Provided that SUPPLIER is able to validate the integrity of the Re-commissioned Software and that the Re-commissioned Software is within two (2) consecutive releases from the then-current SUPPLIER-numbered release ("Current Consecutive Load"), SUPPLIER shall bring the Re-commissioned Software up to the version currently in use in the relevant section of PURCHASER'S network.

         15.3.4

         If the Re-commissioned Software is not within the Current Consecutive Load, retrofitting features from a new release onto PURCHASER'S System shall be considered and quoted on a case-by-case basis.

         15.3.5

         SUPPLIER will make available technical assistance support for Re-commissioned Software that is not a Current Consecutive Load, quoted on a case-by-case basis.

         15.3.6

         PURCHASER will pay for any hardware, additional software beyond that described in Section 15.3.3 above, or services (other than electronic software distribution) required to bring the Re-commissioned Software up to the current version.

         15.3.7

         SUPPLIER does not warrant Re-commissioned Software. SUPPLIER will quote a maintenance fee for Re-commissioned Software on a case-by-case basis, as additional sites.

         15.3.8

         There are no Re-Commissioning Fees associated with analog AMPS cell site equipment.

         15.3.9

         Re-Commissioning Fees do not constitute "right to use" or licensing fees associated with PURCHASER'S use of the Re-commissioned Software. Such fees will be considered separately, on a case-by-case basis.

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         15.3.10

         Re-Commissioning Fees for software associated with all other equipment purchased from third parties, including loose circuit packs, will be considered and quoted on a case-by-case basis.

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                                   ARTICLE 16

                   Intellectual Property - General Obligations

16.1     INFRINGEMENT OF PATENTS, COPYRIGHTS & TRADEMARKS

The following terms apply to any infringement, or claim of infringement, of any patent, trademark, copyright, trade secret, or other proprietary interest based on the SUPPLIER'S disclosure, development, manufacture, use, reproduction, possession, sale, transfer, resale, misuse or misappropriation or PURCHASER'S possession, or use of any PRODUCT, DOCUMENTATION, and/or SERVICES furnished, or the use of any LICENSED MATERIALS within the scope of the licenses granted to PURCHASER under the terms of this AGREEMENT.

SUPPLIER shall indemnify, hold harmless and defend PURCHASER from and against any loss, cost, damage, expense, including without limitation court costs and reasonable attorney fees, or liability that may arise out of any such infringement or claim. SUPPLIER shall not be responsible for infringement claims which arise (a) solely from SUPPLIER'S adherence to PURCHASER'S written instructions, and which instructions could not have been satisfied by SUPPLIER, with the exercise of commercial reasonableness, absent such infringement and which involve the use of merchandise or items other than: (i) commercial merchandise which is available on the open market or is the same as such merchandise; or (ii) items of SUPPLIER'S origin, design, or selection; (b) from SUPPLIER'S adherence to instructions to apply PURCHASER'S trademark, trade name or other company identification; (c) resides in a product or licensed material that is not of SUPPLIER'S origin and that is furnished by PURCHASER to SUPPLIER for use under this Agreement; or (d) relates to use of PRODUCTS, LICENSED MATERIALS or other items provided by SUPPLIER or others, which combination was not installed, recommended or otherwise approved of by SUPPLIER. PURCHASER shall in the case of (a) through (c) defend and save SUPPLIER harmless, subject to the same terms and conditions and exceptions stated above with respect to SUPPLIER'S rights and obligations under this clause.

SUPPLIER shall defend or settle, at its own expense, any action or claim against PURCHASER for which SUPPLIER is responsible hereunder. PURCHASER shall notify SUPPLIER promptly, in accordance with Section 27.11 hereof, entitled NOTICES, of any claim, action, proceeding or suit alleging infringement or violation (collectively "Claim") for which SUPPLIER is responsible, and PURCHASER shall cooperate with SUPPLIER in every reasonable way to facilitate the defense of any such Claim. SUPPLIER shall have ultimate authority to assume and control the defense of such Claim, including appeals, and to settle same, provided PURCHASER shall be afforded the opportunity to participate in any eventual settlement to the extent that its rights or interests may be affected thereby, but such participation shall not void SUPPLIER'S ultimate authority to assume, control and settle such Claim.

In addition, PURCHASER may retain its own counsel to participate in the defense and settlement of any Claim tendered under this section, to the extent PURCHASER and SUPPLIER have a conflict of interest with regard to any claim and/or to the extent that its rights or interests may be affected thereby.

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SUPPLIER'S agreement to allow participation by PURCHASER'S own counsel shall not be deemed a waiver by either party of any rights or obligations afforded hereunder, including the obligation of PURCHASER to cooperate with SUPPLIER in SUPPLIER'S defense of the tendered Claims.

Without limitation of the foregoing, if PURCHASER'S normal use of the PRODUCT, DOCUMENTATION, and associated LICENSED MATERIALS and/or SERVICES shall be impeded, prevented or limited by injunction or court order because of any such infringement for which SUPPLIER is responsible, SUPPLIER shall, in addition to the above indemnity, at no expense, loss, or damage to PURCHASER and, at SUPPLIER'S option:

     a. replace such PRODUCT, DOCUMENTATION, and associated LICENSED MATERIALS and/or SERVICES which SUPPLIER can demonstrate to PURCHASER'S reasonable satisfaction are equally suitable PRODUCT, DOCUMENTATION, and associated LICENSED MATERIALS and/or SERVICES free of infringement; or

     b. modify such PRODUCT, DOCUMENTATION, and associated LICENSED MATERIALS and/or SERVICES without reduction or loss of functionality so that it or they will be free of infringement; or

     c. by license or other release from claim of infringement procure for PURCHASER'S benefit the right to use, install, sell, or resell such PRODUCT, DOCUMENTATION, and associated LICENSED MATERIALS and/or SERVICES; or

     d. if either PURCHASER or SUPPLIER is directed by a court of competent jurisdiction, after all permissible appeals have been taken, to cease further use or deployment of, or remove the PRODUCTS from the premises of PURCHASER or its AFFILIATES, or such other location; or after SUPPLIER has demonstrated its good faith efforts to achieve the foregoing without success;

          SUPPLIER shall, if directed by PURCHASER, remove the PRODUCT from the premises of PURCHASER; refund to PURCHASER the full PRODUCT purchase price and any non-recurring amount paid for the use of any associated SOFTWARE and the costs associated with removal thereof; shall, at its own expense, restore the premises as nearly to their original condition as is reasonably possible, unless otherwise directed in writing by PURCHASER; and pay to PURCHASER an amount equal to all reasonable and substantiated charges, costs and expenses to reprocure similar generally available PRODUCTS and SERVICES from a third party on an expedited basis, it being understood that any such costs associated with such PRODUCTS and SERVICES will be net of the original purchase price paid to SUPPLIER. Such amount shall not exceed 25% of the original purchase price of the infringing product. In such case, PURCHASER may terminate this AGREEMENT without liability of any type or character to SUPPLIER.

16.2     INTELLECTUAL PROPERTY RIGHTS

SUPPLIER, pursuant to this AGREEMENT and the relationship created herein, may provide PRODUCTS and SERVICES including without limitation previously developed hardware and software, firmware, internal code, materials and services based upon or utilizing inventions, discoveries, know-how, techniques, data, reports, records, research, information, software and documentation developed, acquired or owned by SUPPLIER, or to which SUPPLIER holds a license, prior to and independent of this AGREEMENT ("INFORMATION"); and furthermore SUPPLIER may develop, acquire or obtain a

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license for additional material, data, records, research, information, software, firmware and documentation ("INFORMATION") which will be used or useful in the provision of PRODUCTS or SERVICES pursuant to this Agreement, but which Information was not initially developed, acquired or licensed in order to perform or satisfy the requirements of this AGREEMENT. SUPPLIER shall retain its right, title and ownership interest in all such Information; provided, however, that if, and to the extent that, such Information is provided to PURCHASER or contained within a PRODUCT or SERVICE, provided pursuant to this Agreement, SUPPLIER hereby grants to PURCHASER and its AFFILIATE(S) a license and right as set forth in Article 15 hereof, entitled SOFTWARE.

SUPPLIER recognizes that PURCHASER possesses knowledge and experience, incident to the construction, operation and management of a complex wireless telecommunications network, ("PURCHASER'S Network") and that PURCHASER has made substantial investments of time, personnel and money in the development of a broad range of technical information and expertise relating to the PURCHASER'S Network, and the hardware, equipment, facilities, and software used and useful in the construction, provision, operation and management of telecommunications services, including without limitation inventions, discoveries, know-how, techniques, data, reports, records, research, information, software, including source code and documentation developed, acquired or owned by PURCHASER, or to which PURCHASER holds a license, prior to and independent of this AGREEMENT ("PURCHASER'S Information"); and furthermore PURCHASER may develop, acquire or obtain a license for additional data, records, research, information, software, including source code and documentation which will be used or useful in the provision of telecommunications services. PURCHASER shall retain its right, title and ownership interest in all such PURCHASER'S Information.

16.3     RIGHTS TO INNOVATIONS AND INVENTIONS

SUPPLIER and PURCHASER acknowledge that new or proprietary or trade secret concepts, methods, techniques, processes, know-how, adaptations, ideas, inventions, discoveries, improvements, including without limitation patented or patentable concepts may, in the course of or as a result of performance under this AGREEMENT be conceived, first reduced to practice, made or developed, in the course of, or as a result of performance under this AGREEMENT ("Innovations").

Each Innovation, but not the tangible embodiments of such Innovations, shall be treated as follows: (a) if made or conceived solely by PURCHASER'S personnel, it shall be the property of PURCHASER; (b) if made or conceived solely by SUPPLIER personnel, it shall be the property of SUPPLIER; (c) if made or conceived jointly by personnel of PURCHASER and SUPPLIER, ownership shall be as the parties mutually agree in writing in advance of undertaking such joint development or, in the absence of such agreement, jointly owned without right of accounting. Except as expressly provided in this Article, nothing herein shall be construed as granting any license or rights under any statutory forms of protection. This Agreement shall not preclude SUPPLIER or PURCHASER from developing materials which are competitive, irrespective of their similarity, to materials which might be delivered to PURCHASER pursuant to this Agreement, provided that such ability shall not be construed as granting the party developing competitive materials any license rights, permission or waiver of any rights or claims, including but not limited to infringement claims, that the other party may have against the party developing the competitive materials.

        16.3.1  PROSECUTION OF PATENTS

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         SUPPLIER and PURCHASER further agrees that, each will sign and cause to be signed all papers and do and cause to be done all acts which may be necessary, desirable or convenient to enable the other, at the other's expense, to file and prosecute applications for jointly owned patents on such inventions, discoveries and improvements, and to maintain patents granted thereon. Each party shall have and acquire from its and any subcontractor's employees, agents and contractors who perform services under this AGREEMENT, such assignment and rights as to assure that the other party shall receive all of the rights provided for in this AGREEMENT. Each party shall provide a copy of all documents to show that all Innovations and intellectual property developed by its and its subcontractor's employees, agents and contractors shall be owned or transferred in accordance with Section 16.3, above.

16.4     LICENSES

Except as set forth in Section 16.3 hereof, entitled RIGHTS TO INNOVATIONS AND INVENTIONS, no licenses, express or implied, under any patents, copyrights, trade secrets, trademarks or otherwise are granted by PURCHASER to SUPPLIER hereunder.

16.5     IDENTIFICATION

Neither party or its AFFILIATES shall use or make references to the other party's identification, trademarks, service marks, codes, drawings, or specifications in any of its advertising or promotional efforts in reference to activities undertaken by the party under this AGREEMENT without the other party's prior written permission. SUPPLIER shall remove any identification, trade names, trademarks, insignia, symbols or evidences of PURCHASER inspection prior to any sale, use or disposition of material or equipment rejected or not purchased by PURCHASER or its AFFILIATE. This clause does not modify Section
16.8 hereof, entitled USE OF PURCHASER'S INFORMATION.

16.6     INSIGNIA

Upon PURCHASER'S written request SUPPLIER shall, at mutually agreed to charges, properly affix to HARDWARE certain of PURCHASER'S trademarks, trade names, insignia, symbols, decorative designs, (hereafter "Insignia") provided such insignia do not adversely affect the operation of the PRODUCTS. PRODUCTS rejected or not purchased by PURCHASER which has been identified or marked with PURCHASER'S insignia or evidences of PURCHASER'S inspection, shall have all such insignia and evidences of PURCHASER'S inspection removed, mutilated, destroyed or disposed of or as otherwise agreed upon, prior to any sale, use or dispositions thereof. SUPPLIER agrees to indemnify and hold PURCHASER harmless and if requested defend PURCHASER from and against any claim, loss, damage or lawsuit arising out of SUPPLIER'S failure to do so. This clause shall in no way modify the provisions of Section 16.8 hereof, entitled USE OF PURCHASER'S INFORMATION.

16.7     PUBLICITY

PURCHASER agrees that in the event it issues a press release or makes a public announcement which specifically references SUPPLIER or SUPPLIER'S PRODUCTS, PURCHASER will give notice to SUPPLIER, provide SUPPLIER with a copy of any such press release or public announcement, grant an opportunity to comment thereon or to correct an error of fact prior to its release, and SUPPLIER agrees that any public announcement or press release must be submitted to PURCHASER for prior review and approval and that no public announcement or press release will be made by SUPPLIER absent such approval.

16.8     USE OF PURCHASER'S INFORMATION

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Any specifications, drawings, sketches, models, samples, tools, computer or other apparatus programs, technical or business information or data, written, oral or otherwise (all hereinafter designated "INFORMATION") which PURCHASER furnished, or shall furnish, to SUPPLIER under this Agreement or in contemplation of this Agreement shall remain PURCHASER'S. All copies of such INFORMATION in written, graphic or other tangible form shall be returned to PURCHASER upon request. Unless such INFORMATION was previously known to SUPPLIER free of any obligation to keep it confidential, or has been or is subsequently made public by PURCHASER or a third party, it shall be kept confidential by SUPPLIER, shall be used only in performing under this AGREEMENT, and may not be used for other purposes except upon such terms as may be agreed upon in writing by PURCHASER.

16.9     USE OF SUPPLIER'S INFORMATION

SUPPLIER'S information shall be treated in accordance with the Agreement Concerning the Treatment of Lucent Information, a copy of which is attached hereto as Appendix F.

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Lucent Technologies Inc./Verizon Wireless                                Page 56
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                                   ARTICLE 17

                              Extraordinary Support

In addition to the provisions for repair or replacement of PRODUCT set forth in Appendix E hereof, entitled LUCENT WIRELESS SOFTWARE SUPPORT and Article 14 hereof, entitled WARRANTIES, SUPPLIER agrees, in any event, if any natural or other disaster or emergency causes an out of service condition, SUPPLIER shall use all commercially reasonable efforts to locate or provide (i.e. procure or manufacture) and ship to PURCHASER replacement PRODUCT, and make available necessary manpower within twenty four (24) hours of verbal notification by PURCHASER.

Such emergency support shall be available twenty four (24) hours a day, seven
(7) days a week during the term of this AGREEMENT and for a period of five (5) years from the expiration of this AGREEMENT.

Charges for replacement PRODUCT shall be at the prices contained in Appendix A hereto, entitled PRICES for the term of this Agreement and any extension hereof; thereafter, such PRODUCT shall be at then-current prices. This clause shall not be construed to required SUPPLIER to maintain any inventories whatsoever nor maintain any position of readiness to perform in the future nor require breach of SUPPLIER'S contractual obligations to third parties.

SUPPLIER agrees to discuss with PURCHASER the particular types of emergency support available.

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                                   ARTICLE 18

                              Performance Remedies

18.1     SYSTEM PERFORMANCE FUND

SUPPLIER is committed to resolving SOFTWARE quality issues which contribute to specific network performance problems. Therefore, SUPPLIER hereby establishes a System Performance Fund ("SPF") to reinforce its commitment to addressing such issues. The fund is available to purchase SUPPLIER wireless HARDWARE or SOFTWARE. SPF credits issued in one year must be used by the end of the following year or will be forfeited.

At the end of each quarter, appropriate representatives from PURCHASER and SUPPLIER will meet to discuss system performance. This process will start at the end of the quarter in which the contract is signed. Credits shall be added, subject to the limitations described in this section. First, for each SERVICE OUTAGE, as defined and limited herein, after the first twenty (20) minutes, the SPF will be credited with * for each additional 15 minute increment of SERVICE OUTAGE. Second, a * credit shall be added to the SPF for every full software release that is aborted, and a * credit for every software update or broadcast warning message that is aborted, for reasons strictly attributable to the failure of SUPPLIER'S product. Third, should a software change extend beyond the 12:01 A.M. to 5:00 A.M. maintenance window (excluding system testing and clean up tasks) due solely to the fault of SUPPLIER, and such extended change affects an end user's ability to place calls on PURCHASER'S network, the SPF will be credited with *. A maximum of * in SPF credits may be accumulated per SERVICE OUTAGE. The total annual cap on SPF credits that may be accumulated is the product of * multiplied by the number of SUPPLIER'S MSCs that PURCHASER has in service on the first day of each calendar year. * This SPF program will be in effect for the duration of the contract.

18.2     SERVICE OUTAGE

As used herein, SERVICE OUTAGE shall mean any unplanned incident during which more than fifty-percent (50%) of the UTILIZED CAPACITY of an MSC is unavailable.

UTILIZED CAPACITY for a particular period is the measurement (in CCS or Hundred Call Seconds) of the average load (averaged in 15-minute segments) on the system on the same day of the week, during the same time period, over the preceding three (3) week period. At certain times of day, the capacity of the system, even if it is experiencing a reduction or outage, will still be greater than the UTILIZED CAPACITY for such period. In such case, no reliability fault shall have occurred. UTILIZED CAPACITY for holidays, will be compared to the same holiday of the previous year.

Events or activities outside of or beyond SUPPLIER'S control, including but not limited to reasons of force majeure, power failures, failure of network facilities, or network elements that are not deployed in a fully redundant configuration, where such configuration is offered by SUPPLIER, shall not be eligible for SPF credits.

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18.3     NETWORK ELEMENT ACCESS

Once PURCHASER notifies SUPPLIER of a SERVICE OUTAGE, the duration of the outage for SPF credit will be calculated from the time that SUPPLIER'S Customer Technical Support/Program Management Organization ("CTS/PM") is notified of the SERVICE OUTAGE. Any time longer than two minutes (to provide SUPPLIER access to remedy the outage) will be deducted from the SERVICE OUTAGE, if it is determined that the access delay is the fault of PURCHASER. Access to PURCHASER'S system must meet the requirements outlined in the MSC supportability guidelines. The reasonable travel time of SUPPLIER'S maintenance forces shall be excluded from any time calculation where travel is necessary to reach a defective network element.

18.4     SERVICE OUTAGE EXCLUSIONS

SUPPLIER shall not be liable for SPF credits to PURCHASER, or any other costs as provided for herein, and such SERVICE OUTAGE shall not be counted in quarterly performance results where the SERVICE OUTAGE is caused by: (i) reasons of force majeure; (ii) power failures, failure of network facilities or network elements that are not deployed in a fully redundant configuration, where such configuration is offered by SUPPLIER; (iii) unauthorized PURCHASER changes, revisions or modifications to the system experiencing the SERVICE OUTAGE, including the specific items causing the failure; (iv) reasons attributable to PURCHASER including, but not limited to, PURCHASER having failed to implement all SUPPLIER-recommended recovery and system stabilization procedures, PURCHASER'S failure to implement all broadcast warning messages and software updates promptly upon their official general availability date (within thirty days of notification, provided that such updates have not been delayed because of problems found in the first PURCHASER applications of the broadcast warning messages or software updates or notification from SUPPLIER of problems with the broad cast warning messages or software updates, subsequent to notification of general availability) or failure to perform all standard preventative maintenance; (v) failure to maintain SUPPLIER'S recommended list of spares and replace any defective circuit packs with spare circuit packs on hand; (vi) otherwise failing to follow all applicable instructions (i.e. MSC supportability guidelines) of SUPPLIER; (vii) defects in equipment (and related software) not manufactured or supplied by SUPPLIER; (viii) the actions of a third party, where the third party is not under the control of SUPPLIER including, but not limited to, network and communications facilities problems; and (ix) any other reasons beyond the reasonable control of SUPPLIER.

SUPPLIER shall not be liable for SPF credits to PURCHASER, or any other costs as provided for herein, where the SERVICE OUTAGE occurs during a First Office Application test, Controlled Introduction or special experimental loads or trials, and such SERVICE OUTAGE shall not be counted in quarterly performance results.

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                                   ARTICLE 19

                             Default and Termination

19.1     FULL USE OF REMEDIES

In the event that PURCHASER fails to maintain a level of actual and/or forecasted purchases that will comply with the minimum annual commitment and/or the total dollar volume commitment, SUPPLIER shall first, prior to taking any other action (including action under Section 19.3 PURCHASER DEFAULT AND TERMINATION BY SUPPLIER), (1) utilize its remedies under Section 19.1.1 COMMITMENT SHORTFALL and, if PURCHASER fails to submit or follow a recovery plan, (2) engage in the escalation and resolution procedure in Section 19.7 ABILITY TO PERFORM.

In the event that SUPPLIER fails to perform in compliance with the requirements set forth in this AGREEMENT, PURCHASER shall first, prior to taking any other action (including action under Section 19.2 SUPPLIER DEFAULT AND TERMINATION BY PURCHASER), engage the escalation and resolution procedure in Section 19.7 ABILITY TO PERFORM.

         19.1.1 COMMITMENT SHORTFALL

         Should PURCHASER fail to maintain a level of actual and/or forecasted purchases that will comply with the minimum annual commitment and/or the total dollar volume commitment in effect at the time, and provided such failure is not directly caused by SUPPLIER'S failure to perform in compliance with the requirements in the AGREEMENT, then SUPPLIER may withhold VPP or Co-operative Advertising credits in a dollar amount proportionate to the percentage amount of the projected shortfall after giving PURCHASER prior written notice, in accordance with Section 27.11, entitled NOTICES. Any such credit amounts withheld may be later issued to PURCHASER provided that PURCHASER submits within ninety (90) days of receiving notice a recovery plan that demonstrates that actual and/or forecasted purchases are on track to achieve the annual and/or total dollar volume commitment levels in the time remaining on the contract.

19.2     SUPPLIER DEFAULT AND TERMINATION BY PURCHASER

SUPPLIER shall be in default as defined in this Article, if SUPPLIER fails to perform any of its material obligations under this Agreement. In the event of any SUPPLIER default under this Section, Purchaser shall provide SUPPLIER with written notice thereof, in accordance with Section 27.11 hereof, entitled NOTICES, and SUPPLIER shall have thirty (30) days from receipt of said notice by Purchaser to cure the default ("Cure Period"). Should an occasion(s) of default arise which the parties agree is of such a nature that it cannot be remedied within the Cure Period through the application of SUPPLIER'S commercially reasonable efforts, SUPPLIER shall present within such Cure Period a plan of action to remedy same, which plan shall have, in PURCHASER'S judgment, a reasonable opportunity for success. If, at the end of the thirty (30) day period, the default has not been remedied to the reasonable satisfaction of Purchaser, or a plan to remedy reasonably acceptable to Purchaser is not presented, as the case may be, then Purchaser may cause SUPPLIER to be in default hereunder by giving SUPPLIER at least ten (10) business days prior written notice of the effective date of such default. In the event of default and in addition to all other rights and remedies under this AGREEMENT, at law or in equity, but subject to Section 21.3 hereof, entitled LIMITATION OF LIABILITY, Purchaser may, at its option, terminate this AGREEMENT, by giving at least ten
(10) business days prior written notice of the effective date of such termination.

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19.3     PURCHASER DEFAULT AND TERMINATION BY SUPPLIER

SUPPLIER may terminate this AGREEMENT or cancel an ORDER(S) for non-payment of the purchase price if after sixty (60) days of receipt of written notice of non-payment in accordance with Section 27.11 hereof, entitled NOTICES, PURCHASER fails to pay such purchase price and thereupon SUPPLIER issues its written notice of default and PURCHASER fails to pay such purchase price within ten (10) business days of receipt of such notice of default. Furthermore, in the event that PURCHASER fails to perform any of its material obligations under this AGREEMENT, SUPPLIER shall provide PURCHASER with written notice thereof, in accordance with Section 27.11 hereof, entitled NOTICES, and PURCHASER shall have thirty (30) days from receipt of said notice by SUPPLIER to PURCHASER to cure the default ("CURE PERIOD"). In the event of default and in addition to all other rights and remedies under this AGREEMENT, at law or in equity, but subject to Section 21.3, entitled LIMITATION OF LIABILTY, SUPPLIER may at its option, terminate this AGREEMENT, by giving at least ten (10) business days prior written notice of the effective date of such termination. In no way shall such termination act to impair PURCHASERS right, title and interest to the PRODUCT purchased hereunder and its rights under Section 15.1. hereof, entitled RIGHTS IN SOFTWARE and Sections 16.2 hereof, entitled INTELLECTUAL PROPERTY RIGHTS.

19.4     PURCHASER'S RIGHT TO PRODUCT AND PARTIALLY COMPLETED PRODUCT
         UPON TERMINATION

If this AGREEMENT, or any Order(S), is terminated pursuant to this Article, PURCHASER, in addition to any other rights provided in this Article, may require the SUPPLIER to transfer title to HARDWARE or grant a license to LICENSED MATERIAL, and deliver to PURCHASER, in the manner and to the extent directed by PURCHASER, (i) any completed PRODUCTS, and (ii) such partially completed PRODUCTS and components of PRODUCT as specified in this AGREEMENT or any Order(S) (hereinafter collectively referred to as "Termination Product") as the SUPPLIER has specifically produced or acquired for the performance of such part of this AGREEMENT as has been terminated; and SUPPLIER shall, upon direction of PURCHASER, protect and preserve such Termination Product in the possession of the SUPPLIER. Payment for completed PRODUCT delivered to and accepted by PURCHASER shall be at the AGREEMENT or ORDER price. Payment for partially completed PRODUCT delivered to and accepted by PURCHASER and for the protection and preservation of Termination Product shall be in the amount agreed upon by the SUPPLIER and PURCHASER; however, SUPPLIER'S obligation hereunder to carry out PURCHASER'S direction as to such shipment, protection and preservation shall not be contingent upon prior agreement of the parties as to such amount.

19.5 TERMINATION FOR INSOLVENCY, BANKRUPTCY, ASSIGNMENT, EXPROPRIATION AND/OR LIQUIDATION

Either party may terminate this Agreement immediately by giving written notice in accordance with Section 27.11 hereof, entitled NOTICES, without liability to the other party, except for such PRODUCT and SERVICES already delivered, installed and accepted in the event the other party:

     1. fails to meet and maintain any financial performance criteria identified in this Agreement;

     2. is declared insolvent or bankrupt, or makes an assignment or other arrangement for the benefit of its creditors;

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     3. has all or any substantial portion of its capital stock or assets expropriated by government authority; or

     4. is dissolved or liquidated (except as a consequence of a merger, consolidation, or other corporate reorganization not involving the insolvency or expropriation of that party).

If party is involved in any of the events described in subsections (1.), (2.), (3.) or (4.) it shall promptly notify the other party in accordance with Section
27.11 hereof, entitled NOTICES.

19.6     TRANSFER OF CONTROL

In the event of the direct or indirect sale or transfer of control of SUPPLIER or substantially all of its assets to any third party, SUPPLIER shall notify PURCHASER that such sale or transfer has been completed, and PURCHASER shall have the right to terminate this Agreement at any time within a six-month period following receipt of notice from SUPPLIER of such direct or indirect sale or transfer of control. Upon giving written notice thereof to SUPPLIER or its successor in interest and upon the giving of such notice by PURCHASER, this Agreement shall terminate forthwith and PURCHASER shall have no liability to SUPPLIER except for PRODUCT and SERVICES already delivered, installed and accepted. Terms and conditions which normally survive the termination of an agreement shall survive termination pursuant to this section.

*

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                                   ARTICLE 20

                        Supplier's Continuing Obligations

20.1 INDEPENDENT OBLIGATION OF SUPPLIER TO CONTINUE PERFORMANCE

Because of the critical importance of the obligations undertaken by SUPPLIER hereunder to the operations of PURCHASER, and the substantial expertise and manufacturing capability and capacity (not otherwise possessed by PURCHASER) which SUPPLIER has represented it will utilize in connection with the fulfillment of its obligations, and the reliance of PURCHASER on such expertise, capability and capacity, during the term of this Agreement, SUPPLIER assumes an independent obligation to continue performance of its obligations hereunder in all respects regardless of any dispute which may arise between PURCHASER and SUPPLIER in connection with any claims by SUPPLIER that PURCHASER has materially breached its obligations hereunder. Such independent obligation shall continue for ninety (90) days from the date upon which PURCHASER receives written notice of such alleged breach from SUPPLIER. SUPPLIER undertakes this independent obligation without prejudice to any rights or remedies it may otherwise have in connection with any dispute between SUPPLIER and PURCHASER.

20.2     POST TERMINATION/NON-RENEWAL

In the event of any termination or non-renewal of this Agreement, SUPPLIER shall assist and cooperate in all reasonable ways with PURCHASER and any replacement provider in the transition to a replacement provider. Such assistance shall include, but not be limited to, the delivery to PURCHASER of any technical information, DOCUMENTATION, RELATED DOCUMENTATION and PURCHASER'S information, and shall be provided in accordance with the provisions of Appendix S, entitled CHANGE ORDER PROCESS, including provisions for the payment of additional fees for any additional work. PURCHASER shall treat such DOCUMENTATION in accordance with the Agreement Regarding the Treatment of Lucent Information, a copy of which is attached hereto as Exhibit F. SUPPLIER shall not be required to reveal trade secrets or provide Source Code to PURCHASER under this Section.

20.3     CONTINUING AVAILABILITY

SUPPLIER agrees to offer for sale to PURCHASER, at the then prevailing price, for a period of five (5) years from the expiration of this AGREEMENT functionally equivalent maintenance, support, replacement, and repair parts. In addition, should SUPPLIER decide during the life of this Agreement to discontinue manufacturing PRODUCT, SUPPLIER shall give at least one (1) year prior written notice to PURCHASER of such manufacture discontinuance.

When SUPPLIER has given PURCHASER such discontinuance notice, or if for any other reason SUPPLIER is unable to provide such PRODUCT, SUPPLIER shall, if requested by PURCHASER, endeavor to arrange for a third party to continue to furnish the discontinued maintenance, replacement and repair parts to PURCHASER. In the event SUPPLIER is not requested or, if requested, is unable to find a third party to furnish such maintenance or replacement or repair of PRODUCT to PURCHASER, SUPPLIER shall, upon request by PURCHASER, provide PURCHASER with existing technical information and rights to the extent SUPPLIER has such rights, including SOURCE CODE and

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DOCUMENTATION, at no additional charge, sufficient for PURCHASER to manufacture, or have manufactured the PRODUCT and maintain, modify and upgrade the SOFTWARE. In no event shall the provision of such rights and technical information to a third party or to PURCHASER be delayed beyond six (6) months after SUPPLIER'S date of notice of discontinuance.

SUPPLIER shall protect against the loss or damage of the existing technical information required for the manufacture of the discontinued parts with the same degree of care that SUPPLIER uses to protect its own valuable technical information. In addition, SUPPLIER shall advise PURCHASER in writing at least six (6) months in advance of its decision to discontinue maintenance of any technical information, so that PURCHASER may acquire such technical information in accordance with the provisions of this clause.

The technical information includes, by example and not by way of limitation, available information such as: (a) manufacturing drawings and specifications of raw materials and components comprising such parts; (b) manufacturing drawings and specifications covering special tooling and the operation thereof; and (c) a detailed list of all commercially available parts and components purchased by SUPPLIER on the open market disclosing the part number, name and location of the supplier.

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                                   ARTICLE 21

                          Indemnification and Insurance

21.1     INDEMNIFICATION

All WORK or SERVICES furnished by SUPPLIER or its subcontractors (if any) pursuant to this Agreement shall be performed by SUPPLIER in a proper and workmanlike manner, and as an independent contractor and not as the agent of PURCHASER. All persons furnished by SUPPLIER and its subcontractors (if any) shall be considered solely SUPPLIER'S and its subcontractors' (if any) employees or agents, and SUPPLIER and its subcontractors (if any) shall be responsible for compliance with all laws, rules, and regulations including but not limited to employment of labor, hours of labor, working conditions, worker's compensation, payment of wages, and payment of taxes, such as unemployment, social security and other payroll taxes, including applicable contributions from such persons when required by law. SUPPLIER shall indemnify, hold harmless, and defend PURCHASER against any claim or lawsuits arising out of SUPPLIER'S and its subcontractors' (if any) failure to comply with any such laws, rules or regulations.

SUPPLIER agrees to defend, indemnify and hold harmless PURCHASER from any liabilities, claims or demands (including the costs, expenses and reasonable attorneys' fees) that may be made (a) by anyone for injuries (including death) to persons or damage to property including theft, resulting from the acts or omissions of SUPPLIER or those of persons furnished by SUPPLIER including its subcontractors (if any); (b) by persons furnished by SUPPLIER and its subcontractors (if any) under Worker's Compensation or similar acts; (c) by anyone in connection with work, PRODUCTS or SERVICES provided by SUPPLIER or contemplated by this Agreement; and (d) under any federal securities laws or under any other statute, at common law or otherwise arising out of or in connection with the performance by SUPPLIER contemplated by this Agreement or any information obtained in connection with such performance; and SUPPLIER further agrees to bind its subcontractors (if any) to similarly indemnify, hold harmless and defend PURCHASER.

PURCHASER will promptly notify SUPPLIER of any written claims or demands against it for which SUPPLIER is responsible hereunder. PURCHASER shall give SUPPLIER full opportunity and authority to assume the sole defense of and settle such suits, and furnish to SUPPLIER upon request all information and assistance available to PURCHASER for defense against any such suit, claim or demand; provided, however, that PURCHASER shall be afforded the opportunity to participate in any such defense and any eventual settlement to the extent that its rights or interests may be affected thereby.

21.2     INSURANCE

SUPPLIER agrees to maintain during the term hereof all insurance and/or bonds required by law or this AGREEMENT including without limitation:

        a. Worker's Compensation and related insurance as prescribed by the law of the State in which the work is performed;

        b. employer's liability insurance with limits of at least two million, five hundred thousand ($2,500,000) each occurrence;

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        c. comprehensive general liability insurance including contractual liability, products liability, owners and contractors protective insurance and completed operations coverage; and

        d. if the use of motor vehicles is required, comprehensive motor vehicle liability insurance.

Each of the policies referred to in paragraphs "c" and "d" above shall be with limits of at least two million, five hundred thousand dollars ($2,500,000) for bodily injury (including death) to any one person, and two million, five hundred thousand dollars ($2,500,000) on account of any one occurrence and two million, five hundred thousand dollars ($2,500,000) for each occurrence of property damage. SUPPLIER shall furnish certificates evidencing placement of such insurance. PURCHASER and the owner of the Leased Premises (where applicable) shall be named as Additional Insureds in the policies referred to in paragraphs "c" and "d" above. In addition to containing an endorsement naming PURCHASER as an Additional Insured, the policies listed above in paragraphs "c" and "d" shall contain a provision eliminating and removing any exclusion of liability for i) injury, including bodily injury and death, to an employee of the Additional Insured or ii) any obligation of the insured to indemnify, hold harmless, defend or otherwise make contribution to PURCHASER because the damage arises out of injury, including bodily injury and death, to an employee of PURCHASER.

Certificates furnished by SUPPLIER shall contain a clause stating, "PURCHASER is to be notified in writing at least ten (10) days prior to cancellation of, or any material change in the policy." SUPPLIER shall assume responsibility for such notification being given to Verizon Wireless, Executive Director, Network Purchasing, 180 Washington Valley Road, Bedminster, New Jersey 07921.

SUPPLIER, at its option, may self-insure as to any or all of the foregoing insurance requirements, including those of its subcontractors.

21.3     LIMITATION OF LIABILITY

SUPPLIER shall in no event be liable to PURCHASER or PURCHASER'S AFFILIATES, nor shall PURCHASER or PURCHASER'S AFFILIATES be liable to SUPPLIER, for loss of or reduction in their revenues and/or profits. Such disclaimer of liability shall not extend to claims, demands or lawsuits by third parties against SUPPLIER or PURCHASER or PURCHASER'S AFFILIATES for third party loss of or reduction in revenues and/or profits. Furthermore, neither party shall be liable for damages in excess of the greater of * or the total amount of purchases made by PURCHASER in the * month period immediately prior to the receipt of the notice of default or the event giving rise to liability but in no event more than *, where such damages result from non-negligent acts or omissions of SUPPLIER or persons furnished by SUPPLIER, either solely or together with PURCHASER'S or PURCHASER'S AFFILIATES' non-negligent acts or omissions.

The provisions of this section, the foregoing paragraph, shall survive failure of any remedy.

Nothing in this provision shall be deemed to limit SUPPLIER'S responsibilities under Section 16.1, entitled "Infringement of Patents, Copyrights and Trademarks".

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                                   ARTICLE 22

                                    Impleader

SUPPLIER shall not implead or bring any action against PURCHASER or PURCHASER'S customers or employees based on any claim by any person for personal injury or death that occurs in the course or scope of employment of such person by PURCHASER for which a claim may be filed under the Worker's Compensation Act and that arises out of the business contemplated under this AGREEMENT.

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                                   ARTICLE 23

                      Work Performed on Purchaser Premises

23.1     CLEAN UP

Upon completion of any work performed under this Agreement or pursuant to OrderS placed hereunder, SUPPLIER shall promptly remove all implements, surplus materials and debris.

23.2     HARMONY

SUPPLIER shall be entirely responsible for all persons furnished by it working in harmony with all others working on PURCHASER premises or those of PURCHASER'S AFFILIATE.

23.3     PLANT AND WORK RULES

SUPPLIER'S employees, agents and contractors shall, while on PURCHASER or its AFFILIATES' premises, comply with all plant rules and regulations, including, where required by government regulations, submission of satisfactory clearance from the U.S. Department of Defense and other Federal authorities concerned.

23.4     RIGHT OF ACCESS

Each party shall permit access to the other's respective facilities as reasonably required in connection with work hereunder. No charge shall be made for such access. It is agreed that reasonable advance notice will be given when access is required.

23.5     TOOLS AND EQUIPMENT

Unless otherwise specifically provided in this Agreement, SUPPLIER shall provide labor, tools and equipment necessary for performance pursuant to an Order under this Agreement.

23.6     WORK HEREUNDER

It is understood that visits by SUPPLIER'S representatives or SUPPLIER'S contractor's representatives to perform SUPPLIER'S obligations under this Agreement shall for all purposes be deemed "work hereunder" and shall be at no charge to PURCHASER unless otherwise specifically provided in this Agreement or in another writing signed or duly acknowledged by authorized representatives of both parties.

SUPPLIER shall be solely responsible for work performed by its employees, agents, and/or contractors. SUPPLIER shall, upon notification from PURCHASER of completion of work performed by others, upon whose completion SUPPLIER'S own work depends, promptly inspect and advise PURCHASER of any impediment that prevents the SUPPLIER'S proper performance. SUPPLIER'S silence shall constitute approval of such other work as fit, proper, and suitable for SUPPLIER'S performance of work.

23.7  IDENTIFICATION CREDENTIALS

PURCHASER may, at its discretion, require SUPPLIER'S employees to exhibit identification credentials, which PURCHASER may issue, in order to gain access to PURCHASER'S premises for the performance of the work. If, for any reason, any of SUPPLIER'S employees are no longer performing work,

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SUPPLIER shall immediately inform PURCHASER'S representative in the most expeditious manner possible. Notification shall be followed by the prompt delivery to PURCHASER'S representative of the identification credentials involved.

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                                   ARTICLE 24

                            Environmental and Safety

24.1     ENVIRONMENTAL COMPLIANCE


         24.1.1   SUPPLIER ENVIRONMENTAL WARRANTY

         SUPPLIER hereby warrants, represents and certifies that SUPPLIER'S performance of this Agreement, SUPPLIER'S PRODUCTS and the result of SUPPLIER'S SERVICES rendered hereunder conform to and shall conform and comply with all applicable Federal, State, County and Municipal laws, statutes, regulations, and codes which relate to environmental protection and employee protection.

         24.1.2  PERFORMANCE

         "Performance" as used herein refers to SUPPLIER'S installation, dismantling, segregation, staging, loading, removal, processing, transportation, disposal, treatment, reclamation or other handling methods used in performing under this Agreement.

         24.1.3 SUPPLIER'S CERTIFICATION AND INDEMNIFICATION

         SUPPLIER further agrees to certify compliance herewith at PURCHASER'S request. SUPPLIER will indemnify and save PURCHASER harmless from any violation or breach of this Section 24.1, entitled ENVIRONMENTAL COMPLIANCE.

         24.1.4  LICENSES AND PERMITS

         SUPPLIER certifies that it shall obtain all licenses, permits, and authorizations necessary to perform under this AGREEMENT from the appropriate State, Federal and local governments and agencies prior to commencement of WORK hereunder.

                  24.1.4.1

                  SUPPLIER shall notify PURCHASER immediately if any permit, license, certificate or identification number required for working on the PRODUCT shall have been revoked, not been renewed, expired or been suspended.

         24.1.5  SAFETY PRECAUTIONS AND MANAGEMENT PRACTICES

         SUPPLIER shall use its best efforts to exercise every reasonable safety precaution and best management practice, whether or not required by law, in dealing with the material.

24.2     HAZARDOUS CHEMICAL INFORMATION

SUPPLIER shall provide Material Safety Data Sheet(s) in the event that the PRODUCT (including electronic components) to be provided is or contains any substance designated:

        1. as a toxic/hazardous substance, as defined by the Occupational Safety and Health Administration, Environmental Protection Agency, and/or all State "Right to Know" laws; and/or

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        2. as a carcinogen or potential carcinogen by the National Toxicology Program or the International Agency for Research on Cancer; and/or

        3. a hazardous material as defined in the Hazardous Material Transportation Act; and/or

        4. a regulated material under the Federal Insecticide, Fungicide and Rodenticide Act; and/or

        5. as a hazardous waste in the Resource Conservation and Recovery Act or the Superfund Amendment Reauthorization Act; and/or

        6.    as radioactive; and/or

        7.    under the Clean Air Act or Clean Water Act.

A Material Safety Data Sheet must also be provided if the PRODUCT (including components) could be a hazard to human health and/or the environment in a fire/combustion or spill situation.

        24.2.1   HAZARDOUS MATERIALS COMPLIANCE PROVISION

        SUPPLIER represents and warrants that all PRODUCTS provided hereunder will be packaged, labeled, handled and shipped in accordance with all applicable Federal, State, County and local laws, rules, regulations, orders and other lawfully mandated requirements. This obligation shall include but not be limited to compliance with the following:

                1. all product labeling and other requirements imposed by the New Jersey Worker and Community Right-to-Know Act, N.J.S.A. 34:5A-1, et. seq., and all regulations adopted pursuant thereto;

                2. all product labeling and other requirements imposed by the Occupational Safety and Health Act of 1970 (OSHA), as amended, and all regulations adopted pursuant thereto, including the Hazard Communication Standard regulations;

                3. all requirements of the Hazardous Material Transportation Act, the Toxic Substance Control Act, as amended, the Federal Insecticide, Fungicide and Rodenticide Act (FIFRA) and the New Jersey Pesticide Control Code (N.J.A.C. 7:30).

24.3     OCCUPATIONAL SAFETY AND HEALTH ACT (O.S.H.A

SUPPLIER in performing work under this Agreement will fully comply with the provisions of the Federal Occupational Safety and Health Act of 1970 and with any and all applicable rules and regulations issued pursuant to the Act.

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                                   ARTICLE 25

                                    Training

SUPPLIER shall provide to PURCHASER training as set forth in Appendix G hereto, entitled Training. The training to be furnished by SUPPLIER under this Agreement shall be suitable to train PURCHASER'S and/or its AFFILIATES' personnel in the area of systems planning, application practices, operation, maintenance and repair of system or product features as required.

If requested by PURCHASER and/or its AFFILIATES, SUPPLIER agrees to make available training in addition to the courses referenced in Appendix G hereto, entitled TRAINING, provided that such additional training is reasonably necessary to operate PURCHASER'S or its AFFILIATES' network. Prices for such additional training shall be mutually agreed to by the parties.

PURCHASER may request training for third party contractors that are employed by or acting as agents for PURCHASER. PURCHASER will verify to SUPPLIER that any third parties for which it has requested training have signed Attachment B of the Agreement for the Treatment of Lucent Information, a copy of which is attached hereto as Appendix F, and will hold all information as confidential pursuant to the terms and conditions of the Agreement for the Treatment of Lucent Information. Nothing in this Section shall be interpreted to grant PURCHASER'S third party contractors any other rights under this AGREEMENT, including but not limited to the right to use any LICENSED MATERIALS, except for the purpose for which such licensed materials are provided.

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                                   ARTICLE 26

                                   Consulting

Within ninety (90) days of execution of this AGREEMENT, the parties shall enter into an agreement covering consulting assistance that will incorporate all of the provisions of this AGREEMENT, except as explicitly stated in the consulting agreement.

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                                   ARTICLE 27

                               General Provisions

27.1     SEVERABILITY

If any of the provisions of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render unenforceable the entire Agreement, but rather the entire Agreement shall be construed as if not containing the particular invalid or unenforceable provision or provisions. If the invalid or unenforceable provision or provisions shall be considered an essential element of this Agreement, the parties shall promptly attempt to negotiate a substitute therefor.

27.2     CHOICE OF LAW

The construction, interpretation and performance of this AGREEMENT shall be governed by and construed in accordance with the domestic laws of the State of New York, and all actions under this Agreement shall be brought in a court of competent subject matter jurisdiction of the State of New York and both parties agree to accept and submit to the personal jurisdiction of such court. SUPPLIER also agrees to submit to the jurisdiction of any court in the United States wherein an action is commenced against PURCHASER based on a claim for which SUPPLIER has indemnified PURCHASER hereunder.

27.3     COMPLIANCE WITH LAWS

SUPPLIER and all persons furnished by SUPPLIER shall comply with the applicable EEO, Fair Labor Standards Act and all other federal, state, county and local laws, ordinances, regulations and codes (including procurement of required permits or certificates) in its or their performance under this Agreement or any Order issued pursuant hereto.

This Agreement is subject to applicable laws and executive orders relating to equal opportunity and nondiscrimination in employment. SUPPLIER and all persons furnished by SUPPLIER shall not unlawfully discriminate in its employment practices against any person by reason of race, religion, color, sex, disability or national origin and agrees to comply with the provisions of said laws and orders to the extent applicable in the performance of this Agreement.

SUPPLIER agrees to indemnify and hold harmless PURCHASER for, from and against and defend PURCHASER against, any loss or damage sustained because of SUPPLIER's noncompliance hereunder.

27.4     COMPLIANCE WITH FEDERAL RULES

SUPPLIER represents that PRODUCT(S) furnished hereunder shall comply, to the extent required, with the applicable requirements of Parts 15, 22 and 24 of the Federal Communication Commission's Rules and Regulations pertaining to Personal Communications Services Systems in effect at the time of delivery of such PRODUCTS, including those sections concerning the labeling of such PRODUCTS and the suppression of radio frequency and electromagnetic radiation of specified levels. SUPPLIER makes no undertaking with respect to harmful interference caused by (i) installation, repair, modification or change of PRODUCTS or SOFTWARE by persons other than SUPPLIER; (ii) PRODUCTS or SOFTWARE which are subjected to misuse, neglect, accident or abuse by persons other than SUPPLIER;
(iii) PRODUCTS or SOFTWARE which are used in a manner not in accordance with operating instructions or

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in a suitable installation environment or operations of other equipment in the frequency range reserved for PURCHASER within the franchise area.

SUPPLIER assumes no responsibility under this section for items designated or supplied by PURCHASER, including but not limited to, antennas, power equipment and batteries. Type acceptance or certification of such items shall be the sole responsibility of PURCHASER

         27.4.1  RADIO FREQUENCY ENERGY STANDARDS

         Should the PRODUCTS during use fail to meet relevant parts of the FCC Rules and Regulations for spurious emission and interference to radio communications, SUPPLIER shall provide to PURCHASER information relating to methods of suppressing such interference. In the event such interference cannot reasonably be suppressed, then all remedies as provided by Article 14 hereof, entitled WARRANTIES, shall apply.

         27.4.2  REGISTRATION

         When PRODUCT furnished under this Agreement is subject to registration under Part 68 of the FCC's Rules and Regulations as they may be amended from time to time ("Part 68"), SUPPLIER warrants that such PRODUCT furnished under this Agreement is registered under and complies with
         Part 68 including, but not limited to, all labeling and customer instruction requirements unless such PRODUCT is furnished as part of a technical field trial or unless the PRODUCT is provided for services not covered or exempt under Part 68. SUPPLIER agrees to defend and hold PURCHASER harmless from any liability, claim or demand (including the costs, expenses and reasonable attorney's fees on account thereof) that may arise out of SUPPLIER's non-compliance with Part 68. PURCHASER agrees to promptly notify SUPPLIER of any liability, claim or demand against PURCHASER for which SUPPLIER is responsible under this clause and gives SUPPLIER full opportunity and authority to assume the defense, including appeals, and to settle such liability, claims and demands, provided that if PURCHASER reasonably believes that SUPPLIER is not adequately handling such defense or settlement, PURCHASER reserves the right to assume the defense or settlement.

27.5 MINORITY AND WOMEN-OWNED BUSINESS ENTERPRISES

The parties agree to cooperate to develop appropriate standards to provide equal opportunity to Minority and Women-Owned Business Enterprises ("MWBE") under this AGREEMENT

27.6     EXPORT CONTROL

SUPPLIER hereby certifies to PURCHASER that unless SUPPLIER has received the prior written authorization of the Office of Export Licensing of the US Department of Commerce, Washington, DC, SUPPLIER will not transmit, by any means, either directly or indirectly, any technical data or information in any form whatsoever (whether written, oral or otherwise) acquired from PURCHASER, or any direct product of such data or information, except in compliance with United States laws and regulations, including but not limited to export laws and regulations.

27.7     TAXES

         27.7.1

         PURCHASER shall pay all federal excise tax and all state and local sales and use tax or other similar transfer tax in the nature of sales or use tax, however denominated (each, a "TAX"), which is directly and solely attributable to purchases by PURCHASER from SUPPLIER for consideration under this AGREEMENT. SUPPLIER shall bill such TAX to PURCHASER in the amount required by law, separately stating the amount and type of the billed TAX on the applicable invoice; PURCHASER shall

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         pay such billed amount of TAX to SUPPLIER; and SUPPLIER shall remit such billed amount of TAX to the appropriate tax authorities as required by law; provided, however, that SUPPLIER shall not bill to or otherwise attempt to collect from PURCHASER any TAX with respect to which PURCHASER has provided SUPPLIER with (i) an exemption certificate prepared in accordance with applicable law, (ii) a direct pay number, or (iii) a written opinion of counsel (which may be addressed to either SUPPLIER or PURCHASER) to the effect that there is at least a reasonable basis for claiming that such TAX does not apply to the transaction or class of transactions at issue. If SUPPLIER proposes to make a transfer to PURCHASER other than by purchase (i.e., at no charge) and SUPPLIER wishes to raise the issue of payment and reimbursement of any TAX on such transfer, SUPPLIER will raise this issue in writing, either in its proposal or otherwise, prior to PURCHASER'S acceptance of the proposal; SUPPLIER shall not be entitled to raise this issue after PURCHASER'S acceptance of the proposal, or to collect any such TAX which PURCHASER has not agreed in writing to pay before the delivery of the transferred property to PURCHASER.

         27.7.2

         SUPPLIER shall pay all TAX which is directly and solely attributable to any transfer from PURCHASER to SUPPLIER which is made in connection with a transaction under this AGREEMENT (including, without limiting the generality of the foregoing, a return, exchange, trade-in, or repurchase). PURCHASER shall bill such TAX to SUPPLIER in the amount required by law, separately stating the amount and type of the billed TAX on the applicable invoice or other statement; SUPPLIER shall pay such billed amount of TAX to PURCHASER; and PURCHASER shall remit such billed amount of TAX to the appropriate tax authorities as required by law; provided, however, that PURCHASER shall not bill to or otherwise attempt to collect from SUPPLIER any TAX with respect to which SUPPLIER has provided PURCHASER with (i) an exemption certificate prepared in accordance with applicable law, (ii) a direct pay number, or (iii) a written opinion of counsel (which may be addressed to either SUPPLIER or PURCHASER) to the effect that there is at least a reasonable basis for claiming that such TAX does not apply to the transaction or class of transactions at issue.

         27.7.3

         At the other party's request, each of SUPPLIER and PURCHASER shall reasonably cooperate with the other party so as to minimize the tax liability of such other party, including such other party's liability for TAX to be billed and collected under Sections 27.7.1 and 27.7.2. Such cooperation shall include, without limiting the generality of the foregoing, (a) the delivery of SOFTWARE and DOCUMENTATION from SUPPLIER to PURCHASER via electronic transmission, (b) the separate statement of taxable and nontaxable charges on all invoices (including, without limiting the generality of the foregoing, charges for installation, assembly, configuration, freight, insurance and shipping), and (c) the maintenance and invoicing of separate prices for HARDWARE, SOFTWARE and SERVICES.

         27.7.4

         From time to time, SUPPLIER shall provide PURCHASER, within 90 days of PURCHASER'S request, a written opinion (which shall not constitute an opinion of counsel) as to (a) the percentage of the value of the FIRMWARE which is included in any HARDWARE supplied under this AGREEMENT, and (b) the percentage breakdown of value between APPLICATION SOFTWARE and OPERATIONAL SOFTWARE which is included in any SOFTWARE (including FIRMWARE) or HARDWARE supplied under this AGREEMENT; provided, however, that SUPPLIER shall not be required to respond to more than 15 such requests per calendar year. At the same time that SUPPLIER provides the written statement, SUPPLIER shall also provide reasonable detail concerning the method and underlying facts SUPPLIER used to arrive at the estimate. If a taxing authority will or does require additional information, PURCHASER may request that SUPPLIER also provide such additional information (which request shall not count toward the annual 15-request limit). SUPPLIER will supply such additional information to PURCHASER unless SUPPLIER informs PURCHASER that it will be

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         unable to provide it. In that event, either party may invoke Section
         19.7 and through that procedure, come to agreement on the additional information that SUPPLIER will provide.

         Such statements and information shall be treated as confidential information under the Agreement Concerning the Treatment of SUPPLIER Information, shall only be disclosed to employees of PURCHASER and PURCHASER'S outside counsel with a need to know for the sole purpose of determining PURCHASER'S ad valorem taxes and shall not be shared with PURCHASER'S employees engaged in procurement (provided, that neither legal department nor tax department employees of PURCHASER shall be treated, for this purpose, as engaged in procurement). PURCHASER may reveal a statement and underlying information to a taxing authority, provided that PURCHASER has first taken whatever action is available in that jurisdiction to protect the confidentiality of the statement and information.

         27.7.5

         From time to time, within 90 days of PURCHASER's request, SUPPLIER shall certify to PURCHASER in writing whether any particular APPLICATION SOFTWARE is custom or pre-written, as such terms are routinely and consistently used between SUPPLIER and PURCHASER.

         27.7.6

         Each party to this AGREEMENT shall cooperate with all reasonable requests of the other party in connection with any contest or refund claim with respect to taxes. If one party incorrectly bills and collects taxes from the other party and the taxing authority requires that any refund from the taxing authority be sought by the billing party, the billing party shall seek the refund and remit to the other party the amount of the refund actually obtained, together with interest, if any, actually received, promptly upon receiving such refund and interest, if any, from the taxing authority.

         27.7.7

         Subject to Section 27.7.9, if SUPPLIER fails to bill any TAX to PURCHASER as required by Section 27.7.1, then, as between SUPPLIER and PURCHASER, PURCHASER shall remain liable for such unbilled TAX, and SUPPLIER shall be liable for any interest, penalties and additions to tax which are assessed with respect to such unbilled TAX by the applicable taxing authority. Likewise, subject to Section 27.7.9, if PURCHASER fails to bill any TAX to SUPPLIER as required by Section 27.7.2, then, as between PURCHASER and SUPPLIER, SUPPLIER shall remain liable for such unbilled TAX, and PURCHASER shall be liable for any interest, penalties and additions to tax which are assessed with respect to such unbilled TAX by the applicable taxing authority.

         27.7.8

         If PURCHASER fails to pay any TAX to SUPPLIER as required by Section 27.7.1, then, as between PURCHASER and SUPPLIER, PURCHASER shall be liable for such unpaid TAX and for all interest, penalties and additions to tax which are assessed with respect to such unpaid TAX by the applicable taxing authority. Likewise, if SUPPLIER fails to pay any TAX to PURCHASER as required by Section 27.7.2, then, as between SUPPLIER and PURCHASER, SUPPLIER shall be liable for such unpaid TAX and for all interest, penalties and additions to tax which are assessed with respect to such unpaid TAX by the applicable taxing authority.

         27.7.9

         If SUPPLIER does not bill or collect a TAX under Section 27.7.1 because PURCHASER has provided SUPPLIER with an exemption certificate, direct pay number or opinion of counsel as described in such Section, then, as between SUPPLIER and PURCHASER, PURCHASER shall remain liable for such unbilled TAX, and for any interest, penalties and additions to tax which are assessed with respect to such unbilled TAX by the applicable taxing authority; provided, however, that SUPPLIER shall be liable for all such amounts which are assessed because SUPPLIER failed to maintain or produce any records, including exemption certificates, as required by law. Likewise, if PURCHASER does not bill or

--------------------------------------------------------------------------------
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         collect a TAX under Section 27.7.2 because SUPPLIER has provided PURCHASER with an exemption certificate, direct pay number or opinion of counsel as described in such Section, then, as between PURCHASER and SUPPLIER, SUPPLIER shall remain liable for such unbilled TAX, and for any interest, penalties and additions to tax which are assessed with respect to such unbilled TAX by the applicable taxing authority; provided, however, that PURCHASER shall be liable for all such amounts which are assessed because PURCHASER failed to maintain or produce any records, including exemption certificates, as required by law.

         27.7.10

         Control of TAX audits shall rest with the party responsible for filing the TAX return audited; provided, however, that such party in control may not adjust, compromise or settle any TAX audit, the economic burden of which will be borne by the other party, without the prior written consent of such other party. If any taxing authority assesses any TAX against, or seeks to collect any TAX from, a party (the "ASSESSED PARTY"), and the other party (the "RESPONSIBLE PARTY") is responsible for such TAX under Section 27.7, Section 27.7.8 or Section 27.7.9, then the RESPONSIBLE PARTY may participate in or, with the consent of the ASSESSED PARTY, conduct the contest of the TAX determination in good faith, at the RESPONSIBLE PARTY'S own expense. In any such contest which is conducted by the RESPONSIBLE PARTY, the RESPONSIBLE PARTY shall promptly furnish the ASSESSED PARTY with copies of all filings in any proceeding, protest, or legal challenge, all rulings issued in connection therewith, and all correspondence between the RESPONSIBLE PARTY and the tax authority. In any such contest which is conducted by the ASSESSED PARTY, the ASSESSED PARTY shall provide an opportunity for the RESPONSIBLE PARTY to meaningfully participate in all aspects of such contest, and the ASSESSED PARTY may not adjust, compromise or settle any dispute with regard to, or fail to appeal any adverse judgment or other determination with respect to, TAX, the economic burden of which will be borne by the RESPONSIBLE PARTY, without the prior written consent of the RESPONSIBLE PARTY. The ASSESSED PARTY shall use reasonable efforts to promptly inform the RESPONSIBLE PARTY of any relevant TAX assessment or collection effort, so as to permit the RESPONSIBLE PARTY to effectively exercise its rights under this
         Section 27.7.10; provided, however, that no failure of the ASSESSED PARTY to inform the RESPONSIBLE PARTY shall diminish the responsibility of the RESPONSIBLE PARTY to pay any TAX or other amount pursuant to this Agreement unless, and then only to the extent that, the RESPONSIBLE PARTY'S contest-participation rights are adversely affected by the ASSESSED PARTY'S failure to inform.

27.8     REGULATORY ASSISTANCE

If requested by PURCHASER or its AFFILIATE(S), SUPPLIER shall, to the best of its ability, provide assistance by supplying an expert witness, if required, with regard to regulatory matters in connection with PRODUCTS and/or SERVICES provided hereunder, provided that PURCHASER or its AFFILIATE(S) shall pay SUPPLIER for such assistance at a reasonable rate to be specified and shall reimburse SUPPLIER for all travel and per-diem living expenses reasonably incurred by the expert witness.

27.9     SURVIVAL

All rights and obligations hereunder granted or incurred prior to and which by their nature would continue beyond the cancellation, termination, or expiration of this Agreement or any Order placed hereunder by PURCHASER shall survive such cancellation, termination, or expiration.

27.10    NON-WAIVER

--------------------------------------------------------------------------------
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Neither party's failure at any time to enforce any of the provisions of this Agreement or any right or remedy available hereunder or at law or equity, or to exercise any option herein provided will in no way be construed to be a waiver of such provisions, rights, remedies or options or in any way to affect the validity of this Agreement. The exercise by a party of any rights, remedies or options provided hereunder or at law or equity shall not preclude or prejudice the exercising thereafter of the same or any other rights, remedies or options.

27.11    NOTICES

Any Notice or demand which under the terms of this Agreement or under any statute shall be made by SUPPLIER or PURCHASER in writing which may take the form of facsimile, electronic transfer, overnight courier or certified or registered mail, with return receipt requested, addressed to the respective parties. A Notice shall be deemed to have been given when received.

Notices to PURCHASER shall be addressed to the following (unless this Agreement provides otherwise):

                  Verizon Wireless
                  180 Washington Valley Road
                  Bedminster, New Jersey  07921
                  Attn:  Executive Director, Network Purchasing.
                  Telecopier No.:  (908) 346-4218

with a copy to:

                  Verizon Wireless
                  180 Washington Valley Road
                  Bedminster, New Jersey  07921
                  Attn.:  Legal Department
                  Telecopier No.:  (908) 306-6836

Notices to SUPPLIER shall be addressed to:

                  Lucent Technologies Inc.
                  5 Penn Plaza, Tenth Floor
                  New York, New York  10001
                  Attn:  August Villano
                  Telecopier No.:  (212) 290-5942

27.12    FORCE MAJEURE

Neither party shall be held responsible for any delay or failure in performance of this Agreement caused by fires, strikes, embargoes, requirements imposed by government regulations, civil or military authorities, acts of God, beyond the control of Supplier or Purchaser and which could not have been avoided through the application of reasonable foresight or diligent effort, provided that this clause shall not excuse failure of a PRODUCT due to the occurrence of a Force Majeure condition that the SPECIFICATIONS are designed to protect against. If such contingency occurs, the party delayed or unable to perform shall provide notice to the other party and if the delaying causes continue for a period of fifteen (15) days, the party injured by the other's inability to perform may elect to:

--------------------------------------------------------------------------------
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         1. terminate the affected order or part thereof as to PRODUCTS not already shipped or SERVICES not already performed;

         2. suspend such order for the duration of the delaying causes, buy or sell elsewhere PRODUCTS to be bought or sold hereunder and deduct from any commitment the quantity bought or sold or for which such commitments have been made elsewhere; or

         3. resume performance under such order once the delaying cause ceases with an option in the injured party to extend the delivery or performance date up to the length of time the contingency endures.

Unless written notice is given no later than fifteen (15) days from when the injured party is notified, (2) shall be deemed selected.

27.13  RELEASES VOID

Neither party shall require waivers or releases of any personal rights from representatives of the other in connection with visits to their respective premises and no such releases or waivers shall be pleaded by SUPPLIER or PURCHASER in any action or proceeding.

27.14  SECTION HEADINGS

The headings of the sections herein are inserted for convenience only and are not intended to affect the meaning or interpretation of this AGREEMENT.

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                                   ARTICLE 28

                          Alternate Dispute Resolution

28.1     REFERRAL

Should any disagreement, dispute, disputed claim of breach, nonperformance, or repudiation arising from, related to or connected with this Agreement or any of the terms or conditions hereof, or any transactions hereunder ("Dispute"), arise between PURCHASER and SUPPLIER either during this Agreement or after termination or expiration of this Agreement, either party may give to the other notice of the Dispute, specifically referencing this provision and request resolution of the Dispute. At the expiration of ten (10) business days, unless it shall have been settled, either party may refer such Dispute to the Vice President, Network Planning, Verizon Wireless, and the Sales Vice President, New Business Development, Lucent Technologies Inc., for resolution. If within an additional ten (10) business days such Dispute shall not have been settled, then either party may refer it to the Executive Vice President and Chief Technical Officer, Verizon Wireless, and the Customer Team Vice President, Lucent Technologies Inc., for resolution. The parties agree to exchange relevant information and cooperate in good faith to resolve the Dispute under this provision. If within an additional ten (10) business days, such dispute shall not have been settled, the parties agree to resort to the dispute mediation remedies set forth below, or to use a THIRD PARTY ENGINEER to resolve the DISPUTE, if such DISPUTE involves any of the issues set forth in Section 28.2.1 hereof. The parties will not be prohibited from seeking injunctive relief to preserve the status quo while the mediation is pending.

28.2     THIRD PARTY ENGINEER

SUPPLIER and PURCHASER will first attempt to resolve the DISPUTE through the process set forth in Section 28.1 hereof, entitled REFERRAL. If such attempt fails, then each party shall submit its position in writing to the other within ten (10) business days of written notice from the party requesting that the DISPUTE be resolved by the THIRD PARTY ENGINEER, and the parties shall then mutually select a THIRD PARTY ENGINEER to render a decision in the DISPUTE. The THIRD PARTY ENGINEER shall be an engineer (who is not employed by either party) that shall be chosen by the then President of the Institute of Electrical and Electronic Engineers (or the Vice President, if the President is a present or former employee of either party) to serve as the THIRD PARTY ENGINEER for purposes of resolving the dispute. The costs of using a THIRD PARTY ENGINEER to resolve disputes under this Section 28.2 hereof shall be shared equally by both parties. If within an additional ten (10) business days, such DISPUTE shall not have been settled, the parties agree to resort to the mediation process set forth in Section 28.3 hereof, entitled MEDIATION.

         28.2.1

         The following list of issues may be referred to a THIRD PARTY ENGINEER for resolution, if the process set forth in Section 28.1 hereof, entitled REFERRAL, are unsuccessful.

         o        Capacity Warranty
         o        Acceptance Test Procedures
         o        Software Applicability and Use
         o        Equipment Specifications
         o        Feature Transparency
         o        Critical Fault Responsibility

--------------------------------------------------------------------------------
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28.3     MEDIATION

A formal mediation procedure may be commenced by either party under the then current Center for Public Resources ("CPR") Model Procedure for Mediation of Business Disputes by notice to CPR to select an experienced neutral mediator and a proposed time and date for mediation. All mediators shall be selected from the CPR Panel of Neutrals unless the parties mutually agree to a different neutral mediator. All mediator fees shall be equally shared by the parties. Each party will pay its own costs and other expenses associated with the mediation, except that the reasonable travel expenses, as outlined in the Verizon Wireless Travel Guidelines, incurred by the party which is more distant from the site of the mediation, shall be shared equally by SUPPLIER and PURCHASER. The parties shall participate in good faith in the mediation and if the parties reach a resolution of the Dispute, it shall be reduced to writing and shall be enforceable in accordance with its terms.

If the procedures set forth above do not result in a resolution of the dispute satisfactory to both parties within thirty-one (31) days of the first notice to CPR to select a mediator, either party may give notice in writing to the other party that the mediation procedure is terminated. Upon the issuance of such notice, either party shall have the right to pursue such remedies as may be available at law or in equity or under this Agreement.

ALL DISCUSSIONS AND DOCUMENTS PREPARED PURSUANT TO ANY ATTEMPT TO RESOLVE A DISPUTE UNDER THIS PROVISION ARE CONFIDENTIAL AND FOR SETTLEMENT PURPOSES ONLY AND SHALL NOT BE ADMITTED IN ANY COURT OR OTHER FORUM AS AN ADMISSION OR OTHERWISE AGAINST A PARTY FOR ANY PURPOSE INCLUDING THE APPLICABILITY OF FEDERAL AND STATE COURT RULES.

--------------------------------------------------------------------------------
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                                   ARTICLE 29

                                ENTIRE AGREEMENT

This instrument, the Appendices and Schedules attached hereto, which are hereby made part of this AGREEMENT, and the OrderS attached hereto, or hereafter issued under this AGREEMENT, constitute and embody the entire agreement by and between the parties hereto and supersede all prior oral or written agreements or understandings, if any, between them with respect to the subject matter of this AGREEMENT. In the event of a direct conflict between a specific term or condition of this AGREEMENT and a specific term or condition in an ORDER, issued and accepted by the parties, the specific term or condition in the ORDER shall take precedence and control, but only for purposes of that individual ORDER. All ORDERS placed by PURCHASER shall be deemed to incorporate the terms and conditions of this AGREEMENT as well as any supplemental terms and conditions agreed to by the parties in writing. This AGREEMENT shall not be modified or amended except by a writing signed by authorized representatives of both parties.

This AGREEMENT may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have set their hand to this Definitive Agreement between Cellco Wireless a/b/a Verizon Wireless and Lucent Technologies, intending to be legally bound this ___ day of ________ 2001.


LUCENT TECHNOLOGIES INC.                           Cellco Partnership d/b/a Verizon Wireless

--------------------------                         --------------------------                    ------------------------
Signature                                           Signature                                            Signature


L. DeLaurentis                                     Dennis F. Strigl
--------------------------                         --------------------------                    ------------------------
Printed Name                                       Printed  Name                                         Printed Name


Vice President, North American Sales               President and CEO
------------------------------------               --------------------------                    ------------------------
Title                                              Title                                                  Title


--------------------------                         --------------------------                    ------------------------
Date                                               Date                                                    Date


--------------------------                         --------------------------
Signature                                          Signature


Vincent J. Molinaro                                Edward Langston
--------------------------                         --------------------------
Printed Name                                       Printed  Name


Senior Vice President, North American Sales        Vice President and CFO
-------------------------------------------        --------------------------
Title                                              Title


--------------------------                         --------------------------
Date                                               Date


Legal Review                                       Legal Review

by                                                 by
  ------------------------                           ------------------------
      Mary E. Grant                                      Patrick J. O'Shea


Witnessed by:                                      Witnessed by:

--------------------------                         --------------------------

--------------------------                         --------------------------

--------------------------                         --------------------------

--------------------------                         --------------------------

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                                  Appendix A

                             Pricing and Discounts



A.1 Pricing

         A.1.a             AMPS Cellular Net Price List
         A.1.b             AMPS PCS Net Price List
         A.1.c             Pick a Pack Software Price List
         A.1.d             Power Equipment Price List
         A.1.e             LWSS Price List
         A.1.f             Optional Services Price List
         A.1.g             Product Configuration Models

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                        A.1.a AMPS Cellular Price List
                           A.1.b AMPS PCS Price List





The attached AMPS Cellular and AMPS PCS Price Reference Guides (January 1, 2001 issues) are included in this Appendix for illustrative purposes only. These will be replaced with Net Price Lists upon their availability.

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                                                              [GRAPHIC OMITTED]
                                                            Lucent Technologies
                                                          Bell Labs Innovations








                            Appendix A.1a and A.1.b


                                     AMPS

                             PRICE REFERENCE GUIDE

                                JANUARY 1, 2001


        Per the Agreement of the Parties, Lucent will replace this page with Net Pricing for all AMPS and PCS Products within 30

                   days of the execution of this Agreement.

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                      A.1.c Pick A Pack Software Pricing

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                         A.1.c Pick a Pack Price List

                             "Pick A Pack" Program

Pick A Pack is a pricing program developed to allow the licensing transfer of new or existing Lucent optional feature software. The special Pick A Pack pricing schedule may be used in lieu of list price established for each optional feature. It allows for licensing software in a 'Pack' for 'one price during the calendar years 2000, 2001, 2002, and 2003. The customer can select any mix of 5, 10, or 15 new or existing optional features for CDMA, ECP, 5ESS Wireless and analog. The option for ALL features pack includes the allnew CDMA ECP 5ESS Wireless and analog features that are declared Generally Available
(GA) in a calendar year. The All Feature Pack also includes Base Release Software and Service component of the LWSS program at no additional charge. Pick A Pack prices are fixed for calendar years 2000 - 2003. Licensing transfers can be made on an annual basis or on a multiple year commitment basis. Initial Operating fees, and Right to Use fees are NOT included as part of the Pick A Pack program.

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Pick a Pack, per Cell Pricing Program

Annual Prices in $M According to Number of Cells in Network

*

The "All" option includes BRSS at no additional charge.

Multi-year Purchase Commitment provides 10% reduction of Pick a Pack software package price

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                         A.1.d Power Products Pricing



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                           Power Systems Price Book
                                   July 2000
                             Galaxy Power Systems

---------------------------------------------------------------------------------------------
Mdse     List/Grp/                                                                  July 2000
Class    Comcode                     Description                                   List Price
---------------------------------------------------------------------------------------------
             H569-434 GPS4848 (48V, 4800 Amp) Galaxy Power System
---------------------------------------------------------------------------------------------
       Standard Configurations - Distributed Architecture - Initial Bay
---------------------------------------------------------------------------------------------
                        H569-434 G-1 e/w 1G14, 1G24, 1G31
                        800 Amp, -48V system e/w Galaxy Millennium Controller,
                        4 Rectifier Shelves 208/240V Input. Provides Terminal
FE284     108485277     Block Connection; (1) LVBD. One 1200A Contactor & Shunt    *
---------------------------------------------------------------------------------------------
                        H569-434 G-1 e/w 1G15, 1G24, 1G30
                        800 Amp, -48V system e/w Galaxy Millennium controller
                        w/intelligence; 4 Rectifier Shelves, 208/240V Input.
                        Terminal Block Connection to Rectifiers; (1) LVBD, Two
FE284     108485590     500A Contactors & Shunts.                                  *
---------------------------------------------------------------------------------------------
                        H569-434 G-1 e/w 1G15, 1G26, 1G30, 1G91
                        800 Amp, -48V system e/w Galaxy Millennium controller
                        w/intelligence; 4 Rect. Shelves, 480V Input. Terminal
                        Block Connection to Rectifiers; (1) LVBD, Two 500A
FE284     108570821     Contactors & Shunts.  (3) 9 inch blank panels.             *
---------------------------------------------------------------------------------------------
                        H569-434 G-1 e/w 1G15, 1G22, 1G32, 1G43
                        800 Amp, -48V system e/w Galaxy Millennium controller
                        w/intelligence; 4 Rectifier Shelves, 480V Input. AC
                        input Circuit Breakers; 1500A Battery Shunt. (1) 6
FE284     108725169     position, 125-600A CB Panel w/Return Bus.                  *
---------------------------------------------------------------------------------------------
                        H569-434 G-1 e/w 1G15, 1G22, 1G30, 1G68
                        800 Amp, -48V system e/w Galaxy Millennium Controller
                        w/intelligence, 4 Rectifier Shelves, 480V Input. AC
                        Input Circuit Breakers; LVBD; (2) 500A Contactors &
                        Shunt; (2) 2 position, 32- =400A NH00 DIN Fuse Panel
FE284     108736620     w/Return Bus.                                              *
---------------------------------------------------------------------------------------------
                        H569-434 G-1 e/w 1G15, 1G24, 1G32
                        800 Amp, -48V system e/w Galaxy Millennium Controller
                        w/Intelligence, 4 Rectifier Shelves 208/240 Input.
                        Terminal block connection, 1500 Amp Battery Shunt
FE284     108785916     & Meter                                                    *
---------------------------------------------------------------------------------------------
                        H569-434 G-1 e/w 1G15, 1G26, 1G32
                        800 Amp, -48V system e/w Galaxy Millennium Controller
                        w/Intelligence, 4 rectifier Shelves 480V Input.
                        Terminal block Connection; 1500 Amp Battery Shunt and
FE284     108785924     Meter                                                      *
---------------------------------------------------------------------------------------------
     Standard Configurations - Distributed Architecture - Supplemental Bay
                                (no controller)
---------------------------------------------------------------------------------------------
                        H569-434 G1 e/w G13, G24, G31
                        800 Amp, -48V supplemental bay w/4 rectifier shelves,
                        208/240V input provides terminal block connection to
FE284    108485285      rectifier; (1) LVBD. One 1200A Contactor & Shunt.          *
---------------------------------------------------------------------------------------------
                        H569-434 G1 e/w G13, G24, G30
                        800 Amp, -48V supplemental bay w/4 rectifier shelves;
                        208/240V input provides terminal block connection; (1)
FE284    108485608      LVBD. Two 500A Contactors & Shunts.                        *
---------------------------------------------------------------------------------------------
                        H569-434 G1 e/w G13, G26, G32
                        800 Amp, -48V system e/w 4 rectifier shelves. 480V
                        input provides terminal block connection, 1500 amp
FE284    108785882      shunt & meter.                                             *
---------------------------------------------------------------------------------------------
                        H569-434 G1 e/w G13, G26, G30

                        800 Amp, -48V system e/w 4 rectifier shelves. 480V
                        input provides terminal block connection; 2 LVBD. Two
FE284    108792623      600 Amp contactors, shunts battery meter.                  *
---------------------------------------------------------------------------------------------
                        H569-434 G1 e/w G13, G22, G32, (2) G43

                             Galaxy Power Systems
                               Section 1 Page 1

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                             Galaxy Power Systems

---------------------------------------------------------------------------------------------
Mdse     List/Grp/                                                                  July 2000
Class    Comcode                     Description                                   List Price
---------------------------------------------------------------------------------------------
                        800 Amp, -48V system e/w 4 rectifier shelves. 480V
                        input provides rectivier AC input circuit breaker;
                        1500A battery shunt; (1) 6 position, 125-600A circuit
FE284     108725151     breaker panel w/return bus.                                *
---------------------------------------------------------------------------------------------
                        H569-434 G1 e/w G13, G26, G31, G40, (2) G43
                        800 Amp, -48V system e/w 4 rectifier shelves. 480V input
                        provides terminal block connection; (1) LVBD: One 1200A
                        contactor & shunt;(1) 13 position, 1-100A circuit
                        breaker panel w/return bus; (2) 6 position 125-600A
FE284     108469677     circuit breaker panel w/return bus.                        *
---------------------------------------------------------------------------------------------
        Standard Configurations - Centralized Architecture - Initial Bay
---------------------------------------------------------------------------------------------
                        H569-434 G2 e/w 1 G15, 1 G27, 1 G33
                        1200 Amp, -48V system e/w Galaxy Millennium controller
                        w/Intelligence; 6 Rectifier Shelves, 480V AC Input
                        provides terminal block connection to Rectifiers;
FE284    108673237      No Battery Section.                                        *
---------------------------------------------------------------------------------------------
                        H569-434 G2 e/w G14, G24, G33, (2) G111A, G52A
                        800 Amp, -48V system e/w Galaxy Millennium Controller;
                        4 rectifier shelves, 208/240V AC input provides
                        terminal block connection to rectifiers; No battery
                        section; (2) 5 position, 125-600A circuit breaker
                        panels w/return bus, each e/w (5) 225A circuit
FE284    108776279      breakers; (1) 10 position, 1-70A fuse panel.               *
---------------------------------------------------------------------------------------------
                        H569-434 G2 e/w G14, G26, G33, (2) G111A, G52A
                        800 Amp, -48V system e/w Glaxy Millennium Controller, 4
                        rectifier shelves, 480V AC input provides terminal
                        block connection to rectifiers; No battery section; (2)
                        5 position, 125-600A circuit breaker panels w/return
                        bus each e/w (5) 225A circuit breakers; 91) 10 position
FE284    108776287      1-70A fuse panel.                                          *
---------------------------------------------------------------------------------------------
     Standard Configurations - Centralized Architecture - Supplemental Bay
                                (no controller)
---------------------------------------------------------------------------------------------
                        H569-434 G2 e/w G12, G21, G33
                        1200 Amp, -48V system e/w 6 rectifier shelves. 208/240V
                        input provides rectifier AC input for circuit breakers;
FE284     108256280     No battery section.                                        *
---------------------------------------------------------------------------------------------
                        H569-434 G2 e/w G12, G23, G33
                        1200 Amp, -48V system e/w 6 rectifier shelves. 480V
                        input provides rectifier AC input circuit breaker;
FE284     108256314     No battery section.                                        *
---------------------------------------------------------------------------------------------
                        H569-434 G2 e/w 1 G12, 1 G25, 1 G33
                        1200 Amp, -48V system e/w 6 rectifier shelves. 208/240V
                        input provides terminal clock connection to rectifiers;
FE284     108254368     No battery section.                                        *
---------------------------------------------------------------------------------------------
                        H569-434 G2 e/w 1 G12, 1 G27, 1 G33
                        1200 Amp, -48V system e/w 6 rectifier shelves. 480V
                        input provides terminal block connection to rectifier;
FE284     108256249     No battery section.                                        *
---------------------------------------------------------------------------------------------
                        H569-434 G2 e/w G12, G24, G33, G111A, G90, G92
                        800 Amp, -48V system e/w 4 rectifier shelves. 208/240V
                        input provides terminal block connection to rectifiers;
                        No battery section; (2) 5 position, 125-600A circuit
                        breaker panels w/return bus each e/w (5) 2325A circuit
                        breakers; (1) 6 inch blank panel; (1) 12 inch blank
FE284     108615865     panel.                                                     *
---------------------------------------------------------------------------------------------
                        H569-434 G2 e/w G12, G26, G33, (2) G111A, G90, G92
                        800 Amp, -48V system e/w 4 rectifier shelves. 480V
                        input provides terminal block connection to rectifiers;
                        No battery section; (2) 5 position, 125-600A circuit
                        breaker panels with return bus each e/w (5) 225A
                        circuit breakers; (1) 6 inch blank panel; (1) 12 inch
FE284     108776303     blank panel.                                               *
---------------------------------------------------------------------------------------------
  Standard Configurations - Centralized Architecture - Distribution Only Bay

                             Galaxy Power Systems
                               Section 1 Page 2

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                             Galaxy Power Systems

---------------------------------------------------------------------------------------------
Mdse     List/Grp/                                                                  July 2000
Class    Comcode                     Description                                   List Price
---------------------------------------------------------------------------------------------
              (no controller, rectifier shelves or battery panels)
---------------------------------------------------------------------------------------------
                        H569-434 G2 e/w G12, G29, G33, (4) G103A, G52A
                        4800 Amp, -48V distribution only bay e/w no controller,
                        rectifier shelves or battery panels. (4) 6 position,
                        125-600A circuit breaker panels each e/w (3) 400A
FE284     108673302     circuit breakers; (1) 10 position, 1-70A fuse panel.       *
---------------------------------------------------------------------------------------------
                        H569-434 G2 e/w G12, G29, G33, G103A, G43A
                        4800A -48V distribution only bay e/w no controller,
                        rectifier shelves or battery panels; (4) 6 position
                        125-600A circuit breaker panels w/return bus, each e/w
                        (3) 400A circuit breakers; (2) 6 position 125-600A
FE284    108676214      circuit breaker panel.                                     *
---------------------------------------------------------------------------------------------
                              Distribution Options
---------------------------------------------------------------------------------------------
         G-40           Six inch circuit breaker panel with 13 positions for
FE284   108485574       1-100 A breakers w/return bus. (Max 400A per panel)        *
---------------------------------------------------------------------------------------------
         G-41           Nine inch circuit breaker panel with 21 positions for
FE284    108485582      1-100 A breakers w/return bus. (Max 400A per panel)        *
---------------------------------------------------------------------------------------------
         G-42           Six inch circuit breaker panel with 3 positions for
FE284    108485566      125-600 Amp breakers w/return bus. (Max 600A per panel)    *
---------------------------------------------------------------------------------------------
         G-43           Twelve inch circuit breaker panel with 6 positions for
FE284    108783994      125-600A breakers w/return bus. (Max 1200A)                *
---------------------------------------------------------------------------------------------
         G-95           Six inch circuit breaker panel & return with 10
FE284    108784000      positions for 1-150A breakers.                             *
---------------------------------------------------------------------------------------------
                      Galaxy Millennium Controller Options
---------------------------------------------------------------------------------------------
                        Intelligent Control Card Kit (to upgrade G14 to G15 in
FE287    108284662      the field).                                                *
---------------------------------------------------------------------------------------------
FE287    108284639      Modem Card Kit                                             *
---------------------------------------------------------------------------------------------
FE287    108284605      Dataswitch Card (Requires Intelligent Card).               *
---------------------------------------------------------------------------------------------
FE287    848183323      External Modem Connection Kit.                             *
---------------------------------------------------------------------------------------------
FE287    848183307      External Auxiliary Port Connection Kit.                    *
---------------------------------------------------------------------------------------------
FE287    108265422      External Additional Dataswitch Extension Kit.              *
---------------------------------------------------------------------------------------------
FE287    108029687      BSL1 Alarm Wire Wrap Card (BSL2 Wire Punch Card Provided). *
---------------------------------------------------------------------------------------------
FE282    108473067      Galaxy Gateway Basic Kit for Millennium Controller         *
---------------------------------------------------------------------------------------------
                         200 Amp Switchmode Rectifiers
---------------------------------------------------------------------------------------------
FE288    108680026      48V/200A 208-240VAC SMR 595B2.                             *
---------------------------------------------------------------------------------------------
FE288    108680018      48V/200A 480VAC SMR 595A2.                                 *
---------------------------------------------------------------------------------------------
                 Large Circuit Breakers for Groups 42,43 and 47
---------------------------------------------------------------------------------------------
FE295    108312794      One position, 125 amp circuit breaker.                     *
---------------------------------------------------------------------------------------------
FE295    108312802      One position, 175 amp circuit breaker.                     *
---------------------------------------------------------------------------------------------
FE295    108312810      One position, 225 amp circuit breaker.                     *
---------------------------------------------------------------------------------------------
FE295    108312828      Two position, 300 amp circuit breaker.                     *
---------------------------------------------------------------------------------------------
FE295    108312836      Two position, 400 amp circuit breaker.                     *
---------------------------------------------------------------------------------------------
FE295    108312844      Three position, 500 amp circuit breaker.                   *
---------------------------------------------------------------------------------------------
FE295    108312851      Three position, 600 amp circuit breaker.                   *
---------------------------------------------------------------------------------------------
             Plug-In Circuit Breakers for Groups 40, 41, 45 and 46
---------------------------------------------------------------------------------------------
FF020    407098417      One position, 3 amp circuit breaker.                       *
---------------------------------------------------------------------------------------------
FF022    407098425      One position, 5 amp circuit breaker.                       *
---------------------------------------------------------------------------------------------
FF022    407098433      One position, 10 amp circuit breaker.                      *
---------------------------------------------------------------------------------------------
FF022    407098458      One position, 15 amp circuit breaker.                      *
---------------------------------------------------------------------------------------------
FF020    407098474      One position, 20 amp circuit breaker.                      *
---------------------------------------------------------------------------------------------
FF020    407098482      One position, 25 amp circuit breaker.                      *
---------------------------------------------------------------------------------------------
FF020    407098490      One position, 30 amp circuit breaker.                      *
---------------------------------------------------------------------------------------------

                             Galaxy Power Systems
                               Section 1 Page 3

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                             Galaxy Power Systems

---------------------------------------------------------------------------------------------
Mdse     List/Grp/                                                                  July 2000
Class    Comcode                     Description                                   List Price
---------------------------------------------------------------------------------------------
FF020    407245448      One position, 40 amp circuit breaker.                       *
---------------------------------------------------------------------------------------------
FF020    407098516      One position, 45 amp circuit breaker.                       *
---------------------------------------------------------------------------------------------
FF020    407098524      One position, 50 amp circuit breaker.                       *
---------------------------------------------------------------------------------------------
FF022    407098532      Two position, 60 amp circuit breaker.                       *
---------------------------------------------------------------------------------------------
FF020    407098540      Two position, 70 amp circuit breaker.                       *
---------------------------------------------------------------------------------------------
FF020    407098557      Two position, 80 amp circuit breaker.                       *
---------------------------------------------------------------------------------------------
FF020    407098565      Two position, 90 amp circuit breaker.                       *
---------------------------------------------------------------------------------------------
FF020    407098573      Two position, 100 amp circuit breaker.                      *
---------------------------------------------------------------------------------------------
                                Other Equipment
---------------------------------------------------------------------------------------------
FE295    108289760      Capacitor Charge Unit                                       *
---------------------------------------------------------------------------------------------
                       Recommended Spare Parts - Cabinet
---------------------------------------------------------------------------------------------
FF070    402328926      18 Amp GMT Alarm Fuse                                       *
---------------------------------------------------------------------------------------------
FF010    406530725      1-1/3 Amp Alarm Fuse                                        *
---------------------------------------------------------------------------------------------
FF040    405673161      1/2 Amp Alarm Fuse                                          *
---------------------------------------------------------------------------------------------
80231    406204230      3 amp alarm Fuse                                            *
---------------------------------------------------------------------------------------------
FE113    407227172      Alarm Lamp                                                  *
---------------------------------------------------------------------------------------------
FE288    847755378      Rectifier Fan Assembly                                      *
---------------------------------------------------------------------------------------------
FE270    107637688      BLJ1 Bay Board                                              *
---------------------------------------------------------------------------------------------
FE250    107900169      EBV2 Load Disconnect PWB                                    *
---------------------------------------------------------------------------------------------
FE270    107604076      BJN1 Battery Disconnect PWB                                 *
---------------------------------------------------------------------------------------------
                Recommended Spare Parts - Millennium Controller
---------------------------------------------------------------------------------------------
FE287    108029679      BSK1 Display Card.                                          *
---------------------------------------------------------------------------------------------
FE287    848194551      BSL2 Alarm Wire Punch Card.                                 *
---------------------------------------------------------------------------------------------
FE286    108029653      BSH1 Basic Control Card.                                    *
---------------------------------------------------------------------------------------------
FE286    108029661      BSJ1 Intelligent Card.                                      *
---------------------------------------------------------------------------------------------
FE287    108029695      BSM1 Modem Card.                                            *
---------------------------------------------------------------------------------------------
FE287    108163601      BSW1 Dataswitch Card.                                       *
---------------------------------------------------------------------------------------------
FF010    406530725      1-1/3 Amp Alarm Fuse.                                       *
---------------------------------------------------------------------------------------------
80231    406204230      3 amp alarm Fuse.                                           *
---------------------------------------------------------------------------------------------
FE611    406677880      Battery TI5101 for BSJ Card.                                *
---------------------------------------------------------------------------------------------
FE287    847950912      LCD Module Assembly for BSK Card.                           *
---------------------------------------------------------------------------------------------
                           Remote Peripheral Monitors
---------------------------------------------------------------------------------------------
                        Module Connecting Cable (specify length)
FF921    407377704      (price is per foot).                                        *
---------------------------------------------------------------------------------------------
FE270    847910221      Shunt Monitoring Module for (6) Shunts & (1) Temp.          *
---------------------------------------------------------------------------------------------
FE270    847910213      Voltage Monitoring Module for (6) 0-70 Vdc & (1) Temp       *
---------------------------------------------------------------------------------------------
FE287    108298431      Voltage Monitoring Module for (6) 0-3 Vdc & (1) Temp.       *
---------------------------------------------------------------------------------------------
FE287    108298498      Voltage Monitoring Module for (6) 0-16 Vdc & (1) Temp.      *
---------------------------------------------------------------------------------------------
FE287    108298449      (6) Binary Monitoring 5-200V.                               *
---------------------------------------------------------------------------------------------
FE287    108298456      (4) Control Relay 110 Vdc 0-3A Max.                         *
---------------------------------------------------------------------------------------------
                        Mounts up to 6 RPMS on top of bay. Replaces
FE287    848285854      standard facia cover.                                       *
---------------------------------------------------------------------------------------------
   Battery Slope Thermal Compensation for Galaxy Millenniun & SC controllers
---------------------------------------------------------------------------------------------
FE287    108298514      210E Battery Thermal Management Unit.                       *
---------------------------------------------------------------------------------------------
FF920    847900180      Power Cable for 201E Unit with In-Line Fuse.                *
---------------------------------------------------------------------------------------------
82761    405186339      Spare 0.5 Amp Fuse for 847900180 Power Cable.               *
---------------------------------------------------------------------------------------------
                        Paddle Probe for sliding between Batteires when they        *
FF515    847050010      are touching each other.
---------------------------------------------------------------------------------------------
                        0.25 inch Diameter Ring Terminal Probe for 12IR125
FF515    847494606      & Unigy Batteries.                                          *
---------------------------------------------------------------------------------------------
FE131    848194221      5/16 inch Diameter Ring Terminal Probe.                     *
---------------------------------------------------------------------------------------------
FE287    848202743      0.50 inch Diameter Ring Terminal Probe.                     *
---------------------------------------------------------------------------------------------

                             Galaxy Power Systems
                               Section 1 Page 4

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                             Galaxy Power Systems

---------------------------------------------------------------------------------------------
Mdse     List/Grp/                                                                  July 2000
Class    Comcode                     Description                                   List Price
---------------------------------------------------------------------------------------------
FE287    848152989      8 ft. cable to connect one probe to Millennium (A).         *
---------------------------------------------------------------------------------------------
FE611    847307410      10 ft cable to connect one probe to the BIC1 (B).           *
---------------------------------------------------------------------------------------------
FE295    848314563      16 ft. cable to connect one probe to the BIC1 (B).          *
---------------------------------------------------------------------------------------------
FE287    848153003      8 ft cable to connect 210E to Millennium (C).               *
---------------------------------------------------------------------------------------------
FE270    848302048      8 ft. cable to connect 210E to BIC1 (F).                    *
---------------------------------------------------------------------------------------------
FE172    847550175      9 ft. cable to connect probe to 210E (D)                    *
---------------------------------------------------------------------------------------------
FE172    847548468      17.5 ft. cable to connect probe to 210E (D).                *
---------------------------------------------------------------------------------------------
                        Battery Reserve Thermal Probe & 85 ft. of wire
FE270    108354390      for connecting to SC only (G).                              *
---------------------------------------------------------------------------------------------
                 H569-436 GPS 4812 -48V 1200 Amp Battery Plant
---------------------------------------------------------------------------------------------
           GPS4812 Standard Configurations - Full Height Initial Bay,
                         All Options Factory Installed
---------------------------------------------------------------------------------------------
                        H569-436 G5, G14,G77F, G85F, (5) G52A, (2)G90
                        600 Amp, -48V full height system e/w Galaxy Millennium
                        Controller, 3 rectifier shelves (terminal strip input
                        connections), 1000A shunt only (5) 10 position 1-60A
FE286     108597261     fuse panel, (2) 6 inch blank panel.                         *
---------------------------------------------------------------------------------------------
                        H569-436 G5 e/w G14, G77F, G30, (3) G41B, G40B
                        600 Amp, -48V full height ystem e/w Galaxy Millennium
                        Controller; (3) rectifier shelves (terminal strip
                        inputconnections); (1) LVBD; Two 500A contactors & two
                        1000A shunt, (3) 21 position 1-100A circuit breaker
                        panel & return; (1) 13 position 1-100A circuit breaker
FE286     108341348     panel & return.                                             *
---------------------------------------------------------------------------------------------
                        H569-436 G5 e/w G15, G77F, G85F, (3) G41B
                        600 Amp -48V full height system e/w Galaxy Millennium
                        Controller w/Intelligence; (3) rectifier shelves
                        (terminal strip input connections); (1) 1000A shunt
                        only battery panel; (3) 21 position, 1-100A circuit
FE286     108687716     breaker panel & return.                                     *
---------------------------------------------------------------------------------------------
                        H569-436 G5 e/w G15, G77F, G85F, (2) G41B
                        600 Amp, -48V full height system e/w Galaxy Millennium
                        Controller w/Intelligence; (3) rectifier shelves
                        (terminal strip input connections); (1) 1000A shunt
                        only; (2) 21 position, 1-100A circuit breaker panel &
FE286     108688284     return.                                                     *
---------------------------------------------------------------------------------------------
                        H569-436 G-5, G14, G77F, G85F, G44B
                        600 Amp -48V full height system e/w Galaxy Millennium
                        controller; (3) rectifier shelves (terminal strip input
                        connection); (1) 1000A shunt only; (1) 5 position
FE286     108319641     125-600A circuit breaker panel & return.                    *
---------------------------------------------------------------------------------------------
                        H569-436 G-5, G14, G77F, G85F, G44B, G41B
                        600 Amp -48V full height system e/w Galaxy Millennium
                        Controller; (3) rectifier shelves (terminal strip input
                        connection); (1) 1000A shunt only; (1) 21 position
                        1-100A circuit breaker panel & return; (1) 5 position
FE286     108319658     125-600A circuit breaker panel.                             *
---------------------------------------------------------------------------------------------
                        H569-436 G5, G15, G30, (3) G40B, G41B, G42B,G 77F
                        600 Amp -48V full height system e/w Galaxy Millennium
                        Controller w/Intelligence; (1) LVBD; two 500A contactor
                        & two 1000A shunts; 3 rectifier shelves (terminal strip
                        input connection); (1) 21 position, 1-100A circuit
                        breaker panel; (3) 13 position 1-100A circuit breaker
FE286     108410309     panel; (1) 3 position 125-600A circuit breaker panel.       *
---------------------------------------------------------------------------------------------

                             Galaxy Power Systems
                               Section 1 Page 5

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                             Galaxy Power Systems

---------------------------------------------------------------------------------------------
Mdse     List/Grp/                                                                  July 2000
Class    Comcode                     Description                                   List Price
---------------------------------------------------------------------------------------------
                        H569-436 G5, G15, (3) G41C, G72F, G80
                        600 Amp -48V full height system e/w Galaxy Millennium
                        Controller w/Intelligence; (3) rectifier shelves (AC
                        input circuit breaker); (10 LVBD; One 1200A contactor,
                        Two DIN NH3 fuses and two 600A shunts; (3) 21 position
FE286     108445859     1-100A circuit breaker panel e/LVLD & return.               *
---------------------------------------------------------------------------------------------
                        H569-436 G5 e/w G15, G72F, G80, (2) G41C
                        600 Amp -48V full height system e/w Galaxy Millennium
                        Controller w/Intelligence; (3) rectifier shelves (AC
                        input circuit breaker); (1) LVBD: One 1200A contactor,
                        two DIN NH3 fuses & two 600A shunts; (2) 21 position
FE286     108666207     1-100A circuit breaker panel w/LVLD & return.               *
---------------------------------------------------------------------------------------------
                        H569-436 G5 e/w G14, G78F, G85F, G40B, (3) G41B
                        800 Amp -48V full height system e/w Galaxy Millennium
                        controller; (4) rectifier shelves (terminal strip input
                        connection); (1) 1000A shunt only; (1) 13 position
                        1-100A circuit breaker panel; (3) 21 position 1-100A
FE286     108319666     circuit breaker panel & return.                             *
---------------------------------------------------------------------------------------------
                        H569-436 G5 e/w G15, G77F, G85F
                        600 Amp -48V full height system e/w Galaxy Millenniun
                        Controller w/Intelligence; (3) rectifier shelves
FE286     108785890     (terminal strip input connections); 1000A shunt only.       *
---------------------------------------------------------------------------------------------
                        H569-436 G5 e/w G15, G78F, G30, (3) G40B, G42B
                        800 Amp -48V full height system e/w Galaxy Millennium
                        Controller w/Intelligence; (4) rectifier shelves
                        (terminal strip input connections); (1) LVBD; two 500A
                        contactors & two 1000A shunts; (1) 3 position 125-600A
                        circuit breaker panel & return; (3) 13 position 1-100A
FE286     108410317     circuit breaker panel & return.                             *
---------------------------------------------------------------------------------------------
    GPS4812 Basic -48V Power Cabinets - Full Height (No Distribution Panels)
---------------------------------------------------------------------------------------------
                        H569-436 G5 e/w G14, G72F, G31
                        600 Amp, -48V full height system e/w Basic Millennium
                        Controller, 12 AC circuit breakers, 3 rectifier shelves
FE286     108469719     and 1200A LVBD contactor.                                   *
---------------------------------------------------------------------------------------------
                        H569-436 G5 e/w G14, G77F, G31
                        600 Amp, -48V full height system e/w Basic Millennium
                        Controller, Terminal Strip connections, (3) rectifier
FE286     108561846     shelves and 1200A LVBD contactor.                           *
---------------------------------------------------------------------------------------------
                        H569-436 G5 e/w G16F, G72F, G31
                        600 Amp, -48V full height system without controller as
                        supplemental bay e/w (12) AC circuit breakers, (3)
FE286     108469735     rectifier shelves and 1200A LVBD contactor.                 *
---------------------------------------------------------------------------------------------
                        H569-436 G6 e/w G14, G71H, G36H
                        400A, -48V 40" half-height system e/w Basic Millennium
                        Controller, (8) AC circuit breakers, (2) rectifier
FE286     108469727     shelves and 800A LVBD contactor.                            *
---------------------------------------------------------------------------------------------
                        H569-436 G6 e/w G14, G76H, G36H
                        400 Amp, -48V 40" half-height system e/w Basic
                        Millennium Controller, Terminal Strip connections, (2)
FE286      108561473    rectifier shelves and 800A LVBD contactor.                  *
---------------------------------------------------------------------------------------------
         GPS4812 Standard Configurations - Full Height Supplemental Bay
                                (no controller)
                         All Options Factory Installed
---------------------------------------------------------------------------------------------
                        H569-436 G5 e/w G16F, G77F, G85F, (3) G41B
                        600 Amp, -48V full height system e/w (3) rectifier
                        shelves (terminal strip input connection); (1) 1000A
                        shunt only battery panel; (3) 21 position 1-100A
FE286    108687708      circuit breaker panel & return.                             *
---------------------------------------------------------------------------------------------

                             Galaxy Power Systems
                               Section 1 Page 6

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                             Galaxy Power Systems

---------------------------------------------------------------------------------------------
Mdse     List/Grp/                                                                  July 2000
Class    Comcode                     Description                                   List Price
---------------------------------------------------------------------------------------------
                        H569-436 G5 e/w G16F, G77F, G33F, G43A, (3) G90, G92
                        600 Amp -48V full height system e/w (3) rectifier
                        shelves (terminal strip input connections); No Battery
                        Panel; 91) 6 position 125-600A circuit breaker panel;
FE286    108615956      (3) 6 inch blank panel; (1) 12 inch blank panel.            *
---------------------------------------------------------------------------------------------
                        H569-436 G5 e/w G16F, G77F, G30, (2) G40B, G41B, G42B,
                        G90
                        600 Amp -48V full height system e/w (3) rectifier
                        shelves (terminal strip input connections); (1) LVBD;
                        two 500A contactors & two 1000A shunts; (2) 13
                        positrion 1-100A circuit breaker panel & return; (1) 21
                        position 1-100A circuit breaker panel & return; (1) 3
                        position 125-600A circuit breaker panel & return; (1) 6
FE286    108410341      inch blank panel.                                           *
---------------------------------------------------------------------------------------------
                        H569-436 G5 e/w G16F, G72F, (2) G40B, G44B
                        600 Amp -48V full height system e/w (3) rectifier
                        shelves (AC input circuit breaker), (2) 13 position
                        1-100A circuit breaker panel; (1) 5 position 125-600A
FE286     108685645     panel & return.                                             *
---------------------------------------------------------------------------------------------
                        H569-436 G5 e/w G16F, G77F, G85F
                        600 Amp, -48V full height system e/w (3) rectifier
                        shelves (terminal strip input connections); 1000A shunt
FE286     108785874     only                                                        *
---------------------------------------------------------------------------------------------
                        H569-436 G5 e/w G16F, G28, G33F, (5) G52A, (2) G90
                        Full height -48V no amps cabinet e/w no controller, no
                        rectifier shelves, distribution only bay. No battery
                        panel, (5) 10 position 1-60A fuse panel, (2) 6 inch
FE286     108597279     blank panel.                                                *
---------------------------------------------------------------------------------------------
           GPS4812 Standard Configurations - Half Height Initial Bay,
                         All Options Factory Installed
---------------------------------------------------------------------------------------------
                        H569-436 G6 e/w G15, G74H, G36H, (2) G41B
                        400 Amp -48V half height system e/w Galaxy Millennium
                        Controller w/Intelligence; (2) rectivier shelves (AC
                        input circuit breaker); (1) LVBD; One 800A contactor &
                        600A shunt; (2) 21 position 1-100A circuit breaker
FE286     108736638     panel & return.                                             *
---------------------------------------------------------------------------------------------
                        H569-436 G6 e/w G17, G76H, G84H, (2) G41B
                        400 Amp -48V half height system e/w Galaxy Vector
                        controller; (2) rectifier shelves (terminal strip input
                        connection); (1) 600A shunt only; (2) 21 position
FE286     108743709     1-100A circuit breaker panel & return.                      *
---------------------------------------------------------------------------------------------
                        H569-436 G6, G15, G53B, G71H, G84H
                        400 Amp -48V half height system e/w Galaxy Millennium
                        Controller w/Intelligence; (2) rectifier shelves (AC
                        input circuit breaker); (1) 600A shunt only; (1) 2
FE286    108445867      position 100-600A fuse panel                                *
---------------------------------------------------------------------------------------------
                        H569-436 G-9, G14, G71H, G36H, (2) G41B
                        400 Amp -48V half height system on stand for 12IR125
                        batteries, e/w Galaxy Millennium Controller; (2)
                        rectifier shelves (AC input circuit breaker); (1) LVBD;
                        One 800A contactor & 600A shunt; (2) 21 position 1-100A
FE286    108319674      circuit breaker panel & return.                             *
---------------------------------------------------------------------------------------------
                  GPS4812 Distribution Options (Field Install)
---------------------------------------------------------------------------------------------
FE282      G-40B        Six inch Distribution KS circuit breaker panel assembly
         108783945      with return bus, 1-100A, 13 positions                       *
---------------------------------------------------------------------------------------------
FE282      G-41B        Nine inch DC Distribution KS circuit breaker panel
         108794264      assembly with return bus, 1-100A, 21 positions.             *
---------------------------------------------------------------------------------------------
FE282      G42B         Six inch DC Distribution KS circuit breaker panel
         108659574      assembly with return bus, 125-600A, 3 positions.            *
---------------------------------------------------------------------------------------------
FE282      G-43B        Twelve inch DC Distribution KS circuit breaker panel
         108783952      assembly with return bus, 125-600A, 6 positions.            *
---------------------------------------------------------------------------------------------

                             Galaxy Power Systems
                               Section 1 Page 7

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                             Galaxy Power Systems

---------------------------------------------------------------------------------------------
Mdse     List/Grp/                                                                  July 2000
Class    Comcode                     Description                                   List Price
---------------------------------------------------------------------------------------------
FE282      G-45B        Six inch DC Distribution LMLK circuit breaker panel
         108639717      assembly with return bus, 1-150A, 10 positions.             *
---------------------------------------------------------------------------------------------
                           Galaxy Millennium Options
---------------------------------------------------------------------------------------------
                        Intelligent control card kit (to upgrade G-14 to G-15
FE287    108284662      in the field).                                              *
---------------------------------------------------------------------------------------------
FE287    108284639      Modem card kit (requires intelligent card).                 *
---------------------------------------------------------------------------------------------
FE287    108284605      Dataswitch card kit (requires intelligent card).            *
---------------------------------------------------------------------------------------------
FE287    848183323      External modem connection kit.                              *
---------------------------------------------------------------------------------------------
FE287    108029687      BSL1 Alarm Wire Wrap Card                                   *
---------------------------------------------------------------------------------------------
                        External auxiliary port connection kit (requires
FE287    848183307      intelligent card).                                          *
---------------------------------------------------------------------------------------------
FE287    108265422      External additional dataswitch extension kit.               *
---------------------------------------------------------------------------------------------
FE282    108473067      Galaxy GatewayBasic Kit for Millennium Controller           *
---------------------------------------------------------------------------------------------
        Remote Peripheral Modules for Galaxy Millennium Controller only.
                           Requires intelligent card.
---------------------------------------------------------------------------------------------
                        Connecting cable for RPMs (length must be specified)
FF921    407377704      Price is per ft.                                            *
---------------------------------------------------------------------------------------------
                        Shunt monitoring module for (6) shunts and (1) temp
FE270    108469461      (221F)                                                      *
---------------------------------------------------------------------------------------------
                        Voltage monitoring module for (6) 0-70Vdc & (1) TEMP
FE270    108469503      (221C)                                                      *
---------------------------------------------------------------------------------------------
                        Voltage monitoring module for (6) 0-3 Vdc and (1)
FE287    108298431      temp.                                                       *
---------------------------------------------------------------------------------------------
FE287    108298498      Voltage monitoring module for (6) 0-16 Vdc and (1) temp.    *
---------------------------------------------------------------------------------------------
                        Voltage monitoring module for (6) 0-200Vdc and (1)
FE270    108469479      temp (221D)                                                 *
---------------------------------------------------------------------------------------------
FE270    108469495      Module for (6) transducers (221J)                           *
---------------------------------------------------------------------------------------------
FE287    108298449      Module for (6) binary 5-200V.                               *
---------------------------------------------------------------------------------------------
FE287    108298456      Module for (3) control relays (100 Vdc/0.3A max)            *
---------------------------------------------------------------------------------------------
FE270    108274242      Temperature monitoring module for up to 7 points (223T)     *
---------------------------------------------------------------------------------------------
                        Thermistor for temp channel on voltage, shunt, &
FZ780    407209808      temperature monitoring modules                              *
---------------------------------------------------------------------------------------------
FE282    847917879      1/2" diameter ring terminal probe                           *
---------------------------------------------------------------------------------------------
FE611    847307410      10' cable to connect one probe to the 223T.                 *
---------------------------------------------------------------------------------------------
FE284    848285854      Mounts up to 6 RPMs on top of bay. Replace standard
                        facia cover.                                                *
---------------------------------------------------------------------------------------------
       Battery Slope Thermal Compensation Equipment for Galaxy Millennium
                             and Vector Controllers
---------------------------------------------------------------------------------------------
FE287    108298514      210E Battery Thermal Management Unit.                       *
---------------------------------------------------------------------------------------------
FF920    847900180      Power Cable for 201E Unit with In-Line Fuse.                *
---------------------------------------------------------------------------------------------
82761    405186339      Spare 0.5 Amp Fuse for 847900180 Power Cable.               *
---------------------------------------------------------------------------------------------
                        Paddle Probe for sliding between Batteires when they
FF515    847050010      are touching each other.                                    *
---------------------------------------------------------------------------------------------
                        0.25 inch Diameter Ring Terminal Probe for 12IR125 &
FF515    847494606      Unigy Batteries.                                            *
---------------------------------------------------------------------------------------------
FE131    848194221      5/16 inch Diameter Ring Terminal Probe.                     *
---------------------------------------------------------------------------------------------
FE287    848202743      0.50 inch Diameter Ring Terminal Probe.                     *
---------------------------------------------------------------------------------------------
FE287    848152989      8 ft. cable to connect one probe to Millennium (A).         *
---------------------------------------------------------------------------------------------
FE611    847307410      10 ft cable to connect one probe to the BIC1 (B).           *
---------------------------------------------------------------------------------------------
FE295    848314563      16 ft. cable to connect one probe to the BIC1 (B).          *
---------------------------------------------------------------------------------------------
FE287    848153003      8 ft cable to connect 210E to Millennium (C).               *
---------------------------------------------------------------------------------------------
FE270    848302048      8 ft. cable to connect 210E to BIC1 (F).                    *
---------------------------------------------------------------------------------------------
FE172    847550175      9 ft. cable to connect probe to 210E (D)                    *
---------------------------------------------------------------------------------------------
FE172    847548468      17.5 ft. cable to connect probe to 210E (D).                *
---------------------------------------------------------------------------------------------
                        Battery Reserve Thermal Probe & 85 ft. of wire for
FE270    108354390      connecting to SC only (G).                                  *
---------------------------------------------------------------------------------------------
                             Switch Mode Rectifiers
---------------------------------------------------------------------------------------------
FE290    107598120      596A 48 Vdc, 50 amp rectifier (input 200/240Vac)            *
---------------------------------------------------------------------------------------------

                             Galaxy Power Systems
                               Section 1 Page 8

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                             Galaxy Power Systems

---------------------------------------------------------------------------------------------
Mdse     List/Grp/                                                                  July 2000
Class    Comcode                     Description                                   List Price
---------------------------------------------------------------------------------------------
                        Batteries and Accessories
---------------------------------------------------------------------------------------------
                        One 12IR125 battery (4 are required for one string);
FF520    407155399      8 strings fit on one G-9 stand).                            *
---------------------------------------------------------------------------------------------
                        One 12IR125 battery string disconnect switch assembly
FE287    108298464      (one per shelf/one per two battery strings).                *
---------------------------------------------------------------------------------------------
                        Additional stand for 12IR125 batteries. Used with G-6
FF522    108298506      or G-9.                                                     *
---------------------------------------------------------------------------------------------
                        One module of Unigy II 1A-85-51L batteries (24 modules
FF861    407531953      are required for one string). Used with G-10.               *
---------------------------------------------------------------------------------------------
                        One module of Unigy II 3A-85-33L batteries (8 modules
FF861    407531474      are required for one string). Used with G-10.               *
---------------------------------------------------------------------------------------------
                        One module of Unigy II 3A-85-33S batteries (8 modules
FF861    407531466      are required for one string). Used with G-10.               *
---------------------------------------------------------------------------------------------
                        One module of Unigy II 3A-75-27L batteries (8 modules
FF861    407531912      are required for one string. Used with G-10.                *
---------------------------------------------------------------------------------------------
                        One module of Unigy II 3A-75-23L batteries (8 modules
FF861    407531888      are required for one string). Used with G-10.               *
---------------------------------------------------------------------------------------------
                        One module of Unigy II 3A-75-17S batteries (8 modules are
FF861    407531854      required for one string). Used with G-10.                   *
---------------------------------------------------------------------------------------------
 Unigy II Battery Interface Kit for Field Mounting an Existing Half-Height Cabinet.
                         Kit includes Mounting Plate.
---------------------------------------------------------------------------------------------
                        Kit to mount half height cabinet on Unigy II 75AH-15,
FE282    848352035      29, 31                                                      *
---------------------------------------------------------------------------------------------
                        Kit to mount half height cabinet on Unigy II 75AH-9, 17,
FF050    848412276      19                                                          *
---------------------------------------------------------------------------------------------
                        Kit to mount half height cabinet on Unigy II 75AH-11,
FF050    848412284      21, 23                                                      *
---------------------------------------------------------------------------------------------
                        Kit to mount half height cabinet on Unigy II 75AH-13,
FF050    848412292      25, 27                                                      *
---------------------------------------------------------------------------------------------
FF050    848412300      Kit to mount half height cabinet on Unigy II 85AH-33        *
---------------------------------------------------------------------------------------------
              Plug-In Circuit Breakers for G-40 & 41 series Panels
---------------------------------------------------------------------------------------------
FF020    407098417      One position, 3 amp circuit breaker.                        *
---------------------------------------------------------------------------------------------
FF022    407098425      One position, 5 amp circuit breaker.                        *
---------------------------------------------------------------------------------------------
FF022    407098433      One position, 10 amp circuit breaker.                       *
---------------------------------------------------------------------------------------------
FF022    407098458      One position, 15 amp circuit breaker.                       *
---------------------------------------------------------------------------------------------
FF020    407098474      One position, 20 amp circuit breaker.                       *
---------------------------------------------------------------------------------------------
FF020    407098482      One position, 25 amp circuit breaker.                       *
---------------------------------------------------------------------------------------------
FF020    407098490      One position, 30 amp circuit breaker.                       *
---------------------------------------------------------------------------------------------
FF020    407245448      One position, 40 amp circuit breaker.                       *
---------------------------------------------------------------------------------------------
FF020    407098516      One position, 45 amp circuit breaker. *                     *
---------------------------------------------------------------------------------------------
FF020    407098524      One position, 50 amp circuit breaker. *                     *
---------------------------------------------------------------------------------------------
FF022    407098532      Two position, 60 amp circuit breaker.                       *
---------------------------------------------------------------------------------------------
FF020    407098540      Two position, 70 amp circuit breaker.                       *
---------------------------------------------------------------------------------------------
FF020    407098557      Two position, 80 amp circuit breaker.                       *
---------------------------------------------------------------------------------------------
FF020    407098565      Two position, 90 amp circuit breaker. *                     *
---------------------------------------------------------------------------------------------
FF020    407098573      Two position, 100 amp circuit breaker. *                    *
---------------------------------------------------------------------------------------------
           *Use only in ambient environments up to 40 degrees C max.
---------------------------------------------------------------------------------------------
             Large Circuit Breakers for Groups 42, 43, & 44 Panels
---------------------------------------------------------------------------------------------
FE287    108312794      Single position breaker, 125 amps.                          *
---------------------------------------------------------------------------------------------
FE287    108312802      Single position breaker, 175 amps.                          *
---------------------------------------------------------------------------------------------
FE287    108312810      Single position breaker, 225 amps.                          *
---------------------------------------------------------------------------------------------
FE295    108312828      Two position breaker, 300 amps. (Min. wire ga. (2) 4/0*)    *
---------------------------------------------------------------------------------------------
FE295    108312836      Two position breaker, 400 amps. (Min. wire ga. (2) 4/0*)    *
---------------------------------------------------------------------------------------------
FE295    108312844      Three position breaker, 500 amps. (Min. wire ga. (2) 4/0*)  *
---------------------------------------------------------------------------------------------

                             Galaxy Power Systems
                               Section 1 Page 9

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                             Galaxy Power Systems

---------------------------------------------------------------------------------------------
Mdse     List/Grp/                                                                  July 2000
Class    Comcode                     Description                                   List Price
---------------------------------------------------------------------------------------------
FE295    108312851      Three position breaker, 600 amps. (Min. wire ga. (3) 4/0*)  *
---------------------------------------------------------------------------------------------
  * Wires must be the same length & terminated at a common point at each end.
---------------------------------------------------------------------------------------------
                 Plug-In Bullet Style Circuit Breakers for G-45
---------------------------------------------------------------------------------------------
FF050    407998137      One position 3 amp circuit breaker.                         *
---------------------------------------------------------------------------------------------
FE145    407998145      One position 5 amp circuit breaker.                         *
---------------------------------------------------------------------------------------------
FE145    407998152      One position 10 amp circuit breaker.                        *
---------------------------------------------------------------------------------------------
FF050    407998160      One position 15 amp circuit breaker.                        *
---------------------------------------------------------------------------------------------
FE145    407998178      One position 16 amp circuit breaker.                        *
---------------------------------------------------------------------------------------------
FE145    407998186      One position 20 amp circuit breaker.                        *
---------------------------------------------------------------------------------------------
FE145    407998194      One position 25 amp circuit breaker.                        *
---------------------------------------------------------------------------------------------
FE145    407998202      One position 30 amp circuit breaker.                        *
---------------------------------------------------------------------------------------------
FE145    407998210      One position 45 amp circuit breaker.                        *
---------------------------------------------------------------------------------------------
FF050    407998228      One position 50 amp circuit breaker.                        *
---------------------------------------------------------------------------------------------
FE145    407998236      One position 60 amp circuit breaker.                        *
---------------------------------------------------------------------------------------------
FF050    407998244      One position 70 amp circuit breaker.                        *
---------------------------------------------------------------------------------------------
FE145    407998251      One position 80 amp circuit breaker.                        *
---------------------------------------------------------------------------------------------
FE145    407998269      One position 90 amp circuit breaker.                        *
---------------------------------------------------------------------------------------------
FE145    407998277      One position 100 amp circuit breaker.                       *
---------------------------------------------------------------------------------------------
FF050    408185353      One position 125 amp circuit breaker.                       *
---------------------------------------------------------------------------------------------
FE282    408185346      One position 150 amp circuit breaker.                       *
---------------------------------------------------------------------------------------------
     One Position, Plug-In Fuses for Groups 50 and 51 (Min. wire gauge =10)
---------------------------------------------------------------------------------------------
FE126    407006329      5 amp fuse                                                  *
---------------------------------------------------------------------------------------------
FZ790    407006337      10 amp fuse                                                 *
---------------------------------------------------------------------------------------------
FZ790    407006345      15 amp fuse                                                 *
---------------------------------------------------------------------------------------------
FZ790    407006352      20 amp fuse                                                 *
---------------------------------------------------------------------------------------------
FZ772    407006360      25 amp fuse                                                 *
---------------------------------------------------------------------------------------------
FZ772    407006378      30 amp fuse                                                 *
---------------------------------------------------------------------------------------------
              Note: Internal cabinet temperature is 15 degrees C over room ambient.
                                 Derate fuse size accordingly.
---------------------------------------------------------------------------------------------
                               Recommended Spare Parts - Cabinet
---------------------------------------------------------------------------------------------
FF070    402328926      18 Amp GMT Alarm Fuse                                       *
---------------------------------------------------------------------------------------------
FF010    406530725      1-1/3 Amp Alarm Fuse                                        *
---------------------------------------------------------------------------------------------
FF040    405673161      1/2 Amp Alarm Fuse                                          *
---------------------------------------------------------------------------------------------
80231    406204230      3 amp alarm Fuse                                            *
---------------------------------------------------------------------------------------------
FE113    407227172      Alarm Lamp                                                  *
---------------------------------------------------------------------------------------------
FE288    847755378      Rectifier Fan Assembly                                      *
---------------------------------------------------------------------------------------------
FE270    107637688      BLJ1 Bay Board                                              *
---------------------------------------------------------------------------------------------
FE250    107900169      EBV2 Load Disconnect PWB                                    *
---------------------------------------------------------------------------------------------
FE270    107604076      BJN1 Battery Disconnect PWB                                 *
---------------------------------------------------------------------------------------------
                     Recommended Spare Parts - Millennium Controller
---------------------------------------------------------------------------------------------
FE287    108029679      BSK1 Display Card.                                          *
---------------------------------------------------------------------------------------------
FE287    848194551      BSL2 Alarm Wire Punch Card.                                 *
---------------------------------------------------------------------------------------------
FE286    108029653      BSH1 Basic Control Card.                                    *
---------------------------------------------------------------------------------------------
FE286    108029661      BSJ1 Intelligent Card.                                      *
---------------------------------------------------------------------------------------------
FE287    108029695      BSM1 Modem Card.                                            *
---------------------------------------------------------------------------------------------
FE287    108163601      BSW1 Dataswitch Card.                                       *
---------------------------------------------------------------------------------------------
FF010    406530725      1-1/3 Amp Alarm Fuse.                                       *
---------------------------------------------------------------------------------------------
80231    406204230      3 amp alarm Fuse.                                           *
---------------------------------------------------------------------------------------------
FE611    406677880      Battery TI5101 for BSJ Card.                                *
---------------------------------------------------------------------------------------------
FE287    847950912      LCD Module Assembly for BSK Card.                           *
---------------------------------------------------------------------------------------------
FE282    108340100      Gateway board (EBW1)                                        *
---------------------------------------------------------------------------------------------

                             Galaxy Power Systems
                               Section 1 Page 10

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                             Galaxy Power Systems

---------------------------------------------------------------------------------------------
Mdse     List/Grp/                                                                  July 2000
Class    Comcode                     Description                                   List Price
---------------------------------------------------------------------------------------------
                  Recommended Spare Parts - Vector Controller
---------------------------------------------------------------------------------------------
FE286    108259615      BIC3 Board                                                  *
---------------------------------------------------------------------------------------------
FE287    848284782      Vector Display                                              *
---------------------------------------------------------------------------------------------
                        H569-437 GPS 2424 +24V 2400 Amp Battery Plant
---------------------------------------------------------------------------------------------
                   GPS2424 Standard Configurations - Full Height Initial Bay
                                (All Options Factory Installed)
---------------------------------------------------------------------------------------------
                        H569-437 G5 e/w G14, G77F, G31, (4) G41B
                        1200 Amp, +24V full height system e/w Galaxy Millennium
                        Controller; (1) LVBD; One 1200A contactor & 1500A shunt; (3)
                        rectifier shelves (terminal strip input connections); (4)21
FE287    108319625      position 1-100A circuit breaker panel & return.             *
---------------------------------------------------------------------------------------------
                        H569-437 G5 e/w G14, G77F, G31, 848523296
                        1200A, +24V full height system, factory wired w/AC
                        input terminal strip, (3) rectifier shelves, Galaxy
                        Millennium controller; 1200A LVBD contactor, (4) Load
                        Return Bus Bars, one 210E multiplexor, two #6AWG frame
                        ground lugs, a #2 AWG, 12 ft. Central Office Ground
FE287    108739483      wire w/terminal lugs, & a Central Office Alarm Cable.       *
---------------------------------------------------------------------------------------------
                        H569-437 G5 e/w G17, G77F, G31, 848475307
                        1200A, +24V full height system, factory wired w/AC
                        input terminal strip, (3) rectifier shelves, Galaxy
                        Vector Controller, 1200A LVBD contactor, (3) Load
                        Return Bus Bars, two #6AWG fram ground lugs, a #2 AWG,
                        12 ft. Central Office Ground wire w/terminal lugs, & a
FE287    108660879      Central Office Alarm Cable.                                 *
---------------------------------------------------------------------------------------------
         GPS2424 Power Cabinet Configurations (no distribution panels)
---------------------------------------------------------------------------------------------
                        H569-437 G5 e/w G14, G72F, G31
                        1200A, +24V full height system e/w Basic Millennium
                        Controller, AC circuit breakers, 3 rectifier shelves &
FE287    108469701      1200A LBVD contactor                                        *
---------------------------------------------------------------------------------------------
                        H569-437 G5 e/w G14, G77F, G31
                        1200A, +24V full height system e/w Basic Millennium
                        Controller, Terminal Strip Connection, 3 rectifier
FE287    108561853      shelves & 1200A LVBD contactor.                             *
---------------------------------------------------------------------------------------------
                        H569-437 G5 e/w G17, G77F, G31
                        1200A, +24V full height system e/w Vector Controller,
                        Terminal Strip connections, 3 rectifier shwlves
FE287    108561481      &1200A LVBD Contactor.                                      *
---------------------------------------------------------------------------------------------
                        H569-437 G6 e/w G14, G71H, H36H
                        800A, +24V half height system e/w Basic Millennium
                        Controller, 8 AC circuit breakers, 2 rectifier shelves
FE287    108469685      and 800A LVBD contactor.                                    *
---------------------------------------------------------------------------------------------
                        H569-437 G6 e/w G14, G76H, G36H
                        800A, +24V half height system e/w Basic Millennium
                        controller, Terminal Strip connection, 2 rectifier
FE287    108561861      shelves and 800A LVBD contactor.                            *
---------------------------------------------------------------------------------------------
                        H569-437 G6 e/w G17, G71H, H36H
                        800A, +24V half height system e/w Vector Controller,
                        terminal strip connection, 2 rectifier shelves, 800A
FE287    108787300      LVBD contactor.                                             *
---------------------------------------------------------------------------------------------
                        H569-437 G6 e/w G17, G76H, G36H
                        800A, +24V half height system e/w Vector Controller,
                        terminal strip connections, 2 rectifier shelves, and
FE287    108561929      800A LVBD contactor.                                        *
---------------------------------------------------------------------------------------------
           GPS2424 Standard Configurations - Half Height Initial Bay
                        (All Options Factory Installed)
---------------------------------------------------------------------------------------------
                        H569-437 G6 e/w G14, G76H, G36H, 848523312
---------------------------------------------------------------------------------------------

                             Galaxy Power Systems
                               Section 1 Page 11

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                             Galaxy Power Systems

---------------------------------------------------------------------------------------------
Mdse     List/Grp/                                                                  July 2000
Class    Comcode                     Description                                   List Price
---------------------------------------------------------------------------------------------
                        800A +24V half height system, factory wired w/AC input
                        terminal strip, (2) rectifier shelves, Galaxy
                        Millennium controller, 800A LVBD contactor;
                        two Load Return Bus Bars, one 210E multiplexor; two
                        #6AWG frame ground lugs; a #2 AWG 12 ft. Central Office
                        Ground wire w/terminal lugs, & a Central Office Alarm
FE287    108739491      Cable.                                                      *
---------------------------------------------------------------------------------------------
                        H569-437 G6 e/w G17, G76H, G36H, G41C, G91
                        800A, +24V half height system e/w Galaxy Vector
                        Controller; 2 rectifier shelves (terminal strip input
                        connections); (1) LVBD, One 800A contactor & 1000A
                        shunt; (2) 21 position 1-100A circuit breaker panel
FE287    108590464      & return.                                                   *
---------------------------------------------------------------------------------------------
                        H569-437 G9 e/w G14, G76H, G36H, (2) G41B
                        800A, +24V half height system on stand for 12IR125
                        Batteries e/w Galaxy Millennium Controller, 2 rectifier
                        shelves (terminal strip input connections); (1) LVBD;
                        One 800A contactor & 1000A shunt; (2) 21 position
FE287    108319633      1-100A circuit breaker panel & return.                      *
---------------------------------------------------------------------------------------------
                        H569-437 G9 e/w G14, G71H, G36H, G41C, G91
                        800A, +24V half height system on stand for 12IR125
                        Batteries e/w Galaxy Millennium Controller, 2 rectifier
                        shelves (AC input circuit breaker); (1) LVBD; One 800A
                        contactor & 1000A shunt; (1) 21 position 1-100A circuit
FE287    108485889      breaker panel w/LVLD & return; (1) 9 inch blank panel..     *
---------------------------------------------------------------------------------------------
                        H569-437 G9 e/w G15, G71H, G36H, G41C, G91
                        800A, +24V half height system on stand for 12IR125
                        Batteries e/w Galaxy Millennium Controller
                        w/Intelligence; 2 rectifier shelves (AC input circuit
                        breaker); (1) LVBD, One 800A contactor & 1000A shunt;
                        (1) 21 position 1-100A circuit breaker w/LVLD & return;
FE287    108402587      (1) 9 inch blank panel.                                     *
---------------------------------------------------------------------------------------------
                        H569-437 G10 e/w G15, G76H, G36H, (2) G41B
                        800A, +24V half height system w/Bracket for mounting on
                        Unigy Batteries; e/w Galaxy Millennium Controller
                        w/Intelligence; 2 rectifier shelves (terminal strip
                        input connections); (1) LVBD; One 800A contactor &
                        1000A shunt; (2) 21 position 1-100A circuit breaker
FE287    108456740      panel & return.                                             *
---------------------------------------------------------------------------------------------
                        H569-437 G10 e/w G15, G76H, G36H, (2)G41C
                        800 Amp, +24V half height system with bracket for
                        mounting on Unigy Batteires; e/w Galaxy Millennium
                        Controller w/Intelligence; (2) rectifier shelves
                        (terminal strip input connections); (1) LVBD; One 800A
                        contactor & 1000A shunt; (2) 21 position 1-100A circuit
FE287    108406588      breaker panel w/LVLD & return.                              *
---------------------------------------------------------------------------------------------
                        H569-437 G205 e/w G17, G76H, G36H, 848314548
                        800A, +24V half height system mounted on top of Low
                        Provile IR125 Battery Stand, factory wired w/AC input
                        terminal strip; (2) rectifier shelves, Galaxy Vector
                        Controller, 800A LVBD contactor, (2) battery disconnect
                        switches; (2) Load Return Bus Bars, (4) thermal probes,
                        (2) #6 AWG frame ground lugs, a #2 AWG, 12 ft. Central
                        Office Ground wire w/terminal lugs, & a Central Office
FE287    108531658      Alarm Cable.                                                *
---------------------------------------------------------------------------------------------
                  GPS2424 Distribution Options (Field Install)
---------------------------------------------------------------------------------------------
                        Six inch DC distribution KS Circuit Breaker Panel
FE282     G-40A         Assembly, w/o Return Bus Bar. 13 positions for 1-100A
        108571092       circuit breakers.                                           *
---------------------------------------------------------------------------------------------
FE282     G-40B         Six inch DC distribution KS Circuit Breaker Panel Assembly,
        108783960       w/Return Bus Bar. 13 positions for 1-100A circuit breakers. *
---------------------------------------------------------------------------------------------

                             Galaxy Power Systems
                               Section 1 Page 12

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                             Galaxy Power Systems

---------------------------------------------------------------------------------------------
Mdse     List/Grp/                                                                  July 2000
Class    Comcode                     Description                                   List Price
---------------------------------------------------------------------------------------------
FE282     G-41A         Nine inch DC Distribution KS Circuit Breaker Panel Assembly,
        108580226       w/o Return Bus Bar. 21 positions for 1-100A circuit breakers. *
---------------------------------------------------------------------------------------------
                        Nine inch DC Distribution KS Circuit Breaker Panel
FE282     G-41B         Assembly, w/Return Bus Bar. 21 positions for 1-100A
        108571076       circuit breakers.                                             *
---------------------------------------------------------------------------------------------
FE282     G-42B         Six inch DC Distribution KS Circuit Breaker Panel Assembly
        108783978       w/Return Bus. 3 positions for 125-600A circuit breakers.      *
---------------------------------------------------------------------------------------------
FE282     G-43B         Twelve inch DC Distribution KS Circuit Breaker Panel Assembly
        108783986       w/Return Bus. 6 positions for 125-600A circuit breakers.      *
---------------------------------------------------------------------------------------------
FE282     G-45A         Six inch DC Distribution LMLK Circuit Breaker Panel Assembly
        108651506       w/o Return Bus Bar. 10 positions for 1-150A circuit breakers. *
---------------------------------------------------------------------------------------------
FE282     G-45B         Six inch DC Distribution LMLK Circuit Breaker Panel Assembly
        108634098       w/Return Bus Bar. 10 positions for 1-150A circuit breakers.   *
---------------------------------------------------------------------------------------------
                         Type Rectifiers and Converters
---------------------------------------------------------------------------------------------
FE287   848233862       Kit to field convert AC circuit breaker input from
                        PH/PH to PH/N                                                *
---------------------------------------------------------------------------------------------
FE291   108687765       596B4 24VDC/100A Rectifier (200-240V input)                  *
---------------------------------------------------------------------------------------------
FE282   108171547       24/48VDC 597A Converter Carrier with DIN Circuit Breaker
                        Distribution.                                                *
---------------------------------------------------------------------------------------------
FE287   108271974       24/48VDC 597B Converter Carrier with GMT type fuses.         *
---------------------------------------------------------------------------------------------
FE282   108171554       24/48VDC 3A 47A Converter Module (MAX 4 cards per carrier)   *
---------------------------------------------------------------------------------------------
FF960   848183422       Cable to interconnect two Converter Carriers.                *
---------------------------------------------------------------------------------------------
FE282   848253654       14AWG cable to connect one converter carrier to ground bus   *
---------------------------------------------------------------------------------------------
                           Galaxy Millennium Options
---------------------------------------------------------------------------------------------
FE287   108284647       Intelligent Field Upgrade Kit. (to Upgrade G14 To G15 in
                        Field)                                                       *
---------------------------------------------------------------------------------------------
FE287   108284639       Internal modem upgrade kit.                                  *
---------------------------------------------------------------------------------------------
FE287   108284605       Dataswitch card kit with ports 1, 2, 3. (requires
                        intelligent card).                                           *
---------------------------------------------------------------------------------------------
FE287   848183323       External Modem Connection Kit. (used whdn Lucent modem
                        108284639 is not specified).                                 *
---------------------------------------------------------------------------------------------
FE287   848183307       External Auxiliary Port Connection Kit. (requires
                        intelligent card).                                           *
---------------------------------------------------------------------------------------------
FE287   108265422       External additional dataswitch card extension kit with
                        ports 4, 5, 6. (requires Dataswitch card).                   *
---------------------------------------------------------------------------------------------
FE287   108029687       BSL1 Alarm Wire Wrap Card. (BSL2 wire punch card provided).  *
---------------------------------------------------------------------------------------------
FE282   108473067       Galaxy Gateway basic Kit for Millennium Controller.          *
---------------------------------------------------------------------------------------------
         Remote Peripheral Modules for use with Galaxy Millennium only.
                           Requires intelligent card.
---------------------------------------------------------------------------------------------
FF921   407377704       Connecting cable for RPMs. (length to be specified)
                        (price is per ft.)                                           *
---------------------------------------------------------------------------------------------
FE270   108469461       Shunt monitoring module for (6) shunts and (1) temp (221F).  *
---------------------------------------------------------------------------------------------
FE270   847910213       0-60Vdc Monitoring and (1) Temp (includes 20' of
                        connecting cable)                                            *
---------------------------------------------------------------------------------------------
FE287   108298431       0-3Vdc Monitoring and (1) Temp                               *
---------------------------------------------------------------------------------------------
FE287   108298498       0-16Vdc Monitoring and (1) Temp                              *
---------------------------------------------------------------------------------------------
FE287   108298449       Binary Module 5-200V                                         *
---------------------------------------------------------------------------------------------
FE287   108298456       Control Relay 110V DC 0.3A Max.                              *
---------------------------------------------------------------------------------------------
FE270   108274242       Temperature monitoring module for up to 7 points (223T)      *
---------------------------------------------------------------------------------------------
FZ780   407209808       Thermistor for temp channel on voltage, shunt & temperature
                        monitoring modules.                                          *
---------------------------------------------------------------------------------------------
FE282   847917879       1/2" Diameter Ring Terminal Probe.                           *
---------------------------------------------------------------------------------------------
FE611   847307410       10 ft. cable to connect one probe to the 223T.               *
---------------------------------------------------------------------------------------------
FE284   848285854       Mounts up to 6 RPMs on top of bay. Replace standard
                        facia cover.                                                 *
---------------------------------------------------------------------------------------------
                        Galaxy Vector Controller Options
---------------------------------------------------------------------------------------------
FE282   848457271       Vector modem kit. Includes 2400 baud modem board, mounting
                        bracket, cable to BLJ3, and installation instructions.       *
---------------------------------------------------------------------------------------------
*Vector must be hardware series 1:3 or higher, and the software (IC27) must ber version 2.0 or higher.
---------------------------------------------------------------------------------------------

                             Galaxy Power Systems
                               Section 1 Page 13

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                             Galaxy Power Systems

---------------------------------------------------------------------------------------------
Mdse     List/Grp/                                                                  July 2000
Class    Comcode                     Description                                   List Price
---------------------------------------------------------------------------------------------
       Battery Slope Thermal Compensation Equipment for Galaxy Millennium
                             and Vector Controllers
---------------------------------------------------------------------------------------------
FE287    108298514      210E Battery Thermal Management Unit. Max 8 temp probes
                        per unit. Includes a power cable w/o an in-line fuse.        *
---------------------------------------------------------------------------------------------
FF920    847900180      Power Cable for 210E Unit with In-Line Fuse                  *
---------------------------------------------------------------------------------------------
82671    405186339      Spare 0.5 Amp Fuse for 847900180 Power Cable                 *
---------------------------------------------------------------------------------------------
FF515    847050010      Paddle probe for sliding between batteries when they
                        are touching each other.                                     *
---------------------------------------------------------------------------------------------
FF515    847494606      Ring Terminal Probe 0.25 inches in diameter for 12IR125
                        and UNIGY batteries.                                         *
---------------------------------------------------------------------------------------------
FE131    848194221      Ring Terminal Probe, 5/16 inch in diameter.                  *
---------------------------------------------------------------------------------------------
FE287    848202743      Ring Terminal Probe, 1/2 inch in diameter.                   *
---------------------------------------------------------------------------------------------
FE287    848152989      8' Cable to connect one probe to Millennium Controller.
                        Includes paddle probe 847050010.                             *
---------------------------------------------------------------------------------------------
FE611    847307410      10'  Cable to Connect One Probe to the BIC7 or Vector.       *
---------------------------------------------------------------------------------------------
FE295    848314563      16' cable to Connect One Probe to the BIC or Vector.         *
---------------------------------------------------------------------------------------------
FE287    848153003      8' Cable to connect one 210E to Millennium Controller        *
---------------------------------------------------------------------------------------------
FE270    848302048      8' cable to connect 210E to BIC7 or Vector.                  *
---------------------------------------------------------------------------------------------
FE172    847550175      9' Cable to connect probe to 210E.                           *
---------------------------------------------------------------------------------------------
FE172    847548468      17.5" Cable to connect probe to 210E.                        *
---------------------------------------------------------------------------------------------
                           Batteries and Accessories
---------------------------------------------------------------------------------------------
FF520    407155399      One 12IR125 battery (4 are required for one string); 8
                        strings fit on one G-9 stand).                               *
---------------------------------------------------------------------------------------------
FE287    108298464      One 12IR125 battery string disconnect switch assembly
                        (one per shelf/one per two battery strings).                 *
---------------------------------------------------------------------------------------------
FF522    108298506      Additional stand for 12IR125 batteries. Used with G-6 or
                        G-9.                                                         *
---------------------------------------------------------------------------------------------
FF861    407531953      One module of Unigy II 1A-85-51L batteries (24 modules are
                        required for one string). Used with G-10.                    *
---------------------------------------------------------------------------------------------
FF861    407531474      One module of Unigy II 3A-85-33L batteries (8 modules are
                        required for one string). Used with G-10.                    *
---------------------------------------------------------------------------------------------
FF861    407531466      One module of Unigy II 3A-85-33S batteries (8 modules are
                        required for one string). Used with G-10.                    *
---------------------------------------------------------------------------------------------
FF861    407531912      One module of Unigy II 3A-75-27L batteries (8 modules are
                        required for one string. Used with G-10.                     *
---------------------------------------------------------------------------------------------
FF861    407531888      One module of Unigy II 3A-75-23L batteries (8 modules are
                        required for one string). Used with G-10.                    *
---------------------------------------------------------------------------------------------
FF861    407531854      One module of Unigy II 3A-75-17S batteries (8 modules are
                        required for one string). Used with G-10.                    *
---------------------------------------------------------------------------------------------
 Unigy II Battery Interface Kit for Field Mounting an Existing Half-Height Cabinet.
                         Kit includes Mounting Plate.
---------------------------------------------------------------------------------------------
FE282    848352035      Kit to mount half height cabinet on Unigy II 75AH-15, 29,
                        31                                                           *
---------------------------------------------------------------------------------------------
FF050    848412276      Kit to mount half height cabinet on Unigy II 75AH-9, 17,
                        19                                                           *
---------------------------------------------------------------------------------------------
FF050    848412284      Kit to mount half height cabinet on Unigy II 75AH-11, 21,
                        23                                                           *
---------------------------------------------------------------------------------------------
FF050    848412292      Kit to mount half height cabinet on Unigy II 75AH-13, 25,
                        27                                                           *
---------------------------------------------------------------------------------------------
FF050    848412300      Kit to mount half height cabinet on Unigy II 85AH-33         *
---------------------------------------------------------------------------------------------
                               European Batteries
---------------------------------------------------------------------------------------------
FE287    108292137      One European Battery String Disconnect Switch Assembly
                        (One Per String). Mounts on Battery Stand. Used to
                        Disconnect Batteries During Maintenance.                     *
---------------------------------------------------------------------------------------------

                             Galaxy Power Systems
                               Section 1 Page 14

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                             Galaxy Power Systems

---------------------------------------------------------------------------------------------
Mdse     List/Grp/                                                                  July 2000
Class    Comcode                     Description                                   List Price
---------------------------------------------------------------------------------------------
FE287    848162962      Stand for European Batteries                                 *
---------------------------------------------------------------------------------------------
                       Recommended Spare Parts - Cabinet
---------------------------------------------------------------------------------------------
FF070    402328926      18 Amp GMT Alarm Fuse                                        *
---------------------------------------------------------------------------------------------
FF010    406530725      1-1/3 Amp Alarm Fuse                                         *
---------------------------------------------------------------------------------------------
FF040    405673161      0.5 Amp Alarm Fuse                                           *
---------------------------------------------------------------------------------------------
82610    406421032      2 amp alarm Fuse                                             *
---------------------------------------------------------------------------------------------
FE287    407226836      Alarm Lamp                                                   *
---------------------------------------------------------------------------------------------
FE287    848262622      BLJ3 terminal board card                                     *
---------------------------------------------------------------------------------------------
FE284    408229318      Wire insertion tool for BLJ3                                 *
---------------------------------------------------------------------------------------------
FE287    108409343      BIC7 bay interface card                                      *
---------------------------------------------------------------------------------------------
FE287    108173782      BIC2 bay interface card                                      *
---------------------------------------------------------------------------------------------
FE287    108045485      EBV3 load disconnect card                                    *
---------------------------------------------------------------------------------------------
FE270    107782583      BJN2 battery disconnect card                                 *
---------------------------------------------------------------------------------------------
             Recommended Spare Parts - Galaxy Millennium Controller
---------------------------------------------------------------------------------------------
FE287    108029679      Display Card (BSK1)                                          *
---------------------------------------------------------------------------------------------
FE287    848194551      Alarm Wire Punch Crd (BSL2)                                  *
---------------------------------------------------------------------------------------------
FE287    108204397      Basic control Crd (BSH2)                                     *
---------------------------------------------------------------------------------------------
FE287    108204405      Intelligent Card (BSJ2)                                      *
---------------------------------------------------------------------------------------------
FE287    108029695      Modem Card BSM1)                                             *
---------------------------------------------------------------------------------------------
FE287    108163601      Data Switch Card (BSW1)                                      *
---------------------------------------------------------------------------------------------
FF010    406530725      1-1/3 Amp Fuse                                               *
---------------------------------------------------------------------------------------------
80321    406204230      3 Amp Fuse                                                   *
---------------------------------------------------------------------------------------------
FE611    406677880      TLS101 Battery for BSJ Card.                                 *
---------------------------------------------------------------------------------------------
FE287    847950912      LCD Module Assembly for BSK Card.                            *
---------------------------------------------------------------------------------------------
FE282    108340100      Gateway Board (EBW1)                                         *
---------------------------------------------------------------------------------------------
               Recommended Spare Parts - Galaxy Vector Controller
---------------------------------------------------------------------------------------------
FE287    108173782      BIC2 Board                                                   *
---------------------------------------------------------------------------------------------
FE287    848284782      Vector Display                                               *
---------------------------------------------------------------------------------------------
                              Recommended Rectifier Spare Parts
---------------------------------------------------------------------------------------------
FE287    407840792      Rectifier Fan Assembly                                       *
---------------------------------------------------------------------------------------------
FE291    108687765      596B4 24V/100A rectifier (208/240Vac input).                 *
---------------------------------------------------------------------------------------------
                              Recommended Converter Spare Parts
---------------------------------------------------------------------------------------------
FE287    108171554      24/48V 47 Amp converter card.                                *
---------------------------------------------------------------------------------------------
FE282    108171562      128 Amp CIC card.                                            *
---------------------------------------------------------------------------------------------
FE287    848190054      Fan Assembly                                                 *
---------------------------------------------------------------------------------------------
                Recommended Spare Parts - Millennium Controller
---------------------------------------------------------------------------------------------
FE287    108029679      BSK1 Display Card.                                           *
---------------------------------------------------------------------------------------------
FE287    848194551      BSL2 Alarm Wire Punch Card.                                  *
---------------------------------------------------------------------------------------------
FE286    108204397      BSH2 Basic Control Card.                                     *
---------------------------------------------------------------------------------------------
FE286    108204405      BSJ2 Intelligent Card.                                       *
---------------------------------------------------------------------------------------------
FE287    108029695      BSM1 Modem Card.                                             *
---------------------------------------------------------------------------------------------
FE287    108163601      BSW1 Dataswitch Card.                                        *
---------------------------------------------------------------------------------------------
FF010    406530725      1-1/3 Amp Alarm Fuse.                                        *
---------------------------------------------------------------------------------------------
80231    406204230      3 amp alarm Fuse.                                            *
---------------------------------------------------------------------------------------------
FE611    406677880      Battery TI5101 for BSJ Card.                                 *
---------------------------------------------------------------------------------------------
FE287    847950912      LCD Module Assembly for BSK Card.                            *
---------------------------------------------------------------------------------------------

                             Galaxy Power Systems
                               Section 1 Page 15

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            Power Systems Price Book
                                   July 2000
                               CPS Power Systems
***

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
                  H569-422 Frame Mounted CPS with Distribution
-----------------------------------------------------------------------------------------
               CPS 4048 Full Height Standard Frame Configurations
-----------------------------------------------------------------------------------------
FE178    601788821      H569-422 G-1, 12, 15, A                                     *
-----------------------------------------------------------------------------------------
FE178    601795230      H569-422 G-1, 15, A, 5A                                     *
-----------------------------------------------------------------------------------------
FE178    601795057      H569-422 G-1, 15, A, 9A                                     *
-----------------------------------------------------------------------------------------
FE178    601807456      H569-422 G-1, 15, 2 G-32, A, 5A                             *
-----------------------------------------------------------------------------------------
FE178    601827496      H569-422 G-1, 16, 2 G-32, 5A                                *
-----------------------------------------------------------------------------------------
FE178    108550872      H569-422 G-1, 7A, 16, 2 G-32                                *
-----------------------------------------------------------------------------------------
FE178    108601337      H569-422 G-1, 9A, 13, 16, B                                 *
-----------------------------------------------------------------------------------------
FE178    108077728      H569-422 G-1, 16, 5A                                        *
-----------------------------------------------------------------------------------------
FE178    108527060      H569-422 G-1, 5A, 15, !, 31                                 *
-----------------------------------------------------------------------------------------
FE178    108633108      H569-422 G-1, 5A, A, 4 G-32                                 *
-----------------------------------------------------------------------------------------
   Configurations using 42 inch frame for mounting on top of a Battery Stand
-----------------------------------------------------------------------------------------
FE178    108511643      H569-422 G-2, 9A, 16                                        *
-----------------------------------------------------------------------------------------
FE178    107994725      H569-422 G-2, 9A, 13, 15, A, B                              *
-----------------------------------------------------------------------------------------
FE178    601863970      H569-422 G-2, 15, A, 9A                                     *
-----------------------------------------------------------------------------------------
FE178    601794829      H569-422 G-2, 15, 33, A, 8A                                 *
-----------------------------------------------------------------------------------------
FE178    601819931      H569-422 G-2, 15, 33, A, 9A                                 *
-----------------------------------------------------------------------------------------
FE178    601819550      H569-422 G-2, 3, 12, 15, A                                  *
-----------------------------------------------------------------------------------------
FE178    601813090      H569-422 G-2, 3, 15, A, 5A                                  *
-----------------------------------------------------------------------------------------
FE178    601822109      H569-422 G-2, 3, 15, A, 8A                                  *
-----------------------------------------------------------------------------------------
FE178    601822513      H569-422 G-2, 3, 16, 5A                                     *
-----------------------------------------------------------------------------------------
FE178    601795255      H569-422 G-2, 4, 15, A, 5A                                  *
-----------------------------------------------------------------------------------------
FE178    108724949      H569-422 G-2, 33, 16, 8A, 10, B                             *
-----------------------------------------------------------------------------------------
FE178    601932247      H569-422 G-15, A                                            *
-----------------------------------------------------------------------------------------
   Configurations using 38 inch frame for mounting on top of a Battery Stand
-----------------------------------------------------------------------------------------
FE178    108542267      H569-422 G-50, 15, 10, 8A, A, B                             *
-----------------------------------------------------------------------------------------
FE178    108610643      H569-422 G-50, 5A, 16, 33                                   *
-----------------------------------------------------------------------------------------
FE178    108589391      H569-422 G-50, 7A, 16, 33                                   *
-----------------------------------------------------------------------------------------
FE178    108728312      H569-422 G-50, 33, 15, 10, 5A, A, B                         *
-----------------------------------------------------------------------------------------
FE178    601863830      H569-422 G-50, 10, 12, 15, 33, A, B                         *
-----------------------------------------------------------------------------------------
FE178    601876014      H569-422 G-50, 10, 16, 33, B, 8A                            *
-----------------------------------------------------------------------------------------
FE178    108772187      H569-422 G-50, 8A, 15, 33, A                                *
-----------------------------------------------------------------------------------------
FE178    108766676      H569-422 G-50, 5A, 15, A, 33                                *
-----------------------------------------------------------------------------------------
         The Following Descriptions are Provided for Information Only.
                       They cannot be ordered separately.
-----------------------------------------------------------------------------------------
                              Electronic Framework
-----------------------------------------------------------------------------------------
FE178    G-1            7' high seismic network bay frame.
-----------------------------------------------------------------------------------------
FE178    G-2            42-inch high frame suitable for mounting on top of a
                        battery stand such as Group 3 or 4.
-----------------------------------------------------------------------------------------
FE178    G-50           38 inch-high frame suitable for mounting on top of a
                        battery stand such as G-33.
-----------------------------------------------------------------------------------------

                               CPS Power Systems
                               Section 2 Page 16

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            Power Systems Price Book
                                   July 2000
                               CPS Power Systems

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                                List Price
-----------------------------------------------------------------------------------------
                               VR Battery Stands
-----------------------------------------------------------------------------------------
FE178    G-3            Equipment required with Group 2 for a 42-inch high
                        4-shelf battery stand for 2-cell-type batteries
                        (2VR250E or 4VR125EL). Includes earthquake bracing for
                        zone 4 applications.
-----------------------------------------------------------------------------------------
FE178    G-4            Required with Group 2 for a 42-inch high 4-shelf
                        battery stand for 3-cell-type batteries (2VR375E).
                        Includes earthquake bracing for zone 4 applications.
-----------------------------------------------------------------------------------------
FE178    G-5A           Replaces G-5 & 6. Configuration suitable for
                        single-shelf plant. Provides slope-compensation thermal
                        battery management feature. Input: five 100-240 Vac
                        plugs which separately power each equipment slot.
                        Output 1: -48Vdc, 63 Amps max (rectifiers). Output 2:
                        100VA redundant max (ringing).
-----------------------------------------------------------------------------------------
FE178    G-7A           Configuration suitable for single-shelf plant. Provides
                        slope-compensation thermal battery management feature.
                        Input: One 200-240 Vac conduit feed which powers all
                        equipment slots. Output 1: -48 Vdc, 63 Amps max
                        (rectifiers). Output 2: 100VA redundant max (ringing).
                        LVD rating: 100A.
-----------------------------------------------------------------------------------------
                                     One AC Input
-----------------------------------------------------------------------------------------
FE178    G-8A           Configuration suitable for single-shelf plant or as the
                        initial shelf in a dual-shelf plant. Provides slope-
                        compensation thermal battery management feature. Input:
                        5, 100-240 Vac plugs which separately power each
                        equipment slot. Output 1: -48Vdc, 63 Amps max
                        rectifiers. Output 2: 100VA redundant max (ringing).
                        LVD contactor rating: 150A.
-----------------------------------------------------------------------------------------
FE178    G-9A           Configuration suitable for single-shelf plant or as the
                        initial shelf in a dual-shelf plant. Provides thermal
                        battery management feature. Input: One 200-240 Vac
                        conduit feed which powers all equipment slots. Output
                        1: -48Vdc, 63 amps max (rectifiers). Output 2: 100VA
                        redundant max (ringing). LVD contactor rating: 150 A.
-----------------------------------------------------------------------------------------
FE178    G-10           Configuration suitable for supplementary shelf in a
                        dual-shelf plant (does not include LVD. Input: five
                        100-240V ac plugs which separately power each equipment
                        slot. Output 1: -48 Vdc, 63 amps max (rectifiers).
                        Output 2: 100VA redundant max (ringing).
-----------------------------------------------------------------------------------------
FE178    G-11           Configuration suitable for supplementary shelf in a
                        dual-shelf plant, or for a single-shelf plant where LVD
                        is not required. Input: One 200-240 V ac conduit feed
                        which powers all equipment slots. Output 1: -48Vdc, 63
                        Amps max (rectifiers). Output 2: 100VA redundant max
                        (ringing).
-----------------------------------------------------------------------------------------
FE178    G-12           Configuration suitable for single-shelf plant where LVD
                        is not required. Input: Five 100-240V ac plugs which
                        separately power each equipment slot. Output 1: -48V
                        dc, 63 Amps max (rectifiers). Output 2: 100VA redundant
                        max (ringing).
-----------------------------------------------------------------------------------------
FE178   G-13            Configuration suitable for supplementary shelf in a
                        dual-shelf plant. Input: One 200-240 Vac conduit feed
                        which powers all equipment slots. Output 1: -48 Vdc, 53
                        Amps max (Rectifiers). Output 2: 100 VA redundant max
                        (ringing).
-----------------------------------------------------------------------------------------

                               CPS Power Systems
                               Section 2 Page 17

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            Power Systems Price Book
                                   July 2000
                               CPS Power Systems

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
------------------------------------------------------------------------------------------
                              Distribution Panels
------------------------------------------------------------------------------------------
FE178    G-15           Distribution Panel with 22 positions for plug-in style
                        circuit breakers and/or fuses from 0-50A each.
------------------------------------------------------------------------------------------
FE178    G-16           Distribution panel with 11 positions for 0-50 Amp
                        plug-in style circuit breakers or fuse holders for DC
                        loads, 6 positions for 0-10 Amp fuses for DC loads, and
                        6 positions for 0-5 Amp fuses for AC (ringing) loads.
                        Includes cables needed to connect panel to a CPS shelf.
------------------------------------------------------------------------------------------
                             IR Battery Trays/Stand
------------------------------------------------------------------------------------------
FE178    G-31           Equipment with Group 1 for one tray to hold two IR30C
                        Battery Strings. No seismic qualification.
------------------------------------------------------------------------------------------
FE178    G-32           Equipment with Group 1 for one tray to hold two IR40C
                        Battery Strings or two 12IR125 Batteries. No seismic
                        qualification.
------------------------------------------------------------------------------------------
FE178    G-33           Equipment with Group 2 for a 44.6-inch high, 4-shelf
                        battery stand for four strings of 12IR125 Batteries.
                        Qualified for zone 4 applications.
------------------------------------------------------------------------------------------
                                    Wiring
------------------------------------------------------------------------------------------
FE178    G-A            Equipment & wiring required with G-15 to interconnect
                        distribution panel in position 1 & a CPS shelf in
                        position 2. One must be ordered for each single or
                        dual-shelf application which uses a distribution panel.
------------------------------------------------------------------------------------------
FE178    G-B            Equipment & wiring required with G-8A or 9A to
                        interconnect a supplemental CPS shelf in position 2 and
                        an initial CPS shelf in position 3. Group B must be
                        ordered for each dual-shelf application.
------------------------------------------------------------------------------------------
FE178    G-AB           Equipment required with G-50 to mount frame on absolyte
                        battery stand.
------------------------------------------------------------------------------------------
                              CPS Plug-In Modules
------------------------------------------------------------------------------------------
FE174   108286055       ES660C 48V, 15A Rectifier                                   *
------------------------------------------------------------------------------------------
FE177   108344490       ES648A Monitor & Control Unit                               *
------------------------------------------------------------------------------------------
FE177   108344508       ES648B Monitor & Control Unit                               *
------------------------------------------------------------------------------------------
FE177   108344516       ES648C Monitor & Control Unit                               *
------------------------------------------------------------------------------------------
FE177   108344524       ES648BZ Monitor & Control Unit                              *
------------------------------------------------------------------------------------------
FE177   107335069       ES647 ACU (Alarm Control Unit)                              *
------------------------------------------------------------------------------------------
FE173   107266397       ES610 Distribution Module                                   *
------------------------------------------------------------------------------------------
FE173   107502825       ES611 Distribution Module                                   *
------------------------------------------------------------------------------------------
FE173   107966616       ES613 Distribution Module                                   *
------------------------------------------------------------------------------------------
FE177   107128563       ES680 48/130V, 4A Converter                                 *
------------------------------------------------------------------------------------------
FE163   107128571       ES681 48/24V, 25A, Converter                                *
------------------------------------------------------------------------------------------
FP526   108407909       100VA, 80V, 25 Hz Ringing Generator                         *
------------------------------------------------------------------------------------------
FP526   108541517       100VA, 100V, 20 Hz Ringing Generator                        *
------------------------------------------------------------------------------------------
FE177   108274044       BSP2 LVD Thermal control PWB with slope compensation.       *
                        (Included shelves that contain LVDS).
------------------------------------------------------------------------------------------
FE172   847244100       DC Fan Cradle Assembly                                      *
------------------------------------------------------------------------------------------

                               CPS Power Systems
                               Section 2 Page 18

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            Power Systems Price Book
                                   July 2000
                               CPS Power Systems

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
                H569-424 24V Frame Mounted CPS with Distribution
-----------------------------------------------------------------------------------------
            CPS 4024 (H569-424) Full Height Standard Configurations
-----------------------------------------------------------------------------------------
FE131    601828676      H569-424 G-1, 7, 8, B, C                                    *
-----------------------------------------------------------------------------------------
FE131    601908767      H569-424 G-1, 7, 8, 16, B, C                                *
-----------------------------------------------------------------------------------------
FE131    601913064      H569-424 G-1, 7, 8, 17, E, G, H                             *
-----------------------------------------------------------------------------------------
FE131    601911209      H569-424 G-1, 9, 15, A                                      *
-----------------------------------------------------------------------------------------
FE131    108043381      H569-424 G-1, 7, 8, 17, E, G, H, Z2                         *
-----------------------------------------------------------------------------------------
FE131    601828825      H569-424 G-1, 11, 12, 16, B, C                              *
-----------------------------------------------------------------------------------------
       Standard Configurations using 42 inch frame for mounting on top of
                                 Battery Stand
-----------------------------------------------------------------------------------------
FE131    601821853      H569-424 G-2, 4, 11, 16, C                                  *
-----------------------------------------------------------------------------------------
FE131    601818909      H569-424 G-2, 6, 15, A                                      *
-----------------------------------------------------------------------------------------
FE131    601822380      H569-424 G-2, 4, 11, 12, 17, E, F                           *
-----------------------------------------------------------------------------------------
       Standard Configurations using 38 inch frame for mounting on top of
                                 Battery Stand
-----------------------------------------------------------------------------------------
FE131    601876006      H569-424 G-52, 8, 15, A, B                                  *
-----------------------------------------------------------------------------------------
FE131    107977134      H569-424 G-52, 11, 17, 34, BC, E, H, Z1                     *
-----------------------------------------------------------------------------------------
FE131    108512096      H569-424 G-52, 11, 12, 17, 34, BC, BD, E, G, Z1, Z2         *
-----------------------------------------------------------------------------------------
FE131    107977514      H569-424 G-52, 11, 17, 34, E, AA, Z1, H                     *
-----------------------------------------------------------------------------------------
FE131    108013665      H569-424 G-52, 11, 12, 17, 34, E, G, Z1, Z2, BC             *
-----------------------------------------------------------------------------------------
FE131    108606054      H569-424 G-52, 34, 17, 11, E, BC, Z1                        *
-----------------------------------------------------------------------------------------
                              Equipment for Growth
------------------------------------------- ---------------------------------------------
FE131    601832215      H569-424 G-12, G, Z2. Provides supplemental shelf &         *
                        connecting equipment.
-----------------------------------------------------------------------------------------
         The Following Descriptions are Provided for Information Only.
                       They cannot be ordered separately.
-----------------------------------------------------------------------------------------
                              Electronic Framework
-----------------------------------------------------------------------------------------
FE131    G-1            7'  high seismic Network Bay frame.
-----------------------------------------------------------------------------------------
FE131    G-2            42-inch high frame suitable for mounting on top of a
                        Battery Stand.
-----------------------------------------------------------------------------------------
FE131    G-52           39.25-inch high frame which creates a 7 foot plant when
                        mounted on top of a G-34 battery stand.
-----------------------------------------------------------------------------------------
FE131    G-53           42-inch frame which creates a 7 foot plant when mounted
                        on top of G-34 battery stand.
-----------------------------------------------------------------------------------------
                               VR Battery Stands
-----------------------------------------------------------------------------------------
FE131    G-3            Equipment required with G-2 for a 42 inch high, 4-shelf
                        battery stand for 2-cell type batteries (2VR250E and
                        4VR125EL. Qualified for zone 3 applications.
-----------------------------------------------------------------------------------------
FE131    G-4            Equipment with G-2 for a 42-inch high, 4-shelf Battery
                        Stand for 3-cell-type batteries (2VR375E). Qualified
                        for zone 3 applications.
-----------------------------------------------------------------------------------------

                               CPS Power Systems
                               Section 2 Page 19

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            Power Systems Price Book
                                   July 2000
                               CPS Power Systems

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
                               CPS Shelves
-----------------------------------------------------------------------------------------
FE131     G-5           Configuration suitable for single- or dual-shelf plant
                        where LVD is not required. Input: Five 100-240 Vac
                        plugs which separately power each equipment slot.
                        Output 1: +24Vdc, 135A max (rectifiers). Output 2:
                        -48Vdc, 48A max (converters).
-----------------------------------------------------------------------------------------
FE131     G-6           Configuration suitable for single-shelf plant. Input:
                        Five 100-240 Vac plugs which separately power each
                        equipment slot. Output 1: +24Vdc, 135A max
                        (rectifiers). Output 2: -48Vdc, 48A max (converters).
                        Low Voltage Disconnect contactor rating: 150
-----------------------------------------------------------------------------------------
FE131     G-7           Configuration suitable for single-shelf plant or as the
                        initial shelf in a dual-shelf plant. Input: Five 100-
                        240 Vac plugs which separately power each equipment
                        slot. Output 1: +24Vdc, 135A max (rectifiers). Output
                        2: -48Vdc, 48A max (Converters).
-----------------------------------------------------------------------------------------
FE131     G-8           Configuration suitable for supplementary shelf in a
                        dual-shelf plant. Input: Five 100-240 Vac conduit feed
                        which separately each power equipment slot. Output 1:
                        +24Vdc, 135 Amps max (rectifiers). Output 2: -48Vdc,
                        48A max (converters).
-----------------------------------------------------------------------------------------
FE131     G-9           Configuration suitable for single-or dual-shelf plant
                        where LVD is not required. Input: One 200-240 Vac plugs
                        which separately power each equipment slot. Output 1:
                        +24Vdc, 135 Amps max (rectifiers). Output 2: -48Vdc,
                        48A max (converters).
-----------------------------------------------------------------------------------------
FE131    G-10           Configuration suitable for single-shelf plant. Input:
                        One 200-240 Vac conduit feed which powers all equipment
                        slots. Output 1: +24Vdc, 135 Amps max (rectifiers).
                        Output 2: -48Vdc, 48 Amps max (converters). LVD
                        contactor rating: 150 Amps.
-----------------------------------------------------------------------------------------
FE131    G-11           Configuration suitable for single-shelf plant or as the
                        initial shelf in a dual-shelf plant. Input: One 200-
                        240 Vac conduit feed which powers all equipment slots.
                        Output 1: +24Vdc, 135 Amps max (rectifiers). Output 2:
                        -48Vdc, 48 Amps max (converters). Provides control
                        cable for external contactor.
-----------------------------------------------------------------------------------------
FE131    G-12           Configuration suitable for supplementary shelf in a
                        dual-shelf plant. Input: One 200-240 Vac conduit feed
                        which powers all equipment slots. Output 1: +24Vdc,
                        135A max (rectifiers). Output 2: -48Vdc, 48A
                        (converters). Provides control cable for external
                        contactor.
-----------------------------------------------------------------------------------------
FE131    G-13           Configuration suitable for 2nd supplementary shelf in a
                        three-shelf plant. Input: One 208/240 Vac conduit feed
                        which powers all equipment slots. Output 1: +24Vdc, 135
                        Amps max (rectifiers). Output 2: -48Vdc, 48 Amps max
                        (converters).
-----------------------------------------------------------------------------------------

                               CPS Power Systems
                               Section 2 Page 20

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            Power Systems Price Book
                                   July 2000
                               CPS Power Systems

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
                                 Battery Wiring
-----------------------------------------------------------------------------------------
FE131    G-AA           Equipment and wiring required to connect the 12IR125
                        Battery Strings in positions 1 & 2 (bottom shelf of
                        batteries) to the G-17 distribution panel w/o battery
                        disconnects. It comes factory wired with the cables tie
                        wrapped to the frame.
-----------------------------------------------------------------------------------------
FE131    G-AB           Equipment & wiring required to connect the 12IR125
                        battery strings in positions 3 & 4 (second shelf of
                        batteries) to the G-17 distribution panel without
                        battery disconnects. It comes factory wired with the
                        cables tie wrapped to the frame.
-----------------------------------------------------------------------------------------
FE131    G-BA           Equipment & wiring required to connect the 12IR125
                        battery strings in positions 1 & 2 (bottom shelf of
                        batteries) to the G-17 distribution panel with battery
                        disconnects. It comes factory mounted and wired with
                        cables tie wrapped to the frame.
-----------------------------------------------------------------------------------------
FE131    G-BB           Equipment & wiring required to connect the 12IR125
                        battery strings in positions 3 & 4 (second shelf of
                        batteries) to the G-17 distribution panel with battery
                        disconnects. It comes factory mounted & wired with
                        cables tie wrapped to the frame.
-----------------------------------------------------------------------------------------
FE131    G-BC           Equipment & wiring required to connect the 12IR125
                        Battery strings in positions 1 & 2 (the bottom shelf of
                        batteries) to the G-17 distribution panel with battery
                        disconnects. This Group comes factory mounted & wired
                        with cables tie wrapped to the frame. Battery
                        disconnect & cable for field wiring for two strings of
                        12IR125 Batteries are available separately. Can only be
                        ordered with G-34 Battery Stand.
-----------------------------------------------------------------------------------------
FE131    G-BD           Equipment & wiring required to connect the 12IR125
                        Battery strings in positions 3 & 4 (the second shelf of
                        Batteries) to the Group 17 Distribution Panel with
                        Battery Disconnects. This Group comes factory mounted
                        and wired with cables tie wrapped to the frame. Battery
                        Disconnect Switch and Cables for field wiring for two
                        strings of 12IR125 Batteries are available but not
                        included.
-----------------------------------------------------------------------------------------
FE131    G-CA           Equipment & wiring required to connect one 2VR375E
                        battery string in shelves 1 & 2 (bottom shelves of
                        batteries) to the G-17 distribution panel without
                        battery disconnects. It comes factory wired with the
                        cables tie wrapped to the frame.
-----------------------------------------------------------------------------------------
FE131    G-CB           Equipment & wiring required to connect one 2VR375E
                        battery string in shelves 3 & 4 (top shelves of
                        batteries to the G-17 distribution panel without
                        battery disconnects. It comes factory wired with cables
                        tie wrapped to the frame.
-----------------------------------------------------------------------------------------
FE131    G-DA           Equipment & wiring required to connect one 2VR375E
                        Battery string in shelves 1 & 2 (bottom shelves of
                        batteries) to the G-17 distribution panel with battery
                        disconnects. This group comes factory wired with the
                        cables tie wrapped to the frame.
-----------------------------------------------------------------------------------------
FE131    G-DB           Equipment & wiring required to connect one 2VR375E
                        battery string in shelves 3 & 4 (the top shelves of
                        batteries) to the G-17 distribution panel with battery
                        disconnects. It comes factory wired with cables tie
                        wrapped to the frame.
-----------------------------------------------------------------------------------------

                               CPS Power Systems
                               Section 2 Page 22

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            Power Systems Price Book
                                   July 2000
                               CPS Power Systems

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
                            Miscellaneous Equipment
-----------------------------------------------------------------------------------------
FE131    G-Z1           Equipment to provide one ES643 control unit, AC lugs &
                        office alarm wiring. ES643 alarm unit & BSP1 contactor
                        control board switch settings are different from
                        factory default can only be ordered with Groups 6, 7,
                        10 or 11.
-----------------------------------------------------------------------------------------
FE131    G-Z2           Equipment to provide AC lugs & interconnecting signal
                        wiring for a three shelf plant. Can only be ordered
                        with G-8 or 12.
-----------------------------------------------------------------------------------------
                              CPS Plug-In Modules
-----------------------------------------------------------------------------------------
FE177    108344490      ES648A Monitor & Control Unit                               *
-----------------------------------------------------------------------------------------
FE177    108344508      ES648B Monitor & Control Unit                               *
-----------------------------------------------------------------------------------------
FE177    108344516      ES648C Monitor & Control Unit                               *
-----------------------------------------------------------------------------------------
FE177    108344524      ES648BZ Monitor & Control Unit                              *
-----------------------------------------------------------------------------------------
FE180    107826760      ES612 -48V Distribution Module                              *
-----------------------------------------------------------------------------------------
FE180    107318941      ES643 +24V DC Input Alarm Control Unit                      *
-----------------------------------------------------------------------------------------
FE180    107335069      ES647 Alarm Control Unit (ACU)                              *
-----------------------------------------------------------------------------------------
FE180    107306045      ES682 +24/-48V Converter, 8.5 amps.                         *
-----------------------------------------------------------------------------------------
FE174    108286071      ES661C 24volt, 30 Amp rectifier                             *
-----------------------------------------------------------------------------------------
                        J85500N1 +24V CPS Battery Plant
-----------------------------------------------------------------------------------------
               CPS 4024 (J85500N1) Standard Shelf Configurations
-----------------------------------------------------------------------------------------
FE162    601798200      J85500N1 L-1, 21, 31                                        *
-----------------------------------------------------------------------------------------
FE162    601803794      J85500N1 L-1, 21, 36                                        *
-----------------------------------------------------------------------------------------
FE162    108622804      J85500N1 L-1, 21, 38                                        *
-----------------------------------------------------------------------------------------
FE162    601803802      J85500N1 L-1, 21, 37                                        *
-----------------------------------------------------------------------------------------
FE162    601808512      J85500N1, L-1, 23, 31                                       *
-----------------------------------------------------------------------------------------
FE162    601793763      J85500N1 L-1, 25, 31                                        *
-----------------------------------------------------------------------------------------
FE162    601795958      J85500N1 L-1, 25, 37                                        *
-----------------------------------------------------------------------------------------
FE162    601803828      J85500N1 L-1, 26, 31                                        *
-----------------------------------------------------------------------------------------
FE162    601787195      J85500N1 L-1, 26, 36                                        *
-----------------------------------------------------------------------------------------
FE162    601803836      J85500N1 L-1, 31, 37                                        *
-----------------------------------------------------------------------------------------
FE162    601803810      J85500N1 L-1, 31, 21B                                       *
-----------------------------------------------------------------------------------------
FE162    601795966      J85500N1 L-1, 31, 25B                                       *
-----------------------------------------------------------------------------------------
FE162    601803844      J85500N1 L-1, 31, 26B                                       *
-----------------------------------------------------------------------------------------
FE162    601795040      J85500N1 L-4, 21, 31                                        *
-----------------------------------------------------------------------------------------
FE162    601800865      J85500N1 L-4, 21, 36                                        *
-----------------------------------------------------------------------------------------
FE162    601797905      J85500N1 L-4, 21, 37                                        *
-----------------------------------------------------------------------------------------
FE162    601467202      J85500N1 L-4, 22, 36                                        *
-----------------------------------------------------------------------------------------
FE162    601791395      J85500N1 L-4, 25, 31                                        *
-----------------------------------------------------------------------------------------
FE162    601788664      J85500N1 L-4, 25, 36                                        *
-----------------------------------------------------------------------------------------
FE162    108663980      J85500N1 L-4, 26B, 31                                       *
-----------------------------------------------------------------------------------------
FE162    108663972      J85500N1 L-4, 26, 31                                        *
-----------------------------------------------------------------------------------------
FE162    601800899      J85500N1 L-4, 26, 36                                        *
-----------------------------------------------------------------------------------------
FE162    601800907      J85500N1 L-4, 26, 37                                        *
-----------------------------------------------------------------------------------------
FE162    601822174      J85500N1 L-4, 31, 22B                                       *
-----------------------------------------------------------------------------------------

                               CPS Power Systems
                               Section 2 Page 23

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            Power Systems Price Book
                                   July 2000
                               CPS Power Systems

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
FE162    601800873      J85500N1 L-4, 37, 21B                                       *
-----------------------------------------------------------------------------------------
FE113    847409695      J85500N1 L-K2                                               *
-----------------------------------------------------------------------------------------
         The Following Descriptions are Provided for Information Only.
                      They cannot be ordered separately.
-----------------------------------------------------------------------------------------
        Positive 24V Chassis Assemblies. One always required per shelf.
                        Each Chassis Assembly provides:
           *Five equipment slots arranged for ES series Power Units,
                          and Output voltage keying.
-----------------------------------------------------------------------------------------
FE162    L-1            Output 1: +24 volts DC, 135A Max. Output 2: 48 volts
                        DC, 48A max. Arranged for apparatus: ES661 +24V
                        Rectifiers and ES682 +24/48V DC-DC Converters.
-----------------------------------------------------------------------------------------
FE162    L-4            Output 1: +24 volts DC, 135 Amps Max. Output 2: None.
                        Arranged for apparatus: ES661 +24V Rectifier.
-----------------------------------------------------------------------------------------
   AC Input Assemblies. One always required per shelf unless otherwise noted.
                     Each input assembly is arranaged for:
      AC input to shelf, ES643 alarm unit, office alarm output connection, and Intershelf signal connection.
-----------------------------------------------------------------------------------------
FE162    L-21           Equipped with five plugable 200-240 Vac feeds which
                        separately power each equipment unit slot. Initial
                        shelf.
-----------------------------------------------------------------------------------------
FE162    L-21B          Equipped with five plugable 200-240 Vac feeds which
                        separately power each equipment slot. Supplemental
                        shelf.
-----------------------------------------------------------------------------------------
FE162    L-22           Equipped with one plugable 200-240 Vac feed common to
                        all equipment unit slots. Initial shelf.
-----------------------------------------------------------------------------------------
FE162    L-22B          Equipped with one plugable 200-240 Vac feed common to
                        all equipment unit slots. Supplemental shelf.
-----------------------------------------------------------------------------------------
FE162    L-23           Equipped without AC feed, for converter only shelf
                        applications. Not arranged for AC inputs. Initial shelf.
-----------------------------------------------------------------------------------------
FE162    L-23B          Supplemental shelf equipped without AC feed. For
                        converter only shelf applications. Not arranged for
                        AC inputs.
-----------------------------------------------------------------------------------------
FE162    L-25           Initial shelf e/w two plugable 200-240 Vac feeds which
                        separately power equipment unit slots 1, 3, 5 and
                        2, 4.
-----------------------------------------------------------------------------------------
FE162    L-25B          Supplemental shelf e/w two plugable 200-240 Vac feeds
                        which separately power equipment unit slots 1,
                        3, 5 and 2, 4.
-----------------------------------------------------------------------------------------
FE162    L-25R          Initial shelf e/w two 200-240 Vac feeds, provided by
                        two each 10 ft. of 3 X 10ga. wire from the rear of
                        the shelf, which separately power equipment unit slots
                        1, 3, 5 and 2, 4.
-----------------------------------------------------------------------------------------
FE162    L-25RB         Supplemental shelf e/w two 200-240 Vac feeds, provided
                        by 2 each 10 ft. of 3 X 10ga. wire from the rear
                        of the shelf, which separately power equipment unit
                        slots 1, 3, 5 and 2, 4.
-----------------------------------------------------------------------------------------
FE162    L-26           Initial shelf e/w one 200-240 Vac feed common to all
                        equipment unit slots. For installations with AC
                        wiring run in conduit.
-----------------------------------------------------------------------------------------
FE162    L-26B          Supplemental shelf e/w one 200-240 Vac feed common to
                        all equipment unit slots. For installations with
                        AC wiring run in conduit.
-----------------------------------------------------------------------------------------

                               CPS Power Systems
                               Section 2 Page 24

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            Power Systems Price Book
                                   July 2000
                               CPS Power Systems

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
    Output Assemblies. One always required per shelf unless otherwise noted.
                       Each output assembly is arranged
    for: Connection of max four Battery strings or IR series Battery Trays,
                         Intershelf power connection,
                         LVD/Thermal control PWB BSP1,
                      Max four thermal probe assemblies,
                    Bulk power outputs for outputs 1 and 2.
-----------------------------------------------------------------------------------------
FE162    L-31           Output assembly. Applicable for initial shelves with
                        rectifiers when LVD is not required, and for
                        supplemental shelves in a two shelf rectifier/converter
                        plant. (Max 150 Amp plant load).
-----------------------------------------------------------------------------------------
FE162    L-36           Output assembly equipped with 150A contactor and BSP1
                        LVD/thermal PWB. Applicable for initial shelves with
                        rectifiers when LVD is required.
-----------------------------------------------------------------------------------------
FE162    L-37           Output assembly e/w BSP1 LVD/thermal management PWB and
                        wire set A/F connection to an external contactor.
                        Applicable for initial shelves with rectifiers when LVD
                        is required and LVD contactor is supplied externally.
-----------------------------------------------------------------------------------------
FE162    L-98           Two rectifier wide shelf requiring ES438 controller, AC
                        feed through pig tail on back side.
-----------------------------------------------------------------------------------------
                            Miscellaneous Equipment
-----------------------------------------------------------------------------------------
FE180    107826760      ES612 -48V Distribution Module                              *
-----------------------------------------------------------------------------------------
FE180    107318941      ES643 +24V Input Alarm Control Unit.                        *
-----------------------------------------------------------------------------------------
FE177    107335069      ES647 Alarm Control Unit (ACU)                              *
-----------------------------------------------------------------------------------------
FE177    108344490      ES648A Monitor & control Unit                               *
-----------------------------------------------------------------------------------------
FE177    108344508      ES648B Monitor & Control Unit                               *
-----------------------------------------------------------------------------------------
FE177    108344516      ES648C Monitor & Control Unit                               *
-----------------------------------------------------------------------------------------
FE177    108344524      ES648BZ Monitor & Control Unit                              *
-----------------------------------------------------------------------------------------
FE180    107306045      ES682 +24/48V DC-DC Converter, 8.5 Amps.                    *
-----------------------------------------------------------------------------------------
FE174    108286071      ES661C +24Vdc Rectifier, 30 Amps.                           *
-----------------------------------------------------------------------------------------
FE180    107858003      ES643B Alarm Unit for two rectifier wide shelf.             *
-----------------------------------------------------------------------------------------
FE180    108274036      BSP1C LVD/Thermal Control Board.                            *
-----------------------------------------------------------------------------------------
FE172    847198751      Thermistor Kit Assembly.                                    *
-----------------------------------------------------------------------------------------
FE172    847345576      MCU Slot Cover.                                             *
-----------------------------------------------------------------------------------------
             J85500Q1 60V 60Hz CPS For Small Broadband Applications
-----------------------------------------------------------------------------------------
FE181    L-60           CPS shelf assembly arranged for 100/120 Vac input. (1)      *
                        ES664 Rectifier, and (1) ES635 Battery Polarity
                        Switch/Distribution Unit.
-----------------------------------------------------------------------------------------
                    J85500R1 Cabinet Power System (CPS 4048)
-----------------------------------------------------------------------------------------
               CPS 4048 (J85500R1) Standard Shelf Configurations
-----------------------------------------------------------------------------------------
FE177    601451875      J85500R1 L-1, 21, 31                                        *
-----------------------------------------------------------------------------------------

                               CPS Power Systems
                               Section 2 Page 25

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            Power Systems Price Book
                                   July 2000
                               CPS Power Systems

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
FE177    601787757      J8550R1 L-1, 21, 35                                         *
-----------------------------------------------------------------------------------------
FE177    108690033      J85500R1 L-1, 22, 35                                        *
-----------------------------------------------------------------------------------------
FE177    601783996      J85500R1 L-1, 23, 34                                        *
-----------------------------------------------------------------------------------------
FE177    108615097      J85500R1 L-1, 25, 35                                        *
-----------------------------------------------------------------------------------------
FE177    601451883      J85500R1 L-2, 21, 31                                        *
-----------------------------------------------------------------------------------------
FE177    601451891      J85500R1 L-3, 21, 31                                        *
-----------------------------------------------------------------------------------------
FE177    601787773      J85500R1 L-3, 21, 35                                        *
-----------------------------------------------------------------------------------------
FE177    108675000      J85500R1 L-3, 22, 35                                        *
-----------------------------------------------------------------------------------------
FE177    601784465      J85500R1 L-3, 25, 34                                        *
-----------------------------------------------------------------------------------------
FE177    601797798      J85500R1 L-3, 25, 35                                        *
-----------------------------------------------------------------------------------------
FE177    601787799      J85500R1 L-3, 25, 36                                        *
-----------------------------------------------------------------------------------------
FE177    107973174      J85500R1 L-3, 25R, 37                                       *
-----------------------------------------------------------------------------------------
FE177    601787815      J85500R1 L-3, 26, 36                                        *
-----------------------------------------------------------------------------------------
FE177    107973166      J85500R1 L-3, 31, 25RB                                      *
-----------------------------------------------------------------------------------------
FE177    601454135      J85500R1 L-4, 21, 31                                        *
-----------------------------------------------------------------------------------------
FE177    601794050      J85500R1 L-4, 21, 34                                        *
-----------------------------------------------------------------------------------------
FE177    601787823      J85500R1 L-4, 21, 35                                        *
-----------------------------------------------------------------------------------------
FE177    601787831      J85500R1 L-4, 21, 36                                        *
-----------------------------------------------------------------------------------------
FE177    107977506      J85500R1 L-4, 21B, 31                                       *
-----------------------------------------------------------------------------------------
FE177    601858996      J85500R1 L-4, 21B, 34                                       *
-----------------------------------------------------------------------------------------
FE177    108672817      J85500R1 L-4, 22, 31                                        *
-----------------------------------------------------------------------------------------
FE177    108653189      J85500R1 L-4, 22, 37                                        *
-----------------------------------------------------------------------------------------
FE177    601881501      J85500R1 L-4, 22, 38                                        *
-----------------------------------------------------------------------------------------
FE177    108672791      J85500R1 L-4, 22B, 34                                       *
-----------------------------------------------------------------------------------------
FE177    108032327      J85500R1 L-4, 25, 31                                        *
-----------------------------------------------------------------------------------------
FE177    601787849      J85500R1 L-4, 25, 35                                        *
-----------------------------------------------------------------------------------------
FE177    601787856      J85500R1 L-4, 26, 35                                        *
-----------------------------------------------------------------------------------------
FE113    847409695          J85500R1 L-K2                                           *
-----------------------------------------------------------------------------------------
         The Following Descriptions are Provided for Information Only.
                       They cannot be ordered separately.
-----------------------------------------------------------------------------------------
          CPS Shelf Assemblies consist of and always require one each:
                     Chassis assembly with voltage keying;
                      AC Input Assembly; Output Assembly.
-----------------------------------------------------------------------------------------
        Negative 48V Chassis Assemblies. One always required per shelf.
                        Each chassis assembly provides:
              5 equipment unit slots arranged for ES series power
                        units & distribution modules;
                            Output voltage keying.
-----------------------------------------------------------------------------------------
FE177    L-1            Output 1: -48 volts DC, 63A max. Output 2: 24 volts DC,
                        48A max. Arranged for apparatus: (Ordered separately)
                        ES660, -48V Rectifiers; ES681, 48/24V DC-DC converters;
                        ES610, 48V fuse distribution module.
-----------------------------------------------------------------------------------------
FE177    L-2            Output 1: -48 volts DC, 63A max. Output 2: 130 volts
                        DC, 22A max. Arranged for apparatus: (Ordered
                        separately) ES660, -48V Rectifiers; ES680, 48/130V
                        DC-DC converters; ES610, 48V fuse distribution module.
-----------------------------------------------------------------------------------------
FE177    L-3            Output 1: -48 volts DC, 63A max. Output 2: Ringing, 100
                        VA redundant max. Arranged for apparatus: (Ordered
                        separately) ES660, -48V Rectifiers; ES620, 50VA Ringing
                        Generators (two per power unit slot, max two per shelf;
                        ES610, 48V fuse distribution module.
-----------------------------------------------------------------------------------------
FE177    L-4            Output 1: -48 volts DC, 63A max. Output 2: None.
                        Arranged for apparatus: (Ordered separately) ES660,
                        -48V Rectifiers; ES610, 48V fuse distribution module.

                                CPS Power Systems
                                Section 2 Page 26

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                               CPS Power Systems

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
   AC Input Assemblies. One always required per shelf unless otherwise noted.
                      Each input assembly is arranged for:
    AC input to shelf; ES646 or 648 monitor and control or ES647alarm unit;
                        Office alarm output connection;
                          Intershelf signal connection.
-----------------------------------------------------------------------------------------
FE177    L-21           E/W five 100-240 Vac feeds which separately power each
                        equipment unit slot.
-----------------------------------------------------------------------------------------
FE177    L-21B          Same as L- 21 except used for second shelf in multiple
                        shelf plants. Not arranged for controller or office
                        alarm connections.
-----------------------------------------------------------------------------------------
FE177    L-22           E/W one 200-240 Vac feed which powers all equipment unit
                        slots. To be used only where AC wiring to the shelf is
                        factory installed.
-----------------------------------------------------------------------------------------
FE177    L-22B          Same as L-22 except used for second shelf in multiple
                        shelf plants. Not arranged for controller of office
                        alarm connections. To be used only where AC wiring to
                        the shelf is factory installed.
-----------------------------------------------------------------------------------------
FE177    L-23           Provides an input assembly without AC feed for converter
                        only shelf applications. Not arranged for AC inputs.
-----------------------------------------------------------------------------------------
FE177    L-23B          Same as L- 23 except used for second shelf in multiple
                        shelf plants. Not arranged for controller or office
                        alarm connections.
-----------------------------------------------------------------------------------------
FE177    L-25           Input assembly: e/w two 200-240 VAC feeds where one feed
                        powers equipment slots 1,3,5 and one feed powers
                        equipment slots 2,4.  To be used only where AC wiring
                        to the shelf is factory installed.
-----------------------------------------------------------------------------------------
FE177    L-25B          Same as L- 25 except used for second shelf in multiple
                        shelf plants. Not arranged for controller or office
                        alarm connections. To be used only where AC wiring to
                        the shelf is factory installed.
-----------------------------------------------------------------------------------------
FE177    L-25R          Equipped with two 200-240 Vac rear feeds where one
                        feed powers equipment unit slots 1, 3, 5 and one feed
                        powers equipment unit slots 2, 4.  To be used only where
                        AC wiring to the shelf is factory installed.
-----------------------------------------------------------------------------------------
FE177    L-25RB         Same as L-25R except used for second shelf in multiple
                        shelf plants. Not arranged for controller or office
                        alarm connections. To be used only where AC wiring to
                        the shelf is factory installed.
-----------------------------------------------------------------------------------------
FE177    L-26           Equipped with one 200-240 VAC conduit feed which powers
                        all equipment unit slots. May be used where AC wiring
                        to the shelf is field installed or factory installed.
-----------------------------------------------------------------------------------------
FE177    L-26B          Same as L-26 except used for second shelf in multiple
                        shelf plants. Not arranged for controller or office
                        alarm connections. May be used where AC wiring to the
                        shelf is field installed or factory installed.
-----------------------------------------------------------------------------------------
    Output Assemblies: One always required per shelf unless otherwise noted.
      Each output assembly provides: Connection of max 4 battery strings or
                            IR series battery trays;
Intershelf power connection; Max 4 thermal probe assemblies; Bulk power outputs for outputs 1 and 2.
-----------------------------------------------------------------------------------------
FE177    L-31           One output assembly.  One of output assemblies L-31 or
                        L-32 always required with L 1, 2, or 3. Provides  charge
                        busses arranged for connection to max (4) battery
                        strings or external battery trays.  Max (4) thermal
                        probes 847198751 and secondary  voltage output.
-----------------------------------------------------------------------------------------
FE177    L-34           Equipment to provide (1) output assembly. Arranged for
                        connection to primary shelf. Bulk feed output of primary
                        voltage, & secondary voltage output.
-----------------------------------------------------------------------------------------

                                CPS Power Systems
                                Section 2 Page 27

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                               CPS Power Systems

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
FE177   L-35            Same as L- 32, but with slope thermal management.
                        Applicable to single shelf rectifier &
                        rectifier/converter plants and the initial shelf in
                        plants with rectifiers in the initial shelf only. Always
                        includes BSP2 LVD/Slope thermal PWB.
-----------------------------------------------------------------------------------------
FE177   L-36            Same as L- 35, with 150A rated low voltage disconnect
                        contactor. Applicable to first shelf of multiple shelf
                        plants with rectifiers in first and second shelf. Always
                        includes BSP2 LVD/slope thermal PWB.
-----------------------------------------------------------------------------------------
FE177   L-37            Same as L-31, with BSP2 slope thermal management board.
-----------------------------------------------------------------------------------------
FE177   L-K2            Wire set & cable assembly for connecting 2 shelves into
                        a 2 shelf plant.
-----------------------------------------------------------------------------------------
FE177   L-K3            Wire set & cable assembly for connecting 3 shelves into
                        a 3 shelf plant.
-----------------------------------------------------------------------------------------
                             Miscellaneous Equipment
-----------------------------------------------------------------------------------------
FE173   107266397       ES610, 48V GMT Fuse Distribution Module. Provides load
                        protection at 30 Amps max. Arranged for (12) 0.25-10 Amp
                        Telecom type fuses. Max 2 units per shelf.                  *
-----------------------------------------------------------------------------------------
FE173   107502825       ES611 48V CB Distribution Module. Provides load
                        protection at 30A max. Arranged for (4) 3-30A plug-in
                        style circuit breakers as well as (2) 0.25-10 Amp
                        Telecom type fuses. Max 2 units per shelf.                  *
-----------------------------------------------------------------------------------------
FE173   107966616       ES 613 Distributrion Module                                 *
-----------------------------------------------------------------------------------------
FP526   107138679       ES620 50 VA Ringing Generator, 48 volt input.               *
-----------------------------------------------------------------------------------------
FP526   107287575       ES621 100VA Ringing Generator, 48V input.                   *
-----------------------------------------------------------------------------------------
FP526   108407909       ES622B Ringing Generator, 25 Hz, 100VA                      *
-----------------------------------------------------------------------------------------
FP526   108541517       ES622C Ringing Generator, 20 Hz, 100VA                      *
-----------------------------------------------------------------------------------------
FE177   107335069       ES647 48V ACU for slope thermal management.                 *
-----------------------------------------------------------------------------------------
FE177   108344490       ES648A Monitor and Control Unit                             *
-----------------------------------------------------------------------------------------
FE177   108344508       ES648B Monitor and Control Unit                             *
-----------------------------------------------------------------------------------------
FE177   108344524       ES648BZ Monitor and Control Unit 1/ Modem                   *
-----------------------------------------------------------------------------------------
FE174   108286055       ES660C 48 volt, 15 amp DC Rectifier                         *
-----------------------------------------------------------------------------------------
FE163   107128571       ES681 48 - 24 volt DC-DC converter.                         *
-----------------------------------------------------------------------------------------
FE177   107128563       ES680 48 - 130 volt DC-DC converter.                        *
-----------------------------------------------------------------------------------------
FE177   107186355       BSB1 LVD/Thermal Control PWB.                               *
-----------------------------------------------------------------------------------------
FE177   108274044       BSP2C LVD/Slope thermal control PWB                         *
-----------------------------------------------------------------------------------------
FE172   847198751       Thermistor kit assembly                                     *
-----------------------------------------------------------------------------------------
FE172   847345576       MCU Slot Cover                                              *
-----------------------------------------------------------------------------------------
FE172   847380698       Fuse Alarm Wireset for ES610 & ES611.                       *
-----------------------------------------------------------------------------------------
                           J85500V1 -90 Volt CPS Shelf
-----------------------------------------------------------------------------------------
          CPS Shelf Assemblies. consist of and always require one each:
                    (a) Chassis Assembly with Voltage Keying.
 (b) AC Input Assembly. (c) Output Assembly Lists 1 through 4, -90V Chassis
                         Assemblies: One always required
 per shelf. Each chassis provides: 5 equipment unit slots arranged for ES series power units, distribution modules & output voltage keying.
-----------------------------------------------------------------------------------------
FE187   L-1     Input 1: -90Vdc, 17-92A. Output 2: -90 Vac, 1 Hz, 17A each.
                Arranged for apparatus: ES630 (Max 4 in slots 1-4) 90V battery polarity switch modules. ES650 (max 1 in slot 5) -90Vdc bypass
                module.                                                             *
-----------------------------------------------------------------------------------------

                                CPS Power Systems
                                Section 2 Page 28

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                               CPS Power Systems

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
FE187   L-2     Output 1: -90 Vdc, 46A. Output 2: 90 Vac, 1 Hz, 17A. Arranged
                for apparatus ES663 -90V rectifiers. (max in slots 1-5). 90V
                battery polarity switch modules.                                    *
-----------------------------------------------------------------------------------------
FE187   L-4     Output 1: 90 Vdc, 46A. Output 2: None. Arranged for apparatus
                ES663 - 90V rectifiers.                                             *
-----------------------------------------------------------------------------------------
                   AC Input Assemblies, Lists 21 through 26.
             One always required per shelf unless otherwise noted.
          Each Input Assembly is arranged for: (a) AC input to shelf.
                             (b) ES645 Alarm Unit.
     (c) Office Alarm Output Connection. (d) Intershelf signal connection.
-----------------------------------------------------------------------------------------
FE187   L-34    Output assembly. Applicable for supplemental shelves in multiple
                shelf plants (no LVD & no battery shunt).                           *
-----------------------------------------------------------------------------------------
FE187   L-35    Output assembly equipped with 100A contactor and BSP4
                LVD/thermal management PWB. Applicable for initial shelves with
                rectifiers when LVD is required.                                    *
-----------------------------------------------------------------------------------------
FE187   L-39    Output assembly for Battery Polarity Switch only shelf.             *
-----------------------------------------------------------------------------------------
                         J85582R2 CPS 2000 Power System
-----------------------------------------------------------------------------------------
                     CPS 2000 Standard Shelf Configurations
-----------------------------------------------------------------------------------------
FE188   107994717       J85582R2 L-21, 32                                           *
-----------------------------------------------------------------------------------------
FE188   107999237       J85582R2 L-21, 31                                           *
-----------------------------------------------------------------------------------------
FE188   107999229       J85582R2 L-21, 33                                           *
-----------------------------------------------------------------------------------------
FE188   601828817       J85582R2 L-21, 34                                           *
-----------------------------------------------------------------------------------------
FE188   107999211       J85582R2 L-22, 31                                           *
-----------------------------------------------------------------------------------------
FE188   107999294       J85582R2 L-22,32                                            *
-----------------------------------------------------------------------------------------
FE188   107999286       J85582R2 L-22, 33                                           *
-----------------------------------------------------------------------------------------
FE188   107999278       J85582R2 L-22,34                                            *
-----------------------------------------------------------------------------------------
FE188   107999245       J85582R2 L-22, 41                                           *
-----------------------------------------------------------------------------------------
FE188   107999260       J85502R2 L-22, 42                                           *
-----------------------------------------------------------------------------------------
FE188   107999252       J85582R2 L-22, 43                                           *
-----------------------------------------------------------------------------------------
FE188   601832462       J85582R2 L-22, 44                                           *
-----------------------------------------------------------------------------------------
FE188   601886310       J85582R2 L-23, 41                                           *
-----------------------------------------------------------------------------------------
FE188   601886328       J85582R2 L-23, 44                                           *
-----------------------------------------------------------------------------------------
FE188   108569195       J85582R2 L-23, 43                                           *
-----------------------------------------------------------------------------------------
FE185   108672445       J85582R2 L-23, 61                                           *
-----------------------------------------------------------------------------------------
FE185   601869175       J85582R2 L-23, 62                                           *
-----------------------------------------------------------------------------------------
FE185   601869159       J85582R2 L-23, 64                                           *
-----------------------------------------------------------------------------------------
FE185   601861891       J85582R2 L-24, 51                                           *
-----------------------------------------------------------------------------------------
FE185   601861909       J85582R2 L-24, 52                                           *
-----------------------------------------------------------------------------------------
FE185   601861917       J85582R2 L-24, 53                                           *
-----------------------------------------------------------------------------------------
FE185   601861925       J85582R2 L-24, 54                                           *
-----------------------------------------------------------------------------------------
FE185   601861933       J85582R2 L-25, 51                                           *
-----------------------------------------------------------------------------------------
FE185   601861941       J85582R2 L-25, 52                                           *
-----------------------------------------------------------------------------------------
FE185   601861958       J85582R2 L-25, 53                                           *
-----------------------------------------------------------------------------------------
FE185   601861966       J85582R2 L-25, 54                                           *
-----------------------------------------------------------------------------------------

                                CPS Power Systems
                                Section 2 Page 29

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                               CPS Power Systems

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
FE185   601861974       J85582R2 L-25, 61                                           *
-----------------------------------------------------------------------------------------
FE185   601861982       J85582R2 L-25, 62                                           *
-----------------------------------------------------------------------------------------
FE185   601861990       J85582R2 L-25, 63                                           *
-----------------------------------------------------------------------------------------
FE185   601862006       J85582R2 L-25, 64                                           *
-----------------------------------------------------------------------------------------
FF410   108684457       J85582R2 L-91                                               *
-----------------------------------------------------------------------------------------
FE185   601869142       J85582R2 L-100                                              *
-----------------------------------------------------------------------------------------
          The Following Descriptions are Provided for Information Only.
-----------------------------------------------------------------------------------------
FE188   L-21    Provides AC input with 1 IEC 320 type appliance inlet.
-----------------------------------------------------------------------------------------
FE188   L-22    Provides AC input with 2 IEC 320 type appliance inlet powering odd & even slots.
-----------------------------------------------------------------------------------------
FE188   L-23    Provides single ac terminal input for 19" and 23" shelves.
-----------------------------------------------------------------------------------------
FE185   L-24    Provides single AC input with 1 IEC receptacle for 19 inch shelf.
-----------------------------------------------------------------------------------------
FE188   L-25    Provides dual AC input with 2 IEC receptacles powering odd and even slots for 19 inch shelf.
-----------------------------------------------------------------------------------------
FE188   L-31    Provides for 23 inch shelf equipped for ringers and 48 volt rectifiers without battery disconnect circuit breakers or
                low-voltage battery disconnect.
-----------------------------------------------------------------------------------------
FE188   L-32    Provides for 23 inch shelf equipped for ringers, 48 volt
                rectifiers, and low-voltage disconnect without battery
                disconnect circuit breakers.
-----------------------------------------------------------------------------------------
FE188   L-33    Provides for 23 inch shelf equipped for ringers, 48 volt
                rectifiers, and battery disconnect circuit breakers without low-voltage battery disconnect.
-----------------------------------------------------------------------------------------
FE188   L-34    Provides for 23 inch shelf equipped for ringers, 48 volt
                rectifiers, battery disconnect circuit breakers, and low-voltage battery disconnect.
-----------------------------------------------------------------------------------------
FE188   L-41    Provides for 23 inch shelf equipped for 48 volt rectifiers without ringers, battery disconnect circuit breakers or
                low-voltage battery disconnect.
-----------------------------------------------------------------------------------------
FE188   L-42    Provides for 23 inch shelf equipped for 48 volt rectifiers, and low-voltage disconnect without ringers or battery disconnect circuit breakers.
-----------------------------------------------------------------------------------------
FE188   L-43    Provides for 23 inch shelf equipped for 48 volt rectifiers, and battery disconnect circuit breakers without ringers or
                low-voltage battery disconnect.
-----------------------------------------------------------------------------------------
FE188   L-44    Provides for 23 inch shelf equipped for 48 volt rectifiers, battery disconnect circuit breakers, and low-voltage battery disconnect without ringers.
-----------------------------------------------------------------------------------------
FE185   L-51    Provides 19 inch shelf for ringers and 48 volt rectifiers, with bulk output; without LVBD.
-----------------------------------------------------------------------------------------
FE185   L-52    Provides 19 inch shelf for ringers and 48 volt rectifiers, with bulk output; with LVBD.
-----------------------------------------------------------------------------------------
FE185   L-53    Provides 19 inch shelf for ringers and 48 volt rectifiers, with fused output; without LVBD.
-----------------------------------------------------------------------------------------
FE185   L-54    Provides 19 inch shelf for ringers and 48 volt rectifiers, with fused output; with LVBD.
-----------------------------------------------------------------------------------------
FE185   L-61    Provides 19 inch shelf for 48 volt rectifiers only, with bulk output; without LVBD.
-----------------------------------------------------------------------------------------

                                CPS Power Systems
                                Section 2 Page 30

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                               CPS Power Systems

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
FE185   L-62    Provides 19 inch shelf for 48 volt rectifiers only, with bulk output; with LVBD.
-----------------------------------------------------------------------------------------
FE185   L-63    Provides 19 inch shelf for 48 volt rectifiers only, with fused output; without LVBD.
-----------------------------------------------------------------------------------------
FE185   L-64    Provides 19 inch shelf for 48 volt rectifiers only, with fused output; with LVBD.
-----------------------------------------------------------------------------------------
                 CPS2000 Rectifiers, Ringers, and Control Units
-----------------------------------------------------------------------------------------
FP526  108173279 ES421A 50VA, 20 Hz ringing generators                              *
-----------------------------------------------------------------------------------------
FE184  108218462 ES446A Monitor and Control Unit (MCU)                              *
-----------------------------------------------------------------------------------------
FE184  107775223 ES447 Alarm and Control Unit (ACU)                                 *
-----------------------------------------------------------------------------------------
FF310  108384777 ES460C 48V, 7.2 amp Rectifier + class B EMC Emissions.             *
-----------------------------------------------------------------------------------------
FE184  107775306 LED Board                                                          *
-----------------------------------------------------------------------------------------
FE188  847861192 14 AC Input Cords (Order one per ac receptacle)                    *
-----------------------------------------------------------------------------------------
FE188  847616828 25 Cable, pre-assembled for Office Alarm Connector                 *
-----------------------------------------------------------------------------------------
FE172  847541653 150 cable, pre-assembled for Office Alarm Connector                *
-----------------------------------------------------------------------------------------
FE172  847198751 Thermal Probe Kit includes One (1) 5 cable and one (1) paddle
                 type probe.                                                        *
-----------------------------------------------------------------------------------------
FE174  847580529 Thermal Probe Kit includes One (1) 9 cable and one (1) ring
                 type probe.                                                        *
-----------------------------------------------------------------------------------------
                            CPS2000 Fuse Information
-----------------------------------------------------------------------------------------
FF041  406976894 .5 (1/2) Amp GMT-Type fuse                                         *
-----------------------------------------------------------------------------------------
FF040  405673146 1.33 Amp GMT-Type fuse                                             *
-----------------------------------------------------------------------------------------
FF040  405181983 2 Amp GMT-Type fuse                                                *
-----------------------------------------------------------------------------------------
FF040  406159061 5 Amp GMT-Type fuse                                                *
-----------------------------------------------------------------------------------------
FF040  405725433 7.5 Amp GMT-Type fuse                                              *
-----------------------------------------------------------------------------------------
FF040  406159236 10 Amp GMT-Type fuse                                               *
-----------------------------------------------------------------------------------------
                   ED83135-30 Distribution Panel for CPS 4000
-----------------------------------------------------------------------------------------
                plug-in style fuse holders or circuit breakers. -48Vdc or
                +24Vdc. Max current rating of 300A. Front access. Mounting centers are 33.312 inches or 24.32 inches. Provides isolated
                alarm signal.                                                       *
-----------------------------------------------------------------------------------------
FE131   G-2     Distribution Panel 5 inches high with 11 positions for 0-50A plug-in style fuse holders or circuit breakers for DC loads. 6 posotions for 0-10A fuses for DC loads and 6 positions for 0-5A fuses for AC loads. Max current rating of 300A DC, 50A AC. Front access. Mounting centers are 22.312 inches. Provides isolated
                alarm signal.                                                       *
-----------------------------------------------------------------------------------------
FE131   G-4     Distribution Panel 8 inches high, +24Vdc with 22 positions for
                0-50A plug-in style fuse holders or 0-100A circuit breakers. Max current rating of 420A. Provides 600A Low Voltage
                Disconnect/Reconnect and isolated alarm signal. Front and rear
                access.                                                             *
-----------------------------------------------------------------------------------------
FE131   G-5     Distribution Panel 9 inches high, front access +24Vdc with 22 positions for 0-50A plug-in stryl fuse holders or 0-100A circuit breakers. Max current rating of 420A. Provides 600A Low Voltage
                Disconnect/Reconnect and isolated alarm signal.                     *
-----------------------------------------------------------------------------------------

                                CPS Power Systems
                                Section 2 Page 31

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                               CPS Power Systems

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
FE131   G-6     Distribution Panel 7.5 inches high with 22 positions for 0-50A, plug-in style circuit breakers. Max current rating of 300 amps.
                Provides 400A Low Voltage Disconnect/Reconnect and isolated
                alarm signal. Front and rear access.                                *
-----------------------------------------------------------------------------------------
FE177   G-7     Front access -24Vdc flooded battery interface panel to
                accommodate 4/0 cable termination for both charge and ground buses for up to 8 strings of flooded batteries. Max current
                rating of 450 amps.                                                  NA
-----------------------------------------------------------------------------------------
FE177   G-8     Front access -24 Vdc Distribution Panel nine inches high, w/22 positions for 0-50 amp plug-in style fuse holders or 0-100 amp circuit breakers. Max current rating 450 amps. Low Voltage
                Disconnect/ Reconnect is not provided. An external battery shunt
                is provided.                                                         NA
-----------------------------------------------------------------------------------------
FE131   G-13    Distribution Panel 7.5 inches high, +24Vdc w/22 positions for
                0-50 amp plug-in style fuse holders or circuit breakers. Max current rating of 300 amps. Provides 100 amp Low Voltage
                Disconnect/Reconnect, Battery Shunt, & isolated alarm signal.
                Front and Rear access.                                              *
-----------------------------------------------------------------------------------------
FE131   G-A     Required with G-3 or 6 for power and alarm wires to interconnect with CPS shelf when distribution panel is mounted beneath CPS
                shelf.                                                              *
-----------------------------------------------------------------------------------------
        G-B     Required with G-3 or 6 for power and alarm wires to
                interconnect with CPS shelf when distribution panel is mounted above CPS shelf.
-----------------------------------------------------------------------------------------
FE131   G-D     Required with G-1 for power and alarm wires to interconnect with
                CPS shelf when distribution panel iw mounted above CPS shelf.       *
-----------------------------------------------------------------------------------------
                    ED83310-30 Distribution Panel for CPS2000
-----------------------------------------------------------------------------------------
FE177   G-1     Distribution Panel 3.5 inches high e/w two separate inputs, A &
                B, arranged for -48Vdc operation with both feeds. Equipped with
                12 GMT style fuses on each feed (24 total). Provides Isolated alarm signal. Max current rating of 100A per feed (100A total).
                Mounts in standard 10 inch frame.                                   *
-----------------------------------------------------------------------------------------
FE177   G-2     Distribution Panel 3.5 inches high e/w two separate inputs, A &
                B, arranged for -48Vdc operation on side A and AC Ringing on input side B. Equipped with 12 GMT style fuses on each feed
                (24 total). Provides Isolated alarm signal. Max current rating of 100A on input A and a max of 50A in input side B. Mounts in
                standard 19 inch rack.                                              *
-----------------------------------------------------------------------------------------
FE177   G-11    Same as Group 1 e/w current display.                                *
-----------------------------------------------------------------------------------------
FE177   G-12    Same as Group 2 e/w current display.                                *
-----------------------------------------------------------------------------------------
FE131   G-A     Brackets for mounting G-1, 11, 2, & 12 in standard 23 inch rack.    *
-----------------------------------------------------------------------------------------
FE177   G-B     Brackets for mounting G-1, 11, 2 & 12 in ETSI racks.                *
-----------------------------------------------------------------------------------------

                                CPS Power Systems
                                Section 2 Page 32

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                            Controllers & Monitors

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
                           J85501E1 ECS-6U Controller
-----------------------------------------------------------------------------------------
FZ780     L-1   Assembly, wiring & equipment for one Lineage 2000 Universal
                Rectifier Controller for -48V plant. (Provides ECS controller
                and interface to all Lucent Technologies rectifiers).               *
-----------------------------------------------------------------------------------------
FE125 847366788 Optional equipment with List 1 for a 48V microprocessor circuit pack (CP2). CP2 provides remote/local monitoring and control
                functions.                                                          *
-----------------------------------------------------------------------------------------
FE125 847366762 Optional Equipment to List 1 for a 24V CP2.                         *
-----------------------------------------------------------------------------------------
FE125 846575223 Upgrade kit to add CP3 to controller in the field.                  *
-----------------------------------------------------------------------------------------
FE125 846632982 Upgrade Kit to add remote termination panel to controller in the
                field.                                                              *
-----------------------------------------------------------------------------------------
FZ710 106593015 Optional equipment to List 1 for Rectifier Adapter Board (EAT2).
                Provides access to ECS-6U for non-Lineage Rectifiers and
                non-Lucent Technologies Rectifiers.                                 *
-----------------------------------------------------------------------------------------
FZ780   L-BA    Mounting hardware required with List 1 or 2 to mount controller
                in frame with 22-5/16 inch mounting centers.                        *
-----------------------------------------------------------------------------------------
                           J85501E2 ECS-12U Controller
-----------------------------------------------------------------------------------------
FZ780   L-1     ECS-12U Controller for -48V plants. Provides interface to 12
                Lucent Technologies Lineage 2000 Rectifiers. Includes mounting
                hardware for 26 inch framework.                                     *
-----------------------------------------------------------------------------------------
FZ780   L-2     ECS-12U Controller for +24V plants. Provides interface to 12
                Lucent Technologies Lineage 2000 Rectifiers. Includes mounting
                hardware for 26 inch framework.                                     *
-----------------------------------------------------------------------------------------
FZ780   L-3     Same as List 1 except includes a low voltage disconnect circuit
                for use on J85500S and J85500T Bays.                                *
-----------------------------------------------------------------------------------------
FZ780 847268646 Optional wiring & equipment with L-1, 2 or 3 to provide one
                AKC1B circuit pack & associated mounting hardware for plants where the plant load shunt is in the "hot" i.e. ungrounded lead or the shunt rating is not a selectable option on the
                controller.                                                         *
-----------------------------------------------------------------------------------------
FZ780   L-BA    Optional mounting hardware for mounting controller in a 23 inch
                framework.                                                          *
-----------------------------------------------------------------------------------------
                           J85501F1 Galaxy Controller
-----------------------------------------------------------------------------------------
FE270   L-1     Equipment to provide a rear access basic GALAXY controller assembly with "Independent" control equipment for mounting in a 26"" frame. Requires one L-11, 12 or 13 and a minimum of one
                L-21 or 22. For serial rectifiers, requires one L-11, 12 or 13 &
                only one L-23.                                                      *
-----------------------------------------------------------------------------------------
FE270   L-2     Equipment to provide a front access basic GALAXY controller assembly with "independent" control equipment for mounting in
                a 26"" frame. Requires one L-14 or 15 and one L-23 only.            *
-----------------------------------------------------------------------------------------
FE270   L-3     Same as L-1 except the color is gray and a 847799129 bracket kit is used to accommodate a 21.5" frame assembly. (Optional gray
                panels may be ordered).                                             *
-----------------------------------------------------------------------------------------

                            Controllers & Monitors
                               Section 3 Page 33

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                            Controllers & Monitors

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
FE270   L-4     Equipment to provide a rear access Galaxy controller assembly with independent (basic) and "intelligent" control equipment for
                 4ESS 140V rectifiers only powered from 48V.                        *
-----------------------------------------------------------------------------------------
FE270   L-11    Power Supply and fuse Circuit Packs required in addition to L-1
                or L-3 for - 48V Battery Plants.                                    *
-----------------------------------------------------------------------------------------
FE270   L-12    Power Supply and fuse Circuit Packs required in addition to L-1
                or L-3 for +24V Battery Plants.                                     *
-----------------------------------------------------------------------------------------
FE270   L-13    Power Supply and fuse Circuit Packs required in addition to L-1
                or L-3 for - 24V Battery Plants.                                    *
-----------------------------------------------------------------------------------------
FE270   L-14    Power supply and fuse circuit packs in addition to L-2 for
                negative 48 volt serial interface battery plants.                   *
-----------------------------------------------------------------------------------------
FE270   L-15    Power supply & fuse circuit packs required in addition to L-2
                for +24 volt serial interface battery plants.                       *
-----------------------------------------------------------------------------------------
FE270   L-21    Equipment required with L-1 or 3 to provide rectifier monitor and control circuit pack for up to 8 Lucent parallel
                communication ferro rectifiers. Requires one L-31 or 32 for each
                L-21 ordered.                                                       *
-----------------------------------------------------------------------------------------
FE270   L-22    Equipment in addition to L-1 or 3 to provide rectifier monitor and control circuit pack for up to 8 Lucent parallel
                communication switch mode rectifiers or 8 commercial rectifiers.
                Requires one L-34 or 35 for each L-22 ordered.                      *
-----------------------------------------------------------------------------------------
FE270   L-23    Equipment in addition to L-1, 2 or 3 to provide rectifier
                monitor and control circuit pack for up to 24 Lucent serial rectifiers. For L-1 or L-3, only one L-36 required. For L-2,
                L-36 not required.                                                  *
-----------------------------------------------------------------------------------------
FE270   L-31    Rectifier Interface Module (connector module) in addition to each L-21 for rectifiers previously connected to an MCS
                controller or Lucent ferroresonant rectifiers without enhanced
                communications. One L-31 is required per 8 rectifiers.              *
-----------------------------------------------------------------------------------------
FE270   L-32    Equipment to provide one rectifier interface module (connector module) in addition to each List 21 for Lucent Technologies
                ferro rectifiers with enhanced communications.                      *
-----------------------------------------------------------------------------------------
FE270   L-34    Equipment to provide one rectifier interface module in addition
                to each L-22 for commercial rectifiers.                             *
-----------------------------------------------------------------------------------------
FE270   L-35    Equipment to provide one rectifier interface module in addition to each List 22 for Lucent Technologies parallel communication
                switch mode rectifiers. Includes shunt monitoring.                  *
-----------------------------------------------------------------------------------------
FE270   L-36    Equipment to provide one rectifier interface module in addition
                to L-23 (L-1 or L-3 only) for serial rectifiers.                    *
-----------------------------------------------------------------------------------------
FE270   L-AB    Optional intelligent controller circuit packs in addition to L-1 or L-3 e/w L-11 (48V applicatons). Includes microprocessor board. Aux port cable interface board. Int power board &
                Easyview software package. (This feature can manage 1 modem circuit pack (L-AE) and up to 5 additional circuit packs).
                Includes TL1 command language interface software.                   *
-----------------------------------------------------------------------------------------

                            Controllers & Monitors
                               Section 3 Page 34

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                            Controllers & Monitors

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
FE270   L-AD    Optional intelligent controller circuit packs in addition to L-1 or L-3 e/w L-12 or 13 (24V applicatons). Includes microprocessor board. Aux port cable interface board. Int power board &
                Easyview software package. (This feature can manage 1 modem circuit pack (L-AE) and up to 5 additional circuit packs).
                Includes TL1 command language interface software.                   *
-----------------------------------------------------------------------------------------
FE270   L-AE    Optional modem circuit pack in addition to List AA, AB, AC or AD to provide remote access to the controller (without voice
                response). (Max 1 per controller).                                  *
-----------------------------------------------------------------------------------------
FE270   L-AG    Optional peripheral monitoring circuit pack in addition to L-AA,
                AB, AC or AD to provide access to the monitor & control system.
                (See J85501G1 to order modules).                                    *
-----------------------------------------------------------------------------------------
FE270   L-AH    Optional DataSwitch circuit pack in addition to L-AA, AB, AC or
                AD to provide MCS DataSwitch functionality.                         *
-----------------------------------------------------------------------------------------
FE270   L-FB    Optional front access intelligent controller circuit packs in addition to L-2 e/w L-14 (48V applications) with TL1 command
                language interface software.                                        *
-----------------------------------------------------------------------------------------
FE270   L-FE    Optional front access modem circuit pack in addition to L-FA,
                FB, FC or FD to provide remote access to the controller.
                (Without voice response).                                           *
-----------------------------------------------------------------------------------------
FE270   L-FG    Optional front access peripheral monitoring circuit pack in addition to L-FA, FB, FC or FD to provide access to the monitor
                and control system (see J85501G1 to order modules).                 *
-----------------------------------------------------------------------------------------
FE270   L-FH    Optional front access DataSwitch circuit pack in addition to
                L-FA, FB, FC or FD to provide MCS DataSwitch functionality.         *
-----------------------------------------------------------------------------------------
FE270   L-K1    Optional Reserve Time Predictor Kit. Provides a temperature
                probe and access to software feature.                               *
-----------------------------------------------------------------------------------------
FE270   L-K2    Optional rear lexan cover kit (L-1 or L-3 only).                    *
-----------------------------------------------------------------------------------------
                                   Spare Parts
-----------------------------------------------------------------------------------------
FE270 107199374 Display Board (CP BJG1).                                            *
-----------------------------------------------------------------------------------------
FE270 107172371 Alarm Board (CP BJE1).                                              *
-----------------------------------------------------------------------------------------
FE270 107128886 Rectifier Interface Board (CP BJC1).                                *
-----------------------------------------------------------------------------------------
FE270 107172355 Basic Control Board (CP BJB).                                       *
-----------------------------------------------------------------------------------------
FE270 107172348 Basic Controller Power Board 48V (CP BJA1).                         *
-----------------------------------------------------------------------------------------
FE270 107284473 Basic controller Power Board 24V (CP BJA2).                         *
-----------------------------------------------------------------------------------------
FE270 107381915 Intelligent control Board with TL1 (CP BJA1).                       *
-----------------------------------------------------------------------------------------
FE270 107243834 Intelligent Controller Power Board 48V (CP BJJ1).                   *
-----------------------------------------------------------------------------------------
FE270 107284481 Intelligent Controller Power Board 24V (CP BJJ2).                   *
-----------------------------------------------------------------------------------------
FE270 107284499 Modem Board (CP BJL2).                                              *
-----------------------------------------------------------------------------------------
FE270 107243867 Peripheral Monitor Board (CP BJM1).                                 *
-----------------------------------------------------------------------------------------
FE270 107243842 DataSwitch Board (CP BJK1).                                         *
-----------------------------------------------------------------------------------------
FF010 406530725 1-1/3 Ampere Fuse (GMT).                                            *
-----------------------------------------------------------------------------------------
80231 406203976 3 Ampere Fuse (GMT).                                                *
-----------------------------------------------------------------------------------------
FE124 406526079 Battery BR2032 for CP BJH                                           *
-----------------------------------------------------------------------------------------
FE282 848520383 Galaxy Gateway Basic Kit for Galaxy SC Rear Access Controller.      *
-----------------------------------------------------------------------------------------
FE282 848520391 Galaxy Gateway Basic Kit for Galaxy SC Front Access Controller.     *
-----------------------------------------------------------------------------------------

                            Controllers & Monitors
                               Section 3 Page 35

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                            Controllers & Monitors

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
           J85501G1 Peripheral Monitoring System for Galaxy Controller
-----------------------------------------------------------------------------------------
FZ780     L-9   Equipment & Wiring to provide one relay module. Includes one monitoring unit, one interconnection unit (with terminal
                blocks).                                                            *
-----------------------------------------------------------------------------------------
FE270     L-21  Equipment & Wiring to provide one shunt monitoring module (-50 to +150 mvdc). Includes one monitoring unit, one interconnection unit (with terminal blocks), and 100K OHM current limiting
                resistor assemblies for 6 channels.                                 *
-----------------------------------------------------------------------------------------
FE270   L-22    Equipment & Wiring to provide one voltage monitoring module
                (0-200 vdc). Includes one monitoring unit, one interconnection unit (with terminal blocks), and 100K OHM current limiting
                resistor assemblies for 6 channels.                                 *
-----------------------------------------------------------------------------------------
FE270   L-23    Equipment & Wiring to provide one 100MVDC transducer module.
                Includes one monitoring unit, one interconnection unit (with terminal blocks), and 100K OHM current limiting resistor
                assemblies for 6 channels.                                          *
-----------------------------------------------------------------------------------------
FE270   L-24    Equipment & Wiring to provide one voltage monitoring module
                (0-3 vdc). Includes one monitoring unit, one interconnection unit (with terminal blocks)., and 100K OHM current limiting
                resistor assemblies for 6 channels.                                 *
-----------------------------------------------------------------------------------------
FE270   L-25    Equipment & Wiring to provide one voltage monitoring module
                (0-16 vdc). Includes one monitoring unit, one interconnection unit (with terminal blocks), and 100K OHM current limiting
                resistor assemblies for 6 channels.                                 *
-----------------------------------------------------------------------------------------
FE270   L-26    Equipment & Wiring to provide one voltage monitoring module
                (0-70 vdc). Includes one monitoring unit, one interconnection unit (with terminal blocks), and 100K OHM current limiting
                resistor assemblies for 6 channels.                                 *
-----------------------------------------------------------------------------------------
FE270   L-27    Equipment & Wiring to provide one Binary module. Includes one monitoring unit, one interconnection unit (with terminal
                blocks), and 100K OHM current limiting resistor assemblies for
                6 channels.                                                         *
-----------------------------------------------------------------------------------------
FE270   L-K1    Optional equipment to provide panel for mounting 7 modules in 26
                inch frame (6 inch panel).                                          *
-----------------------------------------------------------------------------------------
FE270   L-K2    Optional equipment to provide mounting bracket for one module on
                a frame with one inch mounting centers (4 inch high).               *
-----------------------------------------------------------------------------------------
FE270   L-K3    Optional equipment to provide mounting bracket for one module on
                a frame with one inch mounting centers (6 inch high).               *
-----------------------------------------------------------------------------------------
                                   Spare Parts
-----------------------------------------------------------------------------------------
FE270 108040924 Control Unit 221D (Voltage Monitor).                                *
-----------------------------------------------------------------------------------------
FE270 108040932 Control Unit 221F (Shunt Monitor).                                  *
-----------------------------------------------------------------------------------------
FE270 847381811 PWB Assembly - Interconnect Module.                                 *
-----------------------------------------------------------------------------------------
FZ776 405298308 Termination Resistor.                                               *
-----------------------------------------------------------------------------------------
FE270 847540424 Voltage Current Limiting Resistor Assembly.                         *
-----------------------------------------------------------------------------------------
FE270 847568920 Shunt Current Limiting Resistor Assembly.                           *
-----------------------------------------------------------------------------------------

                            Controllers & Monitors
                               Section 3 Page 36

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                            Controllers & Monitors

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
FF921 407377704 Monitoring Module Bus Cable (priced per ft).                        *
-----------------------------------------------------------------------------------------
FE270 108040940 A/CU-210J Transducer Module.                                        *
-----------------------------------------------------------------------------------------
FE270 108040890 A/CU-211A Voltage Monitor.                                          *
-----------------------------------------------------------------------------------------
FE270 108040908 A/CU-211B Voltage Monitor.                                          *
-----------------------------------------------------------------------------------------
FE270 108040916 A/CU-211C Voltage Monitor.                                          *
-----------------------------------------------------------------------------------------
FE270 108040957 A/CU-212A Binary Monitor.                                           *
-----------------------------------------------------------------------------------------
FZ780 107307555 A/CU-214A Relay Module.                                             *
-----------------------------------------------------------------------------------------
FZ780 847635851 PWB Assembly-Interconnect Module.                                   *
-----------------------------------------------------------------------------------------
FZ780 847629342 PWB Assembly-Interconnect Module.                                   *
-----------------------------------------------------------------------------------------
FZ780 407209808 Thermistor, 2322-640-64104.                                         *
-----------------------------------------------------------------------------------------
FE270 107381915 Intelligent Control Board with TL1 (CP BJH2).                       *
-----------------------------------------------------------------------------------------
FE270 07243834 Intelligent Controller Power Board 48V (CP BJJ1).                    *
-----------------------------------------------------------------------------------------
FE270 107284481 Intelligent Controller Power Board 48V (CPBJA1).                    *
-----------------------------------------------------------------------------------------
FE270 107284499 Modem Board (CP BJL2).                                              *
-----------------------------------------------------------------------------------------
FE270 107243867 Peripheral Monitor Board (CP BJN1).                                 *
-----------------------------------------------------------------------------------------
FE270 107243842 DataSwitch Board (CP BJK1).                                         *
-----------------------------------------------------------------------------------------
FF010 406530725 1-1/3 Amp Fuse (GMT).                                               *
-----------------------------------------------------------------------------------------
80231 406203976 3 Amp Fuse (GMT).                                                   *
-----------------------------------------------------------------------------------------
FE124 406526079 Battery BR2032 for CP BJH.                                          *
-----------------------------------------------------------------------------------------
                    J85501X1 Battery Thermal Protection Unit
-----------------------------------------------------------------------------------------
FZ780   L-K1    Equipment & wiring to provide one Battery temperature monitor &
                control kit. Includes one control unit, (210A), one
                interconnection module (with terminal blocks), two "paddle type" temperature probes for insertion between batteries, and
                interconnecting wiring.                                             *
-----------------------------------------------------------------------------------------
FZ780   L-K2    Equipment & wiring to provide one Battery temperature monitor &
                control kit . Includes one control unit (210A), one
                interconnection module (with connectors), two "paddle type"
                temperature probes for insertion between batteries and
                interconnecting wiring.                                             *
-----------------------------------------------------------------------------------------
FZ780   L-K3    Equipment & wiring to provide one Battery temperature monitor &
                control kit. Includes one control unit (210A), one
                interconnection module (with connectors), two temperature probes on ring terminals for connection to 1/4" diameter or
                smaller battery post and interconnecting wiring.                    *
-----------------------------------------------------------------------------------------
FZ780   L-K4    Equipment & wiring to provide one Battery temperature monitor &
                control unit (210B), one interconnection module (with
                connectors), two "paddle type" temperature probes for
                insertion between batteries and interconnecting wiring.             *
-----------------------------------------------------------------------------------------
FZ780   L-K10   Same as L-K1 except additional material for connection to an
                ED83123-30 Battery String disconnect.                               *
-----------------------------------------------------------------------------------------
FZ780   L-K20   Equipment to provide interface and proper control between Lucent
                XCS controller (j85501B1) and List K4 (210B modules). This list
                includes the material contained in one List K4.                     *
-----------------------------------------------------------------------------------------

                            Controllers & Monitors
                               Section 3 Page 37

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                            Controllers & Monitors

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
FZ780   L-K30   Equipment and wiring to provide one thermal probe multiplexer kit. Includes one control unit (210E), one interconnection
                module (with connectors).                                           *
-----------------------------------------------------------------------------------------
                            LAST TIME IN PRICE BOOK!
       J85576A1 is being discontinued in its entirety effective 4/20/2000
-----------------------------------------------------------------------------------------
                               J85576A1 OMNIpulse
-----------------------------------------------------------------------------------------
FE124   L-3     Lineage 2000 OMNIpulse (48V input) e/w Microprocessor Board and
                Datalogger Board.                                                   *
-----------------------------------------------------------------------------------------
FE124   L-4     Lineage 2000 OMNIpulse (24V input) e/w Microprocessor Board and
                Datalogger Board.                                                   *
-----------------------------------------------------------------------------------------
FE124   L-5     Lineage 2000 OMNIpulse (48V input) e/w TL1 (including voice).       *
-----------------------------------------------------------------------------------------
FE124   L-6     Lineage 2000 OMNIpulse (24V input) e/w TL1 (including voice).       *
-----------------------------------------------------------------------------------------
FE124 847158318 Optional Datalogger Circuit Pack (Maximum of 3).                    *
-----------------------------------------------------------------------------------------
FE124 846983328 MCS Pass-through Cable Adapter.                                     *
-----------------------------------------------------------------------------------------
FE124   L-KB    Cable set for Current Limiting Resistors when used to monitor
                the shunt on a KS22012 Circuit Breaker.                             *
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
          X.25/TL1 Equipment required with ECS Controllers, OMNIpulse &
                      Galaxy Controller having TL1 Feature
-----------------------------------------------------------------------------------------
FE125 847074507 48V Pad (Packet Assembler/Disassembler) Kit.                        *
-----------------------------------------------------------------------------------------
FE125 847074515 24V Pad (Packet Assembler/Disassembler) Kit.                        *
-----------------------------------------------------------------------------------------
FE125 847074531 DSU (Digital Service Unit) Kit.                                     *
-----------------------------------------------------------------------------------------
FE125 847074549 Installation Shelf Kit.                                             *
-----------------------------------------------------------------------------------------
FE124 847365673 OMNIpulse software upgrade to TL1 kit. Adds TL1 capability to
                L-3 or L-4 CP2 (contains software, converter, wiring & manual).     *
-----------------------------------------------------------------------------------------
           J85577A1 Intelligent Reserve Unit for use with IR Batteries
-----------------------------------------------------------------------------------------
FE611   L-5     Assembly, wiring and equipment for one Lineage 2000 Intelligent
                Reserve Unit (48V input).                                           *
-----------------------------------------------------------------------------------------
FE611   L-10    Equipment always required with L-5 to provide a Battery
                Interface Module for one string of IR Batteries. Order one L-10
                per each Battery String. (Max 6 per List).                          *
-----------------------------------------------------------------------------------------
FE611   L-15    Equipment to provide a supplementary battery channel cable for strings 4 through 6. List 15 required only if the number of
                battery strings is greater than 3.                                  *
-----------------------------------------------------------------------------------------
FE611   L-A     Optional equipment to provide User Channel Cable.                   *
-----------------------------------------------------------------------------------------
FE611   L-B     Optional equipment to provide cable to extend length of battery
                channel cable by 4 feet. Order 8 per each battery string.           *
-----------------------------------------------------------------------------------------

                            Controllers & Monitors
                               Section 3 Page 38

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                             Lineage Power Systems

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
------------------------------------------------------------------------------------------
                         J85500A2 6400 Amp Battery Plant
------------------------------------------------------------------------------------------
FZ752   L-1A    Framework, assembly, wiring & equipment for one 15" deep
                initial distribution bay e/w 1300A capacity distribution feeder
                bus mounted on the top half of the bay.                             *
------------------------------------------------------------------------------------------
FZ752   L-2     Supplemental Distribution Bay, 1300 Amp Capacity, 15 inches
                deep.                                                               *
------------------------------------------------------------------------------------------
FZ752   L-3     Supplemental Rectifier Bay.                                         *
------------------------------------------------------------------------------------------
FZ752   L-4     Framework, assembly, wiring & equipment for one 15" deep
                initial distribution bay e/w 1300A capacity distribution feeder
                bus mounted on the top half of the bay.                             *
------------------------------------------------------------------------------------------
FZ752   L-5A    Framework, assembly, wiring & equipment for one 15" deep
                supplementary distribution bay for a maximum of 2600A capacity
                e/w two 1300A capacity distribution panel feeder buses.             *
------------------------------------------------------------------------------------------
FZ752   L-6     Equipment and wiring required with L-1A, 2 or 5A to provide
                Alarm indicator panel LED for "FAJ" alarm for the -48V plant
                when specified.                                                     *
------------------------------------------------------------------------------------------
FZ752   L-7     Framework, assembly, wiring & equipment for one 15 inch deep supplementary distribution bay for a split bus bar with two
                1300 amp capacity distribution panel feeder buses.                  *
------------------------------------------------------------------------------------------
FZ752   L-11   Box framework assembly, wiring & equipment for 1, 30 inch deep,
               36 inch wide initial distribution bay e/w 4800A capacity
               distribution feeder buses for distributing up to 1800A to panels mounted above the controller and 3000A to panels mounted below
               the controller.                                                      *
------------------------------------------------------------------------------------------
FZ752   L-12   Box framework assembly, wiring and equipment for 1, 30 inch deep,
               36 inch wide supplemental distribution bay e/w 4800A capacity distribution feeder buses running from the top to the bottom of
               the bay.                                                             *
------------------------------------------------------------------------------------------
FZ752   L-AA   Required w/L-1A for a 1300A capacity distribution panel feeder
               bus assembly mounted in the lower half of bay.                       *
------------------------------------------------------------------------------------------
FZ752   L-B    Required with L-1A, 2 or 5A to provide a 2 inch blank panel for
               unequipped fuse or circuit breaker positions.                        *
------------------------------------------------------------------------------------------
FZ752   L-C    Required with L-1A, 2 or 5A to provide a 3 inch blank panel for
               unequipped fuse or circuit breaker positions.                        *
------------------------------------------------------------------------------------------
FZ752   L-D    Required with L-1A, 2 or 5A to provide a 4 inch blank panel for
               unequipped fuse or circuit breaker positions.                        *
------------------------------------------------------------------------------------------
FZ752   L-E    Required with L-1A, 2 or 5A to provide a 6 inch blank panel for
               unequipped fuse or circuit breaker positions.                       *
------------------------------------------------------------------------------------------
FZ752   L-F    Required with L-1A, 2 or 5A to provide a 9 inch blank panel for
               unequipped fuse or circuit breaker positions.                        *
------------------------------------------------------------------------------------------
FZ752   L-G    Equipment required with L-1A to provide a 7 inch blank panel, intended to occupy the space directly below a J85503A rectifier.
               (1 required).                                                        *
------------------------------------------------------------------------------------------
FZ752   L-J    Required with L-3 to provide a 26 inch blank panel. Intended to occupy the space of 1 unequipped rectifier position for
               rectifiers per J85503A (max 2).                                      *
------------------------------------------------------------------------------------------
FZ752   L-K    Equipment required with L-1A to mount one, 100A, 3 Phase
               Rectifier per J85503A1 or one 50A, 1 phase Rectifier per J85502B1
               in lower half of bay in lower half of bay.                           *
------------------------------------------------------------------------------------------

                             Lineage Power Systems
                               Section 4 Page 39

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                             Lineage Power Systems

------------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
FZ752   L-L    Equipment required with L-3 to provide a baffle for use with
               100A 3 Phase Rectifier per J85503A or with L-1A or 3 to provide a
               baffle for use with a 50A rectifier per J85502B.                     *
-----------------------------------------------------------------------------------------
FZ752   L-M    Equipment required with L-1A to mount one 24 or 48 volt 125A rectifier per J85502C in lower half of bay. (Omits panel &
               brackets to accommodate rectifier & provides a new panel & a
               6-inch baffle assembly).                                             *
-----------------------------------------------------------------------------------------
FZ752   L-N    Required with L-3 to provide a 2 inch baffle when more than one
               (1) 24 volt, 125A rectifier is equipped in supplementary bay.        *
-----------------------------------------------------------------------------------------
FZ752   L-P    Required with L-3 to provide a 7 inch baffle when more than one
               (1) 48 volt, 125 Amp rectifier is equipped in the supplementary
               bay.                                                                 *
-----------------------------------------------------------------------------------------
FZ752   L-Q   Required with L- 3 to provide additional cable brackets when 24V,
              125 Amp rectifiers are being employed in the supplementary bay.       *
-----------------------------------------------------------------------------------------
FZ752   L-R    Apparatus always required with L-6 when specified in a -48V 1300
               or 2600A Initial Bay.                                                *
-----------------------------------------------------------------------------------------
FZ752   L-S    Apparatus always required with L-6 when specified in a -48V,
               1300A supplementary Bay.                                             *
-----------------------------------------------------------------------------------------
FZ752   L-T    Apparatus always required with L-6 when specified in a -48V,
               2600A supplementary Bay.                                             *
-----------------------------------------------------------------------------------------
FZ752   L-U    Equipment required with L-2 to provide a 12 lead connection to
               discharge bus bar.                                                   *
-----------------------------------------------------------------------------------------
FZ752   L-V    Equipment required with L-1A when e/w a Galaxy controller and
               J85702B2 rectifier shelf. Provides appropriate rear brackets and
               cover.                                                               *
-----------------------------------------------------------------------------------------
FZ752   L-W    Equipment required to mount one J85702B2 rectifier shelf.            *
-----------------------------------------------------------------------------------------
FZ752   L-X    Equipment required with L-1A e/w L-AA, or L-2 or 5A to extend the footprint depth to 18 inches for additional cabling space. (If
               end covers are required order L-KF).                                 *
-----------------------------------------------------------------------------------------
FZ752   L-Y    Equipment required w/L-1A, 2 or 5A to provide a spare fuse holder panel to accommodate 12 TPS/TP 20 GMT fuses. L-Y is e/w only 4 of a possible 12 spare fuse holders, enough to accommodate a fully loaded J85500A2 Bay. Additional spare fuse holders of various
               types may be ordered & mounted in the field as required.             *
-----------------------------------------------------------------------------------------
FZ752   L-CG   Required with List 1A when the power plant is e/w a Galaxy controller to provide control cables for use with a J85702B2 rectifier shelf when shelf is mounted below Galaxy in 1st
               position.                                                            *
-----------------------------------------------------------------------------------------
FZ752   L-CH   Required with List 1A when the power plant is e/w a Galaxy controller to provide control cables for use with a J85702B2 rectifier shelf when shelf is mounted below Galaxy in 2nd
               position.                                                            *
-----------------------------------------------------------------------------------------
FZ752   L-CK   Required with List 1A when the power plant is e/w a Galaxy controller to provide control cables for use with a J85702B2 rectifier shelf when shelf is mounted below Galaxy in 3rd
               position.                                                            *
-----------------------------------------------------------------------------------------
FZ752   L-KA   Stile Strip Appearance Package for L- 1, 2 or 5.                     *
-----------------------------------------------------------------------------------------
FZ752   L-KB   Stile Strip Appearance Package for L- 1.                             *
-----------------------------------------------------------------------------------------
FZ752   L-KC   Stile Strip Appearance Package for L- 3.                             *
-----------------------------------------------------------------------------------------
FZ752   L-KD   End Cover Appearance Package for L- 1, 2, 3 or 5.                    *
-----------------------------------------------------------------------------------------

                            Lineage Power Systems
                               Section 4 Page 40

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                            Lineage Power Systems

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
FZ752   L-KE   Stile strip appearance package for L-1A e/w Galaxy controller &
               J85702B2 rectifier shelf.                                            *
-----------------------------------------------------------------------------------------
FZ752   L-KF   End cover appearance package for a List 1A e/w a Galaxy
               controller & J85702B2 rectifier shelf.                               *
-----------------------------------------------------------------------------------------
FZ752   L-KG   End cover appearance package for a List 11 or 12 box framework
               (1 per side).                                                        *
-----------------------------------------------------------------------------------------
                            Standard Configurations
-----------------------------------------------------------------------------------------
FZ752 107835308 1 L-1A Control Bay e/w 1 L-6, 1 L-AA, 1 L-R, 1 L-KA, 2 L-KD,
                1 L-F, 1 J85501F1 L-1 e/w 1 L-11, 1 ED83012-30 G-1 e/w 1 G-2,
                1 G-C, 1 G-E, 1 ED83018-31 G-32, 4 ED83018-31 G-16 e/w 20 G-AE,
                5- 406530725, 3- 406204230, 3- 406203976                            *
-----------------------------------------------------------------------------------------
FZ752 107835290 1 L-1A Control Bay e/w 1 L-6, 1 L-R, 1 L-KA, 2 L-KD, 1 L-C,
                1 L-E, 3 L- F, 1 J85501F1 L-1 e/w 1 L-11, 1 ED83012-30 G-1 e/w 1
                G-2, 1 G-C, 1 G- E, 1 ED83018-31 G-32, 1 ED83018-31 G-16 e/w 6
                G-AE, 5- 407530725, 3- 407204230, 3- 406203976                      *
-----------------------------------------------------------------------------------------
FZ752 107843906 1 L-2 Supplemental PBD Bay e/w 1 L-6, 9 L-E, 1 L-T, 1 L_KA,
                1 L_KD, 2 ED83018-31 G-31 e/w 2 G-BP, 2 G-BX, 1 H569-407 G-2
                Anchor Bolt                                                         *
-----------------------------------------------------------------------------------------
FZ752 107843781 1 L-5A Supplemental Bay e/w 1 L-6, 2 L-C, 7 L-E, 1 L-T, 1 L-KA,
                1 L-KD, 2 ED83018-31 G-31 e/w 2 G-BP, 2 G-BX, 1 H569-407 G-2
                Anchor Bolt                                                         *
-----------------------------------------------------------------------------------------
FZ752 107843922 1 L-5A Supl.Bay e/w 1 L-6, 1 L-T, 1 L-KA, 1 L-KD, 2 L-C, 4 L-E,
                5 ED83018-31 G-31 e/w 10 G-BQ                                       *
-----------------------------------------------------------------------------------------
FZ752 107797144 1 L-5A Supl. Bay e/w 1 L-6, 1 L-T, 1 L-KA, 2 L-F, 1 L-E,
                4 ED83018-31 G-16 e/w 20 G-AE                                       *
-----------------------------------------------------------------------------------------
FZ752 108066697 1 L-1A Control Bay e/w 1 L-6, 1 L-AA, 1 L-R, 1 L-KA, 2 L-KD,
                1 L-C, 1 L-E, 1 J85501F1 L-1 e/w 1 L-11, 2 L-1, 2 L-32, 1 L-AB,
                1 L-AE, 1 L-AG, 1 ED83012-30 G-1 e/w 1 G-2, 1 G-C, 1 G-E, 1
                ED83018-31 G-32, 4 ED83018-31 G-16 e/w 8 G-AG                       *
-----------------------------------------------------------------------------------------
FZ752 108257395 1 L-1A Control Bay e/w 1 L-6, 1 L-AA, 1 L-R, 1 L-KA, 2 L-KD,
                1 L-C, 1 L-E, 1 J85501F1 L-1 e/w 1 L-11, 1 L-23, 1 L-36, 1 L-AB,
                1 L-AE, 1 L-AG, 1 ED83012-30 G-1 e/w 1 G-2, 1 G-C, 1 G-E,
                1 ED83018-31 G-32, 4 ED83018-31 G-16                                *
-----------------------------------------------------------------------------------------
FZ752 108087610 1 L-5A Supl. Bay e/w 1 L-6, 1 L-T, 1 L-KA, 2 L-C, 4 L-E,
                5 ED83018-31 G-31 e/w 8 G-BP, 10 G-BX, 2 G-BQ                       *
-----------------------------------------------------------------------------------------
FZ752 108257916 1 L-5A Supl. PBD Bay e/w 1 L-6, 1 L-T, 1 L-KA, 2 L-KD, 1 L-C,
                2 L-E, 1 L-F, 4 ED83018-31 G-16                                     *
-----------------------------------------------------------------------------------------
FZ752 108066705 1 L-5A Supl. PBD Bay e/w 1 L-6, 1 L-t, 1 L-KA, 2 L-KD, 1 L-C,
                2 L-E, 1 L-F, 4 ED83018-31 G-16 e/w 8 G-AG                          *
-----------------------------------------------------------------------------------------
FZ752 107797110 1 L-1A Control Bay e/w 1 L-6, 1 L-AA, 1 L-R, 1 L-KA, 2 L-KD,
                1 L-C, 1 L-F, 1 J85501F1 L-1 e/w 1 L-11, 1 ED83012-30 G-1 e/w 1
                L-2, 1 G-C, 1 G-E, 4 ED83018-31 G-16 e/w 20 G-AE, 1 ED83018-31
                G-32                                                                *
-----------------------------------------------------------------------------------------
                  ED83012-30 Capacitor Charge / Data Set Panel
-----------------------------------------------------------------------------------------
FZ753   G-1    One panel assembly arranged to mount one data set and/or one
               capacitor charge.                                                    *
-----------------------------------------------------------------------------------------

                            Lineage Power Systems
                               Section 4 Page 41

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                            Lineage Power Systems

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
FZ753   G-2    Assembly, wiring & equipment in addition to G-1 for one capacitor
               charge circuit.                                                      *
-----------------------------------------------------------------------------------------
FZ753   G-C    Wiring & equipment always required in addition to L-2. Includes
               bracket assembly, clip and diode.                                    *
-----------------------------------------------------------------------------------------
FZ753   G-D    Equipment required in addition to G-C for 24V plant.                 *
-----------------------------------------------------------------------------------------
FZ753   G-E    Equipment required in addition to G-C for 48V plant.                 *
-----------------------------------------------------------------------------------------
              ED83018-31 Circuit Breaker Panel for J85500A2 Plant
                                 & J85568B BDFB
-----------------------------------------------------------------------------------------
FZ753   G-15   9 inch high Circuit Breaker Panel for 12 circuit breakers, 1-110
               amp capacity.                                                        *
-----------------------------------------------------------------------------------------
FZ753   G-16   9 inch high Circuit Breaker Panel for circuit breakers, 100-600
               amp capacity.                                                        *
-----------------------------------------------------------------------------------------
FZ753   G-17   9 inch high Circuit Breaker Panel and Low Voltage Disconnect for
               DMS 10 application. Arranged to mount two GJ2-Z10 type circuit
               breakers 125 to 250A capacity.                                       *
-----------------------------------------------------------------------------------------
FZ753   G-18   4 inch Fuse Panel for 16, 3-30 amp fuses.                            *
-----------------------------------------------------------------------------------------
FZ753   G-19   6-inch fuse panel for 8, 1-30 and/or 31-60 fuse mountings.           *
-----------------------------------------------------------------------------------------
FZ753   G-20   6 inch Fuse Panel for 4, 70-100 amp fuse mountings without
               shunts.                                                              *
-----------------------------------------------------------------------------------------
FZ753   G-21   6 inch Fuse Panel e/w two 110-200 amp fuse mountings arranged for
               Load Monitoring Shunt.                                               *
-----------------------------------------------------------------------------------------
FZ753   G-22   Fuse pln 6" high e/w 2, 70-100 amp fuse mountings w/out shunts, and 1, 110-200 amp fuse mounting and arranged for load monitoring
               shunt.                                                               *
-----------------------------------------------------------------------------------------
FZ753   G-23   15 inch Switch & Fuse Panel always arranged for load monitoring &
               e/w one KS19392 L-24 Switch & Fuse Unit.                             *
-----------------------------------------------------------------------------------------
FZ753   G-24   Required with G-23 to provide a second Switch & Fuse Unit on
               Right side of Panel for 225 to 600 amp fuses.                        *
-----------------------------------------------------------------------------------------
FZ753   G-25   4 inch Fuse Panel e/w fuse mountings for 48 to 70 type fuses 9/32
               X 1-1/4 inches, 0 to 5 amps.                                         *
-----------------------------------------------------------------------------------------
FZ753   G-26   15 inch fuse panel always arranged for load monitoring & e/w 2,
               KS19393 fuse mountings & arranged for 2 additional fuse
               mountings.                                                           *
-----------------------------------------------------------------------------------------
FZ753   G-27   Required w/G-26 to provide 2 additional 225A to 600A fuse
               mountings with shunts.                                               *
-----------------------------------------------------------------------------------------
FZ753   G-28   Same as G-20 with Bus Bar extensions on load leads for front
               access installation.                                                 *
-----------------------------------------------------------------------------------------
FZ753   G-29   Same as G-21 with Bus Bar extensions on load leads for front
               access installation.                                                 *
-----------------------------------------------------------------------------------------
FZ753   G-30   Same as G-22 with Bus Bar extensions on load leads for front
               access installation.                                                 *
-----------------------------------------------------------------------------------------
FZ753   G-31   6 inch fuse panel e/w two 70 to 600A fuse mountings arranged for
               load monitoring shunts.                                              *
-----------------------------------------------------------------------------------------
FZ753   G-32   6 inch fuse panel providing 20 fuse blocks with capacity for 1 to
               60 amp fuses and equipped with a GMT-type alarm fuse.                *
-----------------------------------------------------------------------------------------
FZ753   G-33   9 inch switch & fuse panel providing 2 switch & fuse units
               capable of holding "TPL" type load fuses from 70 to 600 amps.        *
-----------------------------------------------------------------------------------------

                            Lineage Power Systems
                               Section 4 Page 42

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                             Lineage Power Systems

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
FZ753   G-A    Required with G-19 to provide one 1 to 30 amp fuse mounting. (A
               combination of 8 G-A or B must be furnished).                        *
-----------------------------------------------------------------------------------------
FZ753   G-B    Required with G-19 to provide one 31 to 60 amp fuse mounting. (A
               combination of 8 G-A or B must be furnished).                        *
-----------------------------------------------------------------------------------------
FE286   G-C    Required with G-15 to provide KS22010 circuit breaker with charge
               switch with 1 Amp capacity.                                          *
-----------------------------------------------------------------------------------------
FE286   G-D    Required with G-15 to provide KS22010 circuit breaker with charge
               switch with 3 Amp capacity.                                          *
-----------------------------------------------------------------------------------------
FE286   G-E    Required with G-15 to provide KS22010 circuit breaker with charge
               switch with 5 Amp capacity.                                          *
-----------------------------------------------------------------------------------------
FE286   G-F    Required with G-15 to provide KS22010 circuit breaker with charge
               switch with 10 Amp capacity.                                         *
-----------------------------------------------------------------------------------------
FE286   G-G    Required with G-15 to provide KS22010 circuit breaker with charge
               switch with 15 Amp capacity.                                         *
-----------------------------------------------------------------------------------------
FE286   G-H    Required with G-15 to provide KS22010 circuit breaker with charge
               switch with 20 Amp capacity.                                         *
-----------------------------------------------------------------------------------------
FE286   G-J    Required with G-15 to provide KS22010 circuit breaker with charge
               switch with 25 Amp capacity.                                         *
-----------------------------------------------------------------------------------------
FE286   G-K    Required with G-15 to provide KS22010 circuit breaker with charge
               switch with 30 Amp capacity.                                         *
-----------------------------------------------------------------------------------------
FE286   G-L    Required with G-15 to provide KS22010 circuit breaker with charge
               switch with 40 Amp capacity.                                         *
-----------------------------------------------------------------------------------------
FE286   G-M    Required with G-15 to provide KS22010 circuit breaker with charge
               switch with 45 Amp capacity.                                         *
-----------------------------------------------------------------------------------------
FE286   G-N    Required with G-15 to provide KS22010 circuit breaker with charge
               switch with 50 Amp capacity.                                         *
-----------------------------------------------------------------------------------------
FE286   G-P    Required with G-15 to provide KS22010 circuit breaker with charge
               switch with 60 Amp capacity.                                         *
-----------------------------------------------------------------------------------------
FE286   G-Q    Required with G-15 to provide KS22010 circuit breaker with charge
               switch with 70 Amp capacity.                                         *
-----------------------------------------------------------------------------------------
FE286   G-R    Required with G-15 to provide KS22010 circuit breaker with charge
               switch with 80 Amp capacity.                                         *
-----------------------------------------------------------------------------------------
FE286   G-S    Required with G-15 to provide KS22010 circuit breaker with
               charge switch with 90 Amp capacity.                                  *
-----------------------------------------------------------------------------------------
FE286   G-T    Required with G-15 to provide KS22010 circuit breaker with charge
               switch with 100A capacity.                                           *
-----------------------------------------------------------------------------------------
FE286   G-U    Required with G-15 to provide KS22010 circuit breaker with charge
               switch with 110A capacity.                                           *
-----------------------------------------------------------------------------------------
FZ753   G-V    Equipment required w/G-15 to provide high-inrush CDI type, 30 amp
               circuit breaker. (Use with system 85 or similar applications).       *
-----------------------------------------------------------------------------------------
FZ753   G-W    Required with G-15 to provide high-inrush CDI type circuit
               breaker with 40A capacity.                                           *
-----------------------------------------------------------------------------------------
FZ753   G-X    Required with G-15 to provide high-inrush CDI circuit breaker
               with 100A capacity.                                                  *
-----------------------------------------------------------------------------------------
FE286   G-Y    Required with G-16 to provide KS22010 circuit breaker with charge
               switch with 100A capacity.                                           *
-----------------------------------------------------------------------------------------

                            Lineage Power Systems
                               Section 4 Page 43

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                             Lineage Power Systems


-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
FE286   G-Z    Required with G-16 to provide KS22010 circuit breaker with charge
               switch with 110A capacity.                                           *
-----------------------------------------------------------------------------------------
FE286   G-AA   Required with G-16 to provide KS22010 circuit breaker with charge
               switch with 125A capacity.                                           *
-----------------------------------------------------------------------------------------
FE286   G-AB   Required with G-16 to provide KS22010 circuit breaker with charge
               switch with 150A capacity.                                           *
-----------------------------------------------------------------------------------------
FE286   G-AC   Required with G-16 to provide KS22010 circuit breaker with charge
               switch with 175A capacity.                                           *
-----------------------------------------------------------------------------------------
FE286   G-AD   Required with G-16 to provide KS22010 circuit breaker with charge
               switch with 200A capacity.                                           *
-----------------------------------------------------------------------------------------
FZ753   G-AE   Required with G-16 to provide KS22010 circuit breaker with charge
               switch with 225A capacity.                                           *
-----------------------------------------------------------------------------------------
FE286   G-AF   Required with G-16 to provide KS22010 circuit breaker with charge
               switch with 300A capacity.                                           *
-----------------------------------------------------------------------------------------
FZ753   G-AG   Required with G-16 to provide KS22010 circuit breaker with charge
               switch with 400A capacity.                                           *
-----------------------------------------------------------------------------------------
FE286   G-AH   Required with G-16 to provide KS22010 circuit breaker with charge
               switch with 500A capacity.                                           *
-----------------------------------------------------------------------------------------
FE286   G-AJ   Required with G-16 to provide KS22010 circuit breaker with charge
               switch with 600A capacity.                                           *
-----------------------------------------------------------------------------------------
FZ753   G-AK   Required with G-16 to provide high-inrush GJI type circuit
               breaker with 175A capacity for use with 5KVA Inverter.               *
-----------------------------------------------------------------------------------------
FZ753   G-AL   Required with G-16 to provide High-Inrush GJI type Circuit
               Breaker with 175 amp capacity for use with 10KVA Inverter.           *
-----------------------------------------------------------------------------------------
FZ753   G-AM   Required with G-17 to provide 2 circuit breakers with external
               load monitoring shunt rated 48V, 125A.                               *
-----------------------------------------------------------------------------------------
FZ753   G-AN   Required with G-17 to provide two circuit breakers with external
               load monitoring shunt rated 48V, 150A.                               *
-----------------------------------------------------------------------------------------
FZ753   G-AP   Required with G-17 to provide two circuit breakers with external
               load monitoring shunt rated 48V, 175A.                               *
-----------------------------------------------------------------------------------------
FZ753   G-AQ   Required with G-17 to provide two Circuit Breakers with external
               Load Monitoring Shunt rated 48V, 200A.                               *
-----------------------------------------------------------------------------------------
FZ753   G-AR   Required with G-17 to provide two Circuit Breakers with external
               Load Monitoring Shunt rated 48V, 225A.                               *
-----------------------------------------------------------------------------------------
FZ753   G-AY   Required with G-21, 22, 29 or 30 to provide one load monitoring
               shunt and one 110A fuse.                                             *
-----------------------------------------------------------------------------------------
FZ753   G-AZ   Required with G-21, 22, 29 or 30 to provide one load monitoring
               shunt and one 125A fuse.                                             *
-----------------------------------------------------------------------------------------
FZ753   G-BA   Required with G-21, 22, 29 or 30 to provide one load monitoring
               shunt and one 150A fuse.                                             *
-----------------------------------------------------------------------------------------
FZ753   G-BB   Required with G-21, 22, 29 or 30 to provide one load monitoring
               shunt and one 175A fuse.                                             *
-----------------------------------------------------------------------------------------
FZ753   G-BC   Required with G-21, 22, 29 or 30 to provide one load monitoring
               shunt and one 200A fuse.                                             *
-----------------------------------------------------------------------------------------

                            Lineage Power Systems
                               Section 4 Page 44

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                            Lineage Power Systems

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
FZ753   G-BD   Required with G-23 or 24 to provide one load monitoring shunt and
               two 225A fuses.                                                      *
-----------------------------------------------------------------------------------------
FZ753   G-BE   Required with G-23 or 24 to provide one load monitoring shunt and
               two 300A fuses.                                                      *
-----------------------------------------------------------------------------------------
FZ753   G-BF   Required with G-23 or 24 to provide one load monitoring shunt and
               two 400A fuses.                                                      *
-----------------------------------------------------------------------------------------
FZ753   G-BG   Required with G-23 or 24 to provide one load monitoring shunt and
               two 500A fuses.                                                      *
-----------------------------------------------------------------------------------------
FZ753   G-BH   Required with G-23 or 24 to provide one load monitoring shunt and
               two 600A fuses.                                                      *
-----------------------------------------------------------------------------------------
FZ753   G-BJ   Required with G-26 or 27 to provide one load monitoring shunt and
               one 225A fuse.                                                       *
-----------------------------------------------------------------------------------------
FZ753   G-BK   Required with G-26 or 27 to provide one load monitoring shunt and
               one 300A fuse.                                                       *
-----------------------------------------------------------------------------------------
FZ753   G-BL   Required with G-26 or 27 to provide one load monitoring shunt and
               one 400A fuse.                                                       *
-----------------------------------------------------------------------------------------
FZ753   G-BM   Required with G-26 or 27 to provide one load monitoring shunt and
               one 500A fuse.                                                       *
-----------------------------------------------------------------------------------------
FZ753   G-BN   Required with G-26 or 27 to provide one load monitoring shunt and
               one 600A fuse.                                                       *
-----------------------------------------------------------------------------------------
FZ753   G-BP   Required with G-31 or G-33 to provide fuse block heads for 70-
               250A fuses (Combination of G-BP & BQ must = 2).                      *
-----------------------------------------------------------------------------------------
FZ753   G-BQ   Required with G-31 or G-33 to provide fuse block heads for 300 -
               600A fuses (Combination of G-BP & BQ must=2 & 1 BX must also be
               ordered for each BQ).                                                *
-----------------------------------------------------------------------------------------
FZ753   G-BS   Required with G-31 or 33 for one 150 amp Load Monitoring Shunt.      *
-----------------------------------------------------------------------------------------
FZ753   G-BU   Required with G-31 or 33 for one 300 amp Load Monitoring Shunt.      *
-----------------------------------------------------------------------------------------
FZ753   G-BX   Required with G-31 or 33 for one 600 amp Load Monitoring Shunt.      *
-----------------------------------------------------------------------------------------
FZ753   G-CA   Required with G-17 to provide a second CMI Module for redundant
               applications.                                                       *
-----------------------------------------------------------------------------------------
                                 Pre-configured
                                     Panels
-----------------------------------------------------------------------------------------
FZ753 601803398 ED83018-31 G-15 e/w G-M                                             *
-----------------------------------------------------------------------------------------
FE286 601842925 ED83018-31 G-15 e/w 12 G-N                                          *
-----------------------------------------------------------------------------------------
FE286 601864887 ED83018-31 G-16 e/w 2 G-AC                                          *
-----------------------------------------------------------------------------------------
FE286 601818081 ED83018-31 G-16 e/w 6 GAC                                           *
-----------------------------------------------------------------------------------------
FE286 601854631 ED83018-31 G-16 e/w 2 G-AG                                          *
-----------------------------------------------------------------------------------------
FE286 601864937 ED83018-31 G-16 e/w 2 G-AE                                          *
-----------------------------------------------------------------------------------------
FE286 601818297 ED83018-31 G-16 e/w 4 G-AE                                          *
-----------------------------------------------------------------------------------------
FE286 601818271 ED83018-31 G-16 e/w 6 G-AE                                          *
-----------------------------------------------------------------------------------------
FZ753 107966434 ED83018-31 G-16 e/w 2 G-AF, 2 G-AE                                  *
-----------------------------------------------------------------------------------------
FZ753 107998254 ED83018-31 G-16 e/w 2 G-AJ                                          *
-----------------------------------------------------------------------------------------
FE286 601843055 ED83018-31 G-16 e/w 2 G-Y                                           *
-----------------------------------------------------------------------------------------
FZ753 601809254 ED8308-31 G-29 e/w G-BC                                             *
-----------------------------------------------------------------------------------------
FZ753 601830094 ED83018-31 G-31 e/w 2 G-BP                                          *
-----------------------------------------------------------------------------------------
FZ753 601814593 ED83018-31 G-31 e/w 2 G-BP, 2 G-BU                                  *
-----------------------------------------------------------------------------------------
FZ753 601822398 ED83018-31 G-31 e/w 2 G-BP, 2 G-BX                                  *
-----------------------------------------------------------------------------------------
FZ753 601822505 ED83018-31 G-31 e/w 10 G-BP, 10 G-BX                                *
-----------------------------------------------------------------------------------------
FZ753 601814619 ED83018-31 G-31 e/w 2 G-BQ, 2 G-BX                                  *
-----------------------------------------------------------------------------------------

                            Lineage Power Systems
                               Section 4 Page 45

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                            Lineage Power Systems

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
            ED83019-50 Ground Bus Bar Terminal Assembly for J85500A2
-----------------------------------------------------------------------------------------
FE284   G-1    One 1300A ground bar arranged for mounting on auxiliary framing
               or 15 or 20 inch ladder-type cable rack.                             *
-----------------------------------------------------------------------------------------
FE284   G-3    Material required in addition to G-1 to provide an additional
               1300 ampere ground busbar. (Max 2)                                   *
-----------------------------------------------------------------------------------------
FE284   G-5    One 600 ampere ground bar arranged for one 50, 100, 200, 400 or
               600 ampere shunt and equipment for mounting on auxiliary framing
               or 10, 12 or 15 inch ladder-type cable rack.                         *
-----------------------------------------------------------------------------------------
FE284   G-7    Material required in addition to G-5 to provide an additional
               ground bar for additional terminating positions. (Max 2)             *
-----------------------------------------------------------------------------------------
FE284   G-9    One 2600 ampere ground bar arranged for mounting on auxiliary
               framing or 20 or 25 inch ladder-type cable rack.                     *
-----------------------------------------------------------------------------------------
FE284   G-11   Material required in addition to G-9 to provide an additional
               2600 ampere ground busbar. (Max 2)                                   *
-----------------------------------------------------------------------------------------
FE284   G-C    Equipment and mounting material required in addition to G-5 to
               provide a 50mv shunt with a capacity of 200 amps.                    *
-----------------------------------------------------------------------------------------
FE284   G-D    Equipment and mounting material required in addition to G-5 to
               provide a 50mv shunt with a capacity of 400 amps.                    *
-----------------------------------------------------------------------------------------
FE284   G-E    Equipment and mounting material required in addition to G-5 to
               provide a 50mv shunt with a capacity of 600 amps.                    *
-----------------------------------------------------------------------------------------
                   J85500K1 FLEXIBLE POWER SYSTEM SPARE PARTS
-----------------------------------------------------------------------------------------
  List 10 provides one Converter Shelf with 24V input and -48V output (gray), arranged for one (1) 115B Monitor and Control Unit and a maximum of six (6)
            693AA Converters, arranged for distribution as follows:
-----------------------------------------------------------------------------------------
FZ790 106676299 693AA, 24V/-48V DC/DC Converter (10A).                              *
-----------------------------------------------------------------------------------------
FZ790 106938764 115B Monitor & Control Unit for 24V DC input converter              *
-----------------------------------------------------------------------------------------
FZ790 106938772 115C Monitor & Control Unit, (1 per Service. Area).                 *
-----------------------------------------------------------------------------------------
FF040 405181983 2 amp telecom fuse, (2 per system).                                 *
-----------------------------------------------------------------------------------------
FF040 405673146 1-1/3 amp telecom fuse, (1 per system).                             *
-----------------------------------------------------------------------------------------
FF040 405725433 7-1/2 amp telecom fuse, (2 per system).                             *
-----------------------------------------------------------------------------------------
FF040 406159061 5 amp telecom fuse, (2 per system).                                 *
-----------------------------------------------------------------------------------------
FF040 406159236 10 amp telecom fuse, (2 per system).                                *
-----------------------------------------------------------------------------------------
FF041 406976886 1-1/4 amp (74A type) fuse, (2 per system).                          *
-----------------------------------------------------------------------------------------
FF041 406976894 1/2 amp telecom fuse, (2 per system).                               *
-----------------------------------------------------------------------------------------
FF041 406976910 3 amp (74B type) fuse, (2 per system).                              *
-----------------------------------------------------------------------------------------
FF041 406976977 5 amp (74C type) fuse, (2 per system).                              *
-----------------------------------------------------------------------------------------
FZ770 406976985 3 amp telecom fuse, (2 per system).                                 *
-----------------------------------------------------------------------------------------
FF041 406976993 10 amp (74D type) fuse, (2 per system).                             *
-----------------------------------------------------------------------------------------
FF041 406977009 15 amp (74E type) fuse, (2 per system).                             *
-----------------------------------------------------------------------------------------
FF041 406977017 7-1/2 amp (74J type) fuse, (2 per system).                          *
-----------------------------------------------------------------------------------------
FF041 406977520 1/2 amp (70G type) alarm fuse, (4 per system).                      *
-----------------------------------------------------------------------------------------
FF041 406977538 20 amp (74F type) fuse, (2 per system).                             *
-----------------------------------------------------------------------------------------

                            Lineage Power Systems
                               Section 4 Page 46

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                            Lineage Power Systems

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
FZ790 847017548 Spare Fan Assembly, (6 per Service. Area).                          *
-----------------------------------------------------------------------------------------
FF020 406746313 KS23626 L-20, 3 amp plug-in circuit breaker.                        *
-----------------------------------------------------------------------------------------
FF020 406746321 KS23626 L-21, 5 amp plug-in circuit breaker.                        *
-----------------------------------------------------------------------------------------
FF020 406746339 KS23626 L-22, 10 amp plug-in circuit breaker.                       *
-----------------------------------------------------------------------------------------
FE113 406746347 KS23626 L-23, 15 amp plug-in circuit breaker.                       *
-----------------------------------------------------------------------------------------
FF020 406746354 KS23626 L-24, 20 amp plug-in circuit breaker.                       *
-----------------------------------------------------------------------------------------
FF020 406746362 KS23626 L-25, 30 amp plug-in circuit breaker.                       *
-----------------------------------------------------------------------------------------
               Discontinued Availability Postponed until 5-1-2001
-----------------------------------------------------------------------------------------
                        J85500S1 1800 Amp Battery Plant
-----------------------------------------------------------------------------------------
FZ760   L-1    Initial rectifier cabinet e/w two side covers, a rear cover, &
               plant bus bars rated at 1800 Amps. (Space for 4 rectifier
               shelves).                                                            *
-----------------------------------------------------------------------------------------
FZ760   L-2    Supplementary rectifier cabinet e/w rear cover and plant bus bars
               rated for 1800 Amps. (Space for 4 rectifier shelves).                *
-----------------------------------------------------------------------------------------
FZ760   L-3    Distribution cabinet e/w rear cover, alarm indicator panel and
               charge & discharge bus rated for 1800 Amps.                          *
-----------------------------------------------------------------------------------------
FZ760   L-4    Equipment required with L- 1 or 2 for a 150A rectifier housing.      *
-----------------------------------------------------------------------------------------
FZ760   L-5    Equipment required with L- 1 or 3 for an AC termination panel.       *
-----------------------------------------------------------------------------------------
FZ760   L-6    Equipment required with L- 1 or 2 for an AC circuit breaker box
               equipped with (4) 40A breakers.                                      *
-----------------------------------------------------------------------------------------
FZ760   L-8    Optional Equipment required with L- 1 for an 1800 Amp LVD.           *
-----------------------------------------------------------------------------------------
FZ760   L-9    Optional Equipment required with L- 1 for a 1200 Amp Shunt.          *
-----------------------------------------------------------------------------------------
FZ760   L-10   Optional Equipment required with L- 1 for a 2000 Amp Shunt.          *
-----------------------------------------------------------------------------------------
FZ760   L-13   Framework, assembly, wiring & equipment for one distribution bay arranged for L-17 or 18 low voltage load disconnect. Provides a
               2200mm X 643mm X 500mm cabinet e/w a 1800 amp capacity
               distribution feeder bus running from the top to the bottom of the
               bay.                                                                 *
-----------------------------------------------------------------------------------------
FZ760   L-18   Optional equipment required with L-13 for a 1800A LVD/R feature.     *
-----------------------------------------------------------------------------------------
FZ760   L-C    Optional Equipment with L- 3 for a 3 inch blank panel.               *
-----------------------------------------------------------------------------------------
FZ760   L-E    Optional Equipment with L- 3 for a 6 inch blank panel.               *
-----------------------------------------------------------------------------------------
FZ760   L-F    Optional Equipment with L- 3 for a 9 inch blank panel.               *
-----------------------------------------------------------------------------------------
FZ760   L-K    Mounting & wiring hardware required with L-1 when e/w the
               J85501E2 ECS-12U controller.                                         *
-----------------------------------------------------------------------------------------
FZ760   L-L    Wiring required with L-2 when used with the J85501E2 ECS-12U
               controller.                                                          *
-----------------------------------------------------------------------------------------
FZ760   L-M    Wiring required with L-2 when used with the J85501F1 Galaxy
               controller.                                                          *
-----------------------------------------------------------------------------------------
FZ710 847360161 Equipment required for each L-4 to provide three 1PS302A power
                modules for the 150A rectifier housing. Order as separate item.     *
-----------------------------------------------------------------------------------------
FE125 847366788 Equipment for plant controller to provide microprocessor circuit
               (CP2). CP2 provides remote/local monitoring & control functions.     *
-----------------------------------------------------------------------------------------
FE125 846575223 Equipment for plant controller to provide datalogger circuit pack (CP3), a data acquisition circuit pack that always requires
                a CP2 microprocessor board.                                         *
-----------------------------------------------------------------------------------------
FE125 846632982 Same as 847366796 (CP2) with remote termination panel.              *
-----------------------------------------------------------------------------------------

                            Lineage Power Systems
                               Section 4 Page 47

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                            Lineage Power Systems

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
                 Spare Parts for Discontinued ECS Power Plants
-----------------------------------------------------------------------------------------
                                    H569-416
                                  Spare Parts
-----------------------------------------------------------------------------------------
FE138 107310187 50 Amp Switchmode Rectifier                                         *
-----------------------------------------------------------------------------------------
FE125 847366788 CP2 without Voice                                                   *
-----------------------------------------------------------------------------------------
FE125 847366820 CP2 with X.25/TL1                                                   *
-----------------------------------------------------------------------------------------
FE125 846575223 48V / CP3 Datalogger                                                *
-----------------------------------------------------------------------------------------
FE125 846632982 CP3 with Remote Termination Panel                                   *
-----------------------------------------------------------------------------------------
FF020 406746339 10 Amp Circuit Breaker                                              *
-----------------------------------------------------------------------------------------
FF020 406746354 20 Amp Circuit Breaker                                              *
-----------------------------------------------------------------------------------------
FF020 406746362 30 Amp Circuit Breaker                                              *
-----------------------------------------------------------------------------------------
FE113 406746370 45 Amp Circuit Breaker                                              *
-----------------------------------------------------------------------------------------
FF020 406746388 60 Amp Circuit Breaker                                              *
-----------------------------------------------------------------------------------------
FF020 406746313 3 Amp Circuit Breaker                                               *
-----------------------------------------------------------------------------------------
FF020 406746321 5 Amp Circuit Breaker                                               *
-----------------------------------------------------------------------------------------
FE113 406746347 15 Amp Circuit Breaker                                              *
-----------------------------------------------------------------------------------------
                              J85500D3 Spare Parts
-----------------------------------------------------------------------------------------
FF020 406746313 3A plug-in circuit breaker kit (KS23616, L20)                       *
-----------------------------------------------------------------------------------------
FF020 406746321 5A plug-in circuit breaker kit (KS23616, L21)                       *
-----------------------------------------------------------------------------------------
FE113 406746347 15A plug-in circuit breaker kit (KS23616, L23)                      *
-----------------------------------------------------------------------------------------
FF020 406746339 10A plug-in circuit breaker kit (KS23616, L22)                      *
-----------------------------------------------------------------------------------------
FF020 406746354 20A plug-in circuit breaker kit (KS23616, L24)                      *
-----------------------------------------------------------------------------------------
FF020 406746362 30A plug-in circuit breaker kit (KS23616, L25)                      *
-----------------------------------------------------------------------------------------
FE113 406746370 45A plug-in circuit breaker kit (KS23616, L26)                      *
-----------------------------------------------------------------------------------------
FF020 406746388 60A plug-in circuit breaker kit (KS23616, L27)                      *
-----------------------------------------------------------------------------------------
FE126 407006329 5A plug-in type fuse (TPA-5)                                        *
-----------------------------------------------------------------------------------------
FZ790 407006345 15A plug-in type fuse (TPA-15)                                      *
-----------------------------------------------------------------------------------------
FZ790 407006352 20A plug-in type fuse (TPA-20)                                      *
-----------------------------------------------------------------------------------------
FZ772 407006378 30A plug-in type fuse (TPA-30)                                      *
-----------------------------------------------------------------------------------------
FE113 406980797 Fuse Holder (15900-AT)                                              *
-----------------------------------------------------------------------------------------
FF020 407098417 3 Amp Circuit Breaker (KS23616 L-31)                                *
-----------------------------------------------------------------------------------------
FF022 407098425 5 Amp Circuit Breaker (KS23616 L-32)                                *
-----------------------------------------------------------------------------------------
FF022 407098433 10 Amp Circuit Breaker (KS23616 L-33)                               *
-----------------------------------------------------------------------------------------
FF022 407098458 15 Amp Circuit Breaker (KS23616 L-34)                               *
-----------------------------------------------------------------------------------------
FF020 407098474 20 Amp Circuit Breaker (KS23616 L-36)                               *
-----------------------------------------------------------------------------------------
FF020 407098482 25 Amp Circuit Breaker (KS23616 L-37)                               *
-----------------------------------------------------------------------------------------
FF020 407098490 30 Amp Circuit Breaker (KS23616 L-38)                               *
-----------------------------------------------------------------------------------------
FF020 407245448 40 Amp Circuit Breaker (KS23616 L-48)                               *
-----------------------------------------------------------------------------------------
FF020 407098516 45 Amp Circuit Breaker (KS23616 L-40)                               *
-----------------------------------------------------------------------------------------
FF020 407098524 50 Amp Circuit Breaker (KS23616 L-41)                               *
-----------------------------------------------------------------------------------------
FF022 407098532 60 Amp Circuit Breaker, 2 positions (KS23616 L-42)                  *
-----------------------------------------------------------------------------------------
FF020 407098540 70 Amp Circuit Breaker, 2 positions (KS23616 L-43)                  *
-----------------------------------------------------------------------------------------
FF020 407098557 80 Amp Circuit Breaker, 2 positions (KS23616 L-44)                  *
-----------------------------------------------------------------------------------------
FF020 407098565 90 Amp Circuit Breaker, 2 positions (KS23616 L-45)                  *
-----------------------------------------------------------------------------------------

                            Lineage Power Systems
                               Section 4 Page 48

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                            Lineage Power Systems

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
FF020 407098573 100 Amp Circuit Breaker, 2 positions (KS23616 L-46)                 *
-----------------------------------------------------------------------------------------
                         24 Cell Battery String Options
-----------------------------------------------------------------------------------------
FF834 407435825 (1) 375AH, 2VR375E Battery. 24 required per string. (Max 7
                strings per plant). (2) Recommended Float Voltage -54.48V.          *
-----------------------------------------------------------------------------------------
FF886 846808764 (1) Inter-Tier Cable Kit ordered separately & always required
                (3 required per string).                                            *
-----------------------------------------------------------------------------------------
FF834 407435841 (1) 250AH, 2VR250E Battery. 24 required per string. (Max 7
                strings per plant). (2) Recommended Float Voltage -54.48V.          *
-----------------------------------------------------------------------------------------
FF886 846808764 (1) Inter-Tier Cable Kit ordered separately & always required.
                (3 required per string).                                            *
-----------------------------------------------------------------------------------------
                         23 Cell Battery String Options
-----------------------------------------------------------------------------------------
FF834 407435825 (1) 375AH, 2VR375E Battery. 23 required per string. (Max 7
                strings per plant). (2) Recommended Float Voltage -52.21V.          *
-----------------------------------------------------------------------------------------
FF886 846808764 (1) Inter-Tier Cable Kit ordered separately & always required.
                (3 required per string).                                            *
-----------------------------------------------------------------------------------------
FF834 407435841 (1) 250AH, 2VR250E Battery. 23 required per string. (Max 7
                strings per plant). (2) Recommended Float Voltage -52.21V.          *
-----------------------------------------------------------------------------------------
FF834 407436583 Dummy Battery. Always required with 23-Cell Arrangements.           *
-----------------------------------------------------------------------------------------
FF886 846808764 (1) Inter-Tier Cable Kit ordered separately & always required.
                (3 required per string).                                            *
-----------------------------------------------------------------------------------------
                         12 Cell Battery String Options
-----------------------------------------------------------------------------------------
FF834 407435858 (1) 125AH, 4VR125EL Battery. 12 required per string. (Max 7
                strings per plant). (2) Recommended Float Voltage -54.48V.          *
-----------------------------------------------------------------------------------------
FF886 846808764 (1) Inter-Tier Cable Kit ordered separately & always required.
                (3 required per string).                                            *
-----------------------------------------------------------------------------------------
FE113 846481232 Battery Cable Kit - 30 feet of KS20921 1/0 cable, 4 cable lugs,
                and associated hardware.                                            *
-----------------------------------------------------------------------------------------
                               Controller Options
-----------------------------------------------------------------------------------------
FE125 847366788 One microprocessor Circuit Pack (CP2) which provides
                remote/local monitoring and control functions.                      *
-----------------------------------------------------------------------------------------
FE125 846575223 One BAC1 Datalogger Circuit Pack (CP3) which always requires a
                CP2 with or without voice.                                          *
-----------------------------------------------------------------------------------------
FE125 846632982 One BAC2 datalogger circuit. pack. (CP3) with remote termination panel which allows external connection to the (CP3) Circuit
                Pack.                                                               *
-----------------------------------------------------------------------------------------
FE125 847366820 CP2 without voice, but with X.25/TL1 feature.                       *
-----------------------------------------------------------------------------------------
                       Miscellaneous Kits and Assemblies
-----------------------------------------------------------------------------------------
FE113 846826378 AC cable assembly (set of 3) for rectifier shelf assembly. One
                (1) required per shelf.                                             *
-----------------------------------------------------------------------------------------
FE113 846730661 Rear Cover Kit for upper half of Bay.                               *
-----------------------------------------------------------------------------------------
                              J85500E2 Spare Parts
-----------------------------------------------------------------------------------------
FE140 107306599 +24V 100 amp Rectifier.                                             *
-----------------------------------------------------------------------------------------
FE114 846786499 20 amp Circuit Breaker Kit for use with L- 4 distribution
                module.                                                             *
-----------------------------------------------------------------------------------------
FE114 846786507 30 amp Circuit Breaker Kit for use with L- 4 distribution
                module.                                                             *
-----------------------------------------------------------------------------------------
FE113 406746370 45 amp Circuit Breaker Kit for use with L- 4 distribution
                module.                                                             *
-----------------------------------------------------------------------------------------

                            Lineage Power Systems
                               Section 4 Page 49

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                            Lineage Power Systems

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
FF020 406746388 60 amp Circuit Breaker Kit for use with L- 4 distribution
                module.                                                             *
-----------------------------------------------------------------------------------------
FE114 846814457 100 amp Circuit Breaker Kit for use with L- 3 distribution
                module.                                                             *
-----------------------------------------------------------------------------------------
FE114 846814465 225 amp Circuit Breaker Kit for use with L- 3 distribution
                module.                                                             *
-----------------------------------------------------------------------------------------
FF020 406746313 3A plug-in circuit breaker kit for use with L- 4 distribution
                module.                                                             *
-----------------------------------------------------------------------------------------
FF020 406746321 5A plug-in circuit breaker kit for use with L- 4 distribution
                module.                                                             *
-----------------------------------------------------------------------------------------
FE113 406746347 15A plug-in circuit breaker kit for use with L- 4 distribution
                module.                                                             *
-----------------------------------------------------------------------------------------
FE125 847366762 Microprocessor Circuit Pack for Remote/Local Monitoring. (CP2
                w/o voice).                                                         *
-----------------------------------------------------------------------------------------
FE125 847366804 CP2 with TL1.                                                       *
-----------------------------------------------------------------------------------------
FE125 846575223 Datalogger Board CP3.                                               *
-----------------------------------------------------------------------------------------
FE125 846632982 Datalogger Board CP3 with Termination Panel.                        *
-----------------------------------------------------------------------------------------
FF050 846651115 Stile Appearance Kit.                                               *
-----------------------------------------------------------------------------------------
FZ790 106676299 693AA, 24V/-48V DC/DC Converter (10A).                              *
-----------------------------------------------------------------------------------------
FE114 847321957 Rectifier Shelf Assembly.                                           *
-----------------------------------------------------------------------------------------
FE140 407314335 Fan for +24 volt, 100A SR series Rectifier.                         *
-----------------------------------------------------------------------------------------
FE125 106395064 CP1 (113B Controller Unit).                                         *
-----------------------------------------------------------------------------------------
FE125 106394489 Spare Fuse/Low Voltage Disconnect Board.                            *
-----------------------------------------------------------------------------------------
FF845 406281428 Spare Battery for Microprocessor Board.                             *
-----------------------------------------------------------------------------------------
FF040 405673146 1-1/3 amp Fuse.                                                     *
-----------------------------------------------------------------------------------------
FF040 405181983 2 amp Fuse.                                                         *
-----------------------------------------------------------------------------------------
FF040 406159061 5 amp Fuse.                                                         *
-----------------------------------------------------------------------------------------
FF020 407098417 3 amp single-position circuit breaker for use with L-10
                distribution module.                                                *
-----------------------------------------------------------------------------------------
FF022 407098425 5 amp single position circuit breaker for use with L-10
                distribution module.                                                *
-----------------------------------------------------------------------------------------
FE022 407098433 10 amp single position circuit breaker for use with L-10
                distribution module.                                                *
-----------------------------------------------------------------------------------------
FE022 407098458 15 amp single position circuit breaker for use with L-10
                distribution module.                                               *
-----------------------------------------------------------------------------------------
FF020 407098474 20 amp single position circuit breaker for use with L-10
                distribution module.                                                *
-----------------------------------------------------------------------------------------
FF020 407098482 25 amp single position circuit breaker for use with L-10
                distribution module.                                                *
-----------------------------------------------------------------------------------------
FF020 407098490 30 amp single position circuit breaker for use with L-10
                distribution module.                                                *
-----------------------------------------------------------------------------------------
FF020 407245448 40 amp single position circuit breaker for use with L-10
                distribution module.                                                *
-----------------------------------------------------------------------------------------
FE114 407098508 45 amp two position circuit breaker for use with L-10
                distribution module.                                                *
-----------------------------------------------------------------------------------------
FF020 407098516 45 amp single position circuit breaker with L-10 distribution
                module.                                                             *
-----------------------------------------------------------------------------------------
FF020 407098524 50 amp single position circuit breaker for use with L-10
                distribution module.                                                *
-----------------------------------------------------------------------------------------
FF022 407098532 60 amp two position circuit breaker for use with L-10
                distribution module.                                                *
-----------------------------------------------------------------------------------------
FF020 407098540 70 amp two position circuit breaker for use with L-10
                distribution module.                                                *
-----------------------------------------------------------------------------------------

                            Lineage Power Systems
                               Section 4 Page 50

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                            Lineage Power Systems

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
FF020 407098565 90 amp two position circuit breaker for use with L-10
                distribution module.                                                *
-----------------------------------------------------------------------------------------
FF020 407098573 100 amp two position circuit breaker for use with L-10
                distribution module.                                                *
-----------------------------------------------------------------------------------------
FF997 847301694 Term Lug Kit (4 AWG) with one position adapter.                     *
-----------------------------------------------------------------------------------------
FF997 847301686 Term Lug Kit (6 AWG) with one position adapter.                     *
-----------------------------------------------------------------------------------------
FF997 847301678 Term Lug Kit (8 AWG) with one position adapter.                     *
-----------------------------------------------------------------------------------------
FF997 847301660 Term Lug Kit (10-12 AWG) with one position adapter.                 *
-----------------------------------------------------------------------------------------
FE114 847301702 Term Lug Kit (6 AWG) with 2 position adapter.                       *
-----------------------------------------------------------------------------------------
FE114 847301447 Term Lug Kit (2 AWG) with 2 position adapter.                       *
-----------------------------------------------------------------------------------------
FE114 847301710 Term Lug Kit (1/0 AWG) with 2 position adapter.                     *
-----------------------------------------------------------------------------------------
FZ790 106938764 Monitor and control unit (115B).                                    *
-----------------------------------------------------------------------------------------
FE113 406980797 Fuse Holder, 15900-AT                                               *
-----------------------------------------------------------------------------------------
FE126 407006329 Fuse, TPA-5                                                         *
-----------------------------------------------------------------------------------------
FZ790 407006337 Fuse, TPA-10                                                        *
-----------------------------------------------------------------------------------------
FZ790 407006345 Fuse, TPA-15                                                        *
-----------------------------------------------------------------------------------------
FZ790 407006352 Fuse, TPA-20                                                        *
-----------------------------------------------------------------------------------------
FZ772 407006378 Fuse, TPA-30                                                        *
-----------------------------------------------------------------------------------------
FE125 847074507 Optional 48V Pad Kit for X.25/TL1 Communication System.             *
-----------------------------------------------------------------------------------------
FE125 847074515 Optional 24V Pad Kit for X.25/TL1 Communication System.             *
-----------------------------------------------------------------------------------------
FE125 847074531 Optional Digital Service Unit Kit for X.25/TL1 Communication
                System.                                                             *
-----------------------------------------------------------------------------------------
FE125 847074549 Optional Shelf Kit for X.25/TL1 Communication System.               *
-----------------------------------------------------------------------------------------
                              J85500G2 Spare Parts
-----------------------------------------------------------------------------------------
FE116 107310187 Equipment required with List 1, 2 or 3 for one 50 amp Switch
                Mode Rectifier. Max 3 per rectifier shelf. Max 12 per ECS
                controller.                                                         *
-----------------------------------------------------------------------------------------
FE116 847366788 Optional equipment for plant controller to provide
                Microprocessor Circuit Pack (CP2) for Remote/Local Monitoring
                and control.                                                        *
-----------------------------------------------------------------------------------------
FE116 846575223 Optional equipment for plant controller to provide datalogger circuit pack (CP3) a data acquisition circuit pack that always
                requires a List 5 or 7 (CP2) circuit pack.                          *
-----------------------------------------------------------------------------------------
FE116 846632982 Same as List 8 (CP3) but e/w Remote Termination Panel               *
-----------------------------------------------------------------------------------------

                            Lineage Power Systems
                               Section 4 Page 51

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                              Circuit Breaker Kits

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
  KS22010 Breaker Kits Required with ED83018-31 Group 15 Circuit Breaker Panel
-----------------------------------------------------------------------------------------
FE116 848193686 Equipment for one 1 amp circuit breaker kit. Provides KS22010 circuit breaker and associated connecting equipment for use with
                ED83018-31, G-15 circuit breaker panel. (same as ED83018-31 G-C).   *
-----------------------------------------------------------------------------------------
FE116 848193694 Equipment for one 3 amp circuit breaker kit. Provides KS22010 circuit breaker and associated connecting equipment for use with
                ED83018-31, G-15 circuit breaker pane. (same as ED83018-31 G-D).    *
-----------------------------------------------------------------------------------------
FE116 848193702 Equipment for one 5 amp circuit breaker kit. Provides KS22010 circuit breaker, and associated connecting equipment for use with ED83018-31, G-15 circuit breaker panel. (same as ED83018-31
                G-E).                                                               *
-----------------------------------------------------------------------------------------
FE116 848193561 Equipment for one 10 amp circuit breaker kit. Provides KS22010 circuit breaker and associated connecting equipment for use with
                ED83018-31 G-15 circuit breaker panel. (same as ED83018-31 G-F).    *
-----------------------------------------------------------------------------------------
FE116 848193579 Equipment for one 15 amp circuit breaker kit. Provides KS22010 circuit breaker and associated connecting equipment for use with
                ED83018-31 G-15 circuit breaker panel. (same as ED83018-31 G-G).    *
-----------------------------------------------------------------------------------------
FE116 848193587 Equipment for one 20 amp circuit breaker kit. Provides KS22010 circuit breaker and associated connecting equipment for use with
                ED83018-31 G-15 circuit breaker panel. (same as ED83018-31 G-H).    *
-----------------------------------------------------------------------------------------
FE116 848193595 Equipment for one 25 amp circuit breaker kit. Provides KS22010 circuit breaker and associated connecting equipment for use with
                ED83018-31 G-15 circuit breaker panel. (same as ED83018-31 G-J).    *
-----------------------------------------------------------------------------------------
FE116 848193603 Equipment for one 30 amp circuit breaker kit. Provides KS22010 circuit breaker and associated connecting equipment for use with
                ED83018-31 G-15 circuit breaker panel. (same as ED83018-31 G-K).    *
-----------------------------------------------------------------------------------------
FE116 848193710 Equipment for one 40 amp circuit breaker kit. Provides KS22010 circuit breaker and associated connecting equipment for use with
                ED83018-31 G-15 circuit breaker panel. (same as ED83018-31 G-L).    *
-----------------------------------------------------------------------------------------
FE116 848193611 Equipment for one 45 amp circuit breaker kit. Provides KS22010 circuit breaker and associated connecting equipment for use with
                ED83018-31 G-15 circuit breaker panel. (same as ED83018-31 G-M).    *
-----------------------------------------------------------------------------------------
FE116 848193629 Equipment for one 50 amp circuit breaker kit. Provides KS22010 circuit breaker and associated connecting equipment for use with
                ED83018-31 G-15 circuit breaker panel. (same as ED83018-31 G-N).    *
-----------------------------------------------------------------------------------------
FE116 848193637 Equipment for one 60 amp circuit breaker kit. Provides KS22010 circuit breaker and associated connecting equipment for use with
                ED83018-31 G-15 circuit breaker panel. (same as ED83018-31 G-P).    *
-----------------------------------------------------------------------------------------
FE116 848193728 Equipment for one 70 amp circuit breaker kit. Provides KS22010 circuit breaker and associated connecting equipment for use with
                ED83018-31 G-15 circuit breaker panel. (same as ED83018-31 G-Q).    *
-----------------------------------------------------------------------------------------
FE116 848193736 Equipment for one 80 amp circuit breaker kit. Provides KS22010 circuit breaker and associated connecting equipment for use with
                ED83018-31 G-15 circuit breaker panel. (same as ED83018-31 G-R).    *
-----------------------------------------------------------------------------------------

                              Circuit Breaker Kits
                               Section 5 Page 52

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            Power Systems Price Book
                                   July 2000
                              Circuit Breaker Kits

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
FE116 848193744 Equipment for one 90 amp circuit breaker kit. Provides KS22010 circuit breaker and associated connecting equipment for use with
                ED83018-31 G-15 circuit breaker panel. (same as ED83018-31 G-S).    *
-----------------------------------------------------------------------------------------
FE116 848193678 Equipment for one 100 amp circuit breaker kit. Provides KS22010 circuit breaker and associated connecting equipment for use with
                ED83018-31 G-15 circuit breaker panel. (same as ED83018-31 G-T).    *
-----------------------------------------------------------------------------------------
FE116 848193751 Equipment for one 110 amp circuit breaker kit. Provides KS22010 circuit breaker and associated connecting equipment for use with
                ED83018-31 G-15 circuit breaker panel. (same as ED83018-31 G-U).    *
-----------------------------------------------------------------------------------------
  KS22012 Breaker Kits Required with ED83018-31 Group 16 Circuit Breaker Panel
-----------------------------------------------------------------------------------------
FE116 848193819 One 100A circuit breaker kit. Provides KS22012 single position circuit breaker and associated connecting equipment for use with
                ED83018-31 G-16 circuit breaker panel. (same as ED83018-31 G-Y).    *
-----------------------------------------------------------------------------------------
FE116 848193827 One 110A circuit breaker kit. Provides KS22012 circuit breaker and associated connecting equipment for use with ED83018-31 G-16
                circuit breaker panel. (same as ED83018-31 G-Z).                    *
-----------------------------------------------------------------------------------------
FE116 848193769 One 125A circuit breaker kit. Provides KS22012 single position circuit breaker and associated connecting equipment for use with
                ED83018-31 G-16 circuit breaker panel. (same as ED83018-31 G-AA).   *
-----------------------------------------------------------------------------------------
FE116 848193777 One 150A circuit breaker kit.. Provides KS22012 single posiition circuit breaker and associated connecting equipment for use with
                ED83018-31 G-16 circuit breaker panel. (same as ED83018-31 G-AB).   *
-----------------------------------------------------------------------------------------
FE116 848193785 One 175A circuit breaker kit. Provides KS22012 single position circuit breaker and associated connecting equipment for use with
                ED83018-31 G-16 circuit breaker panel. (same as ED83018-31
                G-AC).                                                              *
-----------------------------------------------------------------------------------------
FZ753 848193793 One 200A circuit breaker kit. Provides KS22012 single position circuit breaker and associated connecting equipment for use with
                ED83018-31 G-16 circuit breaker panel. (same as ED83018-31
                G-AD).                                                              *
-----------------------------------------------------------------------------------------
FE116 848193801 One 225A circuit breaker kit. Provides KS22012 single position circuit breaker and associated connecting equipment for use with
                ED83018-31 G-16 circuit breaker panel. (same as ED83018-31
                G-AE).                                                              *
-----------------------------------------------------------------------------------------
FE116 848193652 One 300A circuit breaker kit. Provides KS22012 two position circuit breaker and associated connecting equipment for use with
                ED83018-31 G-16 circuit breaker panel. (same as ED83018-31
                G-AF).                                                              *
-----------------------------------------------------------------------------------------
FE116 848193660 One 400A circuit breaker kit. Provides KS22012 two position circuit breaker and associated connecting equipment for use with
                ED83018-31 G-16 circuit breaker panel. (same as ED83018-31
                G-AG).                                                              *
-----------------------------------------------------------------------------------------
FE116 848193835 One 500A circuit breaker kit. Provides KS22012 three position circuit breaker and associated connecting equipment for use with
                ED83018-31 G-16 circuit breaker panel. (same as ED83018-31
                G-AH).                                                              *
-----------------------------------------------------------------------------------------
FE116 848193645 One 600A circuit breaker kit. Provides KS22012 three position circuit breaker and associated connecting equipment for use with
                ED83018-31 G-16 circuit breaker panel. (same as ED83018-31
                G-AJ).                                                              *
-----------------------------------------------------------------------------------------

                              Circuit Breaker Kits
                               Section 5 Page 53

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            Power Systems Price Book
                                   July 2000
                              Circuit Breaker Kits

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
FE116 601329766 One 100A circuit breaker kit. Provides circuit breakerand associated connecting equipment for use with ED83018-31 G-16
                circuit breaker panel. (same as ED83182-30 G-Z).                    *
-----------------------------------------------------------------------------------------
FZ760 601464522 One 5A circuit breaker kit. Provides circuit breaker and associated connecting equipment for use with ED83018-31 G-16
                circuit breaker panel. (same as ED83182-30 G-AA).                   *
-----------------------------------------------------------------------------------------
FE116 848241113 One 5A circuit breaker kit. Provides circuit breaker, bus bar, patch cords and associated mounting hardware for use with
                ED83119-30 G-1 or 2 front access circuit breaker panel. (same as
                ED83119-30 G-AA).                                                   *
-----------------------------------------------------------------------------------------
FE116 848241121 One 10A circuit breaker kit. Provides circuit breaker, bus bar, patch cords and associated mounting hardware for use with
                ED83119-30 G-1 or 2 front access circuit breaker panel. (same as
                ED83119-30 G-AB).                                                   *
-----------------------------------------------------------------------------------------
FE116 848241139 One 15A circuit breaker kit. Provides circuit breaker, bus bar, patch cords and associated mounting hardware for use with
                ED83119-30 G-1 or 2 front access circuit breaker panel. (same as
                ED83119-30 G-AJ).                                                   *
-----------------------------------------------------------------------------------------
FE116 848241147 One 20A circuit breaker kit. Provides circuit breaker, bus bar, patch cords and associated mounting hardware for use with
                ED83119-30 G-1 or 2 front access circuit breaker panel. (same as
                ED83119-30 G-AC).                                                   *
-----------------------------------------------------------------------------------------
FE116 848241154 One 30A circuit breaker kit. Provides circuit breaker, bus bar, patch cords and associated mounting hardware for use with
                ED83119-30 G-1 or 2 front access circuit breaker panel. (same as
                ED83119-30 G-AD).                                                   *
-----------------------------------------------------------------------------------------
FE116 848241162 One 45A circuit breaker kit. Provides circuit breaker, bus bar, patch cords and associated mounting hardware for use with
                ED83119-30 G-1 or 2 front access circuit breaker panel. (same as
                ED83119-30 G-AE).                                                   *
-----------------------------------------------------------------------------------------
FE116 848241188 One 60A circuit breaker kit. Provides circuit breaker, bus bar, patch cords and associated mounting hardware for use with
                ED83119-30 G-1 or 2 front access circuit breaker panel. (same as
                ED83119-30 G-AF).                                                   *
-----------------------------------------------------------------------------------------
FE116 848241196 One 80A circuit breaker kit. Provides circuit breaker, bus bar, patch cords and associated mounting hardware for use with
                ED83119-30 G-1 or 2 front access circuit breaker panel. (same as
                ED83119-30 G-AG).                                                   *
-----------------------------------------------------------------------------------------
FE116 848241212 One 100A circuit breaker kit. Provides circuit breaker, bus bar, patch cords and associated mounting hardware for use with
                ED83119-30, G-1 or 2 front access circuit breaker panel. Always
                provided with charge terminal. (same as ED83119-30 G-AH).           *
-----------------------------------------------------------------------------------------
FE116 848241022 One 100A circuit breaker kit. Provides single pole circuit breaker, bus bar, patch cords and associated mounting hardware for use with ED83119-30, G-1 or 2. Always provided with charge
                terminal and shunt. (same as ED83119-30 G-AL).                      *
-----------------------------------------------------------------------------------------
FE116 848241030 One 125A circuit breaker kit. Provides single pole circuit breaker, bus bar, patch cords and associated mounting hardware
                for use with ED83119-30 G-1 or 2. (same as ED83119-30 G-AM).        *
-----------------------------------------------------------------------------------------
FE116 848241048 One 175A circuit breaker kit. Provides single pole circuit breaker, bus bar, patch cords and associated mounting hardware
                for use with ED83119-30, G-1 or 2. (same as ED83119-30 G-AP).       *
-----------------------------------------------------------------------------------------

                              Circuit Breaker Kits
                               Section 5 Page 54

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            Power Systems Price Book
                                   July 2000
                              Circuit Breaker Kits

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
FE286 848241055 One 225A circuit breaker kit. Provides single pole circuit breaker, bus bar, patch cords and associated mounting hardware
                for use with ED83119-30, G-1 or 2. (same as ED83119-30 G-AR).       *
-----------------------------------------------------------------------------------------
FE286 848241063 One 300A circuit breaker kit. Provides double pole circuit breaker, bus bar, patch cords and associated mounting hardware
                for use with ED83119-30, G-1 or 2. (same as ED83119-30 G-AU).       *
-----------------------------------------------------------------------------------------
FE286 848241089 One 400A circuit breaker kit. Provides double pole circuit breaker, bus bar, patch cords and associated mounting hardware
                for use with ED83119-30, G-1 or 2. (same as ED83119-30 G-AV).       *
-----------------------------------------------------------------------------------------
FE116 848241097 One 500A circuit breaker kit. Provides triple pole circuit breaker, bus bar, patch cords and associated mounting hardware
                for use with ED83119-30, G-1 or 2. (same as ED83119-30 G-AW).       *
-----------------------------------------------------------------------------------------
FE116 848241105 One 600A circuit breaker kit. Provides triple pole circuit breaker, bus bar, patch cords and associated mounting hardware
                for use with ED83119-30, G-1 or 2. (same as ED83119-30 G-AX).       *
-----------------------------------------------------------------------------------------
FZ753 848280228 Equipment required with ED83018-31 G-16 to provide high-inrush
                GJIP type circuit breaker with 400 ampere capacity for use with
                a 10Kva Inverter. (2 position)                                      *
-----------------------------------------------------------------------------------------

                              Circuit Breaker Kits
                               Section 5 Page 55

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            Power Systems Price Book
                                   July 2000
                            Ferroresonant Rectifiers

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
------------------------------------------------------------------------------------------
                           J85502A1 25 Amp Rectifier
------------------------------------------------------------------------------------------
FZ710   L-1    Equipment & Wiring for 24V, 25 amp Rectifier. 208V AC or 240V AC
               input (Positive ground system) (Arranged for 208V input).            *
------------------------------------------------------------------------------------------
FZ710   L-2    Equipment & Wiring for 48V, 25 amp Rectifier, 208V AC or 240V AC
               input. (Positive ground system) (Arranged for 208V input).           *
------------------------------------------------------------------------------------------
FZ710   L-10   Required with Lists 1 or 2 to provide digital meter.                 *
------------------------------------------------------------------------------------------
FZ710   L-E    Always required in addition to List 1 or 2 to provide AC/DC
               voltage monitor and shutdown circuit.                                *
------------------------------------------------------------------------------------------
FZ710   L-F    Always required in addition to List 1 or 2 to provide AC/DC
               voltage monitor and shutdown circuit.                                *
------------------------------------------------------------------------------------------
                        J85502B1 50 Amp Ferro Rectifier
------------------------------------------------------------------------------------------
FZ710   L-1    One 24V 50 Amp Rectifier (Arranged for 208/240V input).              *
------------------------------------------------------------------------------------------
FZ710   L-2    One 48V 50 Amp Rectifier (Arranged for 208/240V input).              *
------------------------------------------------------------------------------------------
FZ710   L-10   Digital Meter for Lists 1, 2 or 3                                    *
------------------------------------------------------------------------------------------
FZ710   L-E    Always required with List 1 or 2 to provide AC/DC voltage
               monitor and shutdown circuit without AC voltage alarm.               *
------------------------------------------------------------------------------------------
FZ710   L-F    Always required with List 1 or 2 to provide AC/DC voltage monitor
               and shutdown circuit with AC voltage alarm.                          *
------------------------------------------------------------------------------------------
FZ710   L-WA   Required with List 1, 2 or 3 to provide external sensing.         INCLUDED
------------------------------------------------------------------------------------------
FZ710   L-WB   Required with Lists 1, 2, 3 or 4 to provide for external high
               voltage shutdown signal.                                          INCLUDED
------------------------------------------------------------------------------------------
                             Pre-configured Models
------------------------------------------------------------------------------------------
FZ710 107828279 1 L-2 e/w 1 L-10, 1 L-F, 1 L-WA, 1 L-WB, 1 J85500A2 L-L             *
------------------------------------------------------------------------------------------
FZ752 107798647 1 L-2 e/w 1 L-10, 1 L-F, 1 L-WA, 1 L-WB, 1 J85500A2 L-3 e/w 1
                L-KC, 1 L-KD                                                        *
------------------------------------------------------------------------------------------
                        J85502C1 125 Amp Ferro Rectifier
------------------------------------------------------------------------------------------
FZ710   L-1    One 125 Amp 24V Rectifier.                                           *
------------------------------------------------------------------------------------------
FZ710   L-2    One 125 Amp 48V Rectifier.                                           *
------------------------------------------------------------------------------------------
FZ710   L-B    Required with List 1 to place Circuit Breaker in positive output
               lead.                                                             INCLUDED
------------------------------------------------------------------------------------------
FZ710   L-C    DC Filter Assembly for List 2.                                       *
------------------------------------------------------------------------------------------
FZ710   L-E    Always required with List 1 or 2 to provide AC/DC voltage monitor
                & shutdown circuit without AC voltage alarm.                        *
------------------------------------------------------------------------------------------
FZ710   L-F    Always required in addition to List 1 or 2 to provide AC/DC
               voltage monitor & shutdown circuit with AC voltage alarm.            *
------------------------------------------------------------------------------------------
FZ710   L-WA    External Sensing for List 1 or 2.                                INCLUDED
------------------------------------------------------------------------------------------
FZ710   L-WB   External High Voltage shutdown for List 1 or 2.                   INCLUDED
------------------------------------------------------------------------------------------
                             Pre-configured Models
------------------------------------------------------------------------------------------
FZ752 107828626 1 L-2 e/w 1 L-E, 1 L-WA, 1 L-WB, 1 J85500A2 L-3 e/w 1 L-KC,
                1 L-KD                                                              *
------------------------------------------------------------------------------------------

                            Ferroresonant Rectifiers
                               Section 6 Page 56

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            Power Systems Price Book
                                   July 2000
                            Ferroresonant Rectifiers

------------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
                        J85503A1 100 Amp Ferro Rectifier
-----------------------------------------------------------------------------------------
FZ710   L-1    One 100 Amp 24V Rectifier (Wired for 208V input).                    *
-----------------------------------------------------------------------------------------
FZ710   L-2    One 100 Amp 48V Rectifier (Wired for 208V input).                    *
-----------------------------------------------------------------------------------------
FZ710   L-3    One 100 Amp 24V Rectifier (Wired for 240V input).                    *
-----------------------------------------------------------------------------------------
FZ710   L-4    One 100 Amp 48V Rectifier (Wired for 240V input).                    *
-----------------------------------------------------------------------------------------
FZ710   L-5    One 100 Amp 24V Rectifier (Wired for 480V input).                    *
-----------------------------------------------------------------------------------------
FZ710   L-6    One 100 Amp 48V Rectifier (Wired for 480V input).                    *
-----------------------------------------------------------------------------------------
                             Pre-configured Models
-----------------------------------------------------------------------------------------
FZ710 107828287 1 L-2 e/w 1 L-10, 1 L-16, 1 J85500A2 L-L                            *
-----------------------------------------------------------------------------------------
FZ710 107828295 1 L-6 e/w 1 L-10, 1 L-16, 1 J85500A2 L-L                            *
-----------------------------------------------------------------------------------------
FZ752 107798670 1 L-6 e/w 1 L-10, 1 L-16, 1 J85500A2 L-3 e/w 1 L-KC, 1 L-KD         *
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
            ED83187-30 Filter Assembly for J85503A1 Ferro Rectifier
-----------------------------------------------------------------------------------------
FZ710   G-1    DC Filter Assembly, 24 volt output.                                  *
-----------------------------------------------------------------------------------------
FZ710   G-2    DC Filter Assembly, 24 volt output with additional filtering.        *
-----------------------------------------------------------------------------------------
FZ760   G-3    DC Filter Assembly, 48 volt output.                                  *
-----------------------------------------------------------------------------------------
FZ710   G-4    DC Filter Assembly, 48 volt output with additional filtering.        *
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                    J85503B2 Ferroresonant Rectifier 200 Amp
-----------------------------------------------------------------------------------------
FZ731   L-1   Assembly, wiring & equipment for one rectifier -24Vdc/200 Amp
              (output), 208 Vac/60Hz (input).                                       *
-----------------------------------------------------------------------------------------
FZ731   L-2   Assembly, wiring & equipment for one Rectifier -48Vdc/200 Amp
              (output), 208 Vac/60Hz (input).                                       *
-----------------------------------------------------------------------------------------
FZ731   L-3    Assembly, wiring & equipment for one Rectifier -24Vdc/200 Amp
               (output), 240 Vac/60Hz (input).                                      *
-----------------------------------------------------------------------------------------
FZ731   L-4    Assembly, wiring & equipment for one Rectifier -48Vdc/200 Amp
               (output), 240 Vac/60Hz (input).                                      *
-----------------------------------------------------------------------------------------
FZ731   L-5    Assembly, wiring & equipment for one Rectifier -24Vdc/200 Amp
               (output), 480 Vac/60Hz (input).                                      *
-----------------------------------------------------------------------------------------
FZ731   L-6    Assembly, wiring & equipment for one Rectifier -48Vdc/200 Amp
               (output), 480 Vac/60Hz (input).                                      *
-----------------------------------------------------------------------------------------
FZ731   L-15   Required in addition to List 1, 3 or 5 to provide additional
               output filtering.                                                    *
-----------------------------------------------------------------------------------------
FZ731   L-16   Required in addition to List 2, 4 or 6 to provide additional
               output filtering.                                                    *
-----------------------------------------------------------------------------------------
FZ731   L-B    Required with List 1, 3 or 5 to place circuit breaker in positive
               output lead. (Negative Ground System).                               *
-----------------------------------------------------------------------------------------
FF997 847320835 Anchor Bolt Kit required for Zone 3 & 4 applications.               *
-----------------------------------------------------------------------------------------
                        J85503C3 400 Amp 60Hz Rectifier
-----------------------------------------------------------------------------------------
FZ733   L-1         Framework, assembly, wiring & equipment for one 3-phase
      601462302     Rectifier, - 48 Vdc, 400 amperes output & 208 Vac, 60 Hz
                    input.                                                          *
-----------------------------------------------------------------------------------------
FZ733   L-2         Framework, assembly, wiring & equipment for one 3-phase
                    Rectifier, -48 Vdc, 400 amperes output, & 240 Vac, 60 Hz
                    input.                                                          *
--------------------------------------------------------------------------------

                            Ferroresonant Rectifiers
                               Section 6 Page 57

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            Power Systems Price Book
                                   July 2000
                            Ferroresonant Rectifiers

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
------------------------------------------------------------------------------------------
FZ733   L-3         Framework, assembly, wiring & equipment for one 3-phase
      601816648     Rectifier, - 48 Vdc, 400 amperes output, & 480 Vac, 60 Hz
                    input.                                                          *
-----------------------------------------------------------------------------------------
FZ733   L-4         Framework, assembly, wiring & equipment for one 3-phase
                    Rectifier, - 48 Vdc, 400 amperes output, and 416 Vac, 60 Hz
                    input.                                                          *
-----------------------------------------------------------------------------------------
FZ733   L-6         Replaces the 450 ampere output circuit breaker on L-1,2, 3 &
                    4 with a 500A output circuit breaker.                           *
-----------------------------------------------------------------------------------------
FZ733   L-7         Always required in addition to Lists 1,2,3 & 4 when used in
                    bus bar plant only. (Not required with cable plant).         INCLUDED
-----------------------------------------------------------------------------------------
FZ733   L-8         Option with L-1,2,3 & 4 to provide additional filtering to
                    limit the output noise to 32 DBRN C with a battery present.     *
-----------------------------------------------------------------------------------------
FZ733   L-10        Option replaces several English safety labels, product
                    manual and SD with Spanish translated documents and
                    labels.                                                      INCLUDED
-----------------------------------------------------------------------------------------
FZ733   L-20        Side cover always required in addition to L-1,2,3 & 4
      601920770     when rectifier is either first or last bay in line-up.          *
-----------------------------------------------------------------------------------------
FZ733    L-21       Rear cover always required with Lists 1,2,3 & 4 when
      601920788     rectifier is not installed with its back to another
                    J85503C1, C2, or 2-J87439B1 rectifiers.                         *
-----------------------------------------------------------------------------------------
FZ733    L-K1       Spare circuit modules for List 1 (Order separately).            *
      601452519
-----------------------------------------------------------------------------------------
FZ733    L-K2       Spare circuit modules for List 2 (Order separately).            *
      601452527
-----------------------------------------------------------------------------------------
FZ733    L-K3       Spare circuit modules for List 3 (Order separately).            *
      601452535
-----------------------------------------------------------------------------------------
FZ733    L-K4       Spare circuit modules for List 4 (Order separately).            *
      601452543
-----------------------------------------------------------------------------------------
                             Pre-configured Models
-----------------------------------------------------------------------------------------
FZ733 107831356     1 L-1 e/w 1 L-20, 1 L-21 plus terminating equipment and
                    connecting hardware.                                            *
-----------------------------------------------------------------------------------------
FZ733 107831364     1 L-3 e/w 1 L-20, 1 L-21 plus terminating equipment and
                    connecting hardware.                                            *
-----------------------------------------------------------------------------------------

                            Ferroresonant Rectifiers
                               Section 6 Page 58

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            Power Systems Price Book
                                   July 2000
                             Secondary Distribution

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
           H569-445 Secondary Power Distribution Bay (BDFB / BDCBB)
-----------------------------------------------------------------------------------------
           Standard 7 Ft., Top Feed, Fuse Distribution Configurations
-----------------------------------------------------------------------------------------
FE145 108479114     H569-445 G1 e/w G10A, G20, 3G30B, G61, 3G61A, G70
                    7 ft. Top Feed Cabinet e/w 2 Load Connections; Six -48V
                    Fuse Panels;
                    Internal Discharge Return Bus; 6 Panel Return Bus; Current
                    Meter.                                                          *
-----------------------------------------------------------------------------------------
FE145 108479106     H569-445 G1 e/w G10A, G20, 3G30B, G60, G70
                    7 ft. Top Feed Cabinet e/w 2 load Connections; Six -48V Fuse
                    Panels;
                    External Discharge Return Bus; Current Meter.                   *
-----------------------------------------------------------------------------------------
FE145 108569120     H569-445 G1 e/w G10A, 2G20, 3G30B, G60, G70
                    7 ft. Top Feed Cabinet e/w 4 Load Connections; Six -48V Fuse
                    Panels;
                    External Discharge Return Bus; Current Meter.                   *
-----------------------------------------------------------------------------------------
FE145 108595182     H569-445 G1 e/w G10A, G20, 2G30B, G60, G70
                    7 ft. Top Feed Cabinet e/w 2 Load Connections; Four -48V
                    Fuse Ppanels;
                    External Discharge Return Bus; Current Meter.                   *
-----------------------------------------------------------------------------------------
FE145 108572090     H569-445 G1 e/w G10A, 2G20, 2G30B, G60, g70
                    7 ft. Top Feed Cabinet e/w 4 Load Connections; Four -48V
                    Fuse Panels;
                    External Discharge Return Bus; Current Meter.                   *
-----------------------------------------------------------------------------------------
FE145 108552027     H569-445 G1 e/w G10A, G20, G30B, G60, G70
                    7 ft. Top Feed Cabinet e/w 2 load Connections; Two 48V Fuse
                    Panels;
                    External Discharge Return Bus; Current Meter.                  *
-----------------------------------------------------------------------------------------
FE145 108749151     H569-445 G1 e/w G10A, 3G20, 3G30B, G60, G70
                    7 ft, Top Feed Cabinet e/w 6 load Connections; Six -48V Fuse
                    Panels; 1 Current Meter and 1 External Discharge Return
                    Bus.                                                            *
-----------------------------------------------------------------------------------------
FE145 108730045     H569-445 G1 e/w G10A, 2G20, 3G30B, G61, 3G61A, G70
                    7 ft., Top Feed Cabinet e/w 4 load Connections; Six -48V
                    Fuse Panels;
                    Internal Discharge Return Bus; 6 Panel Return Bus; Current
                    Meter.                                                          *
-----------------------------------------------------------------------------------------
FE145 108773037     H569-445 G1 e/w G10A, 3G20, 3G30B, G60, G70, 848258679,
                    848258687
                    7 Ft, Top Feed Cabinet e/w 6 Load Connections; Six -48V Fuse
                    Panels;
                    External Discharge Return Bus; Current Meter.; External
                    Hardware Busbar Kkit (J85568C1LK1); External Hardware Busbar
                    Kit (J85568C1LK2).                                              *
-----------------------------------------------------------------------------------------
FE145 108764879     H569-445 G1 e/w G10A, 3G20, 3G30B, G61, 3G61A, G70
                    7 Ft., Top Feed Cabinet e/w 6 load Connections; Six -48V
                    Fuse Panels;
                    Internal Discharge Return Bus; 6 panel Return Bus; Current
                    Meter.                                                          *
-----------------------------------------------------------------------------------------
FE145 108730037     H569-445 G1 e/w G10A, G20, 2G30B, G61, 2G61A, G70
                    7 Ft., Top Feed Cabinet e/w 2 load Connections; Six -48V
                    Fuse Panels;
                    Internal Discharge Return Bus; 4 Panel Return Bus; Current
                    Meter.                                                          *
-----------------------------------------------------------------------------------------
         Standard 7 Ft., Bottom Feed, Fuse Distribution Configurations
-----------------------------------------------------------------------------------------
FE145 108572025     H569-445 G1 e/w G10C, G20, 3G30B, G60, G70
                    7 ft. Bottom Feed Cabinet e/w 2 Load Connections; Six -48V
                    Fuse Panels, External Discharge Return Bus; Current Meter.      *
-----------------------------------------------------------------------------------------

                             Secondary Distribution
                               Section 7 Page 59

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            Power Systems Price Book
                                   July 2000
                             Secondary Distribution

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
FE145 108571993     H569-445 G1 e/w G10C, G20, G30B, G60, G70
                    7 ft., Bottom Feed Cabinet e/w 2 Load Connections; Two -48V
                    Fuse Panels;
                    External Discharge Return Bus; Current Meter.                   *
-----------------------------------------------------------------------------------------
FE145 108660861     H569-445 G1 e/w G10D, 2G20, 3G30B, G61, 3G61A, G70
                    7 Ft., Bottom Feed Cabinet e/w 4 Load Connections; Six -48V
                    Fuse Panels;
                    Internal Discharge Return Bus; 6 Panel Return Bus.              *
-----------------------------------------------------------------------------------------
     Standard 7 Ft., Top Feed, Circuit Breaker Distribution Configurations
-----------------------------------------------------------------------------------------
FE145 108653700     H569-445 G1 e/w G10A, G20, 3G31B, G61, 3G61A, G70
                    7 ft. Top Feed Cabinet e/w 2 Load Connections; Six -48V
                    Circuit Breaker Panels;
                    Internal Discharge Return Bus; 6 Panel Return Bus;
                    Current Meter.                                                  *
-----------------------------------------------------------------------------------------
FE145 108653643     H569-445 G1 e/w G10A, G20, 3G31B, G60, G70
                    7 ft. Top Feed Cabinet e/w 2 Load Connections; Six -48V
                    Circuit Breaker
                    Panels; External Discharge Return Bus; Current Meter.           *
-----------------------------------------------------------------------------------------
FE145 108736521     H569-445 G1 e/w G10A, G20, 2G31B, G60, G70
                    7 Ft., Top Feed Cabinet e/w 2 Load Connections; Six -48V
                    Circuit Breaker Panels; External Discharge Return Bus;
                    Current Meter.                                                  *
-----------------------------------------------------------------------------------------
FE145 108735929     H569-445 G1 e/w G10A, 2G20, 3G31B, G61, 3G61A, G70
                    7 Ft. Top Feed Cabinet e/w 4 Load Connections; Six -48V
                    Circuit Breaker Panels; Internal Discharge Return Bus;
                    Panel Return bus; Current Meter.                                *
-----------------------------------------------------------------------------------------
FE145 108772880     H569-445 G1 e/w G10A, 3G20, 3G31B, G61, 3G61A, G70
                    7Ft., Top Feed Cabinet e/w 6 Load Connections; Six -48V
                    Circuit Breaker panel; Internal Discharge Return Bus.; 6
                    panel return bus; Current Meter.                                *
-----------------------------------------------------------------------------------------
FE145 108737214     H569-445 G1 e/w G10A, G20, 3G31A, G60, G70
                    7 Ft., Top Feed Cabinet e/w 2 Load Connections; Six 24V
                    Circuit Breaker Panel; External Dischrge Return Bus;
                    Current Meter.                                                  *
-----------------------------------------------------------------------------------------
    Standard 7 Ft., Bottom Feed, Circuit Breaker Distribution Configurations
-----------------------------------------------------------------------------------------
FE145 108740705     H569-445 G1 e/w G10C, G20, 3G31B, G60, G70
                    7 Ft., Bottom Feed Cabinet e/w 2 Load Connections; Six -48V
                    Breaker Panels; External Return Bus; Current Meter.             *
-----------------------------------------------------------------------------------------
         Standard 7 Ft., Top Feed, Circuit Breaker & Fuse Distribution
                                 Configurations
-----------------------------------------------------------------------------------------
FE145 108719352     H569-445 G1 e/w G10A, G20, 2G30B, G31B, G61, 3G61A, G70
                    7 Ft., Top Feed Cabinet e/w 2 Load Connections; Four -48V
                    Fuse Panels; Two -48V Circuit Breaker Panels; Internal
                    Discharge Return Bus; 6 Panel Return Bus; Current Meter         *
-----------------------------------------------------------------------------------------
FE145 108716648     H569-445 G1 e/w G10A, 3G20, G30B, 2G31B, G61, 3G61A
                    7 ft., Top Feed Cabinet e/w 6 Load Connections; Two -48V
                    Fuse Panels; Four -48V Circuit Breaker Panel; Internal
                    Discharge Return Bus; 6 Panel Return Bus.                       *
-----------------------------------------------------------------------------------------
           Standard 9 Ft., Top Feed, Fuse Distribution Configurations
-----------------------------------------------------------------------------------------
FE145 108569088     H569-445 G2 e/w G10A, G20, G30B, G60, G70
                    9 Ft., Top Feed Cabinet e/w 2 Load Connections; Two -48V
                    Fuse Panels; External Discharge Return Bus; Current Meter       *
-----------------------------------------------------------------------------------------
FE145 108569112     H569-445 G2 e/w G10A, G20, G30B, G60, G70, 848258562

                             Secondary Distribution
                               Section 7 Page 60

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            Power Systems Price Book
                                   July 2000
                             Secondary Distribution

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
                    9 Ft., Top Feed Cabinet e/w 2 Load Connections; Two -48V
                    Fuse Panels; External Discharge Return Bus; Current Meter;
                    Cabinet Parts Extension Kit.                                    *
-----------------------------------------------------------------------------------------
FE145 108569070     H569-445 G2 e/w G10A, G20, 3G30B, G60, G70
                    9 Ft., Top Feed Cabinet e/w 2 Load Connections; Six -48V
                    Fuse Panel; External Discharge Return Bus; Current Meter        *
-----------------------------------------------------------------------------------------
FE145 108749169     H569-445 G2, e/w G10A, 2G20, 4G30B, G60, G70
                    9 Ft., Top Feed Cabinet e/w 4 Load Connections; Eight -48V
                    Fuse Panels; External Discharge Return Bus; Current Meter.      *
-----------------------------------------------------------------------------------------
FE145 108572108     H569-445 G2 e/w G10A, 2G20, 2G30B, G60, G70
                    9 Ft., Top Feed Cabinet e/w 4 Load Connections; Four -48V
                    Fuse Panels; External Discharge Return Bus; Current Meter.      *
-----------------------------------------------------------------------------------------
FE145 108569104     H569-445 G2 e/w G10A, G20, 3G30B, G60, G70, 848258562
                    9 Ft., Top Feed Cabinet e/w 2 Load Connections; Six -48V
                    Fuse Panel; External Dischage Return Bus; Current Meter;
                    Cabinet Parts Extension Kit                                     *
-----------------------------------------------------------------------------------------
FE145 108791211     H569-445 G2 e/w G10A, G20, 4G30B, G60, G70
                    9 Ft., Top Feed Cabinet e/w 2 load Connections; Eight -48V
                    Fuse Panels; External Discharge Return Bus; Current Meter.      *
-----------------------------------------------------------------------------------------
FE145 108595174     H569-445 G2 e/w G10A, G20, 2G30B, G60, G70
                    9 Ft., Top Feed cabinet e/w 2 Load Connections; Four -48V
                    Fuse Panel; External Discharge Return Bus; Current Meter.       *
-----------------------------------------------------------------------------------------
FE145 108600347     H569-445 G2 e/w G10A, G20, 2G30B, G60, G70, 848258562
                    9 Ft., Top Feed cabinet e/w 2 Load Connections; Four -48V
                    Fuse Panel; External Discharge Return Bus; Current Meter;
                    Cabinet Parts Extension Kit.                                    *
-----------------------------------------------------------------------------------------
FE145 108569146     H569-445 G2 e/w G10A, 2G20, 3G30B, G60, G70
                    9 Ft., Top Feed cabinet e/w 4 Load Connections; Six -48V
                    Fuse Panel; External Discharge Return Bus; Current Meter.       *
-----------------------------------------------------------------------------------------
FE145 108569179     H569-445 G2 e/w G10A, 2G20, 3G30B, G60, G70, 848258562
                    9 Ft., Top Feed cabinet e/w 4 Load Connections; Six -48V
                    Fuse Panel; External Discharge Return Bus; Current Meter;
                    Cabinet Parts Extension Kit.                                    *
-----------------------------------------------------------------------------------------
FE145 108572124     H569-445 G2 e/w G10A, 2G20, 2G30B, G60, G70, 848258562
                    9 Ft., Top Feed cabinet e/w 4 Load Connections; Four -48V
                    Fuse Panel; External Dischrge Return Bus; Current Meter;
                    Cabinet Parts Extension Kit.                                    *
-----------------------------------------------------------------------------------------
     Standard 9 Ft., Top Feed, Circuit Breaker Distribution Configurations
-----------------------------------------------------------------------------------------
FE145 108737925     H569-445 G2 e/w G10A, G20, 3G31B, G60, G70
                    9 Ft., Top Feed Cabinet e/w 2 Load Connections; Six -48V
                    Circuit Breaker Panels; External Discharge Return Bus;
                    Current Meter.                                                  *
-----------------------------------------------------------------------------------------
         Standard 9 Ft., Bottom Feed, Fuse Distribution Configurations
-----------------------------------------------------------------------------------------
FE145 108572041     H569-445 G2 e/w G10C, G20, 3G30B, G60, G70
                    9 Ft., Bottom Feed cabinet e/w 2 Load Connections; Six -48V
                    Fuse Panels; External Discharge Return Bus; Current Meter.      *
-----------------------------------------------------------------------------------------

                             Secondary Distribution
                               Section 7 Page 61

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            Power Systems Price Book
                                   July 2000
                             Secondary Distribution

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
FE145 108572009 H569-445 G2 e/w G10C, G20, G30B, G60, G70
                9 Ft., Bottom Feed cabinet e/w 2 Load Connections; Two -48V
                Fuse Panel; External Discharge Return Bus Current Meter.          *
-----------------------------------------------------------------------------------------
FE145 108572017 H569-445 G2 e/w G10C, G20, G30B, G60, G70, 848258562
                9 Ft., Bottom Feed; 2 Load Connections; 2 -48V Fuse Panel;
                External Discharge Return Bus; Current Meter; Cabinet Parts
                Extension Kit.                                                    *
-----------------------------------------------------------------------------------------
FE145 108572058 H569-445 G2 e/w G10C, G20, 3G30B, G60, 1G70, 848258562
                9 Ft., Bottom Feed Cabinet e/w 2 Load Connections; Six -48V
                Fuse Panels; External Discharge Return Bus; Current Meter;
                Cabinet Parts Extension Kit.                                      *
-----------------------------------------------------------------------------------------
                              External Ground Bars
-----------------------------------------------------------------------------------------
FE145 848258679 2400A External Ground Bar for mounting on 15 or 20 inch
                Cable Rack.                                                         *
-----------------------------------------------------------------------------------------
FE145 848258687 2400A External Ground Bar in addition to 848258679.                 *
-----------------------------------------------------------------------------------------
                                 Bay Extenders
-----------------------------------------------------------------------------------------
FE145 848258588 4 ft. 6 inch Extension Kit for 7 ft. cabinet in 11 ft. 6 inch
                environment.                                                        *
-----------------------------------------------------------------------------------------
FE145 848258570 2 ft. Extension Kit for 7 ft. cabinet in 9 ft environment.          *
-----------------------------------------------------------------------------------------
FE145 848258562 2 ft. 6 inch Extension Kit for 9 ft. cabinet in 11 ft. 6 inch
                environment.                                                       *
-----------------------------------------------------------------------------------------
                                    Labels
-----------------------------------------------------------------------------------------
FE145 848270765 Labels for numbering fuse/circuit breaker positions (1 - 20)        *
-----------------------------------------------------------------------------------------
FE145 848272399 Labels for numbering fuse/circuit breaker positions (21 - 40,
                41 - 60, 61 - 80)                                                   *
-----------------------------------------------------------------------------------------
                                  Distribution
                                     Panels
-----------------------------------------------------------------------------------------
FE145 848376323 Fuse Panel Kit with Bus Bar Links (2 panels).                       *
-----------------------------------------------------------------------------------------
FE145 108601345 Fuse Panel Kit & Shunt Kit with Bus Bar Links (2 panels & 2
                shunts).                                                            *
-----------------------------------------------------------------------------------------
FE145 848376315 Circuit Breaker Panel Kit (2 panels, 20 positions each).            *
-----------------------------------------------------------------------------------------
FE145 848433918 Blank Panel Kit                                                     *
-----------------------------------------------------------------------------------------
FE145 848469946 Labels for numbering fuse/circuit breaker panel positions
                (81-160).                                                           *
-----------------------------------------------------------------------------------------
                        Miscellaneous Kits & Spare Parts
-----------------------------------------------------------------------------------------
FE145 848433363 Bus Bar Battery Strap Kit. Includes 1 strap, 1 instruction sheet
                and all hardware required for field mount.                          *
-----------------------------------------------------------------------------------------
FE145 848363792 Load shunt assembly kit (600 amp) for adding loads to J85568C1
                BDFB.                                                               *
-----------------------------------------------------------------------------------------
FE145 106849508 BEP1 - Alarm Circuit Module                                         *
-----------------------------------------------------------------------------------------
FE145 848376349 Meter Kit - (ED83127-30 G17) & hardware.                            *
-----------------------------------------------------------------------------------------
FE145 848385282 130V Fuse Panel Conversion Kit                                      *
-----------------------------------------------------------------------------------------
FE145 848376331 Load shunt assembly kit (800 amp) for adding loads to
                 H569-445 BDFB.                                                     *
-----------------------------------------------------------------------------------------
                                Plug-In Breakers
-----------------------------------------------------------------------------------------
FF050 407998137 One position 3 amp circuit breaker.                                 *
-----------------------------------------------------------------------------------------
FE145 407998145 One position 5 amp circuit breaker.                                 *
-----------------------------------------------------------------------------------------
FE145 407998152 One position 10 amp circuit breaker.                                *
-----------------------------------------------------------------------------------------
FF050 407998160 One position 15 amp circuit breaker.                                *
-----------------------------------------------------------------------------------------
FE145 407998178 One position 16 amp circuit breaker.                                *
-----------------------------------------------------------------------------------------
FE145 407998186 One position 20 amp circuit breaker.                                *
-----------------------------------------------------------------------------------------
FE145 407998194 One position 25 amp circuit breaker.                                *
-----------------------------------------------------------------------------------------
FE145 407998202 One position 30 amp circuit breaker.                                *
-----------------------------------------------------------------------------------------

                             Secondary Distribution
                               Section 7 Page 62

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            Power Systems Price Book
                                   July 2000
                             Secondary Distribution

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
FE145 407998210 One position 45 amp circuit breaker.                                *
-----------------------------------------------------------------------------------------
FE050 407998228 One position 50 amp circuit breaker.                                *
-----------------------------------------------------------------------------------------
FE145 407998236 One position 60 amp circuit breaker.                                *
-----------------------------------------------------------------------------------------
FE050 407998244 One position 70 amp circuit breaker.                                *
-----------------------------------------------------------------------------------------
FE145 407998251 One position 80 amp circuit breaker.                                *
-----------------------------------------------------------------------------------------
FE145 407998269 One position 90 amp circuit breaker.                                *
-----------------------------------------------------------------------------------------
FE145 407998277 One position 100 amp circuit breaker.                               *
-----------------------------------------------------------------------------------------
                                   TPS Fuses
-----------------------------------------------------------------------------------------
FF070 402328926 Alarm Fuse                                                          *
-----------------------------------------------------------------------------------------
FF010 406700567 TPS fuse 3 amp.                                                     *
-----------------------------------------------------------------------------------------
FF010 406700583 TPS fuse 5 amp.                                                     *
-----------------------------------------------------------------------------------------
FF010 406700591 TPS fuse 6 amp.                                                     *
-----------------------------------------------------------------------------------------
FF010 406700609 TPS fuse 10 amp.                                                    *
-----------------------------------------------------------------------------------------
FF010 406700617 TPS fuse 15 amp.                                                    *
-----------------------------------------------------------------------------------------
FF010 406700625 TPS fuse 20 amp.                                                    *
-----------------------------------------------------------------------------------------
FF010 406700633 TPS fuse 25 amp.                                                    *
-----------------------------------------------------------------------------------------
FF010 406700641 TPS fuse 30 amp.                                                    *
-----------------------------------------------------------------------------------------
FF010 406700658 TPS fuse 40 amp.                                                    *
-----------------------------------------------------------------------------------------
FF010 406700674 TPS fuse 50 amp.                                                    *
-----------------------------------------------------------------------------------------
FF010 406700682 TPS fuse 60 amp.                                                    *
-----------------------------------------------------------------------------------------
FF010 406700690 TPS fuse 70 amp.                                                    *
-----------------------------------------------------------------------------------------
                             J85568B1 Two Load BDFB
-----------------------------------------------------------------------------------------
FE145   L-1    Framework, assembly & wiring for one 7'0" distributing bay e/w dual load feed bus system using "A" & "B" bus, providing 600
               Amps discharge.                                                      *
-----------------------------------------------------------------------------------------
FE145   L-2    Required with List 1 to provide a 1200A Ground Bus arranged for mounting on auxiliary framing or 15/20 inch ladder type cable
               rack.                                                                *
-----------------------------------------------------------------------------------------
FE145   L-A    Required with List-1 to provide a 6 inch blank panel in an
               unequipped fuse panel position (1 per each unequipped position).     *
-----------------------------------------------------------------------------------------
FE145   L-B    Required with each ED83018-31 Grp-18 Fuse Panel ordered (One (1)
               per Panel).                                                          *
-----------------------------------------------------------------------------------------
FE145   L-D    Equipment required to provide an enclosed 4'6" extension to
               the top of the 7'0" Bay for use in 11'6" Bay environments.           *
-----------------------------------------------------------------------------------------
FE145   L-WA   Wiring required in addition to List 1 for +24V usage.             INCLUDED
-----------------------------------------------------------------------------------------
FE145   L-WB   Wiring required in addition to List 1 for -24V or -48V usage.     INCLUDED
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
               ED83111-30 Alarm and Meter Panel for J85568B1 BDFB
-----------------------------------------------------------------------------------------
FE144   G-2    Equipment, assembly and wiring for one negative voltage alarm
               panel.                                                               *
-----------------------------------------------------------------------------------------
FE144   G-3    Equipment, assembly and wiring for one meter panel equipped with
               a liquid crystal display meter.                                      *
-----------------------------------------------------------------------------------------

                             Secondary Distribution
                               Section 7 Page 63

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                            Secondary Distribution

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
                         J85568D1 6 Ft. Eight Load BDFB
-----------------------------------------------------------------------------------------
                            Standard Configurations
-----------------------------------------------------------------------------------------
          J85568D1 L1 e/w L11, L12, L13, L14, L15, L16, L17, L18, LE,
                          (4) 601887847, (4) 601887839
FE145 108536103 Six ft., Top Feed, Fuse Distribution Cabinet; 300 Amp Meter,
                8 distribution panels, positions 1-8, 8 Loads in positions 1-8.
                300 Amp shunt and 12 inch extension.                                *
-----------------------------------------------------------------------------------------
          J85568D1 L2 e/w L21, L22, L25, L26, 4LA, LE, (4) 601887847,
                                 (4) 601887839
FE145 108257387 Six ft., Top Feed, Fuse Distribution Cabinet; 600 Amp Meter,
                8 distribution panels, positions 1-8, 4 Loads in positions 1, 2,
                5, 6; . 300 Amp shunt and 12 inch extension.                        *
-----------------------------------------------------------------------------------------
      J85568D1 L2, LBF, L21, L22, L25, 10L26, 4LA, LE, (4) 601887847, (4)
                                   601887839
FE145 108257379 Six ft., botton feed, Fuse Distribution Cabinet; 600 Amp Meter,
                8 panels in positions 1-8, 4 loads in positions 1, 2, 5, 6; 600
                Amp shunt, 12 inch extension.                                       *
-----------------------------------------------------------------------------------------
       J85568D1 L2, L21, L22, L23, L24, 4LD, 2LK1, LE, (2) 601887847, (2)
                                   601887839
FE145 108826710 Six ft., Top Feed, Fuse Distribution Cabinet; 600 Alarm Meter
                and 8 panels.                                                       *
-----------------------------------------------------------------------------------------
FE145 848575155 Equipment required to provide a bus bar link for connecting
                multiple fuse panel battery buses together.                         *
-----------------------------------------------------------------------------------------
FE145 848575163 Equipment required with List 3 for arranging a bottom entry for
                4ESS.                                                               *
-----------------------------------------------------------------------------------------
FE145   L-BF    Equipment required to arrange a cabinet for bottom load feed.    INCLUDED
-----------------------------------------------------------------------------------------
FE145 848575171 One blank panel required for each unequipped fuse panel
                position.                                                           *
-----------------------------------------------------------------------------------------
FE145 848575189 Equipment required to provide one 12 inch extension cabinet
                when the BDFB is used in 7 foot equipment required environments.    *
-----------------------------------------------------------------------------------------
FE145 848575197 Equipment required with List 1, 2 or 3 to provide a rear door
                assembly with brackets.                                             *
-----------------------------------------------------------------------------------------
FE145 848575205 Optional material to provide a 2400 ampere ground bus arranged
                for mounting on a 15 or 20 inch ladder type cable rack.             *
-----------------------------------------------------------------------------------------
FE145 848575213 Optional material required with List K1 to provide an additional
                2400 ampere ground bus bar for a stacked bus arrangement.           *
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                     ED83127-30 Fuse Panel for J85568D BDFB
-----------------------------------------------------------------------------------------
FE145   G-1    Equipment & wiring required for one 20 position fuse panel for
               mounting on the Left side of the BDFB.                               *
-----------------------------------------------------------------------------------------
FE145   G-2    Equipment & wiring required for one 20 position fuse panel for
               mounting on the Right Side of J85568C-1 BDFB.                        *
-----------------------------------------------------------------------------------------
FE145   G-3    Equipment & wiring required for one 10 position fuse panel for
               mounting on Left Side of J85568D-1 BDFB.                             *
-----------------------------------------------------------------------------------------
FE145   G-4    Equipment & wiring required for one 10 position fuse panel for
               mounting on Right Side of J85568D-1 BDFB.                            *
-----------------------------------------------------------------------------------------

                             Secondary Distribution
                               Section 7 Page 64

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                            Secondary Distribution

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
------------------------------------------------------------------------------------------
FE145   G-5    Equipment & wiring required for one fuse panel e/w twelve 0-60
               fuse blocks for mounting on the J85568E1 Mini-BDFB.                  *
------------------------------------------------------------------------------------------
FE145   G-6    Equipment & wiring required for one fuse panel e/w twelve 0-60
               ampere fuse blocks for mounting on the J86324A & B, BDFB.            *
------------------------------------------------------------------------------------------
FE145   G-11   Digital Meter & Switch Assembly for monitoring 300 ampere Shunts
               on the J85568C1 BDFB.                                                *
------------------------------------------------------------------------------------------
FE145   G-12   Digital Meter & Switch Assembly for monitoring 600 ampere Shunts
               on the J85568C1 BDFB.                                                *
------------------------------------------------------------------------------------------
FE145   G-13   Equipment required for 1 digital meter and switch assembly for
               monitoring 300A shunts and alarms on the J85568D1 BDFB.              *
------------------------------------------------------------------------------------------
FE145   G-14   Equipment required for 1 digital meter and alarm panel for
               monitoring 300A shunts and alarms on the J85568E1 Mini-BDFB.         *
------------------------------------------------------------------------------------------
FE145   G-15   Equipment required for one digital meter and switch assembly for
               monitoring 600 ampere shunts on the J85568D1 BDFB.                   *
------------------------------------------------------------------------------------------
FE145   G-16   Equipment required for one digital meter and switch assembly for
               monitoring 150 ampere shunts on the J85568D1 BDFB, PDF.              *
------------------------------------------------------------------------------------------
FE145   G-20   4ESS, 415B system equipment and wiring required for one filter panel for mounting on the left side position one of the J85568D1,
               PDF. 140V positive.                                                  *
------------------------------------------------------------------------------------------
FE145   G-21   4ESS, 415B system equipment and wiring required for one filter panel for mounting on the right side position two of the J85568D1
               PDF. 140V positive.                                                  *
------------------------------------------------------------------------------------------
FE145   G-22   4ESS, 415B system pre-charge panel for the PDF frame J85568D1.
               140V positive.                                                       *
------------------------------------------------------------------------------------------
FE145   G-A    Required with G-1 or 2 to provide one 0-60 ampere Cartridge type
               Fuse Block.                                                          *
------------------------------------------------------------------------------------------
FE145   G-B    Required with G-1 or 2 to provide one 3 position 0-5 ampere GMT
               Fuse Module.                                                         *
------------------------------------------------------------------------------------------
FE145   G-C    Required with G-1 or 2 to provide one Blank Filler.                  *
------------------------------------------------------------------------------------------
FE145   G-D    Equipment required with G-1, 2, 3 or 4 for one dual position TPL fuse 70-150A cartridge type fuse block. (Takes two positions in
               fuse panel).                                                         *
------------------------------------------------------------------------------------------
FE145   G-F     Required with G-1 or 2 to provide one alarm signaling Circuit
                Module for 48V Battery Plants.                                      *
------------------------------------------------------------------------------------------
FE145   G-WA   Wiring option required with Group E, F, or G for a negative
               Battery Plant.                                                    INCLUDED
------------------------------------------------------------------------------------------
FE145   G-WB   Wiring option required with Group E, F, or G for a negative
               Battery Plant.                                                    INCLUDED
------------------------------------------------------------------------------------------
FF010 406700567 WP92461 L-100 Cartridge Fuse, 3 amp.                                *
------------------------------------------------------------------------------------------
FF010 406700583 WP92461 L-101 Cartridge Fuse, 5 amp.                                *
------------------------------------------------------------------------------------------
FF010 406700591 WP92461 L-102 Cartridge Fuse, 6 amp.                                *
------------------------------------------------------------------------------------------
FF010 406700609 WP92461 L-103 Cartridge Fuse, 10 amp.                               *
------------------------------------------------------------------------------------------
FF010 406700617 WP92461 L-104 Cartridge Fuse, 15 amp.                               *
------------------------------------------------------------------------------------------
FF010 406700625 WP92461 L-105 Cartridge Fuse, 20 amp.                               *
------------------------------------------------------------------------------------------
FF010 406700633 WP92461 L-106 Cartridge Fuse, 25 amp.                               *
------------------------------------------------------------------------------------------
FF010 406700641 WP92461 L-107 Cartridge Fuse, 30 amp.                               *
------------------------------------------------------------------------------------------
FF010 406700658 WP92461 L-108 Cartridge Fuse, 40 amp.                               *
------------------------------------------------------------------------------------------
FF010 406700674 WP92461 L-109 Cartridge Fuse, 50 amp.                               *
------------------------------------------------------------------------------------------

FF010 406700682 WP92461 L-110 Cartridge Fuse, 60 amp.                               *
------------------------------------------------------------------------------------------

                             Secondary Distribution
                               Section 7 Page 65

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                            Secondary Distribution

------------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                 Description                                   List Price
-----------------------------------------------------------------------------------------
                             J85568E1 Mini BDFB
-----------------------------------------------------------------------------------------
                            Comcoded Configurations
-----------------------------------------------------------------------------------------
FE145 108197245 Top Feed Mini BDFB with 2 loads, 48 fuse positions, internal
                ground: (1 L-2, 1 L-A, 4 L-C).                                      *
-----------------------------------------------------------------------------------------
FE145 108197252 Top Feed Mini BDFB with 2 loads, 24 fuse positions, internal
                ground: (1 L-2, 1 L-A, 2 L-B, 2 L-C).                               *
-----------------------------------------------------------------------------------------
FE145 108197237 Top Feed Mini BDFB with 2 loads, 48 fuse positions, internal
                ground: (1 L-2, 4 L-C).                                             *
-----------------------------------------------------------------------------------------
                               Individual Options
-----------------------------------------------------------------------------------------
FE145   L-2    Assembly, wiring & equipment required for one 33 inch high
               Battery Fuse Distribution Unit for mounting in a 23 inch relay
               rack. Supports four fuse panels in a two load arrangement.           *
-----------------------------------------------------------------------------------------
FE145   L-A    Optional equipment required in addition to L-2 for a 23 inch relay rack. List 2 is mounted at the top of the framework. (soft
               blue finish).                                                        *
-----------------------------------------------------------------------------------------
FE145   L-B    Optional equipment required with List 2 for a blank panel for
               frame positions 2 and/or 4.                                          *
-----------------------------------------------------------------------------------------
FE145   L-C    Optional equipment required in addition to L-2 for a fuse panel
               e/w twelve fuse blocks for 0-60 amp fuses. Positions 1 and 3 must be equipped with a fuse panel or circuit breaker panel to support
               bus bars.                                                            *
-----------------------------------------------------------------------------------------
FE145   L-D    Optional equipment in addition to List 2 for a circuit breaker panel with 12 circuit breaker positions. Positions 1 and 3 must be equipped with a fuse panel or circuit breaker panel to support
               bus bars.                                                            *
-----------------------------------------------------------------------------------------
                                Cartridge Fuses
-----------------------------------------------------------------------------------------
FF010 406700567 Cartridge fuse, 3 amp.                                              *
-----------------------------------------------------------------------------------------
FF010 406700583 Cartridge fuse, 5 amp.                                              *
-----------------------------------------------------------------------------------------
FF010 406700591 Cartridge fuse, 6 amp.                                              *
-----------------------------------------------------------------------------------------
FF010 406700609 Cartridge fuse, 10 amp.                                             *
-----------------------------------------------------------------------------------------
FF010 406700617 Cartridge fuse, 15 amp.                                             *
-----------------------------------------------------------------------------------------
FF010 406700625 Cartridge fuse, 20 amp.                                             *
-----------------------------------------------------------------------------------------
FF010 406700633 Cartridge fuse, 25 amp.                                             *
-----------------------------------------------------------------------------------------
FF010 406700641 Cartridge fuse, 30 amp.                                             *
-----------------------------------------------------------------------------------------
FF010 406700658 Cartridge fuse, 40 amp.                                             *
-----------------------------------------------------------------------------------------
FF010 406700674 Cartridge fuse, 50 amp.                                             *
-----------------------------------------------------------------------------------------
FF010 406700682 Cartridge fuse, 60 amp.                                             *
-----------------------------------------------------------------------------------------
                                Circuit Breakers
-----------------------------------------------------------------------------------------
FF050 407998137 Circuit Breaker, 3 amps.                                            *
-----------------------------------------------------------------------------------------
FE145 407998145 Circuit Breaker, 5 amps.                                            *
-----------------------------------------------------------------------------------------
FE145 407998152 Circuit Breaker, 10 amps.                                           *
-----------------------------------------------------------------------------------------
FF050 407998160 Circuit Breaker, 15 amps.                                           *
-----------------------------------------------------------------------------------------
FE145 407998178 Circuit Breaker, 16 amps.                                           *
-----------------------------------------------------------------------------------------
FE145 407998186 Circuit Breaker, 20 amps.                                           *
-----------------------------------------------------------------------------------------
FE145 407998194 Circuit Breaker, 25 amps.                                           *
-----------------------------------------------------------------------------------------

                             Secondary Distribution
                               Section 7 Page 66

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            Power Systems Price Book
                                   July 2000
                             Secondary Distribution

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
FE145 407998202 Circuit Breaker, 30 amps.                                           *
-----------------------------------------------------------------------------------------
FE145 407998210 Circuit Breaker, 45 amps.                                           *
-----------------------------------------------------------------------------------------
FF050 407998228 Circuit Breaker, 50 amps.                                           *
-----------------------------------------------------------------------------------------
FE145 407998236 Circuit Breaker, 60 amps.                                           *
-----------------------------------------------------------------------------------------
FF050 407998244 Circuit Breaker, 70 amps.                                           *
-----------------------------------------------------------------------------------------
FE145 407998251 Circuit Breaker, 80 amps.                                           *
-----------------------------------------------------------------------------------------
FE145 407998269 Circuit Breaker, 90 amps.                                           *
-----------------------------------------------------------------------------------------
FE145 407998277 Circuit Breaker, 100 amps.                                          *
-----------------------------------------------------------------------------------------
                    Global Power Distribution Frame J86334E1
-----------------------------------------------------------------------------------------
FE144 108746470 J86334E1 L2 e/w L10, 3L13, LBF, LK1                                 *
-----------------------------------------------------------------------------------------
FE144 108742024 J86334E1 L2 e/w 3L15, L14                                           *
-----------------------------------------------------------------------------------------
FE144 108735994 J86334E1 L2 e/w 2L10, 2LK1, 2L13, LB                                *
-----------------------------------------------------------------------------------------
FE144 108727777 J86334E1 L2 e/w 2L10, L14, L16, LBF, 2LK1, LK5                      *
-----------------------------------------------------------------------------------------
FE144 108726910 J86334E1 L2 e/w 3L10, L13, LB, 3LK1                                 *
-----------------------------------------------------------------------------------------
FE144 108725219 J86334E1 L2 e/w 3L10, L13, LBF, 3LK1                               *
-----------------------------------------------------------------------------------------
FE144 108717125 J86334E1 L2 e/w 2L10, 2L13, 2LK1, LB, LBF                           *
-----------------------------------------------------------------------------------------
FE144 108692609 J86334E1 L2, 3L10, L14, 3LK1                                        *
-----------------------------------------------------------------------------------------
FE144 108692591 J86334E1 L2 e/w 2L10, L13, L14, 2LK1                                *
-----------------------------------------------------------------------------------------
FE144 108688698 J86334E1 LK5, L16                                                   *
-----------------------------------------------------------------------------------------
FE144 108692583 J86334E1 L2 e/w L10, 2L13, L14, LK1                                 *
-----------------------------------------------------------------------------------------
FE144 108763970 J86334E1 L2, e/w 2L10, 2LK1, L16, LK5, L13                          *
-----------------------------------------------------------------------------------------
FE144 108764713 J86334E1 L2 e/w 4L10, 4LK1                                          *
-----------------------------------------------------------------------------------------
FE144 108763962 J86334E1 L2 e/w 2L10, 2LK1, 2L13                                    *
-----------------------------------------------------------------------------------------
FE144 108763236 J86334E1 L2 e/w 3L10, L13, 3LK1, LB, LBF                            *
-----------------------------------------------------------------------------------------
FE144 108763319 J86334E1 L2 e/w 4L10, 4LK1, LB, LBF                                 *
-----------------------------------------------------------------------------------------
FE144 108763293 J86334E1 L2 e/w L10, 3L13, LK1, LB, LBF                             *
-----------------------------------------------------------------------------------------
FE144 108781014 J86334E1 L2, 3L10, 3LK1, L13                                        *
-----------------------------------------------------------------------------------------
FE144 108781022 J86334E1 L2 e/w L10, LK1, 3L13                                      *
-----------------------------------------------------------------------------------------
FE144 108803867 J86334E1 L2 e/w LB, LP, 4L13                                        *
-----------------------------------------------------------------------------------------
FE144 108003849 J86334E-1 L-2, L-11, (3) L-13                                       *
-----------------------------------------------------------------------------------------
FE144 108491127 J86334E-1 L-2, (4) L-15, L-B                                        *
-----------------------------------------------------------------------------------------
FE144 108491135 J86334E-1 L-2, L-15, (3) L-13, L-B                                  *
-----------------------------------------------------------------------------------------
FE144 108491333 J86334E-1 L-1, (4) L-15, L-A                                        *
-----------------------------------------------------------------------------------------
FE144 108491325 J86334E-1 L-1, L-15, (3) L-13, L-A                                  *
-----------------------------------------------------------------------------------------
FE144 108318940 J86334E-1 L-2, (4) L-10, (4) L-K1, L-B                              *
-----------------------------------------------------------------------------------------
FE144 108528365 J86334E-1 L-2, L-10, L-K1, (3) L-13, L-B                            *
-----------------------------------------------------------------------------------------
FE144 108528381 J86334E-1 L-1, (4) L-10, (4) L-K1, L-A                              *
-----------------------------------------------------------------------------------------
FE144 108528399 J86334E-1 L-1, L-10, L-K1, (3) L-13, L-A                            *
-----------------------------------------------------------------------------------------
FE144 108580234 J86334E-1 L-10, LK1                                                 *
-----------------------------------------------------------------------------------------
FE144 108478462 J86334E-1 L-15                                                      *
-----------------------------------------------------------------------------------------
FE144 108685066 J86334E1 L-K1                                                       *
-----------------------------------------------------------------------------------------
FE144 108685074 J86334E1 L-K3                                                       *
-----------------------------------------------------------------------------------------

                             Secondary Distribution
                               Section 7 Page 67

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            Power Systems Price Book
                                   July 2000
                             Secondary Distribution

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
     The following is listed for information only. Lists cannot be ordered separately.
-----------------------------------------------------------------------------------------
FE144   L-1    Framework, equipment, wiring & assembly for one power
               distribution frame for 5ESS applications. Provides 72" high x 30"
               wide x 21.5" deep standard framework e/w alarm circuit module.
-----------------------------------------------------------------------------------------
FE144   L-2    Framework, equipment, wiring & assembly for one power
               distribution frame for 5ESS applications. Provides 72" high x 30"
               wide x 23.25" deep framework e/w alarm circuit module.
-----------------------------------------------------------------------------------------
FE144   L-3    Framework, equipment, wiring & assembly for one power
               distribution frame for 4ESS applications. Provides 72" high x 30"
               wide x 21.5" deep standard 5ESS framework e/w alarm circuit module.
-----------------------------------------------------------------------------------------
FE144   L-4    Framework, equipment, wiring & assembly for one power
               distribution frame for 4ESS applications. Provides 72" high x 30"
               wide x 23.25" deep "Global" or 5ESS-2000 style framework e/w alarm circuit module.
-----------------------------------------------------------------------------------------
FE144   L-10   Equipment, wiring & assembly required in addition to Lists 1, 2,
               3, or 4 to provide 15 inch high filter fuse panel containing 48 load positions, capacitors & associated details equally split on two separate buses. (1 A Bus and 1 B Bus).
-----------------------------------------------------------------------------------------
FE144   L-11   Equipment, wiring & assembly required in addition to Lists 1, 2,
               3, or 4 to provide connectorized version of 15 inch high filter fuse panel containing 48 load positions, capacitors & associated details equally split on two separate buses. (1 A Bus and 1 B
               Bus). Connectors are KS21103.
-----------------------------------------------------------------------------------------
FE144   L-12   Equipment, wiring & assembly required in addition to Lists 1, 2,
               3, or 4 to provide 15 inch high, high-current fuse panel
               containing 8 KS16364 L6 fuse blocks, capacitors & associated details equally split on two separate buses. (1 A Bus and 1 B
               Bus).
-----------------------------------------------------------------------------------------
FE144   L-13   Equipment & assembly required in addition to Lists 1, 2, 3, or
               4 to provide 15 inch blank panel.
-----------------------------------------------------------------------------------------
FE144   L-14   Equipment & assembly required in addition to Lists 1, 2, 3, or 4 to provide 15 inch power distribution unit containing six 175 amp circuit breakers.
-----------------------------------------------------------------------------------------
FE144   L-15   Equipment, wiring & assembly required in addition to L-1, 2, 3, or 4 to provide 15 inch high filter fuse panel containing 48 load positions, capacitors & associated details equally split on 2 separate buses. (1 A Bus and 1 B Bus). The fuse holder positions
               & load return positions have spring loaded female connectors.
               Cable lugs & screws are not required with this option.
-----------------------------------------------------------------------------------------
FE144   L-16   Equipment, wiring & assembly required in addition to L-1, 2, 3, or 4 to provide 15 inch high filter fuse panel containing 24 load positions for use with TPA 50 amp fuses only, capacitors &
               associated details equally split on 2 separate buses.
-----------------------------------------------------------------------------------------
FE144   L-20   Equipment, wiring & assembly required in addition to L-1, 2, 3, or 4 to provide 15 inch high filter fuse panel containing 48 load positions, capacitors & associated details equally split on 2 separate buses.  Designed for use in small Switch applications.
-----------------------------------------------------------------------------------------

                             Secondary Distribution
                               Section 7 Page 68

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            Power Systems Price Book
                                   July 2000
                             Secondary Distribution

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
FE144   L-21   Equipment, wiring & assembly always required in addition to List
               20 to provide one cable-rack mounted alarm panel for use in small
               Switch applications.
-----------------------------------------------------------------------------------------
FE144   L-A    Option in addition to List 1 to omit doors.
-----------------------------------------------------------------------------------------
FE144   L-B    Option in addition to List 2 to omit doors.
-----------------------------------------------------------------------------------------
                         ED83133-30 Fuse Panel for GPDF
-----------------------------------------------------------------------------------------
FE144   G-1    Assembly, equipment and wiring for one 380 mm (15 inch) high filter fuse panel with 48 load positions, capacitors and
               associated details split on two separate buses. (1 A bus and 1 B
               bus)                                                                 *
-----------------------------------------------------------------------------------------
FE144   G-4    Assembly, equipment and wiring for one 100mm (4 inch) high alarm panel for use in miscellaneous frames. Accommodates 1 Group 1
               fuse panel.                                                          *
-----------------------------------------------------------------------------------------
FE144   G-7    Assembly, equipment and wiring for one 380 mm (15 inch) high filter fuse panel with 48 load positions, capacitors and
               associated details split on two separate buses. (1 A bus and 1 B bus). Different from List 1 in that utilities spring clamp cable
               connections at the load fuses and at the return busbar.              *
-----------------------------------------------------------------------------------------

                             Secondary Distribution
                               Section 7 Page 69

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            Power Systems Price Book
                                   July 2000
                           Batteries & Battery Stands

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
                                  IR Batteries
-----------------------------------------------------------------------------------------
FF512    407928761  IR30EC Battery. 12V 28Ah Valve Regulated, Constant Current,
        KS23815 L-4 Constant Voltage, Rechargeable Lead-Acid Battery.               *
-----------------------------------------------------------------------------------------
FF513    407928753  IR40EC Battery. 12V 36Ah Valve Regulated, Constant Current,
        KS23815 L-5 Constant Voltage, Rechargeable Lead-Acid Battery.               *
-----------------------------------------------------------------------------------------
FF520    407155399  12IR125 Battery. 12V 125 Nominal Ah Capacity Battery for use
        KS23997 L-1 in Siemens 914 and 914EX and Northern Telecom urban & rural
                    cabinets.                                                       *
-----------------------------------------------------------------------------------------
FF520 408044295 12IR125 Low Profile Battery                                         *
-----------------------------------------------------------------------------------------
FE611 846861664 Inter-Battery Busbar for IR30C and IR40C Batteries.                 *
-----------------------------------------------------------------------------------------
FE611 846651495 IR Battery String Cable Assembly.                                   *
-----------------------------------------------------------------------------------------
FF511 408188241 SBS C-11 Battery, 92 Ah, Valve Regulated, Lead-Acid.                *
-----------------------------------------------------------------------------------------
FF511 408196970 SBS 60, Lead-Acid Battery, Non Engine Start, 12V, 38.6 LB, 50 A.    *
-----------------------------------------------------------------------------------------
                    J85504D1 IR Battery Modules and Bus Unit
-----------------------------------------------------------------------------------------
FF522   L-1    Equipment & wiring for one -48V shelf for 2 strings of IR30C
               Batteries.                                                           *
-----------------------------------------------------------------------------------------
FE522   L-2    Equipment & wiring for one -48V shelf for 2 strings of IR40C
               Batteries.                                                           *
-----------------------------------------------------------------------------------------
FF522   L-3    Equipment & wiring for one Battery Bus Unit (one unit needed for
               up to 12 strings of Batteries). Provides minor alarm at 55 C.        *
-----------------------------------------------------------------------------------------
FF522   L-4    Equipment & wiring for one Battery Bus Unit (one unit needed for
               up to 12 strings of Batteries). Provides major alarm at 55 C.        *
-----------------------------------------------------------------------------------------
FF522   L-11   Equipment for one tray to hold two IR30C -48V battery strings.       *
-----------------------------------------------------------------------------------------
FF522   L-12   Equipment for one tray to hold two IR40C -48V battery strings or
               two 12IR125 batteries.                                               *
-----------------------------------------------------------------------------------------
FF522   L-16    Multi-Purpose Battery stand with cables, disconnects and
      848474656 distribution.                                                       *
-----------------------------------------------------------------------------------------
FF522   L-17    Multi-Purpose Battery Stand (0nly).                                 *
      848462628
-----------------------------------------------------------------------------------------
FF522   L-20   Equipment to provide one 39 inch high framework designed for use
               with L-14 battery stand.                                             *
-----------------------------------------------------------------------------------------
FF522   L-21   Equipment to provide one 42 inch high framework designed for use
               with battery stand per L-14.                                         *
-----------------------------------------------------------------------------------------
FF522   L-22   Equipment to provide one 46 inch high framework designed for use
               with battery stand per L-14.                                         *
-----------------------------------------------------------------------------------------
FF522   L-70   For use in cabinet applications only where both front and rear mounting uprights exist. Equipment & wiring for one -48V shelf
               for 2 strings of IR40C batteries.                                    *
-----------------------------------------------------------------------------------------
FF522   L-A    Required in addition to L-3 or 4 for equipment & wiring to
               provide LVD.                                                         *
-----------------------------------------------------------------------------------------
                               VR / EVR Batteries
-----------------------------------------------------------------------------------------
FF834 406722934 (1) Inter-Module, Copper (2) Lockwasher, Brass 1/4-20 (3) Hex
                Nut, Brass, 1/4-20                                                  *
-----------------------------------------------------------------------------------------
FF886 846808764 Inter-Tier Cable Kit                                                *
-----------------------------------------------------------------------------------------

                           Batteries & Battery Stands
                               Section 8 Page 70

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            Power Systems Price Book
                                   July 2000
                           Batteries & Battery Stands

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
FF834 407435833 KS23619 L-22. 4 V, 125 Ah Enhanced Valve-Regulated Battery in
                metal sleeve.                                                       *
-----------------------------------------------------------------------------------------
FF834 407435825 KS23619 L-23. 2 V, 375 Ah Enhanced Valve-Regulated Battery in
                metal sleeve.                                                       *
-----------------------------------------------------------------------------------------
FF834 407436518 KS23619 L-24. Spacer Module for 2VR375EL                            *
-----------------------------------------------------------------------------------------
FF834 407435841 KS23619 L-26. 2 V, 250 Ah, Enhanced Valve-Regulated Battery in
                metal sleeve.                                                       *
-----------------------------------------------------------------------------------------
FF834 407435858 KS23619 L-27. 4 V, 125 Ah, Low Profile VR Battery 4VR125E.          *
-----------------------------------------------------------------------------------------
FF834 407436583 KS23619 L-28. Spacer Module for 2VR250EL.                           *
-----------------------------------------------------------------------------------------
               J85504C1 Universal Battery Stand for VR Batteries
-----------------------------------------------------------------------------------------
     Lists 12, 15, & 17 Provide a Stand with the Following # of Shelves for
                                Mounting 2VR375E
-----------------------------------------------------------------------------------------
FF834   L-30   Equipment to provide a four shelf stand for use with 2 cell
               Lucent Technologies 2VR250E Batteries (2 cell).                      *
-----------------------------------------------------------------------------------------
FF886   L-31   Equipment to provide a eight shelf stand for use with 2 cell
               Lucent Technologies 2VR250E Batteries (2 cell).                      *
-----------------------------------------------------------------------------------------
FF834   L-32   Equipment to provide a 4 shelf bolt-together stand for use with
               Lucent Technologies 2VR375E Batteries (3 cell). Earthquake zone 3
               and 4 qualified.                                                     *
-----------------------------------------------------------------------------------------
FF886   L-33   Equipment to provide an 8 shelf bolt-together stand for use with
               Lucent Technologies 2VR375E Batteries (3 cell). Earthquake zones
               3 and 4 qualified.                                                   *
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                       Lineage 2000 Round Cell Batteries
-----------------------------------------------------------------------------------------
FF835 402785232 KS20472 L-1S 1600 Ah Round Cell Battery                             *
-----------------------------------------------------------------------------------------
FF835 402785240 KS20472 L-2S 864 Ah Round Cell Battery                              *
-----------------------------------------------------------------------------------------
FF835 402785257 KS20472 L-3S 488 Ah Round Cell Battery                              *
-----------------------------------------------------------------------------------------
FF835 402785265 KS20472 L-4S 296 Ah Round Cell Battery                              *
-----------------------------------------------------------------------------------------
FF871 402467252 KS22385 L-10 Intercell Connector (12" X2-1/2" X1/8")                *
-----------------------------------------------------------------------------------------
FF871 402467245 KS22385 L-1 Connector Bolt                                          *
-----------------------------------------------------------------------------------------
FF871 402467864 KS22385 L-50 Connector Bolt (UPS).                                  *
-----------------------------------------------------------------------------------------
FF870 997992615 KS5499 L-1353 Thermometer                                           *
-----------------------------------------------------------------------------------------
FF870 402242697 KS5499 L-1306 Hydrometer                                            *
-----------------------------------------------------------------------------------------
FF870 997525555 KS5499 L-1303A Hydrometer Holder                                    *
-----------------------------------------------------------------------------------------
FF832 400771309 KS20760 L-1 Back panel for KS20472 L-1S Round Cell Battery          *
-----------------------------------------------------------------------------------------
FF832 400771317 KS20760 L-2 Back panel for KS20472 L-2S Round Cell Battery          *
-----------------------------------------------------------------------------------------
FF832 401512009 KS20760 L-7 Back panel for KS20472 L-3S and 4S Round cell
                Battery                                                             *
-----------------------------------------------------------------------------------------
FF832 400773867 KS20760 L-5 Base for all Round Cell Batteries                       *
-----------------------------------------------------------------------------------------
FF895 401864574 KS21724 L-4 Cable Guard                                             *
-----------------------------------------------------------------------------------------
FF895 401856067 KS21723 L-1 Cable Bracket                                           *
-----------------------------------------------------------------------------------------
82461 841657166 Auxiliary Framing Support                                           *
-----------------------------------------------------------------------------------------
82461 841064793 Hex Nut (2 required with Auxiliary Framing Support).                *
-----------------------------------------------------------------------------------------
82461 814947073 "J" Bolt (2 required with Auxiliary Framing Support).               *
-----------------------------------------------------------------------------------------

                           Batteries & Battery Stands
                               Section 8 Page 71

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            Power Systems Price Book
                                   July 2000
                           Batteries & Battery Stands

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
82461 801829672 Lockwasher ( 2 required with Auxiliary Framing Support).            *
-----------------------------------------------------------------------------------------
80321 814251914 Washer (2 required with Auxiliary Framing Support).                 *
-----------------------------------------------------------------------------------------
                     J85504A1 Battery Stand for Round Cells
-----------------------------------------------------------------------------------------
FF832   L-1    Battery stand parts for a 2 tier, 2 row battery stand, 7' 6" long and 2' 6" wide with connecting equipment for one -48V, 24 main
               cell group KS20472 L-1S.                                             *
-----------------------------------------------------------------------------------------
FF832   L-2    Battery stand parts for two 12 main cell groups on a 2 tier, 2 row battery stand, 7' 6" long and 2' 6" wide with connecting equipment. For the first positive or negative 24 volt, 12 main
               cell group per KS20472 L-1S.                                         *
-----------------------------------------------------------------------------------------
FF832   L-3    Connecting equipment required with List 2 for 2nd + or -24V 12
               Main Cell Group KS20472 List 1S.                                     *
-----------------------------------------------------------------------------------------
FF832   L-4    Parts for 2 tier, 2 row Battery Stand & connecting equipment for
               one positive or negative 24V Main Cell Group KS20472 L-1S.           *
-----------------------------------------------------------------------------------------
FF832   L-5    1300 Amp discharge capacity bus bar assembly equipment with
               growth capability to 2600 Amps. (max)                                *
-----------------------------------------------------------------------------------------
FF832   L-6    Earthquake bracing equipment required with L-1 or L-2 for
               earthquake zones 2, 3 and 4 per B.S.P. 800-610-155.                  *
-----------------------------------------------------------------------------------------
FF832   L-7    Earthquake bracing equipment required with L-4 for earthquake
               zones 2 (above first floor), 3 & 4 per AT&T P 800-510-155            *
-----------------------------------------------------------------------------------------
FF832   L-8    Steel Base retainer required with L-1 or 2 for earthquake zone 2
               or 1st floor per B.S.P. 800-610-155.                                 *
-----------------------------------------------------------------------------------------
FF832   L-9    Steel Base retainer required with List 4 for Earthquake zone 2 or
               1st floor per B.S.P. 800-610-155.                                    *
-----------------------------------------------------------------------------------------
FF832   L-10   Parts for 2, 24 main cell groups on a 2 tier, 2 row battery stand
               with connecting equipment for 1st -48V 24 main cell group.           *
-----------------------------------------------------------------------------------------
FF832   L-11   Battery connecting equipment required with L-10 for 2nd -48V 24
               main cell group KS20472 L-1S.                                        *
-----------------------------------------------------------------------------------------
FF832   L-12   Bus Bar equipment required with L-1, 2 or 10 for supplementary
               battery stand when remotely located & requires more 4/0 cables.      *
-----------------------------------------------------------------------------------------
FF832   L-13   Earthquake bracing equipment required with L-10 for earthquake
               zones 2, 3 & 4 per Lucent Technologies Practice 800-610-155.         *
-----------------------------------------------------------------------------------------
FF832   L-14   Steel Base retainers required with L-10 for Earthquake zone 2 per
               Lucent Technologies Practice 800-610-155.                            *
-----------------------------------------------------------------------------------------
FF832   L-15   2600 Amp Discharge capacity Bus Bar Assembly equipment with
               growth capability to 5200 Amps (max).                                *
-----------------------------------------------------------------------------------------
FF832   L-16   1300 Ampere discharge capacity and bus bar equipment and 800amp
               Low Voltage Disconnect/Reconnect panel required in addition to
               List 1 or 10 for the initial battery stand in the power plant.       *
-----------------------------------------------------------------------------------------
FF832   L-17   1300 ampere discharge capacity bus bar equipment and 1200 amp Low
               Voltage Disconnect/Reconnect panel required in addition to List 1
               or 10 for the initial battery stand in the power plant.              *
-----------------------------------------------------------------------------------------
FF832 846652824 Cable Assembly Kit for connecting sense leads from Battery Stand
                mounted bus bars to Control Bay (35ft).                             *
-----------------------------------------------------------------------------------------

                           Batteries & Battery Stands
                               Section 8 Page 72

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                          Batteries & Battery Stands

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
FF832 846652816 Cable assembly kit for connecting sense leads from battery stand
                mounted bus bars to Control Bay (75ft).                             *
-----------------------------------------------------------------------------------------
FF832   L-20   5200 Amperes (max) discharge capacity bus bar assembly required
               with List 1, 2 or 10 for the initial battery stand in the plant.     *
-----------------------------------------------------------------------------------------
Lists A through F Provide Equipment Required with Lists 5, 16, or 17 for a 50MV
                                  Plant Shunt
-----------------------------------------------------------------------------------------
FF832   L-A    400 Amp shunt                                                        *
-----------------------------------------------------------------------------------------
FF832   L-B    600 Amp shunt                                                        *
-----------------------------------------------------------------------------------------
FF832   L-C    800 Amp shunt                                                        *
------------------------------------------------------------------------------------------
FF832   L-D    1200 Amp shunt                                                       *
------------------------------------------------------------------------------------------
FF832   L-E    2000 Amp shunt                                                       *
------------------------------------------------------------------------------------------
FF832   L-F    2500 Amp shunt                                                       *
------------------------------------------------------------------------------------------
FF832   L-G    Bus bars required with L-5, 16 or 17 when plant discharge
               capacity is greater than 1300 Amps or when additional rectifier
               battery strings and/or discharge lead term position required.        *
------------------------------------------------------------------------------------------
FF832   L-H    Material always required with List 5 when List 6, 7 or 13 is not
               specified                                                            *
------------------------------------------------------------------------------------------
FF832   L-J    Material required with Lists D, E or F when List G is not
               specified.                                                           *
------------------------------------------------------------------------------------------
FF832   L-K    Material always required with List 5 when List 6, 7 or 13 is
               specified.                                                           *
------------------------------------------------------------------------------------------
FF832   L-L    Equipment required w/L-15 to provide a 50 MV, 2000A plant shunt.     *
------------------------------------------------------------------------------------------
FF832   L-M    Equipment required w/L-15 to provide a 50 MV, 2600A plant shunt.     *
------------------------------------------------------------------------------------------
FF832   L-N    Equipment required w/L-15 to provide a 50 MV, 4000A plant shunt.     *
------------------------------------------------------------------------------------------
FF832   L-P    Equipment required w/L-15 to provide a 50 MV, 6000A plant shunt.     *
------------------------------------------------------------------------------------------
FF832   L-Q    Bus Bars required with L-15 when Plant Discharge capacity is greater than 2600 Amps or when additional Rectifier Battery
               Strings and/or Discharge Lead Terminating Position required.         *
------------------------------------------------------------------------------------------
FF832   L-S    Material always required with List 15 when L-6 or 13 is specified.   *
------------------------------------------------------------------------------------------
FF832   L-T    Material always required with L-6 or 13 when L-15 is specified.      *
------------------------------------------------------------------------------------------
                       KS15544 Rectangular Cell Batteries
------------------------------------------------------------------------------------------
FF833 997809637 KS15544 L-402 Rectangular Cell Battery                              *
------------------------------------------------------------------------------------------
FF833 997809645 KS15544 L-403 Rectangular Cell Battery                              *
------------------------------------------------------------------------------------------
FF833 997809603 KS15544 L-405 Rectangular Cell Battery                              *
------------------------------------------------------------------------------------------
FF833 995042264 KS15544 L-501 Rectangular Cell Battery                              *
------------------------------------------------------------------------------------------
FF833 405906074 KS15544 L-501P Rectangular Cell Battery                             *
------------------------------------------------------------------------------------------
FF833 997851100 KS15544 L-508 Rectangular Cell Battery                              *
------------------------------------------------------------------------------------------
FF833 405872698 KS15544 L-508P Rectangular Cell Battery                             *
------------------------------------------------------------------------------------------
FF820 406768598 FTC21P Rectangular Cell Battery replaces KS15544 L-508E             *
------------------------------------------------------------------------------------------
        J85504B1 Battery Stand Equipment for Rectangular Cell Batteries
------------------------------------------------------------------------------------------
FF885   L-1    Parts for a 2 tier, 2 row Battery Stand & Connecting equipment
               for one, -48V 24 Main Cell Group.                                    *
------------------------------------------------------------------------------------------
FF885   L-1AM  Same as List 1 except battery terminal connectors per KS5499 are
               omitted.                                                             *
------------------------------------------------------------------------------------------

                          Batteries & Battery Stands
                               Section 8 Page 73

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                          Batteries & Battery Stands

------------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
FF885   L-2    Battery stand parts for two 12 main cell groups on a 2 tier, 2 row battery stand, 7 feet, 6 inches long and 3 feet 1-1/4 inches wide and connecting equipment for the first positive or negative
               24 volt, 12 main cell group per KS5553 or KS15544, L-508
               batteries.                                                           *
-----------------------------------------------------------------------------------------
FF832   L-3    Battery connecting equipment required with L-2 for the second positive or negative 24 volt, 12 main cell group per KS5553 or
               KS15544, L-508 batteries.                                            *
-----------------------------------------------------------------------------------------
FF885   L-4    1300 Amp Discharge Capacity Bus Bar Assembly.                        *
-----------------------------------------------------------------------------------------
FF885   L-5    Battery stand parts for two 24 main cell groups on a 2 tier, 2 row battery stand, 15 feet long and 3 feet 1-1/4 inches wide and connecting equipment for the first negative 48 volt, 24 main cell
               group per KS5553 or KS15544 L- 508 batteries.                        *
-----------------------------------------------------------------------------------------
FF885   L-5AM  Same as List 5 except battery terminal connectors per KS5499 are
               omitted.                                                             *
-----------------------------------------------------------------------------------------
FF885   L-6AM  Same as List 6 except battery terminal connectors per KS5499 are
               omitted.                                                             *
-----------------------------------------------------------------------------------------
FF885   L-8    2600 Amp Discharge Capacity Bus Bar Assembly.                        *
-----------------------------------------------------------------------------------------
FF885   L-9    1300 amp discharge capacity bus bar equipment (800 amp). Low voltage disconnect/reconnect panel required with L-1 or 5 for the
               initial battery stand in the power plant.                            *
-----------------------------------------------------------------------------------------
FF832   L-10   1300 Amp discharge capacity bus bar equipment and 1200 Amp low
               voltage disconnect/reconnect panel.                                  *
-----------------------------------------------------------------------------------------
FF832   L-11   Battery stand parts for a 2 tier 1 row battery stand 15 feet long and 1 ft 9-1/4 inches wide and connecting equipment for one negative 48 volt 24 main cell group per KS5553 or KS15544 L-508
               batteries.                                                           *
-----------------------------------------------------------------------------------------
FF832   L-11AM Same as List 11 except battery terminal connectors per KS5499
               are omitted.                                                         *
-----------------------------------------------------------------------------------------
FF832   L-A    Equipment required with L-4, 9, or 10 to provide a 50 Mv plant
               shunt with a capacity of 400 amps.                                   *
-----------------------------------------------------------------------------------------
FF885   L-B    Additional material to Lists 4, 9 or 10 for 50MV Shunt with
               capacity of 600 Amps.                                                *
-----------------------------------------------------------------------------------------
FF832   L-C    Additional material to Lists 4, 9 or 10 for 50MV Shunt with
               capacity of 800 Amps.                                                *
-----------------------------------------------------------------------------------------
FF885   L-D    Additional material to Lists 4, 9 or 10 for 50MV Shunt with
               capacity of 1200 Amps.                                               *
-----------------------------------------------------------------------------------------
FF885   L-E    Additional material to Lists 4, 9 or 10 for 50MV Shunt with
               capacity of 2000 Amps.                                               *
-----------------------------------------------------------------------------------------
FF885   L-F    Additional material to Lists 4, 9 or 10 for 50MV Shunt with
               capacity of 2600 Amps.                                               *
-----------------------------------------------------------------------------------------
FF885   L-G    Additional Bus Bars to Lists 4, 9 or 10.                             *
-----------------------------------------------------------------------------------------
FF885   L-H    Additional material to Lists D, E or F when no List G is
               specified.                                                           *
-----------------------------------------------------------------------------------------
FF885   L-J    Material always required with L-1 or 2 when L-8, 9, or 10 is
               specified                                                            *
-----------------------------------------------------------------------------------------
FF885   L-K    Additional equipment to List 8 to provide 50MV Shunt with
               capacity of 2000A                                                    *
-----------------------------------------------------------------------------------------
FF885   L-L    Additional equipment to L-8 to provide 50MV Shunt with capacity
               of 2600A                                                             *
-----------------------------------------------------------------------------------------

                          Batteries & Battery Stands
                               Section 8 Page 74

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                          Batteries & Battery Stands

-----------------------------------------------------------------------------------------
Mdse     List/Grp/                                                              July 2000
Class    Comcode                     Description                               List Price
-----------------------------------------------------------------------------------------
FF885   L-M    Additional equipment to L-8 to provide 50MV Shunt with capacity
               of 4000A                                                             *
-----------------------------------------------------------------------------------------
FF885   L-N    Additional equipment to L-8 to provide 50MV Shunt with capacity
               of 6000A                                                             *
-----------------------------------------------------------------------------------------
FF885   L-P    Bus Bars required in addition to List 8 when plant discharge capacity is greater than 2600 amperes or when additional
               rectifier, battery string and/or discharge lead terminating
               positions are required.                                              *
-----------------------------------------------------------------------------------------
FF832   L-Q    Material always required with L-5 when L-8, 9, or 10 is
               specified.                                                           *
-----------------------------------------------------------------------------------------
FF885   L-R    Module required with L-9 & 10 to provide nominal voltage of 40.56    *
-----------------------------------------------------------------------------------------
FF832   L-S    Module required with L-9 & 10 to provide nominal voltage of 41.39    *
-----------------------------------------------------------------------------------------
FF885   L-T    Module required with L-9 & 10 to provide nominal voltage of 42.25    *
-----------------------------------------------------------------------------------------
FF885   L-V    Module required with L-9 & 10 to provide nominal voltage of 44.02    *
-----------------------------------------------------------------------------------------
FF885   L-W    Module required with L-9 & 10 to provide nominal voltage of 44.95    *
-----------------------------------------------------------------------------------------
FF832   L-K1   Kit to provide necessary hardware for L-1 & 5 battery stand.
               (Ref. J87122AE1 L-1)                                                 *
-----------------------------------------------------------------------------------------
FF832   L-K2   Kit to provide necessary hardware for L-1 & 5 battery stand.
               (Ref. J87122AE1 L-5)                                                 *
-----------------------------------------------------------------------------------------
FF832   L-K3   Kit to provide necessary hardware for L-5 & 6 battery stand.
               (Ref. J87122AD1)                                                     *
-----------------------------------------------------------------------------------------
FF832   L-K4   Kit to provide necessary hardware for L-2 & 3 battery stand.
               (Ref. J87122AB1 L-2)                                                 *
-----------------------------------------------------------------------------------------
FF832   L-K5   Kit to provide necessary hardware for L-2 & 3 battery stand.
               (Ref. J87122AB1 L-3)                                                 *
-----------------------------------------------------------------------------------------
FF832   L-K6   Kit to provide necessary hardware for J87120D1 battery stand.        *
-----------------------------------------------------------------------------------------
FF832   L-K7   Equipment and mounting hardware to provide 1 each thermometer and
               hydrometer. (Already provided with Lists 1AM, 5AM, 6AM and 11AM)     *
-----------------------------------------------------------------------------------------
FF885   L-K8   Kit to provide 1/4-20 mounting hardware.                             *
-----------------------------------------------------------------------------------------

                           Batteries & Battery Stands
                               Section 8 Page 75

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                           Batteries Battery Stands

                       Lucent Unigy(R)II Battery WP93379
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Capacity
WP93379                                  28-LOI           July 2000            Standard              @ 8 Hour         July 2000 List
List No.       Module   Description      Comcode          List Price           Comcode                Rate                Price
-----------------------------------------------------------------------------------------------------------------------------------
1 (L or S)     6A-45-5   (L or S)*       407586510             *                                    12 V, 90 Ah
-----------------------------------------------------------------------------------------------------------------------------------
2 (L or S)     6A-45-7   (L or S)*       407586528             *                                    12 V, 140 Ah
-----------------------------------------------------------------------------------------------------------------------------------
3 (L or S)     6A-45-9   (L or S)        407586536             *                                    12 V, 185 Ah
-----------------------------------------------------------------------------------------------------------------------------------
4 (L or S)     6A-45-11  (L or S)        407586544             *                                    12 V, 230 Ah
-----------------------------------------------------------------------------------------------------------------------------------
5 (L or S)     6A-45-13  (L or S)        407586551             *                                    12 V, 275 Ah
-----------------------------------------------------------------------------------------------------------------------------------
6 (L or S)     6A-45-15  (L or S)        407586569             *                                   12 V, 320 Ah
-----------------------------------------------------------------------------------------------------------------------------------
7 (L or S)     6A-75-5   (L or S)        407586486             *                                    12 V, 160 Ah
-----------------------------------------------------------------------------------------------------------------------------------
8 (L or S)     6A-75-7   (L or S)        407586494             *                                    12 V, 235 Ah
-----------------------------------------------------------------------------------------------------------------------------------
9 (L or S)     6A-75-9   (L or S)        407531979             *              **407531961           12 V, 310 Ah            *
-----------------------------------------------------------------------------------------------------------------------------------
10 (L or S)    6A75-11   (L or S)        407531938             *                407531920           12 V, 390 Ah            *
-----------------------------------------------------------------------------------------------------------------------------------
11 (L or S)    6A-75-13  (L or S)        407586502             *                407586387           12 V, 470 Ah            *
-----------------------------------------------------------------------------------------------------------------------------------
12 (L or S)    6A-75-15  (L or S)        407531995             *                407531987           12 V, 550 Ah            *
-----------------------------------------------------------------------------------------------------------------------------------
13 (L or S)    3A-75-17  (L or S)       *407531862             *             ***407531854            6 V, 630 Ah            *
-----------------------------------------------------------------------------------------------------------------------------------
14 (L or S)    3A-75-19  (L or S)      **407532027             *                407532019            6 V, 705 Ah            *
-----------------------------------------------------------------------------------------------------------------------------------
15 (L or S)    3A-75-21  (L or S)        407532043             *                407532035            6 V, 785 Ah            *
-----------------------------------------------------------------------------------------------------------------------------------
16 (L or S)    3A-75-23  (L or S)       *407531888             *                407531870            6 V, 865 Ah            *
-----------------------------------------------------------------------------------------------------------------------------------
17 (L or S)    3A-75-25  (L or S)        407532068             *                407532050            6 V, 945 Ah            *
-----------------------------------------------------------------------------------------------------------------------------------
18 (L or S)    3A-75-27  (L or S)       *407531912             *               *407531904           6 V, 1025 Ah            *
-----------------------------------------------------------------------------------------------------------------------------------
19 (L or S)    3A-75-29  (L or S)        407532084             *                407532076           6 V, 1100 Ah            *
-----------------------------------------------------------------------------------------------------------------------------------
20 (L or S)    3A-75-31  (L or S)        407532100             *                407532092           6 V, 1175 Ah            *
-----------------------------------------------------------------------------------------------------------------------------------
21 (L or S)    3A-75-33  (L or S)        407532126             *                407532118           6 V, 1255 Ah            *
-----------------------------------------------------------------------------------------------------------------------------------
22 (L or S)    6A-85-7   (L or S)        407586411             *                407586429           12 V, 265 Ah            *
-----------------------------------------------------------------------------------------------------------------------------------
23 (L or S)    6A-85-9   (L or S)        407586437             *                407586445           12 V, 350 Ah            *
-----------------------------------------------------------------------------------------------------------------------------------
24 (L or S)    6A-85-11  (L or S)        407586452             *                407586403           12 V, 440 Ah            *
-----------------------------------------------------------------------------------------------------------------------------------
25 (L or S)    6A-85-13  (L or S)        407586460             *                407531342           12 V, 530 Ah            *
-----------------------------------------------------------------------------------------------------------------------------------
26 (L or S)    6A-85-15  (L or S)        407586478             *                                    12 V, 615 Ah
-----------------------------------------------------------------------------------------------------------------------------------
26 (L or S)    3A-85-17  (L or S)        407531367             *                407531359            6 V, 695 Ah            *
-----------------------------------------------------------------------------------------------------------------------------------
28 (L or S)    3A-85-19  (L or S)        407586577             *                                     6 V, 785 Ah
-----------------------------------------------------------------------------------------------------------------------------------
29 (L or S)    3A-85-21  (L or S)        407586585             *                                     6 V, 875 Ah
-----------------------------------------------------------------------------------------------------------------------------------
30 (L or S)    3A-85-23  (L or S)        407531383             *                407531375            6 V, 960 Ah            *
-----------------------------------------------------------------------------------------------------------------------------------
31 (L or S)    3A-85-25  (L or S)        407531409             *                407531391           6 V, 1050 Ah            *
-----------------------------------------------------------------------------------------------------------------------------------
32 (L or S)    3A-85-27  (L or S)        407531425             *                407531417           6 V, 1135 Ah            *
-----------------------------------------------------------------------------------------------------------------------------------
33 (L or S)    3A-85-29  (L or S)        407586593             *                407586395           6 V, 1225 Ah            *
-----------------------------------------------------------------------------------------------------------------------------------
34 (L or S)    3A-85-31  (L or S)        407531441             *              **407531433           6 V, 1310 Ah            *
-----------------------------------------------------------------------------------------------------------------------------------
35 (L or S)    3A-85-33  (L or S)      **407531474             *             ***407531466           6 V, 1400 Ah            *
-----------------------------------------------------------------------------------------------------------------------------------
36 (L or S)    1A-85-39  (L or S)*     **407531508             *             ***407531490           2 V, 1585 Ah            *
-----------------------------------------------------------------------------------------------------------------------------------
37 (L or S)    1A-85-45  (L or S)*      *407531524             *                407531516           2 V, 1845 Ah            *
-----------------------------------------------------------------------------------------------------------------------------------
38 (L or S)    1A-85-51  (L or S)       *407531953             *              **407531946           2 V, 2095 Ah            *
-----------------------------------------------------------------------------------------------------------------------------------
39 (L or S)    1A-85-57  (L or S)        407531565             *                407531557           2 V, 2360 Ah            *
-----------------------------------------------------------------------------------------------------------------------------------
40 (L or S)    1A-85-63  (L or S)        407531581             *                407531573           2 V, 2625 Ah            *
-----------------------------------------------------------------------------------------------------------------------------------
41 (L or S)    1A-85-69  (L or S)        407531607             *                407531599           2 V, 2890 Ah            *
-----------------------------------------------------------------------------------------------------------------------------------
42 (L or S)    1A-85-75  (L or S)        407531623             *                407531615           2 V, 3145 Ah            *
-----------------------------------------------------------------------------------------------------------------------------------


                           Batteries Battery Stands
                               Section 8 Page 76

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                           Batteries Battery Stands

-----------------------------------------------------------------------------------------------------------------------------------
43 (L or S)    1A-85-81  (L or S)        407531649             *                407531631           2 V, 3405 Ah            *
-----------------------------------------------------------------------------------------------------------------------------------
44 (L or S)    1A-85-87  (L or S)        407531805             *                407531797           2 V, 3675 Ah            *
-----------------------------------------------------------------------------------------------------------------------------------
45 (L or S)    1A-85-93  (L or S)        407531821             *                407531813           2 V, 3935 Ah            *
-----------------------------------------------------------------------------------------------------------------------------------
46 (L or S)    1A-85-99  (L or S)      **407531847             *                407531839           2 V, 4200 Ah            *
-----------------------------------------------------------------------------------------------------------------------------------

                            Power Systems Price Book
                                   July 2000
                           Batteries Battery Stands

 ----------------------------------------------------------- ------------------------------------------------
               Lucent Technologies' Unigy II Battery Accessories
 ------------------------------------------------------------------------------------------------------------
Description
------------------------------------------------- -----------------------------------------------------------
847674769      Mounting hardware kit to attach a framework** to the top of a 45Ah Unigy battery.        *
-------------------------------------------------------------------------------------------------------------
847674777      Mounting hardware kit to attach a framework** to the top of a 75Ah Unigy battery.        *
-------------------------------------------------------------------------------------------------------------
847674785      Mounting hardware kit to attach a framework** to the top of a 85Ah Unigy battery.        *
-------------------------------------------------------------------------------------------------------------
847598265      White framework used on J85500D-3, H569-422 and H569-424 -48V battery plant.             *
-------------------------------------------------------------------------------------------------------------
 ** Top-mount framework is 26" wide and will overhang these modules.
-------------------------------------------------------------------------------------------------------------
*** Framework is 42" high and 26" wide with 22-5/16 mounting centers.
-------------------------------------------------------------------------------------------------------------

                           Batteries Battery Stands
                               Section 8 Page 77

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                         Acid Spill Management System

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           Option 1
                                                                                           Floor
                                                                                           Coating         Option 2
Mdse.                   ED & Group or                                                      Comcode         Neutra-       July 2000
Class   Comcode           WP & List                          Battery Stand Used On         (Qty)           mat Qty.      List Price
-----------------------------------------------------------------------------------------------------------------------------------
                       Option 2 Comcode 407523497 for Groups 1 thru 96
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601806433        ED83139-30 G1                              J85504A-1 List 4        407523471 (1)      2              *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601806441        ED83139-30 G2                             J85504A-1 List 1,2       407523471 (2)      3              *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601805146        ED83139-30 G3                              J85504A-1 List 10       407523489 (1)      5              *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601808611        ED83139-30 G4                           J87123A-1 List 1 thru 7    407523471 (1)      3              *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601808629        ED83139-30 G5                              J87123B-1 List 5        407523471 (1)      2              *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601808637        ED83139-30 G6                             J87123B-1 List 2,7       407523471 (1)      2              *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601808645        ED83139-30 G7                           J87123B-1 List 1,3,4,6     407523471 (1)      2              *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601808652        ED83139-30 G8                           J87123C-1 List 5 thru 8    407523471 (2)      3              *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601808660        ED83139-30 G9                              J87123C-1 List 3        407523471 (2)      3              *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601808710        ED83139-30 G14                            J87123E-1 List 1,2       407523471 (2)      3              *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601808801        ED83139-30 G23                             J87124D-1 List 1        407523489 (1)      5              *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601808819        ED83139-30 G24                            J87124E-1 List 1,2       407523471 (2)      5              *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601808827        ED83139-30 G25                            J87124F-1 List 2,4       407523471 (2)      3              *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601808835        ED83139-30 G26                            J87124F-1 List 1,3       407523471 (2)      4              *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601808843        ED83139-30 G27                          J87124G-1 List 2 thru 6    407523471 (2)      3              *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601808850        ED83139-30 G28                             J87124G-1 List 1        407523471 (2)      3              *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601808868        ED83139-30 G29                            J87124H-1 List 1,2       407523471 (1)      2              *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601808884        ED83139-30 G30                            J87125A-1 List 1         407523471 (1)      7              *
                                                                                           + 407523489
                                                                                               (1)
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601808892        ED83139-30 G31                            J87125B-1 List 1         407523489 (1)      5              *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601808900        ED83139-30 G32                            J87125C-1 List 1         407523471 (1)      8              *
                                                                                           + 407523489
                                                                                               (1)
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601808918        ED83139-30 G33                            J87124D-1 List 1         407523471 (2)      9              *
                                                                                           + 407523489
                                                                                               (1)
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601808926        ED83139-30 G34                            J87126A-1 List 1,2       407523471 (1)      7              *
                                                                                           + 407523489
                                                                                               (1)
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601808934        ED83139-30 G35                            J87126B-1 List 1         407523471 (3)      5              *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601808942        ED83139-30 G36                            J87126C-1 List 1,2       407523471 (1)      7              *
                                                                                           + 407523489 (1)
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601808959        ED83139-30 G37                            J87126D-1 List 1thru 4   407523489 (1)      5              *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601808967        ED83139-30 G38                            J87126E-1 List 1,2       407523471 (3)      4              *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601808975        ED83139-30 G39                            J87126F-1 List 1,2       407523471 (1)      7              *
                                                                                           + 407523489 (1)
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601808983        ED83139-30 G40                            J87126G-1 List 1 thru 4  407523489 (1)      5              *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601808991        ED83139-30 G41                            J87126H-1 List 1,2       407523471 (3)      4              *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809007        ED83139-30 G42                            J87127A-1 List 1         407523471 (1)      2              *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809015        ED83139-30 G43                            J87127B-1 List 1,3,5,7   407523471 (2)      3              *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809023        ED83139-30 G44                            J87128A-1 List 1 thru 4  407523471 (2)      3              *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809031        ED83139-30 G45                             J87128B-1 List 1        407523489 (1)      5              *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809049        ED83139-30 G46                             J87128C-1 List 1        407523471 (3)      5              *
-----------------------------------------------------------------------------------------------------------------------------------

                          Acid Spill Management System
                               Section 9 Page 78

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                         Acid Spill Management System

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           Option 1
                                                                                           Floor
                                                                                           Coating         Option 2
Mdse.                   ED & Group or                                                      Comcode         Neutra-       July 2000
Class   Comcode           WP & List                          Battery Stand Used On         (Qty)           mat Qty.      List Price
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809056        ED83139-30 G47                           J87128C-1 List (1+2)      407523471 (1)      9               *
                                                                                           + 407523489
                                                                                                (1)
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809064        ED83139-30 G48                            J87130A-1 List 1,2       407523471 (2)      7               *
                                                                                           + 407523489 (1)
-----------------------------------------------------------------------------------------------------------------------------------
        "Existing Stands with epoxy floor coating" (Existing Round Cells)
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601806458        ED83139-30 G49                               J85504A-1 List 4         Included        2               *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601806466        ED83139-30 G50                              J85504A-1 List 1,2        Included        3               *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601806474        ED83139-30 G51                               J85504A-1 List 10        Included        5               *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809072        ED83139-30 G52                            J87123A-1 List 1 thru 7     Included        3               *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809353        ED83139-30 G53                               J87123B-1 List 5         Included        2               *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809361        ED83139-30 G54                              J87123B-1 List 2,7        Included        2               *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809379        ED83139-30 G55                           J87123B-1 List 1, 3, 4, 6    Included        2               *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809387        ED83139-30 G56                            J87123C-1 List 5 thru 8     Included        3               *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809395        ED83139-30 G57                               J87123C-1 List 3         Included        3               *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809403        ED83139-30 G58                               J87123C-1 List1          Included        4               *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809411        ED83139-30 G59                              J87123D-1 List 1,5        Included        2               *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809429        ED83139-30 G60                          J87123D-1 List (1+2), List    Included        3               *
                                                                           (5+6)
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809437        ED83139-30 G61                            J87123E-1 List 3,5,7,9      Included        3               *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809445        ED83139-30 G62                            J87123E-1 List 1,2          Included        3               *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809452        ED83139-30 G63                            J87123F-1 List 1 thru 6     Included        2               *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809460        ED83139-30 G64                            J87123G-1 List 1,2          Included        2               *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809478        ED83139-30 G65                            J87124A-1 List 1 thru 7     Included        5               *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809486        ED83139-30 G66                            J87124B-1 List 2,7,9        Included        3               *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809494        ED83139-30 G67                            J87124B-1 L-1, 3 thru 6, 8  Included        3               *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809502        ED83139-30 G68                            J87124C-1 List 3,4          Included        4               *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809510        ED83139-30 G69                            J87124C-1 List 1,2          Included        6               *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809528        ED83139-30 G70                            J87124D-1 List 3            Included        5               *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809536        ED83139-30 G71                            J87124D-1 List 1            Included        5               *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809544        ED83139-30 G72                            J87124E-1 List 1,2          Included        5               *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809551        ED83139-30 G73                            J87124F-1 List 2,4          Included        3               *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809569        ED83139-30 G74                            J87124F-1 List 1,3          Included        4               *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809577        ED83139-30 G75                            J87124G-1 List 2 thru 6     Included        3               *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809585        ED83139-30 G76                            J87124G-1 List 1            Included        3               *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809593        ED83139-30 G77                            J87124H-1 List 1,2          Included        2               *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809601        ED83139-30 G78                            J87125A-1 List 1            Included        7               *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809619        ED83139-30 G79                            J87125B-1 List 1            Included        5               *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809627        ED83139-30 G80                            J87125C-1 List 1            Included        8               *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809635        ED83139-30 G81                            J87124D-1 List 1            Included        9               *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809643        ED83139-30 G82                            J87126A-1 List 1,2          Included        7               *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809650        ED83139-30 G83                            J87126B-1 List 1            Included        5               *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809668        ED83139-30 G84                            J87126C-1 List 1,2          Included        7               *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809676        ED83139-30 G85                            J87126D-1 List 1 thru 4     Included        5               *
-----------------------------------------------------------------------------------------------------------------------------------

                         Acid Spill Management System
                               Section 9 Page 79

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            Power Systems Price Book
                                   July 2000
                          Acid Spill Management System

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           Option 1
                                                                                           Floor
                                                                                           Coating         Option 2
Mdse.                   ED & Group or                                                      Comcode         Neutra-       July 2000
Class   Comcode           WP & List                          Battery Stand Used On         (Qty)           mat Qty.      List Price
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809684        ED83139-30 G86                            J87126E-1 List 1, 2         Included        4               *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809692        ED83139-30 G87                            J87126F-1 List 1, 2         Included        7               *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809700        ED83139-30 G88                            J87126G-1 List 1 thru 4     Included        5               *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809718        ED83139-30 G89                            J87126H-1 List 1,2          Included        4               *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809726        ED83139-30 G90                            J87127A-1 List 1            Included        2               *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809734        ED83139-30 G91                        J87127B-1 List 1, 3, 5, 7     Included        3                 *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809742        ED83139-30 G92                        J87128A-1 List 1 thru 4       Included        3                 *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809759        ED83139-30 G93                        J87128B-1 List 1              Included        5                 *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809767        ED83139-30 G94                        J87128C-1 List 1              Included        5                 *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809775        ED83139-30 G95                        J87128C-1 List (1+2)          Included        9                 *
-----------------------------------------------------------------------------------------------------------------------------------
FF862  601809783        ED83139-30 G96                        J87130A-1 List 1, 2           Included        7                 *
-----------------------------------------------------------------------------------------------------------------------------------
               Option 2 Comcode 407523505 for Groups 200 thru 260
-----------------------------------------------------------------------------------------------------------------------------------
FF862   601806482       ED83139-30 G222                       J85504B-1 List 1,2            407523471 (2)   4                 *
-----------------------------------------------------------------------------------------------------------------------------------
FF862   601810385       ED83139-30 G238                       J87122AC-1 List 2             407523471 (1)   2                 *
-----------------------------------------------------------------------------------------------------------------------------------
FF862   601810393       ED83139-30 G239                       J87122AC-1 List 3             407523471 (1)   2                 *
-----------------------------------------------------------------------------------------------------------------------------------
FF862   601810419       ED83139-30 G240                       J87122AC-1 List 4             407523471 (2)   2                 *
-----------------------------------------------------------------------------------------------------------------------------------
FF862   601810435       ED83139-30 G241                       J87122AC-1 List 5             407523471 (2)   3                 *
-----------------------------------------------------------------------------------------------------------------------------------
FF862   601810468       ED83139-30 G242                       J87122AC-1 List 6             407523471 (2)   3                 *
-----------------------------------------------------------------------------------------------------------------------------------
FF862   601810476       ED83139-30 G243                       J87122AC-1 List 7 thru 12     407523471 (3)   5                 *
-----------------------------------------------------------------------------------------------------------------------------------
FF862   601810484       ED83139-30 G244                       J87122AD-1 List 1             407523471 (1)   2                 *
-----------------------------------------------------------------------------------------------------------------------------------
FF862   601810492       ED83139-30 G245                       J87122AD-1 List 2             407523471 (2)   3                 *
-----------------------------------------------------------------------------------------------------------------------------------
FF862   601810500       ED83139-30 G246                       J87122AD-1 List 3             407523471 (2)   3                 *
-----------------------------------------------------------------------------------------------------------------------------------
FF862   601810518       ED83139-30 G247                       J87122AD-1 List 4             407523471 (2)   4                 *
-----------------------------------------------------------------------------------------------------------------------------------
FF862   601810526       ED83139-30 G248                       J87122AD-1 List 5             407523471 (3)   4                 *
-----------------------------------------------------------------------------------------------------------------------------------
FF862   601810534       ED83139-30 G249                       J87122AD-1 List 6             407523471 (3)   5                 *
-----------------------------------------------------------------------------------------------------------------------------------
FF862   601810542       ED83139-30 G250                       J87122AD-1 List 7 thru 9      407523471 (1)   7                 *
-----------------------------------------------------------------------------------------------------------------------------------
FF862   601810559       ED83139-30 G251                       J87122AE-1 List 1             407523489 (1)   1                 *
-----------------------------------------------------------------------------------------------------------------------------------
FF862   601810567       ED83139-30 G252                       J87122AE-1 List 2             407523471 (1)   2                 *
-----------------------------------------------------------------------------------------------------------------------------------
FF862   601810575       ED83139-30 G253                       J87122AE-1 List 3             407523471 (1)   2                 *
-----------------------------------------------------------------------------------------------------------------------------------

FF862   601810583       ED83139-30 G254                       J87122AE-1 List 4             407523471 (1)   2                 *
-----------------------------------------------------------------------------------------------------------------------------------
FF862   601810591       ED83139-30 G255                       J87122AE-1 List 5             407523471 (1)   2                 *
-----------------------------------------------------------------------------------------------------------------------------------
FF862   601810609       ED83139-30 G256                       J87122AE-1 List 6             407523471 (2)   3                 *
-----------------------------------------------------------------------------------------------------------------------------------
FF862   601810617       ED83139-30 G257                       J87122AE-1 List 7 thru 16     407523471 (2)   4                 *
-----------------------------------------------------------------------------------------------------------------------------------
FF862   601810625       ED83139-30 G258                       J87122AF-1 List 1 thru 7      407523471 (1)   2                 *
-----------------------------------------------------------------------------------------------------------------------------------
FF862   601810633       ED83139-30 G259                       J87122AL-1 List 1 thru 6      407523471 (2)   4                 *
------------------------------------------------------- ---------------------------------------------------------------------------
FF862   601810641       ED83139-30 G260                       J87122AN-1 List 1,2           407523471 (2)   11                *
                                                                                            + 407523489
                                                                                                (1)
-----------------------------------------------------------------------------------------------------------------------------------
FF862   601810658       ED83139-30 G261                       RD-1289, RD-901-EP1                                             *
-----------------------------------------------------------------------------------------------------------------------------------
                                  Various Kits
-----------------------------------------------------------------------------------------------------------------------------------
FF862   407523455           L-101                             Floor Coating - 1 gallon                                        *
-----------------------------------------------------------------------------------------------------------------------------------
FF862   407523471           L-111                             Floor - Joint/Crack filler kit                                  *
-----------------------------------------------------------------------------------------------------------------------------------
FF862   407523489           L-112                             Floor Coating - 4 gallon                                        *
-----------------------------------------------------------------------------------------------------------------------------------
FF862   407523497           L-120                             Neutra tubes                                                    *
-----------------------------------------------------------------------------------------------------------------------------------

                          Acid Spill Management System
                               Section 9 Page 80

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            Power Systems Price Book
                                   July 2000
                          Acid Spill Management System

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           Option 1
                                                                                           Floor
                                                                                           Coating         Option 2
Mdse.                   ED & Group or                                                      Comcode         Neutra-       July 2000
Class   Comcode           WP & List                          Battery Stand Used On         (Qty)           mat Qty.      List Price
-----------------------------------------------------------------------------------------------------------------------------------
FF862   407523505           L-130                             Neutra pillows                                                  *
-----------------------------------------------------------------------------------------------------------------------------------
FF862   407523513           L-142                             Spill Response Kit                                              *
-----------------------------------------------------------------------------------------------------------------------------------
FF862   407523521           L-150                             Battery Cleaning / Leak Detector                                *
-----------------------------------------------------------------------------------------------------------------------------------
FF862   407523539           L-160                             Leak Repair Kit                                                 *
-----------------------------------------------------------------------------------------------------------------------------------
FF862   407523547           L-170                             Installer Tool Kit                                              *
-----------------------------------------------------------------------------------------------------------------------------------
FF862   407523554           L-171                             Site Supply Kit                                                 *
-----------------------------------------------------------------------------------------------------------------------------------
FF862   407523562           L-172                             Concrete Prep Kit (Bilk replenishment).                         *
-----------------------------------------------------------------------------------------------------------------------------------

                          Acid Spill Management System
                               Section 9 Page 81

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            Power Systems Price Book
                                   July 2000
                             Inverters & Accessories

---------------------------------------------------------------------------------------------
Mdse     List/Grp/                                                                  July 2000
Class    Comcode                     Description                                   List Price
---------------------------------------------------------------------------------------------
                 WP91652 Inverters with Static Transfer Switch
---------------------------------------------------------------------------------------------
FF610      L-14              Inverter Size 500 VA                                        *
         407604263
---------------------------------------------------------------------------------------------
FF610      L-22              Inverter Size 1 KVA                                         *
         407604289
---------------------------------------------------------------------------------------------
FF610      L-34              Inverter Size 2 KVA                                         *
         408145134
---------------------------------------------------------------------------------------------
FF610      L-40A             Inverter Size 3 KVA                                         *
         407117274
---------------------------------------------------------------------------------------------
FF610      L-52              Inverter Size 5 KVA                                         *
         406676080
---------------------------------------------------------------------------------------------
FF610      L-62              Inverter Size 10 KVA                                        *
         406676106
---------------------------------------------------------------------------------------------
             Spare Parts Kits for Inverters w/Static Transfer Switch
---------------------------------------------------------------------------------------------

FF610      L-221        Spare parts Kit for 500 VA Inverter e/w                          *
         407604305      Static Transfer Switch
---------------------------------------------------------------------------------------------
FF610      L-223        Spare parts Kit for 1k VA Inverter e/w                           *
         407604321      Static Transfer Switch
---------------------------------------------------------------------------------------------
FF610      L-226        Spare parts Kit for 2k VA Inverter e/w                           *
         408229037      Static Transfer Switch
---------------------------------------------------------------------------------------------
FF610     L-207A        Spare parts Kit for 3k VA Inverter e/w                           *
         407154947      Static Transfer Switch
---------------------------------------------------------------------------------------------
FF610      L-213        Spare parts Kit for 5k VA Inverter e/w                           *
         406938886      Static Transfer Switch
---------------------------------------------------------------------------------------------
FF610      L-215        Spare parts Kit for 10k VA Inverter e/w                          *
         406938852      Static Transfer Switch
---------------------------------------------------------------------------------------------
                WP91652 Inverters without Static Transfer Switch
---------------------------------------------------------------------------------------------
FF610      L-15         Inverter Size 500 VA                                             *
         407604271
---------------------------------------------------------------------------------------------
FF610      L-23         Inverter Size 1 KVA                                              *
         407604297
---------------------------------------------------------------------------------------------
FF610      L-35         Inverter Size 2 KVA                                              *
         408145142
---------------------------------------------------------------------------------------------
FF610      L-41A        Inverter Size 3 KVA                                              *
         407117829
---------------------------- ----------------------------------------------------------------
          Spare Parts Kit for Inverters without static Transfer Switch
---------------------------------------------------------------------------------------------
FF610      L-222        Spare Parts Kit for 500VA Inverter without                       *
         407604313      Static Transfer Switch
---------------------------------------------------------------------------------------------
FF610      L-224        Spare Parts Kit for 1k VA Inverter without                       *
         407604339      Static Transfer Switch
---------------------------------------------------------------------------------------------
FF610      L-227        Spare Parts Kit for 2k VA Inverter without                       *
         407154921      Static Transfer Switch
---------------------------------------------------------------------------------------------

FF610     L-208A        Spare Parts Kit for 3k VA Inverter without                       *
         407154954      Static Transfer Switch
---------------------------------------------------------------------------------------------
                        WP91652 Inverter Bracket Table
---------------------------------------------------------------------------------------------
FF610      L-117        Used On 0.5 & 1K VA 19" / 23", optional                          *
         407604370
---------------------------------------------------------------------------------------------
FF610      L-109        Used On 3 KVA 19""/23"" optional                                 *
         405890138
---------------------------------------------------------------------------------------------

                             Inverters & Accessories
                               Section 10 Page 82

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            Power Systems Price Book
                                   July 2000
                             Inverters & Accessories

---------------------------------------------------------------------------------------------
Mdse     List/Grp/                                                                  July 2000
Class    Comcode                     Description                                   List Price
---------------------------------------------------------------------------------------------
FF610      L-108        Used On 5 KVA 19""/23"" optional                                 *
         405890120
---------------------------------------------------------------------------------------------
FF610      L-107        Used On 10 KVA 19""/23"" optional                                *
         405885351
---------------------------------------------------------------------------------------------
FF610      L-121        Used on 2k VA 19 inch Shelf Mounting Kit, standard               *
         408339844
---------------------------------------------------------------------------------------------
FF610      L-122        Used on 2k VA 23 inch Vise Lock Kit, standard                    *
         408339851
---------------------------------------------------------------------------------------------
FF610      L-123        Used on 2k VA 25 inch Vise Lock Kit, standard                    *
         408339869
---------------------------------------------------------------------------------------------
NOTE: While the suggested ordering interval for all Inverters and spare parts is
6 weeks, most orders can be filled per customer request date.
---------------------------------------------------------------------------------------------
                             KS24007 Inverter Plant
---------------------------------------------------------------------------------------------
FF610        L-3        5 KVA Inverter Plant (includes: ED8C800-50 G-5 frame             *
         847313236      with KS24007 List 1 AC Distribution Panel &
                        KS24007 List 2B MBPS and blank panel assembled & wired
                        in framework and WP91652 List 52 Inverter shipped in a
                        separate container).
---------------------------------------------------------------------------------------------
FF610        L-4        10 KVA Inverter Plant (ED8C800-50 G-5 frame with KS24007         *
          847313244     List 1 AC distribution panel & KS24007 List 2B MBPS
                        assembled & wired in framework & WP91652 List 62
                        Inverter shipped separately).
---------------------------------------------------------------------------------------------
                        KS24007 Inverter Plant Accessories
---------------------------------------------------------------------------------------------
FF610       L-20        19""/25"" brackets for MBPS, Optional.                           *
          407132596
---------------------------------------------------------------------------------------------
FF610       L-21        23""/25"" brackets for MBPS, Standard.                           *
          407132612
---------------------------------------------------------------------------------------------
FF610       L-25        19""/25"" brackets for ACDP, Optional.                           *
          407132620
---------------------------------------------------------------------------------------------
FF610       L-26        23""/25"" brackets for ACDP, Standard.                           *
          407132638
---------------------------------------------------------------------------------------------

                             Inverters & Accessories
                               Section 10 Page 83

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            Power Systems Price Book
                                   July 2000
                             Inverters & Accessories

---------------------------------------------------------------------------------------------
Mdse     List/Grp/                                                                  July 2000
Class    Comcode                     Description                                   List Price
---------------------------------------------------------------------------------------------
                            KS24007 Circuit Breakers
---------------------------------------------------------------------------------------------
FF610     406938688     QO115-2100 15A Single Pole - 10K A/C.                            *
---------------------------------------------------------------------------------------------
FF610     406938696     QO120-2100 20A Single Pole - 10K A/C.                            *
---------------------------------------------------------------------------------------------
FF610     406938704     QO125-2100 25A Single Pole - 10K A/C.                            *
---------------------------------------------------------------------------------------------
FF610     406938712     QO130-2100 30A Single Pole - 10K A/C.                            *
---------------------------------------------------------------------------------------------
FF610     406938738     QO140-2100 40A Single Pole - 10K A/C.                            *
---------------------------------------------------------------------------------------------
FF610     406938753     QO150-2100 50A Single Pole - 10K A/C.                            *
---------------------------------------------------------------------------------------------
FF610     406938779     QO220-2100 20A Double Pole - 10K A/C.                            *
---------------------------------------------------------------------------------------------
FF610     407247337     QO115VH-2100 15A Single Pole - 22K A/C.                          *
---------------------------------------------------------------------------------------------
FF610     407247386     QO125VH-2100 25A Single Pole - 22K A/C.                          *
---------------------------------------------------------------------------------------------
FF610     407247394     QO130VH-2100 30A Single Pole - 22K A/C.                          *
---------------------------------------------------------------------------------------------
FF610     407250034     QO215VH-2100 150A Double Pole - 22K A/C.                         *
---------------------------------------------------------------------------------------------
FF610     407250042     QO220VH-2100 20A Double Pole - 22K A/C.                          *
---------------------------------------------------------------------------------------------
FF610     407250059     QO225VH-2100 25A Double Pole - 22K A/C.                          *
---------------------------------------------------------------------------------------------
FF610     407250067     QO230VH-2100 30A Double Pole - 22K A/C.                          *
---------------------------------------------------------------------------------------------
FF610     407250083     QO240VH-2100 40A Double Pole - 22K A/C.                          *
---------------------------------------------------------------------------------------------
FF610     407250109     QO250VH-2100 50A Double Pole - 22K A/C.                          *
---------------------------------------------------------------------------------------------

                             Inverters & Accessories
                               Section 10 Page 84

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            Power Systems Price Book
                                   July 2000
                                   Connectors

                               WP91412 Connectors

-----------------------------------------------------------------------------------------------------------------------
                                                                                            Center-to-
         WP91412       Stranded     Flexible                                                  Center
Mdse.    List # &       Class B      Class I                    Degree of                   Mounting Hold     July 2000
Class    Comcode       Wire Size    Wire Size      Bolt Size      Bend        # Holes       Dimensions(")    List Price
-----------------------------------------------------------------------------------------------------------------------
FF995      L-1             8            8             10        straight          1               ---               *
        405347402
-----------------------------------------------------------------------------------------------------------------------
FF995      L-2             6            6            1/4        straight          1               ---               *
        405347436
-----------------------------------------------------------------------------------------------------------------------
FF995      L-3             6            6            1/4        straight          2              0.625              *
        405347519
-----------------------------------------------------------------------------------------------------------------------
FF995      L-4             4            4            5/16       straight          1               ---               *
        405347543
-----------------------------------------------------------------------------------------------------------------------
FF995      L-5             4            4            1/4        straight          2              0.625              *
        405347576
-----------------------------------------------------------------------------------------------------------------------
FF995      L-6             4            4            1/4           45             1               ---               *
        405347618
-----------------------------------------------------------------------------------------------------------------------
FF995      L-7                          2            1/4        straight          1               ---               *
        405347659
-----------------------------------------------------------------------------------------------------------------------
FF995      L-8                          2            1/4        straight          2              0.625              *
        405347683
-----------------------------------------------------------------------------------------------------------------------
FF995      L-9                          2            1/4           45             1               ---               *
        405347709
-----------------------------------------------------------------------------------------------------------------------
FF995      L-10           2/0          1/0           3/8        straight          1               ---               *
        405347717
-----------------------------------------------------------------------------------------------------------------------
FF995      L-11           2/0          1/0           3/8           45             1               ---               *
        405347725
-----------------------------------------------------------------------------------------------------------------------
FF995      L-12           2/0           10           3/8           90             1               ---               *
        405347733
-----------------------------------------------------------------------------------------------------------------------
FF995      L-13           2/0          1/0           5/16       straight          2              1.000              *
        405347758
-----------------------------------------------------------------------------------------------------------------------
FF995      L-14            8            8             10           45             1               ---               *
        405347766
-----------------------------------------------------------------------------------------------------------------------
FF995      L-15            6            6            1/4           45             1               ---               *
        405347774
-----------------------------------------------------------------------------------------------------------------------
FF995      L-16            2           ---           1/4           45             1               ---               *
        405347782
-----------------------------------------------------------------------------------------------------------------------
FF995      L-17           ---          2/0           3/8        straight          1               ---               *
        405347790
-----------------------------------------------------------------------------------------------------------------------
FF995      L-18           ---          2/0           3/8           45             1               ---               *
        405347808
-----------------------------------------------------------------------------------------------------------------------
FF995      L-19           ---          2/0           3/8           90             1               ---               *
        405347816
-----------------------------------------------------------------------------------------------------------------------
FF995      L-20           ---          2/0           5/16       straight          2              1.000              *
        405347857
-----------------------------------------------------------------------------------------------------------------------
FF995      L-21           1/0          ---           3/8           45             1               ---               *
        405347899
-----------------------------------------------------------------------------------------------------------------------
FF995      L-22           1/0          ---           3/8           90             1               ---               *
        405347865
-----------------------------------------------------------------------------------------------------------------------

                                   Connectors
                               Section 11 Page 85

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            Power Systems Price Book
                                   July 2000
                                   Connectors

-----------------------------------------------------------------------------------------------------------------------
                                                                                            Center-to-
         WP91412       Stranded     Flexible                                                  Center
Mdse.    List # &       Class B      Class I                    Degree of                   Mounting Hold     July 2000
Class    Comcode       Wire Size    Wire Size      Bolt Size      Bend        # Holes       Dimensions(")    List Price
-----------------------------------------------------------------------------------------------------------------------
FF995      L-23          750           ---           5/8           90             1               ---               *
        405347873
-----------------------------------------------------------------------------------------------------------------------
FF995      L-24          ---           4/0           1/2        straight          1               ---               *
        405347881
-----------------------------------------------------------------------------------------------------------------------
FF995      L-25          ---           4/0           1/2           45             1                ---              *
        405347907
-----------------------------------------------------------------------------------------------------------------------
FF995      L-26          ---           4/0           1/2           90             1                ---              *
        405347915
-----------------------------------------------------------------------------------------------------------------------
FF995      L-27          ---           4/0           3/8        straight          2               1.000             *
        405347923
-----------------------------------------------------------------------------------------------------------------------
FF995      L-28          750           ---           1/2           90             2               1.750             *
        405347931
-----------------------------------------------------------------------------------------------------------------------
FF995      L-29          4/0           ---           3/8           45             1                ---              *
        405347949
-----------------------------------------------------------------------------------------------------------------------
FF995      L-30          4/0           ---           3/8           90             1                ---              *
        405347956
-----------------------------------------------------------------------------------------------------------------------
FF995      L-31          ---           350           1/2        straight          1                ---              *
        405347964
-----------------------------------------------------------------------------------------------------------------------
FF995      L-32          ---           350           1/2           45             1                ---              *
        405347972
-----------------------------------------------------------------------------------------------------------------------
FF995      L-33          ---           350           1/2           90             1                ---              *
        405347980
-----------------------------------------------------------------------------------------------------------------------
FF995      L-34          ---           350           1/2        straight          2               1.750             *
        405347998
-----------------------------------------------------------------------------------------------------------------------
FF995      L-35          ---           350           1/2           45             2               1.750             *
        405348004
-----------------------------------------------------------------------------------------------------------------------
FF995      L-36          ---           350           1/2           90             2               1.750             *
        405348012
-----------------------------------------------------------------------------------------------------------------------
FF995      L-37          350           ---           1/2           45             1                ---              *
        405348020
-----------------------------------------------------------------------------------------------------------------------
FF995      L-38          ---           500           5/8        straight          1                --               *
        405348038
-----------------------------------------------------------------------------------------------------------------------
FF995      L-39          ---           500           5/8           45             1                ---              *
        405348046
-----------------------------------------------------------------------------------------------------------------------
FF995      L-40          ---           500           5/8           90             1                ---              *
        405348053
-----------------------------------------------------------------------------------------------------------------------
FF995      L-41          ---           500           1/2        straight          2               1.750             *
        405348061
-----------------------------------------------------------------------------------------------------------------------
FF995      L-42          ---           500           1/2           45             2               1.750             *
        405348079
-----------------------------------------------------------------------------------------------------------------------
FF995      L-43          ---           500           1/2           90             2               1.750             *
        405348087
-----------------------------------------------------------------------------------------------------------------------
FF995      L-44          350           ---           3/8           45             2               1.000             *
        405348095
-----------------------------------------------------------------------------------------------------------------------
FF995      L-45          ---                         5/8        straight          1                ---              *
        405348103
-----------------------------------------------------------------------------------------------------------------------
FF995      L-46          ---           750           5/8           45             1                ---              *
        405348111
-----------------------------------------------------------------------------------------------------------------------

                                   Connectors
                               Section 11 Page 86

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            Power Systems Price Book
                                   July 2000
                                   Connectors

-----------------------------------------------------------------------------------------------------------------------
                                                                                            Center-to-
         WP91412       Stranded     Flexible                                                  Center
Mdse.    List # &       Class B      Class I                    Degree of                   Mounting Hold     July 2000
Class    Comcode       Wire Size    Wire Size      Bolt Size      Bend        # Holes       Dimensions(")    List Price
-----------------------------------------------------------------------------------------------------------------------
FF995      L-47           ---          750           5/8           90             1                ---              *
        405348129
-----------------------------------------------------------------------------------------------------------------------
FF995      L-48           ---          750           1/2        straight          2               1.750             *
        405348137
-----------------------------------------------------------------------------------------------------------------------
FF995      L-49           ---          750           1/2           45             2               1.750             *
        405348145
-----------------------------------------------------------------------------------------------------------------------
FF995      L-51           350          ---           1/2           90             1                 ---             *
        405348160
-----------------------------------------------------------------------------------------------------------------------
FF995      L-52            8            8             10        straight          2               0.625             *
        405348178
-----------------------------------------------------------------------------------------------------------------------
FF995      L-53            2           ---           1/4        straight          1                 ---             *
        405348186
-----------------------------------------------------------------------------------------------------------------------
FF995      L-54            2           ---           1/4        straight          2               0.625             *
        405348202
-----------------------------------------------------------------------------------------------------------------------
FF995      L-55           1/0          ---           3/8        straight          1                 ---             *
        405348210
-----------------------------------------------------------------------------------------------------------------------
FF995      L-56           1/0          ---           3/8        straight          2               1.000             *
        405348228
-----------------------------------------------------------------------------------------------------------------------
FF995      L-57           2/0          1/0           3/8        straight          2               1.000             *
        405348236
-----------------------------------------------------------------------------------------------------------------------
FF995      L-58           4/0          ---           1/2        straight          1                 ---             *
        405348244
-----------------------------------------------------------------------------------------------------------------------
FF995      L-59           4/0          ---           3/8        straight          2               1.000             *
        405348251
-----------------------------------------------------------------------------------------------------------------------
FF995      L-60           350          ---           1/2        straight          1                 ---             *
        405348269
-----------------------------------------------------------------------------------------------------------------------
FF995      L-61           350          ---           3/8        straight          2               1.000             *
        405348277
-----------------------------------------------------------------------------------------------------------------------
FF995      L-62           500          ---           1/2        straight          1                 ---             *
        405348285
-----------------------------------------------------------------------------------------------------------------------
FF995      L-63           500          ---           3/8        straight          2               1.000             *
        405348293
-----------------------------------------------------------------------------------------------------------------------
FF995      L-64           750          ---           5/8        straight          1                 ---             *
        405348301
-----------------------------------------------------------------------------------------------------------------------
FF995      L-65           750          ---           1/2        straight          2               1.750             *
        405348319
-----------------------------------------------------------------------------------------------------------------------
FF995      L-66           350          ---           3/8           90             2               1.000             *
        405356106
-----------------------------------------------------------------------------------------------------------------------
FF995      L-67           500          ---           1/2           45             1                 ---             *
        405356114
-----------------------------------------------------------------------------------------------------------------------
FF995      L-68           500          ---           3/8           45             2               1.000             *
        405356122
-----------------------------------------------------------------------------------------------------------------------
FF995      L-69           500          ---           1/2           90             1                 ---             *
        405356130
-----------------------------------------------------------------------------------------------------------------------
FF995      L-70           500          ---           3/8           90             2               1.000             *
        405356148
-----------------------------------------------------------------------------------------------------------------------
FF995      L-71           750          ---           5/8           45             1                 ---             *
        405356155
-----------------------------------------------------------------------------------------------------------------------

                                   Connectors
                               Section 11 Page 87

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            Power Systems Price Book
                                   July 2000
                                   Connectors

-----------------------------------------------------------------------------------------------------------------------
                                                                                            Center-to-
         WP91412       Stranded     Flexible                                                  Center
Mdse.    List # &       Class B      Class I                    Degree of                   Mounting Hold     July 2000
Class    Comcode       Wire Size    Wire Size      Bolt Size      Bend        # Holes       Dimensions(")    List Price
-----------------------------------------------------------------------------------------------------------------------
FF995      L-72           750           ---          1/2           45             2               1.750             *
        405356163
-----------------------------------------------------------------------------------------------------------------------
FF995      L-73          14-10         14-10         8-10       straight          2               0.625             *
        405356171
-----------------------------------------------------------------------------------------------------------------------
FF995      L-74            8             8           1/4        straight          1                 ---             *
        405356189
-----------------------------------------------------------------------------------------------------------------------
FF995      L-75            8             8           1/4        straight          2               0.625             *
        406021626
-----------------------------------------------------------------------------------------------------------------------
FF995      L-76            8             8           1/4           45             1                ---              *
        406021642
-----------------------------------------------------------------------------------------------------------------------
FF995      L-77           ---           2/0          3/8        straight          2               1.000             *
        406021725
-----------------------------------------------------------------------------------------------------------------------
FF995      L-78           ---           4/0          3/8        straight          1                ---              *
        406021741
-----------------------------------------------------------------------------------------------------------------------
FF995      L-79           ---           4/0          3/8           45             1                ---              *
        406021766
-----------------------------------------------------------------------------------------------------------------------
FF995      L-80           ---           4/0          3/8           90             1                ---              *
        406021857
-----------------------------------------------------------------------------------------------------------------------
FF995      L-81           350           ---          1/2        straight          2               1.250             *
        406021865
-----------------------------------------------------------------------------------------------------------------------
FF995      L-82           350           ---          1/2           45             2               1.750             *
        406021873
-----------------------------------------------------------------------------------------------------------------------
FF995      L-83           350           ---          1/2           90             2               1.750             *
        406021881
-----------------------------------------------------------------------------------------------------------------------
FF995      L-84           350           ---          3/8        straight          1                ---              *
        406021899
-----------------------------------------------------------------------------------------------------------------------
FF995      L-85           ---           350          3/8        straight          1                ---              *
        406021907
-----------------------------------------------------------------------------------------------------------------------
FF995      L-86           ---           350          3/8        straight          2               1.000             *
        406021915
-----------------------------------------------------------------------------------------------------------------------
FF995      L-87           ---           500          1/2        straight          1                ---              *
        406021923
-----------------------------------------------------------------------------------------------------------------------
FF995      L-88           500           ---          1/2        straight          2               1.750             *
        406021931
-----------------------------------------------------------------------------------------------------------------------
FF995      L-89           ---           500          1/2           45             1                ---              *
        406021949
-----------------------------------------------------------------------------------------------------------------------
FF995      L-90           500           ---          1/2           45             2               1.750             *
        406021956
-----------------------------------------------------------------------------------------------------------------------
FF995      L-91           ---           500          1/2           90             1                ---              *
        406021964
-----------------------------------------------------------------------------------------------------------------------
FF995      L-93          14-10         14-10         8-10       straight          1               1.750             *
        406338145
-----------------------------------------------------------------------------------------------------------------------
FF995      L-94          14-10         14-10         1/4        straight          1                ---              *
        406338152
-----------------------------------------------------------------------------------------------------------------------
FF995      L-96          14-10         14-10         8-10          90             1                ---              *
        406338178
-----------------------------------------------------------------------------------------------------------------------
FF995      L-97          14-10         14-10         1/4           90             1                ---              *
        406338186
-----------------------------------------------------------------------------------------------------------------------

                                   Connectors
                               Section 11 Page 88

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            Power Systems Price Book
                                   July 2000
                                   Connectors

-----------------------------------------------------------------------------------------------------------------------
                                                                                            Center-to-
         WP91412       Stranded     Flexible                                                  Center
Mdse.    List # &       Class B      Class I                    Degree of                   Mounting Hold     July 2000
Class    Comcode       Wire Size    Wire Size      Bolt Size      Bend        # Holes       Dimensions(")    List Price
-----------------------------------------------------------------------------------------------------------------------
FF995      L-98            8             8            8         straight          1                ---              *
        406338194
-----------------------------------------------------------------------------------------------------------------------
FF995      L-99            8             8           5/16       straight          1                ---              *
        406338210
-----------------------------------------------------------------------------------------------------------------------
FF995     L-100            8             8            8         straight          2               0.625             *
        406332825
-----------------------------------------------------------------------------------------------------------------------
FF995     L-101            8             8           1/4        straight          2               1.000             *
        406338244
-----------------------------------------------------------------------------------------------------------------------
FF995     L-102            8             8           3/8        straight          2               1.000             *
        406338269
-----------------------------------------------------------------------------------------------------------------------
FF995     L-103            8             8           1/4        straight          2               0.750             *
        406338343
-----------------------------------------------------------------------------------------------------------------------
FF995     L-104            8             8           1/4           90             1                ---              *
        406338350
-----------------------------------------------------------------------------------------------------------------------
FF995     L-105            8             8           3/8        straight          1                ---              *
        406338368
-----------------------------------------------------------------------------------------------------------------------
FF995     L-106            6             6           5/16       straight          1                ---              *
        406338376
-----------------------------------------------------------------------------------------------------------------------
FF995     L-107            6             6           3/8        straight          1                ---              *
        406338392
-----------------------------------------------------------------------------------------------------------------------
FF995     L-108            6             6            10        straight          2               0.625             *
        406338400
-----------------------------------------------------------------------------------------------------------------------
FF995     L-109            6             6           1/4        straight          2               1.000             *
        406338426
-----------------------------------------------------------------------------------------------------------------------
FF995     L-110            6             6           1/4        straight          2               0.750             *
        406338442
-----------------------------------------------------------------------------------------------------------------------
FF995     L-111            6             6           3/8        straight          2               1.000             *
        406332841
-----------------------------------------------------------------------------------------------------------------------
FF995     L-112            6             6           1/4           90             1                ---              *
        406338459
-----------------------------------------------------------------------------------------------------------------------
FF995     L-113            6             6           1/4           45             2               1.00              *
        406338467
-----------------------------------------------------------------------------------------------------------------------
FF995     L-114            4             4           3/8        straight          1                ---              *
        406338475
-----------------------------------------------------------------------------------------------------------------------
FF995     L-115            4             4           5/19       straight          1                ---              *
        406338483
-----------------------------------------------------------------------------------------------------------------------
FF995     L-116            4             4           3/8        straight          2               1.000             *
        406332940
-----------------------------------------------------------------------------------------------------------------------
FF995     L-117            4             4           1/4        straight          2               0.750             *
        406338574
-----------------------------------------------------------------------------------------------------------------------
FF995     L-118            4             4           5/16          45             1                ---              *
        406338582
-----------------------------------------------------------------------------------------------------------------------
FF995     L-119            2            ---          5/16       straight          1                ---              *
        406338616
-----------------------------------------------------------------------------------------------------------------------
FF995     L-120            2            ---          3/8        straight          1                ---              *
        406338640
-----------------------------------------------------------------------------------------------------------------------
FF995     L-121            2            ---          3/8        straight          2               1.000             *
        406338665
-----------------------------------------------------------------------------------------------------------------------

                                   Connectors
                               Section 11 Page 89

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            Power Systems Price Book
                                   July 2000
                                   Connectors

-----------------------------------------------------------------------------------------------------------------------
                                                                                            Center-to-
         WP91412       Stranded     Flexible                                                  Center
Mdse.    List # &       Class B      Class I                    Degree of                   Mounting Hold     July 2000
Class    Comcode       Wire Size    Wire Size      Bolt Size      Bend        # Holes       Dimensions(")    List Price
-----------------------------------------------------------------------------------------------------------------------
FF995     L-122            2            ---          1/4        straight          2                0.750            *
        406338673
-----------------------------------------------------------------------------------------------------------------------
FF995     L-123            2            ---          5/16          45             1                 ---             *
        406338681
-----------------------------------------------------------------------------------------------------------------------
FF995     L-124            2            ---          3/8           45             2                1.000            *
        406338699
-----------------------------------------------------------------------------------------------------------------------
FF995     L-125           1/0           ---          1/4        straight          1                 ---             *
        406338707
-----------------------------------------------------------------------------------------------------------------------
FF995     L-126           1/0           ---          1/4        straight          2                0.750            *
        406338715
-----------------------------------------------------------------------------------------------------------------------
FF995     L-127           1/0           ---          1/4           45             1                 ---             *
        406338723
-----------------------------------------------------------------------------------------------------------------------
FF995     L-128           1/0           ---          5/16          45             1                 ---             *
        406338731
-----------------------------------------------------------------------------------------------------------------------
FF995     L-129           2/0           1/0          5/16       straight          1                 ---             *
        406338822
-----------------------------------------------------------------------------------------------------------------------
FF995     L-130           2/0           1/0          1/4        straight          2                0.750            *
        406338764
-----------------------------------------------------------------------------------------------------------------------
FF995     L-131           4/0           ---          ---        straight          1                 ---             *
        406338772
-----------------------------------------------------------------------------------------------------------------------
FF995     L-132           4/0           ---          5/16          45             1                 ---             *
        406338780
-----------------------------------------------------------------------------------------------------------------------
FF995     L-133           350           ---          1/4        straight          2                0.750            *
        406338798
-----------------------------------------------------------------------------------------------------------------------
FF995     L-134           500           ---          1/2        straight          2                1.250            *
        406338806
-----------------------------------------------------------------------------------------------------------------------
FF995     L-135           750           ---          3/8        straight          2                1.000            *
        406335141
-----------------------------------------------------------------------------------------------------------------------
FF995     L-136            6             6           5/16          45             1                 ---             *
        406434472
-----------------------------------------------------------------------------------------------------------------------
FF995     L-137            6             6           1/4           90             2                0.750            *
        406434480
-----------------------------------------------------------------------------------------------------------------------
FF995     L-138           1/0           ---          1/2        straight          1                 ---             *
        406434498
-----------------------------------------------------------------------------------------------------------------------
FF995     L-139           1/0           ---          1/4           45             2                0.750            *
        406434506
-----------------------------------------------------------------------------------------------------------------------
FF995     L-140           1/0           ---          5/16       straight          1                 ---             *
        406434514
-----------------------------------------------------------------------------------------------------------------------
FF995     L-142           2/0           1/0          1/2        straight          2                1.000            *
        406434019
-----------------------------------------------------------------------------------------------------------------------
FF995     L-143           2/0           1/0          1/2        straight          2                1.750            *
        406434027
-----------------------------------------------------------------------------------------------------------------------
FF995     L-144           2/0           1/0          1/2        straight          1                 ---             *
        406434035
-----------------------------------------------------------------------------------------------------------------------
FF995     L-145           2/0           1/0          5/8        straight          1                 ---             *
        406434043
-----------------------------------------------------------------------------------------------------------------------
FF995     L-146           2/0           1/0          1/2           90             1                 ---             *
        406434050
-----------------------------------------------------------------------------------------------------------------------

                                   Connectors
                               Section 11 Page 90

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                                  Connectors

-----------------------------------------------------------------------------------------------------------------------
                                                                                            Center-to-
         WP91412       Stranded     Flexible                                                  Center
Mdse.    List # &       Class B      Class I                    Degree of                   Mounting Hold     July 2000
Class    Comcode       Wire Size    Wire Size      Bolt Size      Bend        # Holes       Dimensions(")    List Price
-----------------------------------------------------------------------------------------------------------------------
FF995     L-147           ---           2/0          1/2        straight          1                 ---             *
        406434068
-----------------------------------------------------------------------------------------------------------------------
FF995     L-148           ---           2/0          5/16       straight          1                 ---             *
        406434076
-----------------------------------------------------------------------------------------------------------------------
FF995     L-149           ---           2/0          1/2        straight          2                1.000            *
        406434084
-----------------------------------------------------------------------------------------------------------------------
FF995     L-150           ---           2/0          1/2        straight          2                1.750            *
        406434092
-----------------------------------------------------------------------------------------------------------------------
FF995     L-151           4/0           ---          1/2        straight          1                 ---             *
        406434100
-----------------------------------------------------------------------------------------------------------------------
FF995     L-152           4/0           ---          1/2           45             1                 ---             *
        406434118
-----------------------------------------------------------------------------------------------------------------------
FF995     L-153           4/0           ---          1/4        straight          2                0.750            *
        406434126
-----------------------------------------------------------------------------------------------------------------------
FF995     L-154           4/0           ---          3/4        straight          1                 ---             *
        406434134
-----------------------------------------------------------------------------------------------------------------------
FF995     L-155           4/0           ---          1/4        straight          1                 ---             *
        406434142
-----------------------------------------------------------------------------------------------------------------------
FF995     L-156           4/0           ---          1/4           45             1                 ---             *
        406434159
-----------------------------------------------------------------------------------------------------------------------
FF995     L-157           ---           4/0          5/16       straight          1                 ---             *
        406434167
-----------------------------------------------------------------------------------------------------------------------
FF995     L-158           ---           4/0          5/16       straight          2                1.000            *
        406434175
-----------------------------------------------------------------------------------------------------------------------
FF995     L-159           ---           4/0          1/2        straight          2                1.000            *
        406434183
-----------------------------------------------------------------------------------------------------------------------
FF995     L-160           ---           4/0          1/2        straight          2                1.750            *
        406434191
-----------------------------------------------------------------------------------------------------------------------
FF995     L-161           350           ---          ---        end-to-end        0                 ---             *
        406434209
-----------------------------------------------------------------------------------------------------------------------
FF995     L-162           ---           350          5/8        straight          4                 ---             *
        406434217
-----------------------------------------------------------------------------------------------------------------------
FF995     L-163           ---           350          1/2        straight          2                1.250            *
        406434225
-----------------------------------------------------------------------------------------------------------------------
FF995     L-164           ---           500          1/2        straight          2                1.250            *
        406434233
-----------------------------------------------------------------------------------------------------------------------
FF995     L-165           ---           500          3/8        straight          2                1.000            *
        406434241
-----------------------------------------------------------------------------------------------------------------------
FF995     L-166           750           ---          ---        nd-to-end         0                 ---             *
        406434258
-----------------------------------------------------------------------------------------------------------------------
FF995     L-167           ---           750          1/2        straight          1                 ---             *
        406434266
-----------------------------------------------------------------------------------------------------------------------
FF995     L-168           ---           750          5/8        straight          2                1.500            *
        406434274
-----------------------------------------------------------------------------------------------------------------------
FZ776     L-169           ---           750          1/2        straight          2                1.500            *
        406434282
-----------------------------------------------------------------------------------------------------------------------
FF995     L-170           ---           750          3/8        straight          2                1.000            *
        406434290
-----------------------------------------------------------------------------------------------------------------------

                                  Connectors
                              Section 11 Page 91

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                                  Connectors

-----------------------------------------------------------------------------------------------------------------------
                                                                                            Center-to-
         WP91412       Stranded     Flexible                                                  Center
Mdse.    List # &       Class B      Class I                    Degree of                   Mounting Hold     July 2000
Class    Comcode       Wire Size    Wire Size      Bolt Size      Bend        # Holes       Dimensions(")    List Price
-----------------------------------------------------------------------------------------------------------------------
FF995     L-171            6             6            10        straight          1                 ---             *
        407334671
-----------------------------------------------------------------------------------------------------------------------
FF995     L-172           ---            2           5/16       straight          1                 ---             *
        407334697
-----------------------------------------------------------------------------------------------------------------------
FF995     L-173           2/0           1/0          5/16       straight          2                0.875            *
        407334705
-----------------------------------------------------------------------------------------------------------------------
FF995     L-174           ---           4/0          3/8           90             --                ---             *
        407334713
-----------------------------------------------------------------------------------------------------------------------
FF995     L-175           750           ---          3/8           45             2                1.000            *
        407670603
-----------------------------------------------------------------------------------------------------------------------
FF995     L-176           ---            2           3/8        straight          2                1.000            *
        407726041
-----------------------------------------------------------------------------------------------------------------------
FF995     L-177           ---           4/0          3/8           90             2                1.000            *
        407761378
-----------------------------------------------------------------------------------------------------------------------
FF995     L-178            4             4            10        straight          1                 ---             *
        407813047
-----------------------------------------------------------------------------------------------------------------------
FF995     L-179           1/0           ---          1/4        straight          2                0.625            *
        407817568
-----------------------------------------------------------------------------------------------------------------------
FF995     L-180           2/0           1/0          1/4        straight          2                0.625            *
        407817550
-----------------------------------------------------------------------------------------------------------------------
FF995     L-181           ---           2/0          1/4        straight          2                0.625            *
        407817576
-----------------------------------------------------------------------------------------------------------------------
FF995     L-182           500           ---          3/8        straight          2                1.000            *
        407850833
-----------------------------------------------------------------------------------------------------------------------
FF995     L-183           ---           350          3/8        straight          2                1.000            *
        407890748
-----------------------------------------------------------------------------------------------------------------------
FF995     L-184           ---           750          3/8        straight          2                1.000            *
        407890730
-----------------------------------------------------------------------------------------------------------------------
FF995     L-185           ---           500          3/8        straight          2                1.000            *
        407890755
-----------------------------------------------------------------------------------------------------------------------
FF995     L-186           350           ---          3/8        straight          2                1.000            *
        407890763
-----------------------------------------------------------------------------------------------------------------------
FF995     L-187          14-10          ---          3/8        straight          2                1.000            *
        407890771
-----------------------------------------------------------------------------------------------------------------------

                                  Connectors
                              Section 11 Page 92

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                                  Connectors

-----------------------------------------------------------------------------------------------------------------------
                                                                                            Center-to-
         WP91412       Stranded     Flexible                                                  Center
Mdse.    List # &       Class B      Class I                    Degree of                   Mounting Hold     July 2000
Class    Comcode       Wire Size    Wire Size      Bolt Size      Bend        # Holes       Dimensions(")    List Price
-----------------------------------------------------------------------------------------------------------------------
FF995     L-188           2/0           1/0          1/4        straight          1                 N/A             *
        408018190
-----------------------------------------------------------------------------------------------------------------------
FF995     L-189           500           ---          1/2        straight          2                1.750            *
        408049591
-----------------------------------------------------------------------------------------------------------------------
FF995     L-190           ---           500          1/2        straight          2                1.750            *
        408049583
-----------------------------------------------------------------------------------------------------------------------
FF995     L-191           750           ---          1/2        straight          2                1.750            *
        408049575
-----------------------------------------------------------------------------------------------------------------------
FF995     L-192           ---           750          1/2        straight          2                1.750            *
        408049567
-----------------------------------------------------------------------------------------------------------------------
FF995     L-193           ---            2           1/4           45             2                0.625            *
        408210524
-----------------------------------------------------------------------------------------------------------------------

          KS23836 Connector (H-Tap) and KS21652 Insulating Cover Kits

---------------------------------------------------------------------------------------------
                                                                                      July
Mdse                                                                                  2000
Class    Comcode                     Description                                   List Price
---------------------------------------------------------------------------------------------
     Connectors and covers should be ordered as kits. A kit consists of one connector and one cover. Connectors and covers can be ordered separately as spares.
---------------------------------------------------------------------------------------------

FF996    406825588      Kit -- KS23836 L-11 (List 1 H-Tap and List 12 Cover)            *
---------------------------------------------------------------------------------------------
FF996    406825596      Kit -- KS23836 L-12 (List 2 H-Tap and List 12 Cover)            *
---------------------------------------------------------------------------------------------
FF996    406825604      Kit -- KS23836 L-13 (List 3 H-Tap and List 12 Cover)            *
---------------------------------------------------------------------------------------------
FF996    406825612      Kit -- KS23836 L-14 (List 4 H-Tap and List 9 Cover)             *
---------------------------------------------------------------------------------------------
FF996    406825620      Kit -- KS23836 L-15 (List 5 H-Tap and List 9 Cover)             *
---------------------------------------------------------------------------------------------
FF996    406825638      Kit -- KS23836 L-16 (List 6 H-Tap and List 10 Cover)            *
---------------------------------------------------------------------------------------------
FF996    406825646      Kit -- KS23836 L-17 (List 7 H-Tap and List 10 Cover)             *
---------------------------------------------------------------------------------------------
FF996    406825653      Kit -- KS23836 L-18 (List 8 H-Tap and List 10 Cover)             *
---------------------------------------------------------------------------------------------
FF996    406825661      Kit -- KS23836 L-19 (List 9 H-Tap and List 11 Cover)             *
---------------------------------------------------------------------------------------------
FF996    406825679      Kit -- KS23836 L-20 (List 10 H-Tap and List 8 Cover)             *
---------------------------------------------------------------------------------------------
FF996    407281310      Kit -- KS23836 L-22 (List 21 H-Tap and List 8 Cover)             *
---------------------------------------------------------------------------------------------
FF996    407281294      Kit -- KS23836 L-24 (List 23 H-Tap and List 12 Cover)            *
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                         KS23836 "H-Tap" Connector Only
---------------------------------------------------------------------------------------------
FF996    406510859      KS23836 L-1 "H-Tap" Connector Only                               *
---------------------------------------------------------------------------------------------
FF996    406511113      KS23836 L-2 "H-Tap" Connector Only                               *
---------------------------------------------------------------------------------------------
FF996    406511121      KS23836 L-3 "H-Tap" Connector Only                               *
---------------------------------------------------------------------------------------------
FF996    406511139      KS23836 L-4 "H-Tap" Connector Only                               *
---------------------------------------------------------------------------------------------
FF996    406511147      KS23836 L-5 "H-Tap" Connector Only                               *
---------------------------------------------------------------------------------------------
FF996    406511154      KS23836 L-6 "H-Tap" Connector Only                               *
---------------------------------------------------------------------------------------------
FF996    406511162      KS23836 L-7 "H-Tap" Connector Only                               *
---------------------------------------------------------------------------------------------
FF996    406511238      KS23836 L-8 "H-Tap" Connector Only                               *
---------------------------------------------------------------------------------------------
FF996    406511246      KS23836 L-9 "H-Tap" Connector Only                               *
---------------------------------------------------------------------------------------------
FF996    406511253      KS23836 L-10 "H-Tap" Connector Only                              *
---------------------------------------------------------------------------------------------

                                  Connectors
                              Section 11 Page 93

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Power Systems Price Book
                                   July 2000
                                  Connectors

---------------------------------------------------------------------------------------------
                                                                                      July
Mdse                                                                                  2000
Class    Comcode                     Description                                   List Price
---------------------------------------------------------------------------------------------
FF996    407281336      KS23836 L-21 "H-Tap" Connector Only                              *
---------------------------------------------------------------------------------------------
FF996    407281286      KS23836 L-23 "H-Tap" Connector Only                              *
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                            KS21652 Connector Cover
---------------------------------------------------------------------------------------------
 FF996   406541946      KS21652 L-8 Cover. Used with Lists 10 and 21 connectors.         *
---------------------------------------------------------------------------------------------
 FF996   407052307      KS21652 L-9 Cover. Used with Lists 4 and 5 connectors.           *
---------------------------------------------------------------------------------------------
 FF996   407052315      KS21652 L-10 Cover. Used with Lists 6, 7, and 8 connectors.      *
---------------------------------------------------------------------------------------------
 FF996   407052323      KS21652 L-11 Cover. Used with List 9 connector.                  *
---------------------------------------------------------------------------------------------
 FF996   407052331      KS21652 L-12 Cover. Used with Lists 1, 2, 3 and 23 connectors.   *
---------------------------------------------------------------------------------------------

                                  Connectors
                              Section 11 Page 94

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                             A.1.e LWSS Price List

                 System Support for Cellular and PCS Products



   See Appendix E for details of the Lucent Wireless System Support Program

--------------------------------------------------------------------------------

Lucent Technologies Inc./Verizon Wireless      Appendix  A           Page 1 of 1
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                       A.1.e LWSS Pricing Table per ECP

Per ECP:
Price listed below; discounting allowed per schedule below
Customer can pick level of support within their "Bucket"
Pricing for up to * cells per ECP

Base Release Software & Service
# of ECPs:          1-9         10-19         20-29         30-39         +40
                    ---         -----         -----         -----         ---

Fee per ECP:        *            *             *             *             *
--------------------------------------------------------------------------------
Technical System Support

Fee per ECP:
Program 3           *            *             *             *             *
Program 2           *            *             *             *             *
Program 1           *            *             *             *             *

--------------------------------------------------------------------------------

Maximum Discount Schedule
-------------------------

# of ECP's:     *

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless      Appendix  A.1.e       Page 1 of 1
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                      A.1.f Optional Services Price List


--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless      Appendix  A           Page 1 of 1
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                Appendix A.1.f
                           Optional Services Prices

 .    Pricing for the Optional Services described in Appendix N and not reflected here will be calculated at the time of the request.

 .    MSC Engineering:

     -------------------------------------------------
     Less than 1 month           *
     -------------------------------------------------
     1 - 3 months                *
     -------------------------------------------------
     More than 3 months          *
     -------------------------------------------------

Pricing Assumptions:

1. A per diem fee of $165 per day plus actual airfare will be charged to cover the expenses for all Lucent employees and sub-contractors working on the project.

2. The schedule for these resources must be mutually agreed upon between Lucent Technologies and the PURCHASER. A minimum of four weeks' lead time is required to schedule resources for this on-site support.

3.   Pricing is based on a 5 day 40 hour week (Monday through Friday)


 .    Standard RF Optimization (CDMA):

     --------------------
     Price Per Cell
     --------------------
     *
     --------------------

Pricing Notes

1. Rates: */hr/RF Engineer; */hr/data processor, data collector or driver.

2. Price does not include system wide drive tests, down time for site readiness failure or rush hour drive testing,.

 .    RF Engineering Design

Price will be quoted at the time of the request and is based on the PURCHASER requirements.

Rate: * per hour for RF engineering labor, and * per day for travel and living.

 .    Standard Cell Engineering

Per cell price will be detailed on the quotation based on cell configuration and requirements.

Rate: Basic hourly rate of * per hour for labor, travel and living costs additional as required.

 . Subject Matter Experts time will be charged at the rates detailed above:

RF Design Engineer
RF Optimization Engineer
Cell Site Engineer
MSC Engineer


Lucent Technologies Inc./Verizon Wireless     Appendix A.1.f              Page 1
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                      A.1.g Product Configuration Models




SUPPLIER will provide generic switch and base station models. These models will be mutually developed with PURCHASER following execution of this Agreement.

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless      Appendix  A           Page 1 of 1
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                 Appendix A.2

                             Discounts and Credits



A.2.a.1   * Commitment Discount Levels

          * Commitment Discounts
          * Commitment Discounts for Market Upgrades


A.2.a.2   * Commitment Discount Levels

          * Commitment Discounts
          * Commitment Discounts for Market Upgrades

A.2.a.3   * Commitment Discount Levels

          * Commitment Discounts
          * Commitment Discounts for Market Upgrades

A.2.b     Additional Discount Programs

          Power Products Discount Schedule
          Volume Purchase Plan Credits
          Co-operative Marketing credits
          Training Credits

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless      Appendix  A           Page 1 of 1
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                 Appendix A.2.a
                           Commitment Level Discounts



--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless      Appendix  A           Page 1 of 1
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  Standard Discounts Effective March 1, 2001
                           * Dollar Commitment Level

  ------------------------------------------------------------------------------
                                                     Standard Discount Off List,
                      Product                          Effective march 1, 2001
  -----------------------------------------------------------------------------
  5ESS Hardware                                                  *
  -----------------------------------------------------------------------------
  ECP/IMS Hardware                                               *
  -----------------------------------------------------------------------------
  OMP Hardware                                                   *
  -----------------------------------------------------------------------------
  Series II Hardware (except MLAC)                               *
  -----------------------------------------------------------------------------
  Series II LAC/MLAC Hardware                                    *
  -----------------------------------------------------------------------------
  CDMA Autoplex Hardware (except ECU)                            *
  -----------------------------------------------------------------------------
  ECU-10 Hardware                                                *
  -----------------------------------------------------------------------------
  Flexent APC Hardware                                           *
  -----------------------------------------------------------------------------
  Flexent Microcell & Modular Cell Hardware (except              *
  ULAM & CCU)
  -----------------------------------------------------------------------------
  Flexent ULAM Hardware                                          *
  -----------------------------------------------------------------------------
  CCU-20 Hardware                                                *
  -----------------------------------------------------------------------------
  Flexent Microminicell Hardware                                 *
  -----------------------------------------------------------------------------
  3G1X Channel Card Hardware:

       ECU-32 (3G1X)                                             *
       CCU-64 (3G1X)                                             *
  -----------------------------------------------------------------------------
  Initial Operating Fees:
        5ESS                                                     *
        ECP                                                      *
        Series II                                                *
        CDMA Autoplex                                            *
        Flexent Microcell & Modular Cell                         *
        Flexent Microminicell                                    *
  Annual Release Maintenance Fees:                               *
  Optional Software for individual  features:
  5ESS                                                           *
  ECP                                                            *
  Cell Site                                                      *
  For purchases greater than five (5) features, see
  Pick-a-Pack price list.

  -----------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless     Appendix A.2.a.1       Page 1 of 1
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                          Standard Discounts Off List
                       at the * Dollar Commitment Level

--------------------------------------------------------------------------------
                   Product                                       *
--------------------------------------------------------------------------------
5ESS Hardware                                                    *
--------------------------------------------------------------------------------
ECP/IMS Hardware                                                 *
--------------------------------------------------------------------------------
OMP Hardware                                                     *
--------------------------------------------------------------------------------
Series II Hardware (except LAC/MLAC)                             *
--------------------------------------------------------------------------------
Series II LAC/MLAC Hardware                                      *
--------------------------------------------------------------------------------
CDMA Autoplex Hardware (except ECU)                              *
--------------------------------------------------------------------------------
CDMA ECU-10                                                      *
--------------------------------------------------------------------------------
CDMA Flexent Microcell and Modular Cell                          *
Hardware, including ULAM (except CCU)
--------------------------------------------------------------------------------
Flexent CCU-20 Hardware                                          *
--------------------------------------------------------------------------------
Flexent CDMA Distributed Base Station                            *
Hardware(DBS, formerly known as Microminicell
5100)
--------------------------------------------------------------------------------
Flexent APC                                                      *
--------------------------------------------------------------------------------
3G1X Channel Card Hardware:
   ECU-32 (3G1X)                                                 *
   CCU-64 (3G1X)                                                 *
--------------------------------------------------------------------------------
Initial Operating Fees:
5ESS                                                             *
ECP                                                              *
Cell Site                                                        *

Flexent APC                                                      *
--------------------------------------------------------------------------------
Annual Release Maintenance Fees:                                 *
--------------------------------------------------------------------------------
Optional Software for individual  features:
5ESS                                                             *
ECP                                                              *
Cell Site                                                        *
For purchases greater than five (5) features, see Pick-a-Pack price list.

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless   Appendix A.2.a.2  Page 1 of 1
Definitive Agreement                             Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                       Market Upgrade Discounts Off List
                       at the * Dollar Commitment Level

--------------------------------------------------------------------------------
                   Product                                       *
================================================================================
5ESS Hardware                                                    *
--------------------------------------------------------------------------------
ECP/IMS Hardware                                                 *
--------------------------------------------------------------------------------
OMP Hardware                                                     *
--------------------------------------------------------------------------------
Series II Hardware (except MLAC)                                 *
--------------------------------------------------------------------------------
Series II LAC/MLAC Hardware                                      *
--------------------------------------------------------------------------------
CDMA Autoplex Hardware (except ECU)                              *
--------------------------------------------------------------------------------
ECU-10 Hardware                                                  *
--------------------------------------------------------------------------------
Flexent APC Hardware                                             *
--------------------------------------------------------------------------------
Flexent Microcell & Modular Cell Hardware (except                *
ULAM & CCU)
--------------------------------------------------------------------------------
Flexent ULAM Hardware                                            *
--------------------------------------------------------------------------------
CCU-20 Hardware                                                  *
--------------------------------------------------------------------------------
Flexent Microminicell Hardware                                   *
--------------------------------------------------------------------------------
3G1X Channel Card Hardware:
     ECU-32 (3G1X)                                               *
     CCU-64 (3G1X)                                               *
--------------------------------------------------------------------------------
Initial Operating Fees:
      5ESS                                                       *
      ECP                                                        *
      Series II                                                  *
      CDMA Autoplex                                              *
      Flexent Microcell & Modular Cell                           *
      Flexent Microminicell                                      *
Annual Release Maintenance Fees:                                 *

Optional Software for individual  features:
5ESS                                                             *
ECP                                                              *
Cell Site                                                        *
For purchases greater than five (5) features, see
Pick-a-Pack price list.

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless    Appendix A.2.a.1        Page 1 of 1
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                       Market Upgrade Discounts Off List
                       at the * Dollar Commitment Level

--------------------------------------------------------------------------------
Product                                                          *
--------------------------------------------------------------------------------
5ESS Hardware                                                    *
--------------------------------------------------------------------------------
ECP/IMS Hardware                                                 *
--------------------------------------------------------------------------------
OMP Hardware                                                     *
--------------------------------------------------------------------------------
Series II Hardware (except MLAC)                                 *
--------------------------------------------------------------------------------
Series II LAC/MLAC Hardware                                      *
--------------------------------------------------------------------------------
CDMA Autoplex Hardware (except ECU)                              *
--------------------------------------------------------------------------------
ECU-10 Hardware                                                  *
--------------------------------------------------------------------------------
Flexent APC Hardware                                             *
--------------------------------------------------------------------------------
Flexent Microcell & Modular Cell Hardware (except                *
ULAM & CCU)
--------------------------------------------------------------------------------
Flexent ULAM Hardware                                            *
--------------------------------------------------------------------------------
CCU-20 Hardware                                                  *
--------------------------------------------------------------------------------
Flexent Microminicell Hardware                                   *
--------------------------------------------------------------------------------
3G1X Channel Card Hardware:
     ECU-32  (3G1X)                                              *
     CCU-64  (3G1X)                                              *
--------------------------------------------------------------------------------
Initial Operating Fees:
     5ESS                                                        *
      ECP                                                        *
      Series II                                                  *
      CDMA Autoplex                                              *
      Flexent Microcell & Modular Cell                           *
      Flexent Microminicell                                      *
Annual Release Maintenance Fees:                                 *

Optional Software for individual  features:
5ESS                                                             *
ECP                                                              *
Cell Site                                                        *
For purchases greater than five (5) features, see
Pick-a-Pack price list.

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless     Appendix A.2.a.2      Page 1 of 1
Definitive Agreement                                   Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                          Standard Discounts Off list
                       at the * Dollar Commitment Level
--------------------------------------------------------------------------------
Product                                                          *
--------------------------------------------------------------------------------
5ESS Hardware                                                    *
--------------------------------------------------------------------------------
ECP/IMS Hardware                                                 *
--------------------------------------------------------------------------------
OMP Hardware                                                     *
--------------------------------------------------------------------------------
Series II Hardware (except LAC/MLAC)                             *
--------------------------------------------------------------------------------
Series II LAC/MLAC Hardware                                      *
--------------------------------------------------------------------------------
CDMA Autoplex Hardware (except ECU)                              *
--------------------------------------------------------------------------------
CDMA ECU-10                                                      *
--------------------------------------------------------------------------------
CDMA Flexent Microcell and Modular Cell                          *
Hardware, including ULAM (except CCU)
--------------------------------------------------------------------------------
Flexent CCU-20 Hardware                                          *
--------------------------------------------------------------------------------
Flexent CDMA Distributed Base Station                            *
Hardware(DBS, formerly known as
Microminicell 5100)
--------------------------------------------------------------------------------
Flexent APC                                                      *
--------------------------------------------------------------------------------
3G1X Channel Card Hardware:
   ECU-32 (3G1X)                                                 *
   CCU-64 (3G1X)                                                 *
--------------------------------------------------------------------------------
Initial Operating Fees:
5ESS                                                             *
ECP                                                              *
Cell Site                                                        *
                                                                 *
                                                                 *
                                                                 *
Flexent APC                                                      *
--------------------------------------------------------------------------------
Annual Release Maintenance Fees:                                 *
--------------------------------------------------------------------------------
Optional Software for individual
features:
5ESS                                                             *
ECP                                                              *
Cell Site                                                        *
For purchases greater than five (5)
features, see Pick-a-Pack price list.

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless    Appendix A.2.a.3       Page 1 of 1
Definitive Agreement                                   Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                       Market Upgrade Discounts Off List
                       at the * Dollar Commitment Level

--------------------------------------------------------------------------------
Product                                                          *
--------------------------------------------------------------------------------
5ESS Hardware                                                    *
--------------------------------------------------------------------------------
ECP/IMS Hardware                                                 *
--------------------------------------------------------------------------------
OMP Hardware                                                     *
--------------------------------------------------------------------------------
Series II Hardware (except MLAC)                                 *
--------------------------------------------------------------------------------
Series II LAC/MLAC Hardware                                      *
--------------------------------------------------------------------------------
CDMA Autoplex Hardware (except ECU)                              *
--------------------------------------------------------------------------------
ECU-10 Hardware                                                  *
--------------------------------------------------------------------------------
Flexent APC Hardware                                             *
--------------------------------------------------------------------------------
Flexent Microcell & Modular Cell Hardware (except                *
ULAM & CCU)
--------------------------------------------------------------------------------
Flexent ULAM Hardware                                            *
--------------------------------------------------------------------------------
CCU-20 Hardware                                                  *
--------------------------------------------------------------------------------
Flexent Microminicell Hardware                                   *
--------------------------------------------------------------------------------
3G1X Channel Card Hardware:
     ECU-32  (3G1X)                                              *
     CCU-64  (3G1X)                                              *
--------------------------------------------------------------------------------
Initial Operating Fees:
      5ESS                                                       *
      ECP                                                        *
      Series II                                                  *
      CDMA Autoplex                                              *
      Flexent Microcell & Modular Cell                           *
      Flexent Microminicell                                      *
Annual Release Maintenance Fees:                                 *

Optional Software for individual  features:
5ESS                                                             *
ECP                                                              *
Cell Site                                                        *
For purchases greater than five (5) features, see
Pick-a-Pack price list.

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless    Appendix A.2.a.3        Page 1 of 1
Definitive Agreement                                     Contract No ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                Appendix A.2.b
                         Additional Discount Programs

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless      Appendix  A           Page 1 of 1
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                Appendix A.2.d


                        POWER PRODUCTS DISCOUNT LEVELS

This pricing will be in effect until June 30, 2001 under the terms of the Transitional Service Agreement between Tyco and Lucent Technologies.

------------------------------- -------------------------
            FE 114                        *
------------------------------- -------------------------
            FE 140                        *
------------------------------- -------------------------
            FE 287                        *
------------------------------- -------------------------
            FE 291                        *
------------------------------- -------------------------
            FE 180                        *
------------------------------- -------------------------
            FE 186                        *
------------------------------- -------------------------
            FE 220                        *
------------------------------- -------------------------
            FE 174                        *
------------------------------- -------------------------
            FE XXX                        *
  All other products in this
merchandise class receive the
 discount indicated at right
------------------------------- -------------------------
            FF 835                        *
------------------------------- -------------------------
            FF 828                        *
------------------------------- -------------------------
            FF 832                        *
------------------------------- -------------------------
            FF 870                        *
------------------------------- -------------------------
            FF 840                        *
------------------------------- -------------------------
            FF 610                        *
------------------------------- -------------------------
            FF 861                        *
------------------------------- -------------------------
            FF XXX                        *
  All other products in this
      merchandise class
     receive the discount
      indicated at right
------------------------------- -------------------------

The following equipment has fixed pricing

108319625 GPS 2424 Full height cabinet - *
300120391 FPS 2424 Half height e/w IR Battery stand - *
108687765 +24 =V/100A 596B 4 Rectifier - *
300120433 +24V/100A 596B Rectifier - *
107965816 12IR125 Battery - *
300120417 12IR125 Battery - *

                                                                          Page 1
Lucent Technologies Inc./Verizon Wireless     Appendix A.2.d
Definitive Agreement                                 Contract No. LNM01NMVX02000

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                             Co-Marketing Programs

PURCHASER will earn a co-marketing credit of * of the purchase price (after discounts) of all hardware and software ordered from June 1, 2000, to November 30, 2000. SUPPLIER began accruing these credit dollars as of June 1, 2000 and will make the credits available to PURCHASER upon execution of the Definitive Agreement.

For orders placed from December 1, 2000 through the end of the initial term of this Agreement, PURCHASER will earn a co-marketing credit of * of the purchase price amount invoiced for hardware and software. In addition, PURCHASER will earn * for the term specified above on invoices paid within 30 days of the date of the invoice. SUPPLIER will make these credits available to PURCHASER on a quarterly basis. Credits will be accrued on paid invoices only.

Accrued credits will be valid for a period of twelve (12) months from date of accrual. Credits that have not been utilized within twelve (12) months will expire and cannot be used or renewed. Credits can be used to purchase additional SUPPLIER hardware and software. SUPPLIER will release credits to PURCHASER at the rate of * of every dollar spent for Eligible Activities presented for release.

The Messaging Products Co-Marketing Program will be effective from October 1, 2000 until September 30, 2001.

Verizon will earn credits equal to * on the net purchase price (after discounts and credits) of hardware and software for new systems. Credits will be accrued on paid invoices only Verizon will not receive general co-marketing credits on messaging purchases covered by the Messaging Co-marketing Program

No credits accrued (0%) for service upgrades/updates

No credits accrued (0%) for Capacity On Demand

Accrued credits have a life-cycle of twelve (12) months from date of accrual. Credits that have not been utilized within twelve (12) months will expire and cannot be used or renewed.

Credits can be used against invoices for additional Messaging equipment and services only.

A * Training Credit will be made available upon the execution of this Definitive Agreement and will expire one year from the signing of this agreement. In addition, Buyer may, at their discretion; convert up to
* of the awarded Volume Purchase Plan "VPP" credits into Training Credits on an annual basis. VPP credits converted to training credits will expire under the terms and conditions of the Volume Purchase Plan.

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless      Appendix  A.2.b       Page 1 of 1
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                APPENDIX A.2.b

                               Training Credits

A * Training Credit will be made available upon signing this agreement and will expire one year from the signing of this agreement. In addition, PURCHASER may, at their discretion; convert up to * of the awarded Volume Purchase Plan "VPP" credits into Training Credits on an annual basis. VPP credits converted to training credits will expire under the terms and conditions of the Volume Purchase Plan

-------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless    Appendix A.2.b         Page 1 of 1
Definitive Agreement                                   Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                          Volume Purchase Plan "VPP"

PURCHASER will receive credits for certain purchases made from SUPPLIER as follows:

1. Purchases must be made for use in a current Verizon Wireless market that is committed to Lucent Technologies CDMA technology.

2. The plan will provide * VPP on sales in the Verizon Wireless network until December 31, 2004. With the award for PCS network deployment, Verizon Wireless will earn * VPP credits from August 1, 2000 to July 31, 2001, on purchases of the equipment described below.

3. Credits will be earned on a calendar year basis and will be made available beginning on January 1 of the following year.

4. Credit may be earned on purchases made until December 31, 2004, and shall accrue at the applicable purchase price net of all discounts and credits.

5. Equipment on which credits may be earned are: Lucent wireless software, Lucent Series II hardware, Lucent Series II CDMA 850 hardware, Lucent PCS hardware, Lucent Switching hardware and software for the ECP, IMS Ring, OMP, 5ESS DCS Switching equipment, and FLEXENTTM Cells and FLEXENTTM APC.

6. Credits shall be used by PURCHASER in the calendar year following the calendar year in which the credits are earned. Up to * worth of credits each year may be carried forward for a maximum of one additional year. Credits not so used shall be lost.

7. Credits earned by PURCHASER may be applied to purchases of Lucent Wireless software, Lucent Series II, Lucent Series II CDMA 850 hardware, Lucent PCS hardware, Lucent Switching hardware and software for the ECP, IMS Ring, OMP, 5ESS DCS Switching equipment, and FLEXENTTM Cells and FLEXENTTM APC. Up to * is available for CDMA digital cooperative advertising. Up to * is available for Lucent Technologies training.

8. Credits shall be earned in the calendar year in which the eligible equipment was invoiced and paid for.

9.   SUPPLIER will notify PURCHASER of credits earned under the plan.

10.  Credits shall be earned as set for on the attached schedule.

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless     Appendix  A.2.b        Page 1 of 2
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                             Volume Purchase Plan

Total Annual
   Volume                               Total Credit Earned*

*                                            *
*                                            *
*                                            *
*                                            *
*                                            *
*                                            *

--------------------------------------------------------------------------------

                                             *                  *

*                                            *                  *
*                                            *                  *
*                                            *                  *
*                                            *                  *
*                                            *                  *
                                             *                  *
                                         increment          increment

* * VPP is earned from 8-1-00 through 7-31-01; * VPP is earned from 8-1-01 through 12-31-04

Credits will be earned on each * increment rounded down as shown in the above schedule.

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless     Appendix  A.2.b        Page 2 of 2
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                  Appendix B-1





                            FIXED NETWORK EQUIPMENT
                                 SPECIFICATIONS






Lucent Technologies Inc./Verizon Wireless  Appendix B-1                   Page 1
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                Lucent Technologies
                                                        [GRAPHIC OMITTED]
                                Bell Labs Innovations





Series II and
Series IIe Cell Sites

Technical Specifications
--------------------------------------------------------------------------------

Lucent Technologies' AUTOPLEX (R) System 1000 Series II cell site is a complete system containing the radios, amplifiers, and associated equipment for setting up and completing cellular telephone calls. For rural and smaller metropolitan markets, the Series IIe provides all the features, reliability and potential of the Series II in a more economical configuration.

Series II and Series IIe cell sites are based on a modular architecture. Distributed intelligence makes it easy to add subscribers and migrate to new digital access technologies. The plug-in modularity of the Series II and Series IIe makes it simple to add new features as technology changes or customer service needs increase.


[GRAPHIC OMITTED]


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

In addition to analog, Series II cell sites support digital technologies including Time Division Multiple Access (TDMA), Code Division Multiple Access
(CDMA), and Cellular Digital Packet Data (CDPD) wireless data.


Cell Site Transmitter - Analog

Parameter                                               Specification (see note)
-----------------------------------------------------------------------------------------------------------------
    Frequency Range                                     869-894 MHz Block A = 870-880 MHz
                                                                    Block A' = 890-891.5 MHz
                                                                    Block A" = 869-870 MHz
                                                                    Block B = 880-890 MHz
                                                                    Block B' = 891.5-894 MHz

    Frequency Stability                                 +/-0.01 PPM per year


Output Power (measured at antenna port)
-----------------------------------------------------------------------------------------------------------------
    - Per Modular Linear Amplifier                      160 watts total per MLAC
      Circuit (MLAC) (up to four MLACs
      per Linear Amplifier Frame)
      (seven MLACs maximum per cell site)

    Maximum Analog Radio Channel Units per              200 channels for Series II
    Cell Site (includes setup, locate, and traffic)     176 channels for Series IIe


Number of Transmit Channels per Radio Channel Frame
-----------------------------------------------------------------------------------------------------------------
    - Primary Frame                                     Up to 56 channels for Series II
                                                        (includes setup and locate functions);
                                                        up to 32 channels for Series IIe

    - Growth Frame (2 maximum)                          Up to 72 channels

    Control Channels                                    21 dedicated control channels in each block A and block B


Modulation
-----------------------------------------------------------------------------------------------------------------

    - Deviation
      o Speech                                          +/-12 kHz peak
      o SAT                                             +/-2 kHz+/-10%
      o Wideband data                                   +/-8 kHz+/-10%

    - Network Transmission Level                        -24 dBm at 1000 Hz produces +/-2.9 kHz peak deviation,
                                                        input adjustable +3, -15 dB from nominal

    - Carrier Shift                                     500 Hz maximum

    - Frequency Response
      o Data                                            +/-1 dB over the band of 300 Hz to 10 kHz
      o Audio                                           Conforms to 6 dB/octave pre-emphasis characteristic


Noise and Emission
-----------------------------------------------------------------------------------------------------------------
    - Residual AM                                       5 percent maximum

    - Modulation Noise and Distortion                   5 percent maximum at 1 kHz and 10 percent
                                                        maximum at 10 kHz, with +/-8 kHz deviation

    - Sideband Noise                                    -60 dBc in a 30-kHz bandwidth located 60 kHz
                                                        or more from carrier+

    - Spurious Emissions                                -60 dBc at 60 kHz or more from carrier+

    - Intermodulation Distortion                        At least 60 dB below carrier (per FCC two-tone
                                                        test measurement)+

    - Harmonics                                         At least 60 dB below carrier

    Carrier On-Off Transition Time                      2 ms maximum

    Unkeyed Transmitter Output                          -55 dBm maximum at Radio Channel Unit (RCU) output

Note: These specifications apply to the transmitter as a system.
+ Or [43 + 10 log [subscript 10] (mean output power per carrier in watts)] dB below the unmodulated carrier, whichever is the lesser attenuation.


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Cell Site Receiver - Analog

Parameter                                               Specification (see note)
-----------------------------------------------------------------------------------------------------------------
    Frequency Range                                     824-849 MHz Block A = 825-835 MHz
                                                                    Block A' = 845-846.5 MHz
                                                                    Block A" = 824-825 MHz
                                                                    Block B = 835-845 MHz
                                                                    Block B' = 846.5-849 MHz

    Diversity Reception                                 All channel units equipped for diversity reception

    RF Sensitivity (12-dB SINAD - C                     -116 dBm nominal signal at antenna cable input
    Message Weighting)                                  to antenna interface frame
                                                        (1-kHz tone, DF = +/-8 kHz peak)*

    Low-Noise Amplifier (LNA)                           1.5 dB
    Maximum Noise Figure

    Selectivity, Adjacent Channel (30 kHz)              16 dB minimum (per IS-20 desensitivity method)

    Selectivity, Alternate Channel (60 kHz)             60 dB minimum (per IS-20 desensitivity method)

    Spurious and Image Rejection                        90 dB

    Intermodulation Distortion                          70 dB

    AM Rejection (80% Modulation)                       -26 dB

    Maximum Total Channel Separation                    No restrictions, including expanded spectrum channels


Audio Frequency Response
-----------------------------------------------------------------------------------------------------------------
    - Data                                              Flat to within +/-2 dB over a 300-Hz to 10-kHz bandwidth

    - Audio                                             Conforms to 6 dB/octave de-emphasis characteristic

Voice Channels per Radio Frame
-----------------------------------------------------------------------------------------------------------------
    - Primary Frame                                     Up to 56 channels for Series II+
                                                        Up to 32 channels for Series IIe+

    - Growth Frame (2 maximum)                          Up to 72 channels

    Audio Distortion (SINAD - C                         Total RMS frequency distortion with +/-8 kHz peak deviation
    Message Weighting)                                  and with a 1-kHz modulating tone is less than 5 percent
                                                        using a true RMS reading device

    Receive Signal Strength Indicators                  20 dB per volt slope between -120 dBm and -40 dBm
    (RSSI) (for both branches of 2-branch
    diversity receive)

    Network Transmission Level                          +/-2.9 kHz peak deviation at 1 kHz produces -15 dBm level, output adjustable +3, -15 dB from nominal


Note:  These specifications apply to the receiver as a system.
* Specification includes low-noise amplifier mounted in antenna interface frame. Special tower- mount LNA not required or recommended.
+   Minus the number of channels assigned to setup and locate functions.



Cell Site Transmitter - Time Division Multiple Access (TDMA) Digital

Parameter                                               Specification (see note)
-----------------------------------------------------------------------------------------------------------------
    Frequency Range                                     869-894 MHz Block A = 870-880 MHz
                                                                    Block A' = 890-891.5 MHz
                                                                    Block A" = 869-870 MHz
                                                                    Block B = 880-890 MHz
                                                                    Block B' = 891.5-894 MHz

    Frequency Stability                                 +/-0.01 PPM per year


Output Power (measured at antenna port)
-----------------------------------------------------------------------------------------------------------------
    - Per Modular Linear Amplifier Circuit              160 watts total per MLAC
      (MLAC) (up to four MLACs per Linear
      Amplifier Frame)(seven MLACs maximum
      per cell site)

    Maximum Capacity                                    Up to 79 Enhanced Digital Radio Units (EDRUs)
                                                        (237 channels) for Series II/IIe


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Parameter                                               Specification (see note)
-----------------------------------------------------------------------------------------------------------------
Maximum Number of EDRUs per Radio Channel Frame
-----------------------------------------------------------------------------------------------------------------
    - Primary Frame                                     Up to 23 EDRUs (69 channels) for Series II/IIe

    - 1st Growth Frame                                  Up to 40 EDRUs (120 channels)

    - 2nd Growth Frame                                  Up to 16 EDRUs (48 channels)

    Control Channels                                    21 dedicated control channels in each block A and block B


Modulation
-----------------------------------------------------------------------------------------------------------------
    - Type                                              pi/4 shifted, differentially encoded quadrature phase
                                                        shift keying (pi/4 DQPSK)

    - Accuracy (per IS-56 standards)
      o RMS Vector Error                                Less than 12.5 percent (nominal 6 percent)
      o Origin Offset in any Burst                      Less than -30 dBc (nominal -34 dBc)
      o Carrier Shift                                   223 Hz maximum


Noise and Emission
-----------------------------------------------------------------------------------------------------------------
    - Sideband Noise due to Modulation
      o Adjacent Channels                               -26 dBc in either adjacent channel, centered +/-30 kHz
                                                        from carrier frequency
      o Alternate Channels                              -45 dBc in either alternate channel, centered +/-60 kHz
                                                        from carrier frequency

    - Spurious Emission                                 -60 dBc in a 30-kHz bandwidth centered 120 kHz
                                                        or more from the carrier frequency

    - Intermodulation Distortion                        At least 60 dB below carrier
                                                        (per FCC two-tone test measurement)

    - Harmonics                                         At least 60 dB below carrier

    Carrier On/Off Transition Time                      2 ms maximum

    Unkeyed Transmitter Output                          -55 dBm maximum at antenna feeder cable input

Note: These specifications apply to the transmitter as a system.



Cell Site Receiver - Time Division Multiple Access (TDMA) Digital

Parameter                                               Specification (see note)
-----------------------------------------------------------------------------------------------------------------
    Frequency Range                                     824-849 MHz Block A = 825-835 MHz
                                                                    Block A' = 845-846.5 MHz
                                                                    Block A" = 824-825 MHz
                                                                    Block B = 835-845 MHz
                                                                    Block B' = 846.5-849 MHz

    Diversity Reception                                 All digital radio channel units are equipped for diversity reception


RF Sensitivity (3% Bit Error Rate)
-----------------------------------------------------------------------------------------------------------------
    - Static                                            -110 dBm minimum (-114 dBm nominal) signal
                                                        at antenna cable input to antenna interface frame

    - Faded (8 km/hr and 100 km/hr)                     -103 dBm minimum (-106 dBm nominal) signal
                                                        at antenna cable input to antenna interface frame

    Low-Noise Amplifier (LNA)                           1.5 dB
    Maximum Noise Figure

    Selectivity, Adjacent Channel (30 kHz)              16 dB minimum (per IS-56 desensitivity method)

    Selectivity, Alternate Channel (60 kHz)             45 dB minimum (per IS-56 desensitivity method)

    Spurious and Image Rejection                        60 dB minimum (per IS-56 desensitivity method)

    Intermodulation Distortion                          65 dB minimum (per IS-56 measurement method)

    Maximum Total Channel Separation                    No restrictions, including expanded spectrum channels

    Type of Modulation                                  pi/4 shifted, differentially encoded quadrature phase shift keying (pi/4 DQPSK)


Voice Channels per Radio Frame
-----------------------------------------------------------------------------------------------------------------
    - Primary Frame                                     Up to 69 channels [23 Enhanced Digital Radio Units
                                                        (EDRUs)] for Series II/IIe

    - 1st Growth Frame                                  Up to 120 channels (40 EDRUs)


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Parameter                                               Specification
-----------------------------------------------------------------------------------------------------------------
Voice Channels per Radio Frame
-----------------------------------------------------------------------------------------------------------------
    - 2nd Growth Frame                                  Up to 48 channels (16 EDRUs)

    Signal Strength Indicators (SSI)                    -115 dBm to -30 dBm
    Range (for both branches of
    2-branch diversity receive)

Note: These specifications apply to the receiver as a system.



Cell Site Power Requirements

Parameter                                               Specification
-----------------------------------------------------------------------------------------------------------------
AC Power
-----------------------------------------------------------------------------------------------------------------
    - Input Voltage (see Note 1)                        180 to 264 V AC single-phase* (200/208/220/240 V nominal)

    - Input Frequency (see Note 1)                      47 to 63 Hz (50/60 Hz nominal)


DC Power
-----------------------------------------------------------------------------------------------------------------
    - Input Voltage Range                               +25 to +27.25 V DC
      (measured at frame input)                         +21 to +25 V DC (reduced MLAC output power)

    - Ground Polarity                                   Negative

    - Maximum Direct Current                            1060 amps peak (fully loaded), 885 amps nominal
                                                        (fully loaded)

    - Ripple and Noise                                  200 mV peak-to-peak

    - Voltage Transients                                +20 to +28 V DC at frame input

    - Voltage Application Stabilization                 Less than 350 ms


Maximum Direct Current
-----------------------------------------------------------------------------------------------------------------
    - Primary Radio Channel Frame                       125 amps+ peak/109 amps+ nominal for Series II
      (fully loaded)                                    85 amps+ peak/75 amps+ nominal for Series IIe

    - Growth Radio Channel Frame                        114 amps+ peak/102 amps+ nominal
      (fully loaded)

    - Linear Amplifier Frame                            400 amps (100 amps per MLAC) peak
      (up to 4 linear amplifiers)                       324 amps (81 amps per MLAC) nominal circuits (MLACs)

    - Antenna Interface Frame                           6 amps peak/5 amps nominal
      (AIF-0 + AIF-1, 7 antenna faces)


Battery Holdover Time++
-----------------------------------------------------------------------------------------------------------------
    - 200 channels                                      1/2 hr.
    - 128 channels                                      1 hr.
    - 56 channels                                       2 hrs.


Power Plant Recommended (see Note 2)
-----------------------------------------------------------------------------------------------------------------
    - 1 Primary Radio Channel Frame                     LINEAGE 2000 (R) ECS power plant equipped
     (up to 56 channels)                                with six 100-amp, 1-phase rectifiers

    - 1 Primary Radio Channel Frame                     LINEAGE 2000 ECS power plant equipped
      and 1 Growth Radio Channel Frame                  with eight 100-amp, 1-phase rectifiers
      (up to 128 channels with 4 MLACs)

    - 1 Primary Radio Channel Frame                     LINEAGE 2000 ECS power plant equipped
      and 2 Growth Radio Channel Frames                 with twelve 100-amp, 1-phase rectifiers
      (up to 200 channels with 7 MLACs)

Note 1: This specification is for the LINEAGE (R) 2000 ECS power plant.
Note 2: The rectifiers recommended are LINEAGE 2000 SR series switch-mode 100 amp/24 volt. These rectifiers also support the current requirements of the associated Linear Amplifier Frame(s) and Antenna Interface Frame(s). Rectifier recom-mendation employs an "N+1" configuration, whereby one additional rectifier is used above the minimum required. The N+1 factor provides redundancy and current capacity to ensure complete charging of batteries.
*   Equivalent to standard commercial AC power.
+ Fully loaded frames at 24 V. These numbers reflect Lucent Technologies engineering practices to support future Lucent Technologies digital products.
++ Using one string of 12 LINEAGE 2000 round cell 1600 amp-hour batteries (80 percent channel occupancy). Sealed lead acid type batteries with similar characteristics are also available.


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Cell Site Equipment Requirements

Parameter                                               Specification
-----------------------------------------------------------------------------------------------------------------
Dimensions
-----------------------------------------------------------------------------------------------------------------
    - Radio Channel Frame                               26"W x 22"D x 81"H (66cm x 56cm x 206cm)
    - Linear Amplifier Frame                            26"W x 22"D x 81"H (66cm x 56cm x 206cm)
    - Antenna Interface Frame                           26"W x 20"D x 84"H (66cm x 51cm x 213cm)
    - LINEAGE 2000 ECS Power Plant                      26"W x 20"D x 84"H (66cm x 51cm x 213cm)
    - Batteries (one string of 12 round                 90"W x 15"D x 76"H (229cm x 38cm x 913cm)
      cells mounted in two tiers)*


Floor Weights (fully equipped)
-----------------------------------------------------------------------------------------------------------------
    - Primary Radio Channel Frame                       800lb. (363kg) for Series II; 700lb. (318kg) for Series IIe
    - Growth Radio Channel Frame                        800lb. (363kg)
    - Linear Amplifier Frame                            1100lb. (499kg)
    - Antenna Interface Frame                           600lb. (272kg)
    - Facilities Interface Frame                        300lb. (136kg)
    - Dehydrator                                        140lb. (64kg)
    - Power Plant (without rectifiers)                  250lb. (113kg)
    - Power Plant [fully configured with                650lb. (295kg)
      12 rectifiers (25lb. or 11kg each),
      distribution panel, and controller]
    - Batteries (per string of 12 round cells)          4350lb. (1973kg)

    Cell Site Grounding+                                Interior/exterior ring ground. Exterior ring must be 18 in.
                                                        (46cm) deep, 2 ft. (61cm) from building. All equipment,
                                                        including the mast, must be tied into ring ground system

    Auxiliary Alarm Ports                               Up to 18 external alarms; can be configured for normally
                                                        open or normally closed


Cell Site Options
-----------------------------------------------------------------------------------------------------------------
    - Battery Backup                                    Full backup -- minimum of 1/2 hour for full cell site
    - Omni Reception                                    Full or partial
    - Omni Transmission                                 Full or partial
    - Directional Transmission                          2-sector, 3-sector, 4-sector, 5-sector, and 6-sector
    - Antenna and Cable Pressurization                  Pressurized or nonpressurized cables and antennas
    - Modular Cell Site Buildings                       Prefabricated and preintegrated cell sites in transportable buildings are available


* Sealed lead acid type batteries with similar characteristics are also available.
+ Design of cell site grounding system should comply with Lucent Technologies standards.



Cell Site Environmental Requirements

Parameter                                               Specification
-----------------------------------------------------------------------------------------------------------------
Heat Dissipation (maximum)
-----------------------------------------------------------------------------------------------------------------
    - Primary Radio Channel Frame                       3000 watts per frame for Series II, 2000 watts per
                                                        frame for Series IIe

    - Growth Radio Channel Frame                        3000 watts per frame

    - Linear Amplifier Frame [with full                 9200 watts per frame
      power output (4 MLACS)]

    - Antenna Interface Frame (1 or 2 frames)           240 watts

    - LINEAGE 2000 Power Plant
      o Rectifiers                                      10 percent of total for all other equipment
      o ECS Controller (fully configured)               25 watts

    Storage Temperature                                 -40(degree) F to +140(degree) F (-40(degree) C to +60(degree) C)

    Storage Humidity                                    10 percent to 95 percent*


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Parameter                                               Specification
-----------------------------------------------------------------------------------------------------------------
Operating Temperature
-----------------------------------------------------------------------------------------------------------------
    - Normal                                            +41(degree) F to +104(degree) F (+5(degree) C to +40(degree) C)
    - Short-term (not to exceed 3 days                  +32(degree) F to +122(degree) F (0 (degree)C to +50(degree) C)
      at a time and 15 days per year)


Operating Humidity
-----------------------------------------------------------------------------------------------------------------
    - Normal                                            10 percent to 80 percent
    - Short-term (not to exceed 3 days                  5 percent to 90 percent (non-condensing) (If low-end
      at a time and 15 days per year)                   humidity range is anticipated, electrostatic discharge
                                                        control provisions should be made)

    Cooling Fans                                        Alarmed, individually replaceable, +24V powered

* Maximum of 0.024 gms H[subscript2]0 per pound of dry air (non-condensing).


Cell Site Capacity

Parameter                                               Specification
-----------------------------------------------------------------------------------------------------------------
    Maximum Receivers per Antenna                       200
    (or pair of diversity receive antennas
    - includes setup, locate, and traffic)

    Maximum Setup Channels per Cell Site                8

    Maximum Locating Receivers per Cell Site            10

    Maximum Transmit Channels per Antenna (omni or directional)

          Power Level/Channel                 Number of Analog Channels*
            Full power+                                  12
               -4 dB                                     30
               -8 dB                                     75
              -12 dB                                    108
              -16 dB                                    108
              -20 dB                                    108
              -24 dB                                    108
              -28 dB                                    108

       Maximum Voice Channels               200 minus the number of setup and
       per Cell Site                        locate channels (192 maximum)

* These figures are based on a 240-Watt linear amplifier circuit and standard RF combining and distribution circuits.
+ Full power is defined as 20 Watts per channel measured at the linear amplifier circuit (LAC) output.


Cell Site Antenna

Parameter                                               Specification
-----------------------------------------------------------------------------------------------------------------
Antenna Configurations
-----------------------------------------------------------------------------------------------------------------
    - Omni                                              1 to 7 transmit antennas; 2 receive antennas

    - 3-Sector                                          1 or 2 transmit antennas per sector; 2 receive
                                                        antennas per sector

    - 6-Sector                                          1 transmit antenna per sector; 2 receive antennas per sector


Omnidirectional Antennas
-----------------------------------------------------------------------------------------------------------------
    Power Gain (relative to 1/2-wave dipole)            9.0 dB*

    Length                                              14 ft. (4.3 meters), including mounting

    Diameter                                            3 in. (7.6cm)


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Parameter                                               Specification
-----------------------------------------------------------------------------------------------------------------
Directional Antennas (3-sector)
-----------------------------------------------------------------------------------------------------------------
    - Power Gain (relative to
      1/2-wave dipole)                                  8.0 dB*


Directional Antennas (6-sector)
-----------------------------------------------------------------------------------------------------------------
    - Power Gain (relative to
      1/2-wave dipole)                                  10 dB*

    Ground-Mounted Mast                                 150 ft. (46m), 130 ft. (40m),
    Heights Available                                   100 ft.(30m) [40 psf (1.7kgm[2])
    [highest omni antenna is                            wind loading];
    17 ft.(5.2 meters) higher                           150 ft. (46m), 130 ft. (40m),
    than top of mast]                                   100 ft. (30m), 85 ft. (26m),
                                                        75 ft. (23m), 60 ft. (18m),
                                                        40 ft. (12m) [50 psf (2.1kgm[2])
                                                        wind loading]

    Roof Mast Heights Available                         6 ft. to 40 ft. (1.8m, 3m, 4.6m,
                                                        6m, 7.6m, 9m, 10.6m, 12m)

    Options Available                                   Integrated antenna duplexer
                                                        (combining transmit and one receive path onto same antenna)

                                                        Roof frames

                                                        Frame towers - guyed or unguyed

                                                        Air-dielectric pressurized cable
                                                        with pressurization equipment or
                                                        foam-filled non-pressurized cables

                                                        Side-mounted or top-mounted
                                                        aircraft warning lights

                                                        Fiberglass radome over each
                                                        directional antenna face

                                                        Conduit inside mast for cables may
                                                        be eliminated as an option

                                                        Other antenna mounting
                                                        arrangements
                                                        (designed by Lucent Technologies
                                                        Turnkey Engineering Group)

* Antenna elements with other gain values are available.



When you want to talk wireless, give us a call.

Our one network solution offers you a total communications system. With Lucent Technologies' vast experience, dedication to customer satisfaction, and continuous search for innovations through our Bell Laboratories, we provide advanced wireless products that can move your network seamlessly into the next generation.

For more information on Lucent Technologies' wireless communications, please contact your Lucent Technologies Account Representative or call: 800-344-0223 x7020 (United States) 314-536-1886 (outside United States).

Visit our web site at http://www.lucent.com



AUTOPLEX and LINEAGE are registered trademarks of Lucent Technologies.

This document is for planning purposes only and is not intended to modify or supplement any specifications or warranties relating to these products or services.

Copyright (C)1998 Lucent Technologies
All rights reserved.
Printed in U.S.A.

Lucent Technologies
Wireless Market Communications
4594TS NK 2/98



                                        Lucent Technologies
                                                              [GRAPHIC OMITTED]
                                      Bell Labs Innovations


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                        Lucent Technologies
                                                               [GRAPHIC OMITTED]
                                        Bell Labs Innovations


Series IIm
T1/E1 Minicell

Technical Specifications
--------------------------------------------------------------------------------

Lucent Technologies' AUTOPLEX(R) System 1000 Series IIm T1/E1 Minicell is a high-power, low-channel-capacity base station. The versatile Series IIm Minicell supports up to 21 analog voice channels for wide coverage in rural and suburban areas. It can also fill in dead spots in metropolitan areas. Each small, self-contained unit runs on AC or DC power and can be configured for indoor or outdoor use.

[GRAPHIC OMITTED]


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Standard features include high power amplifiers, an embedded 24 V power plant with a 10-minute battery backup, a redundant controller and flexible filter arrangements. The Series IIm Minicell connects directly to the Mobile Switching Center (MSC) via T1, E1, or microwave facilities. In addition to analog, the Series IIm Minicell currently supports Time Division Multiple Access (TDMA) and Cellular Digital Packet Data (CDPD) wireless data. Code Division Multiple Access
(CDMA) support is planned for spring 1998.


Transmit Path - Analog

Parameter                                        Specification (see note)
-----------------------------------------------------------------------------------------------------------
    Frequency Range                              869-894 MHz Block A = 870-880 MHz
                                                             Block A' = 890-891.5 MHz
                                                             Block A" = 869-870 MHz
                                                             Block B = 880-890 MHz
                                                             Block B' = 891.5-894 MHz

    Frequency Stability                          +/-0.01 PPM per year

    Output Power                                 26 watts (44.1 +1, -2 dBm) per channel at antenna port
    (630 kHz miminum channel spacing)            over full environmental range

    Maximum Radio Channel Units per Frame        9 RCUs
    (includes setup, locate, and voice)

    Number of Transmit Channels per Frame        8 channels (includes setup and voice functions)

    Control Channels                             21 dedicated control channels in each block A and block B


 Modulation
-----------------------------------------------------------------------------------------------------------
    - Deviation                                  +/-12 kHz peak
                                                 o Speech         +/-12 kHz peak
                                                 o SAT            +/-2 kHz+/-10%
                                                 o Wideband data  +/-8 kHz+/-10%

    - Sensitivity                                -21 dBm at 1000 Hz produces +/-2.9 kHz peak deviation
                                                 adjustable +3, -15 dB from nominal

    - Carrier Shift                              500 Hz maximum

    - Frequency Response                         +/-1 dB over the band of 300 Hz to 10 kHz


Noise and Emission
-----------------------------------------------------------------------------------------------------------
    - Residual AM                                5 percent maximum

    - Modulation Noise and Distortion            5 percent maximum at 1 kHz and 10 percent maximum
                                                 at 10 kHz, with +/-8 kHz deviation

    - Sideband Noise                             -60 dBc in a 30-kHz bandwidth located 60 kHz
                                                 or more from carrier*

    - Spurious Emissions                         -60 dBc at 60 kHz or more from carrier*

    - Intermodulation Distortion                 At least 60 dB below carrier (per FCC two-tone
                                                 test measurement)

    - Harmonics                                  At least 60 dB below carrier

    Carrier On-Off Transition Time               2 ms maximum

    Unkeyed Transmitter Output                   -55 dBm maximum at Radio Channel Unit output


Note: These specifications apply to the transmitter as a system.
* Or [43 + 10 log 10 (mean output power per carrier in watts)] dB below the unmodulated carrier, whichever is the lesser attenuation.


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Receive Path - Analog

Parameter                                        Specification (see note)
-----------------------------------------------------------------------------------------------------------
    Frequency Range                              824-849 MHz Block A = 825-835 MHz
                                                             Block A' = 845-846.5 MHz
                                                             Block A" = 824-825 MHz
                                                             Block B = 835-845 MHz
                                                             Block B' = 846.5-849 MHz

    Diversity Reception                          All channel units equipped for diversity reception

    RF Sensitivity (12-dB SINAD - C              -120 dBm nominal signal at antenna cable input
    Message Weighting)                           (1-kHz tone, AEF = +/-8 kHz peak)

    Receive Maximum Noise Figure                 5.0 dB

    Selectivity, Adjacent Channel (30 kHz)       16 dB minimum (per IS-20 desensitivity method)

    Selectivity, Alternate Channel (60 kHz)      60 dB minimum (per IS-20 desensitivity method)

    Spurious and Image Rejection                 90 dB

    Intermodulation Distortion                   70 dB

    AM Rejection (80% Modulation)                -26 dB

    Maximum Total Channel Separation             No restrictions, including expanded spectrum channels


Audio Frequency Response
-----------------------------------------------------------------------------------------------------------
    - Data                                       Flat to within +/-2 dB over a 300-Hz to 10-kHz bandwidth

    - Audio                                      Conforms to 6 dB/octave de-emphasis characteristic

    Audio Distortion (SINAD - C                  Total RMS frequency distortion with +/-8 kHz peak deviation
    Message Weighting)                           and with a 1-kHz modulating tone is less than 5 percent
                                                 using a true RMS reading device

    Signal Strength Indicators (SSI)             20 dB per volt slope between -120 dBm and -40 dBm
    (for both branches of 2-branch
    diversity receive)

 Note: These specifications apply to the receiver as a system.



Transmit Path - TDMA Digital

Parameter                                        Specification (see note)
-----------------------------------------------------------------------------------------------------------
    Frequency Range                              869-894 MHz Block A = 870-880 MHz
                                                             Block A' = 890-891.5 MHz
                                                             Block A" = 869-870 MHz
                                                             Block B = 880-890 MHz
                                                             Block B' = 891.5-894 MHz

    Frequency Stability                          +/-0.01 PPM per year

    Output Power                                 26 watts (44.1 +1, -2 dBm) per channel at the antenna port
    (630 kHz minimum channel spacing)            over full environmental range

    Maximum EDRUs per Frame                      9 EDRUs

    Number of Transmit Channels per Frame        24 TDMA channels*

    Analog Control Channels                      21 dedicated control channels in each block A and block B


Modulation
-----------------------------------------------------------------------------------------------------------
    - Type                                       pi/4 shifted, differentially encoded quadrature
                                                 phase shift keying (pi/4 DQPSK)
    - Accuracy (per IS-56 standards)
      o RMS Vector Error                         Less than 12.5 percent (nominal 6 percent)
      o Origin Offset in any Burst               Less than -30 dBc (nominal -34 dBc)
      o Carrier Shift                            223 Hz maximum

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Parameter                                        Specification (see note)
-----------------------------------------------------------------------------------------------------------
Noise and Emission
-----------------------------------------------------------------------------------------------------------
    - Sideband Noise due to Modulation
      o Adjacent Channels                        -26 dBc in either adjacent channel, centered +/-30 kHz
                                                 from carrier frequency
      o Alternate Channels                       -45 dBc in either alternate channel, centered +/-60 kHz
                                                 from carrier frequency

    - Spurious Emissions                         -60 dBc in a 30-kHz bandwidth centered 120 kHz or more
                                                 from the carrier frequency

    - Intermodulation Distortion                 At least 60 dB below carrier (per FCC two-tone test
                                                 measurement)

    - Harmonics                                  At least 60 dB below carrier

    Carrier On-Off Transition Time               2 ms maximum

    Unkeyed Transmitter Output                   -55 dBm maximum at Digital Radio Unit output

Note: These specifications apply to the transmitter as a system.
*  Includes voice, setup and test radios.



Receive Path - TDMA Digital Parameter

Parameter                                        Specification (see note)
-----------------------------------------------------------------------------------------------------------
    Frequency Range                              824-849 MHz Block A = 825-835 MHz
                                                             Block A' = 845-846.5 MHz
                                                             Block A" = 824-825 MHz
                                                             Block B = 835-845 MHz
                                                             Block B' = 846.5-849 MHz

    Diversity Reception                          All channel units equipped for diversity reception

    RF Sensitivity (3% Bit Error Rate)
    - Static                                     -110 dBm minimum (-114 dBm nominal) signal at antenna
                                                 cable input to receive filter panel
    - Faded (8 km/hr and 100 km/hr)              -103 dBm minimum (-106 dBm nominal) signal at antenna
                                                 cable input to receive filter panel

    Selectivity, Adjacent Channel (30 kHz)       16 dB minimum (per IS-56 desensitivity method)

    Selectivity, Alternate Channel (60 kHz)      45 dB minimum (per IS-56 desensitivity method)

    Spurious and Image Rejection                 60 dB minimum (per IS-56 desensitivity method)

    Intermodulation Distortion                   65 dB minimum (per IS-56 desensitivity method)

    Maximum Total Channel Separation             No restrictions, including expanded spectrum channels

    Type of Modulation                           pi/4 shifted, differentially encoded quadrature phase shift keying (pi/4 DQPSK)

    Signal Strength Indicators (SSI) Range       -115 dBm to -30 dBm
    (for both branches of 2-branch
    diversity receive)

 Note: These specifications apply to the receiver as a system.

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Equipment Specifications

                                          AC Outdoor                   AC Indoor                 DC Indoor
Parameter                                  Cabinet                      Cabinet                   Cabinet
-----------------------------------------------------------------------------------------------------------------

    Height                                80" (203cm)                  80" (203cm)               65" (165cm)
    Width                                 28" (71cm)                   28" (71cm)                26" (66cm)
    Depth                                 28" (71cm)*                  25" (64cm)                22" (56cm)
    Approx. Weight                        1088lb. (493kg)              1100lb. (499kg)           500lb. (227kg)
    Input Power (Amps/Volts+)             14/220 AC                    12/220 AC                 110/24 DC

Maximum Single Board Radio Channel Units (SBRCUs)
-----------------------------------------------------------------------------------------------------------------
    Voice                                      7                          7                             7
    Setup                                      1                          1                             1
    Locate                                     1                          1                             1

Enhanced Digital Radio Units (EDRUs)++
-----------------------------------------------------------------------------------------------------------------
    Maximum EDRUs**                            9                          9                             9
    Maximum Voice Channels**                  24                         24                            24
    Application Code                          WA

+ AC voltage is 180 to 264 volts, 47 to 63 Hz, single-phase, 60-amp service. DC voltage is 25 to 27 volts (21 to 25 volts with reduced RF power output).
++  Combinations of EDRU and SBRCU are permitted.
*   Footprint depth is 21 in. (53 cm)
**  See "Transmit Path - TDMA Digital" footnote on preceding page.



Environmental Specifications

Parameter                                        Specification
-----------------------------------------------------------------------------------------------------------------
Outdoor
-----------------------------------------------------------------------------------------------------------------
    - Temperature Range                          -40(degree) F to +115(degree) F (-40(degree) C to +46(degree) C)
    - Humidity Range                             10 percent to 100 percent

Indoor
-----------------------------------------------------------------------------------------------------------------
    - Temperature Range
      o Normal                                   +41(degree) F to +100(degree) F (+5(degree) C to +38(degree) C)
      o Short-term*                              +36(degree) F to +120(degree) F (+2(degree) C to +49(degree) C)

    - Humidity Range
      o Normal                                   20 percent to 55 percent
      o Short-term*                              10 percent to 80 percent

 * Not to exceed 3 days at a time and 15 days per year.

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

When you want to talk wireless, give us a call.

Our one network solution offers you a total communications system. With Lucent Technologies' vast experience, dedication to customer satisfaction, and continuous search for innovations through our Bell Laboratories, we provide advanced wireless products that can move your network seamlessly into the next generation.

For more information on Lucent Technologies' wireless communications, please contact your Lucent Technologies Account Representative or call: 800-344-0223 x7020 (United States) 314-536-1886 (outside United States).

Visit our web site at http://www.lucent.com


AUTOPLEX is a registered trademark of Lucent Technologies.

This document is for planning purposes only and is not intended to modify or supplement any specifications or warranties relating to these products or services.

Copyright (C)1998 Lucent Technologies
All rights reserved.
Printed in U.S.A.

Lucent Technologies
Wireless Market Communications
4760TS NK 2/98



Lucent Technologies
                        [GRAPHIC OMITTED]
Bell Labs Innovations


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                Lucent Technologies
                                                         [GRAPHIC OMITTED]
                                Bell Labs Innovations



Series IImm
T1/E1 Microcell

Technical Specifications
--------------------------------------------------------------------------------

Lucent Technologies' AUTOPLEX (R) System 1000 Series IImm T1/E1 Microcell is a low to mid-power, high-channel-capacity base station with a controlled Radio Frequency (RF) propagation range and high-density frequency reuse. The versatile Series IImm Microcell supports up to 59 analog voice channels, and can extend coverage in tunnels and other RF dead spots, as well as malls and airports when additional capacity is required. Each small, self-contained unit runs on AC or DC power and can be configured for indoor or outdoor use.


[GRAPHIC OMITTED]


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Standard features include a power amplifier, an embedded 24 V power plant with a 10-minute battery backup, a redundant controller and flexible filter arrangements. The Series IImm Microcell connects directly to the Mobile Switching Center (MSC) via T1, E1, or microwave facilities. In addition to analog, the Series IImm Microcell supports Time Division Multiple Access (TDMA) and Cellular Digital Packet Data (CDPD) wireless data. Code Division Multiple Access (CDMA) support is planned for spring 1998.


Transmit Path - Analog

Parameter                                        Specification (see note)
----------------------------------------------------------------------------------------------------------
    Frequency Range                              869-894 MHz Block A = 870-880 MHz
                                                             Block A' = 890-891.5 MHz
                                                             Block A" = 869-870 MHz
                                                             Block B = 880-890 MHz
                                                             Block B' = 891.5-894 MHz

    Frequency Stability                          +/-0.01 PPM per year


Output Power (measured at antenna port)
----------------------------------------------------------------------------------------------------------
    - Standard Configuration                     10 watts total per amplifier

    - High Power Option                          60 watts total per amplifier*

    Maximum Radio Channel Units per Frame        21 channels (assumes Single Board Radio Channel Unit)
    (includes setup, locate, and voice)

    Number of Transmit Channels per Frame        Up to 20 channels (includes setup and voice functions)

    Control Channels                             21 dedicated control channels in each block A and block B


Modulation
----------------------------------------------------------------------------------------------------------
    -Deviation                                   +/-12 kHz peak
                                                 o Speech               +/-12 kHz peak
                                                 o SAT                  +/-2 kHz +/-10%
                                                 o Wideband data        +/-8 kHz +/-10%

    - Sensitivity                                -21 dBm at 1000 Hz produces +/-2.9 kHz peak deviation
                                                 adjustable +3, -15 dB from nominal

    - Carrier Shift                              500 Hz maximum

    - Frequency Response                         +/-1 dB over the band of 300 Hz to 10 kHz


Noise and Emission
----------------------------------------------------------------------------------------------------------
    - Residual AM                                5 percent maximum

    - Modulation Noise and Distortion            5 percent maximum at 1 kHz and 10 percent
                                                 maximum at 10 kHz, with +/-8 kHz deviation

    - Sideband Noise                             -60 dBc in a 30-kHz bandwidth located 60 kHz
                                                 or more from carrier**

    - Spurious Emissions                         -54 dBc at 60 kHz or more from carrier

    - Intermodulation Distortion                 At least 54 dB below carrier
                                                 (per FCC two-tone test measurement)

    - Harmonics                                  At least 54 dB below carrier

    Carrier On-Off Transition Time               2 ms maximum

    Unkeyed Transmitter Output                   -55 dBm maximum at Radio Channel Unit output

Note: These specifications apply to the transmitter as a system.
*   When equipped with the External Transmit Amplifier (XTA).
** Or [43 + 10 log[subscript 10] (mean output power per carrier in watts)] dB below the unmodulated carrier, whichever is the lesser attenuation.


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Receive Path - Analog

Parameter                                        Specification (see note)
----------------------------------------------------------------------------------------------------------
    Frequency Range                              824-849 MHz Block A = 825-835 MHz
                                                             Block A' = 845-846.5 MHz
                                                             Block A" = 824-825 MHz
                                                             Block B = 835-845 MHz
                                                             Block B' = 846.5-849 MHz

    Diversity Reception                          All channel units equipped for diversity reception

    RF Sensitivity (12-dB SINAD - C              -120 dBm nominal signal at antenna cable input
    Message Weighting)                           (1-kHz tone, (delta)F = +/-8 kHz peak)

    Receive Maximum Noise Figure                 5.0 dB

    Selectivity, Adjacent Channel (30 kHz)       16 dB minimum (per IS-20 desensitivity method)

    Selectivity, Alternate Channel (60 kHz)      60 dB minimum (per IS-20 desensitivity method)

    Spurious and Image Rejection                 90 dB

    Intermodulation Distortion                   70 dB

    AM Rejection (80% Modulation)                -26 dB

    Maximum Total Channel Separation             No restrictions, including expanded spectrum channels


Audio Frequency Response
----------------------------------------------------------------------------------------------------------
    - Data                                       Flat to within +/-2 dB over a 300-Hz to 10-kHz bandwidth

    - Audio                                      Conforms to 6 dB/octave de-emphasis characteristic

    Audio Distortion (SINAD - C                  Total RMS frequency distortion with +/-8 kHz peak deviation
    Message Weighting)                           and with a 1-kHz modulating tone is less than 5 percent
                                                 using a true RMS reading device

    Signal Strength Indicators (SSI) (for both   20 dB per volt slope between -120 dBm and -40 dBm
    branches of 2-branch diversity receive)

Note: These specifications apply to the receiver as a system.


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Transmit Path - TDMA Digital

Parameter                                        Specification (see note)
----------------------------------------------------------------------------------------------------------
    Frequency Range                              869-894 MHz Block A = 870-880 MHz
                                                             Block A' = 890-891.5 MHz
                                                             Block A" = 869-870 MHz
                                                             Block B = 880-890 MHz
                                                             Block B' = 891.5-894 MHz

    Frequency Stability                          +/-0.01 PPM per year


Output Power (measured at antenna port)
----------------------------------------------------------------------------------------------------------
    - Standard Configuration                     10 watts total per amplifier

    - High Power Option                          60 watts total per amplifier*

    Maximum EDRUs per Frame                      9 primary, 11 growth*

    Number of Transmit Channels per Frame        24 primary**, 27 growth**

    Analog Control Channels                      21 dedicated control channels in each block A and block B


Modulation
----------------------------------------------------------------------------------------------------------
    - Type                                       pi/4 shifted, differentially encoded quadrature phase
                                                 shift keying (pi/4 DQPSK)

    - Accuracy (per IS-56 standards)
      o RMS Vector Error                         Less than 12.5 percent (nominal 6 percent)
      o Origin Offset in any Burst               Less than -30 dBc (nominal -34 dBc)
      o Carrier Shift                            223 Hz maximum


Noise and Emission
----------------------------------------------------------------------------------------------------------
    - Sideband Noise due to Modulation
      o Adjacent Channels                        -26 dBc in either adjacent channel, centered +/-30 kHz
                                                 from carrier frequency
      o Alternate Channels                       -45 dBc in either alternate channel, centered +/-60 kHz
                                                 from carrier frequency

    - Spurious Emissions                         -54 dBc in a 30-kHz bandwidth centered 120 kHz
                                                 or more from the carrier frequency

    - Intermodulation Distortion                 At least 54 dB below carrier (per FCC two-tone
                                                 test measurement)

    - Harmonics                                  At least 54 dB below carrier

    Carrier On-Off Transition Time               2 ms maximum

    Unkeyed Transmitter Output                   -55 dBm maximum at antenna feeder cable input


Note: These specifications apply to the transmitter as a system.
*   When equipped with the External Transmit Amplifier (XTA).
**  Includes voice, setup, and test radios.

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Receive Path - TDMA Digital

Parameter                                        Specification (see note)
----------------------------------------------------------------------------------------------------------
    Frequency Range                              824-849 MHz Block A = 825-835 MHz
                                                             Block A' = 845-846.5 MHz
                                                             Block A" = 824-825 MHz
                                                             Block B = 835-845 MHz
                                                             Block B' = 846.5-849 MHz

    Diversity Reception                          All channel units equipped for diversity reception


RF Sensitivity (3% Bit Error Rate)
----------------------------------------------------------------------------------------------------------
    - Static                                     -110 dBm minimum (-114 dBm nominal) signal
                                                 at antenna cable input to receive filter panel

    - Faded (8 km/hr and 100 km/hr)              -103 dBm minimum (-106 dBm nominal) signal
                                                 at antenna cable input to receive filter panel

    Selectivity, Adjacent Channel (30 kHz)       16 dB minimum (per IS-56 desensitivity method)

    Selectivity, Alternate Channel (60 kHz)      45 dB minimum (per IS-56 desensitivity method)

    Spurious and Image Rejection                 60 dB minimum (per IS-56 desensitivity method)

    Intermodulation Distortion                   65 dB minimum (per IS-56 desensitivity method)

    Maximum Total Channel Separation             No restrictions, including expanded spectrum channels

    Type of Modulation                           pi/4 shifted, differentially encoded quadrature phase shift keying (pi/4 DQPSK)

    Signal Strength Indicators (SSI) Range       -115 dBm to -30 dBm
    (for both branches of 2-branch
    diversity receive)

Note: These specifications apply to the receiver as a system.



Equipment Specifications

                                          AC Outdoor                   AC Indoor                 DC Indoor
Parameter                                  Cabinet                      Cabinet                   Cabinet
-----------------------------------------------------------------------------------------------------------------

    Height                                80" (203cm)                  78" (198cm)               60" (152cm)
    Width                                 28" (71cm)                   28" (71cm)                26" (66cm)
    Depth                                 28" (71cm)*                  25" (64cm)                22" (56cm)
    Approx. Weight                        943lb. (428kg)               950lb. (431kg)            400lb. (181kg)
    Input Power (Amps/Volts+)             12/220 AC                    10/220 AC                 90/24 DC

Maximum Single Board Radio Channel Units (SBRCUs)
-----------------------------------------------------------------------------------------------------------------
    Voice                                     19                          19                            19
    Setup                                      1                           1                             1
    Locate                                     1                           1                             1

Enhanced Digital Radio Units (EDRUs)++
-----------------------------------------------------------------------------------------------------------------
    Maximum EDRUs**                            9                          9                             9
    Maximum Voice Channels**                  24                         24                            24

Application Code
-----------------------------------------------------------------------------------------------------------------
    Series IImm T1/E1 Microcell               WD


+ AC voltage is 180 to 264 volts, 47 to 63 Hz, single-phase, 60-amp service. DC voltage is 25 to 27 volts (21 to 25 volts with reduced RF power output).
++  Combinations of EDRU and SBRCU are permitted.
*   Footprint depth is 21" (53cm).
**  See "Transmit Path - TDMA


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Environmental Specifications

Parameter                                        Specification
-----------------------------------------------------------------------------------------------------------------
Outdoor
-----------------------------------------------------------------------------------------------------------------
    - Temperature Range                          -40(degree)F to +115(degree)F (-40(degree)C to +46(degree)C)
    - Humidity Range                             10 percent to 100 percent

Indoor
-----------------------------------------------------------------------------------------------------------------
    - Temperature Range
      o Normal                                   +41(degree)F to +100(degree)F (+5(degree)C to +38(degree)C)
      o Short-term*                              +36(degree)F to +120(degree)F (+2(degree)C to +49(degree)C)

    - Humidity Range
      o Normal                                   20 percent to 55 percent
      o Short-term*                              10 percent to 80 percent

* Not to exceed 3 days at a time and 15 days per year.






When you want to talk wireless, give us a call.

Our one network solution offers you a total communications system. With Lucent Technologies' vast experience, dedication to customer satisfaction, and continuous search for innovations through our Bell Laboratories, we provide advanced wireless products that can move your network seamlessly into the next generation.

For more information on Lucent Technologies' wireless communications, please contact your Lucent Technologies Account Representative or call: 800-344-0223 x7020 (United States) 314-536-1886 (outside United States).

Visit our web site at http://www.lucent.com




AUTOPLEX is a registered trademark of Lucent Technologies.

This document is for planning purposes only and is not intended to modify or supplement any specifications or warranties relating to these products or services.

Copyright (C)1998 Lucent Technologies
All rights reserved.
Printed in U.S.A.

Lucent Technologies
Wireless Market Communications
4761TS NK 2/98



Lucent Technologies
                        [GRAPHIC OMITTED]
Bell Labs Innovations


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

---------------------------------------------
                          Lucent Technologies [LUCENT TECHNOLOGIES LOGO OMITTED]
                        Bell Labs Innovations


                             Cellular CDMA Double
                             Density Growth Frame



 [GRAPHIC OMITTED]

         Technical Specifications
         ------------------------

         Lucent Technologies' Cellular Code Division Multiple Access (CDMA) Double Density Growth Frame provides maximum CDMA growth capabilities in a compact design package. Up to four CDMA carriers in a 3-sector configuration can be supported in a single frame, making the product particularly useful in high growth markets requiring multiple CDMA carriers.

         The Double Density Growth Frame adds CDMA functionality to both new and existing cell sites. It supports existing 850 MHz CDMA hardware products, thereby protecting customer investment. It serves as a CDMA growth frame for both the Series II product line and the Cellular CDMA Minicell product.

-----------------------------------------------

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

When used with the Cellular CDMA Minicell, the Double Density Growth Frame provides a CDMA-only base station. This means the customer can start with an entry level cell site with one carrier. With the addition of the Double Density Growth Frame, three additional CDMA carriers will be supported -- up to a maximum of four.

When used with the Series II macro cell, the Double Density Growth Frame adds CDMA functionality to the analog cell. It may also be added to a Series II macro cell site where CDMA coverage is already provided by the 2-carrier Series II CDMA Growth Frame.

Like the Series II products, the Double Density Growth Frame utilizes the Linear Amplifier Frame (LAF) and is designed for indoor applications.



Cellular CDMA Double Density Growth Frame

Parameter                          Specifications
--------------------------------------------------------------------------------
  Physical Channel                   120 per CDMA Radio Complex (CRC)
  Elements                           480 per frame (4 CRCs)
  Configurations                     Omni (1-3 carriers), 2 or 3 sector
                                     (1-4 carriers), 6 sector (1 carrier)
                                     Note: the 6 sector requires 2 Linear
                                     Amplifier Frames (LAFs)
  Vocoder Rates                      13 Kbps,8 Kbps
  Operating Temperature              +5(degree)C to +38(degree)C
  (Indoor only)                      (+41(degree)F to +100(degree)F)
  Humidity Range                     20% to 55%
  Altitude                           200 feet (61m) below and 10,000 feet
                                     (3,050m) above sea level
  Dimensions                         26.125"W x 23"D x 81.25"H
                                     (66.4cm x 58.4cm x 206.4cm)
  Weight - Maximum
  configuration (Estimated)          900 lb. (408.6 kg)
  Options                            CDMA Radio Test Unit (CRTU)

Power Specifications
--------------------------------------------------------------------------------
  Voltage                            +24 VDC
  Range                              >= +19.0 VDC to <= +28.5 VDC

Application Code
--------------------------------------------------------------------------------
  Double Density
  Growth Frame                       H4


 When you want to talk wireless, give us a call.

 Our one network solution offers you a total communications system. With Lucent Technologies' vast experience, dedication to customer satisfaction, and continuous search for innovations through our Bell Laboratories, we provide advanced wireless products that can move your network seamlessly into the next generation.

 For more information on Lucent Technologies' wireless communications, please contact your Lucent Technologies Account Representative or call:
 800-344-0223 x7020 (United States) 314-536-1886 (outside United States).

 Visit our web site at http://www.lucent.com


 This document is for planning purposes only and is not intended to modify or supplement any specifications or warranties relating to these products or services.

Copyright(C) 1998 Lucent Technologies
All rights reserved.
Printed in U.S.A.

Lucent Technologies
Wireless Market Communications
5653TS NK 2/98



                          Lucent Technologies [LUCENT TECHNOLOGIES LOGO OMITTED]
                        Bell Labs Innovations


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                           Lucent Technologies
                                                               [GRAPHIC OMITTED]
                                         Bell Labs Innovations


                              Compact Cellular
                         Digital Packet Data
                    (CDPD) Base Station

                         Technical Specifications
                         -------------------------------------------------------

                         Lucent Technologies' Compact Mobile Data Base Station (CMDBS) is used to fill coverage gaps and provide data service in small, high-density areas. Its small size (5 1/4 inches high) makes it ideal for seamless CDPD coverage in areas where a full-size base station is not feasible. It contains a single Radio Frequency
                         (RF) channel and operates at low or medium power.

                         The CMDBS can be used in any of the following areas:

                         o small, high-density areas such as office and terminal buildings or campus environments

                         o small locations where RF propagation is obstructed -- ie, canyons ordense downtown areas.


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

The CMDBS is fully compliant          System (NMS). Flexible, modular     SIM modules support installation
with CDPD 1.0 and 1.1. Because        design, coupled with integration    and integration with a wide range
the hardware/software platform        of external equipment, makes        of Advance Mobile Phone System
is derived from Lucent's full-size    CMDBS readily deployable in a       (AMPS) mini/microcell vendor
MDBS, it retains the MDBS'            wide variety of environments.       equipment. This simplifies
superior RF performance and                                               installation significantly because
seamless interfaces to the Mobile     A key integrated component of       the CMDBS is no longer dependent
Data Intermediate System (MDIS)       the CMDBS is a Site Interface       on AMPS RF front-end equipment.
and Network Management                Module (SIM) which provides RF
                                      front-end equipment for CDPD.

CDPD Functionality
Parameter                               Specification
--------------------------------------------------------------------------------
AMPS frequency coverage                 TX: 869-894 MHz
                                        RX: 824-849 MHz
                                        Receive diversity
Antenna configuration                   Omni or diversity
Channel data rate                       19.2 kbps
RF output power                         Different configurations
                                        adjustable to 1mW or 3 W
CDPD 1.0 and 1.1 specifications compliant
AMPS RF sniffer to channel hopping
Receiver low noise amplifiers

Hardware Interfaces
--------------------------------------------------------------------------------    When you want to talk wireless,
Network Terminal Interface              T1 (E1 available) interface                 give us a call.
Line Rate                               1.544 Mbps
Framing                                 Superframe/Extended                         Our one network solution offers you a
                                        Superframe/Ericsson                         total communications system. With Lucent
T1 In/Out                               DB-15                                       Technologies' vast experience, dedication
DTE multiple rates (V.35/RS-232)        DB-25                                       to customer satisfaction, and
Utility Port                            Asynchronous RS-232 type                    continuous search for innovations through
                                        serial interface used for                   our Bell Laboratories, we provide
                                        on-site maintenance and                     advanced wireless products that can move
                                        control (DB-9)                              your network seamlessly into the next
RF Interfaces                           Tx, Rxrm, Rxd, and Sniffer                  generation.
                                        (TNC)
                                                                                    For more information on Lucent
Power Environment                                                                   Technologies' wireless communications,
--------------------------------------------------------------------------------    please contact your Lucent Technologies
     +24 Vdc (200 watts) or 115 Vac     50/60 Hz, single phase power                Account Representative or call:
                                        (275 watts)                                 800-344-0223 x7020 (United States)
                                                                                    314-536-1886 (outside United States).
Operating System
--------------------------------------------------------------------------------    Visit our web site at
Operating Temperature                   +32(degree) to +120(degree) F (0(degree)    http://www.lucent.com Weight
                                        to +50(degree) C)
Non-Operating Temperature               -40(degree) to +151(degree) F               This document is for planning purposes
                                        (-40(degree) to +66(degree) C)              only and is not intended to modify or
Operating Humidity                      20% to 75%                                  supplement any specifications or
Non-Operating Humidity                  10% to 95%                                  warranties relating to these products or
Operating Altitude                      200 ft. below sea level to                  services.
                                        13,000 ft. above sea level
                                        (61 m below sea level to                    Copyright (C)1998 Lucent Technologies
                                        3,962 m above sea level.)                   All rights reserved.
Dimensions                              5.25"H x 17.0"W x 14.0"D                    Printed in U.S.A.
                                        (13.5cm x 43.1cm x 35.6cm)
Weight                                  30lb. basic unit (13.6kg)                   Lucent Technologies
                                                                                    Wireless Market Communications
--------------------------------------------------------------------------------    5638TS NK 2/98


                                                                                      Lucent Technologies
                                                                                                           [GRAPHIC OMITTED]
                                                                                    Bell Labs Innovations


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                           Lucent Technologies
                                                               [GRAPHIC OMITTED]
                                         Bell Labs Innovations


                              Cellular Digital Packet
                              Data (CDPD) Systems

                         Technical Specifications
                         -------------------------------------------------------

                         Lucent Technologies' Cellular Digital Packet
                         Data (CDPD) provides affordable high-speed wireless data communications using existing voice channels or dedicated data channels. When used as an overlay on cellular
                         Advanced Mobile Phone Service (AMPS) or
                         other voice services, CDPD supports packet data transmission over the same frequencies without affecting the quality or quantity of the voice traffic. Modular and flexible, CDPD can coexist with Time Division Multiple Access (TDMA) and Code Division Multiple Access (CDMA) technologies on dedicated channels.


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Lucent Technologies' CDPD System         Network Port                               Operating Humidity
consists of three components             --------------------------------------     (non-condensing)
                                         The Network Port is the 56 Kbps            20% to 75%
o Mobile Data Base Station (MDBS) -      v.35 or RS-232 interface
  Provides radio access, spectrum        between the MDBS and Mobile                Non-Operating
  monitoring and automatic channel       Data Intermediate System                   -40(degree) F to +140(degree) F
  hopping.                               (MDIS). The Network Port                   (-40(degree) C to +60(degree) C)
                                         can be duplexed for additional
o Mobile Data Intermediate System -      reliability in dual Control                Non-Operating Humidity
  Handles authentication, billing        Computer configurations.                   10% to 95%
  data collection, packet switching,
  and gateway services to landline       Utility Port                               Operating Altitude
  data networks.                         --------------------------------------     200 feet (61m) below sea level
                                         The Utility Port Interface is an           to 13,000 feet (3,962m)
o Network Management System (NMS) -      asynchronous RS-232 type                   above sea level
  Controls network configuration,        serial interface that is used for
  provides network monitoring, fault     local (i.e. on-site) configuration         Earthquake
  and performance management, and        and control. The Transceiver               Meets Bellcore Zone
  diagnostic analysis.                   Bank is configured as a Data               4 requirements
                                         Terminal Equipment (DTE)
Mobile Data Base                         interface.                                 Weight
Station                                                                             ---------------------------------
                                         Fault Alarm Contact Closures               Transceiver Bank
Capacity                                 --------------------------------------     42lb. (19.1kg) with
--------------------------------------   The Transceiver Bank contains              all slots occupied; 18lb.
o Six Modems/Transceivers per            one fault alarm contact closure            (8.2kg) chassis only
  Transceiver Bank                       pair for each Control Computer
                                         slot. A fault alarm contact pair           High Gain Amplification
o Two Control Computers per              closes when any fatal fault is             42lb. (19.1kg) with all slots
  Transceiver Bank                       detected by a Control Computer.            occupied; 15lb. (6.8kg)
                                                                                    chassis only
o Two Power Supplies per Transceiver     Power Requirements
  Bank                                   --------------------------------------     Distribution Unit
                                         A fully loaded (all slots occupied         Depends on Configuration
o Three High Gain Amplification units    and powered) Transceiver Bank
  (HGA) per HGA Chassis                  requires approximately 20 amps             Size
                                         of current at 24 V DC. A fully             ---------------------------------
o Two High Gain Amplification Chassis    loaded (all slots occupied                 Transceiver Bank
  per Transceiver Bank                   and powered) High Gain                     19.25"H x 17.2"W x 23"D
                                         Amplification Chassis requires             (48.9cm x 43.7cm x 53.4cm)
o 19.2 Kbps per channel raw data rate    18 amps of current at 24 V DC.
                                                                                    High Gain
                                         Environment                                Amplification Chassis
                                         --------------------------------------     8.75"H x 17.2"W x 24.25"D
                                         Operating temperature                      (22.2cm x 43.7cm x 61.6cm)
                                         +32(degree) F to +122(degree) F
                                         (0(degree) C to +50(degree) C)             Distribution Unit
                                                                                    Depends on Configuration

Mobile Data Interface System (MDIS) Complex
Parameter                                Specification
--------------------------------------------------------------------------------
MDIS Server Module SPARC(1) Processor
--------------------------------------------------------------------------------
  Model                                  UltraSPARC(1)
  Software
  Operating System                       Solaris(2) 2.6

MDIS Frames
--------------------------------------------------------------------------------
  Server Modules                         1-2 Administrative Servers
  Drive Array Modules                    1-8 Packet Servers

Environment
--------------------------------------------------------------------------------
  Operating Environment
  Temperature                            +32(degree) F to +122(degree) F
                                         (0(degree) C to +50(degree) C)
  Relative Humidity                      20%-80% non-condensing
  Shock                                  5Gs @ 10 ms duration
  Vibration                              1G RMS 0-1 KHz (Zone 4)

  Non-Operating Environment
  Temperature                            +68(degree) F to +149(degree) F
                                         (+20(degree) C to +65(degree) C)
  Relative Humidity                      95% non-condensing
  Shock                                  60Gs @ 10 ms duration
  Vibration                              2G RMS 0-1 KHz

  Regulations
  Meets or exceeds the following requirements
  Safety                                 UL(3), CSA
  RFI/EMI                                FCC Class A/Part 15

  Electrical
  Power Supply                           -48 VDC
  Output                                 1750 watts max. config.

Dimensions and Weights
--------------------------------------------------------------------------------
  MDIS Frame
  Height                                 72" (182.9cm)
  Width                                  30" (76.2cm)
  Depth                                  21" (53.3cm)
  Weight                                 760lb. (345.0kg)

Application Codes
--------------------------------------------------------------------------------
  Series II/IIe MDBS                     WT
  Series IIm MDBS                        WN
  Series IImm MDBS                       WV
  MDIS                                   WU


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

When you want to talk wireless,
give us a call.


Our one network solution offers you a
total communications system. With Lucent
Technologies' vast experience,
dedication to customer satisfaction, and continuous search for innovations through our Bell Laboratories, we provide advanced wireless products that can move your network seamlessly into the next generation.

For more information on Lucent
Technologies' wireless communications,
please contact your Lucent Technologies
Account Representative or call:
800-344-0223 x7020 (United States)
314-536-1886 (outside United States).

Visit our web site at http://www.lucent.com

1 All SPARC trademarks are used under
license and are trademarks or registered trademarks of SPARC international, Inc.
in the United States and other
countries. Products bearing SPARC
trademarks are based upon an
architecture developed by Sun
Microsystems, Inc. in the United States
and other countries.

2 Solaris is a trademark of Sun
Microsystems, Inc. in the United States
and other countries.

3 UL is a registered trademark of
Underwriters Laboratories.

This document is for planning purposes
only and is not intended to modify or
supplement any specifications or warranties relating to these products or services.

Copyright(C)1998 Lucent Technologies
All rights reserved.
Printed in the U.S.A.

Lucent Technologies
Wireless Market Communications
5123TS NK 2/98


   Lucent Technologies
                         [GRAPHIC OMITTED]
Bell Labs Innovations


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                           Lucent Technologies
                                                               [GRAPHIC OMITTED]
                                         Bell Labs Innovations


                              Cellular Digital Packet
                              Data (CDPD) Systems

                         Technical Specifications
                         -------------------------------------------------------

                         Lucent Technologies' Cellular Digital Packet
                         Data (CDPD) provides affordable high-speed wireless data communications using existing voice channels or dedicated data channels. When used as an overlay on cellular
                         Advanced Mobile Phone Service (AMPS) or
                         other voice services, CDPD supports packet data transmission over the same frequencies without affecting the quality or quantity of the voice traffic. Modular and flexible, CDPD can coexist with Time Division Multiple Access (TDMA) and Code Division Multiple Access (CDMA) technologies on dedicated channels.


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Lucent Technologies' CDPD System         Network Port                               Operating Humidity
consists of three components             --------------------------------------     (non-condensing)
                                         The Network Port is the 56 Kbps            20% to 75%
o Mobile Data Base Station (MDBS) -      v.35 or RS-232 interface
  Provides radio access, spectrum        between the MDBS and Mobile                Non-Operating
  monitoring and automatic channel       Data Intermediate System                   -40(degree) F to +140(degree) F
  hopping.                               (MDIS). The Network Port                   (-40(degree) C to +60(degree) C)
                                         can be duplexed for additional
o Mobile Data Intermediate System -      reliability in dual Control                Non-Operating Humidity
  Handles authentication, billing        Computer configurations.                   10% to 95%
  data collection, packet switching,
  and gateway services to landline       Utility Port                               Operating Altitude
  data networks.                         --------------------------------------     200 feet (61m) below sea level
                                         The Utility Port Interface is an           to 13,000 feet (3,962m)
o Network Management System (NMS) -      asynchronous RS-232 type                   above sea level
  Controls network configuration,        serial interface that is used for
  provides network monitoring, fault     local (i.e. on-site) configuration         Earthquake
  and performance management, and        and control. The Transceiver               Meets Bellcore Zone
  diagnostic analysis.                   Bank is configured as a Data               4 requirements
                                         Terminal Equipment (DTE)
Mobile Data Base                         interface.                                 Weight
Station                                                                             ---------------------------------
                                         Fault Alarm Contact Closures               Transceiver Bank
Capacity                                 --------------------------------------     42lb. (19.1kg) with
--------------------------------------   The Transceiver Bank contains              all slots occupied; 18lb.
o Six Modems/Transceivers per            one fault alarm contact closure            (8.2kg) chassis only
  Transceiver Bank                       pair for each Control Computer
                                         slot. A fault alarm contact pair           High Gain Amplification
o Two Control Computers per              closes when any fatal fault is             42lb. (19.1kg) with all slots
  Transceiver Bank                       detected by a Control Computer.            occupied; 15lb. (6.8kg)
                                                                                    chassis only
o Two Power Supplies per Transceiver     Power Requirements
  Bank                                   --------------------------------------     Distribution Unit
                                         A fully loaded (all slots occupied         Depends on Configuration
o Three High Gain Amplification units    and powered) Transceiver Bank
  (HGA) per HGA Chassis                  requires approximately 20 amps             Size
                                         of current at 24 V DC. A fully             ---------------------------------
o Two High Gain Amplification Chassis    loaded (all slots occupied                 Transceiver Bank
  per Transceiver Bank                   and powered) High Gain                     19.25"H x 17.2"W x 23"D
                                         Amplification Chassis requires             (48.9cm x 43.7cm x 53.4cm)
o 19.2 Kbps per channel raw data rate    18 amps of current at 24 V DC.
                                                                                    High Gain
                                         Environment                                Amplification Chassis
                                         --------------------------------------     8.75"H x 17.2"W x 24.25"D
                                         Operating temperature                      (22.2cm x 43.7cm x 61.6cm)
                                         +32(degree) F to +122(degree) F
                                         (0(degree) C to +50(degree) C)             Distribution Unit
                                                                                    Depends on Configuration

Mobile Data Interface System (MDIS) Complex
Parameter                                Specification
--------------------------------------------------------------------------------
MDIS Server Module SPARC(1) Processor
--------------------------------------------------------------------------------
  Model                                  UltraSPARC(1)
  Software
  Operating System                       Solaris(2) 2.6

MDIS Frames
--------------------------------------------------------------------------------
  Server Modules                         1-2 Administrative Servers
  Drive Array Modules                    1-8 Packet Servers

Environment
--------------------------------------------------------------------------------
  Operating Environment
  Temperature                            +32(degree) F to +122(degree) F
                                         (0(degree) C to +50(degree) C)
  Relative Humidity                      20%-80% non-condensing
  Shock                                  5Gs @ 10 ms duration
  Vibration                              1G RMS 0-1 KHz (Zone 4)

  Non-Operating Environment
  Temperature                            +68(degree) F to +149(degree) F
                                         (+20(degree) C to +65(degree) C)
  Relative Humidity                      95% non-condensing
  Shock                                  60Gs @ 10 ms duration
  Vibration                              2G RMS 0-1 KHz

  Regulations
  Meets or exceeds the following requirements
  Safety                                 UL(3), CSA
  RFI/EMI                                FCC Class A/Part 15

  Electrical
  Power Supply                           -48 VDC
  Output                                 1750 watts max. config.

Dimensions and Weights
--------------------------------------------------------------------------------
  MDIS Frame
  Height                                 72" (182.9cm)
  Width                                  30" (76.2cm)
  Depth                                  21" (53.3cm)
  Weight                                 760lb. (345.0kg)

Application Codes
--------------------------------------------------------------------------------
  Series II/IIe MDBS                     WT
  Series IIm MDBS                        WN
  Series IImm MDBS                       WV
  MDIS                                   WU


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

When you want to talk wireless,
give us a call.


Our one network solution offers you a
total communications system. With Lucent
Technologies' vast experience,
dedication to customer satisfaction, and continuous search for innovations through our Bell Laboratories, we provide advanced wireless products that can move your network seamlessly into the next generation.

For more information on Lucent
Technologies' wireless communications,
please contact your Lucent Technologies
Account Representative or call:
800-344-0223 x7020 (United States)
314-536-1886 (outside United States).

Visit our web site at http://www.lucent.com

1 All SPARC trademarks are used under
license and are trademarks or registered trademarks of SPARC international, Inc.
in the United States and other
countries. Products bearing SPARC
trademarks are based upon an
architecture developed by Sun
Microsystems, Inc. in the United States
and other countries.

2 Solaris is a trademark of Sun
Microsystems, Inc. in the United States
and other countries.

3 UL is a registered trademark of
Underwriters Laboratories.

This document is for planning purposes
only and is not intended to modify or
supplement any specifications or warranties relating to these products or services.

Copyright(C)1998 Lucent Technologies
All rights reserved.
Printed in the U.S.A.

Lucent Technologies
Wireless Market Communications
5123TS NK 2/98


   Lucent Technologies
                         [GRAPHIC OMITTED]
Bell Labs Innovations


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

-----------------------------------------------

                                                      [LUCENT TECHNOLOGIES LOGO]



               THE FLEXENT(TM) WIRELESS NETWORK






                         The Flexent (TM) CDMA Microcell




                New Cost-Effective Base Station Ready for 3G Now

-----------------------------------------------


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

The Flexent (TM) CDMA Microcell



                                                               [GRAPHIC OMITTED]


     Compact, Economical, and Easy to Deploy

     The Flexent CDMA Microcell is a cost-effective, compact base station that works with existing CDMA systems as well as evolving CDMA third generation standards. The CDMA Microcell is the only technology ready for 3G now. Flexible, compact, and easy to deploy, the Microcell offers excellent, cost-effective solutions for a wide variety of applications.

     With the Flexent CDMA Microcell you can:

        o Set up a new or temporary network quickly and economically
        o Extend your service capabilities into remote areas inexpensively
        o Fill holes in troublesome tunnels, valleys, and over water
        o Provide in-building or campus coverage

[GRAPHIC OMITTED]

     Advanced Technology to Roll out a New Network or Expand What You Have

     The Flexent CDMA Microcell contains leading-edge baseband processing and radio technology. It has been designed to achieve the highest level of network service quality with minimal operations and maintenance costs.

     CDMA Microcells can help you roll out a new, cost-effective network quickly and lower your risk in building-out in emerging markets. As your system grows, CDMA Microcells can fill holes and RF trouble spots where a larger cell would not be cost effective. You can daisy chain several Microcells together and achieve the same call capacity as existing macrocells for less cost. If you have a single-carrier Minicell in place, you can double your capacity by adding an adjacent Microcell.

     To help you minimize planned downtime while you expand your wireless capabilities, you can even download new software to the Microcell while it is in service.

                                                               [GRAPHIC OMITTED]

     Versatile, Easy to Install and Operate

                                                              [GRAPHICS OMITTED]

     CDMA Microcells are so flexible and lightweight, they can be deployed at sites where traditional base stations do not fit. The Microcell unit can be mounted on existing structures such as buildings, billboards and street poles - in many cases, eliminating site acquisition, zoning approvals and construction expenses. Its adjustable mounting bracket lets the cell swivel and tilt to optimize the signal direction of the integrated antenna.

     The patented front cover of the Microcell is curved and provides an RF transparent, weatherized housing for the optional integrated antenna. Because the cabinet is thermally efficient, the Microcell operates quietly and reliably without the need for fans. Testing shows it withstands high winds, rain and other environmental stresses.

-----------------------------------------------


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           The Flexent CDMA Microcell
               solves a variety of challenges faced by providers.



                       "My wireless network has some real
                    trouble spots. And lately, my subscriber
                       traffic has exceeded my capacity."


     The Flexent Microcell is a great solution for extending RF coverage to trouble spots because it's so compact you can install it in tunnels, on bridges or on poles to fill holes or "dead areas."

     If your subscriber traffic is exceeding your cell capacity, the CDMA Microcell can solve that problem, too. CDMA Microcells can be rapidly and easily deployed to add capacity and evenly distribute network traffic between cells to reduce potential call blocking problems. One service provider in a mid-size city recently "daisy chained" a series of three Microcells to a series of poles - without having to find site space or appeal to a zoning board - for only the cost of renting each pole.


                           "I just bought frequency in
                         one of the RF bands and I want
                        to start building-out in a rural
                              area inexpensively."

           [Chart showing:] Potential Savings Using CDMA Microcells for
                 Hole Filling, Capacity Relief and New Networks

                               [graphic omitted]

Representative competitive cost for field deployed equipment Estimated typical costs for purchase, installation and support based on Bell Labs studies. Actual costs for specific installations may vary.

     Your challenge is that you have to provide immediate coverage, but don't know how fast your business will build. Flexent CDMA Microcells are your best bet for cost-effective primary coverage in rural areas.The Microcells are easy and economical to deploy; they also let you easily expand your capacity as your usage grows. CDMA Microcells are also ideal for locations with strict zoning, hilly terrain, and restricted antenna height. A small city Microcell network was installed in just four days. This kind of fast start-up generates new revenue quickly.


     -----------------------------------------------


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                        "I want to extend my network into
                     rural areas to pick up roamer traffic,
                      but putting a big macrocell out there
                             just isn't economical."

          Roamer traffic represents roughly 10-20% of a service provider's revenue. Even so, it's more appropriate and economical to extend coverage to the edges of your territory with a CDMA Microcell. If your goal is to pick up automobile-based calls, a directional antenna can focus your Microcell's signal down a highway. Because you can mount CDMA Microcells on poles, you can strategically place them along highways more cost effectively than adding traditional base stations. Factor in site acquisition, construction and base station costs and it's clear that the Flexent CDMA Microcell is a highly cost-effective solution.

                           Flexent Architecture Offers
                          Maximum Investment Protection

                   Microcell integrates into existing network

                     [telephone icon]
            /------------ MSC                                     ....SII
           /                                                     /----Cell
      PSTN/                                                     /
           --------------------5ESS Switch----------------------......
                               /    |.                         /------Minicell
                    /---------/     |.                        /
            Data   /                |.                       /- - -
          Internet/                 |.  APC  -----------     ------Flexent Cells
           Access/                  |.   |             |
                                    |.   | Ethernet    |     -------- - Microcell
                                    |.   |             |     |        - Modular cell
                                    |.  EIN  -------|  |     |
   Cellular                        [ ]              |  |     |
  Signaling -------------------[ ]Access            |  |     |
  Network                         Manager           New Hardware Elements


                                                   .......  SII Cell control
                                                   - - - -  Flexent Cell control link
                                                   -------  Packet pipe

       APC = Application Processor Cluster    EIN = Ethernet Interface Node

-----------------------------------------------


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            "We're missing out by not
                       providing wireless coverage on the
                        campuses in my area. Is the CDMA
                         Microcell a solution for that?"


          It's a great solution, and it can let you expand your day-time use by as much as 25% to 50%. Offering wireless services for Private in-building coverage can let you reach high-frequency users who are working inside offices, hospitals and universities or walking between buildings on a campus. You can achieve this coverage easily - with a Microcell, Virtual Private Network software and RF distribution in the building.

          You can also offer in-building wireless services to public users inside airports, shopping malls, stadiums and conference centers. You can even back up public service on the same Microcell with separate, private coverage to employees who work in those buildings.


                           "I want to provide service
                       for conferences at hotels. Can the
                       CDMA Microcell be used temporarily
                       for special events or emergencies?"


          Covering special events is a great way to increase revenue. Whether it's a trade show, a convention or a tournament, a special event attracts many people. A large gathering of people gives you an opportunity to provide coverage for roamers or heavy subscriber traffic.

          Because the Flexent Microcell can be rapidly deployed, it's perfect for temporary events. With the Microcell's integrated antenna service, you can install it rapidly and easily without having to worry about complicated power problems, permanent antenna mounting, or intricate cable runs. When the event is over, you can pick up the cell and move it to another location.

          In the event of an emergency, natural disaster or a failure in a provider's cell, the Flexent Microcell can be rapidly deployed and quickly brought on line.

          With the CDMA Microcell, the only limit to expanding your business is your imagination.

-----------------------------------------------
*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

     Flexent CDMA Microcells: Engineered for Efficient, Centralized Control

          The Flexent Network architecture is designed to manage Microcells from a central server, the Flexent Application Processor Cluster (APC). In this architecture, base stations can be smaller, less costly and faster to deploy because more functions are software based and centralized using standard computing technology. This also streamlines operations, reducing your operating costs.

          Operations and Maintenance features allow for quick integration, testing and analysis. Cell site technicians can perform software upgrades and advanced diagnostics in minutes from the switch location or through a Remote Maintenance Terminal. The modular design of the Microcell results in quick and easy parts replacement and near zero downtime.

          Training is faster, also. There is no need for extensive technician training due to the easy-to-use, point-and-click Graphical User Interface (GUI). One user called the system "intuitive and powerful".

          Revolutionary Technology that Protects your Investment

          Lucent's Flexent CDMA Microcells are the first base stations on the market to be 3G ready. In fact 144 MHz data throughput and double capacity will be available with 1X channel cards. For interoperability with today's systems and yesterday's designs, CDMA Microcells offer a bridge to the future.



The Flexent CDMA Microcell

Parameter                          Specification

Air Interface Standards            IS 2000 (3G-1X)
                                   850 MHz:TIA/EIA IS-95
                                   1.9 GHz:ANSI-J-STD-008

Cabinet Housing                    Indoor/Outdoor Weatherized Cabinet
                                   Bellcore Compliant
                                   Wall, Pole, Floor, Rooftop Mounted
                                   Lightening Protectors

Antenna Configurations             Omni or Directional or Optional
                                   Integrated Antenna, 65 degree array
                                   Duplex (1.9 GHz & 850 MHz)
                                   Simplex (850 MHz only)

Channel Elements                   1 carrier, up to 40 Channel Elements

Facilities Interface               T1 or E1
                                   Daisy chaining capabilities for
                                   facilities saving

RF Output Power                    Cellular: 10 Watts, PCS: 8 Watts

Vocoders                           8 & 13 Kbps, EVRC

AC Service                         100-240 VAC (50/60 Hz)

DC Service                         24-30 VDC, -48 VDC

Operating Temperature Range        -40 C to +52 C

Weight                             125 lb. (56.7 kg)

Dimensions                         36"H x 18"W x 11"D
                                   (91.4cm x 45.7cm x 27.9cm)



   To support your Flexent equipment, Lucent Tech-nologies NetCare(R)offers a full suite of professional services to support all of your design, construction, and operational needs.

   NetCare supports customers and their networks everyday, in more than 90 countries with a support base of over 25,000 technicians. Our extensive resume and broad portfolio of services is among the best in the industry for its breadth and depth.

   We'll focus on your wireless network so you can focus on your business.


   For more information on Lucent Flexent(TM) systems and capabilities, contact your Lucent
   Technologies Account Representative or call:
   888-426-2252 (U.S.) 314-891-6188 (outside U.S.).

   Visit our website at http://www.lucent.com

   This document is for planning purposes only and is not intended to modify or supplement any Lucent Technologies specifications or warranties relating to these products and services.

   Flexent is a trademark of Lucent Technologies Inc.

   Copyright(C)1999 Lucent Technologies Inc.
   All rights reserved. Printed in USA

   Lucent Technologies Inc.
   AMPS/PCS Messaging
   5629 PKH 9/99

[FLEXNET LOGO]                                        [LUCENT TECHNOLOGIES LOGO]

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                              Lucent Technologies [LOGO OMITTED]
                                            Bell Labs Innovations



     THE FLEXENT(TM) WIRELESS NETWORK
-------------------------------------






Modular Cell
The Flexent(TM) CDMA Modular Cell



                          The Solution to Reliable, High-Capacity Urban Coverage


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

The Flexent(TM) CDMA Modular Cell

Maximum Expandable Capacity for
High-Traffic Environments

The Flexent CDMA Modular Cell is Lucent's primary
indoor/outdoor base station for CDMA.  This
revolutionary product offers both high capacity
and excellent reliability. It is especially              [GRAPHIC OMITTED]
beneficial for both cellular and PCS providers who
want coverage in urban and suburban high-traffic
environments now as well as the ability to expand       The Flexent CDMA Modular
for future growth.                                      Primary Cabinet

For International and new PCS providers, the CDMA
Modular Cell answers the need for cost-effective per-subscriber market entry as well as build-out of high-capacity coverage. It eliminates holes and RF trouble spots and reduces life cycle costs in networks that need high capacity applications.

Maximum Channel Elements in a Small Space

The CDMA Modular Cell meets the need for compacting maximum channel elements into the smallest footprint. Innovations from Bell Labs have consolidated many functions into fewer circuit boards to give you three carriers in one cabinet. The result is a smaller cell site footprint which not only lowers the cost of Flexent Modular Cell base stations, it also reduces real estate costs. This lets you improve your pricing and performance and sustain profitability.

Expandable Capacity Made Easy

Each CDMA Modular Cell allows large multi-carrier configurations with 1 to 11 carriers (1 to 9 Cellular, 1 to 11 PCS). In addition, the Modular Cell gives you flexibility to grow your system by adding cabinets in a modular fashion as your network capacity needs increase.

                    A Service Provider's Greatest Infrastructure Investment

                    The CDMA Modular Cell gives service providers a
                    cost-effective and graceful migration to 3G-3X (5MHz). By
                    migrating control hardware to software applications
[GRAPHIC OMITTED]   utilizing the Flexent Applications Processor Cluster (APC), this digital base station is an economical solution for the evolution of existing wireless architecture. It can interact
Primary Cabinet     with traditional Lucent AUTOPLEX (R) System 1000 wireless
shown with          cell sites such as the Series II, thereby expanding the life
Growth Frames       of your existing system. It will also interact with other
                    Flexent base station products that may be offered in the future.


                         The Flexent CDMA Modular Cell


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                          The Flexent CDMA Modular Cell
                answers a variety of needs for service providers.


"I'm in a fast growing market and I need to accommodate future capacity needs. How important is the Flexent CDMA Modular Cell for my system?"


We believe it is essential to your future success. This revolutionary/evolutionary product provides high reliability and the ability to offer high-capacity, digital CDMA wireless voice and data services that will be the cornerstone of future growth.

The Modular Cell accommodates many channel elements: up to 360 per cabinet. And it can fit three cabinets in a single modular shell. It also allows large multi-carrier configurations (1 to 11 PCS, 1 to 9 Cellular carriers) and minimizes the number of antennas necessary to transmit.



"I'm an international service provider. How will the Flexent CDMA Modular Cell work in my area?"

The Modular Cell provides features required for international providers. These include: E1 interfaces; country-specific filters; a -48 Volt Power Convert unit; an uninterruptible Power Supply for various international power interfaces; and a primary distribution cabinet with appropriate panel interfaces and circuit breakers.




                         The Flexent CDMA Modular Cell


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Equipment Options for the CDMA Modular Cell


                    Technician Convenience Lights

                    No more holding flashlights in a technician's mouth! Two
                    optional convenience lights allow a technician to have
[GRAPHIC OMITTED]   bright light when performing maintenance and installation
                    procedures. Located one on the top and another on the bottom
                    (see below) of the cabinet, these flexible lights are ideal for outdoor/indoor nighttime operations.

110 Volt External Outlet and Bottom Convenience Light

This convenient electrical outlet allows technicians to
plug up to two, three-prong 110V electrical devices
into the Modular Cell.  This is ideal for test equipment    [GRAPHIC OMITTED]
and other devices. (NOTE: Available in limited countries, please check with your Account Executive for availability.)

                    Exterior Solar Reflector

                    The exterior solar reflector mounted on top of the Modular
                    Cell cabinet allows for increased higher temperature ranges
[GRAPHIC OMITTED]   in harsh solar environments. The exterior solar reflector
                    allows the Modular Cell to operate in temperature environments up to +52C.

Antenna Connectors on the Rear of Cabinet

The new "flow through" design of the Modular Cell
allows for antenna connections to be at the top/rear of
the primary cabinet.  This allows for better connections    [GRAPHIC OMITTED]
to the antenna system, creating a better environment for protection from flooding and water damage, and for rodent control.

                    Enhanced Network Scalability and Flexibility

                    Service providers requiring capacity flexibility in seasonal
[GRAPHIC OMITTED]   resort locations, or for special events, can quickly and
                    economically scale capacity as needed with channel cards on a per-carrier basis.




                         The Flexent CDMA Modular Cell


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                Flexent(TM) CDMA
                             Modular Cell Adds Value


                                                   CDMA Modular
  850/PCS Operator Need:                          Cell Provides:

Maximum capacity in minimal    ------>  Highest spectral and Erlang efficiency
spectrum                                wide coverage, small footprint

High power to maximize         ------>  Up to 16W for PCS or 20W for Cellular
850/PCS propagation                       at antenna connection

Deliver high-speed advanced    ------>  Ready for cdma2000 3G-1X Internet
wireless data                           services when available
                                        Also HDR (High Data Rate) ready

Maximum capacity               ------>  360 channel elements per carrier
                                        with 3G-1X RTT when available

Start a new 3G network         ------>  Lower cost, 3G-1X RTT high capacity

Cover urban and rural trouble ------> Fills multi-carrier hot spots spots

Keeps costs down               ------>  Scaleable from one- to multi-carrier
                                        configurations

Reduce number of antennas      ------>  Cuts antenna count in half with cross
                                        carrier antenna sharing

3G/Internet-ready              ------>  Field-replaceable channel cards for
                                        144 Kbps data when cdma2000 is available

In-building coverage           ------>  Provides high capacity and power
                                        for targeted areas

Multi-carrier coverage         ------>  11 carriers/3 sectors for PCS (4
                                        cabinets) 9 carriers/3 sectors for
                                        Cellular (3 cabinets)

Reduce zoning road blocks      ------>  Flexible, space saving installation
                                        options

Grow capacity on demand        ------>  True scaleability -- adds carriers as
                                        needed

Get coverage up and running    ------>  Modular network can be up quickly and
fast                                    easily


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

How the Flexent CDMA Modular Cell Operates

As one component of the Flexent product family, the Flexent Modular Cell uses the same CDMA radio system compo-nents as the Flexent CDMA Microcell to create a minicell platform for both Cellular and PCS networks. It will expand to 11 PCS or 9 Cellular IS-95 CDMA carriers. It is also capable of expanding to 3G-3X standards with a 5MHz "Wideband CDMA ready" backplane for new Third Generation network services.

It can interact with traditional Lucent cell sites such as the Series II and the AUTOPLEX (R) System 1000 Compact Minicell.


The Flexent CDMA Modular Cell

Parameter                          Specification

Sectors                            Omni/1,2,3 or 6 sectors

Carriers                           Up to 11 carriers PCS,
                                   9 Cellular, 3 carriers/sector
                                   per frame from Multi-carrier
                                   Ultra Linear amplifiers

CDMA Channel Elements (CEs)        40 CEs per carrier/sector
(Maximum Physical)                 Up to 360 CEs per cabinet

T1/E1 Facilities                   T1/E1, up to 2 per carrier:
                                   A maximum of 6 per cabinet

Air Interface Standards            ANSI-I-STD-008 for l.9 GHz
                                   T1A/E1A 95-A plus TSB-74
                                   T1A/E1A 95-B for 850 MHz
                                   cdma2000

Frequency Bands                    PCS, Cellular

Vocoders                           8 Kbps, 8 Kbps EVRC
                                   and 13 Kbps

Environmental Cabinet Housing      Indoor/Outdoor, Weatherized
                                   Bellcore GR-487-Core,
                                   NEBS, UL50 compliant
                                   Full Front Access/Indoor;
                                   Front & Rear/Outdoor

Operating Temperature Range        -40C to +46C outdoor
                                   -40C to +52C optional outdoor
                                   +5C to +40C indoor

Dimensions                         72"H x 35"W x 36"D outdoor
                                   (1800mm H x 900mm W x
                                   910mm D outdoor)
                                   72"H x 35"W x 28"D indoor
                                   (1800mm H x 900mm Wx
                                   700mm D indoor)

Weight                             1 carrier 800 lbs.
                                   Additional carriers are
                                   100 lbs. each

Power Source                       24V DC input. Optional
                                   external battery backup

Cabinet Access                     Outdoor: Rear access required
                                   All access panels equipped with hasps
                                   Indoor: Full front access
                                   Cabinet can be flush against the wall

Optional Accessories               Technician operator convenience lights
                                   Technician convenience 110V power
                                   outlets (2 plugs)
                                   Heat shield for top of outdoor base
                                   station enables operation temperature to +52C

The Flexent CDMA Modular Cell


o  Offers 1 to 9 Cellular, 1 to 11 PCS CDMA carriers in a small cell footprint.

o Each Modular Cell Cabinet will support 9 ANSI-95 CDMA carrier/sector configurations for:
   -  9 carrier/3 sector Cellular network applications
   -  11 carrier/3 sector PCS network applications
   -  Can accept omni/3 sector/6 sector configurations*
   -  Omni 1-9 carriers requires Growth Cabinet*

o  Minimal antenna configuration: 2 antennas per sector

o  Radio Control Server (RCS) from Applications Processor (AP)

o  cdma2000(TM) 1X ready, cdma2000 3X capable

o  Graceful migration to 3G 5MHz services, no additional cabinets required

o  24V DC power
   -  Optional external power cabinet
   -  Optional external battery backup

o  RF power (at J4)
   -  20W per carrier (850)
   -  16W per carrier (PCS)

o Up to 40 channel elements per sector per carrier with 3-way interconnection (to support soft and softer handoff), up to 360 CEs per cabinet

o  Channel pooling across sectors

o  3 sector, 3 carrier in one cabinet (or up to 9 carrier omni)

* Architecturally supported but will only be offered on demand.



For more information on Lucent Flexent(TM) systems and capabilities, contact your local Lucent Technologies Account Representative or call: 888-426-2252 (U.S.) or 314-317-6892 (outside U.S.).

Visit our website at http://www.lucent.com

This document is for planning purposes only and is not intended to modify or supplement any Lucent Technologies specifications or warranties relating to these products and services.

AUTOPLEX is a registered trademark of Lucent Technologies, Inc.

Flexent is a trademark of Lucent Technologies Inc.

cdma2000 is a trademark of the Telecommunications Industry Association.

Copyright(C)2000 Lucent Technologies Inc.
All rights reserved.
Printed in U.S.A.

Lucent Technologies Inc.
AMPS/PCS Messaging
6900 CDR 7/00


                                           Lucent Technologies [graphic omitted]
[Flexent Graphic Omitted]                Bell Labs Innovations

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                                     Lucent Technologies
                                                                 [LOGO OMITTED]
                                                   Bell Labs Innovations



                             Mobile Switching Center

Technical Specifications      Switching centers serve to concentrate traffic
                              and build the volume necessary to route traffic efficiently to and from networks. Lucent
                              Technologies' Flexent(TM) Switching Center performs the same role for wireless traffic. Our modular, industry-leading wireless Mobile
                              Switching Center (MSC) consists of three key components:

                              o  Access Manager

                              o  5ESS(R) -2000 Switch

                              o  Flexent(TM) Application Processor
                                 Cluster Complex (APCC)
[GRAPHIC OMITTED]
                              All three work in harmony to provide your subscribers with quality and highly reliable services at an affordable cost.

                              What distinguishes Lucent Technologies' Mobile Switching Center is the modularity, flexibility, and reliability of its components, permitting service providers to enjoy unparalleled freedoms in the design and operation of their networks. Advanced system software is the heart of the Flexent Mobile Switching Center. A strong software generic development program assures that your system will support customer needs today and into the future.

                              This technical specification concisely provides the key physical, capacity, and environmental characteristics of the system.

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                         Mobile Switching Center (MSC)


MSC Voice Facility Specifications
--------------------------------------------------------------------------------

PARAMETER                               SPECIFICATION

Network Interface Trunks
  o Type Four-wire voice-grade trunk with E&M type 1 or type 5 supervision or direct digital DS1 (1.544 Mb/s) per PUB 41451(1)


Frequency Response
(relative to 1000 Hz)
  o 400 Hz                              +1 to -3 dB

  o 2800 Hz                             +1 to -4.5 dB

  o Address Signaling                   R1MF signaling with wink-start or SS7
                                        ISUP(2) recommended


Cell Site Trunks
  o Type Four-wire voice-grade trunk with type I or type 5 E&M at DCS; type 2 or type 5 E&M at cell site or direct digital DS1 (1.544 Mb/s) interface (24-channel systems)


Frequency Response
(relative to 1000 Hz)
  o 400 Hz                              +1 to -3 dB(3)

  o 2800 Hz                             +1 to -4.5 dB(4)



MSC Traffic and Subscriber Capacities
--------------------------------------------------------------------------------
PARAMETER                               LUCENT TECHNOLOGIES PROJECTED CAPACITIES

Subscribers                             500,000 Integrated Home Location
                                        Register (HLR) plus 700,000 Visitor
                                        Location Register (VLR)

Call Attempts                           350,000 Busy Hour Call Attempts
                                        (BHCA)(5)

Cell Sites                              222 Macrocells, 1152 Microcells
                                        (maximum)

5ESS(R)-2000 Switch                     350,000 BHCA

Trunks                                  80,000

Erlangs (maximum                        16,000
simultaneous calls)

All signaling Types
(RIMF. CCITT No. 7
Telephone User Part
(TUP), and CCITT No. 7
ISUP are all supported)


Note: Total Digital Cellular Switch (DCS) and/or system capacity may be reduced when multiple DCSs and/or systems are interconnected for handling growth using the Cellular Networking feature. The degree of derating is determined by the extent of networking and other variable factors, such as hand-off rate or percentage of no page response.



MSC Power & Equipment Requirements
--------------------------------------------------------------------------------

ENVIRONMENTAL REQUIREMENTS

PARAMETER                               SPECIFICATION

AC Voltage(6)                           480 or 240 or 208 V, 3-phase.  Protected
                                        AC recommended for AC-driven peripheral
                                        (38OV, 3-phase for 50 Hz)

AC Input Frequency                      60+/-3 Hz (50+/-2.5 Hz
                                        International Applications)

DC Voltage
  o Nominal                             -48 V DC

  o Range                               -42.75 to -55 V DC

  o DCS and ECP Minimums                -42.75 V DC


MSC Grounding Requirements

Single-point ground for ECP, IMS, and any collocated DCS(s). Approved grounding mediums include buried ring ground (at least 2 feet, 61 cm, from building and 18 inches, 46 cm, deep, cold-water pipe, or building steel. If a cell site is collocated with the MSC, cell site grounding requirements must be adhered to without compromising the single-point ground for ECP, IMS, and DCS.


Temperature Requirements
  o Normal                              41(degree)F to 104(degree)F
                                        (5(degree)C to 40(degree)C)

  o Short Term                          32(degree)F to 122(degree)F
    (not to exceed 3 days at a          (0(degree)C to 50(degree)C)
    time and 15 days per year)


Humidity Requirements
  o Normal                              10% to 80%

  o Short Term                          5% to 90% (non-condensing)
  (not to exceed 3 days                 (If low-end humidity range is
  at a time and 15 days                 anticipated electrostatic
  per year)                             discharge control provisions
                                        should be made.)

The temperature and humidity ranges for optimal performance are: Temperature 64(degree)F to 75(degree)F (18(degree)C to 24(degree)C) Humidity 30% to 40%.

Total Airborne Particulate Contaminants

  o Outdoor                             185 micrograms per cubic
                                        meter of ambient air

  o Equipment Room                      75 micrograms per cubic
                                        meter of ambient air

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Flexent[TM] Application Processor Cluster Complex (APCC)


[GRAPHIC OMITTED]


Flexent Application Processor Cluster Complex (APCC)
-------------------------------------------------------------------------------

COMPONENT                               SPECIFICATION

Maximum APCs per APCC                   3 per MSC

Application Processors                  8 per APC (maximum)

Cell sites per APC                      384 microcells, 64 modular cells, and
                                        64 macrocells (maximum per APC)(7)

AP CPU                                  166 MHZ PA-RISC Processor Board

100 MB Intelligent                      2 Port
Ethernet Card

T1/E1 Interface Ports                   Up to 4

Hard Disk                               4 GB

100 MB Ethernet Hubs                    2



APCC Power and Equipment Requirements
-------------------------------------------------------------------------------

PARAMETER                               SPECIFICATION

Power Requirements                      12 DC Feeders (redundant)
                                        - 15 Amps/48 Volts each
                                        - 4200 Watts maximum power requirement

Weight                                  750 lb. (340.5 kg)

Dimensions                              72"H x 32"W x 28"D
                                        (182.9cm x 81.3cm x 71.1cm)

Frame                                   5ESS(R)-2000 Central Office
                                        Standard Frame Pre-wired
                                        for all 8 Application
                                        Processors Scalable for up to
                                        8 Application Processors

Temperature Range                       + 32(degree)to +122(degree)F
                                        (0(degree)to +50(degree)C)



APCC Characteristics
-------------------------------------------------------------------------------

PARAMETER                               SPECIFICATION

Application Processor Cluster (APC)     Front accessible and support
                                        live insertion

Gigabyte back plane                     1

2 Intelligent 100MB hubs                LAN networking of the Application
                                        Processors (one for redundancy)

Watchdog Technology                     Monitors the computing element of the
                                        cluster

Demarcation Communication Panel         For easy connection for both T1 and E1

Local Maintenance                       Laptop and Software
Terminal

High Availability APC                   Application Processor Pairs

Intelligent Maintenance Module

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

The Lucent Technologies Access Manager contains            Access
the system intelligence for handling mobility              Manager
management, system configuration, and feature control.

The Access Manager consists of two main
components:

  o Executive Control Processor Complex (ECPC)
  o FLEXENT[TM] Operations and Management
    Platform (OMP-FX)

The ECPC contains the Common Network Interface (CNI)/Interprocessor Message Switch (IMS), which is fully redundant, and ensures that there is reliable connectivity among cell sites throughout the wireless system. The Flexent OMP-FX works with ECPC in order to free up resources for other OA&M functions. It provides high system availability, centralized management, and data redundancy.

Flexent[TM] Operatins & Management Platform (OMP-FX)
--------------------------------------------------------------------------------

COMPONENT                               SPECIFICATION

OMP Server                              Sun Netra T(TM)

CPU                                     One (1) 300 MHz Sun
                                        UltraSparc II (TM) processor

RAM                                     256 MB (2x 128 MB SIMMS)

Hard Disks                              Two (2) 18 GB mirroring disk drives

CD-ROM Drive                            One (1) internal 32x

Digital Audio Tape (DAT) drives         2901 BTUs/hr (850 watts) per each of two
                                        cabinets



OMP-FX Power and Equipment Requirements
--------------------------------------------------------------------------------

PARAMETER                               SPECIFICATION

Equipment Frame
  o Power Requirements                  Single feed -48V DC

  o Mounting                            Rack mounted in a 21-inch (53 cm)
                                        deep 5ESS(R) Switch compatible frame

Miscellaneous Cabinets
  o Power requirements                  Single feed 110V AC

  o Mounting                            Rack mounted in a 30-inch (76 cm)
                                        deep cabinet



OMP-FX Characteristics
--------------------------------------------------------------------------------
PARAMETER                               SPECIFICATION

Server Operating System                 Sun Solaris (TM)

Peripherals                             Modem, console terminal, ethernet hubs,
                                        Network Terminal Server (NTS)

Reliability Features                    Earthquake and fire resistant
                                        EMI and ESD testing/procedures
                                        Airborne contaminants resistant
                                        NEBS Level 3 certified server



Executive Control Processor Complex (ECPC)
--------------------------------------------------------------------------------

COMPONENT                               SPECIFICATION

Executive Control Processor (ECP)       1 3B21D and 1 Common
                                        Network Interface/
                                        Interprocess Message Switch
IMS Nodes Available for Data Links      1024 (physical limit)
to Digital Cellular Switch (DCS),
Cell Sites, and other Wireless
Systems and application software

Current Maximum Number of Nodes

  o Cell Site Nodes (CSN)               56

  o Direct Link Nodes (DLN)             2 required

  o Intercellular Nodes (ICN)           16 for CN or IS-41
                                        X.25 networking

  o Ring Peripheral Controller          2 required
    (RPC) Nodes

  o Call Processor Data Base            12
    Node (CDN)

  o Signaling System 7                  64 for IS-41 SS7 networking (depends
    (SS7) Nodes                         on traffic demands) and 5ESS-2000
                                        Switch DCS connection

  o Ethernet Interface Nodes (EIN)      24

A-Link Sets                             30

Maximum Links per A-Link Set            16

Maximum Number of Signal                10
Transfer Points (STP) Pairs

Cell Site Data Ports per                8
Cell Site Node

Intercellular Data Ports for            Up to 8 (depends on intersystem
CN or IS41 X .25 per                    traffic demands)
Intercellular Node

Maximum Cell Sites                      222 macrocells,
                                        1152 microcells (per MSC)(8)

Maximum 5ESS(R)-2000                    16

Networked Systems
  o Abutting Systems                    15 (CN and/or IS41)
    (hand-offs)

  o Call Delivery,                      1024 (SS7 destination
    Automatic Roaming                   point codes)

Data Link Speed
  o CSN to Cell Site                    9.6 or 56 Kb/s
                                        (56 Kb/s recommended)

  o ICN                                 9.6, 19.2, or 56 Kb/s
                                        (56Kb/s recommended)

  o SS7                                 56 Kb/s or 64 kb/s

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

[GRAPHIC OMITTED]


ECPC Power and Equipment Requirements
--------------------------------------------------------------------------------

PARAMETER                               SPECIFICATION

Maximum Direct Current
(fully loaded cabinets)
  o ECP Tape Cabinet                    Max. 10 amps; typical 4 amps
    (9 Track-Optional)                  (110V AC)

  o ECP Processor Cabinets              Max. 240 amps; typical 156
                                        amp (48V DC)

  o Interprocessor Message              18 amps per each of
    Switch (IMS Cabinet)                two cabinets

Dimensions of ECP
Complex Cabinet
  o Tape Cabinet                        30 in. W x 24 in. D x 72 in. H
    (9 Track-Optional)                  (76 cm x 61 cm x 183 cm

  o Processor Cabinet                   30 in. W X 24 in. D x 72 in. H
                                        (76 cm x 61 cm x 183 cm)

  o IMS Cabinets                        26 in. W x 30 in. D x 72 in. H
                                        (66 cm x 76 cm 183 cm)

Space Required for ECP Cabinets         5.4 sq. ft. (0.5 sq m) per cabinet

Floor Weights
  o ECP Tape Cabinet                    Max. 400 lbs. (182 kg)
    (9 Track-Optional)

  o ECP Processor Cabinet               Max. 900 lbs. (410 kg)

  o IMS Cabinets                        750 lbs. (340 kg) per each of
                                        two cabinets

Heat Release
  o ECP Tape Cabinet                    Max. 3413 BTUs/hr
    (9 Track-Optional)                  (1,000 watts)

  o ECP Processor Cabinet               Max 8532 BTUs/hr
                                        (2,500 watts)

  o IMS Cabinets                        2901 BTUs/hr (850 watts)
                                        per each of two cabinets



ECPC Characteristics
--------------------------------------------------------------------------------

PARAMETER                               SPECIFICATION

Lucent Technologies 3B21D               Minimum of two pairs of 2-gigabyte SCSI
                                        duplicated disks and 64 MB of memory

Reliability Methods                     Key Mobile Switching Center (MSC) units
                                        duplicated (one active and one standby)
                                        Internal and external
                                        interfaces duplicated
                                        Automated recovery maintenance software

ECP Software                            UNIX(8) Real Time Reliable (RTR)
                                        operating system

Charge Recording (AMA)                  Recorded on Digital Audio Tape (DAT)
by ECP                                  on demand (Standard) or 9-track,
                                        inch (1.27 cm) magnetic tape (optional)

High Speed Automatic                    Optional feature
Message Accounting (AMA)

Data Base Management Information        Customer data base
Stored in ECP (on duplicated            Master copy of Interprocess
disks in the MSC)                       Message Switch (IMS)
                                        generic Master copy of cell
                                        site data bases

                                        Up to six master cell site generics

Software Maintenance -                  RS232 connections to color or b/w
Human Interface                         terminal at speeds up to 9600 b/s

Remote Operation and Maintenance
Options Available

  o Software Change                     Software changes for ECP
    Administration and
    Notification System
   (SCANS)

  o Recent Change/Verify (RC/V)         Data rate = 4800 b/s

  o Receive-Only Printer (ROP)          Administrative interface with ECP
                                        Maintenance and administrative
                                        printouts.
                                        Data rate = 1200/9600 b/s
                                        (up to 600 lines/minute)

  o Remote Maintenance                  Color CRT-remote maintenance for ECP
    Terminal                            Data rate - 9600 b/s

  o Remote Dial-up                      For cell site maintenance or
    Terminals                           field support monitoring of
                                        ECP Data rate = 1200 b/s -9600 b/s

  o Remote Alarms                       Monitor cell site alarms over cell
                                        site data link

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              5ESS(R)-2000 Switch

The 5ESS(R)- 2000 Switch combines the following qualities: small size, modular architecture, advanced interconnection technology, and the use of redundancy where needed to provide a digital switch that is easy to engineer and grow, highly maintainable, and highly reliable. Lucent's scalable architecture offers the same mobile switching center features and reliability for small markets up to the largest market sized served.

The 5ESS(R)- 2000 Switch also allows providers the option of offering landline and wireless services on the same switch. Lucent's Fixed and Mobile Convergence
(FMC) - Landline Cellular Offer features the 5ESS (R) - 2000 Switch that can provide one single network node from which both traditional wireline and wireless subscribers can be supported. The Landline Cellular Option allows combinations of traditional wireline capabilities of the 5ESS(R)-2000 Switch (local, toll, international gateway, ISDN, Centrex, OSPS, and IN) and supported wireless air interfaces (GSM, CDMA, TDMA) to seamlessly provide wireless/wireline services via a single integrated switching platform.



[GRAPHIC OMITTED]



5ESS(R)-2000 Switch
--------------------------------------------------------------------------------

COMPONENT                               SPECIFICATION

Switching Modules(SM) per DCS           23 max

Maximum Links per 5ESS(R)-2000          16 Links (Domestic)

Switch DCS Link Set                     8 Links (International)



5ESS(R)-2000 Switch Power and Equipment Requirements
--------------------------------------------------------------------------------

PARAMETER                               SPECIFICATION

Cabinet Dimensions                      30 in. W x 23.6 in. D x 72 in. H
                                        (76 cm, x 60 cm x 183 cm)

Space Required for Cabinet              Maintenance Aisle: 34 in.
                                        (86 cm)(minimum)
                                        Wiring Aisle: 24 in.
                                        (61 cm) (minimum)

Floor Load                              100 lbs./sq. ft. (488.25 kg/sq. m)
                                        for equipment and 50 lbs./sq. ft.
                                        (244.125 kg/sq. m) for transient load

Equipment Lineup                        520 in. W x 24 in. D
(Max. 17 cabinets per row)              (1316cm x 61cm)



5ESS(R)-2000 Switch Characteristics
--------------------------------------------------------------------------------

PARAMETER                               SPECIFICATION

Operations and Maintenance Options      Maintenance and administrative
  o Receive Only Printer                printouts connected via a parallel port
    (ROP)

  o Master Control Console              Interface to switch

  o Operational center links            Four (4) high-speed data links
                                        (up to 64 kb/s) (maximum)



5ESS(R)-2000 Switch Heat Dissipation and Current Drain
--------------------------------------------------------------------------------

MODULE              No of              Heat            Current            In
                   cabinets         Dissipation         Drain          Lbs. (kg)
                                      (BTUs)           (amps)
--------------------------------------------------------------------------------
Administrative        2                5456             30.60        1000(453.6)
Module

Communications        2                7246             40.64        1310(594.2)
Module

Miscellaneous         1                1753              9.83        1185(537.5)
Cabinet

Power
Distribution          1                1753              9.83         650(294.8)
Cabinet

Switching             3                1770             10.00        1875(850.5)
Module

Average numbers: contact your technical consultant for specifics regarding your configuration.

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

5ESS(R)-2000 Very Compact Digital Exchange Switch (VCDX)

If smaller size markets are being targeted, they can be equipped with the 5ESS
(R) - 2000 VCDX (Very Compact Digital Exchange) Switch, which offers a compact, cost effective solution.

Additionally, the 5ESS(R) - 2000 VCDX switch can be converted to a full size 5ESS(R) - 2000 Switch as the site grows, or it can be added to an existing net-work containing a full size 5ESS(R) - 2000 Switch in order to provide advanced features and services.


5ESS(R)-2000 VCDX Switch
--------------------------------------------------------------------------------

COMPONENT                               SPECIFICATION

Switching Modules(SM) per VCDX          1 max (SM2000)

Switching Module RAM                    160MB

Administrative Module                   300 MHz UltraSparc-II(TM)

Administrative Module RAM               128 MB

Hard Disks                              Two (2) internal 9.1 GB
                                        mirroring disk drives

DAT Tape                                1 internal drive



5ESS(R)-2000 VCDX Switch Characteristics
--------------------------------------------------------------------------------

PARAMETER                               SPECIFICATION

Operations and Maintenance Options
  o Receive Only Printer (ROP)          Maintenance and administrative
                                        printouts connected via a parallel port

  o Master Control Console              Interface to VCDX switch

  o Maintenance Ports                   10 RS-232C serial ports

  o Operational center links            Four (4) high-speed data links
                                        (up to 64 kb/s (maximum)



5ESS(R)-2000 VCDX Switch Power and Equipment Requirements
--------------------------------------------------------------------------------

PARAMETER                               SPECIFICATION

Administrative                          16.4 in. W x 16.1 in. D x 3.1 in. H
Workstation Dimensions                  (41.7 cm x 40.9 cm x 7.7 cm)

Administrative                          Dual 48 V DC power feeds
Workstation Voltage                     120 V/220 VAC

Administrative                          27.0 lbs (12.7 kg)
Workstation Weight

Switching Module                        30 in. W x 23.6 in. D x 72 in. H
Cabinet Dimensions                      (76 cm, x 60 cm x 183 cm)

Space Required for                      Maintenance Aisle: 34 in.
Switching Module                        (86 cm)(minimum)
Cabinet                                 Wiring Aisle: 24 in. (61 cm) (minimum)

Switching Module                        100 lbs./sq. ft. (488.25 kg/sq. m)
Floor Load                              for equipment and
                                        50 lbs-/sq. ft. (244.125 kg/sq. m)
                                        for transient load

Equipment Lineup                        520 in. W x 24 in. D
(Max. 17 cabinets per row)              (1316cm x 61cm)

Temperature Requirements
  o Operating Range                     32(degree)F to 104(degree)F
                                        (0(degree)C to 40(degree)C)

  o Non-operating                       40(degree)F to 158(degree)F
                                        (-40(degree)C to 70(degree)C)

Humidity Requirements
  o Operating Range                     5% to 95% Relative
                                        Humidity (non-condensing)

  o Non-operating                       5% to 95% Relative
                                        Humidity (non-condensing)



5ESS(R)-2000 VCDX Switch Heat Dissipation and Current Drain
--------------------------------------------------------------------------------

MODULE              No of              Heat            Current            In
                   cabinets         Dissipation         Drain          Lbs. (kg)
                                      (BTUs)           (amps)
--------------------------------------------------------------------------------

Miscellaneous         1                1753              9.83        1185(537.5)
Cabinet

Power
Distribution          1                1753              9.83         650(294.8)
Cabinet

Switching             3                1770             10.00        1875(850.5)
Module

Average numbers: contact your technical consultant for specifics regarding your configuration.

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

(1) MDP-326-920, High Capacity Digital Service, Addendum 1 - Aug. 1983

(2) Common Channel Signaling System 7 ISDN User Part

(3) Variations from these specifications are acceptable, but may result in decreased transmission quality

(4) Busy Hour Call Attempts (BHCA) constraints apply to these numbers

(5) Busy Hour Call Attempts (BHCA) and capacities may vary based on air interface technology utilized, call characteristics,, and networking considerations

(6) Equivalent to standard commercial AC power

(7) Busy Hour Call Attempts(BHCA) constraints apply to these numbers

(8) Each set of six (6) microcells on one RCS reduces the number of macrocells by one.


For More Information

For more information about Lucent Technologies Mobile Switching Center, contact your Lucent Technologies Account Representative or call: 888-426-2252 (United States) or 314-891-6188 (outside United States).

Visit our web site at http://www.lucent.com

This document is for planning purposes only and is not intended to modify or supplement any Lucent Technologies specifications or warranties relating to these products and services.

UNIX is a registered trademark in the United States and other countries, exclusively licensed through X/Open Company, Ltd.

5ESS is a registered trademark of Lucent Technologies, Inc.

Flexent is a trademark of Lucent Technologies, Inc.

Copyright(C)1999 Lucent Technologies Inc.
All rights reserved.
Printed in U.S.A.

Lucent Technologies Inc.
AMPS/PCS Messaging
6506 SJS 12/99



                                                     Lucent Technologies
                                                                  [LOGO OMITTED]
                                                   Bell Labs Innovations

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                  APPENDIX B-2

                          RF Engineering Deliverables

SUPPLIER and PURCHASER Responsibilities for markets where Lucent provides the CDMA Design

     1. PURCHASER will provide SUPPLIER with the following CDMA design requirements:

          a.   Existing RF System Information
          b.   CDMA Coverage Boundary
          c.   CDMA Coverage requirements
          d.   CDMA Traffic Requirements
          e.   CDMA Market Penetration
          f.   Available CDMA Spectrum
          g.   CDMA Mobile Station Types
          h.   Information on suspected/potential interferers
          i.   Neighbor Lists for Analog System
          j.   Drive Test Data in "Archcats" format
          k.   List of Planned Sites for inclusion in design

     2. SUPPLIER will provide sufficient data and information on SUPPLIER's CDMA Design Methodology, CDMA Simulator/Propagation Tool and other CDMA Design Tools and Processes to allow PURCHASER to validate the system design.

     3. SUPPLIER shall provide a draft system design to PURCHASER within 30 calendar days of receiving PURCHASER's CDMA design requirements specified in item 1 above. The draft design shall include the following:

          a.   Design Requirements
          b.   Design Methodology
          c.   System Description
          d.   Propagation Model (Based on Drive Data)
          e.   Normal Pilot Signal Strength Plots
          f.   Pilot Channel Ec/Io (On Street) Plots
          g.   Balanced Reverse Link Traffic Channel Eb/No Plots
          h.   Balanced Reverse Link Coverage Plots
          i.   Handoff (On Street)Plots

          SUPPLIER will present SUPPLIER's system design at a Draft RF System Design Review held at PURCHASER's designated offices.

     4. PURCHASER may request and SUPPLIER shall provide any of the CDMA Analyses available in SUPPLIER's CE4 Cellular Engineering Tools.

     5. SUPPLIER shall provide RF Engineers and the CE4 Cellular Engineering Tools at PURCHASER's designated offices for a minimum of two weeks following the Draft RF design review. During this period PURCHASER's and SUPPLIER's engineers will work together to evaluate the draft RF Design and resolve system design issues. SUPPLIER's and PURCHASER's engineers will mutually agree to a final system design.

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless    Appendix B 2           Page 1 of 2
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

     6. Following agreement on a final system design, SUPPLIER shall provide the following within 7 calendar days:

          a.   Design Requirements
          b.   Design Methodology
          c.   System Description
          d.   Propagation Model (Based on Drive Data)
          e.   Normal Pilot Signal Strength Plots
          f.   Pilot Channel Ec/Io (On Street) Plots
          g.   Balanced Reverse Link Traffic Channel Eb/No Plots
          h.   Balanced Reverse Link Coverage Plots
          i.   Handoff (On Street) Plots

     7. SUPPLIER will evaluate any proposed site modifications to those sites selected for CDMA to determine their impact on the final design. PURCHASER will provide SUPPLIER a list of proposed site modifications for this evaluation.

     8. SUPPLIER and PURCHASER will jointly review and mutually agree to a final system design. This attachment shall include the CDMA Coverage Boundary, a detailed list of the sites and sectors at which CDMA will be deployed, and a list of the channel elements required at each of these sites and sectors.

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless    Appendix B 2           Page 2 of 2
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                 APPENDIX B 3

                        Minimum Commercial Requirements
                          for SUPPLIER's CDMA System





                     THIS SECTION INTENTIONALLY LEFT BLANK

                   PARTIES WILL MUTUALLY AGREE UPON THE NEED

                  AND INFORMATION FOR THIS ADDITIONAL SECTION

                     WITHIN 60 DAYS FROM EXECUTION OF THIS

                                  AGREEMENT.

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless   Appendix  B 3            Page 1 of 1
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                 APPENDIX B-3a

             RF Performance Acceptance Criteria For A CDMA Network

1. Introduction

     1.1  Overview
     This document describes the Acceptance test procedure and RF systems performance warranty for a CDMA wireless voice network using hardware and software provided by SUPPLIER.

     The nature of the warranty must necessarily vary depending upon the circumstances involved. Several possibilities exist.

     o SUPPLIER designs and optimizes the system. In this situation, an RF system warranty is provided.

     o SUPPLIER optimizes but does not design the system. In this situation, an RF system warranty is only provided if SUPPLIER validates the design. The warranty applies only to those portions of the network that are validated. Design validation may be done

               --During the design process, OR
               --Performed on the as-built system by measuring path loss and pilot strength information.

     o SUPPLIER neither designs nor optimizes the system. In this case, no RF system warranty is provided.

     o SUPPLIER swaps out or overlays a system, and performs the optimization. In this case, an RF system warranty is provided that uses the performance of the new or overlaid network relative to the performance of the old or under-laid network as a means of assessing acceptance.

     1.2 Nature and conditions of warranty
     Generic warranty metrics and associated test procedures are described in section 2. The warranty/acceptance criteria specified in this section is valid when SUPPLIER performs the RF design on a "Green field design" basis, i.e., SUPPLIER performs the RF design and SUPPLIER performs RF optimization of the network as per SUPPLIER standard procedures and there has been no other existing network to be swapped-out or overlaid. In addition, this warranty/acceptance criteria is only applicable to clusters that consist of at least 10 contiguous cells. Warranties for a network that consists in total of less than 10 cells must be addressed separately.

     In the event that SUPPLIER performs RF optimization services only and PURCHASER wishes to develop the network design, the design must be validated by SUPPLIER in order for the warranty criteria described in section 2 to apply. Two possible means of validation exist.

     o The process of PURCHASER design and SUPPLIER validation during the design process is described in section 3. Warranty applies to the whole or part of the network that is validated during the design process.

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless  Appendix B 3 a            Page 1 of 6
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

     o Alternatively, if it is the PURCHASER's desire to relinquish such SUPPLIER validation during the design procedure, then the warranty/acceptance criteria described in section 2 would only apply to the design coverage area that is validated by measurements taken on the as-built system. Specifically, the warranty applies to areas that fulfill the following criteria:

          1) The measured path loss is equal to or better than the maximum allowable path loss as per SUPPLIER Link budget; AND
          2)   The measured pilot Ec/No is equal to or greater than -13 dB.

     The warranty metrics and procedures specified in section 2 are applicable only to the portions of the network that are validated.

     For the markets where SUPPLIER is providing a network to swapout or overlay an existing network deployed by SUPPLIER or other SUPPLIER on a 1:1 basis, the acceptance test shall be based on comparison of the old existing network and the new. The performance of SUPPLIER provided network as indicated by the performance metrics shall be at least as good or better than that of the existing network within the measurement accuracy and with statistical significance (e.g., 2 standard deviation). In addition, the morphology and traffic pattern changes shall be calibrated and accounted for in order to provide a fair comparison. The test metrics and procedure may be negotiated on a case by case basis but shall in general follow the guideline as that stated in section 2.

     Note that in this case acceptance is assessed by comparing the values obtained in the new or overlaid network to those obtained in the old or under-laid network, as opposed to comparing the values obtained in the new/overlaid network to an absolute target. Further, the comparison is only valid for acceptance purposes if the old and new values are measured under identical test conditions, and SUPPLIER performs optimization of the new/overlaid system.

2.0 Metrics and test procedures
The performance metrics defined below are part of the contract and shall be used in Acceptance Testing.

The metrics shall apply in those cases where SUPPLIER performs the RF design and SUPPLIER performs the RF optimization. The values of the metrics obtained in test shall be compared to the warranty targets stated in order to assess acceptance.

The metrics shall also apply when SUPPLIER performs RF optimization only and PURCHASER performs RF design provided that the design is validated by SUPPLIER (see section 1, also section 3). In this situation, the performance metrics described below shall apply only to the portion(s) of the network that are validated. The values of the metrics obtained in test shall be compared to the warranty targets stated in order to assess acceptance.

The metrics described below shall also apply to the situation where SUPPLIER performs a swapout or overlay and performs optimization on the new/overlaid system; however, in this case, acceptance shall be assessed by comparing the values of the metrics obtained from the new/overlaid network to those obtained from the old/under-laid network. The old and new metrics must be measured under identical test conditions in order for the comparison to be valid.

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless  Appendix B 3 a            Page 2 of 6
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

The metrics described below shall not apply in situation where SUPPLIER performs neither design nor optimization. In this case, no RF system warranty shall be offered.

The procedures for measuring the performance metrics shall be executed as described below.

     2.1 Test setup
     All tests shall be performed using test vehicles equipped with a calibrated test personal stations(s) that meets or exceeds the minimum performance specifications (J-STD-008) for a CDMA subscriber unit of 200 milliwatt EIRP minimum output power. All tests shall be conducted at the selected vocoder rates implemented in the PURCHASER's system. Test mobiles shall have fixed attenuators connected between the transceiver and the antenna to compensate for vehicle penetration loss, additional vehicle height, and performance of the test vehicle antenna as appropriate. Additional attenuation may also be added to simulate system load.

     2.2 Coverage area for test
     All data shall be collected in mutually agreed test areas within the designed service coverage area. The "designed service coverage area" is defined as the area predicted to be covered for service by SUPPLIER' tools and measurements based on the final cell site locations. (Alternatively, if PURCHASER performs RF design as described in sections 1 and 3, the "designed service coverage area" shall be defined as the area predicted by PURCHASER's design methods and validated by SUPPLIER). Test routes within the designed service coverage area shall be mutually agreed. For purposes of data collection and analysis the routes shall be divided into spatial subdivisions called geographic bins. The bins shall be of mutually agreed size and not less than 100 meters by 100 meters. Bin size need not necessarily be uniform. The bins along the high way shall be no less than 100-meter length linear bins. During data collection the test routes shall be driven at speeds mutually agreed to as being representative of normal subscriber behavior. Data collected from areas not planned to be covered in design shall be excluded from any analysis.

     While SUPPLIER will attempt to minimize areas with weak or no coverage by using optimization techniques, RF performance will not be guaranteed in areas that are not predicted to be covered in design.

     2.3 In-building

     In-building coverage via external CDMA infrastructure will not be tested as part of acceptance; however, any building penetration margins specified in the design by PURCHASER may be verified at the street level.

     2.4 Traffic load for test
     System acceptance tests shall be conducted with simulated traffic load. This traffic load shall correspond to the number of Erlangs for which the system has been designed. The method of load simulation shall be as follows:

         2.4.1 Reverse Link. Reverse link load simulation shall be conducted by using an attenuator placed in the reverse link path at the mobile transmitter. The value of the attenuator shall be consistent with the equivalent noise rise at the cell site receiver generated by the traffic load (busy hour Erlangs) used in design.

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless  Appendix B 3 a            Page 3 of 6
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         2.4.2 Forward Link. Forward link load simulation shall be conducted by using Seller's Orthogonal Channel Noise Simulator (OCNS) to broadcast forward link interference of appropriate level. This interference shall be consistent with the traffic load (busy hour Erlangs) used in design. The number, level, and channel activity of interfering links shall be mutually agreed between SUPPLIER and PURCHASER.

     2.5  Performance metrics
     The performance metrics are:

         2.5.1 Frame Erasure Rate (FER). Data shall be collected under simulated traffic load (see section 2.4). Forward and reverse links shall be characterized separately.

         Data shall be collected and analyzed as follows: A call with known data sequences (e.g., Markov) shall be made and maintained. (If the call drops, a new call will be set up). During the call both forward and reverse link full rate frames shall be collected in time bins of at least 100 full rate frames. Each time bin average is averaged into a geographic bin in order to obtain a FER score, or average frame error rate (AFER), that characterizes that bin's location.

         Data collected from areas not planned to be covered in design shall not be considered for analysis (see section 2.2). Of the remaining data, a small percentage of the worst AFER values collected shall be discarded, where the percentage is consistent with the fraction (probability) of area design coverage. For example, the worst 5% of AFER values collected shall be discarded, where the system is designed for 95% area coverage. The worst 10% of AFER values collected shall be discarded where the system is designed for 90% area coverage. The remaining bins shall together constitute the non-excluded area. The AFER values within the non-excluded area shall be averaged together. For acceptance, this average shall not exceed 2%.

         2.5.2 Dropped Calls. Data shall be collected under simulated traffic load (see section 2.4).

         Data shall be collected and analyzed as follows: a sequence of test calls shall be placed along the test drive routes. The duration of each call shall not exceed 100 seconds. The dropped call rate shall be the ratio of successfully originated calls that were dropped to the total number of successfully originated calls. A successfully originated call is defined as a successful origination to a non-busy number at the switch resulting from a correctly dialed call. Only data collected within the non-excluded area (see section 2.5.1) shall be included in this analysis. For system acceptance, the dropped call rate shall be less than or equal to 2%.

         2.5.3 Originations and Terminations. Data shall be collected under simulated traffic load (see section 2.4).

         Data shall be collected and analyzed as follows: for originations, a sequence of test calls shall be placed along the test drive routes.
         The origination success rate shall be the ratio of successfully originated calls to the total number of valid call attempts. A valid call attempt is defined as an origination attempt via a correctly dialed number to a non-busy number at the switch. A successfully originated call is defined as a call that has reached the voice channel state. Only data collected within the non-excluded area (see section 2.5.1) shall be included in this analysis. For system acceptance, the origination success rate shall meet or exceed 95%.
--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless  Appendix B 3 a            Page 4 of 6
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

When you want to talk wireless,
give us a call.


Our one network solution offers you a
total communications system. With Lucent
Technologies' vast experience,
dedication to customer satisfaction, and continuous search for innovations through our Bell Laboratories, we provide advanced wireless products that can move your network seamlessly into the next generation.

For more information on Lucent
Technologies' wireless communications,
please contact your Lucent Technologies
Account Representative or call:
800-344-0223 x7020 (United States)
314-536-1886 (outside United States).

Visit our web site at http://www.lucent.com

1 All SPARC trademarks are used under
license and are trademarks or registered trademarks of SPARC international, Inc.
in the United States and other
countries. Products bearing SPARC
trademarks are based upon an
architecture developed by Sun
Microsystems, Inc. in the United States
and other countries.

2 Solaris is a trademark of Sun
Microsystems, Inc. in the United States
and other countries.

3 UL is a registered trademark of
Underwriters Laboratories.

This document is for planning purposes
only and is not intended to modify or
supplement any specifications or warranties relating to these products or services.

Copyright(C)1998 Lucent Technologies
All rights reserved.
Printed in the U.S.A.

Lucent Technologies
Wireless Market Communications
5123TS NK 2/98


   Lucent Technologies
                         [GRAPHIC OMITTED]
Bell Labs Innovations


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

-----------------------------------------------

                                                      [LUCENT TECHNOLOGIES LOGO]



               THE FLEXENT(TM) WIRELESS NETWORK






                         The Flexent (TM) CDMA Microcell




                New Cost-Effective Base Station Ready for 3G Now

-----------------------------------------------


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

The Flexent (TM) CDMA Microcell



                                                               [GRAPHIC OMITTED]


     Compact, Economical, and Easy to Deploy

     The Flexent CDMA Microcell is a cost-effective, compact base station that works with existing CDMA systems as well as evolving CDMA third generation standards. The CDMA Microcell is the only technology ready for 3G now. Flexible, compact, and easy to deploy, the Microcell offers excellent, cost-effective solutions for a wide variety of applications.

     With the Flexent CDMA Microcell you can:

        o Set up a new or temporary network quickly and economically
        o Extend your service capabilities into remote areas inexpensively
        o Fill holes in troublesome tunnels, valleys, and over water
        o Provide in-building or campus coverage

[GRAPHIC OMITTED]

     Advanced Technology to Roll out a New Network or Expand What You Have

     The Flexent CDMA Microcell contains leading-edge baseband processing and radio technology. It has been designed to achieve the highest level of network service quality with minimal operations and maintenance costs.

     CDMA Microcells can help you roll out a new, cost-effective network quickly and lower your risk in building-out in emerging markets. As your system grows, CDMA Microcells can fill holes and RF trouble spots where a larger cell would not be cost effective. You can daisy chain several Microcells together and achieve the same call capacity as existing macrocells for less cost. If you have a single-carrier Minicell in place, you can double your capacity by adding an adjacent Microcell.

     To help you minimize planned downtime while you expand your wireless capabilities, you can even download new software to the Microcell while it is in service.

                                                               [GRAPHIC OMITTED]

     Versatile, Easy to Install and Operate

                                                              [GRAPHICS OMITTED]

     CDMA Microcells are so flexible and lightweight, they can be deployed at sites where traditional base stations do not fit. The Microcell unit can be mounted on existing structures such as buildings, billboards and street poles - in many cases, eliminating site acquisition, zoning approvals and construction expenses. Its adjustable mounting bracket lets the cell swivel and tilt to optimize the signal direction of the integrated antenna.

     The patented front cover of the Microcell is curved and provides an RF transparent, weatherized housing for the optional integrated antenna. Because the cabinet is thermally efficient, the Microcell operates quietly and reliably without the need for fans. Testing shows it withstands high winds, rain and other environmental stresses.

-----------------------------------------------


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           The Flexent CDMA Microcell
               solves a variety of challenges faced by providers.



                       "My wireless network has some real
                    trouble spots. And lately, my subscriber
                       traffic has exceeded my capacity."


     The Flexent Microcell is a great solution for extending RF coverage to trouble spots because it's so compact you can install it in tunnels, on bridges or on poles to fill holes or "dead areas."

     If your subscriber traffic is exceeding your cell capacity, the CDMA Microcell can solve that problem, too. CDMA Microcells can be rapidly and easily deployed to add capacity and evenly distribute network traffic between cells to reduce potential call blocking problems. One service provider in a mid-size city recently "daisy chained" a series of three Microcells to a series of poles - without having to find site space or appeal to a zoning board - for only the cost of renting each pole.


                           "I just bought frequency in
                         one of the RF bands and I want
                        to start building-out in a rural
                              area inexpensively."

           [Chart showing:] Potential Savings Using CDMA Microcells for
                 Hole Filling, Capacity Relief and New Networks

                               [graphic omitted]

Representative competitive cost for field deployed equipment Estimated typical costs for purchase, installation and support based on Bell Labs studies. Actual costs for specific installations may vary.

     Your challenge is that you have to provide immediate coverage, but don't know how fast your business will build. Flexent CDMA Microcells are your best bet for cost-effective primary coverage in rural areas.The Microcells are easy and economical to deploy; they also let you easily expand your capacity as your usage grows. CDMA Microcells are also ideal for locations with strict zoning, hilly terrain, and restricted antenna height. A small city Microcell network was installed in just four days. This kind of fast start-up generates new revenue quickly.


     -----------------------------------------------


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                        "I want to extend my network into
                     rural areas to pick up roamer traffic,
                      but putting a big macrocell out there
                             just isn't economical."

          Roamer traffic represents roughly 10-20% of a service provider's revenue. Even so, it's more appropriate and economical to extend coverage to the edges of your territory with a CDMA Microcell. If your goal is to pick up automobile-based calls, a directional antenna can focus your Microcell's signal down a highway. Because you can mount CDMA Microcells on poles, you can strategically place them along highways more cost effectively than adding traditional base stations. Factor in site acquisition, construction and base station costs and it's clear that the Flexent CDMA Microcell is a highly cost-effective solution.

                           Flexent Architecture Offers
                          Maximum Investment Protection

                   Microcell integrates into existing network

                     [telephone icon]
            /------------ MSC                                     ....SII
           /                                                     /----Cell
      PSTN/                                                     /
           --------------------5ESS Switch----------------------......
                               /    |.                         /------Minicell
                    /---------/     |.                        /
            Data   /                |.                       /- - -
          Internet/                 |.  APC  -----------     ------Flexent Cells
           Access/                  |.   |             |
                                    |.   | Ethernet    |     -------  - Microcell
                                    |.   |             |     |        - Modular cell
                                    |.  EIN  -------|  |     |
   Cellular                        [ ]              |  |     |
  Signaling -------------------[ ]Access            |  |     |
  Network                         Manager           New Hardware Elements


                                                   .......  SII Cell control
                                                   - - - -  Flexent Cell control link
                                                   -------  Packet pipe

       APC = Application Processor Cluster    EIN = Ethernet Interface Node

-----------------------------------------------


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            "We're missing out by not
                       providing wireless coverage on the
                        campuses in my area. Is the CDMA
                         Microcell a solution for that?"


          It's a great solution, and it can let you expand your day-time use by as much as 25% to 50%. Offering wireless services for Private in-building coverage can let you reach high-frequency users who are working inside offices, hospitals and universities or walking between buildings on a campus. You can achieve this coverage easily - with a Microcell, Virtual Private Network software and RF distribution in the building.

          You can also offer in-building wireless services to public users inside airports, shopping malls, stadiums and conference centers. You can even back up public service on the same Microcell with separate, private coverage to employees who work in those buildings.


                           "I want to provide service
                       for conferences at hotels. Can the
                       CDMA Microcell be used temporarily
                       for special events or emergencies?"


          Covering special events is a great way to increase revenue. Whether it's a trade show, a convention or a tournament, a special event attracts many people. A large gathering of people gives you an opportunity to provide coverage for roamers or heavy subscriber traffic.

          Because the Flexent Microcell can be rapidly deployed, it's perfect for temporary events. With the Microcell's integrated antenna service, you can install it rapidly and easily without having to worry about complicated power problems, permanent antenna mounting, or intricate cable runs. When the event is over, you can pick up the cell and move it to another location.

          In the event of an emergency, natural disaster or a failure in a provider's cell, the Flexent Microcell can be rapidly deployed and quickly brought on line.

          With the CDMA Microcell, the only limit to expanding your business is your imagination.

-----------------------------------------------
*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

     Flexent CDMA Microcells: Engineered for Efficient, Centralized Control

          The Flexent Network architecture is designed to manage Microcells from a central server, the Flexent Application Processor Cluster (APC). In this architecture, base stations can be smaller, less costly and faster to deploy because more functions are software based and centralized using standard computing technology. This also streamlines operations, reducing your operating costs.

          Operations and Maintenance features allow for quick integration, testing and analysis. Cell site technicians can perform software upgrades and advanced diagnostics in minutes from the switch location or through a Remote Maintenance Terminal. The modular design of the Microcell results in quick and easy parts replacement and near zero downtime.

          Training is faster, also. There is no need for extensive technician training due to the easy-to-use, point-and-click Graphical User Interface (GUI). One user called the system "intuitive and powerful".

          Revolutionary Technology that Protects your Investment

          Lucent's Flexent CDMA Microcells are the first base stations on the market to be 3G ready. In fact 144 MHz data throughput and double capacity will be available with 1X channel cards. For interoperability with today's systems and yesterday's designs, CDMA Microcells offer a bridge to the future.



The Flexent CDMA Microcell

Parameter                          Specification

Air Interface Standards            IS 2000 (3G-1X)
                                   850 MHz:TIA/EIA IS-95
                                   1.9 GHz:ANSI-J-STD-008

Cabinet Housing                    Indoor/Outdoor Weatherized Cabinet
                                   Bellcore Compliant
                                   Wall, Pole, Floor, Rooftop Mounted
                                   Lightening Protectors

Antenna Configurations             Omni or Directional or Optional
                                   Integrated Antenna, 65 degree array
                                   Duplex (1.9 GHz & 850 MHz)
                                   Simplex (850 MHz only)

Channel Elements                   1 carrier, up to 40 Channel Elements

Facilities Interface               T1 or E1
                                   Daisy chaining capabilities for
                                   facilities saving

RF Output Power                    Cellular: 10 Watts, PCS: 8 Watts

Vocoders                           8 & 13 Kbps, EVRC

AC Service                         100-240 VAC (50/60 Hz)

DC Service                         24-30 VDC, -48 VDC

Operating Temperature Range        -40 C to +52 C

Weight                             125 lb. (56.7 kg)

Dimensions                         36"H x 18"W x 11"D
                                   (91.4cm x 45.7cm x 27.9cm)



   To support your Flexent equipment, Lucent Tech-nologies NetCare(R)offers a full suite of professional services to support all of your design, construction, and operational needs.

   NetCare supports customers and their networks everyday, in more than 90 countries with a support base of over 25,000 technicians. Our extensive resume and broad portfolio of services is among the best in the industry for its breadth and depth.

   We'll focus on your wireless network so you can focus on your business.


   For more information on Lucent Flexent(TM) systems and capabilities, contact your Lucent
   Technologies Account Representative or call:
   888-426-2252 (U.S.) 314-891-6188 (outside U.S.).

   Visit our website at http://www.lucent.com

   This document is for planning purposes only and is not intended to modify or supplement any Lucent Technologies specifications or warranties relating to these products and services.

   Flexent is a trademark of Lucent Technologies Inc.

   Copyright(C)1999 Lucent Technologies Inc.
   All rights reserved. Printed in USA

   Lucent Technologies Inc.
   AMPS/PCS Messaging
   5629 PKH 9/99

[FLEXNET LOGO]                                        [LUCENT TECHNOLOGIES LOGO]

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                              Lucent Technologies [LOGO OMITTED]
                                            Bell Labs Innovations



     THE FLEXENT(TM) WIRELESS NETWORK
-------------------------------------






Modular Cell
The Flexent(TM) CDMA Modular Cell



                          The Solution to Reliable, High-Capacity Urban Coverage


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

The Flexent(TM) CDMA Modular Cell

Maximum Expandable Capacity for
High-Traffic Environments

The Flexent CDMA Modular Cell is Lucent's primary
indoor/outdoor base station for CDMA.  This
revolutionary product offers both high capacity
and excellent reliability. It is especially              [GRAPHIC OMITTED]
beneficial for both cellular and PCS providers who
want coverage in urban and suburban high-traffic
environments now as well as the ability to expand       The Flexent CDMA Modular
for future growth.                                      Primary Cabinet

For International and new PCS providers, the CDMA
Modular Cell answers the need for cost-effective per-subscriber market entry as well as build-out of high-capacity coverage. It eliminates holes and RF trouble spots and reduces life cycle costs in networks that need high capacity applications.

Maximum Channel Elements in a Small Space

The CDMA Modular Cell meets the need for compacting maximum channel elements into the smallest footprint. Innovations from Bell Labs have consolidated many functions into fewer circuit boards to give you three carriers in one cabinet. The result is a smaller cell site footprint which not only lowers the cost of Flexent Modular Cell base stations, it also reduces real estate costs. This lets you improve your pricing and performance and sustain profitability.

Expandable Capacity Made Easy

Each CDMA Modular Cell allows large multi-carrier configurations with 1 to 11 carriers (1 to 9 Cellular, 1 to 11 PCS). In addition, the Modular Cell gives you flexibility to grow your system by adding cabinets in a modular fashion as your network capacity needs increase.

                    A Service Provider's Greatest Infrastructure Investment

                    The CDMA Modular Cell gives service providers a
                    cost-effective and graceful migration to 3G-3X (5MHz). By
                    migrating control hardware to software applications
[GRAPHIC OMITTED]   utilizing the Flexent Applications Processor Cluster (APC), this digital base station is an economical solution for the evolution of existing wireless architecture. It can interact
Primary Cabinet     with traditional Lucent AUTOPLEX (R) System 1000 wireless
shown with          cell sites such as the Series II, thereby expanding the life
Growth Frames       of your existing system. It will also interact with other
                    Flexent base station products that may be offered in the future.


                         The Flexent CDMA Modular Cell


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                          The Flexent CDMA Modular Cell
                answers a variety of needs for service providers.


"I'm in a fast growing market and I need to accommodate future capacity needs. How important is the Flexent CDMA Modular Cell for my system?"


We believe it is essential to your future success. This revolutionary/evolutionary product provides high reliability and the ability to offer high-capacity, digital CDMA wireless voice and data services that will be the cornerstone of future growth.

The Modular Cell accommodates many channel elements: up to 360 per cabinet. And it can fit three cabinets in a single modular shell. It also allows large multi-carrier configurations (1 to 11 PCS, 1 to 9 Cellular carriers) and minimizes the number of antennas necessary to transmit.



"I'm an international service provider. How will the Flexent CDMA Modular Cell work in my area?"

The Modular Cell provides features required for international providers. These include: E1 interfaces; country-specific filters; a -48 Volt Power Convert unit; an uninterruptible Power Supply for various international power interfaces; and a primary distribution cabinet with appropriate panel interfaces and circuit breakers.




                         The Flexent CDMA Modular Cell


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Equipment Options for the CDMA Modular Cell


                    Technician Convenience Lights

                    No more holding flashlights in a technician's mouth! Two
                    optional convenience lights allow a technician to have
[GRAPHIC OMITTED]   bright light when performing maintenance and installation
                    procedures. Located one on the top and another on the bottom
                    (see below) of the cabinet, these flexible lights are ideal for outdoor/indoor nighttime operations.

110 Volt External Outlet and Bottom Convenience Light

This convenient electrical outlet allows technicians to
plug up to two, three-prong 110V electrical devices
into the Modular Cell.  This is ideal for test equipment    [GRAPHIC OMITTED]
and other devices. (NOTE: Available in limited countries, please check with your Account Executive for availability.)

                    Exterior Solar Reflector

                    The exterior solar reflector mounted on top of the Modular
                    Cell cabinet allows for increased higher temperature ranges
[GRAPHIC OMITTED]   in harsh solar environments. The exterior solar reflector
                    allows the Modular Cell to operate in temperature environments up to +52C.

Antenna Connectors on the Rear of Cabinet

The new "flow through" design of the Modular Cell
allows for antenna connections to be at the top/rear of
the primary cabinet.  This allows for better connections    [GRAPHIC OMITTED]
to the antenna system, creating a better environment for protection from flooding and water damage, and for rodent control.

                    Enhanced Network Scalability and Flexibility

                    Service providers requiring capacity flexibility in seasonal
[GRAPHIC OMITTED]   resort locations, or for special events, can quickly and
                    economically scale capacity as needed with channel cards on a per-carrier basis.




                         The Flexent CDMA Modular Cell


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                Flexent(TM) CDMA
                             Modular Cell Adds Value


                                                   CDMA Modular
  850/PCS Operator Need:                          Cell Provides:

Maximum capacity in minimal    ------>  Highest spectral and Erlang efficiency
spectrum                                wide coverage, small footprint

High power to maximize         ------>  Up to 16W for PCS or 20W for Cellular
850/PCS propagation                       at antenna connection

Deliver high-speed advanced    ------>  Ready for cdma2000 3G-1X Internet
wireless data                           services when available
                                        Also HDR (High Data Rate) ready

Maximum capacity               ------>  360 channel elements per carrier
                                        with 3G-1X RTT when available

Start a new 3G network         ------>  Lower cost, 3G-1X RTT high capacity

Cover urban and rural trouble ------> Fills multi-carrier hot spots spots

Keeps costs down               ------>  Scaleable from one- to multi-carrier
                                        configurations

Reduce number of antennas      ------>  Cuts antenna count in half with cross
                                        carrier antenna sharing

3G/Internet-ready              ------>  Field-replaceable channel cards for
                                        144 Kbps data when cdma2000 is available

In-building coverage           ------>  Provides high capacity and power
                                        for targeted areas

Multi-carrier coverage         ------>  11 carriers/3 sectors for PCS (4
                                        cabinets) 9 carriers/3 sectors for
                                        Cellular (3 cabinets)

Reduce zoning road blocks      ------>  Flexible, space saving installation
                                        options

Grow capacity on demand        ------>  True scaleability -- adds carriers as
                                        needed

Get coverage up and running    ------>  Modular network can be up quickly and
fast                                    easily


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

How the Flexent CDMA Modular Cell Operates

As one component of the Flexent product family, the Flexent Modular Cell uses the same CDMA radio system compo-nents as the Flexent CDMA Microcell to create a minicell platform for both Cellular and PCS networks. It will expand to 11 PCS or 9 Cellular IS-95 CDMA carriers. It is also capable of expanding to 3G-3X standards with a 5MHz "Wideband CDMA ready" backplane for new Third Generation network services.

It can interact with traditional Lucent cell sites such as the Series II and the AUTOPLEX (R) System 1000 Compact Minicell.


The Flexent CDMA Modular Cell

Parameter                          Specification

Sectors                            Omni/1,2,3 or 6 sectors

Carriers                           Up to 11 carriers PCS,
                                   9 Cellular, 3 carriers/sector
                                   per frame from Multi-carrier
                                   Ultra Linear amplifiers

CDMA Channel Elements (CEs)        40 CEs per carrier/sector
(Maximum Physical)                 Up to 360 CEs per cabinet

T1/E1 Facilities                   T1/E1, up to 2 per carrier:
                                   A maximum of 6 per cabinet

Air Interface Standards            ANSI-I-STD-008 for l.9 GHz
                                   T1A/E1A 95-A plus TSB-74
                                   T1A/E1A 95-B for 850 MHz
                                   cdma2000

Frequency Bands                    PCS, Cellular

Vocoders                           8 Kbps, 8 Kbps EVRC
                                   and 13 Kbps

Environmental Cabinet Housing      Indoor/Outdoor, Weatherized
                                   Bellcore GR-487-Core,
                                   NEBS, UL50 compliant
                                   Full Front Access/Indoor;
                                   Front & Rear/Outdoor

Operating Temperature Range        -40C to +46C outdoor
                                   -40C to +52C optional outdoor
                                   +5C to +40C indoor

Dimensions                         72"H x 35"W x 36"D outdoor
                                   (1800mm H x 900mm W x
                                   910mm D outdoor)
                                   72"H x 35"W x 28"D indoor
                                   (1800mm H x 900mm Wx
                                   700mm D indoor)

Weight                             1 carrier 800 lbs.
                                   Additional carriers are
                                   100 lbs. each

Power Source                       24V DC input. Optional
                                   external battery backup

Cabinet Access                     Outdoor: Rear access required
                                   All access panels equipped with hasps
                                   Indoor: Full front access
                                   Cabinet can be flush against the wall

Optional Accessories               Technician operator convenience lights
                                   Technician convenience 110V power
                                   outlets (2 plugs)
                                   Heat shield for top of outdoor base
                                   station enables operation temperature to +52C

The Flexent CDMA Modular Cell


o  Offers 1 to 9 Cellular, 1 to 11 PCS CDMA carriers in a small cell footprint.

o Each Modular Cell Cabinet will support 9 ANSI-95 CDMA carrier/sector configurations for:
   -  9 carrier/3 sector Cellular network applications
   -  11 carrier/3 sector PCS network applications
   -  Can accept omni/3 sector/6 sector configurations*
   -  Omni 1-9 carriers requires Growth Cabinet*

o  Minimal antenna configuration: 2 antennas per sector

o  Radio Control Server (RCS) from Applications Processor (AP)

o  cdma2000(TM) 1X ready, cdma2000 3X capable

o  Graceful migration to 3G 5MHz services, no additional cabinets required

o  24V DC power
   -  Optional external power cabinet
   -  Optional external battery backup

o  RF power (at J4)
   -  20W per carrier (850)
   -  16W per carrier (PCS)

o Up to 40 channel elements per sector per carrier with 3-way interconnection (to support soft and softer handoff), up to 360 CEs per cabinet

o  Channel pooling across sectors

o  3 sector, 3 carrier in one cabinet (or up to 9 carrier omni)

* Architecturally supported but will only be offered on demand.



For more information on Lucent Flexent(TM) systems and capabilities, contact your local Lucent Technologies Account Representative or call: 888-426-2252 (U.S.) or 314-317-6892 (outside U.S.).

Visit our website at http://www.lucent.com

This document is for planning purposes only and is not intended to modify or supplement any Lucent Technologies specifications or warranties relating to these products and services.

AUTOPLEX is a registered trademark of Lucent Technologies, Inc.

Flexent is a trademark of Lucent Technologies Inc.

cdma2000 is a trademark of the Telecommunications Industry Association.

Copyright(C)2000 Lucent Technologies Inc.
All rights reserved.
Printed in U.S.A.

Lucent Technologies Inc.
AMPS/PCS Messaging
6900 CDR 7/00


                                           Lucent Technologies [graphic omitted]
[Flexent Graphic Omitted]                Bell Labs Innovations

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                                     Lucent Technologies
                                                                 [LOGO OMITTED]
                                                   Bell Labs Innovations



                             Mobile Switching Center

Technical Specifications      Switching centers serve to concentrate traffic
                              and build the volume necessary to route traffic efficiently to and from networks. Lucent
                              Technologies' Flexent(TM) Switching Center performs the same role for wireless traffic. Our modular, industry-leading wireless Mobile
                              Switching Center (MSC) consists of three key components:

                              o  Access Manager

                              o  5ESS(R) -2000 Switch

                              o  Flexent(TM) Application Processor
                                 Cluster Complex (APCC)
[GRAPHIC OMITTED]
                              All three work in harmony to provide your subscribers with quality and highly reliable services at an affordable cost.

                              What distinguishes Lucent Technologies' Mobile Switching Center is the modularity, flexibility, and reliability of its components, permitting service providers to enjoy unparalleled freedoms in the design and operation of their networks. Advanced system software is the heart of the Flexent Mobile Switching Center. A strong software generic development program assures that your system will support customer needs today and into the future.

                              This technical specification concisely provides the key physical, capacity, and environmental characteristics of the system.

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                         Mobile Switching Center (MSC)


MSC Voice Facility Specifications
--------------------------------------------------------------------------------

PARAMETER                               SPECIFICATION

Network Interface Trunks
  o Type Four-wire voice-grade trunk with E&M type 1 or type 5 supervision or direct digital DS1 (1.544 Mb/s) per PUB 41451(1)


Frequency Response
(relative to 1000 Hz)
  o 400 Hz                              +1 to -3 dB

  o 2800 Hz                             +1 to -4.5 dB

  o Address Signaling                   R1MF signaling with wink-start or SS7
                                        ISUP(2) recommended


Cell Site Trunks
  o Type Four-wire voice-grade trunk with type I or type 5 E&M at DCS; type 2 or type 5 E&M at cell site or direct digital DS1 (1.544 Mb/s) interface (24-channel systems)


Frequency Response
(relative to 1000 Hz)
  o 400 Hz                              +1 to -3 dB(3)

  o 2800 Hz                             +1 to -4.5 dB(4)



MSC Traffic and Subscriber Capacities
--------------------------------------------------------------------------------
PARAMETER                               LUCENT TECHNOLOGIES PROJECTED CAPACITIES

Subscribers                             500,000 Integrated Home Location
                                        Register (HLR) plus 700,000 Visitor
                                        Location Register (VLR)

Call Attempts                           350,000 Busy Hour Call Attempts
                                        (BHCA)(5)

Cell Sites                              222 Macrocells, 1152 Microcells
                                        (maximum)

5ESS(R)-2000 Switch                     350,000 BHCA

Trunks                                  80,000

Erlangs (maximum                        16,000
simultaneous calls)

All signaling Types
(RIMF. CCITT No. 7
Telephone User Part
(TUP), and CCITT No. 7
ISUP are all supported)


Note: Total Digital Cellular Switch (DCS) and/or system capacity may be reduced when multiple DCSs and/or systems are interconnected for handling growth using the Cellular Networking feature. The degree of derating is determined by the extent of networking and other variable factors, such as hand-off rate or percentage of no page response.



MSC Power & Equipment Requirements
--------------------------------------------------------------------------------

ENVIRONMENTAL REQUIREMENTS

PARAMETER                               SPECIFICATION

AC Voltage(6)                           480 or 240 or 208 V, 3-phase.  Protected
                                        AC recommended for AC-driven peripheral
                                        (38OV, 3-phase for 50 Hz)

AC Input Frequency                      60+/-3 Hz (50+/-2.5 Hz
                                        International Applications)

DC Voltage
  o Nominal                             -48 V DC

  o Range                               -42.75 to -55 V DC

  o DCS and ECP Minimums                -42.75 V DC


MSC Grounding Requirements

Single-point ground for ECP, IMS, and any collocated DCS(s). Approved grounding mediums include buried ring ground (at least 2 feet, 61 cm, from building and 18 inches, 46 cm, deep, cold-water pipe, or building steel. If a cell site is collocated with the MSC, cell site grounding requirements must be adhered to without compromising the single-point ground for ECP, IMS, and DCS.


Temperature Requirements
  o Normal                              41(degree)F to 104(degree)F
                                        (5(degree)C to 40(degree)C)

  o Short Term                          32(degree)F to 122(degree)F
    (not to exceed 3 days at a          (0(degree)C to 50(degree)C)
    time and 15 days per year)


Humidity Requirements
  o Normal                              10% to 80%

  o Short Term                          5% to 90% (non-condensing)
  (not to exceed 3 days                 (If low-end humidity range is
  at a time and 15 days                 anticipated electrostatic
  per year)                             discharge control provisions
                                        should be made.)

The temperature and humidity ranges for optimal performance are: Temperature 64(degree)F to 75(degree)F (18(degree)C to 24(degree)C) Humidity 30% to 40%.

Total Airborne Particulate Contaminants

  o Outdoor                             185 micrograms per cubic
                                        meter of ambient air

  o Equipment Room                      75 micrograms per cubic
                                        meter of ambient air

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Flexent[TM] Application Processor Cluster Complex (APCC)


[GRAPHIC OMITTED]


Flexent Application Processor Cluster Complex (APCC)
-------------------------------------------------------------------------------

COMPONENT                               SPECIFICATION

Maximum APCs per APCC                   3 per MSC

Application Processors                  8 per APC (maximum)

Cell sites per APC                      384 microcells, 64 modular cells, and
                                        64 macrocells (maximum per APC)(7)

AP CPU                                  166 MHZ PA-RISC Processor Board

100 MB Intelligent                      2 Port
Ethernet Card

T1/E1 Interface Ports                   Up to 4

Hard Disk                               4 GB

100 MB Ethernet Hubs                    2



APCC Power and Equipment Requirements
-------------------------------------------------------------------------------

PARAMETER                               SPECIFICATION

Power Requirements                      12 DC Feeders (redundant)
                                        - 15 Amps/48 Volts each
                                        - 4200 Watts maximum power requirement

Weight                                  750 lb. (340.5 kg)

Dimensions                              72"H x 32"W x 28"D
                                        (182.9cm x 81.3cm x 71.1cm)

Frame                                   5ESS(R)-2000 Central Office
                                        Standard Frame Pre-wired
                                        for all 8 Application
                                        Processors Scalable for up to
                                        8 Application Processors

Temperature Range                       + 32(degree)to +122(degree)F
                                        (0(degree)to +50(degree)C)



APCC Characteristics
-------------------------------------------------------------------------------

PARAMETER                               SPECIFICATION

Application Processor Cluster (APC)     Front accessible and support
                                        live insertion

Gigabyte back plane                     1

2 Intelligent 100MB hubs                LAN networking of the Application
                                        Processors (one for redundancy)

Watchdog Technology                     Monitors the computing element of the
                                        cluster

Demarcation Communication Panel         For easy connection for both T1 and E1

Local Maintenance                       Laptop and Software
Terminal

High Availability APC                   Application Processor Pairs

Intelligent Maintenance Module

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

The Lucent Technologies Access Manager contains            Access
the system intelligence for handling mobility              Manager
management, system configuration, and feature control.

The Access Manager consists of two main
components:

  o Executive Control Processor Complex (ECPC)
  o FLEXENT[TM] Operations and Management
    Platform (OMP-FX)

The ECPC contains the Common Network Interface (CNI)/Interprocessor Message Switch (IMS), which is fully redundant, and ensures that there is reliable connectivity among cell sites throughout the wireless system. The Flexent OMP-FX works with ECPC in order to free up resources for other OA&M functions. It provides high system availability, centralized management, and data redundancy.

Flexent[TM] Operatins & Management Platform (OMP-FX)
--------------------------------------------------------------------------------

COMPONENT                               SPECIFICATION

OMP Server                              Sun Netra T(TM)

CPU                                     One (1) 300 MHz Sun
                                        UltraSparc II (TM) processor

RAM                                     256 MB (2x 128 MB SIMMS)

Hard Disks                              Two (2) 18 GB mirroring disk drives

CD-ROM Drive                            One (1) internal 32x

Digital Audio Tape (DAT) drives         2901 BTUs/hr (850 watts) per each of two
                                        cabinets



OMP-FX Power and Equipment Requirements
--------------------------------------------------------------------------------

PARAMETER                               SPECIFICATION

Equipment Frame
  o Power Requirements                  Single feed -48V DC

  o Mounting                            Rack mounted in a 21-inch (53 cm)
                                        deep 5ESS(R) Switch compatible frame

Miscellaneous Cabinets
  o Power requirements                  Single feed 110V AC

  o Mounting                            Rack mounted in a 30-inch (76 cm)
                                        deep cabinet



OMP-FX Characteristics
--------------------------------------------------------------------------------
PARAMETER                               SPECIFICATION

Server Operating System                 Sun Solaris (TM)

Peripherals                             Modem, console terminal, ethernet hubs,
                                        Network Terminal Server (NTS)

Reliability Features                    Earthquake and fire resistant
                                        EMI and ESD testing/procedures
                                        Airborne contaminants resistant
                                        NEBS Level 3 certified server



Executive Control Processor Complex (ECPC)
--------------------------------------------------------------------------------

COMPONENT                               SPECIFICATION

Executive Control Processor (ECP)       1 3B21D and 1 Common
                                        Network Interface/
                                        Interprocess Message Switch
IMS Nodes Available for Data Links      1024 (physical limit)
to Digital Cellular Switch (DCS),
Cell Sites, and other Wireless
Systems and application software

Current Maximum Number of Nodes

  o Cell Site Nodes (CSN)               56

  o Direct Link Nodes (DLN)             2 required

  o Intercellular Nodes (ICN)           16 for CN or IS-41
                                        X.25 networking

  o Ring Peripheral Controller          2 required
    (RPC) Nodes

  o Call Processor Data Base            12
    Node (CDN)

  o Signaling System 7                  64 for IS-41 SS7 networking (depends
    (SS7) Nodes                         on traffic demands) and 5ESS-2000
                                        Switch DCS connection

  o Ethernet Interface Nodes (EIN)      24

A-Link Sets                             30

Maximum Links per A-Link Set            16

Maximum Number of Signal                10
Transfer Points (STP) Pairs

Cell Site Data Ports per                8
Cell Site Node

Intercellular Data Ports for            Up to 8 (depends on intersystem
CN or IS41 X .25 per                    traffic demands)
Intercellular Node

Maximum Cell Sites                      222 macrocells,
                                        1152 microcells (per MSC)(8)

Maximum 5ESS(R)-2000                    16

Networked Systems
  o Abutting Systems                    15 (CN and/or IS41)
    (hand-offs)

  o Call Delivery,                      1024 (SS7 destination
    Automatic Roaming                   point codes)

Data Link Speed
  o CSN to Cell Site                    9.6 or 56 Kb/s
                                        (56 Kb/s recommended)

  o ICN                                 9.6, 19.2, or 56 Kb/s
                                        (56Kb/s recommended)

  o SS7                                 56 Kb/s or 64 kb/s

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

[GRAPHIC OMITTED]


ECPC Power and Equipment Requirements
--------------------------------------------------------------------------------

PARAMETER                               SPECIFICATION

Maximum Direct Current
(fully loaded cabinets)
  o ECP Tape Cabinet                    Max. 10 amps; typical 4 amps
    (9 Track-Optional)                  (110V AC)

  o ECP Processor Cabinets              Max. 240 amps; typical 156
                                        amp (48V DC)

  o Interprocessor Message              18 amps per each of
    Switch (IMS Cabinet)                two cabinets

Dimensions of ECP
Complex Cabinet
  o Tape Cabinet                        30 in. W x 24 in. D x 72 in. H
    (9 Track-Optional)                  (76 cm x 61 cm x 183 cm

  o Processor Cabinet                   30 in. W X 24 in. D x 72 in. H
                                        (76 cm x 61 cm x 183 cm)

  o IMS Cabinets                        26 in. W x 30 in. D x 72 in. H
                                        (66 cm x 76 cm 183 cm)

Space Required for ECP Cabinets         5.4 sq. ft. (0.5 sq m) per cabinet

Floor Weights
  o ECP Tape Cabinet                    Max. 400 lbs. (182 kg)
    (9 Track-Optional)

  o ECP Processor Cabinet               Max. 900 lbs. (410 kg)

  o IMS Cabinets                        750 lbs. (340 kg) per each of
                                        two cabinets

Heat Release
  o ECP Tape Cabinet                    Max. 3413 BTUs/hr
    (9 Track-Optional)                  (1,000 watts)

  o ECP Processor Cabinet               Max 8532 BTUs/hr
                                        (2,500 watts)

  o IMS Cabinets                        2901 BTUs/hr (850 watts)
                                        per each of two cabinets



ECPC Characteristics
--------------------------------------------------------------------------------

PARAMETER                               SPECIFICATION

Lucent Technologies 3B21D               Minimum of two pairs of 2-gigabyte SCSI
                                        duplicated disks and 64 MB of memory

Reliability Methods                     Key Mobile Switching Center (MSC) units
                                        duplicated (one active and one standby)
                                        Internal and external
                                        interfaces duplicated
                                        Automated recovery maintenance software

ECP Software                            UNIX(8) Real Time Reliable (RTR)
                                        operating system

Charge Recording (AMA)                  Recorded on Digital Audio Tape (DAT)
by ECP                                  on demand (Standard) or 9-track,
                                        inch (1.27 cm) magnetic tape (optional)

High Speed Automatic                    Optional feature
Message Accounting (AMA)

Data Base Management Information        Customer data base
Stored in ECP (on duplicated            Master copy of Interprocess
disks in the MSC)                       Message Switch (IMS)
                                        generic Master copy of cell
                                        site data bases

                                        Up to six master cell site generics

Software Maintenance -                  RS232 connections to color or b/w
Human Interface                         terminal at speeds up to 9600 b/s

Remote Operation and Maintenance
Options Available

  o Software Change                     Software changes for ECP
    Administration and
    Notification System
   (SCANS)

  o Recent Change/Verify (RC/V)         Data rate = 4800 b/s

  o Receive-Only Printer (ROP)          Administrative interface with ECP
                                        Maintenance and administrative
                                        printouts.
                                        Data rate = 1200/9600 b/s
                                        (up to 600 lines/minute)

  o Remote Maintenance                  Color CRT-remote maintenance for ECP
    Terminal                            Data rate - 9600 b/s

  o Remote Dial-up                      For cell site maintenance or
    Terminals                           field support monitoring of
                                        ECP Data rate = 1200 b/s -9600 b/s

  o Remote Alarms                       Monitor cell site alarms over cell
                                        site data link

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              5ESS(R)-2000 Switch

The 5ESS(R)- 2000 Switch combines the following qualities: small size, modular architecture, advanced interconnection technology, and the use of redundancy where needed to provide a digital switch that is easy to engineer and grow, highly maintainable, and highly reliable. Lucent's scalable architecture offers the same mobile switching center features and reliability for small markets up to the largest market sized served.

The 5ESS(R)- 2000 Switch also allows providers the option of offering landline and wireless services on the same switch. Lucent's Fixed and Mobile Convergence
(FMC) - Landline Cellular Offer features the 5ESS (R) - 2000 Switch that can provide one single network node from which both traditional wireline and wireless subscribers can be supported. The Landline Cellular Option allows combinations of traditional wireline capabilities of the 5ESS(R)-2000 Switch (local, toll, international gateway, ISDN, Centrex, OSPS, and IN) and supported wireless air interfaces (GSM, CDMA, TDMA) to seamlessly provide wireless/wireline services via a single integrated switching platform.



[GRAPHIC OMITTED]



5ESS(R)-2000 Switch
--------------------------------------------------------------------------------

COMPONENT                               SPECIFICATION

Switching Modules(SM) per DCS           23 max

Maximum Links per 5ESS(R)-2000          16 Links (Domestic)

Switch DCS Link Set                     8 Links (International)



5ESS(R)-2000 Switch Power and Equipment Requirements
--------------------------------------------------------------------------------

PARAMETER                               SPECIFICATION

Cabinet Dimensions                      30 in. W x 23.6 in. D x 72 in. H
                                        (76 cm, x 60 cm x 183 cm)

Space Required for Cabinet              Maintenance Aisle: 34 in.
                                        (86 cm)(minimum)
                                        Wiring Aisle: 24 in.
                                        (61 cm) (minimum)

Floor Load                              100 lbs./sq. ft. (488.25 kg/sq. m)
                                        for equipment and 50 lbs./sq. ft.
                                        (244.125 kg/sq. m) for transient load

Equipment Lineup                        520 in. W x 24 in. D
(Max. 17 cabinets per row)              (1316cm x 61cm)



5ESS(R)-2000 Switch Characteristics
--------------------------------------------------------------------------------

PARAMETER                               SPECIFICATION

Operations and Maintenance Options      Maintenance and administrative
  o Receive Only Printer                printouts connected via a parallel port
    (ROP)

  o Master Control Console              Interface to switch

  o Operational center links            Four (4) high-speed data links
                                        (up to 64 kb/s) (maximum)



5ESS(R)-2000 Switch Heat Dissipation and Current Drain
--------------------------------------------------------------------------------

MODULE              No of              Heat            Current            In
                   cabinets         Dissipation         Drain          Lbs. (kg)
                                      (BTUs)           (amps)
--------------------------------------------------------------------------------
Administrative        2                5456             30.60        1000(453.6)
Module

Communications        2                7246             40.64        1310(594.2)
Module

Miscellaneous         1                1753              9.83        1185(537.5)
Cabinet

Power
Distribution          1                1753              9.83         650(294.8)
Cabinet

Switching             3                1770             10.00        1875(850.5)
Module

Average numbers: contact your technical consultant for specifics regarding your configuration.

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

5ESS(R)-2000 Very Compact Digital Exchange Switch (VCDX)

If smaller size markets are being targeted, they can be equipped with the 5ESS
(R) - 2000 VCDX (Very Compact Digital Exchange) Switch, which offers a compact, cost effective solution.

Additionally, the 5ESS(R) - 2000 VCDX switch can be converted to a full size 5ESS(R) - 2000 Switch as the site grows, or it can be added to an existing net-work containing a full size 5ESS(R) - 2000 Switch in order to provide advanced features and services.


5ESS(R)-2000 VCDX Switch
--------------------------------------------------------------------------------

COMPONENT                               SPECIFICATION

Switching Modules(SM) per VCDX          1 max (SM2000)

Switching Module RAM                    160MB

Administrative Module                   300 MHz UltraSparc-II(TM)

Administrative Module RAM               128 MB

Hard Disks                              Two (2) internal 9.1 GB
                                        mirroring disk drives

DAT Tape                                1 internal drive



5ESS(R)-2000 VCDX Switch Characteristics
--------------------------------------------------------------------------------

PARAMETER                               SPECIFICATION

Operations and Maintenance Options
  o Receive Only Printer (ROP)          Maintenance and administrative
                                        printouts connected via a parallel port

  o Master Control Console              Interface to VCDX switch

  o Maintenance Ports                   10 RS-232C serial ports

  o Operational center links            Four (4) high-speed data links
                                        (up to 64 kb/s (maximum)



5ESS(R)-2000 VCDX Switch Power and Equipment Requirements
--------------------------------------------------------------------------------

PARAMETER                               SPECIFICATION

Administrative                          16.4 in. W x 16.1 in. D x 3.1 in. H
Workstation Dimensions                  (41.7 cm x 40.9 cm x 7.7 cm)

Administrative                          Dual 48 V DC power feeds
Workstation Voltage                     120 V/220 VAC

Administrative                          27.0 lbs (12.7 kg)
Workstation Weight

Switching Module                        30 in. W x 23.6 in. D x 72 in. H
Cabinet Dimensions                      (76 cm, x 60 cm x 183 cm)

Space Required for                      Maintenance Aisle: 34 in.
Switching Module                        (86 cm)(minimum)
Cabinet                                 Wiring Aisle: 24 in. (61 cm) (minimum)

Switching Module                        100 lbs./sq. ft. (488.25 kg/sq. m)
Floor Load                              for equipment and
                                        50 lbs-/sq. ft. (244.125 kg/sq. m)
                                        for transient load

Equipment Lineup                        520 in. W x 24 in. D
(Max. 17 cabinets per row)              (1316cm x 61cm)

Temperature Requirements
  o Operating Range                     32(degree)F to 104(degree)F
                                        (0(degree)C to 40(degree)C)

  o Non-operating                       40(degree)F to 158(degree)F
                                        (-40(degree)C to 70(degree)C)

Humidity Requirements
  o Operating Range                     5% to 95% Relative
                                        Humidity (non-condensing)

  o Non-operating                       5% to 95% Relative
                                        Humidity (non-condensing)



5ESS(R)-2000 VCDX Switch Heat Dissipation and Current Drain
--------------------------------------------------------------------------------

MODULE              No of              Heat            Current            In
                   cabinets         Dissipation         Drain          Lbs. (kg)
                                      (BTUs)           (amps)
--------------------------------------------------------------------------------

Miscellaneous         1                1753              9.83        1185(537.5)
Cabinet

Power
Distribution          1                1753              9.83         650(294.8)
Cabinet

Switching             3                1770             10.00        1875(850.5)
Module

Average numbers: contact your technical consultant for specifics regarding your configuration.

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

(1) MDP-326-920, High Capacity Digital Service, Addendum 1 - Aug. 1983

(2) Common Channel Signaling System 7 ISDN User Part

(3) Variations from these specifications are acceptable, but may result in decreased transmission quality

(4) Busy Hour Call Attempts (BHCA) constraints apply to these numbers

(5) Busy Hour Call Attempts (BHCA) and capacities may vary based on air interface technology utilized, call characteristics,, and networking considerations

(6) Equivalent to standard commercial AC power

(7) Busy Hour Call Attempts(BHCA) constraints apply to these numbers

(8) Each set of six (6) microcells on one RCS reduces the number of macrocells by one.


For More Information

For more information about Lucent Technologies Mobile Switching Center, contact your Lucent Technologies Account Representative or call: 888-426-2252 (United States) or 314-891-6188 (outside United States).

Visit our web site at http://www.lucent.com

This document is for planning purposes only and is not intended to modify or supplement any Lucent Technologies specifications or warranties relating to these products and services.

UNIX is a registered trademark in the United States and other countries, exclusively licensed through X/Open Company, Ltd.

5ESS is a registered trademark of Lucent Technologies, Inc.

Flexent is a trademark of Lucent Technologies, Inc.

Copyright(C)1999 Lucent Technologies Inc.
All rights reserved.
Printed in U.S.A.

Lucent Technologies Inc.
AMPS/PCS Messaging
6506 SJS 12/99



                                                     Lucent Technologies
                                                                  [LOGO OMITTED]
                                                   Bell Labs Innovations

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                  APPENDIX B-2

                          RF Engineering Deliverables

SUPPLIER and PURCHASER Responsibilities for markets where Lucent provides the CDMA Design

     1. PURCHASER will provide SUPPLIER with the following CDMA design requirements:

          a.   Existing RF System Information
          b.   CDMA Coverage Boundary
          c.   CDMA Coverage requirements
          d.   CDMA Traffic Requirements
          e.   CDMA Market Penetration
          f.   Available CDMA Spectrum
          g.   CDMA Mobile Station Types
          h.   Information on suspected/potential interferers
          i.   Neighbor Lists for Analog System
          j.   Drive Test Data in "Archcats" format
          k.   List of Planned Sites for inclusion in design

     2. SUPPLIER will provide sufficient data and information on SUPPLIER's CDMA Design Methodology, CDMA Simulator/Propagation Tool and other CDMA Design Tools and Processes to allow PURCHASER to validate the system design.

     3. SUPPLIER shall provide a draft system design to PURCHASER within 30 calendar days of receiving PURCHASER's CDMA design requirements specified in item 1 above. The draft design shall include the following:

          a.   Design Requirements
          b.   Design Methodology
          c.   System Description
          d.   Propagation Model (Based on Drive Data)
          e.   Normal Pilot Signal Strength Plots
          f.   Pilot Channel Ec/Io (On Street) Plots
          g.   Balanced Reverse Link Traffic Channel Eb/No Plots
          h.   Balanced Reverse Link Coverage Plots
          i.   Handoff (On Street)Plots

          SUPPLIER will present SUPPLIER's system design at a Draft RF System Design Review held at PURCHASER's designated offices.

     4. PURCHASER may request and SUPPLIER shall provide any of the CDMA Analyses available in SUPPLIER's CE4 Cellular Engineering Tools.

     5. SUPPLIER shall provide RF Engineers and the CE4 Cellular Engineering Tools at PURCHASER's designated offices for a minimum of two weeks following the Draft RF design review. During this period PURCHASER's and SUPPLIER's engineers will work together to evaluate the draft RF Design and resolve system design issues. SUPPLIER's and PURCHASER's engineers will mutually agree to a final system design.

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Lucent Technologies Inc./Verizon Wireless    Appendix B 2           Page 1 of 2
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

     6. Following agreement on a final system design, SUPPLIER shall provide the following within 7 calendar days:

          a.   Design Requirements
          b.   Design Methodology
          c.   System Description
          d.   Propagation Model (Based on Drive Data)
          e.   Normal Pilot Signal Strength Plots
          f.   Pilot Channel Ec/Io (On Street) Plots
          g.   Balanced Reverse Link Traffic Channel Eb/No Plots
          h.   Balanced Reverse Link Coverage Plots
          i.   Handoff (On Street) Plots

     7. SUPPLIER will evaluate any proposed site modifications to those sites selected for CDMA to determine their impact on the final design. PURCHASER will provide SUPPLIER a list of proposed site modifications for this evaluation.

     8. SUPPLIER and PURCHASER will jointly review and mutually agree to a final system design. This attachment shall include the CDMA Coverage Boundary, a detailed list of the sites and sectors at which CDMA will be deployed, and a list of the channel elements required at each of these sites and sectors.

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Lucent Technologies Inc./Verizon Wireless    Appendix B 2           Page 2 of 2
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*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                 APPENDIX B 3

                        Minimum Commercial Requirements
                          for SUPPLIER's CDMA System





                     THIS SECTION INTENTIONALLY LEFT BLANK

                   PARTIES WILL MUTUALLY AGREE UPON THE NEED

                  AND INFORMATION FOR THIS ADDITIONAL SECTION

                     WITHIN 60 DAYS FROM EXECUTION OF THIS

                                  AGREEMENT.

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Lucent Technologies Inc./Verizon Wireless   Appendix  B 3            Page 1 of 1
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*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                 APPENDIX B-3a

             RF Performance Acceptance Criteria For A CDMA Network

1. Introduction

     1.1  Overview
     This document describes the Acceptance test procedure and RF systems performance warranty for a CDMA wireless voice network using hardware and software provided by SUPPLIER.

     The nature of the warranty must necessarily vary depending upon the circumstances involved. Several possibilities exist.

     o SUPPLIER designs and optimizes the system. In this situation, an RF system warranty is provided.

     o SUPPLIER optimizes but does not design the system. In this situation, an RF system warranty is only provided if SUPPLIER validates the design. The warranty applies only to those portions of the network that are validated. Design validation may be done

               --During the design process, OR
               --Performed on the as-built system by measuring path loss and pilot strength information.

     o SUPPLIER neither designs nor optimizes the system. In this case, no RF system warranty is provided.

     o SUPPLIER swaps out or overlays a system, and performs the optimization. In this case, an RF system warranty is provided that uses the performance of the new or overlaid network relative to the performance of the old or under-laid network as a means of assessing acceptance.

     1.2 Nature and conditions of warranty
     Generic warranty metrics and associated test procedures are described in section 2. The warranty/acceptance criteria specified in this section is valid when SUPPLIER performs the RF design on a "Green field design" basis, i.e., SUPPLIER performs the RF design and SUPPLIER performs RF optimization of the network as per SUPPLIER standard procedures and there has been no other existing network to be swapped-out or overlaid. In addition, this warranty/acceptance criteria is only applicable to clusters that consist of at least 10 contiguous cells. Warranties for a network that consists in total of less than 10 cells must be addressed separately.

     In the event that SUPPLIER performs RF optimization services only and PURCHASER wishes to develop the network design, the design must be validated by SUPPLIER in order for the warranty criteria described in section 2 to apply. Two possible means of validation exist.

     o The process of PURCHASER design and SUPPLIER validation during the design process is described in section 3. Warranty applies to the whole or part of the network that is validated during the design process.

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     o Alternatively, if it is the PURCHASER's desire to relinquish such SUPPLIER validation during the design procedure, then the warranty/acceptance criteria described in section 2 would only apply to the design coverage area that is validated by measurements taken on the as-built system. Specifically, the warranty applies to areas that fulfill the following criteria:

          1) The measured path loss is equal to or better than the maximum allowable path loss as per SUPPLIER Link budget; AND
          2)   The measured pilot Ec/No is equal to or greater than -13 dB.

     The warranty metrics and procedures specified in section 2 are applicable only to the portions of the network that are validated.

     For the markets where SUPPLIER is providing a network to swapout or overlay an existing network deployed by SUPPLIER or other SUPPLIER on a 1:1 basis, the acceptance test shall be based on comparison of the old existing network and the new. The performance of SUPPLIER provided network as indicated by the performance metrics shall be at least as good or better than that of the existing network within the measurement accuracy and with statistical significance (e.g., 2 standard deviation). In addition, the morphology and traffic pattern changes shall be calibrated and accounted for in order to provide a fair comparison. The test metrics and procedure may be negotiated on a case by case basis but shall in general follow the guideline as that stated in section 2.

     Note that in this case acceptance is assessed by comparing the values obtained in the new or overlaid network to those obtained in the old or under-laid network, as opposed to comparing the values obtained in the new/overlaid network to an absolute target. Further, the comparison is only valid for acceptance purposes if the old and new values are measured under identical test conditions, and SUPPLIER performs optimization of the new/overlaid system.

2.0 Metrics and test procedures
The performance metrics defined below are part of the contract and shall be used in Acceptance Testing.

The metrics shall apply in those cases where SUPPLIER performs the RF design and SUPPLIER performs the RF optimization. The values of the metrics obtained in test shall be compared to the warranty targets stated in order to assess acceptance.

The metrics shall also apply when SUPPLIER performs RF optimization only and PURCHASER performs RF design provided that the design is validated by SUPPLIER (see section 1, also section 3). In this situation, the performance metrics described below shall apply only to the portion(s) of the network that are validated. The values of the metrics obtained in test shall be compared to the warranty targets stated in order to assess acceptance.

The metrics described below shall also apply to the situation where SUPPLIER performs a swapout or overlay and performs optimization on the new/overlaid system; however, in this case, acceptance shall be assessed by comparing the values of the metrics obtained from the new/overlaid network to those obtained from the old/under-laid network. The old and new metrics must be measured under identical test conditions in order for the comparison to be valid.

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The metrics described below shall not apply in situation where SUPPLIER performs neither design nor optimization. In this case, no RF system warranty shall be offered.

The procedures for measuring the performance metrics shall be executed as described below.

     2.1 Test setup
     All tests shall be performed using test vehicles equipped with a calibrated test personal stations(s) that meets or exceeds the minimum performance specifications (J-STD-008) for a CDMA subscriber unit of 200 milliwatt EIRP minimum output power. All tests shall be conducted at the selected vocoder rates implemented in the PURCHASER's system. Test mobiles shall have fixed attenuators connected between the transceiver and the antenna to compensate for vehicle penetration loss, additional vehicle height, and performance of the test vehicle antenna as appropriate. Additional attenuation may also be added to simulate system load.

     2.2 Coverage area for test
     All data shall be collected in mutually agreed test areas within the designed service coverage area. The "designed service coverage area" is defined as the area predicted to be covered for service by SUPPLIER' tools and measurements based on the final cell site locations. (Alternatively, if PURCHASER performs RF design as described in sections 1 and 3, the "designed service coverage area" shall be defined as the area predicted by PURCHASER's design methods and validated by SUPPLIER). Test routes within the designed service coverage area shall be mutually agreed. For purposes of data collection and analysis the routes shall be divided into spatial subdivisions called geographic bins. The bins shall be of mutually agreed size and not less than 100 meters by 100 meters. Bin size need not necessarily be uniform. The bins along the high way shall be no less than 100-meter length linear bins. During data collection the test routes shall be driven at speeds mutually agreed to as being representative of normal subscriber behavior. Data collected from areas not planned to be covered in design shall be excluded from any analysis.

     While SUPPLIER will attempt to minimize areas with weak or no coverage by using optimization techniques, RF performance will not be guaranteed in areas that are not predicted to be covered in design.

     2.3 In-building

     In-building coverage via external CDMA infrastructure will not be tested as part of acceptance; however, any building penetration margins specified in the design by PURCHASER may be verified at the street level.

     2.4 Traffic load for test
     System acceptance tests shall be conducted with simulated traffic load. This traffic load shall correspond to the number of Erlangs for which the system has been designed. The method of load simulation shall be as follows:

         2.4.1 Reverse Link. Reverse link load simulation shall be conducted by using an attenuator placed in the reverse link path at the mobile transmitter. The value of the attenuator shall be consistent with the equivalent noise rise at the cell site receiver generated by the traffic load (busy hour Erlangs) used in design.

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         2.4.2 Forward Link. Forward link load simulation shall be conducted by using Seller's Orthogonal Channel Noise Simulator (OCNS) to broadcast forward link interference of appropriate level. This interference shall be consistent with the traffic load (busy hour Erlangs) used in design. The number, level, and channel activity of interfering links shall be mutually agreed between SUPPLIER and PURCHASER.


     2.5  Performance metrics
     The performance metrics are:

         2.5.1 Frame Erasure Rate (FER). Data shall be collected under simulated traffic load (see section 2.4). Forward and reverse links shall be characterized separately.

         Data shall be collected and analyzed as follows: A call with known data sequences (e.g., Markov) shall be made and maintained. (If the call drops, a new call will be set up). During the call both forward and reverse link full rate frames shall be collected in time bins of at least 100 full rate frames. Each time bin average is averaged into a geographic bin in order to obtain a FER score, or average frame error rate (AFER), that characterizes that bin's location.

         Data collected from areas not planned to be covered in design shall not be considered for analysis (see section 2.2). Of the remaining data, a small percentage of the worst AFER values collected shall be discarded, where the percentage is consistent with the fraction (probability) of area design coverage. For example, the worst 5% of AFER values collected shall be discarded, where the system is designed for 95% area coverage. The worst 10% of AFER values collected shall be discarded where the system is designed for 90% area coverage. The remaining bins shall together constitute the non-excluded area. The AFER values within the non-excluded area shall be averaged together. For acceptance, this average shall not exceed 2%.

         2.5.2 Dropped Calls. Data shall be collected under simulated traffic load (see section 2.4).

         Data shall be collected and analyzed as follows: a sequence of test calls shall be placed along the test drive routes. The duration of each call shall not exceed 100 seconds. The dropped call rate shall be the ratio of successfully originated calls that were dropped to the total number of successfully originated calls. A successfully originated call is defined as a successful origination to a non-busy number at the switch resulting from a correctly dialed call. Only data collected within the non-excluded area (see section 2.5.1) shall be included in this analysis. For system acceptance, the dropped call rate shall be less than or equal to 2%.

         2.5.3 Originations and Terminations. Data shall be collected under simulated traffic load (see section 2.4).

         Data shall be collected and analyzed as follows: for originations, a sequence of test calls shall be placed along the test drive routes. The origination success rate shall be the ratio of successfully originated calls to the total number of valid call attempts. A valid call attempt is defined as an origination attempt via a correctly dialed number to a non-busy number at the switch. A successfully originated call is defined as a call that has reached the voice channel state. Only data collected within the non-excluded area (see section 2.5.1) shall be included in this analysis. For system acceptance, the origination success rate shall meet or exceed 95%.

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         For terminations, a sequence of test calls shall be placed along the test drive routes. The termination success rate shall be the ratio of successfully terminated calls to the total number of valid call attempts. A valid call attempt is defined as a termination attempt via a correctly dialed number from the switch to the test mobile. A successfully terminated call is defined as a call that has reached the voice channel state. Only data collected within the non-excluded area (see section 2.5.1) shall be included in this analysis. For system acceptance, the termination success rate shall meet or exceed 95%.

3.0 CDMA RF Network Design Process (Validation During Design)
This section describes the CDMA RF network design process flow should PURCHASER intend to develop the network design for any or all market in the CDMA network but contracts with SUPPLIER to perform the optimization. In this situation, the warranty described in section 2 only applies to the portion(s) of the network that SUPPLIER validates. Validation may be done during the design process or upon the as-built network by taking measurements. This section describes the former; i.e., the process that is followed when SUPPLIER validates the design during the design procedure. (Validation upon the as-built network is described in section 1).

If SUPPLIER performs both RF design and RF optimization, the process described below is not applicable, and the warranty metrics described in section 2 shall apply (see section 1).

The design process flow for PURCHASER design and SUPPLIER optimization, with SUPPLIER design validation during the design procedure, shall be as follows:

(a) PURCHASER shall define the required coverage and performance objectives and also shall specify the carried traffic design objectives for a particular market. SUPPLIER provides a link budget customized to achieve the PURCHASER specified design objectives. PURCHASER shall specify applicable penetration margins (e.g., building), probability of cell edge coverage, antenna height, cable loss, head (body) loss, and voice quality target.

(b) Based on the SUPPLIER provided link budget, PURCHASER produces a Preliminary Initial Cluster Design for a particular Cluster and submits complete, comprehensive CDMA Design data to SUPPLIER for review. All simulations performed by PURCHASER and/or SUPPLIER shall assume a design Carried Traffic load based on Dominant Morphology for each sector for building a Traffic Distribution Map. The Land Use Data for the respective coverage area of each sector shall be evaluated and a Dominant Morphology class will be selected for each sector. PURCHASER shall provide sufficient clutter (Land Use) classifications to enable the morphology classifications for specified design coverage area. PURCHASER shall provide engineering and technical support to assist SUPPLIER's evaluation of PURCHASER's design.

(c)  PURCHASER and SUPPLIER jointly review the Preliminary Initial Cluster
     Design.

(d) SUPPLIER provides in written form, a list of suggested changes for the Preliminary Initial Cluster Design. If SUPPLIER demonstrates to PURCHASER that the Land Use database used to produce any Definitive Final Cluster Design has errors that would affect the Performance Guarantees, then SUPPLIER shall have the right to provide corrections for all such errors and PURCHASER shall re-run the Definitive Final Cluster Design.

(e) PURCHASER shall review and implement the suggested changes and PURCHASER shall be obligated to accept SUPPLIER's suggested changes.

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(f) SUPPLIER approves the Preliminary Initial Cluster Design by issuing a Design Acceptance Certificate for either the modified Cluster Design from
     Section 3.0 (d), or PURCHASER's original design from Section 3.0 (b) if such Cluster Design is consistent with Section 3.0 (d) above.

(g) The approved Preliminary Initial Cluster Design then becomes the Definitive Initial Cluster Design that is utilized to generate the initial Order for Articles of said design.

(h) PURCHASER shall produce a Preliminary Final Cluster Design for the "as-built" configuration of the Cluster.

(i) PURCHASER and SUPPLIER jointly review and as necessary refine the Preliminary Final Cluster Design. This design is then delivered to SUPPLIER for approval.

(j) SUPPLIER shall have the same rights to suggest changes to the Preliminary Final Cluster Design as specified in Section 3.0 (c) and (d) above.

(k) PURCHASER shall have the same obligations to accept SUPPLIER suggested changes as are specified in Section 3.0 (d) above.

(l) SUPPLIER shall then approve the Preliminary Final Cluster Design by issuing a Design Acceptance Certificate for either the modified Cluster Design from Section 3.0 (j), or PURCHASER's original design from Section
     3.0 (g) if such modified Cluster Design is consistent with Section 3.0 (j) above. The approved Preliminary Final Cluster Design shall become the Definitive Final Cluster Design.

The Definitive Final Cluster Design is utilized to generate the predicted coverage area and the mutually agreed Drive Test Routes for assessing Performance Guarantee compliance during the System Performance Acceptance Test (see section 2).

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                                   APPENDIX C

                 Acceptance Test Procedures and Sign-Off Forms

Acceptance Test Procedures for equipment are defined in "Customer Acceptance Test Plans - Document No. 401-600-115". This document is located on an internal Lucent web site and is used as a template along with customer input to create the actual test plans. SUPPLIER and PURCHASER have agreed to meet and mutually develop a Method of Procedure ("MOP") document that will detail the Acceptance Test Procedures and actual acceptance criteria as detailed in Appendix B3a for all network deployments.


Attachment - Acceptance Test Procedure Sign-off forms

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Lucent Technologies Inc./Verizon Wireless        Appendix C         Page 1 of 3
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                    PURCHASER Acceptance Test Sign-Off Sheet
                               CDMA MSC Equipment

Name of ATP:




Description of Tests Performed:









Date Test Completed:



Exception Items:






Test Results Accepted:



---------------------------------------            -----------------------------
SUPPLIER                       Date                PURCHASER               Date
Representative                                     Representative

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                    PURCHASER Acceptance Test Sign-Off Sheet
                               CDMA Growth Frames

Cell Site Name/Location:

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PART 1 TEST - FITS/FACTS
--------------------------------------------------------------------------------

DATE COMPLETED:

EXCEPTION ITEMS:  (Attach Additional Sheets as Needed)

1.
2.
3.
4.
5.


TESTS ACCEPTED BY:                                                     DATE:
SELLER REPRESENTATIVE

TESTS ACCEPTED BY:
BUYER REPRESENTATIVE                                                   DATE:

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PART 2 TEST - BTS CELL  INTEGRATION
--------------------------------------------------------------------------------

DATE COMPLETED:

EXCEPTION ITEMS: (ATTACH ADDITIONAL SHEETS AS NEEDED)

1.
2.
3.
4.
5.

TESTS ACCEPTED BY:                                                     DATE:
SUPPLIER REPRESENTATIVE

TESTS ACCEPTED BY:
PURCHASER REPRESENTATIVE                                      DATE:

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                                   APPENDIX D

                          Implementation Engineering,
                Site Preparation, Installation and Optimization

For purposes of uniformity and brevity, references to AGREEMENT or to an APPENDIX shall refer to this the AGREEMENT to which this document is APPENDIX D and to the other Appendixes within this AGREEMENT. All definitions set forth in this the AGREEMENT shall apply hereto.

SCOPE OF WORK
This APPENDIX includes:
     o    System Implementation Engineering  - Schedule A
     o    Site Preparation  - Schedule B
     o    Installation and Optimization (if applicable) - Schedule C

When PURCHASER orders System Implementation Engineering or Installation and Optimization from SUPPLIER, SUPPLIER's services shall be performed in accordance with industry standards. PURCHASER agrees to accept Schedules A, B and C, respectively, according to the terms and conditions of this APPENDIX and PURCHASER shall pay the prices set forth in APPENDIX A, a firm price quote, or an order as applicable. Completion of the activities set forth in Schedule B is the sole responsibility of PURCHASER and not subject to any pricing schedules.

COMMENCEMENT OF WORK
System implementation engineering shall commence upon formulation of the preliminary system definition.

Installation and optimization, if applicable shall commence within a reasonable time after arrival of Network Elements the FNE in the area, provided that PURCHASER has completed site preparation and made applicable sites available to SUPPLIER.

SYSTEM IMPLEMENTATION ENGINEERING
SCHEDULE A
System implementation engineering, including site appraisal and installation analysis, shall be performed as follows:

Upon completion of the site appraisal and installation analysis by SUPPLIER, SUPPLIER will meet with PURCHASER and list all tasks which need to be accomplished on a site by site basis prior to the system's equipment installation and optimization.

     1. SUPPLIER will provide a task list to PURCHASER in written format at the conclusion of the meeting as outlined above.

     2. SUPPLIER shall prepare recommended site diagrams for PURCHASER with adequate dimensional detail to facilitate Purchasers site engineering. Diagrams are to be in a format compatible with AutoCAD, preferably DXF format.

     3. Diagrams are to be supplied to PURCHASER in electronic format as closely as practical to the meeting date referenced in section above.

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         4. Additionally, SUPPLIER shall prepare site specific Network ElementFNE and SUPPLIER provided Ancillary equipment lists. Pre-construction documentation developed therefrom shall include:

               o    Power cabling diagrams.
               o    Dimensional site layouts.
               o    RF cabling diagrams.
               o    Wiring diagrams.
               o Rack layout diagrams for equipment to be installed during the initial construction cycle and, if applicable, the final configuration following removal of the displaced equipment.
               o    Wiring lists.
               o    Block and level diagrams.
               o Overall system diagram and a system block and level diagram.

SITE PREPARATION
SCHEDULE B

STANDARDS
All labor and material necessary to prepare and complete each site will be provided and installed in compliance with all local, state and federal codes.

SCOPE OF WORK
PURCHASER shall be responsible for all site preparation activities for all MSC and cell sites. However, if required, SUPPLIER and PURCHASER shall mutually prepare a scope of work for each site preparation task. Site preparation tasks shall include, without implied limitation:

     o    Building or room renovation.
     o    Internal and external ground system.
     o    Primary power interconnection and distribution.
     o    Power upgrades.
     o    Cell site alarm specification.
     o    T1 lines or similar facilities

The agreed upon scopes of work shall become attachments to this Schedule B when ratified by PURCHASER and SUPPLIER.

INSTALLATION AND OPTIMIZATION
SCHEDULE C

STANDARDS
The equipment will be installed and optimized, if applicable, by SUPPLIER in accordance with the following standards:

     o All work will be performed by personnel having completed a formal installation training program through SUPPLIER'S training facilities.

     o SUPPLIER parts of the most current mod and revision at the time of installation will be

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          utilized exclusively.

     o All equipment will be installed in new or like new condition. All installation damage to be repaired to like new condition at SUPPLIER's expense, both parts and labor.

     o The work will be performed in accordance with the instructions and techniques as described in the service manuals supplied with the equipment and proprietary Lucent internal installation documentation.

     o All grounding shall be in compliance with SUPPLIER grounding requirements as described in CIB 148B for cell sites, and Installation drawing 650 for ECP, IMS ring, 5ESS Switch and power plant. Additional references are ED3R113-01, ED3R113-05, and ED3R113-07 attachments 2, 3 & 4.

     o SUPPLIER shall make available a single dedicated resource to physically inspect each installed or modified location just prior to FITS (Field Installation Test Set) procedures to facilitate and confirm adherence to all appropriate requirements and guidelines for installation and optimization, if applicable.

SUPPLIER shall install and optimize where applicable the system as specified in Schedule A and as follows:

     o    For Network ElementsFNE:
          o If required, move existing system equipment to create space for new system equipment.
          o Unpack and position cabinets and racks and fasten to the floor, if required.
          o Engineer, furnish and install earthquake bracing and cable tray for new Network ElementsFNE, if applicable.
          o    Engineer, furnish and install power and RF cabling.
          o    Verify proper operation of all SUPPLIER provided equipment.
          o    Load the System Software.
          o Tune and adjust all site equipment being installed and enter meter readings and tuning indications on SUPPLIER log sheet.
          o Perform Acceptance test procedure to assure compliance with APPENDIX C.
          o Test and verify the handling of system calls and the call handoff boundary. Adjust and record all line and audio levels for the SUPPLIER provided equipment.
          o Test operation of the system through the cell site(s) using SUPPLIER provided mobile units.
          o    Confirm that call records are being stored on hard disk.
          o    Verify proper operation of diagnostic functions.
          o Perform any other tests or adjustments required by SUPPLIER to verify that the system is operating according to SUPPLIER specifications.
          o Supply PURCHASER with optimization measurement information necessary for PURCHASER's FCC filing.
          o Verify proper operation of spare equipment and boards supplied by SUPPLIER.
          o Program the MSC and cell sites with required market specific translations, per PURCHASER engineering requirements, to facilitate bringing system into commercial service.
          o Perform on air cell cluster testing during PURCHASER defined maintenance

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               window, when applicable.
          o    Remove all refuse from the sites.
          o Install necessary alarms and test through to MSC and network operations center, as agreed to.
          o Assist in placing required new DS-1 facilities into service, primarily through testing for circuit functionality at the cell location.
          o For initial CDMA commercial deployment; SUPPLIER at its sole discretion will maintain on site personnel to assist stabilizing system operations through system turn up for no longer than 1 month following.
          o For initial 5ESS commercial deployment; SUPPLIER at its sole discretion will maintain on site personnel to assist stabilizing system operations through system turn up for no longer than 1 month following.

PURCHASER RESPONSIBILITIES

     o PURCHASER is responsible for providing access for SUPPLIER to all sites.

     o Information, documentation, facilities and services under PURCHASER's control or reasonably obtainable by PURCHASER shall be furnished by PURCHASER in a timely manner in order to facilitate the orderly progress of the work in accordance with APPENDIX I included, without implied limitation, shall be: access and right of entry to all sites
          - provided approval has been obtained from PURCHASER; regulatory filing information; floor plans; and any supporting documents which may affect site engineering or installation analysis.

     o PURCHASER shall use best efforts to make each site available to SUPPLIER for work 24 hours per day, seven (7) days per week. Site access includes providing SUPPLIER with keys, pass codes, security clearances, escort, etc., necessary to gain entrance to and exit from the work area. Waiver of liability or other restrictions shall not be imposed as a site access requirement. The above shall apply except where site access is limited by landlord, governmental entity or any other restriction beyond PURCHASER's control.

     o PURCHASER is at all times responsible for maintaining proper environmental conditions at each site. Temperature, humidity, dust, etc., shall be monitored and controlled within the recommended ranges set forth in the equipment specifications.

     o PURCHASER is at all times responsible for provision and costs of commercial AC power, generator fuel, telephone service and environmental conditioning.

     o PURCHASER is at all times responsible for all equipment, products and services not provided by SUPPLIER, including without implied limitation, telephone or other remote lines, modems supplied by the local telephone company, local exchange interfaces to the SUPPLIER provided system and subscriber equipment.

     o PURCHASER is responsible for supervision of system operators and for normal system operation.

In the event that PURCHASER fails to meet any of its significant responsibilities and such failure results in delays to the agreed schedule, PURCHASER and SUPPLIER shall negotiate a revised schedule and
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changes to pricing in APPENDIX A (or an order, as appropriate) if necessary, reflecting the effect of those delays.

RIGHT TO SUBCONTRACT
PURCHASER and SUPPLIER shall have the right to subcontract the installation work in whole or in part. The foregoing not withstanding, SUPPLIER represents that SUPPLIER personnel will perform Network ElementFNE optimization and conduct the FITS (Field Installation Test Set) procedures on equipment which it installs. Optimization of cells in a new cluster will be done as agreed to as applicable.

SUPERVISION
SUPPLIER shall appoint a program manager to supervise the installation and optimization of the system. PURCHASER shall appoint a system manager who shall have authority to make changes that may be required during the installation.

EXTRA WORK
Extra work to be performed by SUPPLIER not specified in this APPENDIX D but required to complete installation or optimization shall be authorized in writing by PURCHASER prior to the commencement of such work. Such work shall be performed by SUPPLIER at its then prevailing rates.

SYSTEM ACCEPTANCE
System Acceptance shall be in accordance with the terms detailed in Section 13 of this Agreement.

FCC RECORDS
Applications and statements of facts required by the Federal Communications Commission (FCC) must be subscribed and sworn to by PURCHASER, and PURCHASER is responsible for meeting FCC requirements. Upon PURCHASER's request, SUPPLIER will provide reasonable assistance to PURCHASER in preparing FCC documentation for system changes which are to be made during implementation of the system and which require FCC notification.

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Lucent Technologies Inc./Verizon Wireless      Appendix D            Page 5 of 5
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*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                   APPENDIX E

                     Lucent Wireless System Support "LWSS"

1.0  INTRODUCTION
This Appendix E sets forth the terms and conditions applicable to SUPPLIER's Base Release Software and Service (BRSS) Program and Technical System Support
(TSS) Program included in the Lucent Wireless System Support "LWSS" provision to cover all Flexent Cellular and PCS products, Autoplex Cellular and PCS products, ECP, Switching and all additional AMPS/PCS products including CDPD as shown below:


2.0  DEFINITIONS
For purposes of this Appendix E, the following definitions shall apply:

     o "7X24X365" shall mean seven days per week, 24 hours per day and 365 days per year.

     o "Appendix E" shall mean Appendices E through E-3, unless otherwise specified.

     o "Assistance Request" and "AR" shall mean a request for TSS support, as described in Appendix E-2.

     o "BRSS Program" and "BRSS" shall mean the program under which SUPPLIER offers to PURCHASER, Major Releases, Point Releases, Software Updates and Crafts for Software for which PURCHASER has paid the applicable Fee, as more particularly described in this This entire Appendix E.

     o    "Cell" is the cell site equipment as described in this entire
          Appendix E.

     o "Covered Systems" shall mean those AMPS and PCS systems operated by PURCHASER in the Franchise Area which, at the time of determination for purposes of this, are served by ECPs as defined in this entire Appendix E.

     o "Craft" shall mean a small Software release containing a collection of minor Software changes to a Major Release. Typically, a Craft is less extensive than those included in Point Releases or Software Updates and is often issued in connection with a modification request received from a customer under a TSS Program.

     o "Customer Technical Advocate" ("CTA") shall mean the person or persons that support PURCHASER as described in this entire Appendix E.

     o    "ECD" shall mean Equipment Configuration Database.

     o "ECP" shall mean equipment in a mobile serving center as defined in this.

     o "Franchise Area" shall mean the area(s) for which the Federal Communications Commission in the United States or a comparable government agency has granted a permit to construct and operate one or more AMPS or PCS systems, including any non-designated areas contiguous to

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          the Franchise Area, and in which, under such agency's applicable rules, PURCHASER will be able to provide wireless telecommunications service in such area(s) utilizing such system(s).

     o "Initial Operating Fee" ("IOF") shall mean those fees paid upon initial provision of Software for the right to use such Software. Such fee includes for the remainder of the first calendar year of use, BRSS and TSS.

     o "LWSS" shall mean the Lucent Wireless System Support program as comprised of BRSS and TSS as described in this Entire Appendix E.

     o "Major Release" shall mean an issue of Software which significantly adds to, improves or enhances existing base or standard Software features and capabilities of the prior Major Release involving more extensive changes to the underlying source code or the user interface than is the case in a Point Release or a Craft. A Major Release may also correct defects in earlier releases. The term "Generic Release" is synonymous with Major Release. A Major Release may also provide optional new Software features which PURCHASER may acquire for additional license fees.

     o    "ODD" shall mean Office Dependent Data.

     o "Optional Software Feature" shall mean a feature or functionality of Software resident in a Major Release but which is not licensed to PURCHASER as part of BRSS and is available for use by PURCHASER only if PURCHASER pays the applicable separate license fee therefor.

     o "Point Release" shall mean a superseding issue of Software which adds to, improves or enhances existing features and capabilities of the Major Release of the Software with which it is associated. A Point Release may also correct defects in earlier releases.

     o "Pricing Units" shall mean the pricing elements that are used to compute annual fees for BRSS Programs, as described in this entire Appendix E.

     o "Program 1", "Program 2" and "Program 3" shall mean the optional levels of packaged TSS, as more particularly described in E-2.

     o "Retrofit" shall mean a replacement of an existing Major Release (including any subsequently issued Point Releases) with a Software Update that constitutes a new Major Release (e.g. replacement of ECP Release 12, Point Release 99-04, with ECP 13, Point Release 99-01). Retrofits require modifications of the ODD and/or the ECD.

     o "Severity 1", "Severity 2", "Severity 3" and "Severity 4" shall mean the severity levels described in this entire Appendix E.

     o "Software" shall mean a computer program consisting of a set of logical instructions and tables of information which guide the functioning of a processor. Such program may be contained in any medium whatsoever, including hardware containing a pattern of bits representing such program, but the term "Software" does not mean or include such medium.

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     o "Software Update" shall mean a reissued version or partial update of existing Software (e.g. Release 1.1 following Release 1.0) provided to PURCHASER in consideration of PURCHASER's payment of BRSS Program fees, and containing one or more of the following, in any combination, (i) infrastructure changes; (ii) improvement in basic call processing capabilities, as well as basic system operation and maintenance; (iii) changes to maintain compatibility between a new system release and features existing in a prior system release (when initially introduced, a new system release may not always be fully compatible with features available immediately prior to such release); (iv) a platform for optional Software features; and (v) consolidations of periodic fixes and overwrites. A Software Update can also be a Point Release or a Major Release or a Craft, if it meets any of those definitions.

     o "Standard Base Software Release" shall mean a Base Software Release that is no more than two Base Software Releases including the then current generally available release. For example, if Major Release
          14.0 is the current GA release, thus Standard, it and Major Release
          13.0 are considered Standard Base Software Releases.

     o "Subscriber" shall mean a user of PURCHASER's wireless telecommunications services as described in this entire Appendix E.

     o "T&M Basis" shall mean time and material, at SUPPLIER's then prevailing rates.

     o "Technical System Support" and "TSS" shall mean the support offered on a Program 1, Program 2, Program 3 or T&M Basis, as more particularly described and defined in this entire Appendix E.

     o "WTSC" shall mean SUPPLIER's Wireless Technical Support Center or equivalent designated center. SUPPLIER reserves the right to provide the services described herein from one or more such centers.

3.0  PROGRAM DESCRIPTIONS
The LWSS program includes two components:
     o Base Release System Software (BRSS) provides the customer all Software Updates, including major release point release and crafts made generally available. BRSS entitles customer to use the features and functionality delivered in Software Updates including, but not limited to:
          - Software to support system improvements, including performance and operations
          -    Compatibility of existing features with the new release
          -    New base/standard Software features and functionalities
          - Platform for Optional Software features and optional hardware features
          -    Release compatibility with Translations Entry Assistant
          - Permanent and/or temporary fixes of problems in prior Software releases

     o Technical Support Services (TSS) encompasses support exceeding the level of support provided to the customer during the warranty period for Software, which includes defect reporting, remedies for defects, information dissemination, and problem solving status. Services are grouped into three categories: TSS Outage and Impairment Support, TSS Assistance Request Support, and TSS Technical Consulting and Knowledge Transfer Support. The scope of services provided for in TSS program includes:
          -    Problem consultation

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          - Troubleshooting assistance (including identification of any service-affecting consequences of trouble experienced)
          -    Emergency recovery expertise
          -    Remote assistance, including Remote Diagnostic Sessions
          -    On-line remote monitoring of service-affecting conditions
          -    Necessary repair of Software

Covered software for both BRSS and TSS include:
     o    Operating Software for each 5ESSR Switch Manager (Administrative
          Module)
     o    Operating Software for each ECP (Executive Cellular Processor)
     o    Operating Software for each OMP (Operations and Maintenance
          Processor)
     o    Operating Software for each AP (Applications Processor)
     o    Operating Software for Lucent cells including CDPD
     o    Wireless Data IWF (Inter Working Function) Software
     o    CDMA OTAF (Over the Air Activation) Software
     o AutopaceR and WatchmarkTM Prospect - Lucent AMPS/CDMA/TDAM R.xx (WatchMark Prospect) Software
     o Feature Software over and above the base feature Software included in the respective operating Software packages set forth above
     o    Software Updates to the Software packages set forth above
     o    Such other Software as Supplier may agree in writing

LWSS Program components are based on an annual fee payable in advance. Annual fees are based on the number of Pricing Units existing at the end of the preceding year. Customer shall have an option to select for each calendar year based upon counts of Subscribers, Cells or ECPs.

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           Lucent Wireless System Support ( LWSS) Program Descriptions

Technical System Support

Service                                  Program 1               Program 2               Program 3            T&M  (No TSS)
Elements
Outage and Impairment Support is available for Severity level 1 outages
Telephone Response                       10 minutes              10 minutes              10 minutes           reasonable efforts
  Time
Outage Recovery                          7x24x365                7x24x365                7x24x365             7x24x365
  included hours
Outage reports                           yes                     yes                     yes                  yes

Assistance Request Support, Non Emergency Assistance
Number of Tickets                        unlimited               unlimited               unlimited            unlimited

Phone Access to WTSC                     Limited number of       Any registered          Any registered       Limited number of
  for AR's                               registered employees    employee                employee             registered employees
                                         12 per ECP                                                           12 per ECP

Telephone Support Times                  Mon. thru Fri.          Mon. thru Sat.          7x24x365             No included hours. All
Local time zone of ECP                   8:00AM - 5:00 PM        8:00AM - Midnight                            access billed

Support rate for calls                   $400 per hr             $400 per hr             not applicable       $500 per hr
out of included period                   2 hr min                1 hr min                                     4 hr min

Internet access for status               Yes                     Yes                     Yes                  Yes
  of AR's

CTA Facilitation
 All individual AR's                     Monitor                 Monitor                 Monitor              No CTA Service
 User Group AR's                                                 Expedite
 Customer To Priority                                            Expedite
 AR metrics                                                                              Manage

CTA Reviews;                             Annual conf.            Quarterly conf.         Monthly conf.        No CTA Service
  Frequency & Method                     call                    call                    call

Technical Consulting and knowledge Transfer Support
Customer Advocacy                        Yes                     Yes                     Yes                  No CTA Service

Electronic access to                     Yes                     Yes                     Yes                  No CTA Service
support information
Extranet

CTA Consulting Services                  50 hrs                  100 hrs                 Unlimited special    No CTA Service
  hours per ECP per year                                                                 customer technical
                                                                                         inquiries
                                         add'l hr; $150/hr       add'l hr; $150/hr       add'l hr; $150/hr

User Groups                              2 per company free,     unlimited free          unlimited free       $2000 each
AMUG, PMUG                               $1000 ea add'l          attendance              attendance
Other groups

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Technical Consulting and Knowledge Transfer Support continued

Service                                  Program 1               Program 2            Program 3               T&M  (No TSS)
Premium Services                         none                    none                 1 network               none
 included                                                                             performance
                                                                                      analysis per ECP

Remote Event coverage                    in hours:               in hours:            1 event of up to        in hours:
                                         $200/ hr                $150/hr              4 hrs per quarter,      $300/hr
                                         2 hr min                2 hr min             free per ECP add'l      2 hr min
                                         out of hours:           Out of hours         events, $150/ hr
                                         $300/hr                 $300 /hr             Out of hours: $450/hr
                                         2 hr min                2 hr min             2 hr  min


Performance Objectives, assistance requests will be assigned a Severity Level

Response in minutes for "In hours"
Severity level      Program 1 Target      Program 2 Target      Program Level 3
Target
SL 1                   10 min                 10 min                10 min
SL 2                   10 min                 10 min                10 min
SL 3                   20 min                 10 min                10 min
SL 4                   30 min                 10 min                10 min

Response in Minutes for "Out of hours"
SL 1                   10 min                 10 min                10 min
SL 2                   20 min                 10 min                10 min
SL 3                   30 min                 20 min                20 min
SL 4                   40 min                 30 min                30 min

Resolve, non design
SL 1                   10 days                7 days                2 days
SL 2                   60 days                45 days               30 days
SL 3                   120 days               90 days               45 days
SL 4                   240 days               180 days              60 days

Resolve, design change
SL 1                   90 days                60 days               45 days
SL 2                   180 days               120 days              90 days


Nothing herein shall be deemed to deny SUPPLIER the right to discontinue PRODUCT or SOFTWARE in accordance with its standard policies and/or the terms of this AGREEMENT as applicable.

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                                  APPENDIX E-1

                    Base Release Software and Service Program


1.0  ELIGIBILITY REQUIREMENTS FOR BRSS

     1.1 Installation Performed by SUPPLIER or by PURCHASER and Observation by SUPPLIER
          Standard Base Software Releases furnished by SUPPLIER are eligible for updating and related services under BRSS without initial evaluation by SUPPLIER, provided BRSS commences not later than the end of the applicable warranty period for the respective Software, and, provided further, that if PURCHASER installs the Software, SUPPLIER is given the opportunity, at its option, to observe and comment on the installation and ultimately accepts that the installation was properly performed. Billing to PURCHASER for such observations will be on a time and material basis.

     1.2  Other Situations
          In all other situations, Software shall not be eligible for BRSS until SUPPLIER, at its option, has made an initial evaluation, to determine whether modifications are required to make the Software eligible. Billing to PURCHASER for such observations will be on a time and material basis. If, in SUPPLIER's judgment, modifications are required for this purpose, SUPPLIER will provide an estimate to PURCHASER of the costs of making such modifications, including the price for updating the Software to a current, supported, Standard Base Software Release. Upon PURCHASER's acceptance of the estimate, PURCHASER will be billed based on SUPPLIER's estimate for such evaluation, and any such modifications furnished by SUPPLIER. Software will not be eligible for BRSS unless SUPPLIER determines that the Software is in good working order in accordance with its specifications and can be maintained in such condition.

     1.3  PURCHASER's Warranties of Authority
          PURCHASER warrants, as a condition of eligibility, that PURCHASER is the owner or lessor of any equipment that runs the Software for which BRSS will be provided under this Appendix E -1, or that PURCHASER has the equipment owner's written authorization to operate such equipment and obtain such support services under this Appendix E -1. PURCHASER further warrants that PURCHASER is the licensee of the Software for which BRSS will be provided under this Appendix E -1.

     1.4  Additional Requirements
          Base Release Software and Service is offered only for equipment manufactured by SUPPLIER and equipment manufactured for SUPPLIER pursuant to specifications controlled by SUPPLIER. Base Release Software and Service is available only on a system basis. As used herein, a "system" is a FLEXENT(TM)/AUTOPLEX(R) ECP and its attendant cells and related equipment. To be eligible for BRSS, a system must:

          o have been installed by SUPPLIER or, if not installed by SUPPLIER, at SUPPLIER's option, it must pass an acceptance test to the satisfaction of SUPPLIER. This acceptance test will be available only at a separate fee and will be billed on a time and material basis.
          o be operating on a standard release of Base Release Software as defined in Section

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               2.0.

          PURCHASER must have the same support level on all of its PCS and AMPS systems and equipment. For example, if PURCHASER operates CDMA PCS systems and analog/CDMA AMPS systems, PURCHASER is required to maintain the same support levels for all of its PCS and AMPS systems.

          PURCHASER must subscribe to the Base Release Software and Service Program for all of its systems in order to purchase any of the three TSS Programs.

          SUPPLIER must, as provided in Section 2.14 of Appendix E-2, be given the right to electronically access system configuration and operational data and to use automated tools to diagnose such information, and to have access to all relevant PURCHASER personnel to enable SUPPLIER to understand and diagnose a reported problem. Without such access, SUPPLIER will not be held to any applicable support performance objectives set forth in this entire Appendix E.


2.0  BASE RELEASE SOFTWARE AND UPDATES

     During any period for which PURCHASER has paid the applicable BRSS Program fees, or for which the BRSS Program is provided at no additional charge under the terms of this entire Appendix E, SUPPLIER will provide to PURCHASER all Software Updates (including Major Releases, Point Releases and Crafts) that are made generally available by SUPPLIER during such period. SUPPLIER will notify PURCHASER of the availability of each Software Update. Such notifications shall include a description of the content of the Software Update to be provided by SUPPLIER including a list of all new Optional Software Features. SUPPLIER shall also notify PURCHASER of preconditions (e.g. additional hardware) for installing such Software Update and/or use of any such new Optional Software Features. The fulfillment of all such preconditions shall be the responsibility of PURCHASER.

     Subject to the provisions of this Appendix E-1, SUPPLIER shall also update Documentation to incorporate new or revised operating procedures resulting from issuance of Software Updates.

     Software Updates shall be individually warranted, as provided in Software warranty provisions of this AGREEMENT, and PURCHASER shall have a right to possess and use Software Updates, as provided in the Software licensing provisions of this AGREEMENT. Failure to pay any applicable BRSS fees for Software Updates shall not void the license granted under this AGREEMENT for Licensed Software, including prior Software Updates properly in PURCHASER's possession, for which PURCHASER has fully paid all applicable BRSS fees. PURCHASER acknowledges that if PURCHASER fails to continue to pay BRSS fees, PURCHASER shall not receive any permanent warranty fixes embodied in subsequent Software Updates, but nothing herein shall be deemed to deprive PURCHASER of any program corrections, work around procedures or other temporary or permanent fixes to which PURCHASER may be entitled with respect to Software warranty defects noticed to SUPPLIER during the applicable Warranty Period or under any TSS Program. SUPPLIER shall not be deemed to be in breach of its Software warranty obligations under this AGREEMENT with respect to an identified defect, if SUPPLIER has furnished or intends to furnish, in a timely manner, a permanent warranty fix in a Software Update available to PURCHASER, and PURCHASER shall have no claim for refund or credit under such warranty provisions in such

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     circumstances. Nothing herein shall excuse SUPPLIER of any obligation SUPPLIER may have under applicable warranty provisions or TSS Program to use all reasonable efforts to effect such a temporary fix during any such pending permanent fix.

     BRSS entitles PURCHASER to use the features and functionality delivered with Software Updates, including, but not necessarily limited to:
          o Software to support system improvements, including performance and operations
          o    Compatibility of existing features with the new release
          o    New base/standard Software features and functionalities
          o Platform for Optional Software Features and optional hardware features
          o    Release compatibility with Translations Entry Assistant
          o Permanent and/or temporary fixes of problems in prior Software releases

     BRSS does not entitle PURCHASER to use Optional Software Features resident in a Software Update, except to the extent that PURCHASER has separately paid the applicable license fees for the use thereof. Nothing in this entire Appendix E shall be deemed to require SUPPLIER to make any new specific Software features and/or enhancements of Software available as part of SUPPLIER's Software Updates. SUPPLIER shall have the sole right to determine whether a new functionality shall be a new base Software feature or functionality or an Optional Software Feature.

     SUPPLIER reserves the right to determine the number of Software Updates that will be issued each calendar year for each type of Software covered by BRSS. SUPPLIER's current program for Software Updates is described in further detail in this Appendix E-1.

3.0  BASE RELEASE SERVICE

     3.1  Software Delivery
          Upon receipt of notice of availability of a Software Update, PURCHASER may indicate its desire to obtain the update as follows:

          3.1.1 Retrofits
               Retrofits must be scheduled. PURCHASER may request Retrofits through its Customer Team Sales representative.

          3.1.2 Non-Retrofit Software Updates
               PURCHASER may request Software Updates that are not Retrofits by calling the WTSC at 1-800-225-4672, or such other location as SUPPLIER may designate. Calls must be made Monday through Friday, SUPPLIER's holidays excluded, during the hours of 8:00AM to 5:00PM, Central Standard Time.

          3.1.3 Medium of Delivery
               Software Updates shall be delivered by SUPPLIER in such medium (e.g. tapes, discs or electronic distribution) as SUPPLIER shall determine in its discretion.

     3.2  Pre-Installation Support
          SUPPLIER shall furnish to PURCHASER, Documentation relating to Software Updates that contains information regarding the preconditions to installation that must be fulfilled by PURCHASER and instructions to be followed during installation. It is

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Lucent Technologies Inc./Verizon Wireless      Appendix E          Page 9 of 31
Definitive Agreement                                   Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

     PURCHASER's obligation to become familiar with this material prior to commencing any self-installation of the Software Update. As part of BRSS, SUPPLIER will, at no additional charge, provide answers to a reasonable number of questions and otherwise provide a reasonable level of pre-installation support to PURCHASER concerning this information and these instructions. Such support is available Monday through Friday, SUPPLIER's holidays excluded, during the hours 8:00AM and 5:00PM, Central Standard Time. A request for support outside these hours will be treated as non-emergency Assistance Requests (as described in entire Appendix E-2) and will be charged on a T&M basis, except to the extent that such AR is not subject to charge under an applicable TSS Program.

     3.3  Installation Support
          During PURCHASER's installation of a Software Update, SUPPLIER shall be available to provide a reasonable level of remote telephonic support to resolve encountered problems. Such support shall be available on a 7X24X365 basis by calling the WTSC at 1-800-225-4672, or such other location as SUPPLIER may designate.

     3.4  Retrofit Support
          In addition to standard pre-installation and installation support, SUPPLIER will provide to PURCHASER additional tools and services when a Retrofit is involved if PURCHASER is obtaining BRSS. Retrofits are involved when an ECP Major Release or a 5ESS(R) Major Release is replaced by a newer Major Release. A Retrofit requires the use of specialized Software and procedures to evolve existing database translations in order to make a Product ready to receive and operate a new Major Release. Retrofit procedures will vary from Major Release to Major Release.

          3.4.1 ECP Retrofits
               SUPPLIER will provide, as part of BRSS, an On-Site Retrofit ("OSR") software tool that may be run by PURCHASER on PURCHASER's OMP to perform selected activities relating to evolving database translations. If PURCHASER elects an On-Site Retrofit, SUPPLIER, through its ODD Retrofit Group, will provide remote telephonic support for requirements issues and error resolution. This support is available Monday-Friday, SUPPLIER's holidays excluded, during the hours 8:00AM - 5:00PM, Central Standard Time, by calling the WTSC at 1-800-225-4672, or such other number as SUPPLIER may designate. Requests for such support outside of these hours will be treated as non-emergency Assistance Requests and are subject to billing on a T&M basis. Such out-of-hours support is not included in any TSS Program Customer may have obtained under Appendix E-2.

          3.4.2 5ESS(R) Switch Retrofits
               SUPPLIER will provide, as part of BRSS, 5ESS(R) Switch Retrofits. Procedures will be announced to PURCHASER as appropriate.

     3.5  Restrictions on Access to WTSC
          Only employees, authorized agents, and contractors of PURCHASER may access the WTSC. All such personnel must be registered to have telephonic or Internet access into the WTSC or to the AR Database. The number of PURCHASER personnel that may be registered depends on the level of service that PURCHASER has elected. PURCHASER shall not request registration of any agent or contractor unless such agent or contractor is

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Lucent Technologies Inc./Verizon Wireless      Appendix E          Page 10 of 31
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

          bound to use access to the WTSC or the AR Database and information learned by such access only in connection with work for PURCHASER, and is otherwise not authorized to use or disclose such information. PURCHASER has the responsibility to inform SUPPLIER upon termination of any registered personnel so that WTSC access privileges for said person may be revoked. Under no circumstances will SUPPLIER support, or PURCHASER allow, individuals who are not employees, authorized agents, and contractors of PURCHASER to access the WTSC or the AR Database.

     3.6  On-Site Technical Assistance
          Base Release Service is provided from the WTSC or other SUPPLIER location that is remote from the site where PURCHASER's systems are located. At PURCHASER's request and SUPPLIER's discretion, SUPPLIER may dispatch personnel and or equipment to PURCHASER's site to assist PURCHASER in preparing to install and/or installing a Software Update. At PURCHASER's request, and as agreed to by SUPPLIER, SUPPLIER may provide on-site technical assistance beyond such remote support. On-site assistance is not included in BRSS, and will be billed to PURCHASER at a minimum of eight (8) hours a day on a T&M basis. Reasonable travel and living expenses incurred by SUPPLIER will also billed to PURCHASER for on-site service.


4.0  COMMENCEMENT OF BRSS PROGRAM

     4.1  General
          BRSS may be ordered only for an annual period effective on January 1 of the succeeding calendar year. The BRSS fee for that annual period will be determined by using the number of Pricing Units existing on December 31st of the preceding year. For example, if PURCHASER places an order for BRSS for calendar year 2001, based on per ECP pricing, the fee shall be determined by the number of ECPs existing in all of PURCHASER's systems on December 31, 2000. This general provision is subject to certain special rules set forth in the remainder of this
          Section 4 and in Section 1 above.

     4.2  First System
          If this AGREEMENT provides for SUPPLIER's supply of PURCHASER's first system(s) comprised of SUPPLIER's equipment, PURCHASER shall in consideration of payment of the applicable Initial Operating Fees be entitled to BRSS until the end of the calendar year in which the first of such systems is deployed. This support starts on the day that installation and integration of the system is complete, when SUPPLIER performs the installation of the system. If SUPPLIER does not install all of the system, such support will be provided only upon written request of PURCHASER made within thirty (30) days of completion of installation of the system and after the system has been deemed eligible for such support, as provided in Section 1 above.

     4.3  Additional Systems
          If PURCHASER has existing systems covered by BRSS, any new SUPPLIER-manufactured or furnished system deployed by PURCHASER, whether or not purchased from SUPPLIER under this AGREEMENT, shall receive BRSS coverage, at no additional charge, for the remainder of the calendar year in which the deployment occurs. This support starts on the day that installation and integration of the system is complete, when SUPPLIER performs the installation of the system. If SUPPLIER does not install

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Lucent Technologies Inc./Verizon Wireless      Appendix E          Page 11 of 31
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

          all of the system, such support will be provided only upon written request of PURCHASER made within thirty (30) days of completion of installation of the system and after the system has been deemed eligible for such support, as provided in Section 1 above.

     4.4  Addition of Existing Systems
          Notwithstanding Section 4.3 above, if PURCHASER obtains from any third party additional existing systems then providing service to the public, by purchase, lease, merger or otherwise, such acquired systems shall not automatically be included in the group of PURCHASER's systems covered by BRSS. However, upon request of PURCHASER, which SUPPLIER shall not unreasonably withhold or delay, and subject to mutual agreement as to fees and other appropriate terms and conditions, such existing systems may be so included. This support starts only after the existing system has been deemed eligible for such support, as provided in Section 1 above.


5.0  RENEWALS
     For so long as SUPPLIER continues to offer BRSS as described in this entire Appendix E, PURCHASER's BRSS may be renewed on January 1st of the next calendar year. Unless PURCHASER notifies SUPPLIER in writing to the contrary no later than the November 15th prior to that January 1st, PURCHASER's existing BRSS Program shall automatically be renewed on the same pricing option basis in effect in the current year.


6.0  BRSS CHARGES AND INVOICING

     6.1  Standard Charges for BRSS
          BRSS is based on an annual fee payable in advance. Annual fees are based on the number of Pricing Units existing at the end of the preceding year, as described in this entire Appendix E. For example, the annual fee due for BRSS for the calendar year 2001, based on ECP shall be determined by multiplying the number of all of the ECPs in all of PURCHASER's systems on December 31, 2000, by the appropriate per ECP charge.

     6.2  Determination of Pricing Units
          Promptly following December 31st of each calendar year, if PURCHASER has elected to obtain a BRSS for the following year, PURCHASER shall provide to SUPPLIER in writing a count of the applicable Pricing Units existing as of said date. Such count is subject to verification by SUPPLIER. Customer grants SUPPLIER the right to use any information learned by SUPPLIER in performing services under this entire Appendix E in connection with any verification activities.

     6.3  Invoicing
          All such invoices rendered for BRSS shall be due and payable within thirty (30) days of the date of invoice. Invoices shall be rendered as provided below:
               o Annual fees for BRSS are billable in January. For example, the fees for BRSS purchased for calendar year 2001 are billable in January 2001, based on a Pricing Unit count as of December 31, 2000.

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Lucent Technologies Inc./Verizon Wireless      Appendix E          Page 12 of 31
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

               o Time and material charges are separately billable and will be invoiced by SUPPLIER.

7.0      SUPPORT FOR RELOCATED SOFTWARE
         Software to be supported by SUPPLIER under this entire Appendix E, which is moved to another Designated Processor of PURCHASER within the Territory, and Software which is moved together with its Designated Processor to another location of PURCHASER's within the Territory, shall continue to be covered by PURCHASER's BRSS, provided that SUPPLIER has received thirty (30) days prior written notice of such relocation and PURCHASER agrees to pay additional charges if the move increases SUPPLIER's costs or expenses of providing BRSS. SUPPLIER reserves the right to inspect (one time) the Software as installed at the new location to determine its eligibility for support as provided in Section 1 above. SUPPLIER further reserves the right to supervise the unloading (if any) of the Software from the processor and the reinstallation of the Software at the new installation location. If SUPPLIER chooses to perform the above stated inspection and/or supervisions, SUPPLIER shall be entitled to be compensated for such services on a T&M basis.

8.0      TERMINATION OF BRSS
         Either party may terminate any effective BRSS, and SUPPLIER may terminate any of the services provided in this entire Appendix E and may modify BRSS and the provisions of the Software Support Policy set forth in Section 9 below, but no such termination and no substantial modification shall be effective except upon ninety (90) days prior written notice, and no such termination by SUPPLIER shall take effect until the end of the calendar year in which such ninety (90) day notice is effective. In the event of any such termination by either SUPPLIER or PURCHASER or modification by SUPPLIER, no refund or forgiveness of any or all of the applicable fees previously paid or due for such calendar year shall be payable to PURCHASER. Nothing herein shall be deemed to excuse SUPPLIER from any general support obligation set forth elsewhere in this AGREEMENT.

9.0      SOFTWARE SUPPORT POLICY

     9.1  Normal Progression/Skipping
          SUPPLIER's Software is typically designed for sequential Retrofit/upgrade progression (for example, ECP Major Release 16.0 to ECP Major Release 17.0). In some cases, skip Retrofits may be available (for example, ECP Major Release 11.0 to ECP Major Release 13.0, skipping ECP Major Release 12.0). SUPPLIER makes no commitment that any Major Release can be skipped. Moreover, where skipping is available, additional charges may apply. PURCHASER should evaluate each new release, consider its application, consider the availability of skipping or the lack thereof, and select the Software migration plan that best suits its needs.

     9.2  Rate of Issuing Releases
          Currently, on average, two Major Releases for the ECP and cells, one Major Release for the 5ESS(R)2000 Switch, and applicable Point Releases and Software Updates are released annually. SUPPLIER reserves the right to determine the number of Software Updates that will be issued each calendar year.

     9.3  Major Release Life Cycle Ratings

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Lucent Technologies Inc./Verizon Wireless      Appendix E          Page 13 of 31
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*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

          Software ratings apply to Major Releases. Once a Major Release becomes generally available to SUPPLIER's customers (i.e. it becomes a Standard Base Software Release), it begins to migrate through four product ratings during its life cycle: Standard ("STD"), Additions and Maintenance ("A&M"), Limited Availability ("LA"), and Discontinued Availability ("DA"). Differently rated Major Releases are subject to different levels of support and use. The length of time that a Major Release remains at each product rating varies depending upon SUPPLIER's schedule for issuing new Major Releases. Once a software release has been declared STD, it will remain in that classification until two succeeding Major Releases have been declared STD. With succeeding Major Releases, the original release moves down in rating. At any point in time, SUPPLIER fully supports only two STD Major Releases. For example, if Software Major Releases are issued every six months, the rating for a particular release evolves as follows. The initial Major Release will remain STD until the second succeeding Major Release is issued (i.e. one year later). During that year period, the original and the first succeeding Major Release maintain a STD rating. At the end of that period, the original Major Release will move down one rating to A&M. With the issuance of the third succeeding Major Release (i.e. 18 months later), the original Major Release moves down one rating to LA. With issuance of the fourth succeeding Major Release, two years after the original Major Release, that release will move down to the final DA rating. Any Software Update other than a new Major Release that is issued during a rating period will not change or otherwise affect the rating of the Major Release. For example, if while ECP Major Release 15.0 is rated STD SUPPLIER issues a Point Release for that release, Major Release 15.0 will retain its STD rating. Such Software Update shall be considered part of the Major Release and will have the same rating as that Major Release.

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Lucent Technologies Inc./Verizon Wireless      Appendix E          Page 14 of 31
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                  BRSS Program
                             Pricing Units and Fees

1.   PRICING UNITS
Annual fees for BRSS Programs are based on Pricing Units existing on a date certain. For purposes of determining such fees, Pricing Units are defined as follows:

     ECP: An "ECP" is a SUPPLIER-manufactured Executive Cellular Processor installed in any of PURCHASER's PCS or AMPS systems in the Covered Systems, whether or not such ECP was installed by or sold to PURCHASER by SUPPLIER, and regardless of the technology supported by such ECP (e.g. analog, CDMA, and TDMA).

For Pricing Schedule per ECP, please see Appendix A.


2.   COUNT OF PRICING UNITS
Except as provided below, the scope of Covered Systems and Pricing Units will be counted as of December 31st of the year preceding the year for which BRSS will be provided.

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Lucent Technologies Inc./Verizon Wireless      Appendix E          Page 15 of 31
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                       Support Availability for Different
                                Software Ratings*

---------------------------------------------------------------
                         STD        A&M        LA        DA
---------------------------------------------------------------
SUPPORT
Outage                   Yes        Yes1       Yes2      Yes3
Non-Outage               Yes        Yes1       No        No
---------------------------------------------------------------
SOFTWARE UPDATES
ISSUED
Software Updates         Yes        Yes1       No        No
---------------------------------------------------------------
SOFTWARE
MODIFICATIONS
MADE+
Outage                   Yes        Yes1       Yes2      No
Billing/Call Processing  Yes        Yes1       Yes2      No
Non-Service Affecting    Yes        No         No        No
Software Enhancements    Yes        N/A        N/A       No
Special Features         Yes        No         No        No
---------------------------------------------------------------
PROCEDURES
Retrofit From            Yes        Yes        Yes       No
Retrofit To              Yes        Yes        No        No
Procedures Archived      No         No         No        Yes4
Support Tools Archived   No         No         No        Yes4
New Start Cutover        Yes        No         No        No
---------------------------------------------------------------
RELEASE SPECIFIC
Software Maintained      Yes        Yes        Yes       No
Documentation            Yes        Yes        Yes       No
Maintained
Software Archived        No         No         No        Yes4
Documentation Archived   No         No         No        Yes4


---------------------------------------------------------------

+ SUPPLIER reserves the right to implement software to problems in succeeding Major Releases of that Software

1    Available only if considered a Severity 1 or 2 problem

2    Available only if considered a Severity 1 problem

3 Available for attempted recovery only of the most recently DA'd release, using PURCHASER's copy of the Software. SUPPLIER makes no commitment that it can or will provide any fix or work-around by overwrite or any other method. When a Software release reaches DA, Assistance Requests are no longer addressed.

4    These are limited to the first year of DA rating.

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Lucent Technologies Inc./Verizon Wireless      Appendix E          Page 16 of 31
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*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                  APPENDIX E-2

                           Technical Support Services

1.0  SOFTWARE WARRANTY SUPPORT
Certain Software technical support is available during the warranty period for Software, as described elsewhere in this AGREEMENT, in consideration of PURCHASER having paid the Initial Operating Fees or the BRSS Program fees applicable to such Software. This support is available regardless of any election by PURCHASER to obtain optional Technical System Support. The provisions of this section are in addition to the applicable warranty provisions for such Software.

This support, which is provided at no additional charge to PURCHASER, includes the following:

     o Defect Reporting: Reporting procedures are set forth in Section 2.9 below.

     o Remedies for Defects: Remedies include furnishing a Software modification or "fix" for Software that is not substantially compliant with applicable specifications. If a Software modification is not appropriate or feasible, a workaround may be developed to remedy the defect. SUPPLIER reserves the right to include permanent fixes in Software Updates to such Software under the BRSS Program.

     o Information Dissemination: So long as PURCHASER's system Software remains under warranty PURCHASER shall be entitled to receive dissemination of information to substantiate compliance with specifications and to notify customers of any problems (for example, bulletins, alerts, informational updates, etc.).

     o Problem Solving Status: Support during the warranty period includes the right for registered users to access the WTSC for defect related problem solving status via the Internet. See Section 2.9.2 below.

2.0  TECHNICAL SYSTEM SUPPORT

     2.1  General
          Technical System Support encompasses support exceeding the level of support provided to PURCHASER under Section 1 above. TSS is optional. Three packaged levels of support are available: Program 1, Program 2 and Program 3. If PURCHASER selects one of these packages, SUPPLIER shall provide support as outlined in this entire Appendix E, but nothing herein shall require SUPPLIER to correct any software defects that SUPPLIER would not be required to correct under any warranty applicable to the Software as delivered to PURCHASER. If PURCHASER does not elect to receive TSS, PURCHASER may obtain selected services on a T&M basis. Permanent Software corrections may or may not be provided under TSS, depending upon the complexity and/or criticality of each case, as in all events SUPPLIER reserves the right to implement permanent corrections in a Software Update of the affected Software.

     2.2  Eligibility Requirements for TSS

          2.2.1 Installation Performed by SUPPLIER or by PURCHASER and Observation by SUPPLIER
                Standard Base Software Releases furnished by SUPPLIER are eligible for TSS

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Lucent Technologies Inc./Verizon Wireless      Appendix E          Page 17 of 31
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*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                Program support without initial evaluation by SUPPLIER, provided the TSS Program commences not later than the end of the applicable warranty period for the respective Software, and, provided further, that if PURCHASER installs the Software, SUPPLIER is given the opportunity, at its option, to observe and comment on the installation and ultimately accepts that the installation was properly performed. Billing to PURCHASER for such observations will be on a time and material basis.

          2.2.2 Other Situations
                In all other situations, Software shall not be eligible for TSS Program support until SUPPLIER, at its option, has made an initial evaluation to determine whether modifications are required to make the Software eligible. Billing to PURCHASER for such observations will be on a time and material basis. If, in SUPPLIER's judgment, modifications are required for this purpose, SUPPLIER will provide an estimate to PURCHASER of the costs of making such modifications, including the price for updating the Software to a current, supported Standard Base Software Release. Upon PURCHASER's acceptance of the estimate, PURCHASER will be billed based on SUPPLIER's estimate for such evaluation, and any such modifications furnished by SUPPLIER. Software will not be eligible for TSS unless SUPPLIER determines that the Software is in good working order in accordance with its specifications and can be maintained in such condition.

          2.2.3 PURCHASER's Warranties of Authority
                PURCHASER warrants, as a condition of eligibility, that PURCHASER is the owner or lessor of any equipment that runs the Software for which TSS will be provided under this entire Appendix E, or that PURCHASER has the equipment owner's authorization to operate such equipment and obtain such support services under this entire Appendix E. PURCHASER further so warrants that PURCHASER is the licensee of the Software for which TSS will be provided under this entire Appendix E.

          2.2.4 Additional Requirements
                Technical System Support is offered only for equipment manufactured by SUPPLIER and equipment manufactured for SUPPLIER pursuant to specifications controlled by SUPPLIER. Technical System Support is available only on a system basis. As used herein, a "system" is a FLEXENT(TM)/AUTOPLEX(R) ECP and its attendant cells and related equipment. To be eligible for one of the TSS Programs, a system must:
                    o have been installed by SUPPLIER or, if not installed by SUPPLIER, at SUPPLIER's option, it must pass an acceptance test to the satisfaction of SUPPLIER. This acceptance test will be available only at a separate fee and will be billed on a time and material basis.
                    o be operating on a standard release of Base Software as defined in the BRSS Program provisions in this Appendix E-1.

               PURCHASER must have the same support level on all of its PCS and AMPS systems and equipment. For example, if PURCHASER operates CDMA PCS systems and analog/CDMA AMPS systems, PURCHASER is required to maintain the same support levels for all of its PCS and AMPS systems.

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Lucent Technologies Inc./Verizon Wireless      Appendix E          Page 18 of 31
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*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

               PURCHASER must subscribe to the Base Release Software and Service Program for all of its systems in order to purchase any of the three TSS Programs.

               SUPPLIER must, as provided in Section 2.14 of this Appendix E-2, be given the right to electronically access system configuration and operational data and to use automated tools to diagnose such information, and to have access to all relevant PURCHASER personnel to enable SUPPLIER to understand and diagnose a reported problem. Without such access, SUPPLIER will not be held to any applicable support performance objectives set forth in this entire Appendix E.

     2.3  Scope of Services Provided for TSS Program
          The following provisions outline the scope of the services available if PURCHASER elects to obtain one of the three TSS packages.
               o    Problem consultation
               o Troubleshooting assistance (including the identification of any service-affecting consequences of trouble experienced)
               o    Emergency recovery expertise
               o    Remote assistance, including Remote Diagnostic Sessions
               o    On-line remote monitoring of service-affecting conditions
               o    Necessary repair of Software
               o All other services and other activities, if any, described below in this Section 2

          These services are grouped into three categories, described fully in Sections 2.5, 2.6 and 2.7 below.

               o    TSS Outage and Impairment Support
               o    TSS Assistance Request Support
               o    TSS Technical Consulting and Knowledge Transfer Support

     2.4  Exclusions
          The TSS Programs do not include SUPPLIER's performance of standard operator operations, administration and maintenance functions, such as troubleshooting, replacement of faulty circuit packs, etc. In addition, the TSS Programs do not include:

               o Work external to the covered Software, including work to fix any hardware associated with the system in which the Software operates. Repair or replacement of the hardware shall be subject to the terms of the SUPPLIER warranty or other agreement(s) of the parties, if any, applicable to the hardware
               o Specification changes or services in connection with relocation of covered Software
               o Service which is necessitated because of changes not authorized by SUPPLIER in the designated processor, hardware configuration, covered Software, or environment in which covered Software operates
               o Modification or replacement of covered Software, repairs, or increase in service time caused by:
                    - Causes external to covered Software such as failure to provide suitable

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Lucent Technologies Inc./Verizon Wireless      Appendix E          Page 19 of 31
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                         operating environment
                    -    Acts of God, such as lightning, fire, flood, etc.
                    - Actions of third parties or other events outside of SUPPLIER's control
                    - PURCHASER's use of covered Software or the system on which it operates not in accordance with specifications, operating instructions, or license
                    -    PURCHASER's failure to adequately train its personnel
                    - PURCHASER's failure to properly maintain or backup covered software or the system
                    -    Abuse or neglect of covered Software or system
                    - Modification, relocation, or repair by other than SUPPLIER
                    - Failure of PURCHASER to apply previously available modifications or corrections offered by SUPPLIER
                    - Use of covered Software in combination with other software which is not in SUPPLIER's specifications or approved in writing by SUPPLIER

          Any of such excluded services may be available to PURCHASER, as determined by SUPPLIER on a T&M basis.

     2.5  TSS Outage and Impairment Support
          TSS Outage and Impairment Support is available for Severity 1 outages only. SUPPLIER's support engineers from the WTSC will be available to receive requests for and provide remote recovery assistance to PURCHASER on a 7X24X365 basis. Requests for this support shall be made by Assistance Request as described in Section 2.9.1 below. SUPPLIER's object response time for such requests is discussed in Section 2.8 below. For outages exceeding four (4) minutes in length, SUPPLIER will furnish PURCHASER with a written outage report. If PURCHASER has elected to receive a TSS Program, this support is provided at no additional charge. If PURCHASER's systems are not covered by such a program, except for activities directly and necessarily required to diagnose and/or implement a warranty fix for which SUPPLIER is responsible, SUPPLIER reserves the right to bill PURCHASER for such services on a T&M basis. The elements of this support are summarized below in this Appendix E-2.

     2.6  TSS Assistance Request Support
          TSS Assistance Request Support is available for Severity 2, 3 and 4 Assistance Requests, and as otherwise summarized in this Appendix E-2. SUPPLIER's support engineers from the WTSC will be available to receive requests such service on a 7X24X365 basis. Requests for this support shall be made by Assistance Request as described in Section
          2.9 below. SUPPLIER's target response time for such requests is discussed in Section 2.8 below. If PURCHASER has elected to receive a TSS Program, this support is provided at no additional charge during the "Included Hours", as identified in this Appendix E-2. If PURCHASER's systems are not covered by a TSS program, or if PURCHASER requests commencement of support outside of Included Hours, then, except for activities directly and necessarily required to diagnose and/or implement a warranty fix for which SUPPLIER is responsible, SUPPLIER reserves the right to bill PURCHASER for such services on a T&M basis as provided in this Appendix E-2.

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Lucent Technologies Inc./Verizon Wireless      Appendix E          Page 20 of 31
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

          If PURCHASER has elected to receive a TSS Program, SUPPLIER will provide CTA support to PURCHASER. In SUPPLIER's discretion, SUPPLIER will provide one or more Customer Technical Advocates (CTAs), to assist PURCHASER. SUPPLIER makes no commitment to dedicate any particular employee to PURCHASER full time or otherwise. Among other functions, CTAs will monitor and report on ARs as follows:

               o Program 1: CTAs will monitor and oversee all ARs and report in a yearly conference call

               o Program 2: CTAs will monitor and oversee all ARs and will seek to expedite the closure of a limited reasonable number of those ARs that PURCHASER identifies as top priority or that PURCHASER escalates in a user group (e.g. AMUG/PMUG) reporting in quarterly conference calls

               o Program 3: CTAs will monitor and oversee all ARs, and will seek to expedite the closure of a limited reasonable number of those ARs that PURCHASER identifies as top priority or that PURCHASER escalates in a user group (e.g. AMUG/PMUG) reporting in monthly conference calls. The CTA will manage and present summary performance metrics to document overall respond, and resolve performance on a quarterly basis

     2.7  TSS Technical Consulting and Knowledge Transfer Support
          The elements of TSS Technical Consulting and Knowledge Transfer Support are summarized below in this Appendix E-2. Requests for this support shall be made to PURCHASER's CTA, if any, otherwise to SUPPLIER's Sales Organization serving PURCHASER. If PURCHASER has elected to receive a TSS Program, this support is provided at no additional charge during the "Included Hours", and/or up to certain defined limits as identified in this Appendix E-2. If PURCHASER requests support outside of Included Hours, or in excess of the applicable limit, then, except for activities directly and necessarily required to diagnose and/or implement a warranty fix for which SUPPLIER is responsible, SUPPLIER reserves the right to bill PURCHASER for such services as provided in this Appendix E-2.

          2.7.1 PURCHASER Advocacy
                If PURCHASER has elected to obtain a TSS Program, a CTA will support PURCHASER, and will for no additional charge:

               o serve as a single point-of-contact to co-ordinate resolution of multi-product issues and chronic customer issues across organizations
               o    handle executive escalations and set up executive meetings
               o conduct conference call(s) with PURCHASER at agreed-upon times to review their ARs and champion PURCHASER support issues

          A CTA will act as an advocate of PURCHASER's issues, will identify and escalate PURCHASER issues, track key PURCHASER commitments and represent SUPPLIER at joint PURCHASER and SUPPLIER conference calls and report card/metric reviews as necessary.

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Lucent Technologies Inc./Verizon Wireless      Appendix E          Page 21 of 31
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          2.7.2 Electronic Access to Support Information - Extranet
                SUPPLIER maintains an Extranet Technical Support Database. It is accessible from the Internet on a 7X24X365 basis, except when SUPPLIER's server is being maintained. The Extranet contains support information for users of SUPPLIER's FLEXENT(TM)/AUTOPLEX(R) systems. SUPPLIER reserves the right to add to, delete or otherwise modify the content of the Extranet Technical Support Database. Users must register in order to access the system. SUPPLIER reserves the right to limit the number of registrants per PURCHASER to a reasonable amount. PURCHASER will limit its registrants to its employees. PURCHASER has the responsibility to inform SUPPLIER upon termination of any registered personnel so that Extranet access privileges for said personnel may be revoked. Under no circumstances will PURCHASER allow individuals who are not employees of PURCHASER to access the Extranet. SUPPLIER shall have no liability for failures of access to the Extranet due to PURCHASER or Internet equipment or facilities problems beyond SUPPLIER's control. If PURCHASER elects to obtain a TSS Program, access to the Extranet is provided at no additional charge. If PURCHASER does not elect to obtain a TSS Program, access may be available only at a charge.

          2.7.3 PURCHASER Technical Advocate Consulting Services
                If PURCHASER elects to obtain a TSS Program, PURCHASER will be entitled to a set number of included hours per year of CTA consulting services, as described in this Appendix E-2. The included hours are for remote assistance during the CTA's normal working hours at the CTA's normal place of business. Without the agreement of SUPPLIER, no more than 35% of the included hours for all of PURCHASER's covered systems may be in the same calendar quarter. Additional hours and on-site consultation may be available on a T&M basis. SUPPLIER makes no commitment that CTAs will be available for on-site activities. Such included hours are available for consultation with respect to covered SUPPLIER equipment only (e.g. they may not be used for Third Party IS-634 efforts, which if performed will be charged on a T&M or other agreed basis). Various consulting options exist, as set forth in Appendix E-2.

          2.7.4 User Groups (i.e. AMUG/PMUG)
                PURCHASER user group forums have been established by SUPPLIER to create and maintain an active collaboration between AMPS/PCS users and SUPPLIER. The sessions of these groups offer SUPPLIER's PURCHASER product information and educational PURCHASER technical information. They also provide an opportunity to escalate ARs and to seek to impact SUPPLIER's future direction for system maintenance and development. While these groups currently meet separately, SUPPLIER reserves the right to alter, merge, or further split them. If PURCHASER elects to purchase a TSS Program, PURCHASER will be entitled to the number of free admittances to such forums set forth in this Appendix E-2. The travel and living expenses of attendees, including attendees who are admitted free, are the responsibility of PURCHASER.

          2.7.5 Network Performance Analysis
                If PURCHASER obtains TSS Program 3, PURCHASER will be entitled to

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                receive one Network Performance Analysis (NPA) per ECP per year as provided in this Appendix E-2. NPA provides a comprehensive remote analysis of the ECP's capacity and associated RF environment to identify problem areas and propose solutions. Such analysis may include, but not be limited to TDMA/CDMA/AMPS system configuration, ECP/5ESS capacity utilization, and RF performance metrics. These analyses will be performed on mutually agreed upon dates. Without the agreement of SUPPLIER, no more than 35% of these dates for all of PURCHASER's covered ECPs may be in the same calendar quarter. As part of an NPA, SUPPLIER will provide a report binder containing a summary of findings, along with a detailed written document for the both the ECP/5ESS and RF environment. Included in the report are recommendations for the resolution of any problems revealed during the analysis. Additionally, data diskettes containing supplementary data will be provided along with a PowerPoint presentation of the results.

          2.7.6 Remote Event Coverage
                In some instances PURCHASER may desire prescheduled remote assistance to ensure smooth operation during the performance of scheduled maintenance. SUPPLIER's engineers are available to provide scheduled event assistance, on a remote basis, on a 7X24X365 basis. If PURCHASER has a TSS Program 3, such assistance will be provided at no additional charge or reduced charges, to the extent set out in this Appendix E-2.

     2.8  Technical System Support Performance Objectives
          If PURCHASER elects to obtain a TSS Program, SUPPLIER will use its reasonable efforts to meet the applicable targets set forth in this Appendix E-2 within the stated time or less in 95% of the cases, determined annually. SUPPLIER's performance objectives with respect to a specific problem is subject to the problem being reproducible at either SUPPLIER's designated facility or on PURCHASER's system, verifiable remotely by SUPPLIER. PURCHASER will initially determine the severity level of any problem. However, if during analysis SUPPLIER determines that the severity level of the problem claimed by PURCHASER is inaccurate, SUPPLIER reserves the right to change the severity level and notify PURCHASER accordingly. In addition, SUPPLIER's performance objectives apply only to problems that have been reported through SUPPLIER's AR reporting process by telephone, as described in Section 2.9 below. ARs reported in any manner other than telephonically are not subject to the performance objectives set forth in this Appendix E-2 and shall not be counted in determining SUPPLIER's performance against such objectives. For purposes of determining SUPPLIER's performance against such objectives, a measurement shall be taken once annually after the end of a calendar year for which PURCHASER has paid for a TSS Program, based on ARs closed during the measured year. The foregoing measurements shall only be taken with respect to a complete calendar year for which PURCHASER has paid the applicable annual fee.

     2.9  Assistance Request Procedure
          The provisions of this Section 2.9 apply to requests for correction of Software warranty defects, TSS Outage and Impairment Support and TSS Assistance Request Support.

          2.9.1 Availability of WTSC/Requesting Assistance by Telephone

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                PURCHASER may request assistance, and must request Outage and Impairment Support for Severity 1 outages, by calling the WTSC on 1-800-225-4672, or such other number as SUPPLIER may designate. Telephonic requests for assistance may be made on a 7X24X365 basis. However, if PURCHASER is not operating under a TSS Program, then, except for Outage and Impairment Support for Severity 1 outages, all requests for assistance, including claims regarding potential warranty defects, shall be reported to SUPPLIER as provided in Section 2.9.2 below.

          2.9.2 Availability of WTSC via Internet
                PURCHASER may submit Severity Level 3 and 4 Assistance Requests to the WTSC via the Internet. Except when SUPPLIER's server is being maintained, the web site will be accessible during hours to be published by SUPPLIER. SUPPLIER shall have no liability for failures of Internet access due to PURCHASER or Internet equipment or facilities problems beyond SUPPLIER's control. Assistance Requests submitted via the Internet may be processed by the WTSC only during the hours of 9:00 a.m. to 5:00 p.m., Central Standard Time, and consequently are not covered by response time objectives for telephone calls set forth in
                Section 2.8 above.

          2.9.3 AR Database Access
                SUPPLIER maintains an AR Database that contains the description and status of PURCHASER ARs. Upon submission of an AR by PURCHASER, SUPPLIER will furnish PURCHASER a confirmation giving PURCHASER a corresponding AR tracking number, which PURCHASER can use to access the database over the Internet. Access shall be through a URL designated by SUPPLIER. This access will provide PURCHASER the ability to check AR status and to email the WTSC engineer(s) assigned to PURCHASER's AR(s).

          2.9.4 Restrictions on Access
                Only employees, authorized agents, and contractors of PURCHASER may access the WTSC. All such personnel must be registered to have telephonic or Internet access into the WTSC or to the AR Database. The number of PURCHASER personnel that may be registered depends on the level of service which PURCHASER has elected, as shown in Schedule 3. PURCHASER shall not request registration of any agent or contractor unless such agent or contractor is bound to use access to the WTSC or the AR Database and information learned by such access only in connection with work for PURCHASER, and is otherwise not authorized to use or disclose such information. PURCHASER has the responsibility to inform SUPPLIER upon termination of any registered personnel so that WTSC access privileges for said person may be revoked. Under no circumstances will SUPPLIER support, or PURCHASER allow, individuals who are not employees, authorized agents, and contractors of PURCHASER to access the WTSC or the AR Database.

     2.10 On-Site Technical Assistance
          TSS is typically provided from the WTSC or other SUPPLIER location that is remote from the site where PURCHASER's systems are located. At SUPPLIER's discretion, SUPPLIER may dispatch personnel and or equipment to PURCHASER's

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          site for diagnostic purposes. At PURCHASER's request, and as agreed to by SUPPLIER, SUPPLIER may provide on-site technical assistance in problem resolution beyond such remote support. On-site assistance is not included in any TSS Program, and will be billed to PURCHASER at a minimum of eight (8) hours a day on a T&M basis. Reasonable travel and living expenses incurred by SUPPLIER will also be billed to PURCHASER for on-site service.

     2.11 Commencement of TSS Program

        2.11.1 General
               TSS may be ordered only for an annual period effective on January 1 of the succeeding calendar year. The order may be for a first time purchase of a TSS Program or for an upgrade or reduction in program level. The TSS Program fee for that annual period will be determined by using the number of Pricing Units existing on December 31st of the preceding year. For example, if PURCHASER places an order for Program 3 for calendar year 2001, based on per ECP pricing, the fee shall be determined by the number of ECPs existing in all of PURCHASER's systems on December 31, 2000. This general provision is subject to certain special rules set forth in the remainder of this Section 2.11 and in Section 2.3.

        2.11.2 First System
               If this AGREEMENT provides for SUPPLIER's supply of PURCHASER's first system(s), comprised of SUPPLIER's equipment. PURCHASER shall be entitled to TSS Program 1 which will be provided by SUPPLIER at no charge to PURCHASER until the end of the calendar year in which the first of such systems is deployed. This support starts on the day that installation and integration of the system is complete, when SUPPLIER performs the installation of the system. If SUPPLIER does not install all of the system, such free support will be provided only upon written request of PURCHASER made within thirty (30) days of completion of installation of the system and after the system has been deemed eligible for such support, as provided in Section 2.3. If PURCHASER desires to upgrade to Program 2 or Program 3 support PURCHASER may do so, provided that PURCHASER agrees in writing to purchase such desired level of TSS for all of its systems for the succeeding calendar year. Certain of the benefits of the selected level of free support provided hereunder are subject to allocation as provided in this Appendix E-2.

        2.11.3 Additional Systems
               If PURCHASER has existing systems covered by a TSS Program, any new SUPPLIER-manufactured or furnished system deployed by PURCHASER, whether or not purchased from SUPPLIER under this AGREEMENT, shall receive TSS Program coverage at the same level, at no additional charge, for the remainder of the calendar year in which the deployment occurs. This support starts on the day that installation and integration of the system is complete, when SUPPLIER performs the installation of the system. If SUPPLIER does not install all of the system, such free support will be provided only upon written request of PURCHASER made within thirty (30) days of completion of installation of the system and after the system has been deemed eligible for such

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               support, as provided in Section 2.3. Certain of the benefits of the affected level of free support provided hereunder are subject to allocation as provided in this Appendix E-2.

        2.11.4 Addition of Existing Systems
               Notwithstanding Section 2.11.3 above, if PURCHASER obtains from any third party additional existing systems then providing service to the public, by purchase, lease, merger or otherwise, such acquired systems shall not automatically be included in the group of PURCHASER's systems, if any, then covered by a TSS Program. However, upon request of PURCHASER, which SUPPLIER shall not unreasonably withhold or delay, and subject to mutual agreement as to fees and other appropriate terms and conditions, such existing systems may be so included. This support starts only after the existing system has been deemed eligible for such support, as provided in Section 2.3. Certain of the benefits of the affected level of support provided hereunder are subject to allocation as provided in this Appendix E-2.

     2.12 Renewals
          For so long as SUPPLIER continues to offer TSS Programs as described in this entire Appendix E, PURCHASER may renew, reduce or upgrade PURCHASER's existing TSS Program and/or the pricing option upon which it was obtained, commencing on January 1st of the next calendar year. Unless PURCHASER notifies SUPPLIER in writing to the contrary no later than the November 15th prior to that January 1st, PURCHASER's existing selected TSS Program shall automatically be renewed on the same pricing option basis in effect in the current year.

     2.13 TSS Charges and Invoicing

        2.13.1 Standard Charges for TSS
               TSS Programs are based on an annual fee payable in advance. Annual fees are based on the number of Pricing Units existing at the end of the preceding year, as described in this entire Appendix E. For example, the annual fee due for a TSS Program for the calendar year 2001, based on ECPs shall be determined by multiplying the number of all of the ECPs in all of PURCHASER's systems on December 31, 2000 by the appropriate per ECP charge.

        2.13.2 Determination of Pricing Units
               Promptly following December 31st of each calendar year, if PURCHASER has elected to obtain a TSS Program for the following year, PURCHASER shall provide to SUPPLIER in writing a count of the applicable Pricing Units existing as of said date. Such count is subject to verification by SUPPLIER. PURCHASER grants SUPPLIER the right to use any information learned by SUPPLIER in performing services under this entire Appendix E in connection with any verification activities. The provisions hereof are subject to the provisions of this Appendix E-2.

        2.13.3 Invoicing
               All such invoices rendered shall be due and payable within thirty
               (30) days of

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               the date of invoice. Invoices shall be rendered as provided below:
                    o Annual fees for TSS Programs are billable in January. For example, the fees for a TSS Program purchased for calendar year 2001 are billable in January 2001, based on a Pricing Unit count as of December 31, 2000.
                    o Time and material charges are separately billable and may be invoiced monthly by SUPPLIER.

        2.13.4 Running Order
               All requests for service under this entire Appendix E, however delivered to PURCHASER, shall be deemed orders issued pursuant to a running order and shall be deemed accepted by PURCHASER upon commencement of performance of service.

     2.14 Telecommunications Link
          PURCHASER shall give access directly to PURCHASER's system(s) and Software for which PURCHASER desires support pursuant to this entire Appendix E, via telecommunications link, to isolate errors in the Software, resolve problems and, where practicable, apply corrections or work-arounds. PURCHASER shall furnish SUPPLIER, free of charge, local access to its systems, computers and other facilities for the time required by SUPPLIER to furnish the support to be provided hereunder. However, any data communications links or transport facilities expenses associated with long distance circuits between PURCHASER's site and SUPPLIER's WTSC or other diagnostic center(s) shall be borne by SUPPLIER.

     2.15 Support for Related Software
          Software to be supported by SUPPLIER under this entire Appendix E, which is moved to another Designated Processor of PURCHASER within the Territory, and Software which is moved together with its Designated Processor to another location of PURCHASER's within the Territory, shall continue to be covered, provided that SUPPLIER has received thirty (30) days prior written notice of such relocation and PURCHASER agrees to pay additional charges if the move increases SUPPLIER's costs or expenses of providing such support, and, if requested by SUPPLIER, the parties have renegotiated the performance objectives set out in Section 2.8 of this entire Appendix E. SUPPLIER reserves the right to inspect (one time) the Software as installed at the new location to determine its eligibility for support as provided in
          Section 2.3. SUPPLIER further reserves the right to supervise the unloading (if any) of the Software from the processor and the reinstallation of the Software at the new installation location. If SUPPLIER chooses to perform the above stated inspection and/or supervisions, SUPPLIER shall be entitled to be compensated for such services on a T&M basis.

     2.16 Time and Material Services
          If PURCHASER elects not to obtain a TSS Program or seeks services beyond that included within a TSS Program of the kind described in this entire Appendix E, SUPPLIER will, subject to availability of personnel, accept and perform such services. Such services will be billable to PURCHASER on a T&M basis.

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3.0  TERMINATION OF TSS
     Either party may terminate any effective TSS Program, and SUPPLIER may terminate any of the services provided in this entire Appendix E and modify Technical System Support as provided herein, but no such termination and no substantial modification shall be effective as to TSS Programs except upon ninety (90) days prior written notice. No such notice by SUPPLIER shall be effective until the end of the calendar year in which such ninety (90) day notice is effective. In the event of any such termination by either SUPPLIER or PURCHASER, no refund or forgiveness of any or all of the applicable fees previously paid or due for such calendar year shall be payable to PURCHASER. Nothing herein shall be deemed to excuse SUPPLIER from any general support obligation set forth elsewhere in this AGREEMENT.


4.0  ENHANCED TECHNICAL SERVICES
     In addition to the services and support provided under the terms of this entire Appendix E, SUPPLIER offers certain enhanced technical services, including, but not limited to: RF Optimization, RF Studies, Performance Services (including Network Performance Analysis), Subscriber Database Services, Cell Homing, Optional Feature Support, Software Upgrade Support, Integration Services, Performance Reporting Platform Support, and Implementation Services. With the exception of the Network Performance Analysis, which is available to Program 3 participants, these enhanced technical services are exclusive of Technical System Support as defined in this entire Appendix E but may be available pursuant to separate charges and terms and conditions.

                                 Severity Levels

SUPPLIER categorizes Assistance Requests by Severity Level. These Severity Levels impact development priorities and may have other impacts on which and when Assistance Requests will be resolved.

     Severity 1: A problem is considered a Severity 1 (Critical) when the application is inoperative and the service provider's inability to use the licensed product or service has a critical effect on system operations. Severity 1 includes:
          o    Total System Failures
          o Service Interruptions affecting greater than 50 per cent of capacity
          o    Total loss of AMA collection
          o    Loss of 911 capability
          o    Loss of communications to a stand-alone HLR
          o    Total failure of the OMP
          o    Loss of communication between the OMP and the ECP complex

     Severity 2: A problem is considered a Severity 2 (Major) when the application is partially inoperative but still usable. The inoperative portion of the licensed product/service severely restricts operations but it has a less than critical impact than a severity one condition. Severity 2 includes:
          o    Loss of system redundancy
          o    Inability to perform system backups
          o    Loss of diagnostic functionality
          o Significant degradation of system alarm or trouble reporting functions
          o    Database corruption not resulting in loss of service
          o    Inability to add required service

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          o Recent change problems that significantly impact user capabilities
          o Functional failure of a specific wireless call type or wireless feature affecting greater than 20% of subscriber base

     Severity 3: A problem is considered to be Severity 3 (Minor) when administration functions, routine maintenance, and diagnostics are affected but they do not significantly affect service to subscribers. Severity 3 problems are conditions under which the application is usable with limited functionality. Severity 3 includes:
          o Intermittent system faults due to circuit pack failure, power pack failure or blown fuses
          o    Degradation of transmission
          o    Invalid measurement data
          o    Significant degradation of traffic measurement function
          o    Reduction in traffic measurement function
          o Functional failure of a specific wireless call type or wireless feature affecting less than 20% of subscriber base

     Severity 4: A problem is considered Severity 4 when the application is usable and the condition does not affect PURCHASER operations. Severity 4 problems result in a minor failure which involves individual components of the system. Severity 4 includes:
          o    Diagnostic or technical assistance requirements
          o    Software update application
          o    Equipment provisioning
          o    Post turnover troubles on a frame not carrying service
          o    General documentation problems/questions
          o    General information questions

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                             CTA Consulting Options

Options for CTA Consulting include the following:

Special Customer Technical Inquiries:
------------------------------------
     Customer Technical Questions
          o Definition: As the primary customer interface, the CTA brings PURCHASER's technical questions and issues to other SUPPLIER organizations to provide the required information for PURCHASER or to advocate the PURCHASER's request. Technical questions will be handled on a priority basis

     Customized Technical Forums
          o Definition: They will maintain current technical information and distribute to the concerned individuals within PURCHASER as required. As needed, they will bring in subject matter experts from other organizations. CTAs will monitor fax flashes and service interruption reports for items impacting PURCHASER.

     Advocate in Development Forums
          o    Definition: For key PURCHASER needs that impact
               FLEXENT(TM)/AUTOPLEX(R) system design, the CTA will champion addressing them and act as a PURCHASER advocate at strategic development forums.

Customer Initiatives/Projects:
-----------------------------
     Customer Technical Initiatives:
          o Definition: The CTA will work with the PURCHASER project teams that are implementing major, multi-customer SUPPLIER offers (Customer Technical Initiatives). The CTA will work with PURCHASER to address technical issues associated with the initiatives and will interface to CTS/PM and development. The CTA will represent PURCHASER on appropriate teams internal to SUPPLIER.

     Customer Projects:
          o Definition: The CTA will support and participate in custom PURCHASER-specific projects where appropriate at PURCHASER's request.

Capacity Planning & SW Planning:
-------------------------------
     o    Definition: The CTA will assist PURCHASER in the following:
          o Understand control mechanisms and critical action/recovery paths for system components
          o Understand capacity issues and how to measure and manage current capacity
          o    Explain related technical matters

Customer Education:
------------------
     o    Definition (Facilitate training/tele-training):
          o Based on their particular subject matter expertise, CTAs may be able provide specialized training to PURCHASER.

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                                  TSS Programs
                             Pricing Units and Fees

1.   PRICING UNITS
Annual fees for TSS Programs are based on Pricing Units existing on a date certain. For purposes of determining such fees, Pricing Units are defined as follows:

          ECP: An "ECP" is a SUPPLIER-manufactured Executive Cellular Processor installed in any of PURCHASER's PCS or AMPS systems in the Covered Systems, whether or not such ECP was installed by or sold to PURCHASER by SUPPLIER, and regardless of the technology supported by such ECP (e.g. analog, CDMA, and TDMA).

For Pricing Schedule per ECP, please see Appendix A.


2.   COUNT OF PRICING UNITS
Except as provided below, the scope of Covered Systems and Pricing Units will be counted as of December 31st of the year preceding the year for which BRSS will be provided.

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*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                  Appendix F




       Agreement Concerning the Treatment of Lucent Information, Amended











Lucent Technologies Inc./Verizon Wireless       Appendix F                Page 1
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                                            [BELL ATLANTIC LOGO]


This Amendment No I (hereinafter "Amendment") to the Agreement Concerning the Treatment of AT&T Information, dated March 28, 1994, (hereinafter "Agreement"), effective as of September 30, 1999, is entered into between Telesector Resources Group, Tnc d/b/a Bell Atlantic Network Services, a Delaware Corporation, having an office located at 240 East 38th Street, New York, NY, 10016 (formerly "NYNEX" and hereinafter "Bell Atlantic"), on behalf of itself and for the benefit of its Affiliates, and Lucent Technologies Inc., a Delaware Corporation having an office located at 5 Penn Plaza, 10th Floor, New York, New York 10001 (formerly "AT&T" and hereinafter "Lucent").

WHEREAS, the parties entered into the Agreement on March 28, 1994;

WHEREAS, the Agreement was assigned from AT&T to Lucent Technologies Inc. on August 5, 1996, with NYNEX' consent;

WHEREAS, NYNEX merged with Bell Atlantic Corporation on August 8, 1997;

NOW, THEREFORE, in consideration of the mutual promises and conditions set forth herein, and intending to be legally bound, the parties agree as follows:

1.    SCOPE OF AMENDMENT

This Amendment modifies the Agreement to reflect changes in the corporate organization and names of the parties thereto.

2.    PARTIES

All references to AT&T in the Agreement shall be replaced with "Lucent," and all references to "NYNEX" shall be replaced with "Bell Atlantic."

3.    OTHER TERMS AND CONDITIONS

All other terms and conditions of the Agreement shall remain unchanged.

4.    ENTIRE AMENDMENT

This Amendment constitutes and embodies the entire agreement by and between the parties hereto and supersedes all prior oral or written agreements or understandings, if


                                       1

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

any, between them with respect to the subject matter of this Amendment. This Amendment shall not be modified or amended except by a writing signed by authorized representatives of both parties.

IN WITNESS WHEREOF, the parties have set their hand intending to be legally
bound this       day of               2000.


TELESECTOR RESOURCES GROUP, INC.          LUCENT TECHNOLOGIES INC.


/s/ Alan A. Polonsky                       /s/ A. W. Villano
--------------------------------          ------------------------------
Signature                                 Signature


Alan A. Polonsky                          A. W. Villano
--------------------------------          ------------------------------
Printed Name                              Printed Name


Director                                  Director
--------------------------------          ------------------------------
Title                                     Title


5/1/2000                                  3/29/00
--------------------------------          ------------------------------
Date                                      Date


                                       2


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                      AGREEMENT CONCERNING THE
                 TREATMENT OF AT&T INFORMATION

This Agreement is entered into the 28th day of March 1994 between American Telephone and Telegraph Company, a New York corporation with a place of business at Five Penn Plaza, New York New York ("AT&T") and Telesector Resources Group, Inc., on behalf of New York Telephone Company, New England Telephone and Telegraph Company and NYNEX Science & Technology, Inc. (hereinafter collectively "NYNEX"), with a place of business at 240 East 38th Street, New York, New York 10016.

This Agreement shall apply to information heretofore or hereafter provided by AT&T or any of its Affiliated Companies to NYNEX in connection with or in contemplation of the purchase of goods or services or the license of software under a contract or agreement between NYNEX and AT&T.

1.   DEFINITIONS

     a.   "Affiliated Companies" as used herein means, with respect to a party
          (1) any company or person owning or controlling directly or indirectly a majority of the stock entitled to vote for the election of directors ("Parent"), (ii) any company the majority of whose stock entitled to vote for the election of directors is owned or controlled, directly or indirectly by the party ("Subsidiary") or (iii) any company the majority of whose stock entitled to vote for the election of directors is owned or controlled directly or indirectly by the party's Parent, Subsidiary or any combination of the party, its Parent or a Subsidiary.

     b. "Information" as used herein includes all business, technical or other information whether oral or written. Information includes, without limitation, Proprietary Technical Information, Non-Proprietary Technical Information, Price Catalogues, Specific Price Information, Circuit Pack Schematics, Installation Handbooks, Source Code and Source and Disassembly Code Documentation.

     c. "Confidential Information" as used herein means Information which AT&T considers proprietary or confidential and identified as set forth in Paragraph 4.

     d. "Non-proprietary Technical Information" as used herein means technical information which has been or is provided by AT&T or its Affiliated Companies, relating to AT&T's products, which is normally furnished by AT&T or its


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

          Affiliated Companies to its customers for such products. This includes, but is not limited to, Schematic Diagrams ("SDs") and their associated Circuit Descriptions ("CDs"); J and T drawings; Engineering Letters ("ELs"); Information Letters ("ILs"); AT&T and Bell System Practices ("BSPs"); compatibility information, maintenance manuals and operation manuals. If any of the above-type documents bear a proprietary legend or distribution limitation thereon, it may be removed or obliterated by NYNEX. Also, Circuit Pack Schematics (CPSs") and their associated CDs and Installation Handbooks which do not bear a legend identifying them as AT&T proprietary or confidential or otherwise limiting dissemination are considered to be Non-proprietary Technical Information.

     e. "Proprietary Technical Information" as used herein means technical Information relating to AT&T's products which is not normally furnished to AT&T's customers for such products. Proprietary Technical Information includes, without limitation, Installation Handbooks, manufacturing information and drawings, (e.g., assembly drawings and art master drawings), and Circuit Pack Schematics and their Circuit Descriptions, all of which bear a legend identifying them as AT&T proprietary or confidential information or otherwise limiting dissemination.

     f. "Price Catalogues" as used herein means AT&T's published price lists including the Product Ordering and Price Guide, the Systems and Services Ordering and Price Guide and other price lists which are made generally available to the public. However, this does not include the Discount and Transportation Factors Schedule.

     g. "Specific Price Information" as used herein means all discount schedules, including the Discount and Transportation Factors Schedule, specific prices and/or discount levels offered to or agreed upon with TRG or in responses to requests for quotes or requests for information, specific price agreements other than the price and discount information contained in AT&T's Price Catalogues, and the No. 5ESS(R) Switch NYNEX Volume Status Report.

     h. "Circuit Pack Schematics" as used herein include all Apparatus Pack Schematics ("APS"), Circuit Pack Schematics ("CPS"), Circuit Pack Assembly ("CPA"), Equipment Pack Schematic ("EPS") and Circuit Module Schematic ("CMS") type drawings.


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

     i. "Source and Disassembly Code Documentation" as used herein means all electronic switching systems and their associated processor's software listings and documentation including the following documents for all generic software programs for the 1, IA, 2, 2B, 3, 3A, and 4ESS Switches and for the 5ESS Switch and for the UNIX(R) RTR and DMERT programs for the 3B20D processor: program records (also known as program listings), program change documents, supplementary program information (also known as PKs) and any updates, enhancements, or other changes to those listings and documents.

     j. "Source Code" as used herein means statements in a high level computer programming language, which is not directly executable by a processor.

2.   TREATMENT OF SPECIFIC INFORMATION

     AT&T states that it owns the copyright to its Information.

     a. Price Catalogues have been and will continue to be provided by AT&T to NYNEX on a non-confidential basis. Price Catalogues may be used by NYNEX for any lawful purpose not in violation of AT&T's copyright. AT&T hereby grants to NYNEX the right to make incidental copies of Price Catalogues for its own use in evaluating or procuring products or licenses from AT&T.

     b. Specific Price Information shall be considered Confidential Information and shall be treated in accordance with the provisions of Paragraph 3b of this Agreement for a period of five (5) years from receipt of the Specific Price Information by NYNEX.

     c. Non-proprietary Technical Information has been and will continue to be provided by AT&T to NYNEX on a non-confidential basis. Non-proprietary Technical Information may be used by NYNEX for any lawful purpose not in violation of AT&T's copyright. AT&T hereby grants NYNEX the right to make incidental copies of such Non-proprietary Technical Information for its own use in connection with the installation, operation or maintenance of the products for which it is furnished and to acquire products compatible with such products.

     d. All Proprietary Technical Information which has been or is provided to NYNEX shall be considered Confidential Information and shall be treated in accordance


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

          with the provisions of Paragraph 3b of this Agreement, except that Installation Handbooks shall be treated in accordance with Paragraph 3c.

     e. NYNEX agrees to treat all Source Code which NYNEX is licensed to obtain, in accordance with Paragraph 3a of this Agreement.

     f. Source and Disassembly Code Documentation shall be held in confidence and treated pursuant to Paragraph 3b of this Agreement and used only for purposes of operation and maintenance of the equipment for which it was provided.

     g.   All Confidential Information not covered by Paragraph 2, subparagraphs
          (a) through (1) above, which has been or will be provided to NYNEX and which NYNEX agrees to accept, shall be treated as Confidential Information in accordance with the provisions of Paragraph 3d of this Agreement unless otherwise agreed to.

3.   TREATMENT OF CONFIDENTIAL INFORMATION

     a. This paragraph sets forth levels of treatment for Confidential Information.

          NYNEX agrees to treat Source Code to which this sub-paragraph applies as follows:

          i.   receive and hold such Source Code in confidence;

          ii. use the Source Code only in the United States and solely in connection with maintenance of the related software which is resident in the ESS or 5ESS switches or in the 3B20D processors of New York Telephone Company's or New England Telephone and Telegraph Company's public switched network;

          iii. not to copy, reproduce, translate or reformat in any form whatsoever any of the Source Code;

          iv. restrict the dissemination of the Source Code to organizations named in Attachment "A" or their functional equivalents which are responsible for maintenance of the software to which the Source Code relates; place those organizations on the appropriate standing order list of AT&T's Customer Information Center or other AT&T organization providing the applicable


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

          Source Code; restrict disclosure of the Source Code to employees within those organizations in Attachment "A" or their functional equivalents to whom disclosure is necessary; and notify each such employee that the disclosure to him or her is made in confidence and that the Source Code shall be kept in confidence and used only for the purposes set forth in this Agreement;

     v. make no further disclosure of the Source Code within NYNEX or to any third party without the prior written agreement of AT&T: and

     vi. return all Source Code to AT&T when no longer needed by NYNEX. In any such instance, NYNEX may certify to AT&T that it has destroyed the Source Code in lieu of returning it.

     b. NYNEX agrees to treat Confidential Information to which this sub-paragraph applies as follows:

          i.   hold all Confidential Information in confidence;

          ii. use Confidential Information only for the purpose for which it is provided;

          iii. disclose Confidential Information only to employees having a need-to-know and advise such employees of the obligations contained herein;

          iv. reproduce Confidential Information only to the extent necessary to use the Confidential Information pursuant to this Agreement; and

          v. not disclose Confidential Information to any third party outside NYNEX without the prior written approval of AT&T.

     c. NYNEX agrees to treat Confidential Information to which this sub-paragraph applies as follows:

          i.   hold all Confidential Information in confidence;

          ii. use Confidential Information only for the purpose for which it is provided;

          iii. treat such Confidential Information as it treats its own Confidential Information of similar character;


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

          iv. not reproduce Confidential Information without the prior written approval of AT&T; and

          v. not disclose Confidential Information to any third party outside NYNEX without the prior written approval of AT&T.

     d. NYNEX agrees to treat Confidential Information to which this sub-paragraph applies as follows:

          i.   hold all Confidential Information in confidence;

          ii. use Confidential Information only for the purpose for which it is provided;

          iii. reproduce Confidential Information only to the extent necessary to use the Confidential Information pursuant to this Agreement;

          iv. treat such Confidential Information as it treats its own Confidential Information of similar character; and

          v. disclose Confidential Information to any third party outside NYNEX solely for the purpose of operation or maintenance of equipment procured from AT&T, only if the third party signs an agreement (Attachment "B") to protect the Confidential Information in a manner consistent with paragraph 3b.

4. Confidential Information shall be subject to the restrictions of Paragraph 3 if it is in writing or other tangible form and bears a legend identifying it as AT&T proprietary or confidential information or otherwise limiting disclosure; or if not in tangible form, if NYNEX is advised in advance of its confidential nature and agrees to accept it and it is summarized in writing, bearing a legend identifying it as confidential, and this document is delivered to NYNEX within thirty (30) days of the confidential information's disclosure.

5. For Confidential Information which is of a type intended to be covered by this Agreement but which is not of a type clearly contained in any described protected category and/or for which a designated level of protection [Paragraph 3 (a) through 3 (d)} is not specified, such Confidential information shall only become subject to the provisions of this Agreement upon execution by appropriate representatives of AT&T and NYNEX of an Addendum to this Agreement substantially in the form set forth in Attachment "C",


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

identifying such Confidential Information, making it expressly subject to this Agreement, and assigning it to a category of protection.

6. The restrictions on use and disclosure of Confidential Information set forth in this Agreement shall not apply to any Confidential Information:

     a. which is independently developed by NYNEX or lawfully received from another source free of restriction and without breach by NYNEX of any obligation to maintain the Information in confidence; or

     b. which is at the time of its disclosure to NYNEX or subsequently becomes generally available to the public without breach by NYNEX of this Agreement; or

     c. which at the time of disclosure to NYNEX was known to NYNEX free of any obligation to maintain the Information in confidence; or

     d.   which AT&T agrees in writing is free of such restrictions.

7. No license under any trademark, patent, copyright, mask protection right or any other intellectual property right is either granted or implied by the conveying of Information to NYNEX. None of the Information which may be disclosed by AT&T shall constitute any representation, warranty, assurance, guarantee or inducement by AT&T of any kind, and, in particular, with respect to the non-infringement of trademarks, patents, copyrights or any other intellectual property rights, or other rights of third persons.

8. Neither this Agreement nor the disclosure or receipt of Information shall constitute or imply any promise or intention to make any purchase of products or services by either party or any commitment by either party with respect to the present or future marketing of any product or service.

9. All Confidential Information shall remain the property of AT&T and shall be returned upon NYNEX's determination that it no longer has a need for such Information. NYNEX may, however, retain in the files of its legal counsel, solely for record purposes, one copy of all written material returned.


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

10. NYNEX hereby assures AT&T that it does not intend to and will not knowingly, export Information or products directly or indirectly based thereon, outside the United States in violation of U.S. laws and regulations.

11. In the event NYNEX receives a request to disclose all or a part of AT&T's or its Affiliated Companies' Confidential Information under the terms of a subpoena or court order or is otherwise required by law to disclose such information, NYNEX shall provide AT&T with immediate written notice of the request or requirement, prior to any disclosure, and cooperate with AT&T and give AT&T an opportunity to oppose the request or requirement if AT&T deems it appropriate. If AT&T does not oppose the disclosure or if legal opposition is unsuccessful, or if AT&T agrees to production subject to a suitable protective order, NYNEX shall be free to disclose such Confidential Information to the extent required by such subpoena, court order, law or regulation without violating this Agreement.

12. NYNEX agrees that all of its obligations undertaken herein, which by their nature would continue beyond termination of this Agreement, shall survive and continue after any termination of this Agreement unless otherwise agreed in writing.

13. The obligations and rights of the parties under the Modification of Final Judgment, Plan of Reorganization and Divestiture Agreements are not modified by this Agreement.

14. No amendment or modification of this Agreement shall be valid or binding on the parties unless made in writing and signed on behalf of each of the parties by their respective duly authorized officers or representatives.

15. This Agreement shall be governed by the laws of the State of New York.

16. This Agreement constitutes the entire understanding between the parties hereto and supersedes all previous communications, representations, oral or written, between the parties with respect to the subject matter of this Agreement.


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date indicated.

AMERICAN TELEPHONE AND                         TELESECTOR RESOURCES
TELEGRAPH COMPANY                              GROUP INC.



By: /s/ R. J. Moscioni                         By: /s/ R. Many
    -------------------                           ---------------------
      (Signature)                                     (Signature)


    R. J. Moscioni                                   R. Many
-----------------------                        ------------------------
     (Print Name)                                    (Print Name)


Regional Vice President                        Acting Managing Director
-----------------------                        ------------------------
       (Title)                                         (Title)


   March 28, 1994                                  March 25, 1994
-----------------------                        ------------------------
   (Date Signed)                                    (Date Signed)


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                                                  ATTACHMENT "A"


Organizations authorized to receive Source Code shall be as mutually agreed between AT&T and NYNEX.


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                                                  ATTACHMENT "B"

                           NON-DISCLOSURE AGREEMENT
                              (AT&T Information)


Agreement between Telesector Resources Group, Inc., (hereinafter NYNEX) having a place of business at _______________________________________ and
_____________________________________________(hereinafter "RECIPIENT"), having a place of business at_____________________________________.

WHEREAS NYNEX plans to disclose to RECIPIENT certain confidential information (hereinafter "INFORMATION") which is the property of American Telephone and Telegraph Company or its Affiliated Companies (hereinafter "AT&T") and NYNEX desires to maintain the confidentiality of the INFORMATION;

THEREFORE, the parties agree as follows:

1. The INFORMATION will remain the property of AT&T and all copies of such INFORMATION shall be returned to NYNEX upon its request.

2. RECIPIENT will use the INFORMATION solely for the purpose of providing operation and/or maintenance service for NYNEX's public switched network.

3. RECIPIENT shall hold the INFORMATION in confidence and not disclose it to any third party. RECIPIENT shall disclose the INFORMATION only to its employees having a need to know and advise them of the obligations contained herein.

4. RECIPIENT shall not reproduce the INFORMATION without the written permission of NYNEX.

5. These restrictions on the use or disclosure of such INFORMATION shall not apply to INFORMATION:

    i. independently developed by RECIPIENT or lawfully received from another source without breach of this Agreement; or

    ii. which is or becomes generally available to the public without breach of this Agreement by RECIPIENT; or


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

    iii. which at the time of disclosure was known to RECIPIENT.

6. Notwithstanding any other provisions of this Agreement, RECIPIENT agrees not to export directly or indirectly, any INFORMATION acquired from NYNEX or any products directly or indirectly based thereon unless such export is in compliance with the United States Export Laws and Regulations.

7. Nothing contained in this Agreement shall be construed as granting or conferring rights by license or otherwise in any iNFORMATION disclosed to RECIPIENT.

8. It is expressly understood that this Agreement shall not be considered by RECIPIENT to be a request for RECIPIENT to provide products or services on behalf of NYNEX nor shall it obligate NYNEX to RECIPIENT in the future as a supplier of any product or service to NYNEX. NYNEX may develop or contract with third parties for comparable products and services.

9. Neither this Agreement nor any rights hereunder in whole or in part shall be assignable or otherwise transferable by RECIPIENT and the obligations contained in this Agreement shall survive and continue after termination of this Agreement.

10. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and shall benefit and be binding upon the parties hereto, their respective successors and assigns.

11. This Agreement constitutes the entire agreement of the parties with respect to its subject matter and supersedes all prior or contemporaneous oral or written agreements or understandings between the parties on such subject matter.

                                          TELESECTOR RESOURCES
                                          GROUP, INC.

By:                                       By:
   -----------------------------             ---------------------------


--------------------------------          ------------------------------
         (Printed Name)                        (Printed Name)


--------------------------------          ------------------------------
             (Title)                              (Title)


--------------------------------          ------------------------------
              (Date)                               (Date)


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                                                    ATTACHMENT C

             ADDENDUM TO JOINT AT&T AND NYNEX AGREEMENT CONCERNING
                       THE TREATMENT OF AT&T INFORMATION


In consideration of AT&T's willingness to disclose to NYNEX, and NYNEX's desire to accept, certain information specified below which AT&T considers to be Confidential Information within the meaning of the AGREEMENT CONCERNING THE TREATMENT OF AT&T iNFORMATION dated [here insert date agreement was executed] (the "AGREEMENT"), AT&T and NYNEX hereby agree as follows:

1. The Confidential Information to be disclosed by AT&T to NYNEX consists of:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------

2. The Confidential Information furnished to NYNEX pursuant hereto shall be treated in accordance with the following indicated paragraph of the AGREEMENT (check which one applies):

      _____ Paragraph 3(a)

      _____ Paragraph 3(b)

      _____ Paragraph 3(c)

      _____ Paragraph 3(d)

3. The Confidential Information furnished to NYNEX pursuant hereto shall be held in confidence for a period of_______ (years) and ______(months) from the date of this Addendum C.


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

IN WITNESS WHEREOF, this Addendum to the AGREEMENT has been duly executed by authorized signatories of AT&T and NYNEX on the dates indicated below.

NYNEX CORPORATION                         AMERICAN TELEPHONE AND
                                          TELEGRAPH COMPANY

By:                                       By:
   -----------------------------             ---------------------------
          (Signature)                               (Signature)

--------------------------------          ------------------------------
           (Typed Name)                             (Typed Name)


--------------------------------          ------------------------------
            (Title)                                  (Title)


--------------------------------          ------------------------------
             (Date)                                   (Date)



*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                  APPENDIX G

                                   Training

GENERAL
Lucent Technologies maintains a Training web site, http://www.lucent.product-training.com/catalog . The training center can also be reached by calling Lucent Product Training at (888) Lucent8 (582-3688). Included at this web site is a comprehensive list of all Wireless training currently available. Information on training, courses and schedules is subject to change without notice. Prices for training courses are listed at $* per student per day for Instructor-led Hands-on courses, $* per student per day for Instructor-led lecture only courses. Prices for alternate media courses vary. Prices for Instructor-led courses are valid through the end of the term of the Definitive Agreement.

TRAINING CONDUCTED AT SUPPLIER'S SITE
Prices stated cover tuition and materials for each course listed. PURCHASER shall bear any attendees' travel and living expenses associated with such training. SUPPLIER's primary training site is located at:

 Lucent Technologies Customer Training and Information Products Training Center
                            240 East Central Parkway
                          Altamonte Springs, Fla. 32701

TRAINING CONDUCTED AT PURCHASER'S SITE
For the convenience of PURCHASER and to avoid travel and living expenses for PURCHASER, SUPPLIER can arrange to have certain courses suitcased to PURCHASER's location. SUPPLIER's pricing for "suitcased" training is for a minimum of 6 students. To provide a full robust experience class sizes are usually restricted to a maximum of 12 students. The maximum class size is under the discretion of the instructor. PURCHASER shall bear all mutually agreed to instructor expenses associated with on-site training, including, but not limited to, transportation, lodging, and shipping of materials.

Some suitcased courses require SUPPLIER equipment to be provided by PURCHASER. The equipment must be fully installed and running, but not revenue generating. Test equipment to be provided by the PURCHASER. Typical hands-on training will require that faults be introduced to the equipment being trained on. This may cause delays in making the equipment revenue generating. PURCHASER may elect to purchase "toy" equipment, which is intended for training use.

TRAINING USING PRELIMINARY TRAINING MATERIALS
If SUPPLIER provides PURCHASER in-class training, using preliminary course materials and documentation, SUPPLIER will replace the preliminary course materials with final course materials when they become available. Final documentation will be used in the classroom when it becomes available.

TRAINING CREDITS
A * Training Credit will be made available upon signing this agreement and will expire one year from the signing of this agreement. In addition, PURCHASER may, at their discretion; convert up to * of the awarded Volume Purchase Plan "VPP" credits into Training Credits on an annual basis. VPP credits converted to training credits will expire under the terms and conditions of the Volume Purchase Plan.

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless      Appendix G            Page 1 of 1
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                  APPENDIX H

                                 Documentation

In addition to the DOCUMENTATION received with the equipment, SUPPLIER shall provide 12 Library Copies and associated updates to the DOCUMENTATION. PURCHASER shall provide an updated list of organizations and locations to receive the Library Copies of the DOCUMENTATION. Changes and updates to standard documentation shall be provided within a reasonable time of their respective effective dates, at no charge to PURCHASER.

All documentation shall be in English and shall comply with commonly accepted industry standards with respect to content, size, legibility and reproducibility.

PURCHASER shall treat such DOCUMENTATION in accordance with the Agreement Regarding the Treatment of Lucent Information, dated March 28, 1994, as amended, a copy of which is attached hereto as Appendix H.

LOCAL MARKET LEVEL:
Site (cell or MSC)
Manager Network Planning /Engineering

AREA:
Director, Area Network Planning
Great Lakes -            1515 Woodfield Road           Schaumburg, IL  60173
Northeast -              400 Friberg Parkway           Westborough, MA  01581
Mid-Atlantic -           5175 Campus Drive             Plymouth Mtg, PA  19462
Southeast -              8921 Reasearch Drive          Charlotte, NC  28262
South Central -          6 Campus Circle               Westlake, TX  76262
Southwest -              15505 Sand Canyon             Irvine, CA  92618
Northwest -              3305 160th Avenue SE          Bellvue, WA  98008


Corporate:
NOC - West  Director NOC West         6 Campus Circle                    Westlake, TX  76262
NOC - East Director NOC East          180 Washington Valley Road         Bedminster, NJ07921
Director Network Planning             2785 Mitchell Drive                Walnut Creek, CA 94598
Director Maintenance Engineering      180 Washington Valley Road,        Bedminster, NJ 07921

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless        Appendix H          Page 1 of 1
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                  APPENDIX H

                      Autoplex and Flexent Documentation

---------------------------------------------------------------------------------------------------
   DOCUMENT NUMBER                              DOCUMENT TITLE
---------------------------------------------------------------------------------------------------
     401-005-100      System 1000 & PCS System Software Support Policy
---------------------------------------------------------------------------------------------------
     401-200-111      RF Engineering Guidelines for TDMA
---------------------------------------------------------------------------------------------------
     401-200-112      TDMA & DCCH Implementation Guidelines
---------------------------------------------------------------------------------------------------
     401-200-113      Autoplex System 1000 TDMA DCCH RF Engineering Guidelines
---------------------------------------------------------------------------------------------------
     401-200-114      Series II PCS/Cellular TDMA Flexible Channel Allocation RF Engineering
                      Guidelines
---------------------------------------------------------------------------------------------------
     401-200-115      Grounding and Lightning Protection
---------------------------------------------------------------------------------------------------
     401-200-120      TDMA Flexent Planning & Implementation Guide
---------------------------------------------------------------------------------------------------
     401-300-110      Hardware error Handler (HEH) Handbook
---------------------------------------------------------------------------------------------------
     401-401-101      MDBS Users Guide
---------------------------------------------------------------------------------------------------
     401-401-103      WPD Release Notes (Core)
---------------------------------------------------------------------------------------------------
     401-401-110      WPD  Packet Server Operations Manual (Core)
---------------------------------------------------------------------------------------------------
     401-401-111      WPD Administration Server Operations Manual (Core)
---------------------------------------------------------------------------------------------------
     401-401-112      WPD Network Management System Users Guide (Core)
---------------------------------------------------------------------------------------------------
     401-401-114      WPD Installation Manual
---------------------------------------------------------------------------------------------------
     401-401-115      WPD Mobile Simulator Operations Manual
---------------------------------------------------------------------------------------------------
     401-401-116      WPD Messages Guide
---------------------------------------------------------------------------------------------------
     401-401-117      CDPD MDIS Cluster Hardware Reference Manual
---------------------------------------------------------------------------------------------------
     401-401-119      WPD Upgrade Manual
---------------------------------------------------------------------------------------------------
     401-401-120      WPD Modern Bank Controller Operations Manual
---------------------------------------------------------------------------------------------------
     401-401-122      WPD Cluster Hardware Reference Manual
---------------------------------------------------------------------------------------------------
     401-600-047      RC/V Form Security
---------------------------------------------------------------------------------------------------
     401-601-001      Call Forwarding Backoff to MRS
---------------------------------------------------------------------------------------------------
     401-601-002      Answer Supervision to Cellular Phone (ASCP)
---------------------------------------------------------------------------------------------------
     401-601-003      Selectable Cell Site Messaging
---------------------------------------------------------------------------------------------------
     401-601-004      TTY Number Display
---------------------------------------------------------------------------------------------------
     401-601-005      Pin Capability
---------------------------------------------------------------------------------------------------
     401-601-006      Malicious Call Trace
---------------------------------------------------------------------------------------------------
     401-601-007      AMA Containing incoming ANI
---------------------------------------------------------------------------------------------------
     401-601-008      Analog/Digital Usage Billing
---------------------------------------------------------------------------------------------------
     401-601-009      Autonomous and Enhanced Registration
---------------------------------------------------------------------------------------------------
     401-601-010      Informational Services Gateway (ISG)
---------------------------------------------------------------------------------------------------
     401-601-011      Call Forwarding
---------------------------------------------------------------------------------------------------
     401-601-012      Call Waiting and Call Waiting Blocking
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless       Appendix H          Page 1 of 13
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

---------------------------------------------------------------------------------------------------
     401-601-013      Three-Way Calling Feature
---------------------------------------------------------------------------------------------------
     401-601-014      Local Directory Number
---------------------------------------------------------------------------------------------------
     401-601-015      Selectable Billing Record
---------------------------------------------------------------------------------------------------
     401-601-016      Interference Look Ahead
---------------------------------------------------------------------------------------------------
     401-601-017      VLR Override Expiration Timer
---------------------------------------------------------------------------------------------------
     401-601-018      Subscriber Control of Special Routing
---------------------------------------------------------------------------------------------------
     401-601-019      Message Waiting Indicator
---------------------------------------------------------------------------------------------------
     401-601-020      Special Routing
---------------------------------------------------------------------------------------------------
     401-601-021      Message Recording/Retrieval Service
---------------------------------------------------------------------------------------------------
     401-601-022      Project Accounting Service
---------------------------------------------------------------------------------------------------
     401-601-023      Credit Card Billing
---------------------------------------------------------------------------------------------------
     401-601-025      Delete Digits on Incoming Trunks
---------------------------------------------------------------------------------------------------
     401-601-026      Global Title Translations
---------------------------------------------------------------------------------------------------
     401-601-027      Automatic Radio Reconfiguration  (ARR)
---------------------------------------------------------------------------------------------------
     401-601-028      End-Office Appearance
---------------------------------------------------------------------------------------------------
     401-601-029      AMA Dump for Selected Subscribers
---------------------------------------------------------------------------------------------------
     401-601-030      Limited Service Area
---------------------------------------------------------------------------------------------------
     401-601-031      Routing Service for Emergency Call
---------------------------------------------------------------------------------------------------
     401-601-032      Allowable Called Number Table
---------------------------------------------------------------------------------------------------
     401-601-033      Multiple Roamer Class of Service
---------------------------------------------------------------------------------------------------
     401-601-034      Project Accounting Service Validation
---------------------------------------------------------------------------------------------------
     401-601-035      Positive Verification System Interface
---------------------------------------------------------------------------------------------------
     401-601-036      Analog Option on Digital Terminations
---------------------------------------------------------------------------------------------------
     401-601-037      Limit of Expiration Time Received for VLRs - High End
---------------------------------------------------------------------------------------------------
     401-601-039      Enhanced 911
---------------------------------------------------------------------------------------------------
     401-601-040      TDMA Affected Server Selection (TASS)
---------------------------------------------------------------------------------------------------
     401-601-042      Cellular Digital Packet Data (CDPD) Feature
---------------------------------------------------------------------------------------------------
     401-601-043      Transfer-to-Number After Redirection (TTNREDIR)
---------------------------------------------------------------------------------------------------
     401-601-044      Limited Call Transfer
---------------------------------------------------------------------------------------------------
     401-601-045      Pound Send
---------------------------------------------------------------------------------------------------
     401-601-046      Per-Subscriber Override of Filter's PIC for Roaming
---------------------------------------------------------------------------------------------------
     401-601-047      IS41 Domestic Location Request
---------------------------------------------------------------------------------------------------
     401-601-048      IS41+ Origination Trigger
---------------------------------------------------------------------------------------------------
     401-601-049      IS41+ Dialed Number Trigger
---------------------------------------------------------------------------------------------------
     401-610-000      Customer Documentation Catalog
---------------------------------------------------------------------------------------------------
     401-610-006      System Description
---------------------------------------------------------------------------------------------------
     401-610-009      System Capacity Monitoring and Eng. Guidelines
---------------------------------------------------------------------------------------------------
     401-610-015      Cell Growth Guidelines
---------------------------------------------------------------------------------------------------
     401-610-036      Database Update (Vol 1-4) R14.0
---------------------------------------------------------------------------------------------------
     401-610-036      Database Update (Vol 1-5) R14.1
---------------------------------------------------------------------------------------------------
     401-610-036      Database Update (Vol 1-5) R15.0
---------------------------------------------------------------------------------------------------
     401-610-036      Database Update (Vol 1-5) R15.1
---------------------------------------------------------------------------------------------------
     401-610-036      Database Update (Vol 1-5) R16.0
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless       Appendix H          Page 2 of 13
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

---------------------------------------------------------------------------------------------------
     401-610-038      Text Recent Change and Verify Manual
---------------------------------------------------------------------------------------------------
     401-610-048      Unix User Guide for Autoplex Application
---------------------------------------------------------------------------------------------------
     401-610-055      System 1000 Input Message Manual   (Vol 1, 2)
---------------------------------------------------------------------------------------------------
     401-610-057      System 1000 Output Message Manual (Vol 1- 6)
---------------------------------------------------------------------------------------------------
     401-610-059      Input Reference Guide
---------------------------------------------------------------------------------------------------
     401-610-060      Autoplex Acronym Dictionary
---------------------------------------------------------------------------------------------------
     401-610-077      ECP/CDN Recovery Message Audits Manual (Vol 1)
---------------------------------------------------------------------------------------------------
     401-610-077      ECP/CDN Recovery Message Audits Manual (Vol 2)
---------------------------------------------------------------------------------------------------
     401-610-078      Cell Site Audits Manual (Vol 1-3)
---------------------------------------------------------------------------------------------------
     401-610-079      System Recovery
---------------------------------------------------------------------------------------------------
     401-610-094      PLANNING LETTER
---------------------------------------------------------------------------------------------------
     401-610-094      PLANNING LETTER
---------------------------------------------------------------------------------------------------
     401-610-096      ECP R12.0 Implementation Guide
---------------------------------------------------------------------------------------------------
     401-610-098      CDMA Circuit Mode Data Description and Set-Up Procedures
---------------------------------------------------------------------------------------------------
     401-610-101      TDMA Circuit Switched Data Implimentation Procedures
---------------------------------------------------------------------------------------------------
     401-610-107      Cell Site/DCS I/O Messages (Vol 1, 2)
---------------------------------------------------------------------------------------------------
     401-610-110      AUTOPLEX SYSTEMS TDMA Vocoder Relocation Conversion procedures for a TDMA cell
---------------------------------------------------------------------------------------------------
     401-610-120      Recommended Spare Parts, Tools and Test Eqpt.
---------------------------------------------------------------------------------------------------
     401-610-121      MSC/Cell Site - Circuit Application Guidelines
---------------------------------------------------------------------------------------------------
     401-610-133      AMA Formats (Vol 1, 2)
---------------------------------------------------------------------------------------------------
     401-610-133A     AMA Formats Description with 15 Digit DN
---------------------------------------------------------------------------------------------------
     401-610-135      Service Measurements
---------------------------------------------------------------------------------------------------
     401-610-160      Operations, Administration, and Maintenance Guide (Vol 1-4)
---------------------------------------------------------------------------------------------------
     401-610-170      ECP R13.0 Implementation Guide
---------------------------------------------------------------------------------------------------
     401-610-171      ECP R14.0 Implementation Guide
---------------------------------------------------------------------------------------------------
     401-610-172      ECP R15.0 Implementation Guide
---------------------------------------------------------------------------------------------------
     401-610-173      Software Retrofit Procedures
---------------------------------------------------------------------------------------------------
     401-610-500      CMSC Product Overview
---------------------------------------------------------------------------------------------------
     401-610-502      Lightning Protection and Grounding Guidelines for Mobile Switching Center
                      (MSC) Equipment
---------------------------------------------------------------------------------------------------
     401-610-612      Enhanced Electronic Software Distribution
---------------------------------------------------------------------------------------------------
     401-610-613      Speech Option Selection
---------------------------------------------------------------------------------------------------
     401-610-614      CSC and OTAF Interface Specifications
---------------------------------------------------------------------------------------------------
     401-610-617      Increase Size of Paging Channel Neighbor List.
---------------------------------------------------------------------------------------------------
     401-610-618      Support of 16 SS7 Signaling links between ECPC & International 5E-DCS
---------------------------------------------------------------------------------------------------
     401-610-621      Feature Guide 15.1
---------------------------------------------------------------------------------------------------
     401-610-622      15 Digit Directory Number Feature Description
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless       Appendix H          Page 3 of 13
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

---------------------------------------------------------------------------------------------------
     401-610-623      Feature Guide 16.1
---------------------------------------------------------------------------------------------------
     401-612-001      TDMA Call Tracking (TDMACT)
---------------------------------------------------------------------------------------------------
     401-612-002      Subscriber Pre-Call Announcement
---------------------------------------------------------------------------------------------------
     401-612-003      Automatic Roamer Greeting (ARG)
---------------------------------------------------------------------------------------------------
     401-612-005      Identification for Bad GE Mobiles
---------------------------------------------------------------------------------------------------
     401-612-006      Calling Number ID Presentation and Restriction
---------------------------------------------------------------------------------------------------
     401-612-007      ISDN Subscriber User Part
---------------------------------------------------------------------------------------------------
     401-612-008      Service Measurements Report Generator
---------------------------------------------------------------------------------------------------
     401-612-009      Subscriber Pre-Page Announcement
---------------------------------------------------------------------------------------------------
     401-612-011      Default ADWA Record Generation for Home Subscribers (DARGHS)
---------------------------------------------------------------------------------------------------
     401-612-012      Expanded Spectrum Radio Assignment Modification (ESRAM)
---------------------------------------------------------------------------------------------------
     401-612-013      Fraudulent Mobile Print
---------------------------------------------------------------------------------------------------
     401-612-014      Long Call Detection and Immediate Long Call Detection
---------------------------------------------------------------------------------------------------
     401-612-015      Roamer Only Roamer Access Number (RORAN)
---------------------------------------------------------------------------------------------------
     401-612-016      Sequential Cell Site Trunk Hunt
---------------------------------------------------------------------------------------------------
     401-612-017      Sub-MSC Paging
---------------------------------------------------------------------------------------------------
     401-612-018      Suppress Master SCN AMA Records (SMSAR)
---------------------------------------------------------------------------------------------------
     401-612-020      Virtual System Call Routing
---------------------------------------------------------------------------------------------------
     401-612-021      Virtual System Output Message Routing
---------------------------------------------------------------------------------------------------
     401-612-022      Virtual Systems Input Msg Restrict
---------------------------------------------------------------------------------------------------
     401-612-023      AMA Teleprocessing
---------------------------------------------------------------------------------------------------
     401-612-024      Data Base Survey & Enhanced Db subsearch for CCF
---------------------------------------------------------------------------------------------------
     401-612-025      Restricted Access
---------------------------------------------------------------------------------------------------
     401-612-026      Database Tools on OMP, Phases 1 and 2
---------------------------------------------------------------------------------------------------
     401-612-027      Carrier Access Code Restriction
---------------------------------------------------------------------------------------------------
     401-612-028      Virtual System AMA Event Recording
---------------------------------------------------------------------------------------------------
     401-612-030      Credit Card Phone/32 Digit Dialing
---------------------------------------------------------------------------------------------------
     401-612-031      Series IIe Six Sector Support
---------------------------------------------------------------------------------------------------
     401-612-032      Voice Mail Notification
---------------------------------------------------------------------------------------------------
     401-612-033      Series IIe Growth Frame Support
---------------------------------------------------------------------------------------------------
     401-612-034      Expanded Spectrum Capability
---------------------------------------------------------------------------------------------------
     401-612-035      Subscriber PIN Intercept (SPINI)
---------------------------------------------------------------------------------------------------
     401-612-036      Subscriber PIN Access (SPINA)
---------------------------------------------------------------------------------------------------
     401-612-037      EIA Function Code Dialing
---------------------------------------------------------------------------------------------------
     401-612-038      TDMA Digital Control Channel (DCCH)
---------------------------------------------------------------------------------------------------
     401-612-039      Blind Unanswered Call Release
---------------------------------------------------------------------------------------------------
     401-612-040      Manufacturer Code Validation
---------------------------------------------------------------------------------------------------
     401-612-041      Authentication
---------------------------------------------------------------------------------------------------
     401-612-042      Subscriber Call Quality Rating (SCQR) Greeting
---------------------------------------------------------------------------------------------------
     401-612-043      IS41 Automatic Roaming and Call Delivery
---------------------------------------------------------------------------------------------------
     401-612-044      Programmable Treatment Routing
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless       Appendix H          Page 4 of 13
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

---------------------------------------------------------------------------------------------------
     401-612-045      Alarm Summary Print (ASP)
---------------------------------------------------------------------------------------------------
     401-612-046      Voice Privacy
---------------------------------------------------------------------------------------------------
     401-612-047      Remote Feature Activation
---------------------------------------------------------------------------------------------------
     401-612-048      Signaling Message Encryption
---------------------------------------------------------------------------------------------------
     401-612-049      Analog  Capacity Enhancement
---------------------------------------------------------------------------------------------------
     401-612-050      Tandem Trunk Switching
---------------------------------------------------------------------------------------------------
     401-612-051      Immediate Billing with Multiple Systems (IBMS)
---------------------------------------------------------------------------------------------------
     401-612-052      RF Call Trace
---------------------------------------------------------------------------------------------------
     401-612-054      Virtual Systems RC/V Access
---------------------------------------------------------------------------------------------------
     401-612-055      Increased Court Ordered Surveillance (ICOS)
---------------------------------------------------------------------------------------------------
     401-612-056      Selective Paging
---------------------------------------------------------------------------------------------------
     401-612-057      User-Defined Cell Site Alarms
---------------------------------------------------------------------------------------------------
     401-612-058      Administrable ANI Information Digits
---------------------------------------------------------------------------------------------------
     401-612-059      Subscriber and System Errors to Announcement (SSEA)
---------------------------------------------------------------------------------------------------
     401-612-060      Feature Transparency Network Inter-Switch Call Delivery
---------------------------------------------------------------------------------------------------
     401-612-061      Immediate Call Trace
---------------------------------------------------------------------------------------------------
     401-612-062      Selectable Paging Tone (SPT)
---------------------------------------------------------------------------------------------------
     401-612-063      Cancel Call Waiting (CCW)
---------------------------------------------------------------------------------------------------
     401-612-064      Multiple System Subscriber Administration (MSSA)
---------------------------------------------------------------------------------------------------
     401-612-065      Mobile Power Class (MPC) Dependent Thresholds
---------------------------------------------------------------------------------------------------
     401-612-066      Positive Paging Default (PPD)
---------------------------------------------------------------------------------------------------
     401-612-067      Non-Autonomous Registration Capable Flood Paging (NARCFP)
---------------------------------------------------------------------------------------------------
     401-612-068      Digital Preference for Handoffs
---------------------------------------------------------------------------------------------------
     401-612-069      Mobile Station Test
---------------------------------------------------------------------------------------------------
     401-612-070      Message Retrieval Code
---------------------------------------------------------------------------------------------------
     401-612-072      Multiple Units with Same Directory Number
---------------------------------------------------------------------------------------------------
     401-612-073      DCA and Inter-MSC DCA
---------------------------------------------------------------------------------------------------
     401-612-074      Control Point Switch Handoff Restriction
---------------------------------------------------------------------------------------------------
     401-612-075      Split NPA with Short Mobile Identification Number Paging
---------------------------------------------------------------------------------------------------
     401-612-076      System-Wide Short Mobile Identification Number Paging (With CDNs)
---------------------------------------------------------------------------------------------------
     401-612-077      IS41 Inter-Vendor Handoff (IVHO)
---------------------------------------------------------------------------------------------------
     401-612-078      IS41 Roamer Administration Service
---------------------------------------------------------------------------------------------------
     401-612-079      IS41 Message Recording Service (MRS) Interface
---------------------------------------------------------------------------------------------------
     401-612-080      AMA Search
---------------------------------------------------------------------------------------------------
     401-612-080A     AMA Search  with 15 Digit DN
---------------------------------------------------------------------------------------------------
     401-612-081      Automatic Call Trace
---------------------------------------------------------------------------------------------------
     401-612-082      Series II Cell Site Directional Setup
---------------------------------------------------------------------------------------------------
     401-612-083      Virtual Systems Tones and Announcements (VSTA)
---------------------------------------------------------------------------------------------------
     401-612-084      MRS Equal Access Interface
---------------------------------------------------------------------------------------------------
     401-612-085      Operator Call Restrictions Announcement
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless       Appendix H          Page 5 of 13
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

---------------------------------------------------------------------------------------------------
     401-612-086      Homer Electronic Serial Number Fraud Check
---------------------------------------------------------------------------------------------------
     401-612-087      No Service VLR Record
---------------------------------------------------------------------------------------------------
     401-612-088      Fraudulent Screening for Tumbling Electronic Serial Number
---------------------------------------------------------------------------------------------------
     401-612-089      BillNet Automatic Message Accounting
---------------------------------------------------------------------------------------------------
     401-612-090      Partial Station Class Mark in Automatic Message Accounting
---------------------------------------------------------------------------------------------------
     401-612-091      Primary Clock Alarm (PCA)
---------------------------------------------------------------------------------------------------
     401-612-092      Forced Handoff
---------------------------------------------------------------------------------------------------
     401-612-093      Reserved Radios for Handoff
---------------------------------------------------------------------------------------------------
     401-612-094      Roamer Only Restricted Cellular Networking Handoff
---------------------------------------------------------------------------------------------------
     401-612-095      Radio Reservation for Priority Subscribers (RRPS)
---------------------------------------------------------------------------------------------------
     401-612-096      Operator Service Signaling (OSS)
---------------------------------------------------------------------------------------------------
     401-612-097      Dialed Digits in Automatic Message Accounting (DDAMA)
---------------------------------------------------------------------------------------------------
     401-612-098      Recent Change/Verify Overload Access Control (RCVOAC)
---------------------------------------------------------------------------------------------------
     401-612-099      Periodic Cross-Face Locate (PCFL)
---------------------------------------------------------------------------------------------------
     401-612-100      Subscriber Form Activity Print (SFAP)
---------------------------------------------------------------------------------------------------
     401-612-101      Series IIm T1 Minicell & Series IImm Microcell Support
---------------------------------------------------------------------------------------------------
     401-612-102      Emergency Call Access (ECA)
---------------------------------------------------------------------------------------------------
     401-612-103      Authorized Roaming List (ALR) and Home Only Service
---------------------------------------------------------------------------------------------------
     401-612-104      Redirect to Announcement (RTA)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
     401-612-106      Non-Integrated 13 Kbps Vocoder
---------------------------------------------------------------------------------------------------
     401-612-107      Drop Dragging Restricted Calls
---------------------------------------------------------------------------------------------------
     401-612-108      ECP Cell Swing
---------------------------------------------------------------------------------------------------
     401-612-110      High Capacity AMA Teleprocessing
---------------------------------------------------------------------------------------------------
     401-612-111      Initial Cell-Based Billing
---------------------------------------------------------------------------------------------------
     401-612-112      Mobile Activity Supervision (MAS)
---------------------------------------------------------------------------------------------------
     401-612-113      Transfer-to-number as Redirection Request
---------------------------------------------------------------------------------------------------
     401-612-114      Send new Profile Size (SNEWPS)
---------------------------------------------------------------------------------------------------
     401-612-115      MultipleVocoding and EVRC
---------------------------------------------------------------------------------------------------
     401-612-116      Over-the-Air Service Provisioning
---------------------------------------------------------------------------------------------------
     401-612-117      CDMA Mobile Loopback Test
---------------------------------------------------------------------------------------------------
     401-612-118      DCCH Inter-Hyperbond Operation
---------------------------------------------------------------------------------------------------
     401-612-119      Power Level Measurement 5  (PLM 5)
---------------------------------------------------------------------------------------------------
     401-612-120      Intelligent Peripheral Tandem
---------------------------------------------------------------------------------------------------
     401-612-121      IS41 Dialed Number Trigger
---------------------------------------------------------------------------------------------------
     401-612-122      IS41 Origination Trigger for WIN
---------------------------------------------------------------------------------------------------
     401-612-123      IS41 Termination Trigger for WIN
---------------------------------------------------------------------------------------------------
     401-614-124      Do Not Distrub DND
---------------------------------------------------------------------------------------------------
     401-612-125      Call Tear Down (KILLCALL)
---------------------------------------------------------------------------------------------------
     401-612-126      IS-136 Non-Public Ntwk Ids and Charge Areas (NPNI)
---------------------------------------------------------------------------------------------------
     401-612-127      Visual Zone Identifier
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless       Appendix H          Page 6 of 13
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

---------------------------------------------------------------------------------------------------
     401-612-128      SAT-SINAD Induced Handoff
---------------------------------------------------------------------------------------------------
     401-612-129      Roamer Verification Reinstatement
---------------------------------------------------------------------------------------------------
     401-612-130      TDMA ACELP Vocoder
---------------------------------------------------------------------------------------------------
     401-612-131      PCS CDMA CATV Distribution System
---------------------------------------------------------------------------------------------------
     401-612-132      Carrier Teleservice Transport
---------------------------------------------------------------------------------------------------
     401-612-133      On-Line Subscriber Transfer Tool (OLSTRA)
---------------------------------------------------------------------------------------------------
     401-612-134      Extended Roamer Screening
---------------------------------------------------------------------------------------------------
     401-612-135      Call Waiting with Access Code
---------------------------------------------------------------------------------------------------
     401-612-136      Metered Billing
---------------------------------------------------------------------------------------------------
     401-612-138      Deny Auto Collect Call
---------------------------------------------------------------------------------------------------
     401-612-140      Handoff Matrix
---------------------------------------------------------------------------------------------------
     401-612-141      Wireline Feature Transparency
---------------------------------------------------------------------------------------------------
     401-612-142      Inventory Control
---------------------------------------------------------------------------------------------------
     401-612-144      Rogue Mobile ID
---------------------------------------------------------------------------------------------------
     401-612-146      Autoplex System 1000 Enhanced Kill Call Capability
---------------------------------------------------------------------------------------------------
     401-612-147      Multiple Aborted Access Attempts Reporting
---------------------------------------------------------------------------------------------------
     401-612-148      Autoplex System 1000 Delete Subscriber Database Records
---------------------------------------------------------------------------------------------------
     401-612-149      Global Locator Service
---------------------------------------------------------------------------------------------------
     401-612-150      Inter-MSC (ECP)Swing
---------------------------------------------------------------------------------------------------
     401-612-151      G2 ISUP Continuity Test
---------------------------------------------------------------------------------------------------
     401-612-152      ISUP Dialed Digit String
---------------------------------------------------------------------------------------------------
     401-612-153      Tandem over ISUP
---------------------------------------------------------------------------------------------------
     401-612-154      Autoplex System 1000 PC Authgen
---------------------------------------------------------------------------------------------------
     401-612-155      Autoplex System 1000 PCS CDMA Cell Translations
---------------------------------------------------------------------------------------------------
     401-612-156      Shinsegi CSBS to Autoplex RC/V Data Translation
---------------------------------------------------------------------------------------------------
     401-612-157      Korean Mobile Application Part
---------------------------------------------------------------------------------------------------
     401-612-159      Allow Mobile Orignation and registration regardless of elect SN
---------------------------------------------------------------------------------------------------
     401-612-160      Cell Retune
---------------------------------------------------------------------------------------------------
     401-612-161      CDMA Circuit Mode Optional Feature Document
---------------------------------------------------------------------------------------------------
     401-612-162      PIN Authentication Filter
---------------------------------------------------------------------------------------------------
     401-612-167      WIN-Based Wireless Enhanced 911 Service
---------------------------------------------------------------------------------------------------
     401-612-168      DB Sub Query and DB Subsum
---------------------------------------------------------------------------------------------------
     401-612-169      Consult and Conference
---------------------------------------------------------------------------------------------------
     401-612-171      VLR Parameterazation
---------------------------------------------------------------------------------------------------
     401-612-173      Tandem of Incoming Trunks (TNT)
---------------------------------------------------------------------------------------------------
     401-612-174      Change/Insert RC/V Text - Optional Feature Doc
---------------------------------------------------------------------------------------------------
     401-612-175      Digit by Digit Update
---------------------------------------------------------------------------------------------------
     401-612-178      AMA Free Calls
---------------------------------------------------------------------------------------------------
     401-612-180      Deny Three-Way Calling Option
---------------------------------------------------------------------------------------------------
     401-612-181      CDMA Signaling Message Encryption
---------------------------------------------------------------------------------------------------
     401-612-182      CDMA Private Network and User Zone
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless       Appendix H          Page 7 of 13
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

---------------------------------------------------------------------------------------------------
     401-612-183      CDMA SMS Point to Point on Digital Traffic
---------------------------------------------------------------------------------------------------
     401-612-184      General Cell Growth
---------------------------------------------------------------------------------------------------
     401-612-185      Dialed Number Modification Database (DNMOD) where Zero Subscribers are
                      Denied Service (DO)
---------------------------------------------------------------------------------------------------
     401-612-187      System Hashing over Paging Carriers
---------------------------------------------------------------------------------------------------
     401-612-188      Operational Fault Detection Multi-Sector
---------------------------------------------------------------------------------------------------
     401-612-190      SM Data Reporting Enhancements Phase II
---------------------------------------------------------------------------------------------------
     401-612-191      Give Home Subscribers Tandem (GHOST)
---------------------------------------------------------------------------------------------------
     401-612-194      Over the Air Activation for TDMA
---------------------------------------------------------------------------------------------------
     401-612-195      Wireless Number Portability
---------------------------------------------------------------------------------------------------
     401-612-196      Recent Change and Verify (RC/V) Security Logging
---------------------------------------------------------------------------------------------------
     401-612-203      CDMA Frame Error Rate (FER) and Power Level Measurements (PLM) Optional
                      Feature (FID-2192)
---------------------------------------------------------------------------------------------------
     401-612-204      CDMA Undeclared Neighbor List Optional Feature Document (FID - 2284)
---------------------------------------------------------------------------------------------------
     401-612-205      Last Call Return Optional Feature Document (FID - 2521)
---------------------------------------------------------------------------------------------------
     401-612-208      Redirection Directive Phase II
---------------------------------------------------------------------------------------------------
     401-612-209      Lawfully Authorized Electronic Surveillance
---------------------------------------------------------------------------------------------------
     401-612-210      Calling Name Presentation (CNAP)
---------------------------------------------------------------------------------------------------
     401-612-211      TDMA Circuit Mode Optional Feature Document
---------------------------------------------------------------------------------------------------
     401-612-213      Incoming Call Category in AMA
---------------------------------------------------------------------------------------------------
     401-612-215      ACOC
---------------------------------------------------------------------------------------------------
     401-612-216      ANSI-41 Billing Module with Service Type
---------------------------------------------------------------------------------------------------
     401-612-218      CDMA Multiple Pilots Interfrequency Handoff
---------------------------------------------------------------------------------------------------
     401-612-219      MIN/MDN Separation
---------------------------------------------------------------------------------------------------
     401-612-221      CDMA Packet Pipe Enhancements Optional Feature Document (FID-2281 & 3125)
---------------------------------------------------------------------------------------------------
     401-612-223      Flexible Alerting
---------------------------------------------------------------------------------------------------
     401-612-224      CDMA Co-located Cells for Multicarrier Phase 1 Optional Feature Guide
---------------------------------------------------------------------------------------------------
     401-612-226      CRTU/CRTU-II: CDMA Receive Antenna Test
---------------------------------------------------------------------------------------------------
     401-612-227      Don't Detect Loopback at Seizure
---------------------------------------------------------------------------------------------------
     401-612-228      TRAIN
---------------------------------------------------------------------------------------------------
     401-612-230      Feature Request Allowance for Routing Enhancements (FARE)
---------------------------------------------------------------------------------------------------
     401-612-232      20 Digit Dialing
---------------------------------------------------------------------------------------------------
     401-612-233      Subscriber Rehome
---------------------------------------------------------------------------------------------------
     401-612-235      Analog Fax Support for CDMA
---------------------------------------------------------------------------------------------------
     401-612-236      Fixed Wireless Subscriber 911 Service
---------------------------------------------------------------------------------------------------
     401-612-237      TDMA Handoff Based on Interference
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless       Appendix H          Page 8 of 13
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

---------------------------------------------------------------------------------------------------
     401-612-238      TDMA Flexable Channel Allocation
---------------------------------------------------------------------------------------------------
     401-612-239      TDMA DTX with Noise Insertion
---------------------------------------------------------------------------------------------------
     401-612-240      Hierarchical Cell
---------------------------------------------------------------------------------------------------
     401-612-241      International Mobile Station Identifier
---------------------------------------------------------------------------------------------------
     401-612-242      Short Message Service
---------------------------------------------------------------------------------------------------
     401-612-243      Incoming Call Dialed Digits AMA Record
---------------------------------------------------------------------------------------------------
     401-612-244      Roamer Report
---------------------------------------------------------------------------------------------------
     401-612-245      Calling Name Presentation
---------------------------------------------------------------------------------------------------
     401-612-247      Restricted Roaming Class
---------------------------------------------------------------------------------------------------
     401-612-248      IS41 Rev. C-Call Transfer
---------------------------------------------------------------------------------------------------
     401-612-249      Global Locator Service (GLS)
---------------------------------------------------------------------------------------------------
     401-612-250      Call Answer Trigger
---------------------------------------------------------------------------------------------------
     401-612-251      Operational Fault Detection-Capacity
---------------------------------------------------------------------------------------------------
     401-612-253      Circuit and Data IWF Indicator in AMA
---------------------------------------------------------------------------------------------------
     401-612-254      China TLDN Add Leading 86
---------------------------------------------------------------------------------------------------
     401-612-255      Send Forced Release After Call Processing Failure
---------------------------------------------------------------------------------------------------
     401-612-257      Operational Fault Detection-Paging
---------------------------------------------------------------------------------------------------
     401-612-258      Add & Delete Digits to A-Party Number Prior to Outpulsing A-Party Number
---------------------------------------------------------------------------------------------------
     401-612-259      Incoming R2 Implementation for TNT
---------------------------------------------------------------------------------------------------
     401-612-260      IS-53 Preferred Language
---------------------------------------------------------------------------------------------------
     401-612-262      Generalized UDP Teleservice Transport
---------------------------------------------------------------------------------------------------
     401-612-263      International Roaming (IMSI Based)
---------------------------------------------------------------------------------------------------
     401-612-264      CDMA Intra-MSC Hard Handoff for Voice Calls
---------------------------------------------------------------------------------------------------
     401-612-267      2 Branch Intelligent Antenna
---------------------------------------------------------------------------------------------------
     401-612-270      Mobile Registration Trigger (MRT)
---------------------------------------------------------------------------------------------------
     401-612-273      DOCR
---------------------------------------------------------------------------------------------------
     401-612-284      Limited Shared Trunk Groups for Bacic Tamdem Operations
---------------------------------------------------------------------------------------------------
     401-612-285      Add Channel & SAT/DVCC to Cpfail Handoff Message for FlexChan
---------------------------------------------------------------------------------------------------
     401-612-286      Migrate DB Survey to OMP
---------------------------------------------------------------------------------------------------
     401-612-288      Handoff-to-Third Phase
---------------------------------------------------------------------------------------------------
     401-612-289      CDMA Channel Assignment Into Soft Handoff
---------------------------------------------------------------------------------------------------
     401-612-294      Call Disconnect Trigger
---------------------------------------------------------------------------------------------------
     401-612-295      Advanced Termination Trigger
---------------------------------------------------------------------------------------------------
     401-612-297      CDMA Full IMSI
---------------------------------------------------------------------------------------------------
     401-612-302      Korea IS-41 Call Transfer
---------------------------------------------------------------------------------------------------
     401-612-306      Blocked Trunk Identification
---------------------------------------------------------------------------------------------------
     401-612-308      36 Concurrent OMP-FX RC/V Sessions
---------------------------------------------------------------------------------------------------
     401-612-310      CDMA Silent Reorigination
---------------------------------------------------------------------------------------------------
     401-612-316      Downlink Dynamic Power Control
---------------------------------------------------------------------------------------------------
     401-612-317      IS-41 Revision A CDMA-to-AMPS Handoff
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless       Appendix H          Page 9 of 13
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

---------------------------------------------------------------------------------------------------
     401-612-318      IS-41 CDMA Station Class Mark Handoff Support
---------------------------------------------------------------------------------------------------
     401-612-319      TDMA International Roaming (MIN Based)
---------------------------------------------------------------------------------------------------
     401-612-320      Meter Pulse
---------------------------------------------------------------------------------------------------
     401-612-321      WIN Origination Triggers
---------------------------------------------------------------------------------------------------
     401-612-329      Increase AMA record Storage with DAT
---------------------------------------------------------------------------------------------------
     401-612-333      5ESS-DCS Wireless Primary Rate Interface for CDMA Dual Mode Mobiles
---------------------------------------------------------------------------------------------------
     401-612-343      Far End Release Cause Values for ISUP and R2 in the AMA Record
---------------------------------------------------------------------------------------------------
     401-612-345      Add Terminating NPA in AMA Record (TERMAMA)
---------------------------------------------------------------------------------------------------
     401-612-346      ANSI-41 Enahnced TIA Call Delivery with Intersystem Paging Using ISPAGE
---------------------------------------------------------------------------------------------------
     401-612-353      CDMA 2G Simple IP Packet Data Optional Feature
---------------------------------------------------------------------------------------------------
     401-612-357      ECU/CCU Range Extension for Flexent
---------------------------------------------------------------------------------------------------
     401-612-364      Access Entry Handoff
---------------------------------------------------------------------------------------------------
     401-612-367      IS-95B Access Handoff
---------------------------------------------------------------------------------------------------
     401-612-369      Access Entry Handoff
---------------------------------------------------------------------------------------------------
     401-612-370      Forward Traffic Channel DTMF Tone Signaling for CDMA EVRC
---------------------------------------------------------------------------------------------------
     401-612-387      WIN Terminating Resource Available Trigger Facility Selected and Available
---------------------------------------------------------------------------------------------------
     401-612-392      CDMA Short Message Service (SMS)
---------------------------------------------------------------------------------------------------
     401-612-394      Extended Orignation Indicator Mapping
---------------------------------------------------------------------------------------------------
     401-612-395      Separate Dialing Class for CUG and DNT
---------------------------------------------------------------------------------------------------
     401-612-396      Increased Support of Location Routing Numbers
---------------------------------------------------------------------------------------------------
     401-612-600      Software Solutions Handbook
---------------------------------------------------------------------------------------------------
     401-612-615      CALEA Implementation Guide
---------------------------------------------------------------------------------------------------
     401-613-001      Spectrum Swap Feature Description
---------------------------------------------------------------------------------------------------
     401-613-100      Switch-Hook Flash RedirectApplication with Voice Mail
---------------------------------------------------------------------------------------------------
     401-614-012      CDMA RF Engineering Guidelines
---------------------------------------------------------------------------------------------------
     401-614-014      Multi Carrier/Inter Carrier CDMA RF Engineering Guidelines
---------------------------------------------------------------------------------------------------
     401-614-019      CDMA Compact Minicell Installation
---------------------------------------------------------------------------------------------------
     401-614-020      CDMA Minicell Desc. Operation & Maintenance
---------------------------------------------------------------------------------------------------
     401-614-021      CDMA Minicell Cabinet Installation
---------------------------------------------------------------------------------------------------
     401-614-022      Cellular CDMA Minicell Cabinet Site Preparation Guidelines
---------------------------------------------------------------------------------------------------
     401-614-025      CDMA Adjunct to the Series II m/mm Small Cell Site Cabinet Installation
                      Manual
---------------------------------------------------------------------------------------------------
     401-614-026      CDMA Adjunct to the Series II m/mm Small Cell Site Preparation Guidelines
---------------------------------------------------------------------------------------------------
     401-614-028      CDMA COMPACT MINICELL SITE PREP
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless       Appendix H         Page 10 of 13
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

---------------------------------------------------------------------------------------------------
     401-614-030      CDMA COMPACT MINICELL DOM MAN
---------------------------------------------------------------------------------------------------
     401-614-033      850 CDMA DBL DENSITY SII SITE PREP
---------------------------------------------------------------------------------------------------
     401-614-035      Over-the-Air-Function Installation Manual
---------------------------------------------------------------------------------------------------
     401-614-036      Standardized Over-The-Air Function Operations and Admin Manual
---------------------------------------------------------------------------------------------------
     401-614-037      Over-the-Air-Function Upgrade Manual
---------------------------------------------------------------------------------------------------
     401-614-140      CDMA DBL DENSITY SII INST
---------------------------------------------------------------------------------------------------
     401-614-210      TDMA IWF OA&M Guide
---------------------------------------------------------------------------------------------------
     401-614-212      TDMA Circuit Switched Data IWF
---------------------------------------------------------------------------------------------------
     401-660-060      Compact Base Station Desc., Oper., & Mtce.
---------------------------------------------------------------------------------------------------
     401-660-100      Series II Cell Site Hdw Desc. Op. & Mtce.
---------------------------------------------------------------------------------------------------
     401-660-101      Cell Site Diagnostic Test Descriptions
---------------------------------------------------------------------------------------------------
     401-660-105      Series II Linear Amplifier Circuit Maintenance
---------------------------------------------------------------------------------------------------
     401-660-106      Cell Site Translations
---------------------------------------------------------------------------------------------------
     401-660-110      Cell Site Filter Engineering Guidelines
---------------------------------------------------------------------------------------------------
     401-660-111      Guidelines for Minimizing RF Interference
---------------------------------------------------------------------------------------------------
     401-660-115      Series IIm T1/E1 Minicell Desc Op & Mtce.
---------------------------------------------------------------------------------------------------
     401-660-116      Series IImm T1/E1 Microcell Desc Op & Mtce.
---------------------------------------------------------------------------------------------------
     401-660-123      AutoPACE Special Engineering Studies User's Guide
---------------------------------------------------------------------------------------------------
     401-660-124      AutoPACE System Administration Guidelines
---------------------------------------------------------------------------------------------------
     401-660-125      Series II Modular Linear Amplifier
---------------------------------------------------------------------------------------------------
     401-660-126      AutoPACE Performance Analysis Users Guide
---------------------------------------------------------------------------------------------------
     401-660-127      AutoPACE OA&M Manual
---------------------------------------------------------------------------------------------------
     401-660-128      GPS Antenna Planning
---------------------------------------------------------------------------------------------------
     401-660-129      Base Station CDMA Reference Freq Timing Generator and Antenna System DOM
                      and Installation
---------------------------------------------------------------------------------------------------
     401-660-135      L-EDRU Description and Installation
---------------------------------------------------------------------------------------------------
     401-660-140      850 CDMA Double Density Growth Frame
---------------------------------------------------------------------------------------------------
     401-661-000      Multiple Systems Description
---------------------------------------------------------------------------------------------------
     401-661-010      Multiple Systems Implementation Guidelines
---------------------------------------------------------------------------------------------------
     401-661-020      SS7 Implementation Guidelines
---------------------------------------------------------------------------------------------------
     401-661-030      Digit-by Digit Feature User Guide
---------------------------------------------------------------------------------------------------
     401-661-045      CNI Ring Maintenance
---------------------------------------------------------------------------------------------------
     401-662-003      IS41 Message Visibility Program Guide
---------------------------------------------------------------------------------------------------
     401-662-004      HA-OMP System Administrator's Guide
---------------------------------------------------------------------------------------------------
     401-662-015      Simplex OMP to HA-OMP Retrofit Procedures
---------------------------------------------------------------------------------------------------
     401-662-101      OMP-FX Product Overview
---------------------------------------------------------------------------------------------------
     401-662-102      OMP-FX OA&M Guide
---------------------------------------------------------------------------------------------------
     401-662-103      OMP-FX Installation Video
---------------------------------------------------------------------------------------------------
     401-703-025      PCS-CDMA Site Prep Document
---------------------------------------------------------------------------------------------------
     401-703-201      PCS CDMA RF ENGINEERING GUIDELINES*
---------------------------------------------------------------------------------------------------
     401-703-202      TDMA PCS Minicell RF Engineering Guidelines
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless       Appendix H         Page 11 of 13
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

---------------------------------------------------------------------------------------------------
     401-703-204      PCS CDMA CATV RF ENGINEERING GUIDELINES*
---------------------------------------------------------------------------------------------------
     401-703-205      PCS TDMA IMPLEMENTATION MANUAL
---------------------------------------------------------------------------------------------------
     401-703-207      PCS Range Extension Repeaters CDMA RF Engineering Guidelines
---------------------------------------------------------------------------------------------------
     401-703-300      PCS-CDMA Cabinet Installation Guide
---------------------------------------------------------------------------------------------------
     401-703-301      PCS-CDMA Minicell Description OA&M
---------------------------------------------------------------------------------------------------
     401-703-319      PCS-TDMA MiniCell Site Preparation Guidelines
---------------------------------------------------------------------------------------------------
     401-703-320      TDMA-PCS Installation Manual
---------------------------------------------------------------------------------------------------
     401-703-321      TDMA PCS Minicell OA&M
---------------------------------------------------------------------------------------------------
     401-703-338      Flexent Applications Overview - Video
---------------------------------------------------------------------------------------------------
     401-703-339      FLEXENT WIRELESS  APPLICATIONS OVERVIEW CDROM
---------------------------------------------------------------------------------------------------
     401-703-340      Flexent CDMA Microcell Site Peparations Guide
---------------------------------------------------------------------------------------------------
     401-703-341      Flexent CDMA Microcell Installation Guide
---------------------------------------------------------------------------------------------------
     401-703-342      PCS/CDMA Microcell OA&M Guide
---------------------------------------------------------------------------------------------------
     401-703-345      PCS-TDMA/TDMA Microcell Site Preparation Guidelines
---------------------------------------------------------------------------------------------------
     401-703-346      PCS-TDMA/TDMA Microcell Installation Guide
---------------------------------------------------------------------------------------------------
     401-703-347      PCS-TDMA/TDMA Microcell OA&M
---------------------------------------------------------------------------------------------------
     401-703-348      Flexent PCS/Cellular TDMA Microcell Rf Eng Guidelines
---------------------------------------------------------------------------------------------------
     401-703-349      Flexent PCS/Cellular CDMA Microcell Rf Eng Guidelines
---------------------------------------------------------------------------------------------------
     401-703-350      FLEXENT(TM) CDMA Application Processor Cluster Site Survey.
---------------------------------------------------------------------------------------------------
     401-703-351      Flexent TDMA Microcell Site Prep. Guidelines - International
---------------------------------------------------------------------------------------------------
     401-703-352      PCS-CDMA/CDMA Microcell Site Preparation Guidelines
---------------------------------------------------------------------------------------------------
     401-703-353      PCS-CDMA/CDMA Microcell Installation Guide
---------------------------------------------------------------------------------------------------
     401-703-361      TDMA Multi-Range Cell Site Prep
---------------------------------------------------------------------------------------------------
     401-703-362      TDMA Multi-Range Cell Installation
---------------------------------------------------------------------------------------------------
     401-703-363      TDMA Multi-Range OA&M Manual
---------------------------------------------------------------------------------------------------
     401-703-380      OneBTS t850 Site Preparation Guidelines
---------------------------------------------------------------------------------------------------
     401-703-382      Flexent OneBTS t850 BaseStation Operations, Administration, and Maintenance
---------------------------------------------------------------------------------------------------
     401-703-400      PCS-CDMA CATV Product Overview
---------------------------------------------------------------------------------------------------
     401-703-401      PCS-CDMA CATV CSR Plan Guide
---------------------------------------------------------------------------------------------------
     401-703-402      PCS CDMA CATV SIGHS Implementation
---------------------------------------------------------------------------------------------------
     401-703-403      PCS CDMA CATV OA&M Ref Manual
---------------------------------------------------------------------------------------------------
     401-703-404      PCS-CDMA Cabinet Installation Guide CATV
---------------------------------------------------------------------------------------------------
     401-703-406      NOCC HECU Messages Reference Guide Ver. 1.85
---------------------------------------------------------------------------------------------------
     401-703-407      Remote Messages Guide
---------------------------------------------------------------------------------------------------
     401-703-503      OA&M Translation for Third-Party RF Distribution Elements, Install and
                      Operation Manual
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless       Appendix H         Page 12 of 13
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

---------------------------------------------------------------------------------------------------
     401-703-600      In Building Distributed Antenna Systems Application Guide
---------------------------------------------------------------------------------------------------
     401-703-601      In Building Distributed Antenna Systems Installation Guide
---------------------------------------------------------------------------------------------------
     401-710-080      MSC Support for IS-634 Base Stations
---------------------------------------------------------------------------------------------------
     401-710-100      Applications Processor Cluster Frame Installation Manual
---------------------------------------------------------------------------------------------------
     401-710-101      APC Operations, Administration, and Maintenance Guide
---------------------------------------------------------------------------------------------------
     401-710-102      Radio Cluster Server RCS OA&M Guide
---------------------------------------------------------------------------------------------------
     401-710-103      OMP Web-Based Features System Administrator's Guide
---------------------------------------------------------------------------------------------------
     401-710-110      EMS User's Guide
---------------------------------------------------------------------------------------------------
     401-710-120      PCS-CDMA/CDMA Modular Cell Site Preparation Guidelines
---------------------------------------------------------------------------------------------------
     401-710-121      PCS-CDMA/TDMA Modular Cell Installation Guide
---------------------------------------------------------------------------------------------------
     401-710-122      PCS-CDMA/CDMA Modular Cell OA&M
---------------------------------------------------------------------------------------------------
     401-710-130      FLEXENT(TM)CDMA Simple IP (SIP) Packet Data  InterWorking Function (IWF)
                      Installation
---------------------------------------------------------------------------------------------------
     401-710-131      FLEXENT(TM)CDMA Simple IP (SIP) Packet Data  InterWorking Function (IWF)
                      Planning and Implementation Guide
---------------------------------------------------------------------------------------------------
     401-710-132      FLEXENT(TM)CDMA Simple IP (SIP) Packet Data  InterWorking Function (IWF)
                      OA&M Guide
---------------------------------------------------------------------------------------------------
     401-710-133      FLEXENT(TM)CDMA Simple IP (SIP) Packet Data  InterWorking Function (IWF)
                      Hardware Discription Manual
---------------------------------------------------------------------------------------------------
     CIB 117-9B       Dynamic Power Control
---------------------------------------------------------------------------------------------------
     CIB 119-1A       Series I CellSite-OMNI to Directional Cell
---------------------------------------------------------------------------------------------------
      CIB 148B        Lightning Protection and Grounding
---------------------------------------------------------------------------------------------------
       CIB 184        AUTOPLEX Cellular Telecommunications Systems Series II Cell Site Multiple
                      LACs Per Sector
---------------------------------------------------------------------------------------------------
       CIB 189        IMS Circuit Pack Application Guidelines
---------------------------------------------------------------------------------------------------
       CIB 198        Series II Cell Site Circuit Pack Application Guidelines
---------------------------------------------------------------------------------------------------
       CIB 251        HA-OMP Demarcation Panel Connectivity
---------------------------------------------------------------------------------------------------
       CIB 252        TDMA PCS Minicell Capacity Expansion - Co-Locate and Hybrid (Co-Locate plus
                      Overlay) Approaches
---------------------------------------------------------------------------------------------------
       CIB 253        CDN II/CDN II-X DLN30 DA Notice
---------------------------------------------------------------------------------------------------
       CIB 254        Operations Maint. Platform (OMP) DA Notice
---------------------------------------------------------------------------------------------------
       CIB 256        Wireless Networks Miscellaneous IMS Node, Circuit Pack & Interface Adapter
                      Discontinued Availability Notice
---------------------------------------------------------------------------------------------------
       CIB 259        Miscellaneous ECP Complex/PCS Access Manager and Transmission Equipment
                      Discontinued Availability Notice
---------------------------------------------------------------------------------------------------
   CTSO Bulletins     1995-1997 Bulletins
---------------------------------------------------------------------------------------------------
   CTSO Fax Flash.    1995-1997 Fax Flashes
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless       Appendix H         Page 13 of 13
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                  APPENDIX I

                Responsibilities Matrix for System Engineering,
                    Implementation and Optimization Services

For purposes of uniformity and brevity, references to the Agreement or to an APPENDIX shall refer to that Purchase and Sale Agreement to which this document is APPENDIX I and to the other APPENDIXs to that Agreement. All definitions set forth in the Agreement shall apply hereto unless otherwise expressly defined herein. Except as may otherwise be provided in the Agreement, each of the Services identified as SUPPLIER's responsibilities in this APPENDIX are offered on a separate billable basis.

1.       RESPONSIBILITIES MATRIX OVERVIEW
This document provides high-level descriptions of required services (including but not limited to engineering services, operations and maintenance services, and implementation services), and outlines the respective responsibilities concerning the supply, installation, commissioning, and acceptance testing of the Network Elements supplied under this Agreement.1 The parties' respective responsibilities under any item of this APPENDIX I shall be discharged in accordance with the particulars as may be further defined elsewhere in this Agreement.

All work shall be performed according to mutually agreed standards and practices where applicable. Installation and commissioning of the Network Elements shall be performed in accordance with the SUPPLIER's installation and commissioning instructions.

         1.1      SUPPLIER Responsibilities - General
                  This section is provided for the convenience of the parties and shall not be understood to create any new obligations upon SUPPLIER. SUPPLIER shall perform, as set forth below in this APPENDIX I, services for PURCHASER's CDMA System. Services other than those specifically described in this APPENDIX I, shall be available as Optional Services as described in Appendix N.

                  SUPPLIER's responsibilities shall include, but shall not be limited to:

                  o Conducting of analyses to determine the required materials, effort and services necessary for installation and optimization of the network.

                  o Installation of certain Network Elements, including radio and fixed network equipment (e.g., BTS radio equipment, , associated hardware, MSC and BSC equipment and associated hardware, and power plant).

                  o Note: SUPPLIER's installation prices do not include any antenna work.

                  o Provision of a program management plan for system deployment (as discussed in Section 7 of the Agreement)

                  o    Progress reports

---------
1 The definition of Network Elements is provided in Article 2 of the Agreement.

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless     Appendix I            Page 1 of 13
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  o Documentation (as set forth in APPENDIX H of the Agreement)

                  o    Training (as set forth in APPENDIX G of the Agreement)

                  o Development of Acceptance Test Procedures (ATPs), provision of test equipment, and performance of acceptance tests2

                  o    Commission testing

                  o Implementation details as presented in this APPENDIX I and elsewhere in the Agreement.

         1.2      PURCHASER Responsibilities - General
                  This section is provided for the convenience of the parties and shall not be understood to create any new obligations upon PURCHASER. PURCHASER's responsibilities shall include, but shall not be limited to:

                  o Supplying SUPPLIER with all pertinent coverage and capacity requirements and necessary system engineering information

                  o    Site search and evaluation

                  o    Site acquisition

                  o Site preparation (all civil works activities, permits, ordering of leased lines and AC power)

                  o Approval or rejection of acceptance tests.


The responsibilities in this APPENDIX are grouped into two categories: Base Transceiver Stations (BTS) and Switching Systems. Both of these categories are further divided into Services and Materials.

2.       BTS RESPONSIBILITY
The following sections outline the responsibilities for services and materials for the BTS Network Elements. Radio Network Design is separated into two series of activities: Preliminary Radio Network Design and Implementation Radio Network Design.

         2.1      BTS Services

                  2.1.1    Radio Network Design

---------
2 All draft Acceptance Test Procedures shall be in accordance with APPENDIX C and shall be reviewed and approved by PURCHASER. Should PURCHASER not approve a draft Acceptance Test Procedure, PURCHASER and SUPPLIER shall work in good faith to resolve their differences and agree upon an Acceptance Test Procedure. Should agreement not be possible, the dispute shall be resolved by a Third Party Engineer as provided in the Agreement.

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless     Appendix I            Page 2 of 13
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

-----------------------------------------------------------------------------------------------------------------------
                                                                                       PURCHASER (P)     SUPPLIER (S)
-----------------------------------------------------------------------------------------------------------------------
1.     Define coverage and capacity requirements.                                            X
-----------------------------------------------------------------------------------------------------------------------
2.     Provide coverage and capacity data to SUPPLIER.                                       X
-----------------------------------------------------------------------------------------------------------------------

                  2.1.2    Implementation Radio Network Design

-----------------------------------------------------------------------------------------------------------------------
                                                                                       PURCHASER (P)     SUPPLIER (S)
-----------------------------------------------------------------------------------------------------------------------
1.     Prepare forecast and location of demand for service.                                  X
-----------------------------------------------------------------------------------------------------------------------
2.     Define coverage and capacity requirements.                                            X
-----------------------------------------------------------------------------------------------------------------------
3.     Develop phase coverage objectives.                                                    X
-----------------------------------------------------------------------------------------------------------------------
4.     Develop coverage plan to meet phase coverage objectives.                              X
-----------------------------------------------------------------------------------------------------------------------
5.     Prepare a detailed data sheet for each base station. Information in the data          X
       sheet shall include, but is not limited to:
         a)     Antenna description and configuration3
         b)     Effective radiated power
         c)     Antenna radiation center above ground level
         d)     Sector/omni antenna, simplex/duplex, 60 /120 sector and orientations
         e)     Maximum transmission line loss acceptable
         f)     Vertical beam width (optional)
         g)     Down tilt angle (if used), mechanical/electrical
         h)     All relevant BTS parameters
         i)     Site name, site code and numbers
         j)     Location of base station
         k)     Scheduled in-service date.
-----------------------------------------------------------------------------------------------------------------------
6.     Review data sheet against equipment capabilities.                                                      X
-----------------------------------------------------------------------------------------------------------------------
7.     Provide RF system design guidelines.                                                  X
-----------------------------------------------------------------------------------------------------------------------
9.     Notify SUPPLIER of discrepancies, verify accuracy of calculations associated          X
       with SUPPLIER-provided equipment.
-----------------------------------------------------------------------------------------------------------------------
10.    Clear microwave spectrum for PURCHASER's use.                                         X
-----------------------------------------------------------------------------------------------------------------------
11.    Notify appropriate regulatory agency of frequency use, obtain coordination            X
       approval.
-----------------------------------------------------------------------------------------------------------------------
12.    Notify appropriate regulatory agency of adjacent channel use, obtain                  X
       coordination approval.
-----------------------------------------------------------------------------------------------------------------------
13.    File appropriate notices with FCC.                                                    X
-----------------------------------------------------------------------------------------------------------------------
14.    File appropriate notices with FAA for antenna structure lighting and marking.         X
-----------------------------------------------------------------------------------------------------------------------
15.    Design and conduct coverage tests (not part of acceptance testing).                   X
-----------------------------------------------------------------------------------------------------------------------
16.    Design and conduct interference tests (not part of acceptance testing).               X
-----------------------------------------------------------------------------------------------------------------------
17.    Compare the coverage of the design, as built, with requirements.                      X
-----------------------------------------------------------------------------------------------------------------------

---------
3 The PURCHASER shall select and/or recommend specific antennas for the network implementation.

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless     Appendix I            Page 3 of 13
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

-----------------------------------------------------------------------------------------------------------------------
18.    Identify problem areas. Develop solution plan.                                        X          X4
-----------------------------------------------------------------------------------------------------------------------
19.    Define the types of reports and their respective reporting schedules                  X
       required from BTS/BSC/MSC/OMP/NMC for radio network management.
-----------------------------------------------------------------------------------------------------------------------

                  2.1.3    Site Search

-----------------------------------------------------------------------------------------------------------------------
                                                                                         PURCHASER         SUPPLIER
-----------------------------------------------------------------------------------------------------------------------
1.     Identify search area.                                                                 X
-----------------------------------------------------------------------------------------------------------------------
2.     Survey area for possible sites and prepare site data files.                           X
-----------------------------------------------------------------------------------------------------------------------
3.     Evaluate and rank proposed sites.                                                     X
-----------------------------------------------------------------------------------------------------------------------
4.     Drive test candidate sites.                                                           X
-----------------------------------------------------------------------------------------------------------------------
5.     Evaluate drive test results.                                                          X
-----------------------------------------------------------------------------------------------------------------------
6.     Approve or reject selected site.                                                      X
-----------------------------------------------------------------------------------------------------------------------
7.     Release selected site for acquisition or start site search process again.             X
-----------------------------------------------------------------------------------------------------------------------
8.     Identify and evaluate site access and security.                                       X
-----------------------------------------------------------------------------------------------------------------------
9.     Provide SUPPLIER with appropriate escort or written permission to proceed without escort as needed at PURCHASER's sites. X
-----------------------------------------------------------------------------------------------------------------------
10.    Negotiate lease with site owners.                                                     X
-----------------------------------------------------------------------------------------------------------------------
11.    Approve and conclude lease contract.                                                  X
-----------------------------------------------------------------------------------------------------------------------

                  2.1.4    Site Preparation

-----------------------------------------------------------------------------------------------------------------------
                                                                                         PURCHASER         SUPPLIER
-----------------------------------------------------------------------------------------------------------------------
1.     Provide specific technical requirements for base station design to PURCHASER
       based on Radio Network Design.                                                                         X
-----------------------------------------------------------------------------------------------------------------------
2.     Prepare Civil Engineering Design for site construction and provide copy of            X
       layout drawings to SUPPLIER.
-----------------------------------------------------------------------------------------------------------------------
3.     Use layout drawings to prepare Bill of Material. Bill of Material to be
       provided to PURCHASER upon site acceptance.                                                            X
-----------------------------------------------------------------------------------------------------------------------
4.     Obtain all necessary permits from authorities including, but not limited to           X
       zoning approvals and building permits (Sections 6 and 7 of the Agreement).
-----------------------------------------------------------------------------------------------------------------------
5.     Submit all required environmental impact statements.                                  X
-----------------------------------------------------------------------------------------------------------------------
6.     Complete site data file.                                                              X
-----------------------------------------------------------------------------------------------------------------------
7.     Evaluate and select construction contractors.                                         X
-----------------------------------------------------------------------------------------------------------------------
8.     Schedule construction work (including building improvements, AC power,                X
       leased lines).
-----------------------------------------------------------------------------------------------------------------------
9.     Supervise site construction.                                                          X
-----------------------------------------------------------------------------------------------------------------------

---------
4 Where both PURCHASER and SUPPLIER are indicated in the matrix, both parties shall cooperate to achieve a successful solution.

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless     Appendix I            Page 4 of 13
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

-----------------------------------------------------------------------------------------------------------------------
10.    Furnish estimated Site Ready for Installation (SRI) inspection date to                X
       SUPPLIER.
-----------------------------------------------------------------------------------------------------------------------
11.    Supply site ready for installation.                                                   X
-----------------------------------------------------------------------------------------------------------------------
12.    Conduct inspection of completed construction.                                         X
-----------------------------------------------------------------------------------------------------------------------
13.    Participate in SRI inspection at site.                                                                 X
-----------------------------------------------------------------------------------------------------------------------

                  2.1.5    BTS Equipment Shelters and Antenna Mounting

-----------------------------------------------------------------------------------------------------------------------
                                                                                         PURCHASER         SUPPLIER
-----------------------------------------------------------------------------------------------------------------------
1.     Provide design recommendations for equipment shelters.                                                 X
-----------------------------------------------------------------------------------------------------------------------
2.     Plan and design outdoor equipment shelters.5                                                           X
-----------------------------------------------------------------------------------------------------------------------
3.     Produce civil works drawings and provide to SUPPLIER.                                 X
-----------------------------------------------------------------------------------------------------------------------
4.     Plan and design non-standard support masts.                                           X
-----------------------------------------------------------------------------------------------------------------------
5.     Provide mechanical details (antennas and cable mounting) for structural               X
       review and permitting.
-----------------------------------------------------------------------------------------------------------------------
6.     Produce non-standard support masts drawings and provide to PURCHASER.                 X
-----------------------------------------------------------------------------------------------------------------------
7.     Perform structural analysis of building.                                              X
-----------------------------------------------------------------------------------------------------------------------
8.     Provide floor space (if indoor site) or pad/plinth (if outdoor site).                 X
-----------------------------------------------------------------------------------------------------------------------
9.     Provide adequate HVAC (if indoor site).                                               X
-----------------------------------------------------------------------------------------------------------------------
10.    Provide adequate AC power supply.                                                     X
-----------------------------------------------------------------------------------------------------------------------
11.    Provide proper electrical grounding at each site.                                     X
-----------------------------------------------------------------------------------------------------------------------
12.    Review locations for special requirements, e.g. fireproof cables in                   X
       elevator shafts.
-----------------------------------------------------------------------------------------------------------------------
13.    Deliver equipment to site.**                                                                           X
-----------------------------------------------------------------------------------------------------------------------
14.    Receive and inventory equipment at site.**                                                             X
-----------------------------------------------------------------------------------------------------------------------
15.    Install outdoor equipment shelters.                                                   X
-----------------------------------------------------------------------------------------------------------------------
16.    Specify and design custom brackets and other hardware needed for the                  X
       antenna and transmission lines.
-----------------------------------------------------------------------------------------------------------------------
17.    Install custom brackets and other hardware for the antenna and transmission           X
       lines
-----------------------------------------------------------------------------------------------------------------------
18.    Specify and install standard masts with any necessary structural                      X
       reinforcement.
-----------------------------------------------------------------------------------------------------------------------
19.    Install non-standard masts and any structural reinforcements, where                   X
       necessary.
-----------------------------------------------------------------------------------------------------------------------
20.    Coordinate government inspections.                                                    X
-----------------------------------------------------------------------------------------------------------------------
21.    Clean up site, remove temporary works and staging , clean all duct work and                            X
       ventilation.**
-----------------------------------------------------------------------------------------------------------------------

** The charge for this Service is included in SUPPLIER's normal charges for installation and/or engineering Services performed under the Agreement and will not be billed separately, when the Service is performed in conjunction with an engineer, furnish and install order..

---------
5 In the event that a larger equipment shelter is required (to co-locate more equipment than just the SUPPLIER's base station and ancillary base station hardware), PURCHASER shall be responsible for the design and construction of the shelter.

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless     Appendix I            Page 5 of 13
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  2.1.6    BTS Site Equipment
                           The SUPPLIER shall be responsible for the factory testing, packing, delivery of equipment, installation, testing and commissioning of the BTS equipment and antenna systems.

                           Implementation Services at each Site shall commence at the times set out in APPENDIX I (provided that PURCHASER has received all the necessary permits, including, but not limited to, zoning approval, building permits and regulatory approvals, has made the necessary modifications to prepare the Site, and has made the Site available to SUPPLIER as described in this APPENDIX).

-----------------------------------------------------------------------------------------------------------------------
                                                                                         PURCHASER         SUPPLIER
-----------------------------------------------------------------------------------------------------------------------
1.     Issue purchase order to SUPPLIER.                                                     X
-----------------------------------------------------------------------------------------------------------------------
2.     Review and accept purchase order as provided in Agreement.                                             X
-----------------------------------------------------------------------------------------------------------------------
3.     Provide BTS site equipment Site Preparation Guidelines to PURCHASER,                                   X
       including Ancillary Equipment.**
-----------------------------------------------------------------------------------------------------------------------
4.     Provide site equipment documentation, including all documentation for                                  X
       Ancillary Equipment.**
-----------------------------------------------------------------------------------------------------------------------
5.     Procure tools and test equipment for acceptance testing.**                                             X
-----------------------------------------------------------------------------------------------------------------------
6.     Provide any SUPPLIER proprietary connectors or software that is needed for                             X
       Acceptance Testing.
-----------------------------------------------------------------------------------------------------------------------
7.     Deliver and unpack BTS equipment at site.**                                                            X
-----------------------------------------------------------------------------------------------------------------------
8.     Obtain special installation permits (e.g. crane, street blocking).                    X
-----------------------------------------------------------------------------------------------------------------------
9.     Obtain any special manpower (e.g. flag-man to direct traffic around crane).           X
-----------------------------------------------------------------------------------------------------------------------
10.    Supply skilled manpower, equipment and tools for installation.**                                       X
-----------------------------------------------------------------------------------------------------------------------
11.    Install radio equipment.**                                                                             X
-----------------------------------------------------------------------------------------------------------------------
12.    Install and test batteries.**                                                                          X
-----------------------------------------------------------------------------------------------------------------------
13.    Connect equipment to grounding systems.**                                                              X
-----------------------------------------------------------------------------------------------------------------------
14.    Connect external alarms to BTS.**                                                                      X
-----------------------------------------------------------------------------------------------------------------------
15.    Terminate Antenna feeders onto BTS equipment.**                                                        X
-----------------------------------------------------------------------------------------------------------------------
16.    Provide Digital Distribution Frame (DDF) at BTS site.                                 X
-----------------------------------------------------------------------------------------------------------------------
17.    Provide connection from DDF to Telco connection point.                                X
-----------------------------------------------------------------------------------------------------------------------
18.    Perform (as a minimum) Voltage Standing Wave Ratio (VSWR) and/or Time                                  X
       Domain Reflectometer (TDR) test for all coaxial lines and antennas separately and together as specified in APPENDIX C2.**
-----------------------------------------------------------------------------------------------------------------------
19.    Label each line with identifiers and weather-proof both ends.**                                        X
-----------------------------------------------------------------------------------------------------------------------
20.    Weather-proof all outdoor connections with material suggested by                                       X
       manufacturer.**
-----------------------------------------------------------------------------------------------------------------------
21.    Load frequency and other parameters into equipment (prior to conditional                               X
       acceptance).**
-----------------------------------------------------------------------------------------------------------------------
22.    Load frequency and other parameters into equipment (after conditional                                  X
       acceptance).
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless     Appendix I            Page 6 of 13
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

-----------------------------------------------------------------------------------------------------------------------
23.    Supply replacement spare parts during installation - following acceptance                              X
       and within warranty period per Agreement.
-----------------------------------------------------------------------------------------------------------------------

** The charge for this Service is included in SUPPLIER's normal charges for installation and/or engineering Services performed under the Agreement and will not be billed separately, when the Service is performed in conjunction with an engineer, furnish and install order..

         2.2      Materials - BTS

                  2.2.1    BTS Equipment Shelters and Antenna Mounting

----------------------------------------------------------------------------------- ----------- ----------- ------------
                                                                                      Supply     Install      Testing
----------------------------------------------------------------------------------- ----------- ----------- ------------
1.     Tower / shelter foundation                                                       P            P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------
2.     Tower or building mounting steelworks                                            P            P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------
3.     Lightning protection                                                             P            P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------
4.     External feeder routes                                                           P            P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------
5.     Grounding system                                                                 P            P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------
6.     Hazard lighting and other associated items onto tower                            P            P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------
7.     Fences around shelters                                                           P            P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------
8.     Paint for antennas and outdoor equipment                                         P           P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------
9.      Main AC power                                                                   P            P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------
10.     Main AC power distribution panel                                                P            P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------
11.     Equipment room/shelter lighting                                                 P            P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------
12.     Wall sockets for general use                                                    P            P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------
13.     Air Conditioning                                                                P            P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------
14.     Temperature alarm system                                                        P            P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------
15.     Fire/smoke alarm system                                                         P            P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------
16.     Cable entry ducts (feed throughs)                                               P            P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------
17.     Intruder alarm system                                                           P            P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------
18.     Fire extinguisher                                                               P            P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------
19.     Suitable floor coating (anti-static)                                            P            P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------
20.     Document shelves and other furniture                                            P            P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------
21.     Site inspection exception reports                                               P            P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------

                  2.2.2    BTS Site Equipment

----------------------------------------------------------------------------------- ----------- ----------- ------------
                                                                                      Supply     Install      Testing
----------------------------------------------------------------------------------- ----------- ----------- ------------
1.     Batteries with rack                                                               S           S            S
----------------------------------------------------------------------------------- ----------- ----------- ------------
2.     BTS equipment                                                                     S           S            S
----------------------------------------------------------------------------------- ----------- ----------- ------------
3.     Cable trays and supporting steelworks in equipment rooms                          P           P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------
4.     DDF                                                                               P           P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------
5.     Alarm Distribution Panel for external alarms                                      P           P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------
6.     Antenna, coaxial cables, and all associated hardware.                             P           P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------
7.     Duct feed-through boots for waterproofing                                         P           S            S
----------------------------------------------------------------------------------- ----------- ----------- ------------
8.     PCM cabling from BTS to DDF                                                       S           S            S
----------------------------------------------------------------------------------- ----------- ----------- ------------

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless     Appendix I            Page 7 of 13
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

9.     External alarm cabling from alarm panel to BTS                                    S           S            S
----------------------------------------------------------------------------------- ----------- ----------- ------------
10.    Alarm cabling from detectors to alarm panel                                       P           P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------
11.    Alarm cabling from DDF to Network Element (NE)                                    S           S            S
----------------------------------------------------------------------------------- ----------- ----------- ------------
12.    Cable from BTS to grounding system                                                P           S            S
----------------------------------------------------------------------------------- ----------- ----------- ------------
13.    Grounding kits and clamps                                                         P           S            S
----------------------------------------------------------------------------------- ----------- ----------- ------------
14.    Rectifier system                                                                  S           S            S
----------------------------------------------------------------------------------- ----------- ----------- ------------
15.    DC distribution and (fuse cabinet*)**                                             S           S            S
----------------------------------------------------------------------------------- ----------- ----------- ------------
16.    Power cabling to BTS                                                              S           S            S
----------------------------------------------------------------------------------- ----------- ----------- ------------
17.    Power cabling to link equipment                                                   P           P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------
18.    Battery cabling and termination hardware                                          S           S            S
----------------------------------------------------------------------------------- ----------- ----------- ------------
19.    Test mobiles                                                                      S           S            S
----------------------------------------------------------------------------------- ----------- ----------- ------------

* Fuse cabinet supplied by PURCHASER if in a building. **The charge for this Service is included in SUPPLIER's normal charges for installation and/or engineering Services performed under the Agreement and will not be billed separately, when the Service is performed in conjunction with an engineer, furnish and install order..

3.       Switching Responsibilities
The following sections outline the responsibilities for services and materials for the Switching Systems.

         3.1      Services - Switching Systems
                  This section is separated into two sets of activities:
                  Switching Network Element Design and Implementation Switching Network Element Design.

                  The Switching Network Element Design shall include the PURCHASER's switching requirements and the SUPPLIER's initial network design.

                  The Implementation Switching Network Element Design shall include all subsequent, warranted PURCHASER modifications to the SUPPLIER's Switching Network Element Design.

                  3.1.1   Switching Network Element Design (MSC/BSC/BTS/OMP/NMC)

------------------------------------------------------------------------------------- ----------------- ---------------
                                                                                       PURCHASER (P)     SUPPLIER (S)
------------------------------------------------------------------------------------- ----------------- ---------------
1.      Define switching requirements.                                                       X
------------------------------------------------------------------------------------- ----------------- ---------------
2.      Provide switching requirement data to SUPPLIER.                                      X
------------------------------------------------------------------------------------- ----------------- ---------------

**The charge for this Service is included in SUPPLIER's normal charges for installation and/or engineering Services performed under the Agreement and will not be billed separately, when the Service is performed in conjunction with an engineer, furnish and install order..

                        3.1.2.1 Implementation Switching Network Element Design (MSC/BSC/BTS/OMP/NMC)

------------------------------------------------------------------------------------ ------------------ ---------------
                                                                                         PURCHASER         SUPPLIER
------------------------------------------------------------------------------------ ------------------ ---------------
1.     Provide input from RF design.                                                         X
------------------------------------------------------------------------------------ ------------------ ---------------
2.     Provide equipment specifications, e.g., interfaces, capacity, etc.**                                   X
------------------------------------------------------------------------------------ ------------------ ---------------

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless     Appendix I            Page 8 of 13
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

------------------------------------------------------------------------------------ ------------------ ---------------
3.     Provide infrastructure specifications (leased lines).**                                                X
------------------------------------------------------------------------------------ ------------------ ---------------
4.     Approve infrastructure specifications (leased lines).                                 X
------------------------------------------------------------------------------------ ------------------ ---------------
5.     Provide Telco interconnect specifications.**                                                           X
------------------------------------------------------------------------------------ ------------------ ---------------
6.     Approve Telco interconnect specifications.                                            X
------------------------------------------------------------------------------------ ------------------ ---------------
7.     Provide fixed network design specification, e.g., GOS, MTBF, etc..                    X
------------------------------------------------------------------------------------ ------------------ ---------------
8.     Conduct economic study of MSC/BSC/BTS/OMP configuration.                              X
------------------------------------------------------------------------------------ ------------------ ---------------
9.     Design and size MSC/BSC/BTS/OMP configuration and provide copy to                                      X
       PURCHASER.**
------------------------------------------------------------------------------------ ------------------ ---------------
10.    Review and approve MSC/BSC/BTS/OMP design, including equipment and                    X
       interface compatibility.
------------------------------------------------------------------------------------ ------------------ ---------------
11.    Revise network design if required.**                                                                   X
------------------------------------------------------------------------------------ ------------------ ---------------
12.    Produce Civil works drawings for OMP and NMC.                                         X
------------------------------------------------------------------------------------ ------------------ ---------------
13.    Provide equipment and software for OMP.**                                                              X
------------------------------------------------------------------------------------ ------------------ ---------------
14.    Install OMP equipment and software.**                                                                  X
------------------------------------------------------------------------------------ ------------------ ---------------
15.    Test OMP installation.**                                                                               X
------------------------------------------------------------------------------------ ------------------ ---------------
16.    Approve OMP installation.                                                             X
------------------------------------------------------------------------------------ ------------------ ---------------
17.    Produce Civil works drawings for NMC.                                                 X
------------------------------------------------------------------------------------ ------------------ ---------------
18.    Provide equipment and software for NMC.**                                                              X
------------------------------------------------------------------------------------ ------------------ ---------------
19.    Install NMC equipment and software.**                                                                  X
------------------------------------------------------------------------------------ ------------------ ---------------
20.    Test NMC installation.**                                                                               X
------------------------------------------------------------------------------------ ------------------ ---------------
21.    Approve NMC installation.                                                             X
------------------------------------------------------------------------------------ ------------------ ---------------

**The charge for this Service is included in SUPPLIER's normal charges for installation and/or engineering Services performed under the Agreement and will not be billed separately, when the Service is performed in conjunction with an engineer, furnish and install order..

                  3.1.3    Site Search


------------------------------------------------------------------------------------ ------------------ ---------------
                                                                                         PURCHASER         SUPPLIER
------------------------------------------------------------------------------------- ----------------- ---------------
1.     Search for and identify possible sites.                                               X
------------------------------------------------------------------------------------- ----------------- ---------------
2.     Pre-survey selected locations.                                                        X
------------------------------------------------------------------------------------- ----------------- ---------------
3.     Hold technical review at sites with Fixed Network Engineer, Site
       Acquisition X and Preparation specialists and SUPPLIER representative to identify all technical requirements from all parties to determine feasibility of site.
------------------------------------------------------------------------------------- ----------------- ---------------
4.     Examine site for suitability, noting ease of access to equipment.**                                    X
------------------------------------------------------------------------------------- ----------------- ---------------
5.     Make site selection or perform site search again.                                     X
------------------------------------------------------------------------------------- ----------------- ---------------
6.     Identify and evaluate site access and security.                                       X
------------------------------------------------------------------------------------- ----------------- ---------------
7.     Negotiate terms and conditions of lease with site owners.                             X
------------------------------------------------------------------------------------- ----------------- ---------------
8.     Finalize lease contract.                                                              X
------------------------------------------------------------------------------------- ----------------- ---------------

**The charge for this Service is included in SUPPLIER's normal charges for installation and/or engineering Services performed under the Agreement and will not be billed separately, when the Service is performed in conjunction with an engineer, furnish and install order..

                  3.1.4    Site Preparation

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless     Appendix I            Page 9 of 13
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                           Prior to delivery of any equipment, PURCHASER must first issue a purchase order. SUPPLIER must then review and accept the purchase order as provided in the Agreement.

------------------------------------------------------------------------------------ ------------------ ---------------
                                                                                         PURCHASER         SUPPLIER
------------------------------------------------------------------------------------ ------------------ ---------------
1.     Specify MSC/BSC equipment per site based on approved fixed network design,                             X
       including trunk and slot assignments.**
------------------------------------------------------------------------------------ ------------------ ---------------
2.     Prepare plan for testing of network element integration and provide to                                 X
       PURCHASER for review.**
------------------------------------------------------------------------------------ ------------------ ---------------
3.     Review test plan, agree to changes and approve test plans.                            X
------------------------------------------------------------------------------------ ------------------ ---------------
4.     Perform integration tests.**                                                                           X
------------------------------------------------------------------------------------ ------------------ ---------------
5.     Record results of tests for review.**                                                                  X
------------------------------------------------------------------------------------ ------------------ ---------------
6.     Review test results.                                                                  X
------------------------------------------------------------------------------------ ------------------ ---------------
7.     Connect fire, security, and external alarms to alarm panel.                           X
------------------------------------------------------------------------------------ ------------------ ---------------
8.     Connect alarm panel to NE.                                                            X
------------------------------------------------------------------------------------ ------------------ ---------------
9.     Provide schedule with building-ready dates.                                           X
------------------------------------------------------------------------------------ ------------------ ---------------
10.    Provide for temporary storage of incidental equipment.                                X
------------------------------------------------------------------------------------ ------------------ ---------------
11.    Provide for warehouse storage at PURCHASER's request.                                                  X
------------------------------------------------------------------------------------ ------------------ ---------------
12.    Provide PURCHASER with schedule of equipment delivery dates.**                                         X
------------------------------------------------------------------------------------ ------------------ ---------------
13.    Establish start of work and completion dates.                                         X
------------------------------------------------------------------------------------ ------------------ ---------------
14.    Review, change or approve installation schedule and plans.                            X
------------------------------------------------------------------------------------ ------------------ ---------------
15.    Deliver, inventory and unpack all MSC/BSC equipment to sites.**                                        X
------------------------------------------------------------------------------------ ------------------ ---------------
16.    Provide Site Preparation Guidelines for the MSC equipment.  Guidelines                                 X
       shall include, but shall not be limited to: Telco and T1 Link requirements;
       DC, AC, and emergency power requirements; Floor space requirements; HVAC requirements; Grounding and lightening protection specifications; Alarm interface requirements.**
------------------------------------------------------------------------------------ ------------------ ---------------
17.    Provide Site Preparation Guidelines for the BSC equipment (subject to                                  X
       PURCHASER's approval). Guidelines shall include but shall not be limited to: BTS-BSC link requirements; DC, AC, and emergency power requirements;
       Floor space requirements; HVAC requirements; Antenna and combiner requirements; Tower requirements; Grounding and lightening protection specifications; Alarm interface requirements.**
------------------------------------------------------------------------------------ ------------------ ---------------
18.    Install all MSC/BSC equipment.**                                                                       X
------------------------------------------------------------------------------------ ------------------ ---------------
19.    Provide Site Preparation Guidelines for the OMP equipment.**                                           X
------------------------------------------------------------------------------------ ------------------ ---------------
20.    Install all OMP hardware and software.**                                                               X
------------------------------------------------------------------------------------ ------------------ ---------------
21.    Arrange for hauling and hoisting (including special permits for parking,                               X
       street closures, etc.).**
------------------------------------------------------------------------------------ ------------------ ---------------
22.    Furnish installation tools, test equipment and supplies.**                                             X
------------------------------------------------------------------------------------ ------------------ ---------------
23.    Load test batteries.**                                                                                 X
------------------------------------------------------------------------------------ ------------------ ---------------
24.    Maintain clean room during installation.                                              X                X
------------------------------------------------------------------------------------ ------------------ ---------------
25.    Clean floor area & blow out air conditioning system.                                  X
------------------------------------------------------------------------------------ ------------------ ---------------

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless     Appendix I           Page 11 of 13
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

------------------------------------------------------------------------------------ ------------------ ---------------
26.    Maintain security during installation                                                 X
------------------------------------------------------------------------------------ ------------------ ---------------
27.    Provide and install DDFs at all NEs.                                                  X
------------------------------------------------------------------------------------ ------------------ ---------------
28.    Provide connection from DDF to Telco connection point                                 X
------------------------------------------------------------------------------------ ------------------ ---------------
29.    Provide access and leased line test point to Telco (monitor test points to            X
       Telco).
------------------------------------------------------------------------------------ ------------------ ---------------
30.    Provide test procedures for routing of all access and leased lines to                                  X
       PURCHASER for review.**
------------------------------------------------------------------------------------ ------------------ ---------------
31.    Review test procedures (change or approve).                                           X
------------------------------------------------------------------------------------ ------------------ ---------------
32.    Perform access and leased line tests and record results.                              X
------------------------------------------------------------------------------------ ------------------ ---------------
33.    Request repair as necessary.                                                          X
------------------------------------------------------------------------------------ ------------------ ---------------
34.    Escalate repair request as necessary to get results.                                  X
------------------------------------------------------------------------------------ ------------------ ---------------
35.    Develop acceptance test procedures.**                                                                  X
------------------------------------------------------------------------------------ ------------------ ---------------
36.    Review and approve acceptance test procedures.                                        X
------------------------------------------------------------------------------------ ------------------ ---------------
37.    Perform Acceptance tests and record results.**                                                         X
------------------------------------------------------------------------------------ ------------------ ---------------
38.    Participate in acceptance testing.                                                    X
------------------------------------------------------------------------------------ ------------------ ---------------
39.    Review test results.                                                                  X                X
------------------------------------------------------------------------------------ ------------------ ---------------
40.    Accept or reject test results.                                                        X
------------------------------------------------------------------------------------ ------------------ ---------------
41.    Define non-SUPPLIER supplied administrative system requirements, i.e.,                X
       billing system, Network Management System.
------------------------------------------------------------------------------------ ------------------ ---------------
42.    Provide written status reports during installation.**                                                  X
------------------------------------------------------------------------------------ ------------------ ---------------
43.    Provide Material List to PURCHASER for the site.**                                                     X
------------------------------------------------------------------------------------ ------------------ ---------------
44.    Provide manuals, drawings, and non-proprietary documentation for all X equipment to the satisfaction of PURCHASER. Includes manual, drawings, and non-proprietary for Third Party equipment used in all network elements supplied by SUPPLIER.
------------------------------------------------------------------------------------ ------------------ ---------------
45.    Accept documentation as provided or request changes, additions.                       X
------------------------------------------------------------------------------------ ------------------ ---------------
46.    Prepare Punch list.                                                                   X                X
------------------------------------------------------------------------------------ ------------------ ---------------
47.    Correct deficiencies in Punch list.**                                                                  X
------------------------------------------------------------------------------------ ------------------ ---------------
48.    Accept equipment.                                                                     X
------------------------------------------------------------------------------------ ------------------ ---------------
49.    Turn up equipment for service.                                                        X
------------------------------------------------------------------------------------ ------------------ ---------------
50.    Monitor performance.                                                                  X
------------------------------------------------------------------------------------ ------------------ ---------------
51.    Perform corrective action as necessary.                                               X
------------------------------------------------------------------------------------ ------------------ ---------------
52.    Develop and install non-SUPPLIER administrative system interfaces and                 X
       software to meet PURCHASER requirements.
------------------------------------------------------------------------------------ ------------------ ---------------
53.    Provide interface documentation with regard to SUPPLIER-provided                                       X
       equipment.**
------------------------------------------------------------------------------------ ------------------ ---------------
54.    Develop test plan for interface testing of administrative systems.                    X
------------------------------------------------------------------------------------ ------------------ ---------------
55.    Review and comment on interface testing of administrative systems.                    X                X
------------------------------------------------------------------------------------ ------------------ ---------------
56.    Perform interface tests according to test plan (not part of Acceptance                X
       Tests).
------------------------------------------------------------------------------------ ------------------ ---------------
57.    Supply replacement spare parts during installation-following acceptance and                            X
       within warranty period per Agreement.**
------------------------------------------------------------------------------------ ------------------ ---------------

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless     Appendix I           Page 12 of 13
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

**The charge for this Service is included in SUPPLIER's normal charges for installation and/or engineering Services performed under the Agreement and will not be billed separately, when the Service is performed in conjunction with an engineer, furnish and install order..


                  3.1.6    Leased Lines

------------------------------------------------------------------------------------ ------------------ ---------------
                                                                                         PURCHASER         SUPPLIER
------------------------------------------------------------------------------------ ------------------ ---------------
1.  Identify traffic capacity of network elements.**                                                          X
------------------------------------------------------------------------------------ ------------------ ---------------
2.  Identify end points for lease lines.                                                     X
------------------------------------------------------------------------------------ ------------------ ---------------
3.  Identify diverse routing requirements.                                                   X
------------------------------------------------------------------------------------ ------------------ ---------------
4.  Provide dimensioning rules and interface requirements.                                   X
------------------------------------------------------------------------------------ ------------------ ---------------
5.  Develop schedule of required in-service date for each circuit.                           X
------------------------------------------------------------------------------------ ------------------ ---------------
6.  Enter lease line orders to Telco and conduct follow-up.                                  X
------------------------------------------------------------------------------------ ------------------ ---------------
7.  Notify SUPPLIER if schedules change due to Telco delay.                                  X
------------------------------------------------------------------------------------ ------------------ ---------------
8.  Provide access  and oversee  Telco installation of leased lines.                         X
------------------------------------------------------------------------------------ ------------------ ---------------
9.  Perform short-term (approximately 1 hour) bit error rate and other line                                   X
    testing.**
------------------------------------------------------------------------------------ ------------------ ---------------
10. Review test results and determine problem resolution.                                    X                X
------------------------------------------------------------------------------------ ------------------ ---------------

**The charge for this Service is included in SUPPLIER's normal charges for installation and/or engineering Services performed under the Agreement and will not be billed separately, when the Service is performed in conjunction with an engineer, furnish and install order..

         3.2      Materials - Switching

                  3.2.1    Switching Site Equipment (MSC/HLR/BSC/OMP/NMC)

----------------------------------------------------------------------------------- ----------- ----------- ------------
                                                                                      Supply     Install       Test
----------------------------------------------------------------------------------- ----------- ----------- ------------
1.     MSC/HLR/BSC hardware and software                                                S           S            S
----------------------------------------------------------------------------------- ----------- ----------- ------------
2.     OMP and NMC hardware and software                                                S           S            S
----------------------------------------------------------------------------------- ----------- ----------- ------------
3.     Standby generator and no break & transfer switch                                 P           P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------
4.     Main power                                                                       P           P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------
5.     Lighting                                                                         P           P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------
6.     Wall sockets for general use                                                     P           P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------
7.     Grounding system                                                                 P           P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------
8.     AC Distribution                                                                  P           P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------
9.     Cable trays and supporting steelworks or raised floor                            P           P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------
10.    DDF                                                                              P           P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------
11.    Alarm distribution panel for external alarms                                     P           P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------
12.    Cabling between NEs and DDF                                                      S           S            S
----------------------------------------------------------------------------------- ----------- ----------- ------------
13.    Cabling between DDF and Telco termination point                                  P           P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------
14.    Workstation and printer cabling to network elements                              S           S            S
----------------------------------------------------------------------------------- ----------- ----------- ------------
15.    Rectifiers, batteries, cabling                                                   S           S            S
----------------------------------------------------------------------------------- ----------- ----------- ------------
16.    Modem cabling from PDE racks                                                     S           S            S
----------------------------------------------------------------------------------- ----------- ----------- ------------
17.    Modem                                                                            S           S            S
----------------------------------------------------------------------------------- ----------- ----------- ------------
18.    External alarm cabling from MSC to alarm panel                                   S           P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless     Appendix I           Page 13 of 13
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

----------------------------------------------------------------------------------- ----------- ----------- ------------
19.    Alarm cabling from PDE racks                                                     S           P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------
20.    Ground cabling                                                                   P           S            S
----------------------------------------------------------------------------------- ----------- ----------- ------------
21.    Rectifier system                                                                 S           S            S
----------------------------------------------------------------------------------- ----------- ----------- ------------
22.    DC distribution and fuse cabinet                                                 S           S            S
----------------------------------------------------------------------------------- ----------- ----------- ------------
23.    Power cabling to the switching equipment                                         S           S            S
----------------------------------------------------------------------------------- ----------- ----------- ------------
24.    Batteries with rack                                                              S           S            S
----------------------------------------------------------------------------------- ----------- ----------- ------------
25.    Battery cabling and termination                                                  S           S            S
----------------------------------------------------------------------------------- ----------- ----------- ------------
26.    UPS system for the Switches and peripheral devices                               P           P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------
27.    Battery load testing                                                             P           P            P
----------------------------------------------------------------------------------- ----------- ----------- ------------






--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless     Appendix I           Page 14 of 13
Definitive Agreement                                    Contract No. ###-##-####

*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                  APPENDIX J


                         PURCHASER Requested Features

"PURCHASER Requested Features", as described in this Appendix J, shall be available through Lucent Technologies' Request Definition and Assessment Form
(RDAF) Process. (See attached Process Flow Chart.) An additional charge may be assessed on a per feature request basis, depending upon type.

Once SUPPLIER has made a PURCHASER Requested Feature available for one of PURCHASER's Systems, SUPPLIER shall ensure that such feature is incorporated in SUPPLIER's subsequent Software releases so that such feature can be obtained by PURCHASER for other of PURCHASER's Systems.

Equipment modifications to accommodate Software released under this program may be required from time to time and at an additional charge. SUPPLIER shall specify such requirements at the time such Software is made available.

Once a PURCHASER Requested Feature has been incorporated in a Software release, such feature shall be entitled to support as provided under the Lucent Wireless System Support program at the fee therefor specified in Appendix "A" or an Order, as appropriate.

If PURCHASER terminates Software support under the Lucent Wireless System Support program, SUPPLIER will make Software Maintenance available to PURCHASER for a future term upon terms and conditions to be mutually agreed.

This Program applies only to the Software as supplied or modified by SUPPLIER on a per System basis. Modifications, attempted modifications or additions to the Software by PURCHASER or by any party other than SUPPLIER shall void all obligations of SUPPLIER under this Agreement. PURCHASER may have the software feature included in the next subsequent software release in other systems.

In instances when PURCHASER is expected to fund the total development costs for a requested feature and/or when any feature development contemplates an abridgement of Lucent's rights to market such feature to other customers, the parties agree that all such projects shall be treated as Custom Product Development hereunder and would therefore be subject to the provisions of a separately negotiated agreement.

PURCHASER RESPONSIBILITIES

1. PURCHASER shall submit its request in writing by working with a SUPPLIER employee to complete Section One of the RDAF. This section represents information that is needed to evaluate the customer's requirements in minimum sufficient detail, without unnecessary disclosure of information that PURCHASER regards as proprietary, to enable SUPPLIER to broadly evaluate the following factors:
          o Whether SUPPLIER is already aware of the desirability for such function.
          o Whether SUPPLIER has planned or begun implementation of such function independently or through request of another customer.
          o Whether such function is available or likely to become available through another source.

2. In the event PURCHASER intends to supplement non-proprietary information with any information that PURCHASER believes will give PURCHASER a proprietary right, title or

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless       Appendix J           Page 1 of 3
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

     interest in the requested feature, PURCHASER will only do so after prior written notification describing the information in general terms and approval from SUPPLIER.

3. Any such requests are to be directed to a single individual whose name and address SUPPLIER will supply and reconfirm from time to time.

4.   Any such request will be handled as follows:
          o If SUPPLIER does not now provide the requested function, SUPPLIER shall advise PURCHASER and arrange for further investigation into implementation of the function. If PURCHASER has already purchased and deployed the same function from another wireless infrastructure vendor, then in such investigation SUPPLIER shall use its commercially reasonable efforts to identify a method for implementing the same function on SUPPLIER's infrastructure equipment. As a matter of clarification, and notwithstanding the immediately preceding sentence, further development and deployment of any such function implemented by other vendors is subject to the terms of this Appendix J set forth below.
          o If SUPPLIER provides or plans to provide the requested function, SUPPLIER shall advise PURCHASER and arrange for discussion of an agreement for the implementation of the function in PURCHASER's Systems.
          o Depending upon the type of requested feature, the PURCHASER will be required to commit to being the FOA site for the feature.

5. If PURCHASER does not desire to proceed further, in either instance set forth in Paragraph 3 above, one copy of the request may be retained by SUPPLIER. PURCHASER waives all right or causes of action against SUPPLIER based upon SUPPLIER's receipt of such request.

6. If the parties decide to pursue implementation of the function requested, PURCHASER will supply SUPPLIER with more specific information on a non-confidential basis. Upon evaluation of the specific information, SUPPLIER shall advise PURCHASER that:
          o The request is not feasible as a technical matter, or o Although feasible from a technical standpoint, implementation will degrade or impair the functioning of the System, or
          o SUPPLIER is willing to undertake the implementation of the function subject to agreement on the price, delivery and other terms thereof.

     PURCHASER acknowledges that nothing herein is intended to give PURCHASER priority of access to SUPPLIER's development resources over SUPPLIER's customers as a whole or any specific customer, and that SUPPLIER's obligation to implement PURCHASER Requested Features is subject to availability of adequate resources.

7. If SUPPLIER makes a reasonable determination that the function requested cannot be implemented, it shall be without further obligation to PURCHASER to assist or undertake implementation of the function under this Agreement, and shall be under no obligation to PURCHASER whatsoever as to implementation of such a function in future SUPPLIER products.

8. In principle, the parties agree that the price to PURCHASER for an added System function requested by PURCHASER shall reflect SUPPLIER's decision whether or not to support the function as a SUPPLIER product offering. If the latter, and SUPPLIER subsequently changes its

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless       Appendix J           Page 2 of 3
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

     position and decides to support the function as a SUPPLIER product offering, fair and equitable compensation will be negotiated with PURCHASER.

9. If the parties agree that SUPPLIER is to undertake further implementation, the agreement shall include among other things, that:

          o System functions and the right of implementation of such functions with other SUPPLIER's customers shall become the sole and exclusive property of SUPPLIER.

          o If SUPPLIER undertakes implementation as feasible but the installation may impair or degrade performance of PURCHASER's Systems, then the implementation agreement shall relieve SUPPLIER of any further warranty or service obligations under this Agreement to the extent SUPPLIER defines such impact for PURCHASER.

10. PURCHASER will be responsible for first echelon diagnosis and isolation of reproducible Software problems in any implemented PURCHASER Requested Feature and shall notify SUPPLIER of the failure through the CTSO product support Hotline.

11. When a new Software feature is mutually agreed to be developed, that feature name will be added to feature matrix (Appendix K) and tracking of the status of that feature will take place when quarterly meetings are conducted by PURCHASER and SUPPLIER to update the feature matrix.

12. PURCHASER shall install all Software and/or Firmware, including prerequisite software, such as Software Updates, necessary to accommodate implementation of any PURCHASER Requested Feature.

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless       Appendix J           Page 3 of 3
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

               AMPS/PCS - AMPS/PCS REQUEST DEFINITION & ASSESSMENT
                               FORM (RDAF) PROCESS


                     Request Definition and Assessment Form
             In case of problems, please contact Genis Rodriguez at
               (973) 386-4709 or Dave Robinson at (973) 884-6449.
        Please fill out complete form. Incomplete forms will be rejected.
                        An * indicates a mandatory field.

     RDAF
     1.   Request

     RDAF Number:

     Product Manager RDAF Priority:

     1.1  *Name of Request:

     1.2  Date of Request:

     1.3  Lucent Originator:

*Name:                                                    Organization:
Title:                                                    *Email:
*Phone:                                                   Fax:


1.4       Requesting Customer:

          NOTE: Filling in the Customer Name field implies customer has filled out RDAF with originator and is expecting a response. Customer may be contacted for further information.

*Company:                                                 *Name:
Title:                                                    *Email:
*Phone:                                                   Fax:

     1.5  Requested Availability of Feature:

          *Date:

          Comments:


     1.6     Requested Estimate Availability:

          Comments:

     1.7 Is the customer willing to pay for this feature/enhancement as an optional feature?

          Comments, if any:

     1.8     Is this RDAF being filled out with the customer?

     1.9     Is the customer willing to be the FOA for this request?

          Comments, if any:

     1.10 Applications Engineering:  Click here to access the Applications
                                     Engineering Home Page
                                     -------------------------------------

*Name:                                                    *Phone:
Title:                                                    *Email:

2.  Need/Definition/Impact

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless    Appendix J              Page 1 of 2
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

     2.1  Description of Problem/Need:
          In order to expedite the Estimation Process, please include/attach any supplementary information, such as, a Network Configuration Drawing, if available. Please explain what the request should do. Be sure to include a summary of the critical needs being addressed. Please explain expected benefits and give an example of a typical scenario if possible. Please give as much detail as possible.

          *High Level Description Line:



     2.2  *Air Interface Impact: (As seen by Customer)



     2.3 Are there any interfaces with non-Lucent equipment or non-Lucent software that need to be considered?



          If YES, please explain:

     2.4 Are there any applicable standards and/or specifications (e.g., BELLCORE, Lucent, TIA, etc.) that need to be considered?

          If YES, please include Specification and Reference Number:

     3.   Background

     3.1  Existing Products:
          3.1.1 *Indicate any compatibility/transparency issues associated with this request (i.e., compatibility with existing feature(s)/platforms):

     3.2  Related AMUG Number                   Related CAROD/AR Number                 Other: (i.e., PMUG, MR, etc.)

          Click here to view the AMUG           Click here to view the CAROD/AR         Click here to view the PMUG Database
          ----------------------------          --------------------------------        ------------------------------------
          Database                              Database                                Click here to view the MR Database
          --------                              --------                                ----------------------------------



     3.3 *Will the current request be expanded in the future to address a broader application (i.e., is the current request a milestone towards a broader application)?

          If YES, what is the overall/broader application?


This marks the end of the Customer Section

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless    Appendix J              Page 2 of 2
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                            RDAF Process Flow Diagram


                                                  /\---------------|
       External            Internal               |                |
                                                  |                |
     |----------|        |----------|             |                |
     | CUSTOMER |        |  LUCENT  |             |                | PROCEED WITH
     | REQUESTS |        | REQUESTS |             |               \/ TECHNICAL REVIEW
     | FEATURE  |        |  FEATURE |             |      |--------------------|
     |-----|----|        |-----|----|             |      |        #5          |
           |                   |                  | |---\|  TECHNICAL REVIEW  |
           |-------------------|                  | |   /|---------|----------|
                     |                            | |              |
                     |                            | |              |
   RDAF             \/                            | |             \/
   RETURNED    |-----------|                      | |          /       \
   FOR REWORK  |    #1     |                      | |         /   #6    \
   |---------\ | COMPLETE  |                      | |        /  INTERIM  \   READY TO
   |         / | RDAF FORM |                      | |       /   PRODUCT   \  RESPOND
   |           |-----------|                      | |       \   MANAGER   /-------------|
   |                 |                            | |        \  REVIEW   /              |
   |                 |                            | |         \         /               |
   |                \/                            | |              |                    |
   |           |-----------|                      | |              |    PROCEED WITH    |
   |           |    #2     |                      | |              \/   ESTIMATION      |
   |           |  SUBMIT   |                      | |    |--------------------|         |
   |           | RDAF FORM |                      | |    |        #7          |         |
   |           |-----------|                      | |---\|     ESTIMATION     |         |
   |                 |                            |     /|---------|----------|         |
   |                 |                            |                |                    |
   |                \/                            |               \/                    |
   |           |-----------|                      |         /      #8      \            |
   |           |    #3     |                      |        /      FINAL     \           |
   |           |    LOG    |                      |       /      PRODUCT     \          |
   |           |   RDAF    |                      |      /       MANAGER      \         |
   |           |-----------|                      |      \       REVIEW       //--------|
   |                 |                            |       \         &        / \
   |                 |                            |        \   ORIGINATOR   /
   |                \/                            |         \ NOTIFICATION /
   |INCOMPLETE                                    |
   |OR UNCLEAR   /      \      RDAF ASSIGNED TO   |                |
   |RDAF        /   #4   \     PRODUCT MANAGER  \ |                |
   |-----------/ REVIEW & \---------------------/ |                |
               \  ASSIGN  /                    |------------------\|
                \ RDAFS  /                     |                  /|
                 \      /                      |      -----------------------------------
                                               |      |                |                |
                                               |      \/               \/               \/
                                               | (         )    (  Unable to  )   (           )
                                               | ( Planned )    ( Accommodate )   ( Delivered )
                                               | (    |    )    (         \   )   (     /     )
                                               |      |                    \           /
                                               |     \/                    \/         \/
                                               |  |-----------|           |-------------|
                                               ---| RDAF OPEN |           | RDAF CLOSED |
                                                  |-----------|           |-------------|


Lucent Technologies Inc./Verizon Wireless     Appendix J             Page 1 of 1
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                  Appendix K

The attached feature lists include ECP and BTS features Generally Available in Releases 13-15.0 that are currently available to all of Purchaser's markets for no additional cost.

The ECP and BTS features listed below are the only features available under the License purchased for Release 15.1.

     o     TCU Memory Optimization
     o     RCC Compiler Change
     o     RCC Compiler Change 2
     o     Software Support for the Rack Mounted Growth Frames (RG1-RG4)
     o     CDMA Series II Mod cell Feature Alignment
     o     Multiple Carrier Support on CDMA Microcell RCS
     o     IS95 B Infrastructure Enhancements
     o     CDMA Intra MSC Hard Handoff
     o     CCU Range Extension-Phase I
     o     Growth to 5th and 6th Carrier with CDMA GF and DDF
     o     CALEA for CDMA Circuit Switch Data
     o     Meter Pulsing for Wireless Payphones IS -95B
     o     New Parameter Bit to indicate SMS over traffic channel delivery
     o     Cell Addressing Support for >222 Cells for CDMA
     o     Silent Re-Origination for Flexent
     o     Cell Site Assert Message Throttling, Babble Detection and Escalation
     o     TDM Bus Enhancements
     o     Microcell/Modcell on the same AP

All remaining features identified as included in Release 15.1 and all features listed for Releases 16.0 and 18.0 are included in this Appendix for planning purposes only. Their inclusion in this Appendix does not guarantee their release and PURCHASER will not hold SUPPLIER responsible for any failure to meet the Release schedule detailed in this Appendix.

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless      Appendix K           Page 1 of 1
Definitive Agreement                                   Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

-----------------------------------------------------------------------------------------------------------------
    FID              Feature Name          FOA       GA         Feature    Target       SU       Dependencies
                                           Date      Date       Type       Rel
-----------------------------------------------------------------------------------------------------------------
            CDMA Release 8.0 /13.0
-----------------------------------------------------------------------------------------------------------------
   2284     CDMA Undeclared Neighbor List  04/12/    06/30/     Standard   CDMA 8.0    Base
                                           1999      1999                    (13.0)
-----------------------------------------------------------------------------------------------------------------
   2092     SMS MO/ User Ack - Access      6/00      10/30/     Optional   CDMA 8.0    Base     SMS Base, SMSC
            Channel                                  2000                    (13.0)             update, Mobile
-----------------------------------------------------------------------------------------------------------------
   2093     CDMA SMS Mobile Originate/User 6/00      07/28/     Optional   CDMA 8.0    Base     SMS Base, SMSC
            Acknowledgment over Digital              2000                    (13.0)             update, Mobile
            Traffic Channel
-----------------------------------------------------------------------------------------------------------------
   2281     CDMA Packet Pipe Engineering   4/12/     6/30/      Standard   CDMA 8.0    Base
            Optimization                   1999      1999                    (13.0)
-----------------------------------------------------------------------------------------------------------------
   3125     CDMA Packet Pipe 16            04/12/    06/30/     Standard   CDMA 8.0    Base
                                           1999      1999                    (13.0)
-----------------------------------------------------------------------------------------------------------------
  2042.1    Single Channel Functional Test 04/12/    06/30/     Optional   CDMA 8.0    Base
                                           1999      1999                   (13.0)
-----------------------------------------------------------------------------------------------------------------
   3157     Traffic Channel Assignment     04/12/    06/30/     Standard   CDMA 8.0    Base
            (TCA) Modification             1999      1999                   (13.0)
-----------------------------------------------------------------------------------------------------------------
   2789     Maintenance Limit in Addition  04/12/    06/30/     Standard   CDMA 8.0    Base
            to Out-of-Service Limit        1999      1999                   (13.0)
-----------------------------------------------------------------------------------------------------------------
   2192     CDMA Power Level Measurements  04/12/    06/30/     Standard   CDMA 8.0    Base
                                           1999      1999                   (13.0)
-----------------------------------------------------------------------------------------------------------------
   2521     CDMA Last Call Return (*69)    04/12/    06/30/     Optional   CDMA 8.0    Base
                                           1999      1999                   (13.0)
-----------------------------------------------------------------------------------------------------------------
   2669     OTA - A_Key Exchange and SSD   10/99     11/99      Optional   CDMA 8.0    Base     OTASP, OTAF
            Update                                                          (13.0)              update, Mobile
-----------------------------------------------------------------------------------------------------------------
  3352.1    Service Measurements for       04/12/    06/30/     Standard   CDMA 8.0    Base
            Multiple Carriers - Phase 2    1999      1999                   (13.0)
-----------------------------------------------------------------------------------------------------------------
  3045.2    Cell Site Synch Failure and    04/12/    06/30/     Standard   CDMA 8.0    Base
            Correction Phase II            1999      1999                   (13.0)
-----------------------------------------------------------------------------------------------------------------
   3008     Enhanced Handoff Trigger       04/12/    06/30/     Standard   CDMA 8.0    Base
            Processing                     1999      1999                   (13.0)
-----------------------------------------------------------------------------------------------------------------
   3044     CDMA BBA Diagnostics           04/12/    6/30/      Standard   CDMA 8.0    Base
            Improvements                   1999      1999                   (13.0)
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless         Appendix K        Page 1 of 11
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

-----------------------------------------------------------------------------------------------------------------
   2730     Preferred Languages for        04/12/    06/30/     Optional   CDMA 8.0    Base          5ESS
            Recorded Announcements         1999      1999                   (13.0)
-----------------------------------------------------------------------------------------------------------------
   3458     Speech Option Selection        04/12/    06/30/     Standard   CDMA 8.0    Base         Mobile
                                           1999      1999                   (13.0)
-----------------------------------------------------------------------------------------------------------------
  3134.2    Pilot Only Carrier Phase II    04/12/    06/30/     Standard   CDMA 8.0    Base
                                           1999      1999                   (13.0)
-----------------------------------------------------------------------------------------------------------------
   2047     CDMA User Zone Platform  Base  9/99      10/27/     Optional   CDMA 8.0    SU 17         Mobile
            Platform                                 1999                   (13.0)
-----------------------------------------------------------------------------------------------------------------
   2748     User Zone II  Enhancement      9/99      10/27/     Optional   CDMA 8.0    SU 17         Mobile
            Parameters                               1999                   (13.0)
-----------------------------------------------------------------------------------------------------------------
   2509     OTA  -  Over the Air           TBD       TBD        Optional   CDMA 8.0    Base     OTASP, OTAF
            Activation Service                                              (13.0)              update, Mobile
            Provisioning:
            ReAuthentication using VP**
-----------------------------------------------------------------------------------------------------------------
  3006.2    CDMA Multiple Pilot Inter      04/12/    06/30/     Standard   CDMA 8.0    Base
            Frequency Semi Soft Handoff    1999      1999                   (13.0)
            Improvements Phase II
-----------------------------------------------------------------------------------------------------------------
   3154     OFD Capacity                   04/12/    06/30/     Optional   CDMA 8.0    Base
                                           1999      1999                   (13.0)
-----------------------------------------------------------------------------------------------------------------
   3156     OFD Paging                     04/12/    6/30/      Optional   CDMA 8.0    Base
                                           1999      1999                   (13.0)
-----------------------------------------------------------------------------------------------------------------
  3497.1    Manual Overhead Placement      04/12/    06/30/     Standard   CDMA 8.0    Base
                                           1999      1999                   (13.0)
-----------------------------------------------------------------------------------------------------------------
   3189     OAMP Translator for RF         04/12/    06/30/     Standard   CDMA 8.0    Base
            Distribution Elements          1999      1999                   (13.0)
-----------------------------------------------------------------------------------------------------------------
   2514     ECU - 3V                       04/12/    06/30/     Standard   CDMA 8.0    Base
                                           1999      1999                   (13.0)
-----------------------------------------------------------------------------------------------------------------
  3006.3    CDMA Multiple Pilots Inter     04/12/    06/30/     Standard   CDMA 8.0    Base
            Frequency IS-41 Hard Handoff   1999      1999                   (13.0)
-----------------------------------------------------------------------------------------------------------------
   3708     RCC SM Enhancements Phase 3A - 04/12/    06/30/     Standard   CDMA 8.0    Base
                                           1999      1999                   (13.0)
-----------------------------------------------------------------------------------------------------------------
  3451.2    850 CDMA Compact Minicell with 6/99      7/99       Standard   CDMA 8.0    Base      850 Compact
            SW Restrictions                                                 (13.0)                 Minicell
-----------------------------------------------------------------------------------------------------------------
99-5E-      PHV Traffic Measurements       7/99      9/99       Optional   CDMA        SU 6          5ESS

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless         Appendix K        Page 2 of 11
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

3474.A      Expansion                                                       8.0 (13.0)
-----------------------------------------------------------------------------------------------------------------
99-5E-7005  PHV with REX                   7/99      9/99       Optional   CDMA 8.0     ??           5ESS
                                                                            (13.0)
-----------------------------------------------------------------------------------------------------------------
99-5E-3553  Wireless Trunks on DNUS (SU to 5//1999   06/30/     Optional   CDMA 8.0 (13.0)           5ESS
            release 8.0 FOA 5/99)                    1999
-----------------------------------------------------------------------------------------------------------------
   2835     Flexible Alerting
-----------------------------------------------------------------------------------------------------------------
            CDMA Release 14.0 (SII only)
-----------------------------------------------------------------------------------------------------------------
   2869     CDMA Access Channel Overload   9/99      TBD        Standard   CDMA 14.0   Base
            Control
-----------------------------------------------------------------------------------------------------------------
   2742     CDMA CRTU II  ** (850 only)    7/99      09/29/     Standard   CDMA 14.0   Base
                                                     1999
-----------------------------------------------------------------------------------------------------------------
   2672     OTASP - IS683 Rev A Compliance 10/99     11/01/     Standard   CDMA 14.0   Base     OTASP, new OTAF,
            **                                       1999                                           Mobile
-----------------------------------------------------------------------------------------------------------------
  3376.6    CRTU Fault Isolation - Receive 7/99      09/29/     Optional   CDMA 14.0   Base      CRTU, Mobile
            Antenna Test**                           1999
-----------------------------------------------------------------------------------------------------------------
  3617.1    ICCD CDMA Radio Parallel       7/99      09/29/     Standard   CDMA 14.0   Base
            Download                                 1999
-----------------------------------------------------------------------------------------------------------------
  3617.3    ICCD NVM Image Decompression   7/99      09/29/     Standard   CDMA 14.0   Base
            Improvement                              1999
-----------------------------------------------------------------------------------------------------------------
   3462     Test Carrier Capability        7/99      09/29/     Standard   CDMA 14.0   Base
                                                     1999
-----------------------------------------------------------------------------------------------------------------
  3458.1    Upward Service Option          7/99      09/29/     Standard   CDMA 14.0   Base      EVRC, Mobile
            Negotiation **                           1999
-----------------------------------------------------------------------------------------------------------------
  2099.1    Increase Size of Paging        7/99      09/29/     Standard   CDMA 14.0   Base
            Channel Neighbor List                    1999
-----------------------------------------------------------------------------------------------------------------
  3114.2    RCC SM Enhancements Phase 4    7/99      09/29/     Standard   CDMA 14.0   Base
                                                     1999
-----------------------------------------------------------------------------------------------------------------
   3507     Service Measurements - DCS     7/99      09/29/     Standard   CDMA 14.0   Base
            Counts on a per sector Basis             1999
-----------------------------------------------------------------------------------------------------------------
   3436     MCPRCC New Processor Support   7/99      09/29/     Standard   CDMA 14.0   Base
            (HCPU)                                   1999
-----------------------------------------------------------------------------------------------------------------
            MSC/5ESS 14.1 Release
-----------------------------------------------------------------------------------------------------------------
   3452     CDMA OTASP - OTAPA (Over the   04/00     04/00      Optional   CDMA 14.1   SU 7       OTASP, OTAF,
            Air Parameter Administration -                                                          Mobile
            Phase 1**
-----------------------------------------------------------------------------------------------------------------
 1059-148   PHV With REX                   TBD       TBD        Optional   CDMA 14.1                  5ESS
-----------------------------------------------------------------------------------------------------------------
 1056-148   PHV Traffic Measurements       10/99     12/99      Optional   CDMA 14.1                  5ESS
-----------------------------------------------------------------------------------------------------------------
   3606     Analog Fax - Need IWF/NIU      04/00     TBD        Optional   CDMA 14.1   SU 7     NIU, Mobile, IWF
            delivery
-----------------------------------------------------------------------------------------------------------------
  2730.2    International Support of Pref  --        --         Optional   CDMA 14.1   5E SU 9         5ESS
            Language for Recorded
            Announcements
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless         Appendix K        Page 3 of 11
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

-----------------------------------------------------------------------------------------------------------------
            Cell Release 14.1 (SII only)
-----------------------------------------------------------------------------------------------------------------
  3577.3    RMGF 3                           2/99     2/99      Standard   CDMA 14.1   Cell             HW
                                                                                       14.1
-----------------------------------------------------------------------------------------------------------------
   3657     Antenna Reduction Program        3/99     TBD       Standard   CDMA 14.1   Cell             HW
                                                                                      14.1
-----------------------------------------------------------------------------------------------------------------
  3763.3    Performance Improvement          2/99     TBD       Standard   CDMA 14.1   Cell             HW
                                                                                      14.1
-----------------------------------------------------------------------------------------------------------------
  3045.3    Cell Site Synch Failure and      2/99     TBD       Standard   CDMA 14.1   Cell
            Correction Phase II                                                       14.1
-----------------------------------------------------------------------------------------------------------------
   3170     PCS CDMA Modular Cell 4-6        5/00     6/00      Standard   CDMA 14.1   Base        Modcell
            Carrier Sectorized
-----------------------------------------------------------------------------------------------------------------
  3170.1    Cellular CDMA Modular Cell 4-6   5/00     6/00      Standard   CDMA 14.1   Base        Modcell
            Carrier Sectorized
-----------------------------------------------------------------------------------------------------------------
   3713     PCS Country Specific             2/00     5/00      Standard   CDMA 14.1   Base        Modcell
            Requirements for Argentina
-----------------------------------------------------------------------------------------------------------------
            CDMA Release 15.0 (SII/Microcell only)
-----------------------------------------------------------------------------------------------------------------
   2034     CDMA Full IMSI **                1/01     1/01      Standard   CDMA 15.0   Base         Mobile
-----------------------------------------------------------------------------------------------------------------
  2137.2    Adding or Deleting DNs During    2/00     5/00      Optional   CDMA 15.0   Base
            RF Call Trace Session
-----------------------------------------------------------------------------------------------------------------
  2709.1    Wireline Feature Transparency    2/00     5/00      Standard   CDMA 15.0   Base         Mobile
            - Enhancement to 3 Way Calling
            **
-----------------------------------------------------------------------------------------------------------------
   3028     Silent Re-Origination            2/00     5/00      Standard   CDMA 15.1   Base
-----------------------------------------------------------------------------------------------------------------
  3143.1    ECP Service Measurements         2/00     5/00      Standard   CDMA 15.0   Base
            Enhancements - Phase 2
-----------------------------------------------------------------------------------------------------------------
   3412     CDMA SM - Partitioning Of        2/00     5/00      Standard   CDMA 15.0   Base
            Misc. Ineffective Attempts
-----------------------------------------------------------------------------------------------------------------
   3565     International Roaming            1/01     1/01      Optional   CDMA 15.0   Base      Mobile, IMSI
-----------------------------------------------------------------------------------------------------------------
  3697.1    CDMA Series II/Microcell         2/00     5/00      Standard   CDMA 15.0   Base
            Feature Alignment
-----------------------------------------------------------------------------------------------------------------
  4504.2    CCU 1.1 Performance              2/00     5/00      Standard   CDMA 15.0   Base
            Improvement for Flexent
            MicroCell
-----------------------------------------------------------------------------------------------------------------
            CDMA Release 15.1 (All
            platforms)
-----------------------------------------------------------------------------------------------------------------
   2508     IS95B Infrastructure             6/00     8/00      Standard   CDMA 15.1   Base
            Enhancements
-----------------------------------------------------------------------------------------------------------------
   2779     CDMA Intra MSC Hard Handoff      6/00     8/00      Standard   CDMA 15.1   Base
-----------------------------------------------------------------------------------------------------------------
  3028.1    Silent Re-Origination for        6/00     8/00      Standard   CDMA 15.1    Base
            Flexent
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless         Appendix K        Page 4 of 11
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

-----------------------------------------------------------------------------------------------------------------
  3032.2    Microcell/Modcell on the same    6/00     8/00      Standard   CDMA 15.1    Base
            AP
-----------------------------------------------------------------------------------------------------------------
   3083     RCC Compiler Change              6/00     8/00      Standard   CDMA 15.1    Base
-----------------------------------------------------------------------------------------------------------------
  3083.1    RCC Compiler Change - Phase 2    6/00     8/00      Standard   CDMA 15.1    Base
-----------------------------------------------------------------------------------------------------------------
   3124     Multiple Carrier Support on      6/00     8/00      Standard   CDMA 15.1    Base
            CDMA Microcell RCS
-----------------------------------------------------------------------------------------------------------------
   3486     CDMA PCS 3 Sector 6th Carrier     --       --       Standard   CDMA 15.1    Base
            (G5 Growth Cabinet) (Floating
            feature not assigned to any
            release)
-----------------------------------------------------------------------------------------------------------------
   3508     Meter Pulsing for Wireless       6/00     8/00      Optional   CDMA 15.1    Base      IS95B Mobile
            Payphones IS-95B**- High Risk
-----------------------------------------------------------------------------------------------------------------
   3594     Software Support for the Rack    6/00     8/00      Standard   CDMA 15.1    Base     Rack Mount GC
            Mounted Growth Frames (RG1-RG4)
-----------------------------------------------------------------------------------------------------------------
   3605     CALEA for CDMA Circuit Switch    6/00     8/00      Standard   CDMA 15.1    Base      IWF, Mobile
            Data
-----------------------------------------------------------------------------------------------------------------
  3697.2    CDMA Series II/Modcell Feature   6/00     8/00      Standard   CDMA 15.1    Base
            Alignment
-----------------------------------------------------------------------------------------------------------------
  3763.4    CCU Range Extension - Phase 1    6/00     8/00      Optional   CDMA 15.1    Base          CCC
-----------------------------------------------------------------------------------------------------------------
   3963     Cell Site Assert Message         6/00     8/00      Standard   CDMA 15.1    Base
            Throttling, Babble Detection
            and Escalation
-----------------------------------------------------------------------------------------------------------------
  3992.2    Cell Addressing Support for >    6/00     8/00      Standard   CDMA 15.1    Base
            222 Cells for CDMA
-----------------------------------------------------------------------------------------------------------------
   4148     TCU Memory Optimization          6/00     8/00      Standard   CDMA 15.1    Base
-----------------------------------------------------------------------------------------------------------------
   4154     New Parameter Bit to indicate    6/00     8/00      Standard   CDMA 15.1    Base
            SMS over traffic channel
            delivery
-----------------------------------------------------------------------------------------------------------------
   4194     TDM Bus Enhancements             6/00     8/00      Standard   CDMA 15.1    Base
-----------------------------------------------------------------------------------------------------------------
   4273     Growth to 5th and 6th Carrier    6/00     8/00      Standard   CDMA 15.1    Base
            with CDMA GF and DDF
-----------------------------------------------------------------------------------------------------------------
            CDMA Release 16.0 (All
            platforms)
-----------------------------------------------------------------------------------------------------------------
   2094     CDMA SMS Mobile Terminated       4Q/00   4Q/00      Optional   CDMA R16.0   Base      SMS Base, MC
            Broadcast                                                                          Upgrade, Mobile
-----------------------------------------------------------------------------------------------------------------
  2730.3    Preferred Language for           4Q/00   4Q/00      Optional   CDMA R16.0   Base
            Recorded Announcements - Any
            four languages (NAR)-5E only
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless         Appendix K        Page 5 of 11
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

----------------------------------------------------------------------------------------------------------------
   2741     5ESS Wireless Primary Rate       4Q/00   4Q/00      Optional  CDMA R16.0   Base         5ESS
            Interface for CDMA (NAR only)
----------------------------------------------------------------------------------------------------------------
  3114.3    Service Measurements             4Q/00   4Q/00      Standard  CDMA R16.0   Base
            Enhancement - Phase 5
----------------------------------------------------------------------------------------------------------------
   3430     Aggregate Overload Control       4Q/00   4Q/00      Standard  CDMA R16.0   Base
----------------------------------------------------------------------------------------------------------------
  3436.1    Improvements to HCPU             4Q/00   4Q/00      Standard  CDMA R16.0   Base
----------------------------------------------------------------------------------------------------------------
  3436.2    Diagnostic Support for New       4Q/00   4Q/00      Standard  CDMA R16.0   Base
            HCPU Differences
----------------------------------------------------------------------------------------------------------------
   3479     IS-95B Access Entry Handoff      4Q/00   4Q/00      Standard  CDMA R16.0   Base     IS95B Mobile,
                                                                                                    2508
----------------------------------------------------------------------------------------------------------------
  3513.1    CDMA Support of 15 Digit         4Q/00   4Q/00      Standard  CDMA R16.0   Base          NAF
            Directory Number
----------------------------------------------------------------------------------------------------------------
   3663     Inter CCC Messaging              4Q/00   4Q/00      Standard  CDMA 16.0    Base
----------------------------------------------------------------------------------------------------------------
   3675     CDMA Cellular and PCS            4Q/00   4Q/00      Standard  CDMA R16.0   Base
            Coexistence on the Same MSC
----------------------------------------------------------------------------------------------------------------
   3827     System Overload Enhancements     4Q/00   4Q/00      Standard  CDMA R16.0   Base          NAF
            for Network & Cell Message
            Overload Control
----------------------------------------------------------------------------------------------------------------
   3843     CDMA OTAPA Phase 2               4Q/00   4Q/00      Standard  CDMA R16.0   Base
----------------------------------------------------------------------------------------------------------------
   3973     SMS NO BRO on CTRAFF for Korea   4Q/00   4Q/00      Standard  CDMA R16.0   Base
----------------------------------------------------------------------------------------------------------------
  4274.1    Growth to 5th and 6th Carrier    4Q/00   4Q/00      Standard  CDMA R16.0   Base
            with two CDMA Double Density
            Frames (test only)
----------------------------------------------------------------------------------------------------------------
   4276     Growth to 5th Carrier with       4Q/00   4Q/00      Standard  CDMA R16.0   Base
            CDMA Hybrid Mini and Double
            Density Growth Frame
----------------------------------------------------------------------------------------------------------------
   4296     SMS CTRAFF Modification for      4Q/00   4Q/00      Standard  CDMA R16.0   Base
            Korea
----------------------------------------------------------------------------------------------------------------
   4336     Echo Cancellors on PHV4 - 5E     4Q/00   4Q/00      Standard  CDMA R16.0   Base         5ESS
            only
----------------------------------------------------------------------------------------------------------------
  4372.2    DCS In Call Message Overflow     4Q/00   4Q/00      Standard  CDMA R16.0   Base          NAF
            Long Term Fix
----------------------------------------------------------------------------------------------------------------
   4381     SMS Support for Multiple         4Q/00   4Q/00      Standard  CDMA R16.0   Base
            Message Centers
----------------------------------------------------------------------------------------------------------------
   4396     IP Switch Data IS95A             4Q/00   4Q/00      Optional  CDMA R16.0   Base
            Interworking Function
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless         Appendix K        Page 6 of 11
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

-----------------------------------------------------------------------------------------------------------------
   4422     Vocoder Hunting Enhancements -   4Q/00   4Q/00      Standard  CDMA R16.0   Base          5ESS
            (NAR only) - 5E only
-----------------------------------------------------------------------------------------------------------------
   4424     IP Packet Switched Data          4Q/00   4Q/00      Optional  CDMA R16.0   Base
-----------------------------------------------------------------------------------------------------------------
   4437     TR Message Restructure           4Q/00   4Q/00      Standard  CDMA R16.0   Base          NAF
-----------------------------------------------------------------------------------------------------------------
  4551.1    Reduce Downtime to download      4Q/00   4Q/00      Standard  CDMA R16.0   Base
            cell site software-Phase 1
-----------------------------------------------------------------------------------------------------------------
  4645.1    One-Way Audio Detection          4Q/00   4Q/00                CDMA 16.0    Base
            Tool-Phase 1 INTL
-----------------------------------------------------------------------------------------------------------------
            CDMA Release 16.1
-----------------------------------------------------------------------------------------------------------------
  3229.3    CDMA Co-location of Flexent      1Q/01   1Q/01      Standard  CDMA R16.1   Base         3453.1
            Modcell w/SII, Compact & PCS
            Minicell
-----------------------------------------------------------------------------------------------------------------
  3453.1    Multicarrier Translations:       1Q/01   1Q/01      Standard  CDMA R16.1   Base
            Neighborhood lists
-----------------------------------------------------------------------------------------------------------------
  3453.5    Per Carrier Translation -        1Q/01   1Q/01      Standard  CDMA R16.1   Base
            Phase 2: Neighbor List
            Parameters (SW only)
-----------------------------------------------------------------------------------------------------------------
   3460     CDMA Modcell 7-9 carrier, 3      1Q/01   1Q/01      Standard  CDMA R16.1   Base
            Sector for PCS (NAR)
-----------------------------------------------------------------------------------------------------------------
   3475     IS-95B Access Handoff            1Q/01   1Q/01      Standard  CDMA R16.1   Base   IS95B Mobile, 2508
-----------------------------------------------------------------------------------------------------------------
   3478     IS95B Channel Assignment         1Q/01   1Q/01      Standard  CDMA R16.1   Base   IS95B Mobile, 2508
-----------------------------------------------------------------------------------------------------------------
  3581.1    CDMA Enhancements for            1Q/01   1Q/01      Optional  CDMA R16.1   Base
            Geolocation
-----------------------------------------------------------------------------------------------------------------
   3915     MicroMinicell for PCS            1Q/01   1Q/01      Standard  CDMA R16.1   Base
-----------------------------------------------------------------------------------------------------------------
   3916     MicroMinicell for 850            1Q/01   1Q/01      Standard  CDMA R16.1   Base
-----------------------------------------------------------------------------------------------------------------
  3993.4    Infrastructure work to support   1Q/01   1Q/01      Standard  CDMA R16.1   Base
            999 Cells - CDMA
-----------------------------------------------------------------------------------------------------------------
  4162.1    Improved Reverse Link Overload   1Q/01   1Q/01      Standard  CDMA R16.1   Base
            Control Algorithm
-----------------------------------------------------------------------------------------------------------------
  4258.3    AP OS Upgrade (Test Only)        1Q/01   1Q/01      Standard  CDMA R16.1   Base
-----------------------------------------------------------------------------------------------------------------
  4323.1    DTMF Tone Signaling - CDMA EVRC  1Q/01   1Q/01      Standard  CDMA R16.1   Base
-----------------------------------------------------------------------------------------------------------------
   4432     TTY TDD for Digital Wireless     1Q/01   1Q/01      Standard  CDMA R16.1   Base
-----------------------------------------------------------------------------------------------------------------
   4646     One-Way Audio Detection Tool -   1Q/01   1Q/01      Standard  CDMA R16.1   Base
            Phase 2 (NAR)
-----------------------------------------------------------------------------------------------------------------
  4966.1    Backhaul Engineering             1Q/01   1Q/01      Standard  CDMA R16.1   Base
            Enhancement for IS95 (NAR only)
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless         Appendix K        Page 7 of 11
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

-----------------------------------------------------------------------------------------------------------------
            CDMA Release 17.0 (All
            platforms)
-----------------------------------------------------------------------------------------------------------------
  3744.0    3G-1.25 Mhz ExpandedChannel      2Q/01   2Q/01      Standard  CDMA R17.0   Base
            Unit (ECU) for Series II
-----------------------------------------------------------------------------------------------------------------
  3744.2    3G-1X ECU Software for           2Q/01   2Q/01      Standard  CDMA R17.0   Base
            AUTOPLEX Series II systems
-----------------------------------------------------------------------------------------------------------------
  3745.0    3G-1.25 Mhz CDMA Channel Unit    2Q/01   2Q/01      Standard  CDMA R17.0   Base
            (CCU) for Flexent Cells
-----------------------------------------------------------------------------------------------------------------
  3745.2    3G-1X CCU software for Flexent   2Q/01   2Q/01      Standard  CDMA R17.0   Base
            Systems
-----------------------------------------------------------------------------------------------------------------
  3746.0    Basic 3G-1X Call Processing      2Q/01   2Q/01      Standard  CDMA R17.0   Base
-----------------------------------------------------------------------------------------------------------------
  3746.1    3G-1X Subscriber Access Control  2Q/01   2Q/01      Standard  CDMA R17.0   Base
-----------------------------------------------------------------------------------------------------------------
  3747.0    Walsh Code Administration        2Q/01   2Q/01      Standard  CDMA R17.0   Base
-----------------------------------------------------------------------------------------------------------------
  3748.0    3G-1X Power Control for voice    2Q/01   2Q/01      Standard  CDMA R17.0   Base
            rates
-----------------------------------------------------------------------------------------------------------------
  3751.0    Basic support for 3G-1X          2Q/01   2Q/01      Standard  CDMA R17.0   Base
            Handoffs (voice only)
-----------------------------------------------------------------------------------------------------------------
  3752.0    3G-1X Inter-generation Handoff   2Q/01   2Q/01      Standard  CDMA R17.0   Base
            (voice only)
-----------------------------------------------------------------------------------------------------------------
  3753.0    CDMA 3G Quick Paging Channel     2Q/01   2Q/01      Standard  CDMA R17.0   Base
-----------------------------------------------------------------------------------------------------------------
  3754.0    3G SII Core OA&M                 2Q/01   2Q/01      Standard  CDMA R17.0   Base
-----------------------------------------------------------------------------------------------------------------
  3755.0    Flexent 3G Microcell Core OA&M   2Q/01   2Q/01      Standard  CDMA R17.0   Base
-----------------------------------------------------------------------------------------------------------------
  3756.0    Flexent 3G Modcell Core OA&M     2Q/01   2Q/01      Standard  CDMA R17.0   Base
-----------------------------------------------------------------------------------------------------------------
  3814.0    3G1X-IS-95A/B coexistence        2Q/01   2Q/01      Standard  CDMA R17.0   Base
-----------------------------------------------------------------------------------------------------------------
  3820.0    Feature Parity with CDMA 16.0    2Q/01   2Q/01      Standard  CDMA R17.0   Base
            for Flexent Modular Cell
            systems
-----------------------------------------------------------------------------------------------------------------
  4167.0    Service Measurements for Third   2Q/01   2Q/01      Standard  CDMA R17.0   Base
            Generation/One carrier (3G)
            CDMA
-----------------------------------------------------------------------------------------------------------------
  3833.0    3G-1X Low Speed Packet Data      2Q/01   2Q/01      Optional  CDMA R17.0   Base      FIDs 3747.0,
            Service                                                                                 3748.0
-----------------------------------------------------------------------------------------------------------------
  3834.0    3G-1X High Speed Packet Data     2Q/01   2Q/01      Optional  CDMA R17.0   Base      FIDs 3747.0,
            Service                                                                                 3748.0
-----------------------------------------------------------------------------------------------------------------
  4397.0    3G-1X Simple IP Service          2Q/01   2Q/01      Optional  CDMA R17.0   Base      FIDs 3747.0,
                                                                                                    3748.0
-----------------------------------------------------------------------------------------------------------------
  3748.1    Basic 3G-1X CDMA Power Control   2Q/01   2Q/01      Optional  CDMA R17.0   Base      FIDs 3747.0,
            for voice/data                                                                          3748.0
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless         Appendix K        Page 8 of 11
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

-----------------------------------------------------------------------------------------------------------------
  4536.0    Flexent 3G MicroMinicell Core    2Q/01   2Q/01      Standard  CDMA R17.0   Base
            OA&M feature
-----------------------------------------------------------------------------------------------------------------
  3581.2    More CDMA enhancements for       2Q/01   2Q/01      Optional  CDMA R17.0   Base
            geolocation
-----------------------------------------------------------------------------------------------------------------
  4403.0    FINDS Wireless Assisted GPS      2Q/01   2Q/01      New HW    Jun-01       Base   FID 3581.1, 3581.2
            Position Determination Equip.                       Element
            (PDE) Hardware
-----------------------------------------------------------------------------------------------------------------
  4403.0    FINDS Wireless Assisted GPS      2Q/01   2Q/01      Location  Jun-01              FID 3581.1, 3581.2
            Position Determination Equip.                       SW
            (PDE) Software
-----------------------------------------------------------------------------------------------------------------
  4666.0    NCI Performance Improvement      2Q/01   2Q/01      Standard  CDMA R17.0   Base
-----------------------------------------------------------------------------------------------------------------
  4895.0    Customer Enhancements for        2Q/01   2Q/01        TBD     CDMA R17.0   Base
            Broadcast SMS (Point-to-Point)
-----------------------------------------------------------------------------------------------------------------
  4896.0    Number Plus Service Customer     2Q/01   2Q/01        TBD     CDMA R17.0   Base
            Enhancement
-----------------------------------------------------------------------------------------------------------------
  4966.2    Backhaul Engineering             2Q/01   2Q/01      Standard  CDMA R17.0   Base
            Enhancement for IS-95B (Int'l
            only)
-----------------------------------------------------------------------------------------------------------------
  4966.3    Backhaul Engineering             2Q/01   2Q/01      Standard  CDMA R17.0   Base
            Enhancement for 3G-1X
-----------------------------------------------------------------------------------------------------------------
  3617.4    Series II NVM  CCU               2Q/01   2Q/01      Standard  CDMA R17.0   Base
            Decompression
-----------------------------------------------------------------------------------------------------------------
  4898.0    Network Directed System          2Q/01   2Q/01      Standard  CDMA R17.0   Base
            Selection Customer Enhancement
-----------------------------------------------------------------------------------------------------------------
            CDMA Release 17.1 (All
            platforms)
-----------------------------------------------------------------------------------------------------------------
  2600.1    DFI Support for 2 T1 or 2 E1     3Q/01   3Q/01      Standard  CDMA R17.1   TBD
            for increased capacity
-----------------------------------------------------------------------------------------------------------------
  3755.1    Flexent CDMA Testing for 3G-1X   3Q/01   3Q/01      Standard  CDMA R17.1   TBD
-----------------------------------------------------------------------------------------------------------------
  3581.3    MSC/Cell interface to support    3Q/01   3Q/01       TBD No   CDMA R17.1   TBD
            EFLT                                                Pick-A-Pack
-----------------------------------------------------------------------------------------------------------------
  4403.2    PDE Support for Geo-location     3Q/01   3Q/01      Optional  Sep-01       TBD      4403.0, 3581.3
            using EFLT                                          No Pick-A-Pack
-----------------------------------------------------------------------------------------------------------------
  4403.3    General Location Services        3Q/01   3Q/01      Optional  Sep-01       TBD     4403.0, 3581.1,
            Support                                             No Pick-A-Pack                       3581.2
-----------------------------------------------------------------------------------------------------------------
  4804.3    Modcell Cross-Carrier T1/E1      3Q/01   3Q/01      Standard  CDMA R17.1   TBD          4804.2
            Sharing - High Capacity
-----------------------------------------------------------------------------------------------------------------
  4804.2    Modcell Cross-Carrier T1/E1      3Q/01   3Q/01      Standard  CDMA R17.1   TBD
            Sharing - SW Support
-----------------------------------------------------------------------------------------------------------------
  3568.0    CRC Modular cell Redundant       3Q/01   3Q/01      Standard  CDMA R17.1   TBD
            Controller
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless         Appendix K        Page 9 of 11
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

-----------------------------------------------------------------------------------------------------------------
  3458.3    IS95B Call Setup Service         3Q/01   3Q/01      Standard  CDMA R17.1   TBD
            Negotiation
-----------------------------------------------------------------------------------------------------------------
  4347.0    AutoPlex CCC Sw Improved         3Q/01   3Q/01      Standard  CDMA R17.1   TBD
            Performance
-----------------------------------------------------------------------------------------------------------------
  3471.0    IS-95B New Soft Handoff          2Q00    2Q/01      Standard  CDMA R17.1   TBD
            Algorithm
-----------------------------------------------------------------------------------------------------------------
  3608.0    CDMA Soft Handoff and Search     3Q00    2Q/01      Standard  CDMA R17.1   TBD
            window Parameters Enhancement
-----------------------------------------------------------------------------------------------------------------
  2137.3    Basic RF Call Trace for 3G-1X    4Q00    2Q/01      Standard  CDMA R17.1   TBD
            HSPD
-----------------------------------------------------------------------------------------------------------------
  4403.1    ITU/SS7 Interface for FINDS PDE  4Q00    2Q/01      Standard  CDMA R17.1   TBD
-----------------------------------------------------------------------------------------------------------------
  4966.4    Packet Pipe Engineering          4Q00    2Q/01      Standard  CDMA R17.1   TBD
            Enhancement for 3G-1X Packet
            Data Service
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
            CDMA Release 18.X (All
            platforms)
-----------------------------------------------------------------------------------------------------------------
  2600.1    Autoplex DFI Support for 2       4Q/01   4Q/01      Standard       CDMA 18.X
            T1/E1 for increased capacity
-----------------------------------------------------------------------------------------------------------------
  3915.1    3G-1x Testing for MicroMini      4Q/01   4Q/01      Standard       CDMA 18.X
            ( Test Only)
-----------------------------------------------------------------------------------------------------------------
  2600.4    Multiple Packet Pipes for        4Q/01   4Q/01      Standard       CDMA 18.X
            CCU-1X traffic for the CDMA
            Modular Cell
-----------------------------------------------------------------------------------------------------------------
  5000.1    Packet Overhead Reduction on     4Q/01   4Q/01      Standard       CDMA 18.X
            Backhaul for IS-95 & 3G
-----------------------------------------------------------------------------------------------------------------
  3835.1    Mobile IP Services - Test Only   4Q/01   4Q/01      Optional       CDMA 18.X
-----------------------------------------------------------------------------------------------------------------
  3458.2    Enhanced Speech Option Call      4Q/01   4Q/01      Standard       CDMA 18.X
            Assignment (ESOCA)
-----------------------------------------------------------------------------------------------------------------
  6054.0    Inter- band Load Management      4Q/01   4Q/01      Optional       CDMA 18.X
-----------------------------------------------------------------------------------------------------------------
  4417.0    Per Call Service Measurement     4Q/01   4Q/01      Optional       CDMA 18.X
            Records (Needed for 3G SM)
            (Infrastructure work in 17.x,
            feature delivery in 18.0)
-----------------------------------------------------------------------------------------------------------------
  4610.0    3G-1X Phase 2 Service            4Q/01   4Q/01      Standard       CDMA 18.X
            Measurements
-----------------------------------------------------------------------------------------------------------------
  4600.0    Universal Radio                  4Q/01   4Q/01      Standard       CDMA 18.X
            Controller/Packet Network
            Interface SW - CDMA/Flex
-----------------------------------------------------------------------------------------------------------------
  2890.3    Infras'ture for IS-634/CDG IOS   4Q/01   4Q/01      Optional       CDMA 18.X
            V3.1 A Interface Compl.w/
            Lucent System
-----------------------------------------------------------------------------------------------------------------
  3468.0    IMSHO for LU Cells on LU MSCs    4Q/01   4Q/01      Optional       CDMA 18.X
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless         Appendix K       Page 10 of 11
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

-----------------------------------------------------------------------------------------------------------------
  3812.0    Support for Multiple BSCs on a   4Q/01   4Q/01      Optional       CDMA 18.X
            single AP pair
-----------------------------------------------------------------------------------------------------------------
  4338.0    Support for Centralized Power    4Q/01   4Q/01      Optional       CDMA 18.X
            Control (CPU):  Enables the
            ECP and LU cells to operate in
            CPC mode.
-----------------------------------------------------------------------------------------------------------------
  4675.0    Multiple Band Class Support in   4Q/01   4Q/01      Optional       CDMA 18.X
            an IS-634/IOS MSC
-----------------------------------------------------------------------------------------------------------------
  4939.0    IS-634 Nomenclature Change for   4Q/01   4Q/01      Optional       CDMA 18.X
            RC/V and DB
-----------------------------------------------------------------------------------------------------------------
  3581.4    Network Enhancements for  Idle   4Q/01   4Q/01      Optional       CDMA 18.X
            Mode Location & Tracking of
            Mobiles
-----------------------------------------------------------------------------------------------------------------
  4403.4    Mobile Location and Tracking     4Q/01   4Q/01      Optional       CDMA 18.X
-----------------------------------------------------------------------------------------------------------------
  3746.5    3G - Voice/Data Call Admission   4Q/01   4Q/01      Standard       CDMA 18.X
            - Data System Resource
            Reservation
-----------------------------------------------------------------------------------------------------------------
  4403.5    Migrate FINDS PDE HW from        4Q/01   4Q/01      Standard       CDMA 18.X
            temporary HW platform to FMS
            platform
-----------------------------------------------------------------------------------------------------------------
  2034.5    Multiple home Min escape Codes   4Q/01   4Q/01                     CDMA 18.X
-----------------------------------------------------------------------------------------------------------------
  4873.0    Improve PLFT Accuracy            4Q/01   4Q/01      Standard       CDMA 18.X
-----------------------------------------------------------------------------------------------------------------
  7011.0    Flexent RF Test Module (use to   4Q/01   4Q/01      Optional       CDMA 18.X
            be called VSWR module)
-----------------------------------------------------------------------------------------------------------------
  4551.2    NVM Improvements                 4Q/01   4Q/01      Optional       CDMA 18.X
-----------------------------------------------------------------------------------------------------------------
  5097.0    3G - 1X R-FCH 1/8 Gating         4Q/01   4Q/01      Standard       CDMA 18.X
-----------------------------------------------------------------------------------------------------------------
  3750.0    3G-1X Inter-vendor, Inter MSC    4Q/01   4Q/01      Standard       CDMA 18.X
            IS41 Hard Handoff for Voice
-----------------------------------------------------------------------------------------------------------------
  2072.0    CNAP (Calling Name               4Q/01   4Q/01      Optional       CDMA 18.X
            Presentation)  - test only
-----------------------------------------------------------------------------------------------------------------
  4858.0    CNAP/CNAR for Customer           4Q/01   4Q/01      Optional       CDMA 18.X
            Enhancement
-----------------------------------------------------------------------------------------------------------------
  2741.2    5ESS-DCS Wireless Primary        4Q/01   4Q/01      Optional       CDMA 18.X
            Rate Access (PRA) for CDMA
            (5ESS work Started  (LONG LEAD)
-----------------------------------------------------------------------------------------------------------------
  3834.2    3G-1X HSPD Burst Priority        4Q/01   4Q/01      Standard       CDMA 18.X
            Policy - nonAssured QoS
            (Static HLR)
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless        Appendix K        Page 11 of 11
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

----------------------------------------------------------------------------------------------------------------------------
                FID      RDAF       Cross    Product Configuration or Feature                   Std/Opt     Dependencies
                                   Product   Description                                                      (FID's)
---------------------------------------------------------------------------------------------------------------------------
CDMA 17.0     3744.0    981112               3G-1.25 Mhz Expanded Channel Unit (ECU)     3G       Std
                                             for Series II
----------------------------------------------------------------------------------------------------------------------------
              3744.2    981112               3G-1X ECU Software for Autoplex Series      3G       Std
                                             II systems
             ---------------------------------------------------------------------------------------------------------------
              3745.0    981112               3G-1.25 Mhz CDMA Channel Unit (CCU) for     3G       Std
                                             Flexent cells
             ---------------------------------------------------------------------------------------------------------------
              3745.2    981112               3G-1X CCU Software for Flexent systems      3G       Std
             ---------------------------------------------------------------------------------------------------------------
              3746.0    981112               Basic 3G-1X Call Processing                 3G       Std
             ---------------------------------------------------------------------------------------------------------------
              3746.1    981112               3G-1X Subscriber Access Control             3G       Std        3746 (5E)
             ---------------------------------------------------------------------------------------------------------------
              3747.0    981112               3G Walsh Code Administration                3G       Std
             ---------------------------------------------------------------------------------------------------------------
              3748.0    981112               3G-1X Power Control for voice rates         3G       Std
             ---------------------------------------------------------------------------------------------------------------
              3748.1                         3G-1X Power Control for voice and data      3G       Opt      3747.0, 3748.0
                                             rates
             ---------------------------------------------------------------------------------------------------------------
              3751.0    981112               Basic support for 3G-1X Handoffs (voice     3G       Std
                                             only)
             ---------------------------------------------------------------------------------------------------------------
              3752.0    981112               3G-1X Inter-generation Handoff (voice       3G       Std
                                             only)
             ---------------------------------------------------------------------------------------------------------------
              3753.0    981112               CDMA 3G Quick Paging channel                3G       Std
             ---------------------------------------------------------------------------------------------------------------
              3754.0    981112               3G SII Core OA&M                            3G       Std
             ---------------------------------------------------------------------------------------------------------------
              3755.0    981112               Flexent 3G Microcell Core OA&M              3G       Std
             ---------------------------------------------------------------------------------------------------------------
              3756.0    981112               Flexent 3G Modcell Core OA&M                3G       Std
             ---------------------------------------------------------------------------------------------------------------
              3814.0                         3G1X-IS95A/B coexistence                    3G       Std
             ---------------------------------------------------------------------------------------------------------------
              3820.0                         Feature parity with CDMA 16.0 for 3G-1X     3G       Std
                                             Flexent Modular Cell systems
             ---------------------------------------------------------------------------------------------------------------
              3833.0                         3G-1X Low Speed Packet Data Service         3G       Opt      3747.0, 3748.0
             ---------------------------------------------------------------------------------------------------------------
              3834.0                         3G-1x High Speed Packet Data Service        3G       Opt      3747.0, 3748.0
             ---------------------------------------------------------------------------------------------------------------
              4167.0    981303               Service Measurements for Third              3G       Std
                                             Generation / One Carrier (3G-1X) CDMA
             ---------------------------------------------------------------------------------------------------------------
              4397.0                         3G-1X Simple IP Service                     3G       Opt      3747.0, 3748.0
             ---------------------------------------------------------------------------------------------------------------
              4536.0    981112               Flexent 3G MicroMinicell Core OA&M          3G       Std
                                             feature
----------------------------------------------------------------------------------------------------------------------------
              2111.1     2169        5E      Circuit Switched Data on 3G with 9.6        3G       Opt           None
                                             and 14 kbps
             ---------------------------------------------------------------------------------------------------------------
              2137.3    981112               Basic RF Call Trace for 3G-1X HSPD          3G       Std          SW Dev
             ---------------------------------------------------------------------------------------------------------------
              2137.4     2164     NAF, NIF   Improved RF Call Trace for 3G-IX HSPD       3G       Std          2137.1
                                             (dropped out of R17)
             ---------------------------------------------------------------------------------------------------------------
              2600.3    991932               Multiple Packet Pipes for Series II         SW       Std
                                             CDMA Cluster Controller  (3G) (5ESS
                                             Alignment) (3G-1X)
             ---------------------------------------------------------------------------------------------------------------
              3746.5     2167     NAF, NIF   3G - Voice/Data Call Admission - Data       3G       Std           None
                                             System Resource Reservation
             ---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless        Appendix K          Page 1 of 2
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

----------------------------------------------------------------------------------------------------------------------------
              3750.0     2171        5E      3G-1X Inter-vendor, Inter MSC IS41 Hard     3G       Std           None
                                             Handoff for Voice
             ---------------------------------------------------------------------------------------------------------------
              3750.2     2310                3G-1X Inter-vendor, Inter MSC IS41 Hard     3G       Std
                                             Handoff for PD calls
             ---------------------------------------------------------------------------------------------------------------
              3834.2     2167        HLR     3G-1X HSPD Burst Priority Policy -          3G       Std
                                             nonAssured QoS (Static HLR)
             ---------------------------------------------------------------------------------------------------------------
              3834.7     2309                3G-1X HSPD w/ Improved scheduling           3G       Std
             ---------------------------------------------------------------------------------------------------------------
              3834.8     2309                3G-1X HSPD w/ Reduced Min. 320 ms           3G       Std
                                             Duration (Improved Scheduling)
             ---------------------------------------------------------------------------------------------------------------
              3835.0    981112       5E      3G-1X Mobile IP service                    Flex      Opt      3747.0, 3748.0
             ---------------------------------------------------------------------------------------------------------------
               4390     981112               Improved Capacity/Reliability for x.25     TBD
                                             data links for Series II
             ---------------------------------------------------------------------------------------------------------------
              4478.0    991769               Support of Origination Continuation         SW       Std          4478.1
                                             (3G-1x); Long Lead
             ---------------------------------------------------------------------------------------------------------------
              4610.0     2173     NAF, NIF   3G-1X SMs for Phase 2                       3G       Std           None
             ---------------------------------------------------------------------------------------------------------------
              5017.0    981112               IS2000- Release A Call Processing           3G       Std
                                             Support
             ---------------------------------------------------------------------------------------------------------------
              5023.0     2305        5E      3G-1X HSPD with IS-2000 Release A RLP -     3G       Std
                                             3
             ---------------------------------------------------------------------------------------------------------------
              5024.0     2172        5E      3G - 1X Concurrent 3G Services              3G       Opt           None
                                             (VP2-Simultaneous V & D w/ DCCH) Long
                                             Lead
             ---------------------------------------------------------------------------------------------------------------
              5088.0     2168     NAF, NIF   3G - 1X Enhanced Access (Basic Access       3G       Opt           None
                                             Mode with minimum set)
             ---------------------------------------------------------------------------------------------------------------
               5097      2490                3G - 1X R-FCH 1/8 Gating                    3G       Std
----------------------------------------------------------------------------------------------------------------------------
               5042      2159        5E      3G-1X HSPD Mobility Performance             3G       Std    Optical Msg in
                                             Improvement (w/ MAAD)                                       Mobile
----------------------------------------------------------------------------------------------------------------------------
                TBD      2166     NAF, NIF   Short Data Burst                            3G       Opt
             ---------------------------------------------------------------------------------------------------------------
              3834.6     2141                3G - 1Gz High Speed Packet Data to          3G       Std
                                             230.4 and 307 Kbps
             ---------------------------------------------------------------------------------------------------------------
              4578.0     2170                3G-1X Mobile Assisted Inter-frequency       3G       Std
                                             Hard HO
             ---------------------------------------------------------------------------------------------------------------
                TBD      2171                3G-1X Inter-vendor, Inter MSC IS41          3G       Std
                                             Handoff for Circuit Switched Data
             ---------------------------------------------------------------------------------------------------------------
                TBD      2159                3G-1X HSPD Mobility Perf. Imprv             3G       Std
                                             (w/reduced or full active set)
             ---------------------------------------------------------------------------------------------------------------
                TBD      2161                1X HSPD Performance Improvement (split      3G       Std
                                             into four RDAFS)

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless        Appendix K          Page 2 of 2
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

--------------------------------------------------------------------------------------------------------------------
              CDMA RELEASE
                   17.x
--------------------------------------------------------------------------------------------------------------------
FID             Feature Name                                     Feature Description
--------------------------------------------------------------------------------------------------------------------
3744.0     3G-1.25 Mhz Expanded    This feature includes the circuit pack hardware for the Series II cells to
           Channel Unit (ECU) for  support the physical interface specified for cdma2000 - 1.25 Mhz systems. The
           Series II               new 3G ECU will be used in SII CDMA cells and minicells for cellular and PCS frequencies
--------------------------------------------------------------------------------------------------------------------
3744.2     3G-1X ECU Software for  This feature includes the SW dedicated to the 3G-1X ECU circuit pack
           Autoplex Series II      (FID-3744.0). This will enable the 3G-1X ECU to process up to 32 channels in
           systems                 Forward and 32 in Reverse direction. The Supplemental channel capacity may or may not be included in these 32 Channel
                                   Resources, based on the CSM and other system
                                   available capacity.
--------------------------------------------------------------------------------------------------------------------
3745.0     3G-1.25 Mhz CDMA This feature provides the new CDMA Channel Unit
           (CCU) board for the Channel Unit (CCU) Flexent cells to support the physical interface specified for cdma2000 - 1.25 Mhz for Flexent cells systems. The new 3G CCU will be used in Flexent Microcells and
           Modular cells
                                   cellular and PCS frequencies
--------------------------------------------------------------------------------------------------------------------
3745.2     3G-1X CCU Software for  This feature includes the SW dedicated to the 3G-1X CCU circuit pack
           Flexent systems         (FID-3745.0). This will enable the 3G-1X CCU to process up to 64 channels in
                                   Forward and 64 in Reverse direction. The
                                   Supplemental channel capacity may or may not
                                   be included in these 64 Channel Resources,
                                   based on the CSM and other system available
                                   capacity.
--------------------------------------------------------------------------------------------------------------------
3746.0     Basic 3G-1X Call        This feature provides the software to support the basic call processing for
           Processing              cdma2000 - 1.25 Mhz systems. The feature applies for both Flexent and Series II cells. Handling of High Speed Packet Data (HSPD) calls is not included in this feature.
--------------------------------------------------------------------------------------------------------------------
3746.1     3G-1X Subscriber        This feature will provide 3G-1X Subscriber Access Control (SAC) for all
           Access Control          platforms described in FDD-1594.
--------------------------------------------------------------------------------------------------------------------
3747.0     3G Walsh Code This feature provides the ability to handle variable length Walsh codes and the Administration management function for
           Walsh codes accross 3G and IS95B required for overlay
                                  deployments.
--------------------------------------------------------------------------------------------------------------------
3748.0     3G-1X Power Control     This feature provides enhancements for Power Control for 3G - 1.25 Mhz systems.
           for voice rates         It includes a new algorithm for Fast Forward Power Control, 3G-1X Reverse Power
                                   Control, 3G-1X Dynamic Power Control and FWD
and REV Overload Power Control..
--------------------------------------------------------------------------------------------------------------------
3748.1     3G-1X Power Control     This feature includes the 3G-1X Power Control algorithms for both Fundamantal
           for voice and data      and Supplemental channels. Also see FID 3748.0
           rates
--------------------------------------------------------------------------------------------------------------------
3751.0     Basic support for       This feature provides the basic support of all Handoff types available in a 2G
           3G-1X Handoffs (voice   system for 3G-1X system"
           only)
--------------------------------------------------------------------------------------------------------------------
3752.0     3G-1X Inter-generation  This feature implements the 3G->2G and 3G->analog Handoff for voice calls. "
           Handoff (voice only)
--------------------------------------------------------------------------------------------------------------------
3753.0     CDMA 3G Quick Paging    This feature implements the Quick Paging channel as defined by the IS-2000
           channel                 standard. Use of this new channel reduces the 'wake-up time' required by the
                                   Mobile Station to determine if it has a paging message, resulting in increased battery life
--------------------------------------------------------------------------------------------------------------------
3754.0     3G SII Core OA&M        Includes all the basic SII OA&M features that must work with the new 3G-1.25
                                   Mhz hardware (3G ECU)
--------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless            Appendix K                                         Page 1 of 5
Definitive Agreement                                                                       Contract No. ###-##-####



*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

--------------------------------------------------------------------------------------------------------------------
3755.0     Flexent 3G Microcell Includes all the basic Flexent Microcell OA&M features that must work with the Core OA&M new 3G-1.25 Mhz hardware
           (3G CCU)
--------------------------------------------------------------------------------------------------------------------
3756.0     Flexent 3G Modcell      Includes all the basic Flexent Modcell OA&M features that must work with the
           Core OA&M               new 3G-1.25 Mhz hardware (3G CCU)
--------------------------------------------------------------------------------------------------------------------
3814.0     3G1X-IS95A/B            This feature allows a Third Generation 1.25 MHz (3G-1X) system to be deployed
           coexistence             in the same frequency with an existing IS95A/B (2G) system.
--------------------------------------------------------------------------------------------------------------------
3820.0     Feature parity with     This feature insures that the 3G-1X Flexent Modular Cell systems support all
           CDMA 16.0 for 3G-1X     the features in CDMA 16.0 release.
           Flexent Modular Cell
           systems
--------------------------------------------------------------------------------------------------------------------
3833.0     3G-1X Low Speed This feature provides high speed data service in the forward direction (where Packet Data Service reverse bursts are not required) with effective data rates of up to 144 Kbps,
                                   using the 3g-1x CDMA air interface. This
                                   feature supports applications such as web
                                   browsing, database access, broadcast data and
                                   other applications which require a larger
                                   amount of data to the mobile.
--------------------------------------------------------------------------------------------------------------------
3834.0     3G-1x High Speed This feature provides high speed data service in the reverse direction (where Packet Data Service forward bursts are not required) with effective data rates of up to 144 Kbps,
                                   using the 3g-1x CDMA air interface. This
                                   feature supports applications such as photo
                                   upload, telemetry (the upload of collected
                                   information to remote databases) and other
                                   applications which require a larger amount of
                                   data from the mobile.
--------------------------------------------------------------------------------------------------------------------
4167.0     Service Measurements This feature provides the necessary Service
           Measurements to evaluate performance for Third Generation / of the third generation CDMA One Carrier System (3G-1X). See FDD -1594 for
           One Carrier (3G-1X) additional 3G-1X feature information and SRDs
           1211, 1146 and 1515 for additioanl CDMA 3G-1X OA&M requirements. This feature does not include burst and other data
                                   service measurements, they are handled
                                   elsewhere. Service Measurements for the 3G-1X
                                   should support the following performance
                                   metrics: 1. Established call rate for
                                   origination and termination 2. Dropped call
                                   rate 3. RF failure rate for origination and
                                   termination 4. Origination and termination
                                   overflow rate 5. Handoff blocking rate due to
                                   3G CE overflow 6. Handoff overflow due to
                                   power control budget 7. Supplentary Channel
                                   CE usage 8. Primary Supplementary CE minutes
                                   of usage 9. Secondary SCE minutes of usage
                                   10. Voice Activity Factor (forward link
                                   capacity) 11.
                                   ---------------------------------------------------------------------------------
                                   Performance Metrics to engineer carriers -
                                   Origination/termination overflow - Carried
                                   load on the metric (erlangs) - Peak number of
                                   3G CE in use 12. Carrier performance
                                   monitoring metrics: - Duration of overload -
                                   Origination failure rate - Termination
                                   failure rate - Dropped call rate 13. 3G
                                   System Blocking Rate 14. 3G System Dropped
                                   Dropped call rate In addition, the 3G-1X
                                   Service Mesurements data may be provided on
                                   per call basis. This feature includes 3G-1X
                                   Service Measurements for all the platforms
                                   described in FDD-1594.
--------------------------------------------------------------------------------------------------------------------
4397.0     3G-1X Simple IP The product is based on the 3G-1X air interface using a simple internet Service protocol (IP) based IWF to provide connectivity to the public data network.
                                   3G-1X is capable of providing 144 kbps or
                                   higher data rates by adding compression
                                   algorithms.
--------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless            Appendix K                                         Page 2 of 5
Definitive Agreement                                                                       Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

--------------------------------------------------------------------------------------------------------------------
              CDMA RELEASE
                  18.x
--------------------------------------------------------------------------------------------------------------------
FID             Feature Name                                     Feature Description
--------------------------------------------------------------------------------------------------------------------
2111.1     Circuit Switched Data   This feature provides wireless CSD functionality using 3G modulation analogous
           on 3G with 9.6 and 14   with the 2G service defined by FID 2111 and FID 2112. 3G modulation is needed
           kbps                    here to provide better spectrum use.
--------------------------------------------------------------------------------------------------------------------
2137.3     Basic RF Call Trace     A large portion of this feature was not implemented in R17.0 (#25 on PTC list).
           for 3G-1X HSPD          This feature is necessary for basic HSPD call assessment.
--------------------------------------------------------------------------------------------------------------------
2137.4     3G-1X Enahnced Access   This feature provides additional 3G-1X HSPD RF Call Trace relative to
           (Basic Access Mode      FID-2137.3. This additional functionality includes at least: for the Forward
           with minimum set)       Link : measure HSPD Burst information (duration, speed, FER, Eb/No,
                                   Eb/No set point); for the Reverse Link : measure HSPD Burst information
                                   (duration, speed) and the GPS distance from the antenna;
--------------------------------------------------------------------------------------------------------------------
2600.3     Multiple Packet Pipes   This feature is needed when more than one for SII CDMA Cluster
           Controller (3G) (5ESS   shelf/CCC is upgraded from 2G to 3G. It contains the required SW for
           Alignment) (3G-1X)      Feature FID 2600.1.
--------------------------------------------------------------------------------------------------------------------
3746.5     3G- Voice/Data Call     This optional FAF feature will reserve to either 3G-1X Voice or 3G-1X Packet
           Admission - Data        Data calls a portion of the system resources defined by the Service
           System Resource         Provider by using system translations per CDMA carrier as follows:
           Reservation             The feature will use  translations to define the choice between either
                                   Packet Data or Voice guaranteed system resources; a guaranteed percentage of traffic/Fundamental/Overhead channels to be used with a "First Come,
                                   First Serve policy (see FID-3746.0); guaranteed system resources for HSPD bursts.  When activated this feature supersedes the Equal Priority Call
                                   Admission Policy implemented by 3746.0
--------------------------------------------------------------------------------------------------------------------
3750.0     3G1X Inter- vender,     This feature implements the 3G-3G Hard Handoff between different MSCs using the
           Inter MSC IS41 Hard     ANSI41standard interface
           Handoff for Voice
--------------------------------------------------------------------------------------------------------------------
3750.2     3G-1X Inter-vendor,     his feature provides 3G-1X Packet Data Hard Handoff for the inter-vendor,
           Inter MSC IS 41 Hard    inter-MSC cases, as specified in the ANSI-41 standards.
           Handoff for PD calls
--------------------------------------------------------------------------------------------------------------------
3834.2     3G-1X HSPD Burst        This optional FAF feature includes a way of assining a Packet Data end-user
           Priority Policy         or Data end-user or Packet Data end-user a Non Assured Relative Grade of Data
           nonAssured QoS          Service based on available resources. There will be at least 16(sixteen) QoS
           (Static HLR)            levels of data service. The 3G-1X system will never pre-empt lower priority customers from being served while in Active Mode. The Service Provider will have a way to input the Non-assured QoS level into the system when provisioning end-customers. The Non-assured QoS level will also be contained in the Packet
                                   Data billing records. The 16 static levels will be built on a linear scale and the system will grant Packet Data Bandwidth based on: available RF, RT and other system resources; the Non-Assured QoS class;
--------------------------------------------------------------------------------------------------------------------
3834.7     3G-1X HSPD w/Improved   This feature provides better HSPD performance by using scheduling improvements
           Scheduling              built on the basic HSPD Feature (3834.2).
--------------------------------------------------------------------------------------------------------------------
3834.8     3G-1X HSPD w/Reduced    This feature provides better HSPD performance by using scheduling improvements
           Min. 320 ms Duration    built on the basic HSPD Feature (3834.2).
           (Improved Scheduling)
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless            Appendix K                                         Page 3 of 5
Definitive Agreement                                                                       Contract No. ###-##-####



*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

--------------------------------------------------------------------------------------------------------------------
3835.0     Mobile IP Service       The Mobile IP feature provides mobility to CDMA Packet Data subscribers using the Layer 3 network mobility protocol. The feature is based on the IETF Mobile
                                   IP standard which has the appeal of becoming the de-facto mobility protocol for both wireless and wireline mobile computing on the Internet. Mobile IP allows mobile users to maintain network connectivity while roaming and changing their point of attachment on the Internet without changing their IP addresses.
--------------------------------------------------------------------------------------------------------------------
4390.0     Improved                This feature will improve the capacity and also the reliability of the X.25 data
           Capacity/Reliability    links used for the Series II platforms. This will be achieved by using one or for x.25 data links for more of the following procedures: - throttling algorithms; - using both links for
           Series II               messaging with load balancing; - implementing an overflow algorithm from one messaging link to the second link
--------------------------------------------------------------------------------------------------------------------
4478.0     Support of Origination  The need to support dialed digits in the origination continuation (OC) message
           Continuation (3G-1X);   has become more critical for 3G-1X than in current 2G systems. This is because
           Long Lead               current methods to avoid the support of dialed digits in this message (by continually increasing the fixed access channel capsule size) will soon reach its limit for 3G-1X systems. In addition, preliminary performance studies have found a correlation with larger access message capsule size, increased Erlang capacity
                                   (in3G-1X) and possible access channel occupancy issues. By supporting dialed digits in the origination continuation message, the fixed access channel message capsule size can be set to a smaller value (about 2 frames smaller since all or some of the dialed digits could be coming up on the traffic channel).
--------------------------------------------------------------------------------------------------------------------
4610.0     3G-1X SMs for Phase 2   This feature provides the 3G1X Service Measurements for voice and data that were deferred from the first phase. See FIDs 4167.0, 3833.0, 3834.0 for additional information. This feature does not include IWF Service Measurements.
--------------------------------------------------------------------------------------------------------------------
5017.0     IS2000 - Release A      Call Processing support for IS2000 Release A (does not include support
           Call Processing         for 5ms messages/frames)
           Support
--------------------------------------------------------------------------------------------------------------------
5023.0     3G-1X HSPD with         This feature will include the integration of the RLP3E with the Low Speed and
           IS-2000 Release A       High Speed 3G-1X Packet data.
           RLP - 3
--------------------------------------------------------------------------------------------------------------------
5024.0     3G-1X Concurrent 3G     This feature defines a 3G-1X Simultaneous (Concurrent) Voice and Data service
           Services (VP2-          by using a Fundamental, a Supplemental and a Digital Control Channel (DCCH) per
           Simultaneous V & D      each call.
           w/DCCH) Long Lead
--------------------------------------------------------------------------------------------------------------------
5088.0     3G-1X Enhanced          This feature provides 3G-1X Enhanced Access using the Basic Mode with the
           Access (Basic Access    following overhead channel set: Forward Broadcast Channel, Forward Common
           Mode with minimum       Control Channel, Reverse Enhanced Access Channel.
           set)
--------------------------------------------------------------------------------------------------------------------
5097.0     3G-1X R-FCH 1/8         This feature provides 3G-1X Reverse Fundamental Channel one eighth rate gating
           Gating                  as described in the IS-2000 Release 0 standard. This improves the mobile battery utilization.
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless            Appendix K                                         Page 4 of 5
Definitive Agreement                                                                       Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

--------------------------------------------------------------------------------------------------------------------
              CDMA RELEASE
                   19.x
--------------------------------------------------------------------------------------------------------------------
FID             Feature Name                                     Feature Description
--------------------------------------------------------------------------------------------------------------------
3834.6     3G- - 1Gz High Speed    This feature will provide HSPD speeds up to 307.2kbps in the Forward direction.
           Packet Data to 230.4
           and 307 kbps
--------------------------------------------------------------------------------------------------------------------
4578.0     3G-1X Mobile This feature is for the mobile assisted CDMA-to-CDMA
           3G-1X Inter-Frequency Hard Assisted Inter- Handoff. The Mobile
           reports pilot measurements on candidate hand-off frequency frequency
           Hard HO and based on this the Base Station will process a
           Interfrequency hard handoff.
--------------------------------------------------------------------------------------------------------------------
5042.0     3G-1X HSPD Mobility     This feature provides better mobility performance for FID-3834.0 by using
           Performance Mobile Assisted messaging such as MAAD or MABO.
           Improvement
           (w/MAAD)
--------------------------------------------------------------------------------------------------------------------
TBD        Short Data Burst
--------------------------------------------------------------------------------------------------------------------
TBD        3G-1X Inter-vendor, Inter MSC IS41 Handoff for Circuit Switched Data
--------------------------------------------------------------------------------------------------------------------
TBD        3G-1X MHSPD Mobility Performance Improvement (w/reduced or full active set)
--------------------------------------------------------------------------------------------------------------------
TBD        1X HSPD Performance Improvements
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless            Appendix K                                         Page 5 of 5
Definitive Agreement                                                                       Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Release / Feature Timeline

                                                      Lucent Technologies
                                                                          [LOGO]
                                                    Bell Labs Innovations


6/00          9/00         12/00         1/01         3/01          6/01           9/01           12/01        1/02       3/02
--------------------------------------------------------------------------------------------------------------------------------

         --------------------------------------------------------------------------------------------------------------------------
         |  ECP            ECP                        ECP            ECP           ECP           ECP                     ECP      |
         |  &              &                          &              &             &             &                       &        |
         |  CDMA           CDMA                       CDMA           CDMA          CDMA          CDMA                    CDMA     |
         |  15.1           16.0                       16.1           17.0          17.1          18.0                    18.1     |
         |  (8/25/00)      (12/15/00)                 (3/9/01)       (6/1/01)      (8/31/01)     (12/31/01)              (3/1/02) |
         --------------------------------------------------------------------------------------------------------------------------
         /   |  \             |                     MicroMinicell       |                           |
        /    |   \            |                     GA (3/09/01)        |                           |
       /     |   \/           |                                         |                           |
      \/     | Last load      |                                         |                           |
Requires:    | supporting     |                                         |                           |
o CCC        | TCUs           \/                                        |                           |
(TN1852B2:2) |            Requires:                                     \/                          \/
             |            o HCPU (UN530)                             The                          Mobile
             |            o BIB (TN2245)                             "3G-1X"                        IP
             |            o NCI (TN168C2:2)                          Release
             \/           o Only ECUs
         Modcell
         Feature
         Parity (8/00)

          Currently Releases 18.0 and 18.1 are being combined into one Release with a General Availability of March 2002

---------------------------------------------------------------------------------------------------------------------------------
| 5E14_FR3   5E15             5E15_FR1  5E15_FR2               5E15_FR3   5E16_FR1      5E16_FRx         OTHER 5E Releases: TBD |
| (7/15/00)  (9/29/00)        (1/15/01) (4/15/01)              (7/15/01)  10/12/01)     1/11/02                                 |
---------------------------------------------------------------------------------------------------------------------------------

Lucent Technologies, Inc./Verizon Wireless                                                                              Page 1 of 2
Definitive Agreement                                                                                       Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

TimeTable

                                                      Lucent Technologies
                                                                          [LOGO]
                                                    Bell Labs Innovations


-----------------------------------------------------------------------------------------------------------------------------------
           ECP / CDMA        ECP / CDMA         ECP / CDMA        ECP / CDMA         ECP / CDMA        ECP / CDMA       ECP / CDMA
           15.1              16.0               16.1              17.0               17.1              18.0             18.1

-----------------------------------------------------------------------------------------------------------------------------------
Gate 3
             6/25/99           12/10/99           3/17/00          9/22/00            1/12/01            4/13/01         6/22/01

-----------------------------------------------------------------------------------------------------------------------------------

FOA          6/16/00           10/13/00           1/12/00          4/13/01            7/13/01           10/12/01         1/11/02

-----------------------------------------------------------------------------------------------------------------------------------

GA           8/25/00           12/15/00           3/9/01           6/1/01             8/31/01           12/7/01          3/1/02

-----------------------------------------------------------------------------------------------------------------------------------
            5E14_FR3             5E15            5E15_FR1        5E15_FR2            5E15_FR3          5E16_FR1         5E16_FRx
5E
             7/15/00            9/29/00          1/15/01          4/15/01             7/15/01          10/12/01         1/11/02
-----------------------------------------------------------------------------------------------------------------------------------

Lucent Technologies, Inc./Verizon Wireless                                                                              Page 2 of 2
Definitive Agreement                                                                                       Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                   APPENDIX L



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--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless     Appendix L             Page 1 of 1
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                   APPENDIX M

                                  Refurbishing

1.0      REFURBISHED EQUIPMENT
         At PURCHASER'S request and expense, SUPPLIER will conduct an on-site certification audit for necessary hardware and/or software upgrades on used SUPPLIER'S equipment which is acquired by PURCHASER. The process for conducting such audit and the criteria for certification shall remain within the sole discretion of SUPPLIER. SUPPLIER will verify hardware and/or software baseline levels, physical condition and operational status and ensure that such equipment meets SUPPLIER'S installation parameters and specifications. However, such installation parameters and specifications upon which SUPPLIER relies for purposes of the certification audit, shall not exceed the original installation parameters and specifications of such equipment. Following installation of any required upgrades, at mutually agreed prices, SUPPLIER will re-commission such hardware and/or software as applicable. Labor for such certification audit will be furnished at mutually agreed prices. Materials for any repair or upgrade service will be furnished at SUPPLIER'S then-current list prices less any applicable discounts. Travel and living expenses will be billed at SUPPLIER'S cost plus a five percent (5%) administrative fee. SUPPLIER shall provide PURCHASER with copies of all third party invoices for travel and living expenses along with SUPPLIER'S invoice for such expenses and the administrative fee.

2.0      WARRANTY
         SUPPLIER warrants that it will perform the audit certification and any repair or upgrade services listed herein in a professional manner based on current published specifications.

         NOTWITHSTANDING THE ABOVE, SUPPLIER SHALL NOT PROVIDE ANY WARRANITES, EXPRESS OR IMPLIED, IN CONNECTION WITH ANY SUCH USED HARDWARE AND/OR SOFTWARE.

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Lucent Technologies Inc./Verizon Wireless       Appendix M           Page 1 of 1
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                   APPENDIX N

                                Optional Services

In addition to SUPPLIER's standard Installation and Commissioning services, SUPPLIER may provide upon request from PURCHASER, the following Optional Services at additional cost as described in Attachments 1 through 4. The pricing for these services will be based on the prices identified in Appendix A.1.f titled Optional Services Price List.

          o    Standard Cell Engineering - Attachment 1
          o    Standard MSC Engineering - Attachment 2
          o    Standard RF Engineering - Attachment 3
          o    RF Optimization Services - Attachment 4
          o Subject Matter Experts: RF Engineer, MSC Engineer and Cell Site Engineer

The following services may also be requested by Purchaser at an additional cost. Prices will be quoted at the time of request for these services.

          o    Hot Slides
          o    Cold Cuts
          o    Frame Relocation
          o    Cutover Engineering

Hot Slides:
         SUPPLIER's hot slide service ("Hot Slide") is offered to PURCHASER in instances where a CDMA or AMPS live air radio and/or switching equipment exists and PURCHASER elects to replace such equipment with that provided by SUPPLIER. A Hot Slide means that SUPPLIER shall install the applicable equipment at each site without interrupting call processing. A Hot Slide may be accomplished by either of the following:
         (a) SUPPLIER shall be commissioned to temporarily relocate PURCHASER's existing equipment to allocate space for installation of the equipment to be furnished by SUPPLIER, or (b) SUPPLIER shall temporarily install Hardware until such time as PURCHASER's existing equipment is de-commissioned and then perform a Hot Slide of SUPPLIER-furnished equipment to its final placement.

         SUPPLIER shall provide PURCHASER with a Hot Slide cut-over plan for the specified site at least ten (10) business days prior to beginning site-specific work activities. PURCHASER shall provide written approval to SUPPLIER at least five (5) business days prior to the commencement of the site-specific work activities. The Hot Slide cutover plan shall consist of unique requirements for the specified site which will outline detailed procedures and timelines for activities. PURCHASER's approval shall not be unreasonably withheld.

Cold Cuts:
         SUPPLIER's cold cut service is offered to PURCHASER in instance where a CDMA or AMPS live radio and/or switching equipment exists and PURCHASER elects to replace such equipment with that provided by SUPPLIER("Cold Cut"). A Cold Cut means that SUPPLIER shall install the applicable SUPPLIER-furnished equipment following de-commissioning and de-installation of PURCHASER's existing equipment. Upon commencement, SUPPLIER shall perform Cold Cut activities on an around-the-clock basis until the applicable SUPPLIER-furnished equipment

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Lucent Technologies Inc./Verizon Wireless       Appendix N           Page 1 of 2
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         is available for service. Interruption of call processing will occur, but shall be minimized to the extent possible.

         SUPPLIER shall provide PURCHASER with a Cold Cut plan for each specified site at least ten (10) business days prior to beginning site-specific work activities. PURCHASER shall provide written approval to SUPPLIER at least five (5) business days prior to commencement of site-specific work activities. The Cold Cut plan shall consist of unique requirements for the specified site which will outline detailed procedures and timelines for activities. PURCHASER's approval shall not be unreasonably withheld.

Frame Relocation:
         SUPPLIER's Frame Location is offered to PURCHASER in instances where a CDMA or AMPS live air radio and/or switching equipment exists and PURCHASER elects to replace such equipment with that provided by SUPPLIER. A frame relocation by SUPPLIER shall mean (a) relocation of incumbent equipment/frame(s) to a new position within the same location or Site, as required to secure the floor space needed to install the SUPPLIER's equipment/frame(s) at that location or Site, or (b) relocation of SUPPLIER's equipment/frame(s) from a temporary position to a final installation position within the same location or Site, after removal of the incumbent equipment/frame(s) has occurred. A frame relocation may be accomplished by any of the following: (a) SUPPLIER shall be commissioned to temporarily relocate PURCHASER's existing equipment to allocate space for installation of the equipment to be furnished by SUPPLIER, (b) SUPPLIER shall be commissioned to permanently relocate PURCHASER's existing equipment to allocate space for installation of the equipment to be furnished by SUPPLIER, or (c) SUPPLIER shall be commissioned to relocate SUPPLIER's equipment from a temporary installation position to a permanent installation position within the same location or Site after PURCHASER's incumbent equipment has been removed.

         SUPPLIER shall provide PURCHASER with a custom Frame Relocation plan for the specified site at least ten (10) business days prior to beginning site-specific work activities. PURCHASER shall provide written approval to SUPPLIER at least five (5) business days prior to the commencement of the site-specific work activities. The custom Frame Relocation plan shall consist of unique requirements for each specified site which will outline detailed procedures, timelines, and project fees to be paid by PURCHASER for the agreed to activities.

Cutover Engineering:
         SUPPLIER shall perform the Cutover Engineering services as set out in the Cutover Engineering Statement of Work as negotiated at the time requested by the PURCHASER for Network Replacements and such services shall conclude upon System Final Acceptance. SUPPLIER may also perform Cutover Engineering services post System Final Acceptance ('Network Expansion Services') upon request from PURCHASER. Pricing will defined in negotiated Statement of Work. The Cutover Engineering Statement of Work includes Cutover planning and implementation of PURCHASER's network ("Network"). Specific PURCHASER-defined service requirements, special conditions, obligations, and verification criteria shall be finalized and mutually agreed upon by both Parties prior to PURCHASER issuing an applicable Purchase Order.

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Lucent Technologies Inc./Verizon Wireless       Appendix N           Page 2 of 2
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                   APPENDIX N
                                  Attachment 1
                       Standard Cell Engineering Document

Assign SUPPLIER's Cell engineer resource(s) to support the PURCHASER's Cell Sites and provide consultation as required. Each SUPPLIER Cell Engineer will report directly to the PURCHASER Regional Manager for work assignments as described in this agreement.

REQUIREMENTS
     PURCHASER SHALL PROVIDE:
     System parameters and other pertinent data that will allow SUPPLIER's personnel to support the PURCHASER's request as detailed in this document.

     Site information required, but not limited to:

          1.   Cell site configuration information
               o    Sectorization
               o    Radio output power
               o    Set-up radio configuration
          2.   Cell site location maps and directions
               o    Access to cell sites
               o    Operating cell Site Generic
               o    Corrective actions taken prior to site visits.
               o    Cell maintenance records
               o    Cell site channel plan

     SUPPLIER SHALL PROVIDE:
     Technical expertise in applicable SUPPLIER System.

STATEMENT OF WORK
     SUPPLIER's engineer may consist of:
          1.   Provide hands on support
          2. Support PURCHASER personnel on how to monitor, troubleshoot and correct Cell problems
          3. Advise PURCHASER on how to identify and solve problems with Cell Sites
          4.   Assist PURCHASER in changing cell site parameters as required
          5.   Consult with PURCHASER's staff in resolving Cell site issues
          6.   Assist PURCHASER's staff in gathering and analyzing test data
          7.   Cell Generic Compatibility - DL options - NVM capability
          8.   Cell hardware Change Notices (CNs) - Cell Site Circuit Card
               Vintages
          9.   Measure transmit and receive path Power Levels
          10. Monitor and correct excessive Defensive Check Failures, Asserts and Audit Reports
          11.  Diagnostic and Functional Failure correction
          12.  Cell-link Errors and problems
          13.  Cell Site Database (Translations) compatibility
          14.  Analyze SYNCMON (CDMA only) - Island Cell conditions
          15.  Analyze ROP - failures and anomalies

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Lucent Technologies Inc./Verizon Wireless        Appendix N          Page 1 of 2
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

          16.  Recommend Cell generics Features and Fixes
          17.  Noted Cell Hardware Installation problems (grounding issues etc.)

DELIVERABLES
     Status Report could include the following when applicable:

          1.   Progress report when needed
          2.   Check off list of items performed
          3.   Changes made to Cell's Database (Translations)
          4.   Changes made to the Cell Hardware
          5. Recommendations to PURCHASER's staff on how to improve the existing cell site operation/performance.

ASSUMPTIONS
     1. SUPPLIER personnel are provided necessary information/access to become familiar with PURCHASER plans and requirements.
     2. SUPPLIER on-site Resource Center staff will NOT be responsible for DS1 or DS3 problems, nor will they handle data associated with roaming and billing issues.
     3. Workweek is defined as 40 hours per week, 5 consecutive days per week, 8 hours per day.
     4. PURCHASER will provide office facilities, telephone, modem access line and fax machine for Lucent Engineers use.
     5. SUPPLIER personnel will use SUPPLIER standard tools and processes. If other tools and processes are required, the PURCHASER is responsible for providing these tools, training and associated costs.
     6. Any cost associated with recommended repairs. Hard changes to the network or equipment are beyond the scope of this agreement.
     7. PURCHASER will partner with Lucent to understand how to operate and maintain their cell sites and carry out routine diagnostic testing and troubleshooting between site visits. (if applicable)

PRICING
     1.   Pricing for these services will be quoted based on the rates in A.1.f

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Lucent Technologies Inc./Verizon Wireless        Appendix N          Page 2 of 2
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                   Appendix N
                                  Attachment 2
                            Standard MSC Engineering

SUPPLIER's MSC engineer to the PURCHASER to provide consultation and support as defined in the scope of work in this document. Each SUPPLIER MSC Engineer will report directly to the PURCHASER Regional Manager and act at his/her direction for work assignments as described in this agreement and will supplement not replace PURCHASER resources.

SUPPLIER's MSC Engineer will not maintain any portion of the PURCHASER's network or any portion of its network elements.


REQUIREMENTS
     PURCHASER SHALL PROVIDE:
     System parameters and other pertinent data that will allow SUPPLIER'S personnel to assist in supporting and maintaining the PURCHASER's equipment.

     SUPPLIER SHALL PROVIDE:
     Technical expertise in applicable SUPPLIER System.

STATEMENT OF WORK
     SUPPLIER's engineer may: (when applicable)
     1. Support PURCHASER personnel on how to monitor, troubleshoot and correct 5ESS and switch problems
     2. Advise PURCHASER on how to set up reports, identify and solve problems in the MSC
     3. Assist PURCHASER in planning how to improve the system quality provided by the infrastructure
     4.   Assist PURCHASER in changing system parameters as required
     5.   Consult with PURCHASER's staff in resolving switch issues
     6.   Review switch changes
     7.   Support PURCHASER's staff in implementing changes
     8.   Assist PURCHASER's staff in gathering and analyzing test data

     Items to be addressed may include:
     o    Excessive AM or SM Initializations
     o    Excessive Interrupts
     o    Excessive MDII Reports
     o    Data Base relation REORG failures
     o    Excessive Defensive Check Failures (Asserts & Manual Asserts)
     o    Excessive Audit reports
     o    ODD Backup failures
     o    Check for Manual inhibits of automatic checks & functions
     o    Monitor and correct Audits
     o    Monitor Q pipe failures.
     o    Monitor REX & ATTS failures.

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Lucent Technologies Inc./Verizon Wireless      Appendix N            Page 1 of 2
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

     o    File and File System Management
     o    SM overloads
     o    C-link/TMS link Errors
     o    MSCU/PFC/PPC/MMP faults (CM)
     o    Switch asserts and audits

DELIVERABLES
     1. Specific recommendations to the PURCHASER on how to maintain and improve the wireless network performance.
     2.   Progress report as needed

ASSUMPTIONS
     1. SUPPLIER's personnel are provided necessary information/access to become familiar with PURCHASER plans and requirements.
     2. The workweek is defined as 40 hours per week, 5 consecutive days, 8 hours per day.
     3. If on site, PURCHASER will provide office facilities, telephone, modem access line and fax machine for SUPPLIER Engineers use.
     4. SUPPLIER's personnel will use Lucent's standard tools and processes. If other tools and processes are required, the PURCHASER is responsible for providing these tools, training and associated costs.
     5. Any cost associated with recommended repairs or changes to the network or equipment is beyond the scope of this agreement.
     6. Any cost associated with recommended repairs or changes to the wireless network or equipment is beyond the scope of this agreement.

PRICING

Prices will be quoted based on the rates detailed in Appendix A.1.f.

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Lucent Technologies Inc./Verizon Wireless      Appendix N            Page 2 of 2
Definitive Agreement                                 Contract No. LNM01NMVX02000


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                   APPENDIX N
                                  Attachment 3
                             Standard RF Engineering

SUPPLIER's RF Engineer(s) will provide support and consultation as described in the scope of work in this document. This proposal does not include any NEW, GROWTH or F2 optimization activities. SUPPLIER's RF Engineer will report directly to the PURCHASER Regional Manager and act at his/her direction for work assignments as described in this agreement and will supplement not replace PURCHASER resources.

SUPPLIER's RF Engineer will provide RF engineering support and consultation. SUPPLIER's RF Engineer will not maintain the PURCHASER's network or any portion of its network elements.

REQUIREMENTS
     PURCHASER SHALL PROVIDE:
     System parameters and other pertinent data that will allow SUPPLIER's personnel to support the PURCHASER's request as detailed in this document.

     SUPPLIER SHALL PROVIDE:
     Technical expertise in applicable Lucent System.

STATEMENT OF WORK
SUPPLIER's RF Engineering resource(s) will be responsible for evaluating system performance and making network improvement recommendations. This analysis will be performed in relationship to the existing conditions in each market and not to the original network as designed.

     This resource will: (as requested)

          o    Investigate voice quality impairments

          o    Investigate poor performance areas

          o    Analyze performance metrics and identify top offending sites

          o Audit and improve neighbor lists and hand-over thresholds to enhance call processing

          o    Evaluate overall system functionality

          o    Analyze Translations Parameters

          o Refer troubles found to be switch-related to appropriate PURCHASER personnel for resolution

          o Aid in the opening of an Assistance Request ("AR") Ticket when issues are identified that are not resolvable at a local level

          o Act as liaison between PURCHASER and SUPPLIER's technical support groups.


DELIVERABLES
     Specific recommendations to PURCHASER's staff on how to maintain and improve network performance.

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Lucent Technologies Inc./Verizon Wireless       Appendix N           Page 1 of 2
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

ASSUMPTIONS

     1. SUPPLIER's personnel are provided necessary information and access to become familiar with PURCHASER plans and requirements.
     2. If on site, PURCHASER to provide office facilities, telephone, modem access line and fax machine.
     3. SUPPLIER's personnel will be experienced in the use of SUPPLIER's standard tools and processes. If other tools and processes are required, the PURCHASER is responsible for providing these tools, training and associated costs.
     4. Any cost associated with recommended repairs or changes to the wireless network or equipment are beyond the scope of this agreement, Examples of these hard changes include, but are not limited to, antenna tilts/azimuths and antenna replacements.
     5.   This proposal does not include:
          o Drive Team: Driver, data collector, data processor, tools or vehicles associated with the drive team. A drive team would be required to collect cell data; conduct cluster tests and perform RF optimization.

PRICING
     1.   Pricing for these services will be based on the prices in Appendix
          A.1.f.





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Lucent Technologies Inc./Verizon Wireless       Appendix N           Page 2 of 2
Definitive Agreement                                 Contract No. LNM01NMVX02000


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                   APPENDIX N
                                  Attachment 4
                             RF Optimization Service

RF Optimization performs fine-tuning of a network by adjusting system parameters affecting coverage, subscriber access and handoff for new networks or growth cell and carrier additions for existing networks. Also, antenna orientations may be adjusted. The goal is to achieve performance that meets system acceptance criteria in preparation for subscriber traffic.

REQUIREMENTS
     o    Mutual agreement on system acceptance criteria.
     o An Optimization Plan and Schedule will be mutually agreed upon prior to optimization start date. It will include definition of drive routes jointly determined by PURCHASER and SUPPLIER and will be used for deploying SUPPLIER optimization resources.
     o Spectral monitoring reports provided by the party responsible for spectrum clearing to ensure band is free from interference.
     o PURCHASER will perform cell site readiness unless it is a SUPPLIER responsibility under the contract. Cell site readiness includes cell integration, verification of antenna installation per RF design specification, antenna cables swept, backhaul facilities in operation, power calibration, call through testing inside and outside the base station, and satisfactory completion (i.e., all tests passed) of manual, routine and functional diagnostics tests.
     o PURCHASER will have antenna crew on standby for timely implementation of any recommended antenna orientation changes unless it is a SUPPLIER responsibility under the contract.
     o Except where RF design is done by SUPPLIER, PURCHASER will provide SUPPLIER with the following RF design information:
          o Predicted coverage (signal strength) and measured coverage (based on any continuous wave signal drive tests) plots with coverage exclusion zones identified.
          o    Base station latitude and longitude coordinates.
          o    Base station names and ECP numbering.
          o    Base station PN offset plan.
          o    Base station configuration (1, 2, or 3 sectors).
          o    Antennae types, gains, beam widths, down tilts, and orientations.
     o PURCHASER is responsible for providing Cell Site Engineers, Switch Engineers and Maintenance Personnel to support the RF Optimization process unless those functions are SUPPLIER responsibilities under the contract. Acceptable and reasonable response time is assumed for these activities. Prior to commencement of RF optimization activities, PURCHASER and SUPPLIER will agree on the process for providing such support.
     o    PURCHASER will provide SUPPLIER personnel with the following:
          o Adequate workspace, including desks, office equipment (copiers), analog phone lines (if on site).
          o    Access to buildings, telephones and fax machines (7 day, 24 hour)
               o    Appropriate log-ins to OMP, executive cellular processor
                    (ECP), etc. for optimization activities.
               o Cellular or test phones and appropriate phone numbers to support drive testing.

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Lucent Technologies Inc./Verizon Wireless        Appendix N          Page 1 of 2
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

TASKS
It is more efficient to perform optimization on clusters contiguous cells. However, the demands of deployment often make it difficult to optimize all cells on a cluster basis. Where cells can not be optimized on a clustered basis, unclustered optimization will be performed.

SUPPLIER will provide RF optimization service that follows SUPPLIER's current optimization processes.

Key activities include:
     o    Analyze data for conformance with system acceptance criteria.
     o    Make RF optimization changes as necessary:
          o    Parameter changes
          o    Neighbor list changes
          o Antenna tilt, height and azimuth changes and other recommendations

FIRST CARRIER AND ADDITIONAL CARRIER(S) BORDER AREA OPTIMIZATION (WHERE APPLICABLE)
Key activities in this area include:
     o Verify reliable additional carrier to existing carrier handoff as inter-carrier handoff boundaries are approached.
     o Verify reliable origination and termination attempts near existing carrier/additional carrier borders.
     o Maximize additional carrier footprint and capacity in the area near the borders.
     o    Maintain good call quality before and after inter-carrier handoff.
     o Baseline network performance by collecting service measurements for several weeks prior to start of additional carrier optimization, if applicable.
     o Perform pilot survey on existing carrier and additional carrier to compare coverage and identify any problems.
     o Optimize additional carrier core area (i. e., the area common to the existing and new carrier(s)) based on pilot survey data. Make recommendations to resolve any new problems on existing or additional carriers.
     o Identify hard hand-down method to be used on additional carrier border base stations to maximize additional carrier capacity without compromising inter-carrier handoff performance.
     o Predict hard hand-down locations using pilot survey data and initial configuration of additional carrier border base stations and identification of potential handoff failure locations. Reconfigure additional carrier border base stations to minimize such problem areas while achieving maximum additional carrier capacity.
     o Verify hard hand-down locations and RF performance on drive routes from additional carrier core area to existing carrier only area. Make parameter changes to minimize hard hand-down failures.

DELIVERABLES
Acceptance Test (Exit) Report. The report includes all system acceptance criteria statistics and identification of problems remaining even though criteria are met.

PRICING
Pricing will be provided upon request for specific jobs based on pricing provided in Appendix A.1.f.

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Lucent Technologies Inc./Verizon Wireless        Appendix N          Page 2 of 2
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                   APPENDIX O

                        Co-Operative Advertising Summary

TWO PROGRAMS

     o     Wireless

     o     Messaging

WIRELESS

     o Credits for hardware and software for network growth earned on all purchases.

     o     * credit from June 1, 2000 to November 30, 2000.

     o * credit from December 1, 2000 through the initial term of the Definitive Agreement on the amount invoiced for hardware and software.

     o Credits will accrue at the applicable purchase price net of all discounts and credits.

     o * credit from December 1, 2000 through the initial term of the Definitive Agreement for invoices paid within 30 days.

     o Credits will accrue at the applicable purchase price net of all discounts and credits.

     o     Replaces all previous programs.

     o     Up to * co-payment for invoices.

     o     Credits will be made available on a quarterly basis..

     o Credits issued to PURCHASER will expire 12 months from the issue date.

MESSAGING

     o     * credit on new systems only

     o     October 1, 2000 to September 30, 2001

     o After September 30, 2001, Messaging will be included under the terms of the General Wireless program detailed above.

Both programs require SUPPLIER approval.

-------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless      Appendix O           Page 1 of 6
Definitive Agreement                                   Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                   APPENDIX O

                SUPPLIER/PURCHASER Wireless Co-Marketing Program

     o PURCHASER will earn a co-marketing credit of * of the purchase price (after discounts) of all hardware and software ordered from June 1, 2000, to November 30, 2000. SUPPLIER began accruing these credit dollars as of June 1, 2000 and will make the credits available to PURCHASER upon execution of the Definitive Agreement.

     o For orders placed from December 1, 2000 through the end of the initial term of this Agreement, PURCHASER will earn a co-marketing credit of * of the purchase price amount invoiced for hardware and software. In addition, PURCHASER will earn * for the term specified above on invoices paid within 30 days of the date of the invoice. SUPPLIER will make these credits available to PURCHASER on a quarterly basis.

     o     Credits will be accrued on paid invoices only.

     o Accrued credits will be valid for a period of twelve (12) months from date of accrual. Credits that have not been utilized within twelve (12) months will expire and cannot be used or renewed.

     o Credits can be used to purchase additional SUPPLIER hardware and software. SUPPLIER will release credits to PURCHASER at the rate of
           * of every dollar spent for Eligible Activities presented for release.

The following conditions are required for PURCHASER's participation in the SUPPLIER/PURCHASER General Co-Marketing Program.

1.   PURCHASER must sign and have on file at the Co-Marketing Program Office:

     o Program Enrollment Form - The execution of the new form will terminate and replace all forms previously executed by Vodafone-AirTouch, PrimeCo Communications, Bell Atlantic Mobile and GTE Wireless prior to their inclusion in Verizon Wireless.

     o     Co-Marketing Agreement (this Agreement)

     o     Creative Approval Form for each co-marketing campaign.

2. PURCHASER must comply with the program guidelines and standards as detailed in the Brand and Logo Usage Guidelines attached. In order to be eligible for release of credits, marketing programs/activities must be approved in advance by the Director of Marketing for the SUPPLIER'S Verizon Wireless Customer Team.

3. Supporting documentation (i.e. actual samples of collateral, questionnaires, etc.) and paid invoices must accompany all claims along with the approved planning form and completed claim form.

4. Reimbursement will be in the form of credits released to the PURCHASER at the percentage rate agreed to in this Agreement.

PROGRAM ADMINISTRATION

The program will be managed by the SUPPLIER's Director of Marketing who will be the point-of-contact for all marketing activities. All prior approvals will go through the Director of Marketing and claims for release of credits will be handled by the Program Administrator. SUPPLIER reserves the right-of-review and right-of refusal for approval and release of credits for all marketing communications under this program prior to printing and or publication.

-------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless      Appendix O           Page 2 of 6
Definitive Agreement                                   Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

PURCHASER shall reproduce SUPPLIER's brand and logo in accordance with the graphics standards provided by SUPPLIER in its attached Co-Marketing Program Brand & Logo Usage Guidelines and shall comply with SUPPLIER's other published brand and logo use guidelines provided to PURCHASER. PURCHASER may request SUPPLIER's consent to vary such standards or guidelines. Prior to publishing, PURCHASER shall provide SUPPLIER with a sample of the copy and/or graphics (the "Sample") for each Eligible Activity and SUPPLIER shall approve or reject the use of the Sample in writing within forty-eight (48) hours. Future use of previously approved Samples used in the same context shall not require additional approvals.

The Co-marketing credits will be released to PURCHASER on any Eligible Activity expenditures at the rate of * of every dollar spent by PURCHASER. An Eligible Activity is defined as the following: advertising; media costs (ad space or air time charges); direct marketing; mailing list, printing and postage for direct marketing mailings. Customer Connect Marketing Alliance Programs and Market Research may be covered if the activity is agreed to by SUPPLIER. PURCHASER and SUPPLIER may identify additional promotional opportunities to be covered by this fund.

No production or creative costs are covered for any promotional activity. Creative costs are defined as writing, design or agency services. SUPPLIER will pay a pro-rated percentage of media costs when the ad identifies additional vendors, however SUPPLIER will not pay for any portion of any promotion that includes an infrastructure or technology competitor.

PURCHASER agrees to share the results of all SUPPLIER funded marketing programs. This includes results of any advertising, telemarketing, direct mail, or sales incentive campaigns as well as detailed output collection and reports from any market research project. Results of SUPPLIER funded marketing programs must be submitted within 90 days of a program end date; credits will not be released until results are submitted.

SUPPLIER and PURCHASER agree to keep this Agreement confidential.

-------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless      Appendix O           Page 3 of 6
Definitive Agreement                                   Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                    Messaging Products Co-Marketing Program

SUPPLIER is pleased to offer PURCHASER a Co-Marketing program in the form of credits specifically targeted to purchases of Messaging Products and will extend the opportunity to earn those credits to all current PURCHASER United States markets. The purchases eligible for these credits are for those Eligible Messaging Products specifically detailed in Attachment A - Product List that were formerly offered through Lucent's Octel Messaging Division.

The Messaging Products Co-Marketing Program will be effective from October 1, 2000 until September 30, 2001.

The following conditions are required for participation in the Co-Marketing Program for Eligible Messaging Products

1.   PURCHASER must sign and have on file at the Co-Marketing Program Office:

     o     Program Enrollment Form

     o     Co-Marketing Agreement for Messaging Products (this Agreement)

     o     Creative Approval Form for each co-marketing campaign

2. PURCHASER must comply with the program guidelines and standards as detailed in the Brand and Logo Usage Guidelines attached. In order to be eligible for this program, marketing programs/activities must be approved in advance by the Director of Marketing for SUPPLIER'S Verizon Wireless Customer Team, using the Creative Approval Form.

3. Supporting documentation (i.e. actual samples of collateral, questionnaires, etc.) and paid invoices must accompany all claims along with the approved planning form and completed claim form.

4. SUPPLIER will release credits to the PURCHASER at the percentage rate agreed to in this Messaging Co- Marketing Agreement.

     o PURCHASER will earn credits equal to * on the net purchase price (after discounts and credits) of hardware and software for new systems. Credits will be accrued on paid invoices only

     o PURCHASER will not receive general co-marketing credits on messaging purchases covered by the Messaging Co-marketing Program

     o     No credits accrued (0%) for service upgrades/updates

     o     No credits accrued (0%) for Capacity On Demand

     o Accrued credits have a life-cycle of twelve (12) months from date of accrual. Credits that have not been utilized within twelve (12) months will expire and cannot be used or renewed.

     o SUPPLIER will release credits to PURCHASER at the rate of * of Eligible Activities presented for credit release

     o Credits can be used against invoices for additional Messaging equipment and services only

PROGRAM ADMINISTRATION

The program will be managed by the SUPPLIER'S Director of Marketing who will be the point-of-contact for all marketing activities. All prior approvals will go through the Director of Marketing and claims for release of credits will be handled by the Program Administrator. SUPPLIER reserves the right-of-review and right-of refusal for approval and release of credits for all marketing communications under this program prior to printing and or publication.

-------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless      Appendix O           Page 4 of 6
Definitive Agreement                                   Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

     o Co-Marketing credits will be released in the amounts earned on eligible activities for marketing campaigns to promote and/or support SUPPLIER Messaging Products or services. Unless approved by the Program Administrator or Director of Marketing for SUPPLIER all marketing campaigns that request reimbursement from the Co-marketing Fund must include an approved Co-branding use of SUPPLIER's logo. Examples of eligible activities are:

           o    Market Research

           o    Advertising

           o    Sales incentive programs

           o    Direct mail campaigns

           o    Telemarketing

     o SUPPLIER will not release credits for any production costs (writing, design, agency fees, etc.) associated with any Co-Marketing promotional activity.

     o If non-typical, alternative media choices better fit a PURCHASER's marketing and promotional needs, SUPPLIER will consider those options proposed. SUPPLIER reserves the right to decline eligibility for a non-typical, alternative media choice.

     o PURCHASER agrees to share the results of all SUPPLIER funded marketing programs. This includes results of any advertising, telemarketing, direct mail, or sales incentive campaigns as well as detailed output collection and reports from any market research project. Results of SUPPLIER funded marketing programs must be submitted within 90 days of a program end date; credits will not be released until results are submitted.

     o SUPPLIER will not reimburse third parties and will not assume liability to a third party.

     o SUPPLIER will not pay for any promotion that includes an infrastructure or technology competitor.

     o     All materials and programs must comply with federal and state laws

     o     Other expenses excluded from this program include:

           o    Cash and / or Traveler Check Gifts

           o    Inside market research

           o    Conference / association fees

           o    CPE equipment

           o    Magazine or newsletter subscriptions

           o    Maintenance fees

           o Hardware / software for the purpose of day-to-day activities

           o Travel expenses associated with the administration of the program

SUPPLIER and PURCHASER agree to keep this Agreement confidential.

-------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless      Appendix O           Page 5 of 6
Definitive Agreement                                   Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                  Attachment A

                          Eligible Messaging Products

The following is the list of SUPPLIER Messaging Products on which PURCHASER will earn a credit of * of the purchase price after all applicable discounts are applied when those products are purchased for use in a new messaging system.

     o Traditional Messaging Platforms (To include hardware and software only)

     o     Caller Application (IMA-CA)

     o     AnyPath Unified Messaging

     o     Messaging Solutions

     o     Hardware components for all Professional Services Solutions

-------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless      Appendix O           Page 6 of 6
Definitive Agreement                                   Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                          Lucent Technologies [Graphic Omitted]
                                          Bell Labs Innovations


Co-Marketing Program
Creative Approval Form

Company Information



Co-Marketing Acct. No.          (Provided by Lucent Co-Marketing Program Office)
                      ---------
Company Name
             ------------------------------------------------------------------

Form Completed By:

Name                                             Title
     --------------------------------------------      ------------------------
Phone                         Fax                  E-mail
     -------------------------   ------------------       ---------------------
Address
        -----------------------------------------------------------------------


Activity Description

Publication or Media Name (or attach a media list):
                                                    ---------------------------
Advertising Medium Type: (check all that apply)

[ ] Newspaper        [ ] Magazine             [ ] Outdoor
[ ] Radio            [ ] Direct Mail          [ ] Other
                                                       -----------------------
[ ] TV
                                                ------------------------------
Run Dates Expected:
                     ----------------------------------------------------------
(be specific)


Attach creative to this form for approval.

-------------------------------------------------------------------------------

For Lucent Co-Marketing Office Use Only      [ ] Approved      [ ] NOT Approved


Reason
       ------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-----------------------------                       ---------------------------
Lucent Co-Marketing Signature                       Date


PLEASE NOTE:

o All creative bearing the Lucent Co-Marketing logo, name and/or Lucent product trademarks must be approved prior to placing the creative in any media.

o When Lucent requires modifications to meet the approved guidelines, all required revisions must be made and resubmitted to Lucent for final approval.

o Complete performance (e.g. tearsheet) must be submitted to Lucent Co-Marketing Program (address below) upon completion of promotional activity.

Please mail or fax to:

       LUCENT TECHNOLOGIES
       Attn: JIM ROONEY
       5 Wood Hollow Rd., Room 1I73
       Parsippany, NJ 07054
       Tel:     (973) 581-4205
       Fax:     (973) 581-4286

5586-2  7/00


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                                           CO-MARKETING PROGRAM
                                                                ENROLLMENT FORM


Lucent Technologies
Bell Labs Innovations
[GRAPHIC OMITTED]


Company Information
Company Name:                            Primary Contact
------------                             ---------------

DBA:                                     Name:
---                                      ----

Business Address:                        Title:
----------------                         -----

                                         Phone:           Fax:           Email:
                                         -----            -----          -----

City:             State:   Zip:          Address (if different)
----              -----    ---           ---------------------

Reimbursement Information       Reimbursement will be mailed to Primary Contact

Issue reimbursements to: (if different from company name/DBA above)

Finance Contact

Name:                                       Title:
----                                        -----

Phone:                           Fax:                      E-mail:
-----                             ---                       ------

Address (if different from above)
------

Lucent Customer Team                           Co-Marketing Order No.:

Lucent Customer Team Representative:           Contract No.:

Total Contract Amount:
                       signature               Program Model: Market Development
----------------------
                                               Co-Marketing Accural  %:

                                               Reimbursement  %:

         Fax                                   Payment:  credit memo

                                               Products or Contract No. for
                                               which reimbursement will accrue:

-------------------------------------------------------------------------------
In order to participate in the Lucent Technologies Co-Marketing Program, your company must agree to the following:

Enrollment: To participate in this program, customer will complete and forward this Co-Marketing Program Enrollment form to Lucent's Co-Marketing Program Office. Only when signed by Lucent and returned to customer from Lucent is customer formally enrolled in the program. No use by customer of the Lucent Technologies Co-Marketing logo and/or the Lucent Technologies brand name and/or trademarked Lucent product names is authorized except where Lucent has already authorized such use until:

1. Customer is formally notified by Lucent by return of customer's approved enrollment form that they are accepted within the program, and

2. Customer has received prior approval from the Lucent Co-Marketing Program Office for any planned creative and media placements, except where such creative and media placements are consistent with prior Lucent authorizations for use.

Creative Terms and Conditions: If the Lucent Technologies Co-Marketing logo and/or the Lucent Technologies brand name and/or trademarked Lucent product names are used in a customer promotion, customer agrees that the right to use these trademarked properties of Lucent Technologies is limited exclusively to this program. Customer agrees to adhere to the creative guidelines identified in Lucent's Co-Marketing Brand and Logo Usage Guidelines document. Customer may request Lucent's consent to vary such standards or guidelines as the marketing activity may require and Lucent shall not unreasonably withhold such consent. Violation of these creative guidelines can result in Lucent Technologies suspending or removing customer from the Lucent Co-Marketing Program, or Lucent can temporarily or permanently withdraw the rights of customer from using the Lucent Technologies Co-Marketing logo and/or the Lucent Technologies name and/or the name of trademarked Lucent products in customer's promotions. Customer agrees that with the exception of prior Lucent authorized variances or uses, every usage of the Lucent Technologies Co-Marketing logo and/or the Lucent Technologies brand name and/or trademarked Lucent product names will require prior approval by Lucent. Customer will abide by the complete creative approval process as identified within Lucent's Co-Marketing Brand and Logo Usage Guidelines document.


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

BY SIGNING BELOW, THE CUSTOMER AGREES TO ABIDE BY THE LUCENT TECHNOLOGIES CO-MARKETING PROGRAM GUIDELINES, CO-MARKETING BRAND AND LOGO USAGE GUIDELINES AS THEY MAY BE AMENDED FROM TIME TO TIME, THE TERMS AND CONDITIONS SUPPLIED HEREWITH, AND FURTHER AGREES TO SUBMIT ANY NEW CREATIVE MATERIAL BEARING THE LUCENT CO-MARKETING LOGO, LUCENT TECHNOLOGIES NAME AND/OR TRADEMARKS TO THE LUCENT TECHNOLOGIES CO-MARKETING PROGRAM OFFICE PRIOR TO PLACING THE CREATIVE MATERIAL IN ANY MEDIA.

Customer Signature:

Written Name:

Title:                              Date:

Co-Marketing Program Office Approval:

Date:

Please  Fax  or Mail  this form to


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                                                         [LOGO]

                       Global Service Provider Business
                             Co-Marketing Program
                        Brand and Logo Usage Guidelines





Lucent Network Systems Co-Marketing Program - Brand/Logo
Slide: 1                                       Lucent Technologies - Proprietary
06/27/2001                                     v2 10/10/97


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                                                          [LOGO]


Our Approach

o Our Co-Marketing objective is to combine our brand with yours in a way that builds on the strengths of each. "Contribution Branding" creates a third, "bigger" brand that benefits us both.

o The Co-Marketing Program is intended to support our images, strengthen our relationship, and convey our mutual brand messages to our customers.

o Research shows that Lucent and Bell Labs brands and trademarks communicate "high-quality" and "innovation" to end-user" and is crucial that our brand continues to be used to communicate a high-quality image and that our brand attributes (honest, open, etc.) are not compromised.




Lucent Network Systems Co-Marketing Program - Brand/Logo
Slide: 2                                       Lucent Technologies - Proprietary
06/27/2001                                     v2 10/10/97


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                                                          [LOGO]

Brand and Logo Usage Requirements

o    Must be a customer participating in the Co-Marketing Program

o    Customer must sign and have on file at the Co-Marketing Program Office:

     -    Program Enrollment Form

     -    Co-Marketing Logo Licensing Agreement

     -    Creative Approval Form




Lucent Network Systems Co-Marketing Program - Brand/Logo
Slide: 3                                       Lucent Technologies - Proprietary
06/27/2001                                     v2 10/10/97


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                                                          [LOGO]


Competitive Differentiation

o Leveraging the Lucent brand and Co-Marketing logos provides a significant advantage for service providers who have built their networks with Lucent.

o While we intend for you to use our brand as a point of competitive differentiation we will not allow customers to directly position themselves against other customers.

o As part of our divestiture agreement with AT&T and to avoid confusing your customers, it is important that Lucent not be perceived through Co-Marketing as a partner in providing service.




Lucent Network Systems Co-Marketing Program - Brand/Logo
Slide: 4                                       Lucent Technologies - Proprietary
06/27/2001                                     v2 10/10/97


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                                                          [LOGO]
General Guidelines


                             The logos must never be
                         altered and must be reproduced
                         from the Lucent supplied logo
                              sheets or diskettes.


      Lucent Technologies has the                        All material must
 right to refuse approval of materials                  comply with the law.


        Participants must use                           Program participants
    the following acknowledgement                     must acknowlege all Lucent
 to identify the logo as a trademark                   Technologies trademarks.
 of Lucent:  The Lucent Co-Marketing
   Logo is a registered trademark
       of Lucent Technologies.


                 Participation in the             Material must not
              Co-Marketing Program shall     misrepresent features and/or
             not be presented as approval   benefits of Lucent Technologies.
                by Lucent of any brand,
               product or company name.



Lucent Network Systems Co-Marketing Program - Brand/Logo
Slide: 5                                       Lucent Technologies - Proprietary
06/27/2001                                     v2 10/10/97


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                                                          [LOGO]


Lucent Co-Marketing Logo Elements

o Linking Phrase: Agreed upon by both of us, that accurately describes our relationship.

     -    "Network built by..."

     -    "Wireless Technology provided by..."

     -    "Network by..."

     -    "Enabled by..."

o Innovation Ring: Key component of the Lucent Technologies corporate signature

o    Lucent Technologies logotype




Lucent Network Systems Co-Marketing Program - Brand/Logo
Slide: 6                                       Lucent Technologies - Proprietary
06/27/2001                                     v2 10/10/97


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                                                          [LOGO]

Lucent Co-Marketing Logo Elements


---------------------------------
Network
Built ..........................................Linking Phrase
By

         [LOGO].................................Innovation Ring


Lucent Technologies(R)..........................Logotype




Lucent Network Systems Co-Marketing Program - Brand/Logo
Slide: 7                                       Lucent Technologies - Proprietary
06/27/2001                                     v2 10/10/97


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                                                          [LOGO]


Print Usage Guidelines - Logo Size

o To determine the Co-Marketing Logo size, apply the formula (L x W)/2 to your logo.

o    Co-Marketing Logo must be at least one (1) inch in width

o Vertical height must be less than 50% of the participant's logo measured diagonally or vertically, whichever is greater

o Do not enlarge or reduce the logo from existing art. Use the correct size provided on the logo sheet




Lucent Network Systems Co-Marketing Program - Brand/Logo
Slide: 8                                       Lucent Technologies - Proprietary
06/27/2001                                     v2 10/10/97


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                                                          [LOGO]


Print Usage Guidelines - Logo Position

o Must appear in the lower left or right corners of the advertisement, or embedded in the copy block

o    May not be part of the visual element of the promotional material




Lucent Network Systems Co-Marketing Program - Brand/Logo
Slide: 9                                       Lucent Technologies - Proprietary
06/27/2001                                     v2 10/10/97


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                                                          [LOGO]


Print Usage Guidelines - Space Around Logo

o There should be a space of at least 1/4 of the height of the Innovation Ring between the entire signature and any edge of the printed surface.

o The area surrounding the logo should be even, unpatterned and free from typography, illustration or other graphic elements.




Lucent Network Systems Co-Marketing Program - Brand/Logo
Slide: 10                                      Lucent Technologies - Proprietary
06/27/2001                                     v2 10/10/97


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                                                          [LOGO]


Print Usage Guidelines - Logo Color



o The Innovation Ring must always be printed in Pantone 186*; process mix CO, M100, Y70.

o The logo may be reproduced in black or reversed in white of a high-contrast background color.




Lucent Network Systems Co-Marketing Program - Brand/Logo
Slide: 11                                      Lucent Technologies - Proprietary
06/27/2001                                     v2 10/10/97


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                                                          [LOGO]


Print Usage Guidelines - Copy Mention

o At least one mention of Lucent Technologies that describes our part of the relationship. For Example:

     -    "...based on Lucent Technologies' Bell Labs Innovations."

     -    "...based on Lucent Technologies innovations."

     -    "...digital network built by Lucent Technologies."

o    The Lucent Technologies brand must always accompany the Bell Labs name.




Lucent Network Systems Co-Marketing Program - Brand/Logo
Slide: 12                                      Lucent Technologies - Proprietary
06/27/2001                                     v2 10/10/97


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                                                          [LOGO]


Backgrounds - Correct Usage

o The logo can be placed on a screened background as long as the logo is clearly visable and the background is of high contrast




Lucent Network Systems Co-Marketing Program - Brand/Logo
Slide: 13                                      Lucent Technologies - Proprietary
06/27/2001                                     v2 10/10/97


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                                                          [LOGO]


Backgrounds - Incorrect Usage




[GRAPHIC OMITTED]               Do not position the logo within a
                                contained space.



[GRAPHIC OMITTED]               Do not place the logo on a patterned
                                background




Lucent Network Systems Co-Marketing Program - Brand/Logo
Slide: 14                                      Lucent Technologies - Proprietary
06/27/2001                                     v2 10/10/97


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                                                          [LOGO]


Backgrounds - Incorrect Usage


[GRAPHIC OMITTED]               Do not add graphic elements to the logo



[GRAPHIC OMITTED]               Do not alter parts of the logo in any way




Lucent Network Systems Co-Marketing Program - Brand/Logo
Slide: 15                                      Lucent Technologies - Proprietary
06/27/2001                                     v2 10/10/97


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                                                          [LOGO]


Backgrounds - Incorrect Usage


[GRAPHIC OMITTED]               Do not separate parts of the logo in any way




Lucent Network Systems Co-Marketing Program - Brand/Logo
Slide: 16                                      Lucent Technologies - Proprietary
06/27/2001                                     v2 10/10/97


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                                                          [LOGO]


Broadcast Usage Guidelines

o    Radio

     - Must be at least one mention of Lucent Technologies and/or products per :60 second spot. May not appear in legal disclaimer tag.

o    Television, Inflight, and Infomercials

     - Co-Marketing logo must be incorporated into the broadcast in appropriate context.

     - Co-Marketing logo must appear for at least three (3) seconds in a :30 second commercial.

     - Minimum of a five (5) word voice-over copy mention must be included and may not appear in legal disclaimer tag.




Lucent Network Systems Co-Marketing Program - Brand/Logo
Slide: 17                                      Lucent Technologies - Proprietary
06/27/2001                                     v2 10/10/97


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                                                          [LOGO]

o    Screen Placement

     - Must be completely within the title-safe area and must not be less than 50% of the Participants logo measure vertically or diagonally, whichever is greater.




Lucent Network Systems Co-Marketing Program - Brand/Logo
Slide: 18                                      Lucent Technologies - Proprietary
06/27/2001                                     v2 10/10/97


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                                                          [LOGO]


Outdoor Usage Guidelines

o    Outdoor Advertising

     - Co-Marketing logo must not be less than 50% of the participants logo measured vertically or diagonally, whichever is greater.




Lucent Network Systems Co-Marketing Program - Brand/Logo
Slide: 19                                      Lucent Technologies - Proprietary
06/27/2001                                     v2 10/10/97


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                                                          [LOGO]


Camera Ready Logos

o Composed Co-Marketing logos are available on diskette and logo sheets and can be ordered through the Co-Marketing Program Office.


     --------------------     --------------------     --------------------
     Network                  Wireless                 Using
     Built                    Innovation               Technology
     By                       From                     From

      [GRAPHIC OMITTED]         [GRAPHIC OMITTED]        [GRAPHIC OMITTED]

     Lucent Technologies(R)   Lucent Technologies(R)   Lucent Technologies(R)


            --------------------               --------------------
            Technology                         Circuitry
            By                                 Manufactured
                                               By

             [GRAPHIC OMITTED]                   [GRAPHIC OMITTED]

            Lucent Technologies(R)             Lucent Technologies(R)




Lucent Network Systems Co-Marketing Program - Brand/Logo
Slide: 20                                      Lucent Technologies - Proprietary
06/27/2001                                     v2 10/10/97


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                                                          [LOGO]


Standards

o Marketing communications that incorporate the Lucent Co-Marketing logo and/or other Lucent trademarks and the context in which they apear must be in good taste and represent the policies and philosophies of Lucent Technologies

o Lucent will not reimburse the Participant for communications that do not meet these standards: any misuse of the logos/trademarks will result in suspension from the Program.




Lucent Network Systems Co-Marketing Program - Brand/Logo
Slide: 21                                      Lucent Technologies - Proprietary
06/27/2001                                     v2 10/10/97


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                                                          [LOGO]


Final Review

  Lucent reserves the right-of-review and right-of refusal for approval and reimbursement for all marketing communications under this program prior to printing and or publication.




Lucent Network Systems Co-Marketing Program - Brand/Logo
Slide: 22                                      Lucent Technologies - Proprietary
06/27/2001                                     v2 10/10/97


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                   APPENDIX P

                                    O A & M


                   PROCEDURES FOR OPERATIONS, ADMINISTRATION

                   AND MANAGEMENT OF THE NETWORK ELEMENTS IS

                    LOCATED ON THE WIRELESS NETWORK SYSTEMS

                              DOCUMENTATION CDROM.



















--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless        Appendix P          Page 1 of 1
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                   APPENDIX Q

                          Open Interface Specification

                                  APPENDIX Q-1

                              TR45 Reference Model



                     THIS SECTION INTENTIONALLY LEFT BLANK

                   PARTIES WILL MUTUALLY AGREE UPON THE NEED

                  AND INFORMATION FOR THIS ADDITIONAL SECTION

                     WITHIN 60 DAYS FROM EXECUTION OF THIS

                                   AGREEMENT.

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless     Appendix Q             Page 1 of 1
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                   APPENDIX R



                       THIS PAGE INTENTIONALLY LEFT BLANK























--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless    Appendix R              Page 1 of 1
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                   APPENDIX S

                         Contract Change Control Process

The Change Control Process is an element of the Contract, agreed to by both SUPPLIER and the PURCHASER and it will be the only authorized mechanism to request and approve changes. The authorized persons to request and/or approve changes will be identified in writing by both parties and included in the Agreement as part of the Process. All work identified and performed through the Contract Change Control Process will be governed by the terms and conditions of the subject Agreement between the PURCHASER and SUPPLIER.

The Program Manager will hold a meeting with the PURCHASER and SUPPLIER, prior to the start of the work, with all the involved parties in the Project/Agreement to review and explain the Change Control Process. At the meeting, each party will identify the person(s) who will have the authority to request and/or approve changes.

Prior to the start of work, the Program Manager and the PURCHASER will determine whether the Change Request will be utilized as the sole instrument for payment of authorized changes or in conjunction with the PURCHASER's Purchase Order process. Change Request form 1 (CR form #1), Attachment 1, or Supplemental Authorization Work Order (SAWO), Attachment 2, will be utilized as the sole instrument for authorization for work and payment as it relates to changes.

For PURCHASER or SUPPLIER Initiated Change Requests, the following process will be followed:

PURCHASER INITIATED REQUESTS
a) To request a change, the PURCHASER's authorized person will prepare and submit the appropriate Change Order Request and Authorization form to SUPPLIER's designated individual, normally the Program Manager (PM). In the event that a requested change has been directed to someone other than the PM, the recipient will facilitate linkage to the PM in a timely manner. Each Change Request will have a unique numbering system that will be tracked via the SUPPLIER Change Order Status Log, Attachment 3. The alpha characters "CR" for PURCHASER Initiated Request, will precede the numbering sequence, (i.e. CR-1 XXXXX for the first PURCHASER Request). The SUPPLIER Change Order Status Log may be shared between the PURCHASER and SUPPLIER to ensure timely and effective status verification.

b) Upon receipt of the Change Request the PM will provide the SUPPLIER Program Control Manager (PCM) a copy of the Change Request form. The PM will determine the impact of the change (pricing, scheduling, etc.) utilizing the appropriate Program Team members (i.e. SUPPLIER's Technical Consultant, Engineering, Installation, etc.). The Program Team member(s) will provide the appropriate feedback to the PM or return the filled out form for review and signature. The PM will forward the Change Request to the PURCHASER and a copy to the PCM. SUPPLIER's response to the Change Request will be provided to the PURCHASER in a timely manner, normally between one (1) to three (3) business days unless otherwise mutually agreed to by both parties. If necessary, the PURCHASER and the Program Manager will negotiate any open issues relative to the Change Request. Upon the PURCHASER's acceptance of the Change Request, PURCHASER will execute the Change Order Request & Authorization form and return it to the PM. Electronic acceptance of a Change Request will be binding on PURCHASER not withstanding the absence of a signature.

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless         Appendix S         Page 1 of 6
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

c) The executed Change Request is the authorization to start the work and authorization for SUPPLIER to invoice for such work. The PURCHASER's signature on the form certifies that the individual signing has the authority to authorize the work requested and the additional cost and payment. Payment of such invoices will be pursuant to the Agreement between PURCHASER and SUPPLIER.

d) Upon receipt of the Change Request, the PM will notify the appropriate Program Team members to proceed with the requirements set forth in the Change Request. Upon completion of its requirements, SUPPLIER shall invoice the PURCHASER. The contract number and the applicable Purchase Order and the Change Request Tracking Number will be referenced on the invoice.

e) If the parties cannot agree on the requested change, the procedures outlined in section 3 below will be followed.

SUPPLIER INITIATED REQUESTS
a) A Change Order Request & Authorization or SAWO form will be completed by SUPPLIER, signed and submitted to the PURCHASER for approval/execution when a SUPPLIER identified condition requires a change to the Agreement or when an action by the PURCHASER or PURCHASER's representative is identified as a potential change to the Agreement. The alpha characters "LR" for SUPPLIER Initiated Request, will precede the numbering sequence, (i.e. LR-1 XXXXX for the first SUPPLIER Request).

b) Upon receipt of the Change Request and acceptance thereof, the PURCHASER will execute the Change Request. The signature on the form certifies that the individual signing has the authority to authorize the work requested and the additional cost and payment. The PURCHASER will return the Change Request to the PM as soon as practical, no later than three (3) business days from receipt of the Change Request unless otherwise mutually agreed to by both parties. Upon receipt of the approved Change Request, the PM will notify the appropriate SUPPLIER Team members to proceed with the requirements set forth in the Change Order Request & Authorization or SAWO form and upon completion, invoice the PURCHASER. The contract number and the applicable Purchase Order and the Change Request Tracking Number should be referenced on the invoice. Payment of such invoices will be pursuant to the Agreement between PURCHASER and SUPPLIER.

c) If the PURCHASER rejects the Change Request, a written explanation detailing the reasons for the rejection will be provided to SUPPLIER within three (3) business days after receipt of the Change Request. The PM may meet with the PURCHASER to resolve such rejection. If the parties still cannot agree on the requested change, the procedures outlined in Section 3 below may be followed.

SETTLEMENT OF DISPUTES
If a Change Request is rejected by either party, the Senior Management of either Party may elect to utilize a non-binding resolution procedure whereby each presents its case before a panel consisting of two senior executives of each of the Parties. If such executives cannot agree upon the requested change, a mutually acceptable neutral advisor will be selected. A hearing will be held no more than ten (10) business days after a Party serves notice to use the procedure set forth in this clause. The neutral advisor

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless         Appendix S         Page 2 of 6
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

will be asked to assist each party's senior executives in evaluating the strengths and weaknesses of each Party's position. The Parties will each bear their respective costs incurred in connection with the procedure set forth in this clause, except that they will share equally the fees and expenses of the neutral advisor, if any, and the cost of the facility for the hearing.

CHANGE ORDER TRACKING
The SUPPLIER Contract Administrator will have the responsibility of tracking the Change Request throughout the entire process from the point of origination through the invoicing and payment cycle.

COST OF CHANGES
The costs associated with PURCHASER requested Change Orders shall be borne entirely by PURCHASER and PURCHASER shall compensate SUPPLIER per this Agreement. Such remedy shall be SUPPLIER's sole remedy associated with such PURCHASER requested Change Order. If PURCHASER fails to perform per the conditions of this agreement, and a Change Order is required as a result, such Change Order will be considered a "PURCHASER requested Change Order." SUPPLIER will invoice PURCHASER for each Change Order and PURCHASER will pay such invoice separately.

The costs associated with SUPPLIER requested Change Orders shall be borne entirely by SUPPLIER and SUPPLIER shall compensate PURCHASER per this Agreement. Such remedy shall be PURCHASER's sole remedy associated with such SUPPLIER requested Change Order. If SUPPLIER fails to perform per the conditions of this agreement, and a Change Order is required as a result, such Change Order will be considered a "SUPPLIER requested Change Order." SUPPLIER will issue PURCHASER a credit for the amount due as a result of the Change Order.



                                   ATTACHMENTS

Attachment - 1 ---CHANGE ORDER REQUEST & AUTHORIZATION FORM-1
Attachment - 2 - SUPPLEMENTAL AUTHORIZATION WORK ORDER
Attachment - 3 ---SUPPLIER CHANGE ORDER STATUS LOG

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless         Appendix S         Page 3 of 6
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

THIS CHANGE REQUEST IS:
[  ] Customer Initiated

[  ] Lucent Initiated

                                  Attachment 1
                 CHANGE ORDER REQUEST & AUTHORIZATION FORM - 1

                    Agreement No. _________________________

Change Request Tracking No:  ___________  Date of Request: _____________________

Requester's Name: ______________________  Telephone: ___________________________

Customer:  _____________________________  Orig. Customer PO No: ________________

Address:   _____________________________  Customer Request Date: _______________

Lucent Order No:  ______________________  Project/Office Name: _________________

Type of Change:

[  ] Engineering Only       [  ] Engineering / Material      [  ] Material Only

[  ] Installation Only      [  ] Engineering / Material /    [  ] Installation /
                                 Installation                     Material

[  ] Engineering /          [  ] Other:  ___________________
     Installation

Description of Work / Change:
--------------------------------------------------------------------------------
|                                                                              |
|                                                                              |
|                                                                              |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------

Customer Required Material / Services Interval:

[  ] Standard Inteval         [  ] Expedited Interval        [  ] Not Applicable

Customer Required Transportation Level:

[  ] Standard Shipment        [  ] Premium Shipment          [  ] Not Applicable

Schedule Impact:

         Original Completion Date: ________  Revised Completion Date: __________

Price:   Engineering     __________________  Bill To:  _________________________
         Material        __________________            _________________________
         Installation    __________________            _________________________
         Transportation  __________________
         Other*          __________________  Ship To:  _________________________
                                                       _________________________
                                                       _________________________

*See Attached for Details

         Price:    ________________________

Customer hereby acknowledges that this change order request is either a change to the original order or is an additional to the work to which the parties have already agreed. The terms and conditions of the Agreement identified above will cover the work provided herein. Customer understands and acknowledges that the price of this work is not covered under any purchase order or included in the Agreement identified above. Customer agrees that this fully executed change order request will serve as the authorization for work and for payment. Customer certifies that he/she has the authority to authorize this work and the additional cost.

[  ] THE SIGNATURE BELOW INDICATES THAT LUCENT IS HEREBY AUTHORIZED TO PROCEED
     WITH THE CHANGE

Authorization & Approval

Customer:     _____________________                   Lucent Technologies Inc.

Signed:       _____________________      Signed:       _________________________

Name (Print): _____________________      Name (Print): _________________________

Title:        _____________________      Title:        _________________________

Date:         _____________________      Date:         _________________________

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless         Appendix S         Page 4 of 6
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                  Attachment 2
                      SUPPLEMENTAL AUTHORIZATION WORK ORDER

Please Check Items to be Done:
[  ] Engineering only                             [  ] Engineering / material              [  ] Materials only
[  ] Engineering / Material installation          [  ] Installation / material             [  ] Installation only

---------------------------------------------------------------------------------------------------------------------------
                                                    Work Authorization
===========================================================================================================================
-------------------------------------------------------------- ------------------------------------------------------------
PURCHASER:                                                     PURCHASER Order Number
-------------------------------------------------------------- ------------------------------------------------------------
Engineer/PURCHASER                                             SUPPLIER Order Number
-------------------------------------------------------------- ------------------------------------------------------------
PURCHASER Telephone #                                          SA Issue Number:           B-req:
-------------------------------------------------------------- ------------------------------------------------------------
Billing Address                                                Billing Town, State, Zip
-------------------------------------------------------------- ------------------------------------------------------------
Job Address                                                    EST/Auth
-------------------------------------------------------------- ------------------------------------------------------------
Town, State, Zip                                               PO/Account Number
-------------------------------------------------------------- ------------------------------------------------------------


                                Engineering Effort Description of Work                                         Price
-------------------------------------------------------------------------------------------------------- ------------------

-------------------------------------------------------------------------------------------------------- ------------------

-------------------------------------------------------------------------------------------------------- ------------------

-------------------------------------------------------------------------------------------------------- ------------------

-------------------------------------------------------------------------------------------------------- ------------------
Service: [  ] Standard     [  ] Expedite                                                    Total price  $
                                                                                                         ------------------


                                         Material Description                                                  Price
-------------------------------------------------------------------------------------------------------- ------------------

-------------------------------------------------------------------------------------------------------- ------------------

-------------------------------------------------------------------------------------------------------- ------------------

-------------------------------------------------------------------------------------------------------- ------------------

-------------------------------------------------------------------------------------------------------- ------------------
Transportation:  [  ] Standard     [  ] Premium                                             Total Price  $
                                                                                                         ------------------


                Installation Effort Description of Work (Overtime, Nightwork Services)                         Price
-------------------------------------------------------------------------------------------------------- ------------------

-------------------------------------------------------------------------------------------------------- ------------------

-------------------------------------------------------------------------------------------------------- ------------------

-------------------------------------------------------------------------------------------------------- ------------------

-------------------------------------------------------------------------------------------------------- ------------------
Service:  [  ] Standard     [  ] Expedite                                                  Total Price.  $
                                                                                                         ------------------
                                                                                            Grand total  $
                                                                                                         ------------------


---------------------------------------------------------------------------------------------------------------------------
Project Impact Description   (e.g., schedule, resources)

---------------------------------------------------------------------------------------------------------------------------

Authorization

SUPPLIER Manager  _____________________________              Date  ___________     Telephone  ____________________

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless         Appendix S         Page 5 of 6
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                  Attachment 3

                        SUPPLIER CHANGE ORDER STATUS LOG


PROGRAM MANAGER:  _______________          CUSTOMER NAME:  _____________________

FROM:  _________    TO:  ________          CONTRACT ADMINISTRATOR: _____________



------------------------------------------------------------------------------------------------------------------------------------
Change    Request   Lucent   Original   Location   Description/  Type:    Upscope   Proposed  Invoice  Payment   Total      Comments
Request   Date      Order    PO No.                Reason for    E=Engr.  (U) or    Change    No.      Due       Revenue
Tracking            No.                            Services      I=Instl. Cost      Order              Date      Paid
No. CR-                                                          O=Other  Recovery  Value
Customer  ---------------------------                            Svcs.*   (C)                 -----------------
Request                                                          M=Matl.
LR-Lucent Approval  Lucent   Revised/                                                         Invoice  Payment
Request   (A) or    Quote    New PO                                                           Date     Rec'd
          Reject    No.      No.                                                                       Date
          (R) Date
------------------------------------------------------------------------------------------------------------------------------------
                                                                 E,I,O,M   U or C
------------------------------------------------------------------------------------------------------------------------------------
                                                                    E
                                                                ----------------------------                     ---------
                                                                    I
          ---------------------------                           ----------------------------  -----------------  ---------
                                                                    O
                                                                ----------------------------                     ---------
                                                                    M
------------------------------------------------------------------------------------------------------------------------------------
                                                                    E
                                                                ----------------------------                     ---------
                                                                    I
          ---------------------------                           ----------------------------  -----------------  ---------
                                                                    O
                                                                ----------------------------                     ---------
                                                                    M
------------------------------------------------------------------------------------------------------------------------------------
                                                                    E
                                                                ----------------------------                     ---------
                                                                    I
          ---------------------------                           ----------------------------  -----------------  ---------
                                                                    O
                                                                ----------------------------                     ---------
                                                                    M
------------------------------------------------------------------------------------------------------------------------------------
                                                   Engineering      $0
                                                   ------------------------   C       $0
                                                   Installation     $0
                                                   -----------------------------------------
                                                   Other Services   $0
                                                   ------------------------   U       $0
                                                   Material         $0
------------------------------------------------------------------------------------------------------------------------------------
Total
Change                                                              $0                $0                            $0
Requests
------------------------------------------------------------------------------------------------------------------------------------
Issue 1.2, 12/22/99                                Lucent Technologies - Proprietary

[      ] Fields to be tracked by PM/CA

*Other Services (such as Netcare, Professional or Technical Services)

--------------------------------------------------------------------------------
Lucent Technologies Inc./Verizon Wireless         Appendix S         Page 6 of 6
Definitive Agreement                                    Contract No. ###-##-####


*CONFIDENTIAL MATERIALS APPEARING IN THIS DOCUMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.